UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05624

Morgan Stanley Institutional Fund, Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

John H. Gernon 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-0289

Date of fiscal year end:	December 31,

Date of reporting period:	December 31, 2016

Item 1 - Report to Shareholders

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Active International Allocation Portfolio

Annual Report

December 31, 2016

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	18
Statement of Operations	20
Statements of Changes in Net Assets	21
Financial Highlights	23
Notes to Financial Statements	27
Report of Independent Registered Public Accounting Firm	39
Federal Tax Notice	40
Privacy Notice	41
Director and Officer Information	44

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Portfolio of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Portfolio, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Active International Allocation Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2017

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Expense Example (unaudited)

Active International Allocation Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemption fees; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/16	Actual Ending Account Value 12/31/16	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Active International Allocation Portfolio Class I	$1,000.00	$1,044.60	$1,021.97	$3.24	$3.20	0.63	%***
Active International Allocation Portfolio Class A	1,000.00	1,043.10	1,019.91	5.34	5.28	1.04	***
Active International Allocation Portfolio Class L	1,000.00	1,038.50	1,016.39	8.92	8.82	1.74	***
Active International Allocation Portfolio Class C	1,000.00	1,036.70	1,015.13	10.19	10.08	1.99	***

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

***  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period.

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Investment Overview (unaudited)

Active International Allocation Portfolio

The Portfolio seeks long-term capital appreciation by investing primarily, in accordance with country and sector weightings determined by the Adviser, Morgan Stanley Investment Management Inc., in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices.

Performance

For the year ended December 31, 2016, the Portfolio's Class I shares had a total return based on net asset value and reinvestment of distributions per share of –0.67%, net of fees. The Portfolio's Class I shares underperformed the Portfolio's benchmark, the MSCI EAFE Index (the "Index"), which returned 1.00%.

Factors Affecting Performance

•  Global equities had a nice finish to 2016, but the Index ended the year with a meager 1% return (in U.S. dollars). The Portfolio suffered the bulk of underperformance versus the Index in the first and third quarters when equity markets were particularly volatile.

•  The main detractors from performance included the allocation to the eurozone and overweight to Japan. On a sector basis, the underweight allocations to the financials and materials sectors were detrimental to relative performance, as was the overweight to health care.

•  Positive contributors to performance were an overweight allocation to the industrials sector and underweight allocations to telecommunication services and utilities. Overweight allocations to European autos and European technology added relative gains. An allocation to emerging markets was beneficial to performance.

•  The Portfolio utilizes stock index futures as an additional vehicle to implement the portfolio manager's macro investment decisions. For 2016, macro investment decisions made with the use of stock index futures resulted in a realized loss for the Portfolio.

Management Strategies

•  Following fairly sharp upturns in the fourth quarter, global equities and bond yields seemed to be taking a breather in early 2017, as President Trump was inaugurated and as fourth-quarter corporate earnings season got underway. Global economic data into year-end and the beginning of 2017 continued to be largely positive, though future policy uncertainty remained high. Business and consumer surveys and activity measures in most large economies improved in December and in the fourth quarter, as did jobs, wage levels and corporate earnings. While the second half of the year's lift in global inflation measures is expected to flatten as the 2016 bottom in oil and other commodity prices are lapped — cycle low unemployment rates in the U.S., Japan, Germany, and China, plus the upturn in the Chinese producer price index and corporate earnings in the second half of 2016, could signal an inflection toward global reflation.

•  Europe continues to enjoy a twice-delayed pick-up in credit growth and improving corporate earnings, in spite of the heavy 2016 and 2017 political calendar. Both Europe and Japan have benefited from monetary policy divergence versus the U.S. Federal Reserve and from weaker currencies following Trump's election win — but these could prove ephemeral without ongoing structural reforms to improve productivity. We have slight overweight positions to both regions as we begin 2017. Their respective cyclical economic upturns should drive 2017 earnings — and encourage some positive equity market re-ratings (especially versus the more expensive U.S. market) in the first half. However, Europe needs decisively clear up its remaining bank bad debt/high regulatory overhang — and Japan's Prime Minister Abe needs find a way to reignite structural reforms that revive animal spirits and pry the excess (and deadweight) cash away from the Japanese corporates. In all regions of the world, if corporate costs of capital (and interest rates) rise moderately, but for the right reasons, they could help to clear away unproductive competitors and raise expected investment returns to enticing levels. Much will depend, though, on keeping geopolitical and currency tensions at bay — and on domestic policies that increase productivity — not just short-term nominal growth (e.g., wasteful fiscal spending) and/or costs (protectionist measures).

•  Equity valuations in Europe, Japan, and emerging markets are near their respective long-term historic norms, but they are cheap relative to the U.S., and

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Investment Overview (unaudited) (cont'd)

Active International Allocation Portfolio

look attractive versus local bonds and cash yields. Further, household allocations to equities outside the U.S. remain very low — which is not the case in the U.S., where short-term sentiment is moderate; but long-term allocations to equities are on the high side.

•  With the highest global political uncertainty in at least 30 years — not to mention potential domestic policy upheaval — we believe 2017 will be a more volatile year than the second half of 2016, with investors possibly prone to overreaction. That said, if the global economic regime successfully makes the shift toward reflation — and trend, or even slightly above-trend, growth is maintained — we believe earnings should come through and 2017 could be another year of positive equity returns. From a sector perspective, we are sticking with a slight overweight to cyclicals, with the caveat that if geopolitics get "hot" and/or economic growth/inflation roll over, cash and defensives will likely be preferred.

*  Minimum Investment for Class I shares

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A , L and C shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes.

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Investment Overview (unaudited) (cont'd)

Active International Allocation Portfolio

Performance Compared to the MSCI EAFE Index(1) and the Lipper International Large-Cap Core Funds Index(2)

	Period Ended December 31, 2016 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Portfolio — Class I Shares w/o sales charges(4)	–0.67%	5.43%	0.78%	5.38%
Portfolio — Class A Shares w/o sales charges(5)	–1.05	5.09	0.49	4.52
Portfolio — Class A Shares with maximum 5.25% sales charges(5)	–6.23	3.96	–0.05	4.25
Portfolio — Class L Shares w/o sales charges(6)	–1.68	—	—	5.45
Portfolio — Class C Shares w/o sales charges(7)	–1.94	—	—	–7.80
Portfolio — Class C Shares with maximum 1.00% deferred sales charges(7)	–2.92	—	—	–7.80
MSCI EAFE Index	1.00	6.53	0.75	5.16
Lipper International Large-Cap Core Funds Index	2.64	6.27	0.50	5.99

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the United States & Canada. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI EAFE Index currently consists of 21 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index. Effective January 1, 2017, the Portfolio's primary benchmark will change to MSCI All Country World ex USA Index because the Adviser believes the MSCI All Country World ex USA Index is a more appropriate benchmark for the Portfolio.

(2)  The Lipper International Large-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Large-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper International Large-Cap Core Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on January 17, 1992.

(5)  Commenced offering on January 2, 1996.

(6)  Commenced offering on June 14, 2012.

(7)  Commenced offering on April 30, 2015.

(8)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Portfolio, not the inception of the Index.

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Portfolio of Investments

Active International Allocation Portfolio

	Shares	Value (000)
Common Stocks (86.1%)
Australia (4.7%)
AGL Energy Ltd.	7,331	$117
Amcor Ltd.	19,280	208
AMP Ltd.	39,489	144
APA Group	9,968	62
Aristocrat Leisure Ltd.	4,445	50
ASX Ltd.	1,618	58
Aurizon Holding Ltd.	21,925	80
AusNet Services	15,135	17
Australia & New Zealand Banking Group Ltd.	44,145	969
Bank of Queensland Ltd.	3,158	27
Bendigo and Adelaide Bank Ltd.	3,931	36
BHP Billiton Ltd.	15,035	272
Boral Ltd.	6,179	24
Brambles Ltd.	20,728	186
Caltex Australia Ltd.	2,253	50
Challenger Ltd.	4,918	40
CIMIC Group Ltd.	1,755	44
Coca-Cola Amatil Ltd.	10,473	77
Cochlear Ltd.	733	65
Commonwealth Bank of Australia	19,608	1,166
Computershare Ltd.	4,182	38
Crown Resorts Ltd.	5,257	44
CSL Ltd.	6,614	479
CYBG PLC CDI (a)(b)	7,987	28
Dexus Property Group REIT	7,884	55
Domino's Pizza Enterprises Ltd.	508	24
DUET Group (a)	19,375	38
Flight Centre Travel Group Ltd.	470	11
Fortescue Metals Group Ltd. (a)	19,054	81
Goodman Group REIT	24,674	127
GPT Group REIT	14,490	53
Harvey Norman Holdings Ltd.	9,538	35
Healthscope Ltd.	14,434	24
Incitec Pivot Ltd.	25,640	67
Insurance Australia Group Ltd.	28,554	123
James Hardie Industries PLC CDI	3,707	59
Lend Lease Group REIT	4,685	49
Macquarie Group Ltd.	3,727	234
Medibank Pvt Ltd.	22,765	46
Mirvac Group REIT	30,562	47
National Australia Bank Ltd.	34,294	759
Newcrest Mining Ltd.	38,939	569
Oil Search Ltd.	11,430	59
Orica Ltd.	5,628	72
Origin Energy Ltd.	14,717	70
Platinum Asset Management Ltd. (a)	1,946	7
Qantas Airways Ltd.	4,352	10
QBE Insurance Group Ltd.	15,406	138
Ramsay Health Care Ltd.	1,186	58
REA Group Ltd.	447	18
Rio Tinto Ltd.	1,970	85
	Shares	Value (000)
Santos Ltd.	13,379	$39
Scentre Group REIT	92,526	310
Seek Ltd.	2,726	29
Sonic Healthcare Ltd.	6,068	94
South32 Ltd.	64,440	128
South32 Ltd.	68,015	135
Stockland REIT	76,042	251
Suncorp Group Ltd.	15,886	155
Sydney Airport	9,120	39
Tabcorp Holdings Ltd.	9,093	32
Tatts Group Ltd. (a)	17,755	57
Telstra Corp., Ltd.	52,539	193
TPG Telecom Ltd. (a)	2,760	14
Transurban Group	17,085	127
Treasury Wine Estates Ltd.	6,239	48
Vicinity Centres REIT	27,343	59
Vocus Communications Ltd.	3,826	11
Wesfarmers Ltd.	16,216	493
Westfield Corp. REIT	32,588	221
Westpac Banking Corp.	35,661	839
Woodside Petroleum Ltd.	8,243	185
Woolworths Ltd.	20,234	352
		11,010
Austria (0.1%)
Andritz AG	691	35
Erste Group Bank AG (b)	4,557	133
OMV AG	656	23
Raiffeisen Bank International AG (b)	1,708	31
Voestalpine AG	2,003	79
		301
Belgium (0.8%)
Ageas	1,051	42
Anheuser-Busch InBev N.V.	8,692	920
Groupe Bruxelles Lambert SA	2,680	225
KBC Group N.V.	3,137	194
Proximus	277	8
Solvay SA	434	51
Telenet Group Holding N.V. (b)	1,131	63
UCB SA	2,374	152
Umicore SA	4,098	233
		1,888
Brazil (0.0%)
Cia Energetica de Minas Gerais (Preference)	1	—	@
Chile (0.0%)
Antofagasta PLC (a)	2,540	21
China (0.0%)
WH Group Ltd. (c)(d)	46,000	37
Colombia (1.0%)
Bancolombia SA (Preference)	60,230	545
Cementos Argos SA	61,005	241
Corp. Financiera Colombiana SA	11,474	142
Ecopetrol SA (b)	657,973	303

The accompanying notes are an integral part of the financial statements.
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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

	Shares	Value (000)
Colombia (cont'd)
Grupo Argos SA	38,621	$248
Grupo Aval Acciones y Valores SA (Preference)	465,000	188
Grupo de Inversiones Suramericana SA	44,662	568
Interconexion Electrica SA ESP	51,148	170
		2,405
Czech Republic (1.0%)
CEZ AS	52,540	880
Komercni Banka AS	24,747	853
Moneta Money Bank AS (b)(d)	131,874	426
O2 Czech Republic AS	20,158	204
		2,363
Denmark (1.4%)
AP Moeller - Maersk A/S Series A	97	146
AP Moeller - Maersk A/S Series B	431	688
Carlsberg A/S Series B	134	11
Danske Bank A/S	10,807	328
DSV A/S	12,372	550
ISS A/S	3,153	106
Novo Nordisk A/S Series B	32,715	1,180
Novozymes A/S Series B	3,185	110
TDC A/S (b)	7,513	39
Vestas Wind Systems A/S	1,348	88
		3,246
Egypt (1.0%)
Commercial International Bank Egypt SAE	410,370	1,653
Global Telecom Holding SAE (b)	1,036,456	406
Talaat Moustafa Group	366,951	184
		2,243
Finland (1.0%)
Elisa Oyj	3,005	98
Kone Oyj, Class B	5,582	250
Metso Oyj	2,675	76
Neste Oyj	3,145	121
Nokia Oyj	110,241	533
Nokian Renkaat Oyj	573	21
Orion Oyj, Class B	1,856	83
Sampo Oyj, Class A	7,025	315
Stora Enso Oyj, Class R	17,162	185
UPM-Kymmene Oyj	14,785	363
Wartsila Oyj	4,482	201
		2,246
France (7.9%)
Accor SA	4,602	172
Aeroports de Paris (ADP)	999	107
Air Liquide SA	4,497	500
Airbus Group SE	10,440	691
Alstom SA (b)	4,050	112
Arkema SA	826	81
Atos SE	1,887	199
AXA SA	34,739	877
	Shares	Value (000)
BNP Paribas SA	15,218	$970
Bouygues SA	5,368	192
Cap Gemini SA	3,200	270
Carrefour SA	7,927	191
Casino Guichard Perrachon SA	932	45
Christian Dior SE	548	115
Cie de Saint-Gobain	9,069	423
Cie Generale des Etablissements Michelin	3,015	335
CNP Assurances	1,932	36
Credit Agricole SA	14,221	176
Danone SA	6,536	414
Dassault Systemes	3,533	269
Edenred	5,726	114
Eiffage SA	298	21
Electricite de France SA (a)	7,256	74
Engie SA	40,095	512
Essilor International SA	1,887	213
Eurazeo SA	325	19
Eutelsat Communications SA	1,721	33
Fonciere Des Regions REIT	804	70
Gecina SA REIT	697	96
Groupe Eurotunnel SE	5,742	55
Hermes International	142	58
ICADE REIT	802	57
Iliad SA	639	123
Imerys SA	654	50
Kering	687	154
Klepierre REIT	3,077	121
L'Oreal SA	1,950	356
Lagardere SCA	1,270	35
Legrand SA	8,375	476
LVMH Moet Hennessy Louis Vuitton SE	2,234	427
Natixis SA	5,987	34
Orange SA	21,557	328
Pernod Ricard SA	2,002	217
Peugeot SA (b)	7,394	121
Publicis Groupe SA	2,045	141
Remy Cointreau SA	227	19
Renault SA	3,106	276
Safran SA	6,902	497
Sanofi	15,393	1,246
Schneider Electric SE	12,925	899
SES SA	4,287	94
SFR Group SA (b)	1,285	36
Societe BIC SA	413	56
Societe Generale SA	14,386	708
Sodexo SA	855	98
STMicroelectronics N.V. (a)	15,377	174
Suez	8,388	124
Technip SA	1,903	136
Thales SA	2,415	234
Total SA	38,651	1,982
Unibail-Rodamco SE REIT	1,520	363

The accompanying notes are an integral part of the financial statements.
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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

	Shares	Value (000)
France (cont'd)
Valeo SA	4,881	$281
Veolia Environnement SA	10,809	184
Vinci SA	11,211	764
Vivendi SA	4,595	87
Zodiac Aerospace	1,086	25
		18,363
Germany (7.4%)
Adidas AG	2,447	387
Allianz SE (Registered)	7,457	1,232
Axel Springer SE	377	18
BASF SE	10,488	975
Bayer AG (Registered)	11,828	1,234
Bayerische Motoren Werke AG	5,359	501
Bayerische Motoren Werke AG (Preference)	727	56
Beiersdorf AG	805	68
Brenntag AG	1,510	84
Commerzbank AG	15,199	116
Continental AG	2,374	459
Covestro AG (d)	996	68
Daimler AG (Registered)	15,665	1,166
Deutsche Bank AG (Registered) (b)	21,127	384
Deutsche Boerse AG (b)	3,083	252
Deutsche Lufthansa AG (Registered)	1,654	21
Deutsche Post AG (Registered)	9,727	320
Deutsche Telekom AG (Registered)	61,460	1,058
Deutsche Wohnen AG	4,830	152
E.ON SE	36,069	254
Fraport AG Frankfurt Airport Services Worldwide	453	27
Fresenius Medical Care AG & Co., KGaA	4,051	343
Fresenius SE & Co., KGaA	419	33
GEA Group AG	3,514	141
Hannover Rueck SE (Registered)	799	87
HeidelbergCement AG	3,654	341
Henkel AG & Co., KGaA (Preference)	2,015	240
Hochtief AG	114	16
Hugo Boss AG	357	22
Infineon Technologies AG	28,353	493
K&S AG (Registered)	225	5
Kabel Deutschland Holding AG	577	66
Lanxess AG	422	28
Linde AG	1,525	251
MAN SE	193	19
Merck KGaA	1,950	204
Metro AG	5,638	187
Muenchener Rueckversicherungs AG (Registered)	2,162	409
Osram Licht AG	2,974	156
Porsche Automobil Holding SE (Preference)	2,449	133
ProSiebenSat.1 Media SE (Registered)	4,208	162
QIAGEN N.V. (b)	5,938	167
RTL Group SA (b)	957	70
RWE AG (b)	12,263	153
	Shares	Value (000)
SAP SE	20,800	$1,813
Siemens AG (Registered)	16,259	1,999
Symrise AG	205	13
Telefonica Deutschland Holding AG	4,483	19
ThyssenKrupp AG	5,838	139
TUI AG	7,047	101
Uniper SE (b)	3,610	50
United Internet AG (Registered)	6,643	259
Vonovia SE	6,589	214
		17,165
Hong Kong (1.2%)
AIA Group Ltd.	89,000	502
Bank of East Asia Ltd. (The) (a)	10,477	40
BOC Hong Kong Holdings Ltd.	30,000	107
Cheung Kong Infrastructure Holdings Ltd.	5,000	40
Cheung Kong Property Holdings Ltd.	21,500	132
CK Hutchison Holdings Ltd.	21,000	238
CLP Holdings Ltd.	14,000	129
Galaxy Entertainment Group Ltd.	18,000	78
Hang Lung Properties Ltd.	19,000	40
Hang Seng Bank Ltd.	6,000	112
Henderson Land Development Co., Ltd.	11,000	59
HK Electric Investments & HK Electric Investments Ltd. (a)(d)	20,500	17
HKT Trust & HKT Ltd.	21,000	26
Hong Kong & China Gas Co., Ltd.	58,300	103
Hong Kong Exchanges and Clearing Ltd.	9,290	219
Hongkong Land Holdings Ltd.	5,000	32
Hysan Development Co., Ltd.	5,000	21
Link REIT	17,000	110
MTR Corp., Ltd. (a)	11,825	57
New World Development Co., Ltd.	48,265	51
NWS Holdings Ltd.	14,000	23
PCCW Ltd.	36,764	20
Power Assets Holdings Ltd.	10,500	93
Sands China Ltd.	18,800	82
Sino Land Co., Ltd.	27,363	41
Sun Hung Kai Properties Ltd.	13,000	164
Swire Pacific Ltd., Class A	5,000	48
Swire Properties Ltd.	9,800	27
Techtronic Industries Co., Ltd.	11,000	39
Wharf Holdings Ltd. (The)	12,000	80
Wheelock & Co., Ltd.	8,000	45
Yue Yuen Industrial Holdings Ltd.	6,500	24
		2,799
Indonesia (2.9%)
Adaro Energy Tbk PT	1,037,600	130
Astra International Tbk PT	1,367,800	840
Bank Central Asia Tbk PT	841,900	969
Bank Mandiri Persero Tbk PT	642,500	552
Bank Negara Indonesia Persero Tbk PT	565,600	232
Bank Rakyat Indonesia Persero Tbk PT	757,700	657

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

	Shares	Value (000)
Indonesia (cont'd)
Charoen Pokphand Indonesia Tbk PT	551,900	$127
Gudang Garam Tbk PT	35,900	170
Hanjaya Mandala Sampoerna Tbk PT	667,200	190
Indocement Tunggal Prakarsa Tbk PT	120,700	138
Indofood Sukses Makmur Tbk PT	335,200	197
Kalbe Farma Tbk PT	1,575,900	177
Lippo Karawaci Tbk PT	1,738,100	93
Matahari Department Store Tbk PT	187,700	211
Perusahaan Gas Negara Persero Tbk	794,800	159
Semen Indonesia Persero Tbk PT	228,700	156
Summarecon Agung Tbk PT	872,000	86
Surya Citra Media Tbk PT	498,000	103
Telekomunikasi Indonesia Persero Tbk PT	3,450,300	1,019
Unilever Indonesia Tbk PT	108,900	314
United Tractors Tbk PT	122,600	193
		6,713
Ireland (0.6%)
Bank of Ireland (b)	397,379	98
CRH PLC	27,786	964
DCC PLC	505	38
Kerry Group PLC, Class A	2,049	146
Ryanair Holdings PLC ADR (a)(b)	1,537	128
		1,374
Italy (1.2%)
Assicurazioni Generali SpA	22,451	334
Eni SpA	51,850	844
Intesa Sanpaolo SpA	435,375	1,106
Leonardo-Finmeccanica SpA (b)	3,196	45
Mediobanca SpA	8,694	71
Prysmian SpA	1,573	40
Saipem SpA (b)	319,490	180
UniCredit SpA	52,699	152
		2,772
Japan (20.1%)
ABC-Mart, Inc.	300	17
Acom Co., Ltd. (b)	10,600	46
Aeon Co., Ltd.	12,700	180
AEON Financial Service Co., Ltd.	2,600	46
Aeon Mall Co., Ltd.	800	11
Aisin Seiki Co., Ltd.	100	4
Ajinomoto Co., Inc.	10,200	205
Alfresa Holdings Corp.	200	3
Amada Holdings Co., Ltd.	6,400	71
ANA Holdings, Inc.	52,000	140
Aozora Bank Ltd.	1,000	4
Asahi Glass Co., Ltd.	10,300	70
Asahi Group Holdings Ltd.	6,600	208
Asahi Kasei Corp.	14,000	122
Asics Corp.	2,100	42
Astellas Pharma, Inc.	40,500	563
Bandai Namco Holdings, Inc.	5,700	157
	Shares	Value (000)
Bank of Kyoto Ltd. (The)	7,000	$52
Benesse Holdings, Inc. (a)	654	18
Bridgestone Corp.	11,200	404
Brother Industries Ltd.	6,200	112
Canon, Inc.	12,704	358
Casio Computer Co., Ltd.	2,400	34
Central Japan Railway Co.	2,492	410
Chiba Bank Ltd. (The)	13,000	80
Chubu Electric Power Co., Inc.	5,500	77
Chugai Pharmaceutical Co., Ltd.	3,400	98
Chugoku Bank Ltd. (The)	2,900	42
Concordia Financial Group Ltd.	50,200	242
Credit Saison Co., Ltd.	4,700	84
Dai Nippon Printing Co., Ltd.	4,100	41
Dai-ichi Life Insurance Co., Ltd. (The)	27,200	453
Daicel Corp.	300	3
Daiichi Sankyo Co., Ltd.	12,900	264
Daikin Industries Ltd.	5,300	487
Daito Trust Construction Co., Ltd.	1,356	204
Daiwa House Industry Co., Ltd.	9,000	246
Daiwa Securities Group, Inc.	38,000	234
Denso Corp.	10,950	474
Dentsu, Inc.	3,300	155
Don Quijote Holdings Co., Ltd.	3,000	111
East Japan Railway Co.	6,300	544
Eisai Co., Ltd.	4,700	270
Electric Power Development Co., Ltd.	100	2
FANUC Corp.	4,050	687
Fast Retailing Co., Ltd.	1,200	429
Fuji Electric Co., Ltd.	7,000	36
Fuji Heavy Industries Ltd.	5,500	225
FUJIFILM Holdings Corp.	12,800	486
Fujitsu Ltd.	34,200	190
Fukuoka Financial Group, Inc.	18,000	80
Hachijuni Bank Ltd. (The)	7,000	41
Hakuhodo DY Holdings, Inc.	7,200	89
Hamamatsu Photonics KK	3,300	87
Hankyu Hanshin Holdings, Inc.	1,600	51
Hikari Tsushin, Inc.	100	9
Hino Motors Ltd.	4,700	48
Hirose Electric Co., Ltd.	300	37
Hisamitsu Pharmaceutical Co., Inc.	500	25
Hitachi Construction Machinery Co., Ltd.	4,400	95
Hitachi Ltd.	65,000	352
Hitachi Metals Ltd.	200	3
Honda Motor Co., Ltd.	24,213	707
Hoshino Resorts, Inc. REIT	5	26
Hoshizaki Corp.	200	16
Hoya Corp.	11,500	483
Hulic Co., Ltd.	300	3
IHI Corp. (b)	24,530	64
Inpex Corp.	20,400	204
Isetan Mitsukoshi Holdings Ltd.	9,500	102

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

	Shares	Value (000)
Japan (cont'd)
Isuzu Motors Ltd.	10,000	$127
Ito En Ltd.	3,800	126
ITOCHU Corp.	27,351	363
J Front Retailing Co., Ltd.	3,400	46
Japan Airlines Co., Ltd.	2,000	58
Japan Exchange Group, Inc.	14,300	204
Japan Hotel REIT Investment Corp. REIT	70	47
Japan Post Bank Co., Ltd.	6,900	83
Japan Post Holdings Co., Ltd.	6,200	77
Japan Prime Realty Investment Corp. REIT	9	35
Japan Real Estate Investment Corp. REIT	22	120
Japan Retail Fund Investment Corp. REIT	39	79
Japan Tobacco, Inc.	21,300	701
JFE Holdings, Inc.	8,900	136
JGC Corp.	14,146	257
JSR Corp.	1,208	19
JTEKT Corp.	700	11
JX Holdings, Inc.	53,446	226
Kajima Corp.	42,000	291
Kakaku.com, Inc.	4,100	68
Kansai Electric Power Co., Inc. (The) (b)	7,800	85
Kansai Paint Co., Ltd.	3,200	59
Kao Corp.	12,300	583
Kawasaki Heavy Industries Ltd.	24,500	77
KDDI Corp.	13,600	344
Keihan Holdings Co. Ltd.	1,000	7
Keikyu Corp.	3,000	35
Keio Corp.	3,000	25
Keyence Corp.	1,157	794
Kinden Corp.	7,000	87
Kintetsu Group Holdings Co., Ltd.	14,750	56
Kirin Holdings Co., Ltd.	14,300	233
Kobe Steel Ltd. (b)	1,200	11
Koito Manufacturing Co., Ltd.	100	5
Komatsu Ltd.	17,600	399
Konica Minolta, Inc.	9,530	95
Kose Corp.	2,000	166
Kubota Corp.	600	9
Kuraray Co., Ltd.	7,056	106
Kurita Water Industries Ltd.	3,800	84
Kyocera Corp.	7,100	353
Kyowa Exeo Corp.	4,500	65
Kyowa Hakko Kirin Co., Ltd.	7,200	100
Kyushu Electric Power Co., Inc.	3,500	38
Lawson, Inc.	2,000	141
LIXIL Group Corp.	4,662	106
M3, Inc.	100	3
Mabuchi Motor Co., Ltd.	1,800	94
Makita Corp.	1,400	94
Marubeni Corp.	27,950	159
Marui Group Co., Ltd.	2,800	41
Maruichi Steel Tube Ltd.	100	3
	Shares	Value (000)
Mazda Motor Corp.	8,500	$139
Mebuki Financial Group, Inc.	23,400	87
Medipal Holdings Corp.	200	3
MEIJI Holdings Co., Ltd.	1,500	118
Minebea Co., Ltd.	3,000	28
Miraca Holdings, Inc.	1,800	81
Mitsubishi Chemical Holdings Corp.	27,600	179
Mitsubishi Corp.	19,800	422
Mitsubishi Electric Corp.	28,952	404
Mitsubishi Estate Co., Ltd.	24,000	478
Mitsubishi Heavy Industries Ltd.	70,550	322
Mitsubishi Materials Corp.	1,700	52
Mitsubishi Motors Corp.	8,500	48
Mitsubishi Tanabe Pharma Corp.	2,000	39
Mitsubishi UFJ Financial Group, Inc. (See Note G)	92,506	570
Mitsui & Co., Ltd.	20,100	276
Mitsui Fudosan Co., Ltd.	17,900	414
Mitsui OSK Lines Ltd.	3,000	8
Mizuho Financial Group, Inc.	559,100	1,004
MS&AD Insurance Group Holdings, Inc.	7,460	231
Murata Manufacturing Co., Ltd.	3,800	509
Nabtesco Corp.	1,400	33
Nagoya Railroad Co., Ltd.	1,000	5
NEC Corp.	23,900	63
NGK Insulators Ltd.	3,760	73
NGK Spark Plug Co., Ltd.	4,359	97
NH Foods Ltd.	2,000	54
Nidec Corp.	6,100	526
Nikon Corp.	8,000	124
Nintendo Co., Ltd.	1,508	317
Nippon Building Fund, Inc. REIT	24	133
Nippon Express Co., Ltd.	7,300	39
Nippon Paint Holdings Co., Ltd.	2,000	55
Nippon Prologis, Inc. REIT	15	31
Nippon Steel Sumitomo Metal Corp.	7,700	172
Nippon Telegraph & Telephone Corp.	16,100	677
Nippon Television Holdings, Inc.	3,900	71
Nippon Yusen KK	13,015	24
Nissan Motor Co., Ltd.	39,205	394
Nissin Foods Holdings Co., Ltd.	100	5
Nitori Holdings Co., Ltd.	1,600	183
Nitto Denko Corp.	3,100	238
Nomura Holdings, Inc.	84,550	499
Nomura Real Estate Master Fund, Inc. REIT	37	56
Nomura Research Institute Ltd.	110	3
NSK Ltd.	5,853	68
NTT Data Corp.	1,600	77
NTT DoCoMo, Inc.	15,000	342
Obayashi Corp.	21,171	202
Obic Co., Ltd.	2,300	101
Odakyu Electric Railway Co., Ltd.	9,000	178
Oji Holdings Corp.	3,000	12
Olympus Corp.	200	7

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

	Shares	Value (000)
Japan (cont'd)
Omron Corp.	5,504	$211
Ono Pharmaceutical Co., Ltd.	6,700	147
Oriental Land Co., Ltd.	4,300	243
ORIX Corp.	29,760	464
Osaka Gas Co., Ltd.	51,600	199
Otsuka Holdings Co., Ltd.	8,300	362
Panasonic Corp.	21,800	222
Rakuten, Inc. (b)	17,100	168
Resona Holdings, Inc.	21,500	110
Ricoh Co., Ltd.	400	3
Rohm Co., Ltd.	1,505	87
Santen Pharmaceutical Co., Ltd.	7,100	87
SBI Holdings, Inc.	5,300	67
Secom Co., Ltd.	5,085	372
Sega Sammy Holdings, Inc.	2,300	34
Seibu Holdings, Inc.	5,700	102
Seiko Epson Corp.	2,400	51
Sekisui Chemical Co., Ltd.	7,172	114
Sekisui House Ltd.	21,746	362
Seven & I Holdings Co., Ltd.	13,700	522
Seven Bank Ltd.	800	2
Shimamura Co., Ltd.	100	12
Shimano, Inc.	2,250	353
Shimizu Corp.	18,000	165
Shin-Etsu Chemical Co., Ltd.	6,993	543
Shionogi & Co., Ltd.	8,000	383
Shiseido Co., Ltd.	7,400	187
Shizuoka Bank Ltd. (The)	13,000	109
SMC Corp.	1,105	264
SoftBank Group Corp.	13,600	904
Sojitz Corp.	50,300	122
Sompo Holdings, Inc.	5,300	180
Sony Corp.	15,493	434
Sumitomo Chemical Co., Ltd.	11,600	55
Sumitomo Corp.	23,000	271
Sumitomo Electric Industries Ltd.	14,200	205
Sumitomo Heavy Industries Ltd.	2,000	13
Sumitomo Metal Mining Co., Ltd.	6,300	81
Sumitomo Mitsui Financial Group, Inc.	27,800	1,061
Sumitomo Mitsui Trust Holdings, Inc.	8,116	290
Sumitomo Realty & Development Co., Ltd.	6,500	173
Suruga Bank Ltd.	4,000	89
Suzuken Co., Ltd.	2,600	85
Suzuki Motor Corp.	3,100	109
Sysmex Corp.	1,600	93
T&D Holdings, Inc.	9,100	120
Taiheiyo Cement Corp.	18,000	57
Taisei Corp.	48,000	336
Takashimaya Co., Ltd.	4,000	33
Takeda Pharmaceutical Co., Ltd.	13,300	550
TDK Corp.	1,852	127
Teijin Ltd.	221	4
	Shares	Value (000)
Terumo Corp.	7,000	$258
THK Co., Ltd.	4,700	104
Tobu Railway Co., Ltd.	36,900	183
Toho Co., Ltd.	3,600	102
Tohoku Electric Power Co., Inc.	5,100	64
Tokio Marine Holdings, Inc.	12,320	506
Tokyo Electron Ltd.	1,800	170
Tokyo Gas Co., Ltd.	54,600	247
Tokyu Corp.	18,400	135
Tokyu Fudosan Holdings Corp.	4,700	28
Toppan Printing Co., Ltd.	4,600	44
Toray Industries, Inc.	26,100	211
Toshiba Corp. (b)	56,026	136
TOTO Ltd.	2,100	83
Toyo Suisan Kaisha Ltd.	2,400	87
Toyota Industries Corp.	950	45
Toyota Motor Corp.	36,455	2,145
Toyota Tsusho Corp.	200	5
Trend Micro, Inc. (b)	1,200	43
Unicharm Corp.	9,600	210
United Urban Investment Corp. REIT	29	44
USS Co., Ltd.	4,300	69
West Japan Railway Co.	542	33
Yahoo! Japan Corp.	33,000	127
Yakult Honsha Co., Ltd.	2,100	97
Yamada Denki Co., Ltd. (a)	25,200	136
Yamaha Corp.	4,200	128
Yamaha Motor Co., Ltd.	3,000	66
Yamato Holdings Co., Ltd.	6,135	125
Yaskawa Electric Corp.	3,400	53
		46,786
Korea, Republic of (0.0%)
Nexon Co., Ltd.	6,300	91
Malta (0.0%)
BGP Holdings PLC (b)(e)(f)	72,261	2
Mexico (0.0%)
Fresnillo PLC	1,397	21
Netherlands (2.6%)
Aegon N.V.	29,744	164
Akzo Nobel N.V.	3,993	250
Altice N.V., Class A (b)	3,200	63
Altice N.V., Class B (b)	1,070	21
ArcelorMittal (b)	25,105	185
ASML Holding N.V.	9,811	1,101
Boskalis Westminster	625	22
CNH Industrial N.V.	8,288	72
Fiat Chrysler Automobiles N.V.	21,124	193
Gemalto N.V.	2,555	148
Heineken Holding N.V.	111	8
Heineken N.V.	2,844	213
ING Groep N.V.	58,897	829
Koninklijke DSM N.V.	2,602	156

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

	Shares	Value (000)
Netherlands (cont'd)
Koninklijke KPN N.V.	67,724	$201
Koninklijke Philips N.V.	23,791	726
Randstad Holding N.V.	2,951	160
RELX N.V.	26,469	445
Unilever N.V. CVA	18,238	751
Wolters Kluwer N.V.	11,696	424
		6,132
Norway (0.5%)
Akastor ASA (a)(b)	157	—	@
DNB ASA	20,951	311
Norsk Hydro ASA	22,081	106
Orkla ASA	2,042	18
Statoil ASA	20,800	382
Telenor ASA	13,363	200
Yara International ASA	2,890	114
		1,131
Peru (1.8%)
Cia de Minas Buenaventura SA ADR	49,900	563
Credicorp Ltd.	17,700	2,794
Southern Copper Corp.	22,300	712
		4,069
Philippines (2.3%)
Aboitiz Equity Ventures, Inc.	237,950	339
Aboitiz Power Corp.	161,700	136
Ayala Corp.	30,330	446
Ayala Land, Inc.	905,500	583
Bank of the Philippine Islands	96,550	172
BDO Unibank, Inc.	201,420	454
DMCI Holdings, Inc.	514,300	137
Energy Development Corp.	1,206,000	125
Globe Telecom, Inc.	4,270	130
GT Capital Holdings, Inc.	9,860	252
International Container Terminal Services, Inc.	65,320	94
JG Summit Holdings, Inc.	345,550	470
Jollibee Foods Corp.	52,030	203
Metro Pacific Investments Corp.	1,868,000	250
PLDT, Inc.	11,675	321
SM Investments Corp.	29,470	388
SM Prime Holdings, Inc.	977,600	557
Universal Robina Corp.	103,250	340
		5,397
Portugal (0.2%)
EDP - Energias de Portugal SA	33,841	103
Galp Energia SGPS SA	15,107	226
		329
South Africa (0.0%)
Mondi PLC	676	14
Spain (2.2%)
Abertis Infraestructuras SA	5,546	78
ACS Actividades de Construccion y Servicios SA	2,588	82
	Shares	Value (000)
Aena SA (d)	456	$62
Amadeus IT Holding SA, Class A	7,946	361
Banco Bilbao Vizcaya Argentaria SA	126,368	853
Banco Santander SA	391,997	2,046
CaixaBank SA	25,650	85
Distribuidora Internacional de Alimentacion SA	5,572	27
Endesa SA (a)	16,926	359
Ferrovial SA	6,612	118
Industria de Diseno Textil SA	7,467	255
Mapfre SA	4,939	15
Red Electrica Corp., SA	20,742	392
Repsol SA	14,739	208
Telefonica SA	19,427	180
Zardoya Otis SA	3,146	27
		5,148
Sweden (3.0%)
Alfa Laval AB	2,358	39
Assa Abloy AB, Class B	19,039	353
Atlas Copco AB, Class A	14,828	452
Atlas Copco AB, Class B	8,384	229
Boliden AB	317	8
Electrolux AB, Class B	40,350	1,002
Elekta AB, Class B	5,031	45
Getinge AB, Class B	4,638	74
Hennes & Mauritz AB, Class B	10,858	302
Hexagon AB, Class B	8,941	319
Husqvarna AB, Class B	28,002	218
Investor AB, Class B	11,261	421
Lundin Petroleum AB (b)	3,215	70
Nordea Bank AB	56,649	630
Saab AB	1,565	59
Sandvik AB	23,797	294
Securitas AB, Class B	1,530	24
Skandinaviska Enskilda Banken AB, Class A	27,431	288
Skanska AB, Class B	8,209	194
SKF AB, Class B	5,553	102
Svenska Cellulosa AB SCA, Class B	11,475	324
Svenska Handelsbanken AB, Class A	18,875	262
Swedbank AB, Class A	11,873	287
Swedish Match AB	4,266	136
Tele2 AB, Class B	431	3
Telefonaktiebolaget LM Ericsson, Class B	67,972	399
Telia Co AB	32,120	129
Volvo AB, Class B	25,385	297
		6,960
Switzerland (7.2%)
ABB Ltd. (Registered) (b)	47,629	1,005
Actelion Ltd. (Registered) (b)	1,864	404
Adecco Group AG (Registered)	4,663	305
Baloise Holding AG (Registered)	913	115
Cie Financiere Richemont SA (Registered)	5,319	352
Coca-Cola HBC AG (b)	424	9

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

	Shares	Value (000)
Switzerland (cont'd)
Credit Suisse Group AG (Registered) (b)	30,752	$441
Galenica AG (Registered)	7	8
Geberit AG (Registered)	1,086	435
Givaudan SA (Registered)	122	224
Julius Baer Group Ltd. (b)	3,275	145
LafargeHolcim Ltd. (Registered) (b)	9,623	507
LafargeHolcim Ltd. (Registered) (b)	3,101	163
Lonza Group AG (Registered) (b)	1,154	200
Nestle SA (Registered)	50,101	3,594
Novartis AG (Registered)	36,153	2,631
Pargesa Holding SA	107	7
Partners Group Holding AG	198	93
Roche Holding AG (Genusschein)	11,020	2,517
Schindler Holding AG	782	138
SGS SA (Registered)	18	37
Sonova Holding AG (Registered)	559	68
Swatch Group AG (The)	318	99
Swatch Group AG (The) (Registered)	460	28
Swiss Life Holding AG (Registered) (b)	1,023	289
Swiss Prime Site AG (Registered) (b)	2,367	194
Swisscom AG (Registered)	594	266
Syngenta AG (b)	1,524	604
UBS Group AG (Registered)	72,670	1,138
Zurich Insurance Group AG (b)	2,398	660
		16,676
Thailand (1.0%)
Advanced Info Service PCL	26,900	110
Airports of Thailand PCL	12,300	137
Bangkok Dusit Medical Services PCL	120,300	78
Bangkok Expressway & Metro PCL	212,600	44
Bumrungrad Hospital PCL	10,100	51
Central Pattana PCL	42,800	68
Charoen Pokphand Foods PCL	76,100	63
CP ALL PCL	131,200	229
Delta Electronics Thailand PCL	21,100	48
Home Product Center PCL	161,400	46
Indorama Ventures PCL	45,100	42
IRPC PCL	369,500	50
Kasikornbank PCL (Foreign)	45,500	226
Krung Thai Bank PCL	132,300	65
Minor International PCL	58,600	59
PTT Exploration & Production PCL	44,700	120
PTT Global Chemical PCL	59,400	104
PTT PCL	26,400	274
Siam Cement PCL (The) (Foreign)	11,500	160
Siam Commercial Bank PCL	46,700	199
Thai Oil PCL	30,800	62
True Corp. PCL	261,300	52
		2,287
	Shares	Value (000)
United Kingdom (12.7%)
3i Group PLC	7,590	$66
Aberdeen Asset Management PLC	10,484	33
Admiral Group PLC	1,588	36
Aggreko PLC	4,346	49
Amec Foster Wheeler PLC	2,515	15
Anglo American PLC (b)	20,020	286
Ashtead Group PLC	931	18
Associated British Foods PLC	570	19
AstraZeneca PLC	16,326	893
Aviva PLC	57,083	342
Babcock International Group PLC	4,169	49
BAE Systems PLC	69,815	509
Barclays PLC	250,224	689
Barratt Developments PLC	19,177	109
BHP Billiton PLC	31,679	510
BP PLC	310,536	1,950
British American Tobacco PLC	19,834	1,130
British Land Co., PLC REIT	2,284	18
BT Group PLC	126,389	572
Bunzl PLC	5,004	130
Burberry Group PLC	4,157	77
Capita PLC	16,220	106
Carnival PLC	2,846	145
Centrica PLC	69,318	200
Cobham PLC	41,494	84
Compass Group PLC	30,700	568
Croda International PLC	1,822	72
Diageo PLC	23,077	600
Dixons Carphone PLC	1,832	8
easyJet PLC	3,216	40
Experian PLC	16,094	312
G4S PLC	10,444	30
GKN PLC	28,664	117
GlaxoSmithKline PLC	62,908	1,211
Glencore PLC (b)	189,340	647
Hammerson PLC REIT	2,117	15
Hargreaves Lansdown PLC	1,234	18
HSBC Holdings PLC	278,523	2,255
Imperial Brands PLC	10,784	471
Indivior PLC	8,539	31
Inmarsat PLC	793	7
InterContinental Hotels Group PLC	4,073	183
International Consolidated Airlines Group SA	5,481	30
International Consolidated Airlines Group SA	4,376	24
Intertek Group PLC	2,408	103
Intu Properties PLC REIT (a)	1,647	6
Investec PLC	5,043	33
ITV PLC	5,540	14
J Sainsbury PLC	18,966	58
Johnson Matthey PLC	2,526	99
Kingfisher PLC	37,488	162
Land Securities Group PLC REIT	2,821	37
The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

	Shares	Value (000)
United Kingdom (cont'd)
Legal & General Group PLC	55,584	$170
Lloyds Banking Group PLC	1,358,080	1,046
Lonmin PLC (b)	23	—	@
Marks & Spencer Group PLC	30,412	131
Meggitt PLC	16,829	95
Melrose Industries PLC	311	1
Merlin Entertainments PLC (d)	1,309	7
National Grid PLC	18,773	220
Next PLC	2,193	135
Old Mutual PLC	42,304	108
Pearson PLC	11,921	120
Persimmon PLC	5,527	121
Petrofac Ltd.	1,866	20
Prudential PLC	28,844	579
Reckitt Benckiser Group PLC	7,146	606
RELX PLC	20,956	374
Rio Tinto PLC	15,657	609
Rolls-Royce Holdings PLC (b)	38,734	319
Royal Dutch Shell PLC, Class A	84,847	2,345
Royal Dutch Shell PLC, Class B	63,857	1,853
Royal Mail PLC	1,495	9
RSA Insurance Group PLC	6,288	45
Sage Group PLC (The)	26,348	213
Schroders PLC	1,066	39
Segro PLC REIT	5,885	33
Severn Trent PLC	1,201	33
Shire PLC	12,610	728
Sky PLC	24,778	303
Smith & Nephew PLC	30,352	457
Smiths Group PLC	8,817	154
SSE PLC	4,912	94
Standard Chartered PLC (b)	45,462	372
Standard Life PLC	14,018	64
Tate & Lyle PLC	734	6
Taylor Wimpey PLC	62,655	119
Tesco PLC (b)	106,131	271
Travis Perkins PLC	460	8
Unilever PLC	13,168	534
United Utilities Group PLC	3,447	38
Vodafone Group PLC	349,272	860
Weir Group PLC (The)	3,513	82
Whitbread PLC	3,377	157
William Hill PLC	1,633	6
WM Morrison Supermarkets PLC	4,346	12
Wolseley PLC	3,404	208
WPP PLC	29,173	653
		29,543
United States (0.3%)
Grifols SA (a)	6,973	139
IMI PLC	2,247	29
Koninklijke Ahold Delhaize N.V.	13,210	278
	Shares	Value (000)
Li & Fung Ltd. (a)(c)	48,000	$21
Mobileye N.V. (a)(b)	1,640	62
Tenaris SA	10,797	193
		722
Total Common Stocks (Cost $176,812)		200,254
Short-Term Investments (21.0%)
Securities held as Collateral on Loaned Securities (0.3%)
Investment Company (0.2%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G)	463,494	463
	Face Amount (000)
Repurchase Agreements (0.1%)
Merrill Lynch & Co., Inc., (0.50%, dated 12/30/16, due 1/3/17; proceeds $9; fully collateralized by a U.S. Government obligation; 1.88% due 8/31/22; valued at $9)	$9	9
Merrill Lynch & Co., Inc., (0.50%, dated 12/30/16, due 1/3/17; proceeds $44; fully collateralized by U.S. Government agency securities; 2.88% - 4.60% due 11/20/65 - 11/20/66; valued at $45)	44	44
Merrill Lynch & Co., Inc., (0.81%, dated 12/30/16, due 1/3/17; proceeds $65; fully collateralized by Exchange Traded Funds; valued at $72)	65	65
		118
Total Securities held as Collateral on Loaned Securities (Cost $581)		581
	Shares
Investment Company (20.7%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $48,223)	48,222,817	48,223
Total Short-Term Investments (Cost $48,804)		48,804
Total Investments (107.1%) (Cost $225,616) Including $1,202 of Securities Loaned (g)(h)		249,058
Liabilities in Excess of Other Assets (–7.1%)		(16,473)
Net Assets (100.0%)		$232,585

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Portfolio's prospectus and/or statement of additional information relating to geographic classifications.

(a)  All or a portion of this security was on loan at December 31, 2016.

(b)  Non-income producing security.

(c)  Security trades on the Hong Kong exchange.

(d)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

(e)  At December 31, 2016, the Portfolio held a fair valued security valued at approximately $2,000, representing less than 0.05% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(f)  Security has been deemed illiquid at December 31, 2016.

(g)  Securities are available for collateral in connection with open foreign currency forward exchange contracts and futures contracts.

(h)  At December 31, 2016, the aggregate cost for federal income tax purposes is approximately $231,695,000. The aggregate gross unrealized appreciation is approximately $27,902,000 and the aggregate gross unrealized depreciation is approximately $10,539,000, resulting in net unrealized appreciation of approximately $17,363,000.

@  Value is less than $500.

ADR  American Depositary Receipt.

CDI  CHESS Depositary Interest.

CVA  Certificaten Van Aandelen.

REIT  Real Estate Investment Trust.

Foreign Currency Forward Exchange Contracts:

The Portfolio had the following foreign currency forward exchange contracts open at December 31, 2016:

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
Citibank NA	EUR	5,163		$5,505	1/19/17	$66
Citibank NA	JPY	571,233		$4,966	1/19/17	74
Credit Suisse International		$3,455	AUD	4,613	1/19/17	(127)
State Street Bank and Trust Co.	EUR	2,197		$2,343	1/19/17	28
State Street Bank and Trust Co.	EUR	963		$1,007	1/19/17	(8)
State Street Bank and Trust Co.	GBP	1,230		$1,562	1/19/17	45
State Street Bank and Trust Co.	JPY	618,261		$5,374	1/19/17	79
State Street Bank and Trust Co.	JPY	502,960		$4,303	1/19/17	(4)
State Street Bank and Trust Co.	SEK	31,321		$3,432	1/19/17	(9)
State Street Bank and Trust Co.		$1,158	AUD	1,546	1/19/17	(42)
State Street Bank and Trust Co.		$18,261	EUR	17,435	1/19/17	108
State Street Bank and Trust Co.		$2,608	GBP	2,055	1/19/17	(74)
State Street Bank and Trust Co.		$12,765	JPY	1,487,945	1/19/17	(22)
						$114

Futures Contracts:

The Portfolio had the following futures contracts open at December 31, 2016:

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (Depreciation) (000)
Long:
Bovespa Index (Brazil)	160	$3,003	Feb-17	$18
FTSE MIB Index (Italy)	16	1,617	Mar-17	47
Hang Seng Index (Hong Kong)	9	1,275	Jan-17	18
MEX BOLSA Index (Mexico)	204	4,506	Mar-17	(—	@)
S&P TSE 60 Index (Canada)	72	9,619	Mar-17	(72)
SGX NIFTY 50 (Singapore)	423	6,924	Jan-17	109
WIG20 Index (Poland)	475	4,413	Mar-17	29
				$149

@    Value is less than $500.

AUD  —  Australian Dollar

BRL  —  Brazilian Real

EUR  —  Euro

GBP  —  British Pound

JPY  —  Japanese Yen

SEK  —  Swedish Krona

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	61.9%
Short-Term Investment	19.4
Banks	12.9
Pharmaceuticals	5.8
Total Investments	100.0	%***

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2016.

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include open long futures contracts with an underlying face amount of approximately $31,357,000 with net unrealized appreciation of approximately $149,000. Does not include open foreign currency forward exchange contracts with net unrealized appreciation of approximately $114,000.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Active International Allocation Portfolio

Statement of Assets and Liabilities	December 31, 2016 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $175,908)	$199,802
Investments in Securities of Affiliated Issuers, at Value (Cost $49,708)	49,256
Total Investments in Securities, at Value (Cost $225,616)	249,058
Foreign Currency, at Value (Cost $2,960)	2,982
Cash	2,726
Receivable for Variation Margin on Futures Contracts	2,493
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	400
Tax Reclaim Receivable	280
Dividends Receivable	203
Receivable for Portfolio Shares Sold	116
Receivable for Investments Sold	71
Receivable from Affiliate	3
Other Assets	43
Total Assets	258,375
Liabilities:
Payable for Investments Purchased	23,129
Payable for Portfolio Shares Redeemed	1,053
Collateral on Securities Loaned, at Value	582
Payable for Advisory Fees	481
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	286
Payable for Professional Fees	59
Payable for Sub Transfer Agency Fees — Class I	23
Payable for Sub Transfer Agency Fees — Class A	22
Payable for Sub Transfer Agency Fees — Class L	4
Payable for Sub Transfer Agency Fees — Class C	— @
Payable for Custodian Fees	30
Payable for Directors' Fees and Expenses	21
Payable for Administration Fees	16
Payable for Shareholder Services Fees — Class A	12
Payable for Distribution and Shareholder Services Fees — Class L	4
Payable for Distribution and Shareholder Services Fees — Class C	— @
Payable for Transfer Agency Fees — Class I	2
Payable for Transfer Agency Fees — Class A	4
Payable for Transfer Agency Fees — Class L	1
Payable for Transfer Agency Fees — Class C	— @
Other Liabilities	61
Total Liabilities	25,790
Net Assets	$232,585
Net Assets Consist of:
Paid-in-Capital	$277,759
Distributions in Excess of Net Investment Income	(306)
Accumulated Net Realized Loss	(68,462)
Unrealized Appreciation (Depreciation) on:
Investments	23,894
Investments in Affiliates	(452)
Futures Contracts	149
Foreign Currency Forward Exchange Contracts	114
Foreign Currency Translations	(111)
Net Assets	$232,585

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Active International Allocation Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2016 (000)
CLASS I:
Net Assets	$169,589
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	14,338,302
Net Asset Value, Offering and Redemption Price Per Share	$11.83
CLASS A:
Net Assets	$56,934
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	4,706,788
Net Asset Value, Redemption Price Per Share	$12.10
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.67
Maximum Offering Price Per Share	$12.77
CLASS L:
Net Assets	$6,053
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	502,568
Net Asset Value, Offering and Redemption Price Per Share	$12.04
CLASS C:
Net Assets	$9
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	717
Net Asset Value, Offering and Redemption Price Per Share	$12.15
(1) Including: Securities on Loan, at Value:	$1,202

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Active International Allocation Portfolio

Statement of Operations	Year Ended December 31, 2016 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $652 of Foreign Taxes Withheld)	$6,992
Income from Securities Loaned — Net	100
Dividends from Securities of Affiliated Issuers (Note G)	72
Interest from Securities of Unaffiliated Issuers	3
Total Investment Income	7,167
Expenses:
Advisory Fees (Note B)	1,586
Shareholder Services Fees — Class A (Note D)	148
Distribution and Shareholder Services Fees — Class L (Note D)	48
Distribution and Shareholder Services Fees — Class C (Note D)	— @
Administration Fees (Note C)	195
Sub Transfer Agency Fees — Class I	66
Sub Transfer Agency Fees — Class A	88
Sub Transfer Agency Fees — Class L	14
Sub Transfer Agency Fees — Class C	— @
Professional Fees	135
Custodian Fees (Note F)	77
Shareholder Reporting Fees	59
Registration Fees	56
Pricing Fees	55
Transfer Agency Fees — Class I (Note E)	9
Transfer Agency Fees — Class A (Note E)	13
Transfer Agency Fees — Class L (Note E)	4
Transfer Agency Fees — Class C (Note E)	3
Directors' Fees and Expenses	8
Other Expenses	29
Total Expenses	2,593
Reimbursement of Class Specific Expenses — Class L (Note B)	(— @)
Reimbursement of Class Specific Expenses — Class C (Note B)	(3)
Rebate from Morgan Stanley Affiliate (Note G)	(27)
Reimbursement of Custodian Fees (Note F)	(415)
Net Expenses	2,148
Net Investment Income	5,019
Realized Gain (Loss):
Investments Sold	(20,006)
Investments in Affiliates	(310)
Foreign Currency Forward Exchange Contracts	1,162
Foreign Currency Transactions	(561)
Futures Contracts	(135)
Net Realized Loss	(19,850)
Change in Unrealized Appreciation (Depreciation):
Investments	11,673
Investments in Affiliates	291
Foreign Currency Forward Exchange Contracts	60
Foreign Currency Translations	(81)
Futures Contracts	(112)
Net Change in Unrealized Appreciation (Depreciation)	11,831
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(8,019)
Net Decrease in Net Assets Resulting from Operations	$(3,000)

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Active International Allocation Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2016 (000)	Year Ended December 31, 2015 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$5,019	$4,651
Net Realized Loss	(19,850)	(4,578)
Net Change in Unrealized Appreciation (Depreciation)	11,831	(3,740)
Net Decrease in Net Assets Resulting from Operations	(3,000)	(3,667)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(4,058)	(1,928)
Class A:
Net Investment Income	(1,111)	(382)
Class L:
Net Investment Income	(80)	(13)
Class C:
Net Investment Income	—	(— @)
Total Distributions	(5,249)	(2,323)
Capital Share Transactions:(1)
Class I:
Subscribed	7,873	5,523
Distributions Reinvested	4,046	1,915
Redeemed	(34,018)	(24,777)
Class A:
Subscribed	4,280	4,676
Distributions Reinvested	1,094	375
Redeemed	(10,963)	(11,059)
Class L:
Subscribed	—	105
Distributions Reinvested	79	13
Redeemed	(1,279)	(1,086)
Class C:
Subscribed	40	36 *
Distributions Reinvested	—	— @*
Redeemed	(60)	—
Net Decrease in Net Assets Resulting from Capital Share Transactions	(28,908)	(24,279)
Redemption Fees	— @	— @
Total Decrease in Net Assets	(37,157)	(30,269)
Net Assets:
Beginning of Period	269,742	300,011
End of Period (Including Distributions in Excess of Net Investment Income of $(306) and $(883))	$232,585	$269,742

The accompanying notes are an integral part of the financial statements.
21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Active International Allocation Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2016 (000)	Year Ended December 31, 2015 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	673	428
Shares Issued on Distributions Reinvested	344	154
Shares Redeemed	(2,891)	(1,906)
Net Decrease in Class I Shares Outstanding	(1,874)	(1,324)
Class A:
Shares Subscribed	356	352
Shares Issued on Distributions Reinvested	91	29
Shares Redeemed	(913)	(834)
Net Decrease in Class A Shares Outstanding	(466)	(453)
Class L:
Shares Subscribed	—	8
Shares Issued on Distributions Reinvested	7	1
Shares Redeemed	(108)	(81)
Net Decrease in Class L Shares Outstanding	(101)	(72)
Class C:
Shares Subscribed	3	3 *
Shares Issued on Distributions Reinvested	—	— @@*
Shares Redeemed	(5)	—
Net Increase (Decrease) in Class C Shares Outstanding	(2)	3

@  Amount is less than $500.

@@  Amount is less than 500 shares.

*  For the period April 30, 2015 through December 31, 2015.

The accompanying notes are an integral part of the financial statements.
22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

Active International Allocation Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$12.20		$12.52		$13.75		$11.65		$10.07
Income (Loss) from Investment Operations:
Net Investment Income (2)	0.26		0.22		0.34		0.22		0.23
Net Realized and Unrealized Gain (Loss)	(0.34)		(0.42)		(1.22)		2.25		1.51
Total from Investment Operations	(0.08)		(0.20)		(0.88)		2.47		1.74
Distributions from and/or in Excess of:
Net Investment Income	(0.29)		(0.12)		(0.35)		(0.37)		(0.16)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$11.83		$12.20		$12.52		$13.75		$11.65
Total Return (4)	(0.67)%		(1.63)%		(6.37)%		21.38%		17.30%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$169,589		$197,733		$219,467		$260,614		$251,657
Ratio of Expenses to Average Net Assets (6)	0.76	%(5)	0.89	%(5)	0.88	%(5)	0.83	%(5)	0.89	%(5)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		N/A		0.88	%(5)	N/A
Ratio of Net Investment Income to Average Net Assets (6)	2.18	%(5)	1.66	%(5)	2.53	%(5)	1.71	%(5)	2.12	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.02%		0.02%		0.01%
Portfolio Turnover Rate	40%		30%		32%		36%		27%
(6) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.94%		0.92%		0.99%		0.99%		0.98%
Net Investment Income to Average Net Assets	2.00%		1.63%		2.42%		1.55%		2.03%

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets would have been 0.13% higher and the Ratio of Net Investment Income to Average Net Assets would have been 0.13% lower had the custodian not reimbursed the Portfolio.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

The accompanying notes are an integral part of the financial statements.
23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

Active International Allocation Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$12.47		$12.79		$14.03		$11.89		$10.27
Income (Loss) from Investment Operations:
Net Investment Income (2)	0.21		0.17		0.30		0.11		0.20
Net Realized and Unrealized Gain (Loss)	(0.34)		(0.42)		(1.24)		2.36		1.55
Total from Investment Operations	(0.13)		(0.25)		(0.94)		2.47		1.75
Distributions from and/or in Excess of:
Net Investment Income	(0.24)		(0.07)		(0.30)		(0.33)		(0.13)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$12.10		$12.47		$12.79		$14.03		$11.89
Total Return (4)	(1.05)%		(1.95)%		(6.70)%		20.94%		17.05%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$56,934		$64,482		$71,938		$90,599		$8,608
Ratio of Expenses to Average Net Assets (7)	1.14	%(5)	1.24	%(5)	1.23	%(5)	1.09	%(5)(6)	1.14	%(5)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		N/A		1.21	%(5)(6)	N/A
Ratio of Net Investment Income to Average Net Assets (7)	1.79	%(5)	1.31	%(5)	2.18	%(5)	0.84	%(5)	1.80	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.02%		0.02%		0.01%
Portfolio Turnover Rate	40%		30%		32%		36%		27%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.32%		1.28%		1.31	%(5)	1.25	%(5)	1.23%
Net Investment Income to Average Net Assets	1.61%		1.27%		2.10	%(5)	0.68	%(5)	1.71%

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets would have been 0.10% higher and the Ratio of Net Investment Income to Average Net Assets would have been 0.10% lower had the custodian not reimbursed the Portfolio.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.25% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.15% for Class A shares.

The accompanying notes are an integral part of the financial statements.
24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

Active International Allocation Portfolio

	Class L
	Year Ended December 31,								Period from June 14, 2012(2) to
Selected Per Share Data and Ratios	2016(1)		2015		2014		2013		December 31, 2012
Net Asset Value, Beginning of Period	$12.41		$12.74		$13.97		$11.84		$10.09
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (3)	0.14		0.11		0.23		0.12		(0.02)
Net Realized and Unrealized Gain (Loss)	(0.35)		(0.42)		(1.23)		2.27		1.91
Total from Investment Operations	(0.21)		(0.31)		(1.00)		2.39		1.89
Distributions from and/or in Excess of:
Net Investment Income	(0.16)		(0.02)		(0.23)		(0.26)		(0.14)
Redemption Fees	0.00	(4)	0.00	(4)	0.00	(4)	0.00	(4)	0.00	(4)
Net Asset Value, End of Period	$12.04		$12.41		$12.74		$13.97		$11.84
Total Return (5)	(1.68)%		(2.44)%		(7.17)%		20.34%		18.80	%(8)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$6,053		$7,495		$8,606		$10,345		$10,246
Ratio of Expenses to Average Net Assets (10)	1.74	%(6)	1.74	%(6)	1.73	%(6)	1.61	%(6)(7)	1.63	%(6)(9)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		N/A		1.66	%(6)(7)	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (10)	1.20	%(6)	0.82	%(6)	1.68	%(6)	0.94	%(6)	(0.33	)%(6)(9)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.02%		0.02%		0.02	%(9)
Portfolio Turnover Rate	40%		30%		32%		36%		27%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.93%		1.87%		1.87%		1.76%		1.79	%(9)
Net Investment Income (Loss) to Average Net Assets	1.01%		0.69%		1.54%		0.79%		(0.49	)%(9)

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.75% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.65% for Class L shares.

(8)  Not Annualized.

(9)  Annualized.

The accompanying notes are an integral part of the financial statements.
25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

Active International Allocation Portfolio

	Class C
Selected Per Share Data and Ratios	Year Ended December 31, 2016(1)		Period from April 30, 2015(2) to December 31, 2015
Net Asset Value, Beginning of Period	$12.38		$13.94
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (3)	0.14		(0.00	)(4)
Net Realized and Unrealized Gain	(0.37)		(1.53)
Total from Investment Operations	(0.23)		(1.53)
Distributions from and/or in Excess of:
Net Investment Income	—		(0.03)
Redemption Fees	0.00	(4)	0.00	(4)
Net Asset Value, End of Period	$12.15		$12.38
Total Return (5)	(1.94)%		(10.96	)%(7)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$9		$32
Ratio of Expenses to Average Net Assets (9)	1.99	%(6)	1.99	%(6)(8)
Ratio of Net Investment Income (Loss) to Average Net Assets (9)	1.19	%(6)	(0.04	)%(6)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01	%(8)
Portfolio Turnover Rate	40%		30%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	8.58%		4.26	%(8)
Net Investment Loss to Average Net Assets	(5.40)%		(2.31	)%(8)

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Not Annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-nine separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Active International Allocation Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily, in accordance with country and sector weightings determined by Morgan Stanley Investment Management Inc. (the "Adviser"), in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices.

The Portfolio offers four classes of shares — Class I, Class A, Class L and Class C. On April 30, 2015, the Portfolio suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Fund's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (5) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

  The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

  The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2016.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$2,558	$—	$—	$2,558
Air Freight & Logistics	454	—	—	454
Airlines	451	—	—	451
Auto Components	2,447	—	—	2,447
Automobiles	7,246	—	—	7,246
Banks	31,830	226	—	32,056
Beverages	2,689	—	—	2,689
Biotechnology	1,750	—	—	1,750
Building Products	1,957	—	—	1,957
Capital Markets	4,164	—	—	4,164
Chemicals	5,713	—	—	5,713
Commercial Services & Supplies	1,071	—	—	1,071
Communications Equipment	932	—	—	932
Construction & Engineering	2,856	—	—	2,856
Construction Materials	3,108	—	—	3,108
Consumer Finance	176	—	—	176
Containers & Packaging	208	—	—	208
Diversified Consumer Services	18	—	—	18
Diversified Financial Services	2,978	—	—	2,978
Diversified Telecommunication Services	5,480	—	—	5,480
Electric Utilities	2,632	—	—	2,632
Electrical Equipment	3,725	—	—	3,725
Electronic Equipment, Instruments & Components	2,890	—	—	2,890
Energy Equipment & Services	544	—	—	544
Equity Real Estate Investment Trusts (REITs)	2,620	—	—	2,620
Food & Staples Retailing	2,986	—	—	2,986
Food Products	5,527	—	—	5,527
Gas Utilities	770	—	—	770
Health Care Equipment & Supplies	1,763	—	—	1,763
Health Care Providers & Services	853	—	—	853
Health Care Technology	3	—	—	3
Hotels, Restaurants & Leisure	2,320	—	—	2,320
Household Durables	2,898	—	—	2,898
Household Products	1,694	—	—	1,694
Independent Power and Renewable Electricity Producers	313	—	—	313
Industrial Conglomerates	4,757	—	—	4,757
Information Technology Services	1,239	—	—	1,239
Insurance	8,450	—	—	8,450
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Internet & Direct Marketing Retail	$168	$—	$—	$168
Internet Software & Services	454	—	—	454
Leisure Products	672	—	—	672
Life Sciences Tools & Services	367	—	—	367
Machinery	5,155	—	—	5,155
Marine	866	—	—	866
Media	2,481	—	—	2,481
Metals & Mining	5,614	—	—	5,614
Multi-Utilities	1,802	—	—	1,802
Multi-line Retail	845	—	—	845
Oil, Gas & Consumable Fuels	11,969	—	—	11,969
Paper & Forest Products	574	—	—	574
Personal Products	2,645	—	—	2,645
Pharmaceuticals	14,455	—	—	14,455
Professional Services	2,295	—	—	2,295
Real Estate Management & Development	4,477	—	2	4,479
Road & Rail	2,381	—	—	2,381
Semiconductors & Semiconductor Equipment	2,025	—	—	2,025
Software	2,956	—	—	2,956
Specialty Retail	1,628	—	—	1,628
Tech Hardware, Storage & Peripherals	1,168	—	—	1,168
Textiles, Apparel & Luxury Goods	1,806	—	—	1,806
Thrifts & Mortgage Finance	28	—	—	28
Tobacco	2,798	—	—	2,798
Trading Companies & Distributors	2,066	—	—	2,066
Transportation Infrastructure	770	—	—	770
Water Utilities	71	—	—	71
Wireless Telecommunication Services	3,420	—	—	3,420
Total Common Stocks	200,026	226	2	200,254
Short-Term Investments
Investment Company	48,686	—	—	48,686
Repurchase Agreements	—	118	—	118
Total Short-Term Investments	48,686	118	—	48,804
Foreign Currency Forward Exchange Contracts	—	400	—	400
Futures Contracts	221	—	—	221
Total Assets	248,933	744	2	249,679
Liabilities:
Foreign Currency Forward Exchange Contracts	—	(286)	—	(286)
Futures Contracts	(72)	—	—	(72)
Total Liabilities	(72)	(286)	—	(358)
Total	$248,861	$458	$2	$249,321

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2016, securities with a total value of approximately $163,618,000 transferred from Level 2 to Level 1. Securities that were valued using other significant observable inputs at December 31, 2015 were valued using unadjusted quoted prices at December 31, 2016. At December 31, 2015, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Common Stocks (000)
Beginning Balance	$8 †
Purchases	—
Sales	(5)
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	10
Realized gains (losses)	(11)
Ending Balance	$2
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2016	$2

†  Includes one or more securities which are valued at zero.

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2016.

	Fair Value at December 31, 2016 (000)	Valuation Technique	Unobservable Input	Range		Selected Value	Impact to Valuation from an increase in input
Real Estate Management & Development
Common Stock	$2	Market Transaction Method	Transaction Valuation	$0.03	$0.03	$0.03	Increase
			Discount for Lack of Marketability	50.0%	50.0%	50.0%	Decrease

3.  Repurchase Agreements: The Portfolio may enter into repurchase agreements under which the Portfolio lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Portfolio takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Portfolio, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

5.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Portfolio's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with which the Portfolio has open positions in the futures contract.

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Portfolio also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following tables set forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2016.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$400
Futures Contracts	Variation Margin on Futures Contracts	Equity Risk	221	(a)
Total			$621

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$(286)
Futures Contracts	Variation Margin on Futures Contracts	Equity Risk	(72	)(a)
Total			$(358)

(a) This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2016 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$1,162
Equity Risk	Futures Contracts	(135)
Total		$1,027
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$60
Equity Risk	Futures Contracts	(112)
Total		$(52)

At December 31, 2016, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives(b)	Assets(c) (000)	Liabilities(c) (000)
Foreign Currency Forward Exchange Contracts	$400	$(286)

(b) Excludes exchange traded derivatives.

(c) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain

OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio's net liability may be delayed or denied.

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2016.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
Citibank NA	$140	$—	$—	$140
State Street Bank and Trust Co.	260	(159)	—	101
Total	$400	$(159)	$—	$241
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged (000)	Net Amount (not less than $0) (000)
Credit Suisse International	$127	$—	$—	$127
State Street Bank and Trust Co.	159	(159)	—	0
Total	$286	$(159)	$—	$127

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

For the year ended December 31, 2016, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$27,852,000
Futures Contracts:
Average monthly original value	$44,354,000

6.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2016.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$1,202	(d)	$—	$(1,202	)(e)(f)	$0

(d) Represents market value of loaned securities at period end.

(e) The Portfolio received cash collateral of approximately $582,000, of which approximately $581,000 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of December 31, 2016, there was uninvested cash of approximately $1,000, which is not reflected in the Portfolio of Investments. In addition, the Portfolio received non-cash collateral of approximately $681,000 in the form of U.S. Government obligations, which the Portfolio cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(f) The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB Accounting Standards Update No. 2014-11 ("ASU No. 2014-11"), "Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2016.

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$582	$—	$—	$—	$582
Total Borrowings	$582	$—	$—	$—	$582
Gross amount of recognized liabilities for securities lending transactions					$582

7.  Redemption Fees: The Portfolio will assess a 2% redemption fee on Class I shares, Class A shares, Class L and Class C shares, which is paid directly to the Portfolio, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

8.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

9.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

10.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Portfolio owns shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Over $1 billion
0.65%	0.60%

For the year ended December 31, 2016, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.64% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.90% for Class I shares, 1.25% for Class A shares, 1.75% for Class L shares and 2.00% for Class C shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Portfolio's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2016, approximately $3,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

In December 2015, the Fund's Custodian announced that it had identified inconsistencies in the way in which clients were invoiced for out-of-pocket expenses from 1998 until November 2015. The dollar amount difference between what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The Custodian reimbursed the Portfolio directly, which was recognized as a change in accounting estimate and was reflected as "Reimbursement of Custodian Fees" in the Statement of Operations. Pursuant to the expense limitations described in Note B, the Portfolio has experienced expenses reimbursed by the Adviser during the current period. Accordingly, the reimbursement of out-of-pocket custodian expenses in the current period resulted in the reduction in the current period expenses reimbursed by the Adviser.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2016, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $88,108,000 and $129,242,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2016.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2016, advisory fees paid were reduced by approximately $27,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2016 is as follows:

Value December 31, 2015 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2016 (000)
$19,365	$150,451	$121,130	$51	$48,686

The Portfolio had transactions with Mitsubishi UFJ Financial Group, Inc. and its affiliated broker-dealers, which may be deemed affiliates of the Adviser/Administrator and Distributor under Section 17 the Act.

A summary of the Portfolio's transactions in shares of the Mitsubishi UFJ Financial Group, Inc. during the year ended December 31, 2016 is as follows:

Value December 31, 2015 (000)	Purchases at Cost (000)	Sales (000)	Realized Loss (000)	Dividend Income (000)	Value December 31, 2016 (000)
$948	$—	$359	$(310)	$21	$570

The Portfolio is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2016, the Portfolio did not engage in any cross-trade transactions.

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2016, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2016 and 2015 was as follows:

2016 Distributions Paid From:		2015 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$5,249	$—	$2,323	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, an expired capital loss carryforward and basis adjustments on certain equity securities designated as passive foreign investment companies, resulted in the following reclassifications among the components of net assets at December 31, 2016:

Distributions in Excess of Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$807	$7,027	$(7,834)

At December 31, 2016, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$369	$—

At December 31, 2016, the Portfolio had available for federal income tax purposes unused short-term capital losses of approximately $4,770,000 and long-term capital losses of approximately $24,650,000 that do not have an expiration date.

In addition, at December 31, 2016, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, through the indicated expiration dates:

Amount (000)	Expiration*
$33,505	December 31, 2017

*  Includes capital losses acquired from Morgan Stanley International Fund that may be subject to limitation under IRC Section 382 in future years.

During the year ended December 31, 2016, capital loss carryforwards of approximately $7,834,000 expired for federal income tax purposes.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Credit Facility: As of April 4, 2016, the Fund and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "facility")

37

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

with State Street. This facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or one month libor rate plus a spread. The facility also has a commitment fee of 0.25% per annum based on the unused portion of the facility. During the year ended December 31, 2016, the Portfolio did not have any borrowings under the facility.

J. Other: At December 31, 2016, the Portfolio had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 85.3%.

K. Accounting Pronouncements: In December 2016, FASB issued Accounting Standards update 2016-19 — Technical Corrections and Improvements ("ASU 2016-19"), which is effective for interim periods for all entities beginning after December 15, 2016. ASU 2016-19 includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. That amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. Although still evaluating the potential impacts of ASU 2016-19 to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

In October 2016, the Securities and Exchange Commission ("SEC") issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the Portfolio's net assets or results of operations. Although still evaluating the potential impacts of the Investment Company Reporting Modernization to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

38

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Active International Allocation Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Active International Allocation Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Active International Allocation Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 28, 2017

39

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2016. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of approximately $5,417,000 as taxable at this lower rate.

The Portfolio intends to pass through foreign tax credits of approximately $416,000 and has derived net income from sources within foreign countries amounting to approximately $7,513,000.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

40

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

41

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to nonaffiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

42

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

43

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Overseen by Independent Director**	Portfolios in Fund Complex Other Directorships Held by Independent Director***
Frank L. Bowman (72) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				90

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (63) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	91	Director of various non-profit organizations.
Nancy C. Everett (61) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	91

Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

44

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Overseen by Independent Director**	Portfolios in Fund Complex Other Directorships Held by Independent Director***
Jakki L. Haussler (59) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	91

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (67) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	91	Director of NVR, Inc. (home construction).
Joseph J. Kearns (74) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	93	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

45

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Overseen by Independent Director**	Portfolios in Fund Complex Other Directorships Held by Independent Director***
Michael F. Klein (58) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				90	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (56) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Management Director, JPMorgan Asset Management (2013-2016); President, JPMorgan Funds (2010-2013), Chief Administrative Officer, JPMorgan Funds (2004-2010), Treasurer, JPMorgan Funds (2003-2004, 2008-2010), and Vice President and Board Liaison, JPMorgan Funds (2001-2004); Managing Director, J.P. Morgan Investment Management Inc. (2001-2013); Vice President of Finance, Pierpont Group (1996-2001); Vice President, Bank of New York (1995-1996); Senior Audit Manager, Price Waterhouse, LLP (1982-1995).	91	None.
Michael E. Nugent (80) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	92	None.
W. Allen Reed (69) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	91	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (84) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	92	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2016) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

46

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (53) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (51) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (49) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

47

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, 100 F Street, NE, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Portfolio of Morgan Stanley Institutional Fund, Inc., which describes in detail the Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

48

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2017 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIAIAANN
1709106 EXP. 02.28.18

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Advantage Portfolio

Annual Report

December 31, 2016

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	13
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	27
Federal Tax Notice	28
Privacy Notice	29
Director and Officer Information	32

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Portfolio of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Portfolio, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Advantage Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2017

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Expense Example (unaudited)

Advantage Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/16	Actual Ending Account Value 12/31/16	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Advantage Portfolio Class I	$1,000.00	$1,029.30	$1,020.91	$4.28	$4.27	0.84	%***
Advantage Portfolio Class A	1,000.00	1,027.70	1,019.00	6.22	6.19	1.22	***
Advantage Portfolio Class L	1,000.00	1,028.90	1,020.81	4.39	4.37	0.86	***
Advantage Portfolio Class C	1,000.00	1,023.60	1,015.37	9.88	9.84	1.94	***
Advantage Portfolio Class IS	1,000.00	1,029.70	1,021.11	4.08	4.06	0.80	***

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

***  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Investment Overview (unaudited)

Advantage Portfolio

The Portfolio seeks long-term capital appreciation.

Performance

For the year ended December 31, 2016, the Portfolio's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 2.82%, net of fees. The Portfolio's Class I shares underperformed the Portfolio's benchmark, the Russell 1000® Growth Index (the "Index"), which returned 7.08%.

Factors Affecting Performance

•  The U.S. stock market was overwhelmed by negative news early in 2016, but staged a turnaround over the remainder of the year. Concerns about China's economy, falling oil prices and U.S. Federal Reserve ("Fed") monetary policy weighed heavily on the markets from January through mid-February. From there, oil prices stabilized, economic growth improved, corporate earnings recovered and the Fed refrained from raising interest rates (until its December 2016 meeting), which provided upside to stock prices. Two major political events, the U.K.'s "Brexit" referendum and the election of Donald Trump, were initially viewed as negative surprises, but volatility subsided fairly quickly. Anticipation of pro-growth fiscal policy from the new administration drove share prices sharply higher in the final weeks of the year.

•  Large-cap growth stocks, as represented by the Index, were led by the telecommunication services, energy and industrials sectors. Health care (which had a negative return for the period), real estate and consumer staples were the weakest-performing sectors.

•  The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers. In this reporting period, although sector allocation contributed to relative performance, it was offset by unfavorable stock selection.

•  The Portfolio's relative underperformance was primarily driven by weak stock selection in the information technology, consumer staples and industrials sectors.

•  The health care sector was a positive contributor to relative performance, aided by both strong stock selection and an advantageous underweight to the sector. Although stock selection in the financials sector was detrimental, the relative gain from an overweight in the sector more than compensated for the loss.

Management Strategies

•  There were no changes to our bottom-up investment process during the period. We continued to look for franchises with strong name recognition and sustainable competitive advantages. We typically favor companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. Our emphasis is on secular growth, and as a result short-term market events are not as meaningful in the stock selection process.

*  Minimum Investment for Class I shares

**  Commenced Operations on June 30, 2008.

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C and IS shares will vary from the performance of Class I shares based upon their different inception dates and will be impacted by additional fees assessed to those classes (if applicable).
4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Investment Overview (unaudited) (cont'd)

Advantage Portfolio

Performance Compared to the Russell 1000® Growth Index(1) and the Lipper Large-Cap Growth Funds Index(2)

	Period Ended December 31, 2016 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(7)
Portfolio — Class I Shares w/o sales charges(4)	2.82%	14.68%	—	10.47%
Portfolio — Class A Shares w/o sales charges(4)	2.47	14.32	—	14.74
Portfolio — Class A Shares with maximum 5.25% sales charges(4)	–2.88	13.10	—	13.81
Portfolio — Class L Shares w/o sales charges(4)	2.72	14.60	—	10.34
Portfolio — Class C Shares w/o sales charges(6)	1.71	—	—	3.36
Portfolio — Class C Shares with maximum 1.00% deferred sales charges(6)	0.71	—	—	3.36
Portfolio — Class IS Shares w/o sales charges(5)	2.79	—	—	11.53
Russell 1000® Growth Index	7.08	14.50	—	9.65
Lipper Large-Cap Growth Funds Index	0.54	12.96	—	7.58

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.Returns for periods less than one year are not annualized. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. companies based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Large-Cap Growth Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(4)  On May 21, 2010 Class C and Class I shares of Van Kampen Core Growth Fund ("the Predecessor Fund") were reorganized into Class L and Class I shares of Morgan Stanley Advantage Portfolio ("the Portfolio"), respectively. Class L and Class I shares' returns of the Portfolio will differ from the Predecessor Fund as they have different expenses. Performance shown for the Portfolio's Class I and Class L shares reflects the performance of the shares of the Predecessor Fund for periods prior to May 21, 2010. The Class C and I shares of the Predecessor Fund commenced operations on June 30, 2008. Class P shares, which were renamed Class A shares effective September 9, 2013, commenced operations on May 21, 2010.

(5)  Commenced offering on September 13, 2013.

(6)  Commenced offering on April 30, 2015.

(7)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Portfolio, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Portfolio of Investments

Advantage Portfolio

	Shares	Value (000)
Common Stocks (97.7%)
Aerospace & Defense (7.4%)
TransDigm Group, Inc.	8,478	$2,111
United Technologies Corp.	38,909	4,265
		6,376
Automobiles (1.5%)
Harley-Davidson, Inc.	22,657	1,322
Capital Markets (6.8%)
MSCI, Inc.	27,380	2,157
S&P Global, Inc.	34,294	3,688
		5,845
Chemicals (1.6%)
Sherwin-Williams Co. (The)	5,220	1,403
Construction Materials (1.4%)
Martin Marietta Materials, Inc.	5,398	1,196
Diversified Financial Services (5.0%)
Berkshire Hathaway, Inc., Class B (a)	26,213	4,272
Health Care Equipment & Supplies (1.5%)
Danaher Corp.	17,113	1,332
Hotels, Restaurants & Leisure (8.0%)
Chipotle Mexican Grill, Inc. (a)	2,066	780
Dunkin' Brands Group, Inc.	39,979	2,096
Marriott International, Inc., Class A	32,451	2,683
Starbucks Corp.	23,655	1,313
		6,872
Information Technology Services (7.6%)
Mastercard, Inc., Class A	39,732	4,102
Visa, Inc., Class A	31,554	2,462
		6,564
Internet & Direct Marketing Retail (11.6%)
Amazon.com, Inc. (a)	10,506	7,878
Priceline Group, Inc. (The) (Netherlands) (a)	1,396	2,047
		9,925
Internet Software & Services (17.4%)
Alphabet, Inc., Class C (a)	7,443	5,744
Facebook, Inc., Class A (a)	63,008	7,249
Twitter, Inc. (a)	117,097	1,909
		14,902
Machinery (1.1%)
Fortive Corp.	17,102	917
Media (1.1%)
Walt Disney Co. (The)	9,357	975
Multi-line Retail (2.2%)
Dollar Tree, Inc. (a)	24,101	1,860
Oil, Gas & Consumable Fuels (1.1%)
Phillips 66	10,828	936
Pharmaceuticals (2.9%)
Zoetis, Inc.	46,177	2,472
	Shares	Value (000)
Professional Services (4.9%)
IHS Markit Ltd. (a)	59,536	$2,108
Verisk Analytics, Inc. (a)	25,965	2,108
		4,216
Software (3.2%)
Salesforce.com, Inc. (a)	39,722	2,719
Specialty Retail (5.8%)
Home Depot, Inc.	10,472	1,404
Tiffany & Co.	17,360	1,344
TJX Cos., Inc. (The)	29,339	2,205
		4,953
Textiles, Apparel & Luxury Goods (5.6%)
Christian Dior SE (France)	11,989	2,515
Michael Kors Holdings Ltd. (a)	35,235	1,514
Under Armour, Inc., Class A (a)	26,870	781
		4,810
Total Common Stocks (Cost $75,164)		83,867
	Notional Amount (000)
Call Option Purchased (0.0%)
Foreign Currency Option (0.0%)
USD/CNY May 2017 @ CNY 7.90, Royal Bank of Scotland (Cost $44)	10,775	40
	Shares
Short-Term Investment (2.7%)
Investment Company (2.7%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $2,300)	2,299,799	2,300
Total Investments (100.4%) (Cost $77,508) (b)		86,207
Liabilities in Excess of Other Assets (–0.4%)		(329)
Net Assets (100.0%)		$85,878

(a)  Non-income producing security.

(b)  At December 31, 2016, the aggregate cost for federal income tax purposes is approximately $77,711,000. The aggregate gross unrealized appreciation is approximately $10,956,000 and the aggregate gross unrealized depreciation is approximately $2,460,000, resulting in net unrealized appreciation of approximately $8,496,000.

CNY  Chinese Yuan Renminbi

USD  United States Dollar

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Portfolio of Investments (cont'd)

Advantage Portfolio

Portfolio Composition

Classification	Percentage of Total Investments
Other*	25.2%
Internet Software & Services	17.3
Internet & Direct Marketing Retail	11.5
Hotels, Restaurants & Leisure	8.0
Information Technology Services	7.6
Aerospace & Defense	7.4
Capital Markets	6.8
Specialty Retail	5.7
Textiles, Apparel & Luxury Goods	5.6
Diversified Financial Services	4.9
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Advantage Portfolio

Statement of Assets and Liabilities	December 31, 2016 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $75,208)	$83,907
Investment in Security of Affiliated Issuer, at Value (Cost $2,300)	2,300
Total Investments in Securities, at Value (Cost $77,508)	86,207
Receivable for Portfolio Shares Sold	47
Dividends Receivable	17
Receivable from Affiliate	1
Other Assets	33
Total Assets	86,305
Liabilities:
Payable for Portfolio Shares Redeemed	230
Payable for Advisory Fees	107
Payable for Professional Fees	48
Payable for Sub Transfer Agency Fees — Class I	7
Payable for Sub Transfer Agency Fees — Class A	4
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Shareholder Services Fees — Class A	4
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	5
Payable for Administration Fees	6
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	1
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	—	@
Payable for Custodian Fees	2
Other Liabilities	10
Total Liabilities	427
Net Assets	$85,878
Net Assets Consist Of:
Paid-in-Capital	$76,840
Distributions in Excess of Net Investment Income	(9)
Net Realized Gain	348
Unrealized Appreciation (Depreciation) on:
Investments	8,699
Net Assets	$85,878

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Advantage Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2016 (000)
CLASS I:
Net Assets	$42,695
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	2,444,512
Net Asset Value, Offering and Redemption Price Per Share	$17.47
CLASS A:
Net Assets	$19,850
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,150,191
Net Asset Value, Redemption Price Per Share	$17.26
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.96
Maximum Offering Price Per Share	$18.22
CLASS L:
Net Assets	$3,684
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	210,940
Net Asset Value, Offering and Redemption Price Per Share	$17.46
CLASS C:
Net Assets	$6,376
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	371,502
Net Asset Value, Offering and Redemption Price Per Share	$17.16
CLASS IS:
Net Assets	$13,273
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	759,226
Net Asset Value, Offering and Redemption Price Per Share	$17.48

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Advantage Portfolio

Statement of Operations	Year Ended December 31, 2016 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $13 of Foreign Taxes Withheld)	$861
Dividends from Security of Affiliated Issuers (Note G)	10
Total Investment Income	871
Expenses:
Advisory Fees (Note B)	463
Shareholder Services Fees — Class A (Note D)	40
Distribution and Shareholder Services Fees — Class L (Note D)	34
Distribution and Shareholder Services Fees — Class C (Note D)	37
Professional Fees	90
Registration Fees	74
Sub Transfer Agency Fees — Class I	39
Sub Transfer Agency Fees — Class A	19
Sub Transfer Agency Fees — Class L	1
Sub Transfer Agency Fees — Class C	3
Administration Fees (Note C)	57
Shareholder Reporting Fees	19
Transfer Agency Fees — Class I (Note E)	3
Transfer Agency Fees — Class A (Note E)	4
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	3
Transfer Agency Fees — Class IS (Note E)	2
Custodian Fees (Note F)	5
Directors' Fees and Expenses	3
Pricing Fees	3
Other Expenses	22
Total Expenses	923
Waiver of Advisory Fees (Note B)	(129)
Distribution Fees - Class L Shares Waived (Note D)	(32)
Reimbursement of Class Specific Expenses — Class I (Note B)	(27)
Reimbursement of Class Specific Expenses — Class A (Note B)	(1)
Reimbursement of Class Specific Expenses — Class C (Note B)	(1)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(5)
Reimbursement of Custodian Fees (Note F)	(30)
Net Expenses	696
Net Investment Income	175
Realized Gain:
Investments Sold	952
Foreign Currency Transactions	1
Net Realized Gain	953
Change in Unrealized Appreciation (Depreciation):
Investments	2,261
Foreign Currency Translations	— @
Net Change in Unrealized Appreciation (Depreciation)	2,261
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	3,214
Net Increase in Net Assets Resulting from Operations	$3,389

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Advantage Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2016 (000)	Year Ended December 31, 2015 (000)
Increase in Net Assets:
Operations:
Net Investment Income (Loss)	$175	$(17)
Net Realized Gain	953	3,974
Net Change in Unrealized Appreciation (Depreciation)	2,261	(475)
Net Increase in Net Assets Resulting from Operations	3,389	3,482
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(111)	(18)
Net Realized Gain	(841)	(1,736)
Class A:
Net Realized Gain	(348)	(866)
Class L:
Net Investment Income	(6)	—
Net Realized Gain	(96)	(453)
Class C:
Net Investment Income	—	(— @)
Net Realized Gain	(94)	(114)
Class IS:
Net Investment Income	(38)	(— @)
Net Realized Gain	(282)	(1)
Total Distributions	(1,816)	(3,188)
Capital Share Transactions:(1)
Class I:
Subscribed	33,563	13,669
Distributions Reinvested	950	1,253
Redeemed	(17,346)	(8,664)
Class A:
Subscribed	16,149	11,449
Distributions Reinvested	347	864
Redeemed	(8,863)	(3,697)
Class L:
Exchanged	67	—
Subscribed	—	2,971
Distributions Reinvested	99	426
Redeemed	(1,880)	(4,908)
Class C:
Subscribed	4,912	1,907 *
Distributions Reinvested	94	113 *
Redeemed	(421)	(133)*
Class IS:
Subscribed	12,500	—
Distributions Reinvested	320	—
Net Increase in Net Assets Resulting from Capital Share Transactions	40,491	15,250
Total Increase in Net Assets	42,064	15,544
Net Assets:
Beginning of Period	43,814	28,270
End of Period (Including Distributions in Excess of Net Investment Income of $(9) and $(10)	$85,878	$43,814

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Advantage Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2016 (000)	Year Ended December 31, 2015 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	1,975	755
Shares Issued on Distributions Reinvested	55	71
Shares Redeemed	(1,006)	(474)
Net Increase in Class I Shares Outstanding	1,024	352
Class A:
Shares Subscribed	957	627
Shares Issued on Distributions Reinvested	20	50
Shares Redeemed	(520)	(207)
Net Increase in Class A Shares Outstanding	457	470
Class L:
Shares Exchanged	3	—
Shares Subscribed	—	164
Shares Issued on Distributions Reinvested	6	24
Shares Redeemed	(107)	(269)
Net Decrease in Class L Shares Outstanding	(98)	(81)
Class C:
Shares Subscribed	288	104 *
Shares Issued on Distributions Reinvested	6	7 *
Shares Redeemed	(25)	(8)*
Net Increase in Class C Shares Outstanding	269	103
Class IS:
Shares Subscribed	741	—
Shares Issued on Distributions Reinvested	18	—
Net Increase in Class IS Shares Outstanding	759	—

@  Amount is less than $500.

*  For the period April 30, 2015 through December 31, 2015.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

Advantage Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$17.40		$16.83		$16.41		$12.40		$11.38
Income from Investment Operations:
Net Investment Income (2)	0.07		0.01		0.04		0.01		0.14
Net Realized and Unrealized Gain	0.42		2.11		1.15		4.54		1.72
Total from Investment Operations	0.49		2.12		1.19		4.55		1.86
Distributions from and/or in Excess of:
Net Investment Income	(0.04)		(0.02)		(0.01)		—		(0.10)
Net Realized Gain	(0.38)		(1.53)		(0.76)		(0.54)		(0.74)
Total Distributions	(0.42)		(1.55)		(0.77)		(0.54)		(0.84)
Net Asset Value, End of Period	$17.47		$17.40		$16.83		$16.41		$12.40
Total Return (3)	2.82%		12.56%		7.43%		37.11%		16.38%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$42,695		$24,718		$17,971		$14,712		$8,595
Ratio of Expenses to Average Net Assets (7)	0.84	%(4)	0.86	%(4)(5)	1.04	%(4)	1.04	%(4)	1.05	%(4)
Ratio of Net Investment Income to Average Net Assets (7)	0.38	%(4)	0.06	%(4)	0.23	%(4)	0.11	%(4)	1.08	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.00	%(6)	0.01%		0.01%		0.00	%(6)
Portfolio Turnover Rate	79%		51%		31%		36%		50%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.15%		1.49%		1.78%		2.33%		2.34%
Net Investment Income (Loss) to Average Net Assets	0.07%		(0.57)%		(0.51)%		(1.18)%		(0.21)%

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective January 23, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.85% for Class I shares. Prior to January 23, 2015, the maximum ratio was 1.05% for Class I shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

Advantage Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$17.22		$16.70		$16.34		$12.39		$11.37
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (2)	0.01		(0.06)		(0.03)		(0.07)		0.11
Net Realized and Unrealized Gain	0.41		2.11		1.15		4.56		1.72
Total from Investment Operations	0.42		2.05		1.12		4.49		1.83
Distributions from and/or in Excess of:
Net Investment Income	—		—		—		—		(0.07)
Net Realized Gain	(0.38)		(1.53)		(0.76)		(0.54)		(0.74)
Total Distributions	(0.38)		(1.53)		(0.76)		(0.54)		(0.81)
Net Asset Value, End of Period	$17.26		$17.22		$16.70		$16.34		$12.39
Total Return (3)	2.47%		12.20%		7.05%		36.65%		16.11%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$19,850		$11,939		$3,738		$3,134		$12
Ratio of Expenses to Average Net Assets (8)	1.19	%(4)	1.18	%(4)(6)	1.39	%(4)	1.35	%(4)(5)	1.30	%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets (8)	0.04	%(4)	(0.31	)%(4)	(0.15	)%(4)	(0.44	)%(4)	0.83	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.01%		0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	79%		51%		31%		36%		50%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.43%		1.87%		2.14%		2.68%		2.59%
Net Investment Loss to Average Net Assets	(0.20)%		(1.00)%		(0.90)%		(1.77)%		(0.46)%

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.40% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.30% for Class A shares.

(6)  Effective January 23, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.20% for Class A shares. Prior to January 23, 2015, the maximum ratio was 1.40% for Class A shares.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

Advantage Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$17.40		$16.82		$16.42		$12.42		$11.39
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (2)	0.04		(0.01)		0.02		(0.01)		0.13
Net Realized and Unrealized Gain	0.43		2.12		1.14		4.55		1.74
Total from Investment Operations	0.47		2.11		1.16		4.54		1.87
Distributions from and/or in Excess of:
Net Investment Income	(0.03)		—		(0.00	)(3)	—		(0.10)
Net Realized Gain	(0.38)		(1.53)		(0.76)		(0.54)		(0.74)
Total Distributions	(0.41)		(1.53)		(0.76)		(0.54)		(0.84)
Net Asset Value, End of Period	$17.46		$17.40		$16.82		$16.42		$12.42
Total Return (4)	2.72%		12.47%		7.28%		36.97%		16.42%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,684		$5,369		$6,549		$3,908		$722
Ratio of Expenses to Average Net Assets (9)	0.91	%(5)	0.97	%(5)(7)	1.18	%(5)	1.08	%(5)(6)	1.09	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets (9)	0.26	%(5)	(0.03	)%(5)	0.12	%(5)	(0.06	)%(5)	1.04	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.01%		0.01%		0.00	%(8)
Portfolio Turnover Rate	79%		51%		31%		36%		50%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.85%		2.33%		2.64%		3.10%		3.09%
Net Investment Loss to Average Net Assets	(0.68)%		(1.39)%		(1.34)%		(2.08)%		(0.96)%

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.19% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.09% for Class L shares.

(7)  Effective January 23, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.99% for Class L shares. Prior to January 23, 2015, the maximum ratio was 1.19% for Class L share.

(8)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

Advantage Portfolio

	Class C
Selected Per Share Data and Ratios	Year Ended December 31,2016(1)		Period from April 30, 2015(2) to December 31, 2015
Net Asset Value, Beginning of Period	$17.25		$18.08
Income (Loss) from Investment Operations:
Net Investment Loss (3)	(0.12)		(0.14)
Net Realized and Unrealized Gain	0.41		0.86
Total from Investment Operations	0.29		0.72
Distributions from and/or in Excess of:
Net Investment Income	—		(0.02)
Net Realized Gain	(0.38)		(1.53)
Total Distributions	(0.38)		(1.55)
Net Asset Value, End of Period	$17.16		$17.25
Total Return (4)	1.71%		3.91	%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$6,376		$1,776
Ratio of Expenses to Average Net Assets (8)	1.94	%(5)	1.94	%(5)(7)
Ratio of Net Investment Loss to Average Net Assets (8)	(0.72	)%(5)	(1.15	)%(5)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01	%(7)
Portfolio Turnover Rate	79%		51%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	2.20%		2.83	%(7)
Net Investment Loss to Average Net Assets	(0.98)%		(2.04	)%(7)

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Not Annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

Advantage Portfolio

	Class IS
	Year Ended December 31,						Period from September 13, 2013(2) to
Selected Per Share Data and Ratios	2016(1)		2015		2014		December 31, 2013
Net Asset Value, Beginning of Period	$17.42		$16.84		$16.41		$14.59
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (3)	0.08		0.02		0.04		(0.01)
Net Realized and Unrealized Gain	0.41		2.11		1.16		2.21
Total from Investment Operations	0.49		2.13		1.20		2.20
Distributions from and/or in Excess of:
Net Investment Income	(0.05)		(0.02)		(0.01)		—
Net Realized Gain	(0.38)		(1.53)		(0.76)		(0.38)
Total Distributions	(0.43)		(1.55)		(0.77)		(0.38)
Net Asset Value, End of Period	$17.48		$17.42		$16.84		$16.41
Total Return (4)	2.79%		12.65%		7.50%		15.15	%(9)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$13,273		$12		$12		$11
Ratio of Expenses to Average Net Assets (11)	0.80	%(5)	0.82	%(5)(9)	1.00	%(5)	1.01	%(5)(6)(10)
Ratio of Net Investment Income (Loss) to Average Net Assets (11)	0.46	%5)	0.10	%(5)	0.26	%(5)	(0.25	)%(5)(10)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.00	%(8)	0.01%		0.00	%(8)(10)
Portfolio Turnover Rate	79%		51%		31%		36%
(11) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.05%		14.53%		18.84%		7.31	%(10)
Net Investment Income (Loss) to Average Net Assets	0.21%		(13.61)%		(17.58)%		(6.55	)%(10)

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.01% for Class IS shares.

(7)  Effective January 23, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.81% for Class IS shares. Prior to January 23, 2015, the maximum ratio was 1.01% for Class IS share.

(8)  Amount is less than 0.005%.

(9)  Not Annualized.

(10)  Annualized.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-nine separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio," collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Advantage Portfolio. The Portfolio seeks long-term capital appreciation.

The Portfolio offers five classes of shares — Class I, Class A, Class L, Class C and Class IS. On April 30, 2015, the Portfolio suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) Listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sale price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (4) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Fund's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (5) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2016.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$6,376	$—	$—	$6,376
Automobiles	1,322	—	—	1,322
Capital Markets	5,845	—	—	5,845
Chemicals	1,403	—	—	1,403
Construction Materials	1,196	—	—	1,196
Diversified Financial Services	4,272	—	—	4,272
Health Care Equipment & Supplies	1,332	—	—	1,332
Hotels, Restaurants & Leisure	6,872	—	—	6,872
Information Technology Services	6,564	—	—	6,564
Internet & Direct Marketing Retail	9,925	—	—	9,925
Internet Software & Services	14,902	—	—	14,902
Machinery	917	—	—	917
Media	975	—	—	975
Multi-line Retail	1,860	—	—	1,860
Oil, Gas & Consumable Fuels	936	—	—	936
Pharmaceuticals	2,472	—	—	2,472
Professional Services	4,216	—	—	4,216
Software	2,719	—	—	2,719
Specialty Retail	4,953	—	—	4,953
Textiles, Apparel & Luxury Goods	4,810	—	—	4,810
Total Common Stocks	83,867	—	—	83,867
Call Option Purchased	—	40	—	40
Short-Term Investment
Investment Company	2,300	—	—	2,300
Total Assets	$86,167	$40	$—	$86,207

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2016, securities with a total value of approximately $2,515,000 transferred from Level 2 to Level 1. Securities that were valued using other significant observable inputs at December 31, 2015 were valued using unadjusted quoted prices at

December 31, 2016. At December 31, 2015, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Options: With respect to options, the Portfolio is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price typically in exchange for a premium paid by the Portfolio. The Portfolio may purchase and/or sell put and call options. Purchasing call options tends to increase the Portfolio's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Portfolio's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Portfolio bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premium paid for purchasing options

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

which expired are treated as realized losses. If the Portfolio sells an option, it sells to another party the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price typically in exchange for a premium received by the Portfolio. When options are purchased OTC, the Portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Portfolio may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2016.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Option Purchased	Investments, at Value (Options Purchased)	Currency Risk	$40	(a)

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2016 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Options Purchased)	$(53	)(b)

(b) Amounts are included in Investments Sold in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Options Purchased)	$(68	)(c)

(c) Amounts are included in Investments in the Statement of Operations.

At December 31, 2016, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(d) (000)		Liabilities(d) (000)
Option Purchased	$40	(a)	$—

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(d) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2016.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
Royal Bank of Scotland	$40	$—	$—	$40

For the year ended December 31, 2016, the approximate average monthly amount outstanding for each derivative type is as follows:

Options Purchased:
Average monthly notional amount	8,165,000

5.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods.

Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $750 million	Next $750 million	Over $1.5 billion
0.65%	0.60%	0.55%

For the year ended December 31, 2016, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.46% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.85% for Class I shares, 1.20% for Class A shares, 0.99% for Class L shares, 1.95% for Class C shares and 0.81% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Portfolio's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2016, approximately $129,000 of advisory fees were waived and approximately $31,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares. The Distributor has agreed to waive for at least one year the 12b-1 fees on Class L shares of the Portfolio to the extent it exceeds 0.04% of the average daily net assets of such shares on an annualized basis. For the year ended December 31, 2016, this waiver amounted to approximately $32,000.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

In December 2015, the Fund's Custodian announced that it had identified inconsistencies in the way in which clients were invoiced for out-of-pocket expenses from 1998 until November 2015. The dollar amount difference between what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The Custodian reimbursed the Portfolio directly, which was recognized as a change in accounting estimate and was reflected as "Reimbursement of Custodian Fees" in the Statement of Operations. Pursuant to the expense limitations described in Note B, the Portfolio has experienced waiver of advisory fees during the current period. Accordingly, the reimbursement of out-of-pocket custodian expenses in the current period resulted in the reduction in the current period waiver of advisory fees.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2016, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $95,383,000 and $53,379,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2016.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2016, advisory fees paid were reduced by approximately $5,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2016 is as follows:

Value December 31, 2015 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2016 (000)
$3,368	$62,118	$63,186	$10	$2,300

The Portfolio is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2016, the Portfolio did not engage in any cross-trade transactions.

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2016, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2016 and 2015 was as follows:

2016 Distributions Paid From:		2015 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$166	$1,650	$18	$3,170

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and a dividend redesignation, resulted in the following reclassifications among the components of net assets at December 31, 2016:

Distributions in Excess of Net Investment Income (000)	Accumulated Net Realized Gain (000)	Paid-in- Capital (000)
$(19)	$19	$—

At December 31, 2016, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$—	$555

Qualified late year losses are capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year that, if elected, are deemed to arise on the first day of the Portfolio's next taxable year. For the year ended December 31, 2016, the Portfolio deferred to January 1, 2017 for U.S. Federal income tax purposes the following losses:

Qualified Late Year Ordinary Losses (000)	Post-October Capital Losses (000)
$12	$—

I. Credit Facility: As of April 4, 2016, the Fund and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "facility") with State Street. This facility is to be used for temporary

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or one month libor rate plus a spread. The facility also has a commitment fee of 0.25% per annum based on the unused portion of the facility. During the year ended December 31, 2016, the Portfolio did not have any borrowings under the facility.

J. Other: At December 31, 2016, the Portfolio had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 45.9%.

K. Accounting Pronouncements: In December 2016, FASB issued Accounting Standards update 2016-19 — Technical Corrections and Improvements ("ASU 2016-19"), which is effective for interim periods for all entities beginning after December 15, 2016. ASU 2016-19 includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. That amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. Although still evaluating the potential impacts of ASU 2016-19 to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

In October 2016, the Securities and Exchange Commission ("SEC") issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the Portfolio's net assets or results of operations. Although still evaluating the potential impacts of the Investment Company Reporting Modernization to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Advantage Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Advantage Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Advantage Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 28, 2017

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2016. For corporate shareholders, 100.0% of the dividends qualified for the dividends received deduction.

The Portfolio designated and paid approximately $1,650,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2016. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of approximately $166,000 as taxable at this lower rate.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to nonaffiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Overseen by Independent Director**	Portfolios in Fund Complex Other Directorships Held by Independent Director***
Frank L. Bowman (72) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				90

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (63) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	91	Director of various non-profit organizations.
Nancy C. Everett (61) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	91

Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Overseen by Independent Director**	Portfolios in Fund Complex Other Directorships Held by Independent Director***
Jakki L. Haussler (59) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	91

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (67) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	91	Director of NVR, Inc. (home construction).
Joseph J. Kearns (74) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	93	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Overseen by Independent Director**	Portfolios in Fund Complex Other Directorships Held by Independent Director***
Michael F. Klein (58) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				90	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (56) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Management Director, JPMorgan Asset Management (2013-2016); President, JPMorgan Funds (2010-2013), Chief Administrative Officer, JPMorgan Funds (2004-2010), Treasurer, JPMorgan Funds (2003-2004, 2008-2010), and Vice President and Board Liaison, JPMorgan Funds (2001-2004); Managing Director, J.P. Morgan Investment Management Inc. (2001-2013); Vice President of Finance, Pierpont Group (1996-2001); Vice President, Bank of New York (1995-1996); Senior Audit Manager, Price Waterhouse, LLP (1982-1995).	91	None.
Michael E. Nugent (80) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	92	None.
W. Allen Reed (69) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	91	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (84) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	92	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2016) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (53) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (51) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (49) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, 100 F Street, NE, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Portfolio of Morgan Stanley Institutional Fund, Inc., which describes in detail the Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

36

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2017 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIADVANN
1697069 EXP. 02.28.18

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Asia Opportunity Portfolio

Annual Report

December 31, 2016

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	7
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	25
Federal Tax Notice	26
Privacy Notice	27
Director and Officer Information	30

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Portfolio of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Portfolio, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Asia Opportunity Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2017

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Expense Example (unaudited)

Asia Opportunity Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemption fees; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/16	Actual Ending Account Value 12/31/16	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Asia Opportunity Portfolio Class I	$1,000.00	$971.10	$1,019.71	$5.35	$5.48	1.08%
Asia Opportunity Portfolio Class A	1,000.00	968.80	1,017.90	7.13	7.30	1.44
Asia Opportunity Portfolio Class C	1,000.00	965.00	1,014.13	10.82	11.09	2.19
Asia Opportunity Portfolio Class IS	1,000.00	971.60	1,019.86	5.20	5.33	1.05

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Investment Overview (unaudited)

Asia Opportunity Portfolio

The Portfolio seeks long-term capital appreciation.

Performance

For the year ended December 31, 2016 the Portfolio's Class I shares had a total return based on net asset value and reinvestment of distributions per share of –1.34%, net of fees. The Portfolio's Class I shares underperformed the Portfolio's benchmark, MSCI All Country Asia ex Japan Index (the "Index"), which returned 5.44%.

Factors Affecting Performance

•  Asian equity markets advanced 5.44% for the 12-month period, as measured by the Index. 2016 began on a sour note, with a dramatic sell-off in China's equity markets triggered by concerns about weakening manufacturing data in China, a declining yuan and weakening sentiment about economic growth in China and the United States. China's government stimulus helped improve economic data in the remainder of the year, but China's stock market didn't fully recover its losses by year-end. The Philippines also ended the year in negative territory, as political uncertainty surrounding its new president, Rodrigo Duterte, weighed on share prices. The stronger-performing markets for the period included Thailand, which benefited from the approval of its constitution in a national referendum and relatively resilient economic growth, and Taiwan, which saw strong results in the technology sector.

•  The Portfolio underperformed the Index for the period due to unfavorable stock selection and sector allocation.

•  Detractors from relative performance were stock selection in the information technology and health care sectors, as well as overweight allocations to the health care, consumer staples and consumer discretionary sectors.

•  The Portfolio benefited from stock selection in the consumer discretionary sector and from underweight positions in the industrials, real estate, financials and telecommunication services sectors.

Management Strategies

•  We remain focused on assessing company prospects over a longer-term period of three to five years, and owning a portfolio of high-quality companies with diverse business drivers not tied to a particular market environment.

•  At the close of the period, information technology represented the largest sector weight in the Portfolio, followed by consumer discretionary and consumer staples. The team's bottom-up investment process resulted in sector overweight positions in consumer staples, consumer discretionary and health care, and underweight positions in financials, industrials, real estate, telecommunication services, materials, energy, utilities and information technology.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Investment Overview (unaudited) (cont'd)

Asia Opportunity Portfolio

*  Minimum Investment for Class I shares

**  Commenced Operations on December 29, 2015.

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, C and IS shares will vary from the performance of Class I shares and will be impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the MSCI All Country Asia ex Japan Index(1) and the Lipper Pacific Region ex Japan Funds Index(2)

	Period Ended December 31, 2016 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio — Class I Shares w/o sales charges(4)	–1.34%	—	—	–1.04%
Portfolio — Class A Shares w/o sales charges(4)	–1.67	—	—	–1.37
Portfolio — Class A Shares with maximum 5.25% sales charges(4)	–6.87	—	—	–6.48
Portfolio — Class C Shares w/o sales charges(4)	–2.44	—	—	–2.14
Portfolio — Class C Shares with maximum 1.00% deferred sales charges(4)	–3.41	—	—	–2.14
Portfolio — Class IS Shares w/o sales charges(4)	–1.29	—	—	–0.99
MSCI All Country Asia ex Japan Index	5.44	—	—	5.22
Lipper Pacific Region ex Japan Funds Index	0.27	—	—	–0.39

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI All Country Asia ex Japan Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of Asia, excluding Japan. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Pacific Region ex Japan Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Pacific Region ex Japan Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Pacific Region ex Japan Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on December 29, 2015.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of the Portfolio, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Portfolio of Investments

Asia Opportunity Portfolio

	Shares	Value (000)
Common Stocks (82.4%)
China (51.4%)
Alibaba Group Holding Ltd. ADR (a)	2,663	$234
Baidu, Inc. ADR (a)	560	92
China Resources Beer Holdings Company Ltd. (a)(b)(c)	140,300	278
China Resources Phoenix Healthcare Holdings Co. Ltd. (c)	98,500	126
Ctrip.com International Ltd. ADR (a)(b)	3,397	136
Foshan Haitian Flavouring & Food Co., Ltd., Class A	62,100	262
Inner Mongolia Yili Industrial Group Co., Ltd., Class A	24,900	63
JD.com, Inc. ADR (a)	5,885	150
Jiangsu Hengrui Medicine Co., Ltd., Class A	42,560	279
Kweichow Moutai Co., Ltd., Class A	3,800	183
NetEase, Inc. ADR	419	90
Shenzhou International Group Holdings Ltd. (c)	25,000	158
TAL Education Group ADR (a)	6,927	486
Tencent Holdings Ltd. (c)	21,500	526
		3,063
Hong Kong (4.6%)
AIA Group Ltd.	48,600	274
India (4.4%)
HDFC Bank Ltd. ADR	4,362	265
Korea, Republic of (13.4%)
Amorepacific Corp.	764	203
Loen Entertainment, Inc. (a)	1,812	114
Medy-Tox, Inc.	726	214
NAVER Corp.	233	150
Osstem Implant Co., Ltd. (a)	2,287	115
		796
Taiwan (2.5%)
Taiwan Semiconductor Manufacturing Co., Ltd.	27,000	152
United States (6.1%)
Cognizant Technology Solutions Corp., Class A (a)	6,445	361
Total Common Stocks (Cost $4,915)		4,911
Participation Notes (8.9%)
China (8.9%)
Jiangsu Yanghe Brewery, Class A, Equity Linked Notes, expires 1/23/17 (a)	27,441	279
Suofeiya Home Collection Co., Ltd., Equity Linked Notes, expires 4/25/17 (a)	32,500	253
Total Participation Notes (Cost $513)		532
	Notional Amount (000)
Call Option Purchased (0.0%)
Foreign Currency Option (0.0%)
USD/CNY February 2017 @ CNY 8.70, Royal Bank of Scotland (Cost $1)	102	—	@
	Shares	Value (000)
Short-Term Investment (6.4%)
Investment Company (6.4%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $381)	380,880	$381
Total Investments (97.7%) (Cost $5,810) Including $368 of Securities Loaned (d)		5,824
Other Assets in Excess of Liabilities (2.3%)		136
Net Assets (100.0%)		$5,960

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Portfolio's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2016.

(c)  Security trades on the Hong Kong exchange.

(d)  At December 31, 2016, the aggregate cost for federal income tax purposes is approximately $5,811,000. The aggregate gross unrealized appreciation is approximately $398,000 and the aggregate gross unrealized depreciation is approximately $385,000, resulting in net unrealized appreciation of approximately $13,000.

@  Value is less than $500.

ADR  American Depositary Receipt.

CNY  Chinese Yuan Renminbi

USD  United States Dollar

Portfolio Composition

Classification	Percentage of Total Investments
Other*	41.9%
Internet Software & Services	18.8
Beverages	12.7
Diversified Consumer Services	8.3
Short-Term Investment	6.5
Information Technology Services	6.2
Food Products	5.6
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Asia Opportunity Portfolio

Statement of Assets and Liabilities	December 31, 2016 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $5,429)	$5,443
Investment in Security of Affiliated Issuer, at Value (Cost $381)	381
Total Investments in Securities, at Value (Cost $5,810)	5,824
Receivable for Portfolio Shares Sold	125
Due from Adviser	27
Dividends Receivable	1
Receivable from Affiliate	—	@
Other Assets	36
Total Assets	6,013
Liabilities:
Payable for Professional Fees	40
Payable for Custodian Fees	3
Payable for Transfer Agency Fees — Class I	—	@
Payable for Transfer Agency Fees — Class A	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Payable for Administration Fees	—	@
Other Liabilities	10
Total Liabilities	53
Net Assets	$5,960
Net Assets Consist Of:
Paid-in-Capital	$6,063
Distributions in Excess of Net Investment Income	(64)
Accumulated Net Realized Loss	(53)
Unrealized Appreciation (Depreciation) on:
Investments	14
Foreign Currency Translations	—	@
Net Assets	$5,960

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Asia Opportunity Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2016 (000)
CLASS I:
Net Assets	$5,405
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	558,338
Net Asset Value, Offering and Redemption Price Per Share	$9.68
CLASS A:
Net Assets	$535
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	55,305
Net Asset Value, Redemption Price Per Share	$9.67
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.54
Maximum Offering Price Per Share	$10.21
CLASS C:
Net Assets	$10
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,000
Net Asset Value, Offering and Redemption Price Per Share	$9.68
CLASS IS:
Net Assets	$10
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,000
Net Asset Value, Offering and Redemption Price Per Share	$9.68
(1) Including: Securities on Loan, at Value:	$368

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Asia Opportunity Portfolio

Statement of Operations	Year Ended December 31, 2016 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $4 of Foreign Taxes Withheld)	$43
Dividends from Securities of Affiliated Issuer (Note G)	1
Income from Securities Loaned — Net	— @
Total Investment Income	44
Expenses:
Offering Costs	116
Professional Fees	92
Advisory Fees (Note B)	47
Registration Fees	12
Transfer Agency Fees — Class I (Note E)	2
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	2
Custodian Fees (Note F)	8
Shareholder Reporting Fees	8
Administration Fees (Note C)	5
Pricing Fees	3
Directors' Fees and Expenses	2
Shareholder Services Fees — Class A (Note D)	1
Distribution and Shareholder Services Fees — Class C (Note D)	— @
Sub Transfer Agency Fees — Class A	— @
Other Expenses	15
Total Expenses	317
Expenses Reimbursed by Adviser (Note B)	(199)
Waiver of Advisory Fees (Note B)	(47)
Reimbursement of Class Specific Expenses — Class A (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(1)
Net Expenses	64
Net Investment Loss	(20)
Realized Gain (Loss):
Investments Sold	(57)
Foreign Currency Transactions	— @
Net Realized Loss	(57)
Change in Unrealized Appreciation (Depreciation):
Investments	7
Foreign Currency Translations	(2)
Net Change in Unrealized Appreciation (Depreciation)	5
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(52)
Net Decrease in Net Assets Resulting from Operations	$(72)

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Asia Opportunity Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2016 (000)	Period from December 29, 2015^ to December 31, 2015 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(20)	$	(—	@)
Net Realized Gain (Loss)	(57)		8
Net Change in Unrealized Appreciation (Depreciation)	5		9
Net Increase (Decrease) in Net Assets Resulting from Operations	(72)		17
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(46)		—
Paid-in-Capital	(75)		—
Class A:
Net Investment Income	(2)		—
Paid-in-Capital	(5)		—
Class C:
Net Investment Income	—		—
Paid-in-Capital	(— @)		—
Class IS:
Net Investment Income	(— @)		—
Paid-in-Capital	(— @)		—
Total Distributions	(128)		—
Capital Share Transactions:(1)
Class I:
Subscribed	—		5,570
Distributions Reinvested	13		—
Class A:
Subscribed	550		10
Distributions Reinvested	7		—
Redeemed	(27)		—
Class C:
Subscribed	—		10
Class IS:
Subscribed	—		10
Net Increase in Net Assets Resulting from Capital Share Transactions	543		5,600
Total Increase in Net Assets	343		5,617
Net Assets:
Beginning of Period	5,617		—
End of Period (Including Distributions in Excess of Net Investment Income and Accumulated Undistributed Net Investment Income of $(64) and $8, respectively)	$5,960		$5,617
(1) Capital Share Transactions:
Class I:
Shares Subscribed	—		557
Shares Issued on Distributions Reinvested	1		—
Net Increase in Class I Shares Outstanding	1		557
Class A:
Shares Subscribed	56		1
Shares Issued on Distributions Reinvested	1		—
Shares Redeemed	(3)		—
Net Increase in Class A Shares Outstanding	54		1
Class C:
Shares Subscribed	—		1
Class IS:
Shares Subscribed	—		1

^  Commencement of Operations.

@  Amount is less than $500.
The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

Asia Opportunity Portfolio

	Class I
Selected Per Share Data and Ratios	Year Ended December 31, 2016		Period from December 29, 2015(1) to December 31, 2015
Net Asset Value, Beginning of Period	$10.03		$10.00
Income (Loss) from Investment Operations:
Net Investment Loss (2)	(0.03)		(0.00	)(3)
Net Realized and Unrealized Gain (Loss)	(0.10)		0.03
Total from Investment Operations	(0.13)		0.03
Distributions from and/or in Excess of:
Net Investment Income	(0.08)		—
Paid-in-Capital	(0.14)		—
Total Distributions	(0.22)		—
Net Asset Value, End of Period	$9.68		$10.03
Total Return (4)	(1.34)%		0.30	%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$5,405		$5,587
Ratio of Expenses to Average Net Assets (8)	1.08	%(5)	1.03	%(5)(7)
Ratio of Net Investment Loss to Average Net Assets (8)	(0.31	)%(5)	(0.71	)%(5)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.04	%(7)
Portfolio Turnover Rate	44%		0	%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	5.28%		125.50	%(7)
Net Investment Loss to Average Net Assets	(4.51)%		(125.18	)%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Not Annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

Asia Opportunity Portfolio

	Class A
Selected Per Share Data and Ratios	Year Ended December 31, 2016		Period from December 29, 2015(1) to December 31, 2015
Net Asset Value, Beginning of Period	$10.03		$10.00
Income (Loss) from Investment Operations:
Net Investment Loss (2)	(0.08)		(0.00	)(3)
Net Realized and Unrealized Gain (Loss)	(0.09)		0.03
Total from Investment Operations	(0.17)		0.03
Distributions from and/or in Excess of:
Net Investment Income	(0.05)		—
Paid-in-Capital	(0.14)		—
Total Distributions	(0.19)		—
Net Asset Value, End of Period	$9.67		$10.03
Total Return (4)	(1.67)%		0.30	%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$535		$10
Ratio of Expenses to Average Net Assets (8)	1.44	%(5)	1.40	%(5)(7)
Ratio of Net Investment Loss to Average Net Assets (8)	(0.78	)%(5)	(1.09	)%(5)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.05	%(7)
Portfolio Turnover Rate	44%		0	%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	6.36%		139.50	%(7)
Net Investment Loss to Average Net Assets	(5.70)%		(139.19	)%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Not Annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

Asia Opportunity Portfolio

	Class C
Selected Per Share Data and Ratios	Year Ended December 31, 2016		Period from December 29, 2015(1) to December 31, 2015
Net Asset Value, Beginning of Period	$10.03		$10.00
Income (Loss) from Investment Operations:
Net Investment Loss (2)	(0.14)		(0.00	)(3)
Net Realized and Unrealized Gain	(0.10)		0.03
Total from Investment Operations	(0.24)		0.03
Distributions from and/or in Excess of:
Net Investment Income	—		—
Paid-in-Capital	(0.11)		—
Total Distributions	(0.11)		—
Net Asset Value, End of Period	$9.68		$10.03
Total Return (4)	(2.44)%		0.30	%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$10		$10
Ratio of Expenses to Average Net Assets (8)	2.19	%(5)	2.17	%(5)(7)
Ratio of Net Investment Loss to Average Net Assets (8)	(1.42	)%(5)	(1.84	)%(5)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.03	%(7)
Portfolio Turnover Rate	44%		0	%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	27.34%		140.25	%(7)
Net Investment Loss to Average Net Assets	(26.57)%		(139.92	)%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Not Annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

Asia Opportunity Portfolio

	Class IS
Selected Per Share Data and Ratios	Year Ended December 31, 2016		Period from December 29, 2015(1) to December 31, 2015
Net Asset Value, Beginning of Period	$10.03		$10.00
Income (Loss) from Investment Operations:
Net Investment Loss (2)	(0.03)		(0.00	)(3)
Net Realized and Unrealized Gain (Loss)	(0.10)		0.03
Total from Investment Operations	(0.13)		0.03
Distributions from and/or in Excess of:
Net Investment Income	(0.08)		—
Paid-in-Capital	(0.14)		—
Total Distributions	(0.22)		—
Net Asset Value, End of Period	$9.68		$10.03
Total Return (4)	(1.29)%		0.30	%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$10		$10
Ratio of Expenses to Average Net Assets (8)	1.04	%(5)	1.02	%(5)(7)
Ratio of Net Investment Loss to Average Net Assets (8)	(0.26	)%(5)	(0.69	)%(5)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.03	%(7)
Portfolio Turnover Rate	44%		0	%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	25.20%		139.25	%(7)
Net Investment Loss to Average Net Assets	(24.42)%		(138.92	)%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Not Annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-nine separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Asia Opportunity Portfolio. The Portfolio seeks long-term capital appreciation.

The Portfolio offers four classes of shares — Class I, Class A, Class C and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Fund's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) Listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sale price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (5) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward

15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2016.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)		Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Banks	$265	$—		$—	$265
Beverages	461	—		—	461
Biotechnology	214	—		—	214
Diversified Consumer Services	486	—		—	486
Food Products	325	—		—	325
Health Care Equipment & Supplies	115	—		—	115
Health Care Providers & Services	126	—		—	126
Information Technology Services	361	—		—	361
Insurance	274	—		—	274
Internet & Direct Marketing Retail	286	—		—	286
Internet Software & Services	1,092	—		—	1,092
Media	114	—		—	114
Personal Products	203	—		—	203
Pharmaceuticals	279	—		—	279
Semiconductors & Semiconductor Equipment	152	—		—	152
Textiles, Apparel & Luxury Goods	158	—		—	158
Total Common Stocks	4,911	—		—	4,911
Participation Notes	—	532		—	532
Call Option Purchased	—	—	@	—	—	@
Short-Term Investment
Investment Company	381	—		—	381
Total Assets	$5,292	$532		$—	$5,824

@  Value is less than $500.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2016, securities with a total value of approximately $2,698,000 transferred from Level 2 to Level 1. Securities that were valued using other significant observable inputs at December 31, 2015 were valued using unadjusted quoted prices at December 31, 2016. At December 31, 2015, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Options: With respect to options, the Portfolio is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price typically in exchange for a premium paid by the Portfolio. The Portfolio may purchase and/or sell put and call options. Purchasing call options tends to increase the Portfolio's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Portfolio's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Portfolio bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If the Portfolio sells an

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

option, it sells to another party the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price typically in exchange for a premium received by the Portfolio. When options are purchased OTC, the Portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Portfolio may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2016.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Option Purchased	Investments, at Value (Option Purchased)	Currency Risk	$—	@(a)

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

@ Value is less than $500.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2016 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Options Purchased)	$(4)(b)

(b) Amounts are included in Investments Sold in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Options Purchased)	$(1)(c)

(c) Amounts are included in Investments in the Statement of Operations.

At December 31, 2016, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(d) (000)		Liabilities(d) (000)
Option Purchased	$—	@(a)	$—

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(d) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

@ Value is less than $500.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2016.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
Royal Bank of Scotland	$—	@	$—	$—	$—	@

@ Value is less than $500.

For the year ended December 31, 2016, the approximate average monthly amount outstanding for each derivative type is as follows:

Options Purchased:
Average monthly notional amount	513,000

5.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2016.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$368	(e)	$—	$(368	)(f)(g)	$0

(e) Represents market value of loaned securities at period end.

(f) The Portfolio received non-cash collateral of approximately $379,000 in the form of U.S. Government obligations, which the Portfolio cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(g) The actual collateral received is greater than the amount shown here due to overcollateralization.

6.  Structured Investments: The Portfolio invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Portfolio will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Portfolio is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio's illiquidity to the extent that the Portfolio, at a particular time, may be unable to find qualified buyers for these securities.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

7.  Redemption Fees: The Portfolio will assess a 2% redemption fee on Class I shares, Class A shares, Class C shares and Class IS shares, which is paid directly to the Portfolio, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

8.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

10.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement,

paid quarterly, at the annual rate based on the daily net assets as follows:

First $750 million	Next $750 million	Over $1.5 billion
0.80%	0.75%	0.70%

For the year ended December 31, 2016, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.00% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.10% for Class I shares, 1.45% for Class A shares, 2.20% for Class C shares and 1.05% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Portfolio's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2016, approximately $47,000 of advisory fees were waived and approximately $205,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2016, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $2,366,000 and $2,364,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2016.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2016, advisory fees paid were reduced by approximately $1,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2016 is as follows:

Value December 31, 2015 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2016 (000)
$4,820	$2,199	$6,638	$1	$381

The Portfolio is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2016, the Portfolio did not engage in any cross-trade transactions.

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the two-year period ended December 31, 2016, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2016 and 2015 was as follows:

2016 Distributions Paid From:			2015 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Paid-in- Capital (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$48	$—	$80	$—	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments for the timing in the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, resulted in the following reclassifications among the components of net assets at December 31, 2016:

Distributions in Excess of Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$(4)	$4	$	(—	@)

@ Amount is less than $500.

At December 31, 2016, the Portfolio had no distributable earnings on a tax basis.

At December 31, 2016, the Portfolio had available unused short-term capital losses of approximately $52,000 that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

Qualified late year losses are capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year that, if elected, are deemed to arise on the first day of the Portfolio's next taxable year. For the year ended December 31, 2016, the Portfolio deferred to January 1, 2017 for U.S. federal income tax purposes the following losses:

Qualified Late Year Ordinary Losses (000)	Post-October Capital Losses (000)
$4	$—

I. Credit Facility: As of April 4, 2016, the Fund and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "facility") with State Street. This facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or one month libor rate plus a spread. The facility also has a commitment fee of 0.25% per annum based on the unused portion of the facility. During the year ended December 31, 2016, the Portfolio did not have any borrowings under the facility.

J. Other: At December 31, 2016, the Portfolio did not have record owners of 10% or greater.

K. Accounting Pronouncements: In December 2016, FASB issued Accounting Standards update 2016-19 — Technical Corrections and Improvements ("ASU 2016-19"), which is effective for interim periods for all entities beginning after December 15, 2016. ASU 2016-19 includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. That amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. Although still evaluating the potential impacts of ASU 2016-19 to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

In October 2016, the Securities and Exchange Commission ("SEC") issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the Portfolio's net assets or results of operations. Although still evaluating the potential impacts of the Investment Company Reporting Modernization to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Asia Opportunity Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Asia Opportunity Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2016, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Asia Opportunity Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2016, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 28, 2017

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2016. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of approximately $27,000 as taxable at this lower rate.

The Portfolio intends to pass through foreign tax credits of approximately $3,000 and has derived net income from sources within foreign countries amounting to approximately $46,000.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to nonaffiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Overseen by Independent Director**	Portfolios in Fund Complex Other Directorships Held by Independent Director***
Frank L. Bowman (72) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				90

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (63) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	91	Director of various non-profit organizations.
Nancy C. Everett (61) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	91

Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Overseen by Independent Director**	Portfolios in Fund Complex Other Directorships Held by Independent Director***
Jakki L. Haussler (59) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	91

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (67) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	91	Director of NVR, Inc. (home construction).
Joseph J. Kearns (74) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	93	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (58) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				90	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (56) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Management Director, JPMorgan Asset Management (2013-2016); President, JPMorgan Funds (2010-2013), Chief Administrative Officer, JPMorgan Funds (2004-2010), Treasurer, JPMorgan Funds (2003-2004, 2008-2010), and Vice President and Board Liaison, JPMorgan Funds (2001-2004); Managing Director, J.P. Morgan Investment Management Inc. (2001-2013); Vice President of Finance, Pierpont Group (1996-2001); Vice President, Bank of New York (1995-1996); Senior Audit Manager, Price Waterhouse, LLP (1982-1995).	91	None.
Michael E. Nugent (80) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	92	None.
W. Allen Reed (69) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	91	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (84) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	92	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2016) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (53) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (51) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (49) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, 100 F Street, NE, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Portfolio of Morgan Stanley Institutional Fund, Inc., which describes in detail the Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

34

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2017 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIASOPPANN
1698589 EXP. 02.28.18

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Emerging Markets Breakout Nations Portfolio

Annual Report

December 31, 2016

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	5
Statement of Assets and Liabilities	7
Statement of Operations	9
Statement of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	23
Privacy Notice	24
Director and Officer Information	27

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Portfolio of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Portfolio, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Emerging Markets Breakout Nations Portfolio (the "Portfolio") performed during the period beginning December 15, 2016 (when the Portfolio launched) and ended December 31, 2016.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2017

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Expense Example (unaudited)

Emerging Markets Breakout Nations Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemption fees; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 12/15/16 - 12/31/16.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 12/15/16	Actual Ending Account Value 12/31/16	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Emerging Markets Breakout Nations Portfolio Class I^	$1,000.00	$1,015.00	$1,001.71	$0.48	$0.48	1.09%
Emerging Markets Breakout Nations Portfolio Class A^	1,000.00	1,014.00	1,001.53	0.66	0.66	1.51
Emerging Markets Breakout Nations Portfolio Class C^	1,000.00	1,014.00	1,001.20	0.99	0.99	2.26
Emerging Markets Breakout Nations Portfolio Class IS^	1,000.00	1,015.00	1,001.73	0.46	0.46	1.05

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 16/366 (to reflect the actual days in the period).

**  Annualized.

^  The Portfolio commenced operations on December 15, 2016.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Investment Overview (unaudited)

Emerging Markets Breakout Nations Portfolio

The Portfolio seeks long-term capital appreciation.

Performance

For the period from inception on December 15, 2016 through December 31, 2016, the Portfolio's Class I shares had a total return of 1.50%, net of fees. The Portfolio's benchmark, the MSCI Emerging Markets Net Index (the "Index"), returned 0.68% for the same period.

Factors Affecting Performance

•  The Portfolio launched a few days prior to the close of the reporting period. Such a short time frame would not provide a meaningful performance analysis as short-term returns may not be indicative of the Portfolio's long-term performance potential.

Management Strategies

•  In emerging markets, we believe country and currency factors overwhelmingly drive stock market returns. The Portfolio takes a top-down, benchmark-agnostic approach to investing and seeks positions in countries where we believe future growth is sustainably high or accelerating. We implement these country views using bottom-up stock selection based on local country themes.

Performance Compared to the MSCI Emerging Markets Net Index(1) and the Lipper Emerging Markets Funds Index(2)

	Period Ended December 31, 2016 Total Returns(3)
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio — Class I Shares w/o sales charges(4)	—	—	—	1.50%
Portfolio — Class A Shares w/o sales charges(4)	—	—	—	1.40
Portfolio — Class A Shares with maximum 5.25% sales charges(4)	—	—	—	–3.89
Portfolio — Class C Shares w/o sales charges(4)	—	—	—	1.40
Portfolio — Class C Shares with maximum 1.00% deferred sales charges(4)	—	—	—	0.40
Portfolio — Class IS Shares w/o sales charges(4)	—	—	—	1.50
MSCI Emerging Markets Net Index	—	—	—	0.68
Lipper Emerging Markets Funds Index	—	—	—	0.33

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Returns for periods less than one year are not annualized. Performance of share classes will vary due to difference in expenses.

(1)  The MSCI Emerging Markets Net Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI Emerging Markets Net Index currently consists of 23 emerging market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Emerging Markets Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Emerging Markets Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Emerging Markets Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on December 15, 2016.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of the Portfolio, not the inception of the Index.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Portfolio of Investments

Emerging Markets Breakout Nations Portfolio

	Shares	Value (000)
Common Stocks (72.7%)
Argentina (3.5%)
Banco Macro SA ADR	826	$53
BBVA Banco Frances SA ADR	2,377	42
Grupo Financiero Galicia SA ADR	1,100	30
Pampa Energia SA ADR (a)	667	23
YPF SA ADR	1,823	30
		178
Brazil (4.7%)
Adecoagro SA (a)	2,282	23
Banco Bradesco SA (Preference)	4,254	38
BRF SA	2,075	31
Itau Unibanco Holding SA (Preference)	4,029	42
Lojas Renner SA	2,556	18
MercadoLibre, Inc.	172	27
Petroleo Brasileiro SA (a)	3,288	17
Petroleo Brasileiro SA (Preference) (a)	4,203	19
Raia Drogasil SA	1,314	25
		240
Colombia (3.5%)
Cemex Latam Holdings SA (a)	15,198	57
Grupo de Inversiones Suramericana SA	9,562	122
		179
Czech Republic (3.2%)
CEZ AS	9,580	161
Egypt (3.0%)
Commercial International Bank Egypt SAE GDR	25,935	95
Egyptian Financial Group-Hermes Holding Co. GDR (a)	25,063	56
		151
Indonesia (9.2%)
Astra International Tbk PT	91,500	56
Bank Mandiri Persero Tbk PT	97,100	83
Bank Negara Indonesia Persero Tbk PT	114,200	47
Bumi Serpong Damai Tbk PT	336,400	44
Link Net Tbk PT	101,000	39
Matahari Department Store Tbk PT	21,600	24
Semen Indonesia Persero Tbk PT	84,400	58
Telekomunikasi Indonesia Persero Tbk PT	269,800	80
XL Axiata Tbk PT (a)	212,500	36
		467
Kenya (5.0%)
East African Breweries Ltd.	35,000	85
Safaricom Ltd.	910,700	170
		255
Mexico (6.5%)
Alfa SAB de CV	17,294	21
Alsea SAB de CV	7,527	22
Cemex SAB de CV ADR (a)	9,257	74
Fomento Economico Mexicano SAB de CV ADR	1,112	85
Grupo Financiero Banorte SAB de CV Series O	15,220	75
	Shares	Value (000)
Grupo Financiero Santander Mexico SAB de CV ADR	3,117	$23
Mexichem SAB de CV	13,352	30
		330
Pakistan (7.1%)
Habib Bank Ltd.	32,300	84
Honda Atlas Cars Pakistan Ltd.	1,900	12
K-Electric Ltd. (a)	411,000	37
Lucky Cement Ltd.	11,200	93
Maple Leaf Cement Factory Ltd.	47,751	58
Oil & Gas Development Co., Ltd.	30,600	49
Pak Elektron Ltd.	43,100	29
		362
Peru (1.4%)
Cia de Minas Buenaventura SA ADR	6,449	73
Philippines (11.0%)
Ayala Corp.	4,830	71
BDO Unibank, Inc.	26,640	60
DMCI Holdings, Inc.	249,300	66
International Container Terminal Services, Inc.	37,100	54
Metro Pacific Investments Corp.	595,500	80
Metropolitan Bank & Trust Co.	72,660	106
SM Investments Corp.	8,970	118
		555
Poland (6.4%)
Bank Pekao SA	1,175	35
Bank Zachodni WBK SA	737	56
CCC SA	1,150	56
Eurocash SA	2,960	28
Jeronimo Martins SGPS SA	3,647	57
LPP SA	24	32
Powszechna Kasa Oszczednosci Bank Polski SA (a)	8,834	59
		323
Romania (4.3%)
Banca Transilvania SA	231,661	128
BRD-Groupe Societe Generale SA	32,673	90
		218
South Africa (0.7%)
New Europe Property Investments PLC	2,869	33
Thailand (3.2%)
Bangkok Dusit Medical Services PCL (Foreign)	70,100	45
Central Pattana PCL (Foreign)	15,700	25
Kasikornbank PCL NVDR	8,700	43
Minor International PCL (Foreign)	22,900	23
Sino-Thai Engineering & Construction PCL (Foreign)	35,300	27
		163
Total Common Stocks (Cost $3,617)		3,688
Participation Notes (3.4%)
Vietnam (3.4%)
Bank for Foreign Trade of Vietnam JSC, Equity Linked Notes, expires 12/17/18 (a)	47,980	75

The accompanying notes are an integral part of the financial statements.
5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Portfolio of Investments (cont'd)

Emerging Markets Breakout Nations Portfolio

	Shares	Value (000)
Participation Notes (cont'd)
Masan Group Corp., Equity Linked Notes, expires 12/10/18 (a)	10,830	$31
Vietnam Dairy Products JSC, Equity Linked Notes, expires 5/20/17 (a)	12,210	67
Total Participation Notes (Cost $173)		173
Investment Companies (8.4%)
United States (8.4%)
iShares MSCI All Peru Capped ETF	6,918	227
iShares MSCI Frontier 100 ETF	8,019	199
Total Investment Companies (Cost $421)		426
Short-Term Investment (14.8%)
Investment Company (14.8%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $749)	749,060	749
Total Investments (99.3%) (Cost $4,960) (b)		5,036
Other Assets in Excess of Liabilities (0.7%)		37
Net Assets (100.0%)		$5,073

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Portfolio's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  At December 31, 2016, the aggregate cost for federal income tax purposes is approximately $4,960,000. The aggregate gross unrealized appreciation is approximately $94,000 and the aggregate gross unrealized depreciation is approximately $18,000, resulting in net unrealized appreciation of approximately $76,000.

ADR  American Depositary Receipt.

ETF  Exchange Traded Fund.

GDR  Global Depositary Receipt.

NVDR  Non-Voting Depositary Receipt.

Futures Contract:

The Portfolio had the following futures contract open at December 31, 2016:

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (000)
Long:
SGX NIFTY 50 (United States)	31	$507	Jan-17	$8

Portfolio Composition

Classification	Percentage of Total Investments
Other*	35.3%
Banks	25.1
Short-Term Investment	14.9
Wireless Telecommunication Services	12.5
Construction Materials	6.8
Diversified Financial Services	5.4
Total Investments	100.0	%**

*  Industries and/or investment types representing less than 5% of total investments.

**  Does not include open long futures contract with an underlying face amount of approximately $507,000 with unrealized appreciation of approximately $8,000.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Emerging Markets Breakout Nations Portfolio

Statement of Assets and Liabilities	December 31, 2016 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $4,211)	$4,287
Investment in Security of Affiliated Issuer, at Value (Cost $749)	749
Total Investments in Securities, at Value (Cost $4,960)	5,036
Prepaid Offering Costs	143
Due from Adviser	46
Receivable for Variation Margin on Futures Contracts	35
Dividends Receivable	3
Receivable from Affiliate	—	@
Other Assets	1
Total Assets	5,264
Liabilities:
Payable for Offering Costs	149
Payable for Professional Fees	37
Payable for Custodian Fees	1
Payable for Transfer Agency Fees — Class I	—	@
Payable for Transfer Agency Fees — Class A	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class IS	—	@
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Payable for Administration Fees	—	@
Other Liabilities	4
Total Liabilities	191
Net Assets	$5,073
Net Assets Consist Of:
Paid-in-Capital	$5,000
Accumulated Undistributed Net Investment Income	2
Accumulated Net Realized Loss	(13)
Unrealized Appreciation (Depreciation) on:
Investments	76
Futures Contracts	8
Foreign Currency Translations	—	@
Net Assets	$5,073

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Emerging Markets Breakout Nations Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2016 (000)
CLASS I:
Net Assets	$5,043
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	497,000
Net Asset Value, Offering and Redemption Price Per Share	$10.15
CLASS A:
Net Assets	$10
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,000
Net Asset Value, Redemption Price Per Share	$10.14
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.56
Maximum Offering Price Per Share	$10.70
CLASS C:
Net Assets	$10
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,000
Net Asset Value, Offering and Redemption Price Per Share	$10.14
CLASS IS:
Net Assets	$10
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,000
Net Asset Value, Offering and Redemption Price Per Share	$10.15

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Emerging Markets Breakout Nations Portfolio

Statement of Operations	Period from December 15, 2016^ to December 31, 2016 (OOO)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $—@ of Foreign Taxes Withheld)	$4
Dividends from Security of Affiliated Issuer (Note G)	—	@
Total Investment Income	4
Expenses:
Professional Fees	37
Offering Costs	7
Shareholder Reporting Fees	3
Advisory Fees (Note B)	2
Custodian Fees (Note F)	1
Transfer Agency Fees — Class I (Note E)	—	@
Transfer Agency Fees — Class A (Note E)	—	@
Transfer Agency Fees — Class C (Note E)	—	@
Transfer Agency Fees — Class IS (Note E)	—	@
Shareholder Services Fees — Class A (Note D)	—	@
Distribution and Shareholder Services Fees — Class C (Note D)	—	@
Administration Fees (Note C)	—	@
Pricing Fees	—	@
Other Expenses	1
Total Expenses	51
Expenses Reimbursed by Adviser (Note B)	(46)
Waiver of Advisory Fees (Note B)	(2)
Reimbursement of Class Specific Expenses — Class A (Note B)	(—	@)
Reimbursement of Class Specific Expenses — Class C (Note B)	(—	@)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(—	@)
Rebate from Morgan Stanley Affiliate (Note G)	(—	@)
Net Expenses	3
Net Investment Income	1
Realized Gain (Loss):
Investments Sold	(3)
Investments in Affiliates	(1)
Foreign Currency Transactions	—	@
Futures Contracts	(8)
Net Realized Loss	(12)
Change in Unrealized Appreciation (Depreciation):
Investments	76
Foreign Currency Translations	—	@
Futures Contracts	8
Net Change in Unrealized Appreciation (Depreciation)	84
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	72
Net Increase in Net Assets Resulting from Operations	$73

^  Commencement of Operations.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Emerging Markets Breakout Nations Portfolio

Statement of Changes in Net Assets	Period from December 15, 2016^ to December 31, 2016 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$1
Net Realized Loss	(12)
Net Change in Unrealized Appreciation (Depreciation)	84
Net Increase in Net Assets Resulting from Operations	73
Capital Share Transactions:(1)
Class I:
Subscribed	4,970
Class A:
Subscribed	10
Class C:
Subscribed	10
Class IS:
Subscribed	10
Net Increase in Net Assets Resulting from Capital Share Transactions	5,000
Total Increase in Net Assets	5,073
Net Assets:
Beginning of Period	—
End of Period (Including Accumulated Undistributed Net Investment Income of $2)	$5,073
(1) Capital Share Transactions:
Class I:

Shares Subscribed	497
Class A:
Shares Subscribed	1
Class C:
Shares Subscribed	1
Class IS:
Shares Subscribed	1

^  Commencement of Operations.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

Emerging Markets Breakout Nations Portfolio

	Class I
Selected Per Share Data and Ratios	Period from December 15, 2016(1) to December 31, 2016
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Income (2)	0.00	(3)
Net Realized and Unrealized Gain	0.15
Total from Investment Operations	0.15
Net Asset Value, End of Period	$10.15
Total Return (4)	1.50	%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$5,043
Ratio of Expenses to Average Net Assets (8)	1.09	%(5)(7)
Ratio of Net Investment Income to Average Net Assets (8)	0.67	%(5)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.04	%(7)
Portfolio Turnover Rate	16	%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	22.93	%(7)
Net Investment Loss to Average Net Assets	(21.17	)%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Not Annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

Emerging Markets Breakout Nations Portfolio

	Class A
Selected Per Share Data and Ratios	Period from December 15, 2016(1) to December 31, 2016
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Income (2)	0.00	(3)
Net Realized and Unrealized Gain	0.14
Total from Investment Operations	0.14
Net Asset Value, End of Period	$10.14
Total Return (4)	1.40	%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$10
Ratio of Expenses to Average Net Assets (8)	1.51	%(5)(7)
Ratio of Net Investment Income to Average Net Assets (8)	0.24	%(5)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.04	%(7)
Portfolio Turnover Rate	16	%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	37.02	%(7)
Net Investment Loss to Average Net Assets	(35.27	)%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Not Annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

Emerging Markets Breakout Nations Portfolio

	Class C
Selected Per Share Data and Ratios	Period from December 15, 2016(1) to December 31, 2016
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net Investment Loss (2)	(0.00	)(3)
Net Realized and Unrealized Gain	0.14
Total from Investment Operations	0.14
Net Asset Value, End of Period	$10.14
Total Return (4)	1.40	%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$10
Ratio of Expenses to Average Net Assets (8)	2.26	%(5)(7)
Ratio of Net Investment Loss to Average Net Assets (8)	(0.50	)%(5)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.04	%(7)
Portfolio Turnover Rate	16	%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	37.76	%(7)
Net Investment Loss to Average Net Assets	(36.00	)%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Not Annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

Emerging Markets Breakout Nations Portfolio

	Class IS
Selected Per Share Data and Ratios	Period from December 15, 2016(1) to December 31, 2016
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Income (2)	0.00	(3)
Net Realized and Unrealized Gain	0.15
Total from Investment Operations	0.15
Net Asset Value, End of Period	$10.15
Total Return (4)	1.50	%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$10
Ratio of Expenses to Average Net Assets (8)	1.06	%(5)(7)
Ratio of Net Investment Income to Average Net Assets (8)	0.70	%(5)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.04	%(7)
Portfolio Turnover Rate	16	%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	36.76	%(7)
Net Investment Loss to Average Net Assets	(35.00	)%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Not Annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-nine separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Emerging Markets Breakout Nations Portfolio. The Portfolio seeks long-term capital appreciation.

The Portfolio commenced operation on December 15, 2016, and offers four classes of shares — Class I, Class A, Class C and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Fund's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (5) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing

15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

market rates prior to the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2016.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Automobiles	$68	$—	$—	$68
Banks	1,189	—	—	1,189
Beverages	170	—	—	170
Capital Markets	56	—	—	56
Chemicals	30	—	—	30
Construction & Engineering	—	27	—	27
Construction Materials	340	—	—	340
Diversified Financial Services	273	—	—	273
Diversified Telecommunication Services	119	—	—	119
Electric Utilities	221	—	—	221
Electrical Equipment	29	—	—	29
Food & Staples Retailing	110	—	—	110
Food Products	54	—	—	54
Health Care Providers & Services	—	45	—	45
Hotels, Restaurants & Leisure	22	23	—	45
Industrial Conglomerates	205	—	—	205
Internet Software & Services	27	—	—	27
Metals & Mining	73	—	—	73
Multi-line Retail	42	—	—	42
Oil, Gas & Consumable Fuels	115	—	—	115
Real Estate Management & Development	77	25	—	102
Textiles, Apparel & Luxury Goods	88	—	—	88
Transportation Infrastructure	54	—	—	54
Wireless Telecommunication Services	206	—	—	206
Total Common Stocks	3,568	120	—	3,688
Participation Notes	—	173	—	173
Investment Companies	426	—	—	426
Short-Term Investment
Investment Company	749	—	—	749
Futures Contract	8	—	—	8
Total Assets	$4,751	$293	$—	$5,044

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

A significant portion of the Portfolio's net assets consist of securities of issuers located in emerging markets, which are denominated in foreign currencies. Such securities may be concentrated in a limited number of countries and regions and may vary throughout the year. Changes in currency exchange rates will affect the value of and investment income from foreign currency denominated securities. Emerging market securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the U.S. In addition, emerging market issuers may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Portfolio's

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with which the Portfolio has open positions in the futures contract.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2016.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Futures Contract Variation Margin on	Futures Contract	Equity Risk	$8	(a)

(a) This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the period ended December 31, 2016 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Equity Risk	Futures Contract	$(8)
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Equity Risk	Futures Contract	$8

For the period ended December 31, 2016, the approximate average monthly amount outstanding for each derivative type is as follows:

Futures Contracts:
Average original value for the period	$1,511,000

5.  Structured Investments: The Portfolio invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Portfolio will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Portfolio is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio's illiquidity to the extent that the Portfolio, at a particular time, may be unable to find qualified buyers for these securities.

6.  Redemption Fees: The Portfolio will assess a 2% redemption fee on Class I shares, Class A shares, Class C shares and Class IS shares, which is paid directly to the Portfolio, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

7.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Over $1 billion
0.90%	0.85%

For the period ended December 31, 2016, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.00% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.20% for Class I shares, 1.55% for Class A shares, 2.30% for Class C shares and 1.10% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Portfolio's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the period ended December 31, 2016, approximately $2,000 of advisory fees were waived and approximately $46,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the period ended December 31, 2016, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $4,807,000 and $661,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the period ended December 31, 2016.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the period ended December 31, 2016, advisory fees paid were reduced by less than $500 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the period ended December 31, 2016 is as follows:

Purchases at Cost (000)	Sales (000)	Dividend Income (000)		Value December 31, 2016 (000)
$5,001	$4,252	$—	@	$749

@  Amount is less than $500

The Portfolio invests in Morgan Stanley India Investment Fund, Inc., a closed-end management investment company advised by an affiliate of the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Morgan Stanley India Investment Fund, Inc. For the period ended December 31, 2016, advisory fees paid were reduced by less than $500 relating to the Portfolio's investment in the Morgan Stanley India Investment Fund, Inc.

A summary of the Portfolio's transactions in shares of the Morgan Stanley India Investment Fund, Inc. during the period ended December 31, 2016 is as follows:

Purchases at Cost (000)	Sales (000)	Realized Loss (000)	Value Dividend Income (000)	December 31, 2016 (000)
$236	$235	$(1)	$—	$—

The Portfolio is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the period ended December 31, 2016, the Portfolio did not engage in any cross-trade transactions.

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. There were no distributions paid during fiscal 2016.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions resulted in the following reclassifications among the components of net assets at December 31, 2016:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$1	$(1)	$—

At December 31, 2016, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$3	$—

At December 31, 2016, the Portfolio had available for federal income tax purposes unused short-term capital losses of approximately $13,000 that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Other: At December 31, 2016, the Portfolio did not have record owners of 10% or greater.

J. Accounting Pronouncements: In December 2016, FASB issued Accounting Standards update 2016-19 — Technical Corrections and Improvements ("ASU 2016-19"), which is effective for interim periods for all entities beginning after December 15, 2016. ASU 2016-19 includes an amendment to

Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. That amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. Although still evaluating the potential impacts of ASU 2016-19 to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

In October 2016, the Securities and Exchange Commission ("SEC") issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the Portfolio's net assets or results of operations. Although still evaluating the potential impacts of the Investment Company Reporting Modernization to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Emerging Markets Breakout Nations Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Emerging Markets Breakout Nations Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2016, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from December 15, 2016 (commencement of operations) to December 31, 2016. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Emerging Markets Breakout Nations Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2016, the results of its operations, the changes in its net assets and the financial highlights for the period from December 15, 2016 (commencement of operations) to December 31, 2016, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 28, 2017

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to nonaffiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday-Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7. WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (72) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				90

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (63) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	91	Director of various non-profit organizations.
Nancy C. Everett (61) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	91

Member of Virginia Commonwealth University School of Business Foundation; Investment Company formerly, Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (59) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	91

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (67) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	91	Director of NVR, Inc. (home construction).
Joseph J. Kearns (74) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	93	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (58) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				90	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (56) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Management Director, JPMorgan Asset Management (2013-2016); President, JPMorgan Funds (2010-2013), Chief Administrative Officer, JPMorgan Funds (2004-2010), Treasurer, JPMorgan Funds (2003-2004, 2008-2010), and Vice President and Board Liaison, JPMorgan Funds (2001-2004); Managing Director, J.P. Morgan Investment Management Inc. (2001-2013); Vice President of Finance, Pierpont Group (1996-2001); Vice President, Bank of New York (1995-1996); Senior Audit Manager, Price Waterhouse, LLP (1982-1995).	91	None.
Michael E. Nugent (80) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	92	None.
W. Allen Reed (69) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	91	Director of Legg Mason, Inc.; formerly, Director of the Auburn University
Fergus Reid (84) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	92	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2016) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (53) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (51) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (49) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, 100 F Street, NE, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Portfolio of Morgan Stanley Institutional Fund, Inc., which describes in detail the Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

31

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2017 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIEMBONANN
1697170 EXP. 02.28.18

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Emerging Markets Fixed Income Opportunities Portfolio

Annual Report

December 31, 2016

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	8
Statement of Assets and Liabilities	13
Statement of Operations	15
Statements of Changes in Net Assets	16
Financial Highlights	18
Notes to Financial Statements	23
Report of Independent Registered Public Accounting Firm	33
Privacy Notice	34
Director and Officer Information	37

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Portfolio of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Portfolio, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Emerging Markets Fixed Income Opportunities Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2017

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Expense Example (unaudited)

Emerging Markets Fixed Income Opportunities Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemption fees; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/16	Actual Ending Account Value 12/31/16	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Emerging Markets Fixed Income Opportunities Portfolio Class I	$1,000.00	$1,012.40	$1,020.91	$4.25	$4.27	0.84	%***
Emerging Markets Fixed Income Opportunities Portfolio Class A	1,000.00	1,010.70	1,020.21	4.95	4.98	0.98	***
Emerging Markets Fixed Income Opportunities Portfolio Class L	1,000.00	1,008.90	1,017.85	7.32	7.35	1.45	***
Emerging Markets Fixed Income Opportunities Portfolio Class C	1,000.00	1,006.20	1,015.33	9.83	9.88	1.95	***
Emerging Markets Fixed Income Opportunities Portfolio Class IS	1,000.00	1,011.40	1,021.01	4.15	4.17	0.82	***

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

***  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period.

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Investment Overview (unaudited)

Emerging Markets Fixed Income Opportunities Portfolio

The Portfolio seeks high total return by investing at least 80% of its assets in debt securities of issuers located in emerging market countries, which may include U.S. dollar-denominated, local currency, and corporate debt securities.

Performance

For the year ended December 31, 2016, the Portfolio's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 12.80%, net of fees. The Portfolio's Class I shares outperformed the Portfolio's benchmark, the Emerging Markets Fixed Income Blend Index which reflects the performance of the J.P. Morgan Emerging Markets Bond Global Index from the Portfolio's inception to September 25, 2015 and the performance of the Blended Index which is composed of one-third J.P. Morgan EMBI Global Bond Index, one-third J.P. Morgan GBI-EM Diversified Bond Index and one-third J.P. Morgan CEMBI Broad Diversified Index for the periods thereafter, returned 10.06%.

Factors Affecting Performance

•  Emerging market ("EM") fixed income debt returned 10.06% in 2016, as measured by the Index. Lower-rated, higher-yielding bonds, particularly those of energy exporters, outperformed investment grade bonds, which were weighed down by rising U.S. Treasury yields. EM dollar-denominated sovereign and quasi-sovereign debt led the market, followed by EM domestic debt, and EM dollar-denominated corporate debt. EM currencies appreciated 0.59% versus the U.S. dollar, while domestic bonds returned 9.35% in local terms (as measured by the J.P. Morgan GBI-EM Diversified Bond Index).(i)

•  Commodity-related credits such as Zambia, Venezuela, Ecuador, Ghana, and Iraq, outperformed as Brent oil prices rose +56% in the year.(ii) Bonds from Brazil, South Africa, Russia, Azerbaijan, and Colombia also outperformed the broader market. Bonds from Belize, Mozambique, Turkey, Poland, Mexico, and Malaysia lagged over the year. Bonds from Belize especially suffered after the country missed an interest payment and defaulted on $544 million worth of bonds in late September 2016.

•  EM fixed income assets traveled a bumpy road to reach high single-digit to low double-digit returns for the year. Markets found their footing after a shaky start, which was fueled by concerns over capital flight from China and continued weakness in global growth and commodity prices. Sentiment improved heading into February 2016 as a rebound was built on a mixture of attractive valuations and investor positioning, combined with strengthening commodity prices, an improving EM growth profile, an easing of China fears, as well as a weakening of the U.S. dollar and generally accommodative central bank policies. Investment flows into the asset class were driven by both pull factors, such as political and economic improvement within EM countries, as well as push factors, such as attractive relative valuations and investors fleeing the negative real yields offered by many global government bonds. These flows contributed to the favorable backdrop that provided an entry for new and returning issuers, including Saudi Arabia, Oman, and Argentina. The rise in developed market populism generated ballot surprises with Britain's populace voting for a Brexit (referendum vote to leave the European Union) and the U.S. presidential victory of Donald Trump. While the market reaction to Brexit turned out to be much ado about nothing, Trump's win triggered a rotation from bonds to equities and from emerging to U.S. markets, as the market became excited about the potential for stimulative policies and resulting higher growth and inflation. The populist surge in the U.S. and Western Europe was, for the most part, not mirrored in emerging markets, which benefited from reform-minded leaders in India, Indonesia, Argentina, and Brazil. Assets from these reform story countries, as well as those from energy-exporting nations, led the rally for EM fixed income in 2016.

•  There was a changing of the guard in many EM countries as the Philippines elected outspoken President Rodrigo Duterte, President Dilma Rousseff of Brazil was impeached and Vice President Michel Temer took the helm, Thailand's ruler of 70 years, King Bhumibol, passed away, and South Korea's President Park Geun-hye was impeached. EM credit ratings were under pressure during the year. Initially, energy-related countries
(i)  Source: JP Morgan

(ii)  Source: Bloomberg L.P.

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Investment Overview (unaudited) (cont'd)

Emerging Markets Fixed Income Opportunities Portfolio

and companies sustained a round of downgrades as agencies adjusted their ratings to reflect the new revenue outlook, before attention was turned to politically-driven issues in Brazil, Turkey and South Africa. Brazil completed its seven-year ratings roundtrip after Moody's stripped the country of its final investment grade rating, amid the far-reaching corruption investigation, Lava Jato, which resulted in the impeachment of President Dilma Rousseff and the elevation of Vice President Michel Temer to Acting President. Following an unsuccessful coup attempt, Turkey's weakened institutional strength, coupled with sluggish economic growth and external funding requirements, contributed to the loss of its investment grade rating. In contrast, South Africa maintained its investment grade status despite political infighting involving President Jacob Zuma. In more positive news, Hungary's foreign currency credit rating was upgraded to investment grade on the back of stronger-than-expected economic performance and fiscal rectitude, which reduced external vulnerabilities. In Colombia, the government ratified a peace deal with Revolutionary Armed Forces of Colombia, or FARC, rebels, which ended the 52-year civil war and provided President Santos the political capital necessary to enact fiscal reforms to solidify Colombia's investment grade credit rating.

•  After a bearish year in 2015, commodity-related investments led the rally in 2016 as commodity prices bounced back from the lows touched in February 2016. Despite the strong rally in commodity prices ranging from oil and coal to copper and iron ore, the repercussions of overall lower commodity-related revenues continued to reverberate through emerging markets. Energy exporters enacted fiscal adjustments and issued bonds to fund deficits, while importers, and EM economies more broadly, benefited from disinflationary pressures, which allowed them to reduce subsidies and strengthen their fiscal positions.

•  For the year 2016, positioning across domestic, external, and corporate investments in Brazil, Argentina, Colombia, and Russia contributed the most to performance, as did domestic and corporate investments in Indonesia. Also contributing were domestic and external investments in South Africa, external investments in Venezuela, Dominican Republic, Ecuador, Ukraine, Zambia, and Cote D'Ivoire, as well as corporate investments in Kazakhstan, the Philippines, India, Chile, Nigeria, and Jamaica.

•  Conversely, domestic debt holdings in Poland, Turkey, and Mexico detracted from performance over the period. The use of German bund futures, to manage interest rate duration, as well as euro currency forwards, also detracted from performance in the year.

Management Strategies

•  After the U.S. elections, global fixed income markets are pricing in a significant relaxation in U.S. fiscal policy that may boost economic growth, strengthen the U.S. dollar and, as a result, supercharge the developed market ("DM") yield curve steepening trend that was already underway pre-election. While it is still too early to know the exact contours of the next U.S. administration's fiscal, trade and immigration policies, the market hasn't waited to re-price not only the global fixed income outlook, but also the outlook for EM countries likely to be the most affected, such as Mexico, with the impact on China still a question mark.

•  For global growth, the beneficial impact of higher U.S. growth is likely to be offset partly by the extent of the new president's potentially protectionist trade agenda. The net effect won't be known for a while, but Mexico and China will remain a key focus, with joint cooperation between the new president and the more traditional trade-friendly wing of the Republican Party potentially reducing the impact, especially if stronger U.S. economic growth becomes a more important goal than fulfilling populist campaign promises that risk damaging the U.S. economic outlook. We still expect the EM/DM growth differential to recover during 2017 in favor of EM as the negative growth impacts from Brazil and Russia lessen. China's growth slowdown is likely to continue in the medium term, with short-term growth prospects reliant on continued fiscal and monetary policy support. Recent data out of China has been suggesting resilience, but we believe we could see growth slowdown again at the end of the first quarter or in the second quarter of

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Investment Overview (unaudited) (cont'd)

Emerging Markets Fixed Income Opportunities Portfolio

2017. However, we continue to believe that China has ample policy buffers in 2017 to offset a too rapid deceleration in economic growth.

•  On Mexico, post the U.S. elections, we note that the Mexican peso is now the most undervalued currency in emerging markets and is pricing in a fairly severe slowdown in Mexican growth and worsening in the funding of the current account deficit. On the rates side, the central bank ("Banxico") has clearly signaled it doesn't want to overreact with tightening and after its prudent 50 basis point (bps) hike mid-November and 50 bps hike following the U.S. Federal Reserve hike in December. We think Banxico will largely follow the U.S. Fed, unless there is another round of severe market pressure on Mexico.

•  We expect historically low developed market yields to still support the selective carry opportunities and spreads as we expect an ongoing "push" factor of inflows into higher-yielding assets, including select EM fixed income. Given that the "Trump Tantrum" is not EM-specific, we believe that the various factors both pushing and pulling investors into EM fixed income remain in place: developed market yields remain very low, EM economic data appear to have stabilized, fears of multiple Fed rate hikes have subsided (although two interest rate hikes next year are more likely than one) and concerns of a sharp slowdown in China have diminished. We believe that EM assets could well absorb Fed rate hikes in 2017 if driven by increasing U.S. growth and not inflation; however, assets remain vulnerable to spikes in U.S. policy uncertainty.

*  Minimum Investment for Class I shares

**  Commenced Operations on May 24, 2012.

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C and IS shares will vary from the performance of Class I shares based upon their different inception dates and will be impacted by additional fees assessed to those classes (if applicable).

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Investment Overview (unaudited) (cont'd)

Emerging Markets Fixed Income Opportunities Portfolio

Performance Compared to the J.P. Morgan Emerging Markets Bond Global Index(1), the J.P. Morgan GBI-EM Global Diversified Index(2), the J.P. Morgan CEMBI Broad Diversified Index(3), the Emerging Markets Fixed Income Blend Index(4) and the Lipper Emerging Markets Hard Currency Debt Funds Index(5)

	Period Ended December 31, 2016 Total Returns(6)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(10)
Portfolio — Class I Shares w/o sales charges(7)	12.80%	—	—	4.02%
Portfolio — Class A Shares w/o sales charges(7)	12.53	—	—	3.69
Portfolio — Class A Shares with maximum 4.25% sales charges(7)	7.72	—	—	2.73
Portfolio — Class L Shares w/o sales charges(7)	12.15	—	—	3.36
Portfolio — Class C Shares w/o sales charges(9)	11.60	—	—	2.29
Portfolio — Class C Shares with maximum 1.00% deferred sales charges(9)	10.60	—	—	2.29
Portfolio — Class IS Shares w/o sales charges(8)	12.81	—	—	4.79
J.P. Morgan Emerging Markets Bond Global Index	10.19	—	—	5.03
J.P. Morgan GBI-EM Global Diversified Index	9.94	—	—	–2.03
J.P. Morgan CEMBI Broad Diversified Index	9.65	—	—	5.37
Emerging Markets Fixed Income Blend Index	10.06	—	—	4.83
Lipper Emerging Market Hard Currency Debt Funds Index	12.25	—	—	3.90

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)  The J.P. Morgan Emerging Markets Bond Global Index tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady Bonds, loans, Eurobonds and local market instruments for emerging market countries. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index (GBI-EM Global Diversified Index) tracks local currency government bonds issued by emerging markets. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified (CEMBI Broad Diversified Index) which tracks performance of corporate issued debt instruments issued by emerging markets. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(4)  The Emerging Markets Fixed Income Blend Index is a performance linked benchmark of the old and new benchmark of the Portfolio, the old represented by J.P. Morgan Emerging Markets Bond Global Index for period from the Portfolio's inception to September 25, 2015 and the new Blended Index which consists of 1/3 J.P. Morgan EMBI Global Index, 1/3 J.P. Morgan GBI-EM Global Diversified Index, 1/3 J.P. Morgan CEMBI Broad Diversified Index for periods thereafter. It is not possible to invest directly in an index. Following close of business on September 25, 2015, Morgan Stanley Institutional Fund, Inc. Emerging Markets Domestic Debt Portfolio merged into Morgan Stanley Institutional Fund, Inc. Emerging Markets External Debt Portfolio. In conjunction with the Reorganization, the Portfolio was renamed Morgan Stanley Institutional Fund Inc. Emerging Markets Fixed Income Opportunities Portfolio and changed its principal investment policy. In addition, the Portfolio's benchmark was changed to the Blended Index.The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(5)  The Lipper Emerging Market Hard Currency Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Emerging Market Hard Currency Debt Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Emerging Market Hard Currency Debt Funds classification.

(6)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(7)  Commenced operations on May 24, 2012.

(8)  Commenced offering on September 13, 2013.

(9)  Commenced offering on April 30, 2015.

(10)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Portfolio, not the inception of the Index.

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Portfolio of Investments

Emerging Markets Fixed Income Opportunities Portfolio

	Face Amount (000)		Value (000)
Fixed Income Securities (93.5%)
Argentina (8.3%)
Corporate Bonds (5.8%)
Cia General de Combustibles SA,
9.50%, 11/7/21 (a)		$260	$263
IRSA Propiedades Comerciales SA,
8.75%, 3/23/23 (a)		350	371
Province of Santa Fe,
6.90%, 11/1/27 (a)		150	141
Provincia del Chaco Argentina,
9.38%, 8/18/24 (a)		240	224
YPF SA,
8.88%, 12/19/18		310	338
			1,337
Sovereign (2.5%)
Argentina Bonar Bonds,
24.26%, 10/9/17 (b)	ARS	1,440	91
Argentina Treasury Bond,
2.25%, 4/28/20		3,275	217
Argentine Republic Government International Bond,
6.88%, 4/22/21 (a)		$260	278
			586
			1,923
Brazil (9.6%)
Corporate Bonds (5.3%)
BRF GmbH,
4.35%, 9/29/26 (a)		240	223
Cosan Luxembourg SA,
7.00%, 1/20/27 (a)		240	241
Petrobras Global Finance BV,
8.38%, 5/23/21		430	464
QGOG Constellation SA,
6.25%, 11/9/19		440	292
			1,220
Sovereign (4.3%)
Brazil Notas do Tesouro Nacional, Series F,
10.00%, 1/1/21	BRL	3,470	977
			2,197
Chile (0.9%)
Corporate Bond (0.9%)
Cencosud SA, 4.88%, 1/20/23		$200	206
Colombia (6.3%)
Corporate Bond (2.1%)
Millicom International Cellular SA,
6.00%, 3/15/25		485	478
Sovereign (4.2%)
Colombia Government International Bond,
4.38%, 3/21/23	COP	254,000	74
5.00%, 6/15/45		$266	254
11.75%, 2/25/20		116	148
	Face Amount (000)		Value (000)
Colombian TES,
7.75%, 9/18/30	COP	230,000	$80
10.00%, 7/24/24		847,300	334
11.00%, 7/24/20		210,000	80
			970
			1,448
Dominican Republic (1.4%)
Corporate Bond (0.9%)
AES Andres BV/Dominican Power Partners/Empresa Generadora de Electricidad It, (Units) 7.95%, 5/11/26 (a)(c)		$200	207
Sovereign (0.5%)
Dominican Republic International Bond,
6.88%, 1/29/26 (a)		100	104
			311
Ecuador (2.1%)
Sovereign (2.1%)
Ecuador Government International Bond,
10.75%, 3/28/22 (a)		440	478
Ghana (1.0%)
Sovereign (1.0%)
Ghana Government International Bond,
10.75%, 10/14/30		200	238
Guatemala (0.8%)
Sovereign (0.8%)
Guatemala Government Bond,
4.50%, 5/3/26 (a)		200	193
Hungary (2.2%)
Sovereign (2.2%)
Hungary Government Bond,
3.00%, 6/26/24	HUF	101,670	354
5.50%, 6/24/25		38,970	159
			513
India (2.0%)
Corporate Bonds (2.0%)
Greenko Dutch BV,
8.00%, 8/1/19		$250	264
Greenko Investment Co.,
4.88%, 8/16/23 (a)		200	190
			454
Indonesia (8.0%)
Corporate Bonds (4.3%)
Jababeka International BV,
6.50%, 10/5/23 (a)		260	255
MPM Global Pte Ltd.,
6.75%, 9/19/19		450	463
Pakuwon Prima Pte Ltd.,
7.13%, 7/2/19		250	263
			981

The accompanying notes are an integral part of the financial statements.
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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Portfolio of Investments (cont'd)

Emerging Markets Fixed Income Opportunities Portfolio

	Face Amount (000)		Value (000)
Sovereign (3.7%)
Indonesia Treasury Bond,
8.75%, 5/15/31	IDR	1,310,000	$101
9.00%, 3/15/29		9,590,000	753
			854
			1,835
Ivory Coast (1.9%)
Sovereign (1.9%)
Ivory Coast Government International Bond,
5.38%, 7/23/24 (a)		$200	193
5.75%, 12/31/32		269	250
			443
Jamaica (2.2%)
Corporate Bond (1.7%)
Digicel Group Ltd.,
8.25%, 9/30/20		460	397
Sovereign (0.5%)
Jamaica Government International Bond,
8.00%, 3/15/39		100	112
			509
Kazakhstan (1.5%)
Corporate Bond (1.5%)
Zhaikmunai LLP,
7.13%, 11/13/19		350	343
Malaysia (2.1%)
Sovereign (2.1%)
Malaysia Government Bond,
3.66%, 10/15/20	MYR	137	31
3.96%, 9/15/25		1,489	322
4.16%, 7/15/21		215	49
4.18%, 7/15/24		124	27
4.50%, 4/15/30		249	54
			483
Mexico (8.0%)
Sovereign (8.0%)
Comision Federal de Electricidad,
4.75%, 2/23/27 (a)		$200	192
Mexican Bonos,
6.50%, 6/10/21	MXN	12,590	593
7.75%, 5/29/31		765	37
10.00%, 12/5/24		1,388	78
Series M
8.00%, 6/11/20		5,600	278
Mexico City Airport Trust,
5.50%, 10/31/46 (a)		$200	180
Petroleos Mexicanos,
3.50%, 1/30/23		79	73
6.50%, 3/13/27 (a)		130	134
6.88%, 8/4/26 (a)		260	275
			1,840
	Face Amount (000)		Value (000)
Mongolia (1.8%)
Sovereign (1.8%)
Mongolia Government International Bond,
10.88%, 4/6/21		$400	$422
Namibia (1.0%)
Sovereign (1.0%)
Namibia International Bond,
5.25%, 10/29/25 (a)		232	228
Nigeria (2.7%)
Corporate Bond (1.9%)
Zenith Bank PLC,
6.25%, 4/22/19		440	430
Sovereign (0.8%)
Nigeria Government International Bond,
6.38%, 7/12/23		200	194
			624
Panama (0.9%)
Sovereign (0.9%)
Aeropuerto Internacional de Tocumen SA,
5.63%, 5/18/36 (a)		200	208
Peru (0.7%)
Sovereign (0.7%)
Peruvian Government International Bond,
(Units)
6.35%, 8/12/28 (a)(c)	PEN	130	38
6.95%, 8/12/31 (c)		380	116
			154
Philippines (2.2%)
Corporate Bond (2.2%)
Petron Corp.,
7.50%, 8/6/18 (b)(d)		$480	503
Poland (3.8%)
Sovereign (3.8%)
Poland Government Bond,
3.25%, 7/25/25	PLN	2,254	529
4.00%, 10/25/23		915	228
5.75%, 10/25/21 - 9/23/22		400	108
			865
Romania (0.5%)
Sovereign (0.5%)
Romania Government Bond,
4.75%, 2/24/25	RON	425	107
5.85%, 4/26/23		50	14
			121
Russia (6.0%)
Corporate Bond (1.2%)
GTH Finance BV,
7.25%, 4/26/23 (a)		$260	280

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Portfolio of Investments (cont'd)

Emerging Markets Fixed Income Opportunities Portfolio

	Face Amount (000)		Value (000)
Sovereign (4.8%)
Russian Federal Bond — OFZ,
6.20%, 1/31/18	RUB	5,172	$82
6.80%, 12/11/19		18,200	287
7.00%, 8/16/23		3,397	52
7.60%, 7/20/22		16,800	268
Russian Foreign Bond — Eurobond,
4.50%, 4/4/22		$400	417
			1,106
			1,386
South Africa (3.4%)
Sovereign (3.4%)
South Africa Government Bond,
6.75%, 3/31/21	ZAR	1,170	81
8.00%, 1/31/30		9,841	645
10.50%, 12/21/26		600	48
			774
Thailand (2.0%)
Sovereign (2.0%)
Thailand Government Bond,
3.63%, 6/16/23	THB	10,100	301
4.88%, 6/22/29		4,500	149
			450
Turkey (1.8%)
Sovereign (1.8%)
Turkey Government Bond,
7.10%, 3/8/23	TRY	955	223
8.00%, 3/12/25		503	119
10.40%, 3/20/24		290	80
			422
Ukraine (2.6%)
Sovereign (2.6%)
Ukraine Government International Bond,
7.75%, 9/1/22 - 9/1/26		$640	605
United Arab Emirates (2.1%)
Corporate Bond (2.1%)
MAF Global Securities Ltd.,
7.13%, 10/29/18 (b)(d)		450	474
Venezuela (3.7%)
Sovereign (3.7%)
Petroleos de Venezuela SA,
6.00%, 11/15/26		2,222	861
Total Fixed Income Securities (Cost $21,879)			21,511
	No. of Warrants
Warrant (0.0%)
Venezuela (0.0%)
Venezuela Government International Bond, Oil-Linked Payment Obligation, expires 4/15/20 (b)(e) (Cost $—)		495	2
	Shares		Value (000)
Short-Term Investments (4.9%)
Investment Company (4.9%)
United States (4.9%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $1,125)		1,124,657	$1,125
	Face Amount (000)
Argentina (0.2%)
Sovereign (0.2%)
Letras del Banco Central de la Republica Argentina,
28.25%, 1/11/17	ARS	410	26
29.50%, 1/11/17		410	25
Total Sovereign (Cost $57)			51
Total Short-Term Investments (Cost $1,182)			1,176
Total Investments (98.6%) (Cost $23,061) (f)(g)			22,689
Other Assets in Excess of Liabilities (1.4%)			333
Net Assets (100.0%)			$23,022

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Portfolio's prospectus and/or statement of additional information relating to geographic classifications.

(a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(b)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2016.

(c)  Consists of one or more classes of securities traded together as a unit.

(d)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of December 31, 2016.

(e)  Security has been deemed illiquid at December 31, 2016.

(f)  Securities are available for collateral in connection with open foreign currency forward exchange contracts and a futures contract.

(g)  At December 31, 2016, the aggregate cost for federal income tax purposes is approximately $23,241,000. The aggregate gross unrealized appreciation is approximately $646,000 and the aggregate gross unrealized depreciation is approximately $1,198,000, resulting in net unrealized depreciation of approximately $552,000.

OFZ  Obilgatsyi Federal'novo Zaima (Russian Federal Loan Obligation)

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Portfolio of Investments (cont'd)

Emerging Markets Fixed Income Opportunities Portfolio

Foreign Currency Forward Exchange Contracts:

The Portfolio had the following foreign currency forward exchange contracts open at December 31, 2016:

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
JPMorgan Chase Bank NA	TRY	910		$259	1/3/17	$1
JPMorgan Chase Bank NA		$176	TRY	610	1/3/17	(3)
JPMorgan Chase Bank NA		$85	TRY	300	1/3/17	—	@
JPMorgan Chase Bank NA	BRL	254		$74	1/4/17	(4)
JPMorgan Chase Bank NA	BRL	1,000		$287	1/4/17	(21)
JPMorgan Chase Bank NA	BRL	160		$47	1/4/17	(2)
JPMorgan Chase Bank NA	BRL	235		$72	1/4/17	(—	@)
JPMorgan Chase Bank NA	BRL	430		$132	1/4/17	(—	@)
JPMorgan Chase Bank NA	BRL	235		$72	1/4/17	(—	@)
JPMorgan Chase Bank NA	BRL	514		$158	1/4/17	(—	@)
JPMorgan Chase Bank NA		$68	BRL	235	1/4/17	4
JPMorgan Chase Bank NA		$126	BRL	430	1/4/17	6
JPMorgan Chase Bank NA		$69	BRL	235	1/4/17	3
JPMorgan Chase Bank NA		$154	BRL	514	1/4/17	4
JPMorgan Chase Bank NA		$307	BRL	1,000	1/4/17	—	@
JPMorgan Chase Bank NA		$49	BRL	160	1/4/17	—	@
JPMorgan Chase Bank NA		$78	BRL	254	1/4/17	—	@
JPMorgan Chase Bank NA	COP	64,000		$21	1/6/17	—	@
JPMorgan Chase Bank NA	EUR	115		$122	1/6/17	1
JPMorgan Chase Bank NA	PHP	4,450		$90	1/6/17	—	@
JPMorgan Chase Bank NA		$21	COP	64,000	1/6/17	1
JPMorgan Chase Bank NA	HUF	41,491		$142	1/9/17	1
JPMorgan Chase Bank NA	PLN	240		$57	1/9/17	(1)
JPMorgan Chase Bank NA	SGD	344		$243	1/9/17	5
JPMorgan Chase Bank NA	SGD	170		$118	1/9/17	1
JPMorgan Chase Bank NA		$50	HUF	15,000	1/9/17	1
JPMorgan Chase Bank NA		$8	PLN	34	1/9/17	(—	@)
JPMorgan Chase Bank NA		$110	RON	461	1/9/17	(3)
JPMorgan Chase Bank NA		$8	ZAR	115	1/9/17	(—	@)
JPMorgan Chase Bank NA	ZAR	550		$39	1/9/17	(1)
JPMorgan Chase Bank NA	RUB	5,164		$81	1/10/17	(4)
State Street Bank and Trust Co.	RUB	4,500		$73	1/10/17	(—	@)
State Street Bank and Trust Co.		$157	RUB	9,664	1/10/17	—	@
JPMorgan Chase Bank NA		$129	THB	4,600	1/13/17	(1)
JPMorgan Chase Bank NA	MYR	125		$28	1/17/17	(—	@)
JPMorgan Chase Bank NA		$341	MYR	1,506	1/17/17	(6)
State Street Bank and Trust Co.	MYR	1,050		$236	1/17/17	2
Citibank NA	ARS	780		$48	1/18/17	(1)
Citibank NA	ARS	230		$14	1/18/17	(—	@)
Citibank NA		$62	ARS	1,010	1/18/17	1
JPMorgan Chase Bank NA	PEN	100		$29	1/19/17	(1)
JPMorgan Chase Bank NA		$8	CLP	5,500	1/19/17	(—	@)
JPMorgan Chase Bank NA		$144	PEN	491	1/19/17	2
JPMorgan Chase Bank NA	IDR	2,879,000		$213	1/20/17	—	@
JPMorgan Chase Bank NA		$111	IDR	1,490,000	1/20/17	(—	@)
JPMorgan Chase Bank NA	MXN	5,712		$278	1/23/17	4
JPMorgan Chase Bank NA		$33	MXN	673	1/23/17	(—	@)
JPMorgan Chase Bank NA		$258	TRY	910	1/27/17	(1)
State Street Bank and Trust Co.	RUB	9,664		$157	1/27/17	(—	@)
JPMorgan Chase Bank NA		$21	COP	64,000	1/30/17	(—	@)
JPMorgan Chase Bank NA	BRL	514		$153	2/2/17	(4)
JPMorgan Chase Bank NA		$59	BRL	196	2/2/17	1
JPMorgan Chase Bank NA	CNY	1,700		$247	4/25/17	4
Citibank NA	ARS	1,100		$62	6/13/17	(1)
Citibank NA	ARS	2,100		$115	6/13/17	(5)
Citibank NA	ARS	1,000		$57	6/13/17	(—	@)
Citibank NA		$127	ARS	2,200	6/13/17	(1)
Citibank NA		$58	ARS	1,000	6/13/17	(1)
JPMorgan Chase Bank NA	ARS	7,000		$407	6/13/17	7
JPMorgan Chase Bank NA		$197	ARS	3,500	6/13/17	2
						$(10)

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Portfolio of Investments (cont'd)

Emerging Markets Fixed Income Opportunities Portfolio

Futures Contract:

The Portfolio had the following futures contract open at December 31, 2016:

	Number of Contracts	Value (000)	Expiration Date	Unrealized Depreciation (000)
Short:
German Euro Bund (Germany)	1	$(173)	Mar-17	$(4)

@    Value is less than $500.

ARS  —  Argentine Peso

BRL  —  Brazilian Real

CLP  —  Chilean Peso

CNY  —  Chinese Yuan Renminbi

COP  —  Colombian Peso

EUR  —  Euro

HUF  —  Hungarian Forint

IDR  —  Indonesian Rupiah

MXN  —  Mexican Peso

MYR  —  Malaysian Ringgit

PEN  —  Peruvian Nuevo Sol

PHP  —  Philippine Peso

PLN  —  Polish Zloty

RON  —  Romanian New Leu

RUB  —  Russian Ruble

SGD  —  Singapore Dollar

THB  —  Thai Baht

TRY  —  Turkish Lira

ZAR  —  South African Rand

Portfolio Composition*

Classification	Percentage of Total Investments
Sovereign	62.6%
Corporate Bonds	32.2
Short-Term Investments	5.2
Other**	0.0	***
Total Investments	100.0	%****

**   Industries and/or investment types representing less than 5% of total investments.

***   Amount is less than 0.05%

****  Does not include an open short futures contract with an underlying face amount of approximately $173,000 with unrealized depreciation of approximately $4,000. Does not include open foreign currency forward exchange contracts with net unrealized depreciation of approximately $10,000.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Emerging Markets Fixed Income Opportunities Portfolio

Statement of Assets and Liabilities	December 31, 2016 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $21,936)	$21,564
Investment in Security of Affiliated Issuer, at Value (Cost $1,125)	1,125
Total Investments in Securities, at Value (Cost $23,061)	22,689
Foreign Currency, at Value (Cost $6)	6
Interest Receivable	491
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	51
Receivable for Variation Margin on Futures Contracts	5
Receivable for Investments Sold	3
Tax Reclaim Receivable	1
Receivable for Portfolio Shares Sold	1
Dividends Receivable	—	@
Receivable from Affiliate	—	@
Other Assets	26
Total Assets	23,273
Liabilities:
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	61
Payable for Professional Fees	59
Payable for Advisory Fees	54
Payable for Custodian Fees	30
Deferred Capital Gain Country Tax	18
Payable for Directors' Fees and Expenses	8
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	—	@
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class IS	—	@
Payable for Administration Fees	2
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Payable for Portfolio Shares Redeemed	—	@
Other Liabilities	18
Total Liabilities	251
Net Assets	$23,022
Net Assets Consist Of:
Paid-in-Capital	$28,706
Distributions in Excess of Net Investment Income	(138)
Accumulated Net Realized Loss	(5,148)
Unrealized Appreciation (Depreciation) on:
Investments (Net of $10 of Deferred Capital Gain Country Tax)	(382)
Futures Contract	(4)
Foreign Currency Forward Exchange Contracts	(10)
Foreign Currency Translations	(2)
Net Assets	$23,022

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Emerging Markets Fixed Income Opportunities Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2016 (000)
CLASS I:
Net Assets	$20,332
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	2,242,334
Net Asset Value, Offering and Redemption Price Per Share	$9.07
CLASS A:
Net Assets	$972
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	107,271
Net Asset Value, Redemption Price Per Share	$9.06
Maximum Sales Load	4.25%
Maximum Sales Charge	$0.40
Maximum Offering Price Per Share	$9.46
CLASS L:
Net Assets	$777
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	85,833
Net Asset Value, Offering and Redemption Price Per Share	$9.05
CLASS C:
Net Assets	$225
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	24,878
Net Asset Value, Offering and Redemption Price Per Share	$9.05
CLASS IS:
Net Assets	$716
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	78,874
Net Asset Value, Offering and Redemption Price Per Share	$9.07

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Emerging Markets Fixed Income Opportunities Portfolio

Statement of Operations	Year Ended December 31, 2016 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers (Net of $11 of Foreign Taxes Withheld)	$1,909
Dividends from Security of Affiliated Issuer (Note G)	1
Dividends from Securities of Unaffiliated Issuers	— @
Total Investment Income	1,910
Expenses:
Advisory Fees (Note B)	176
Professional Fees	81
Registration Fees	76
Custodian Fees (Note F)	69
Shareholder Reporting Fees	21
Administration Fees (Note C)	19
Transfer Agency Fees — Class I (Note E)	3
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	2
Shareholder Services Fees — Class A (Note D)	3
Distribution and Shareholder Services Fees — Class L (Note D)	4
Distribution and Shareholder Services Fees — Class C (Note D)	2
Pricing Fees	9
Directors' Fees and Expenses	3
Sub Transfer Agency Fees — Class I	1
Sub Transfer Agency Fees — Class L	— @
Sub Transfer Agency Fees — Class C	— @
Other Expenses	16
Total Expenses	491
Waiver of Advisory Fees (Note B)	(176)
Reimbursement of Class Specific Expenses — Class L (Note B)	(1)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Expenses Reimbursed by Adviser (Note B)	(4)
Rebate from Morgan Stanley Affiliate (Note G)	(1)
Reimbursement of Custodian Fees (Note F)	(98)
Net Expenses	207
Net Investment Income	1,703
Realized Gain (Loss):
Investments Sold (Net of $8 of Capital Gain Country Tax)	(58)
Foreign Currency Forward Exchange Contracts	(51)
Foreign Currency Transactions	5
Futures Contracts	(20)
Net Realized Loss	(124)
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $10)	1,179
Foreign Currency Forward Exchange Contracts	(21)
Foreign Currency Translations	3
Futures Contracts	(4)
Net Change in Unrealized Appreciation (Depreciation)	1,157
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	1,033
Net Increase in Net Assets Resulting from Operations	$2,736

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Emerging Markets Fixed Income Opportunities Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2016 (000)	Year Ended December 31, 2015 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$1,703	$1,600
Net Realized Loss	(124)	(2,148)
Net Change in Unrealized Appreciation (Depreciation)	1,157	(223)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,736	(771)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(1,221)	(1,138)
Class A:
Net Investment Income	(62)	(45)
Class L:
Net Investment Income	(43)	(28)
Class C:
Net Investment Income	(11)	(5)
Class IS:
Net Investment Income	(43)	(430)
Total Distributions	(1,380)	(1,646)
Capital Share Transactions:(1)
Class I:
Subscribed	541	834
Issued due to a Tax-Free Reorganization	—	2,383
Distributions Reinvested	144	97
Redeemed	(760)	(1,155)
Class A:
Subscribed	195	36
Issued due to a Tax-Free Reorganization	—	937
Distributions Reinvested	51	35
Redeemed	(443)	(152)
Class L:
Issued due to a Tax-Free Reorganization	—	722
Distributions Reinvested	38	23
Redeemed	(42)	(85)
Class C:
Subscribed	2	210 *
Distributions Reinvested	10	4 *
Redeemed	(2)	—
Class IS:
Subscribed	—	18,208
Issued due to a Tax-Free Reorganization	—	8
Distributions Reinvested	—	403
Redeemed	—	(17,050)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(266)	5,458
Redemption Fees	— @	— @
Total Increase in Net Assets	1,090	3,041
Net Assets:
Beginning of Period	21,932	18,891
End of Period (Including Distributions in Excess of Net Investment Income of $(138) and $(113))	$23,022	$21,932

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Emerging Markets Fixed Income Opportunities Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2016 (000)	Year Ended December 31, 2015 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	58	94
Shares Issued due to a Tax-Free Reorganization	—	272
Shares Issued on Distributions Reinvested	16	12
Shares Redeemed	(85)	(131)
Net Increase (Decrease) in Class I Shares Outstanding	(11)	247
Class A:
Shares Subscribed	21	4
Shares Issued due to a Tax-Free Reorganization	—	107
Shares Issued on Distributions Reinvested	6	4
Shares Redeemed	(49)	(17)
Net Increase (Decrease) in Class A Shares Outstanding	(22)	98
Class L:
Shares Issued due to a Tax-Free Reorganization	—	83
Shares Issued on Distributions Reinvested	4	3
Shares Redeemed	(4)	(10)
Net Increase (Decrease) in Class L Shares Outstanding	(— @@)	76
Class C:
Shares Subscribed	— @@	23 *
Shares Issued on Distributions Reinvested	1	1 *
Shares Redeemed	(— @@)	—
Net Increase in Class C Shares Outstanding	1	24
Class IS:
Shares Subscribed	—	1,934
Shares Issued due to a Tax-Free Reorganization	—	1
Shares Issued on Distributions Reinvested	—	43
Shares Redeemed	—	(1,900)
Net Increase in Class IS Shares Outstanding	—	78

*  For the period April 30, 2015 through December 31, 2015.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

Emerging Markets Fixed Income Opportunities Portfolio

	Class I
	Year Ended December 31,								Period from May 24, 2012(2) to
Selected Per Share Data and Ratios	2016(1)		2015		2014		2013		December 31, 2012
Net Asset Value, Beginning of Period	$8.53		$9.22		$9.40		$11.11		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (3)	0.67		0.52		0.51		0.53		0.30
Net Realized and Unrealized Gain (Loss)	0.41		(0.68)		(0.19)		(1.50)		1.18
Total from Investment Operations	1.09		(0.16)		0.32		(0.97)		1.48
Distributions from and/or in Excess of:
Net Investment Income	(0.55)		(0.53)		(0.50)		(0.48)		(0.30)
Net Realized Gain	—		—		—		(0.26)		(0.07)
Total Distributions	(0.55)		(0.53)		(0.50)		(0.74)		(0.37)
Redemption Fees	0.00	(4)	0.00	(4)	—		0.00	(4)	—
Net Asset Value, End of Period	$9.07		$8.53		$9.22		$9.40		$11.11
Total Return (5)	12.80%		(1.83)%		3.38%		(8.79)%		14.83	%(8)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$20,332		$19,219		$18,492		$19,400		$22,597
Ratio of Expenses to Average Net Assets (10)	0.84	%(6)	0.83	%(6)	0.83	%(6)	0.84	%(6)	0.84	%(6)(9)
Ratio of Net Investment Income to Average Net Assets (10)	7.32	%(6)	5.74	%(6)	5.23	%(6)	5.14	%(6)	4.63	%(6)(9)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.01	%(9)
Portfolio Turnover Rate	116%		111%		95%		94%		29	%(8)
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.03%		1.82%		1.91%		2.15%		2.02	%(9)
Net Investment Income to Average Net Assets	6.13%		4.75%		4.15%		3.83%		3.45	%(9)

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Operations.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Amount is less than 0.005%.

(8)  Not Annualized.

(9)  Annualized.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

Emerging Markets Fixed Income Opportunities Portfolio

	Class A
	Year Ended December 31,								Period from May 24, 2012(2) to
Selected Per Share Data and Ratios	2016(1)		2015		2014		2013		December 31, 2012
Net Asset Value, Beginning of Period	$8.52		$9.21		$9.40		$11.11		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (3)	0.64		0.50		0.47		0.49		0.29
Net Realized and Unrealized Gain (Loss)	0.42		(0.69)		(0.19)		(1.49)		1.17
Total from Investment Operations	1.06		(0.19)		0.28		(1.00)		1.46
Distributions from and/or in Excess of:
Net Investment Income	(0.52)		(0.50)		(0.47)		(0.45)		(0.28)
Net Realized Gain	—		—		—		(0.26)		(0.07)
Total Distributions	(0.52)		(0.50)		(0.47)		(0.71)		(0.35)
Redemption Fees	0.00	(4)	0.00	(4)	—		0.00	(4)	—
Net Asset Value, End of Period	$9.06		$8.52		$9.21		$9.40		$11.11
Total Return (5)	12.53%		(2.14)%		2.90%		(9.05)%		14.66	%(9)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$972		$1,103		$291		$196		$111
Ratio of Expenses to Average Net Assets (11)	1.09	%(6)	1.20	%(6)	1.20	%(6)	1.14	%(6)(7)	1.09	%(6)(10)
Ratio of Net Investment Income to Average Net Assets (11)	7.03	%(6)	5.61	%(6)	4.88	%(6)	4.88	%(6)	4.38	%(6)(10)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.01	%(10)
Portfolio Turnover Rate	116%		111%		95%		94%		29	%(9)
(11) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.28%		2.49%		2.85%		2.76%		2.27	%(10)
Net Investment Income to Average Net Assets	5.84%		4.32%		3.23%		3.26%		3.20	%(10)

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Operations.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.20% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.10% for Class A shares.

(8)  Amount is less than 0.005%.

(9)  Not Annualized.

(10)  Annualized.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

Emerging Markets Fixed Income Opportunities Portfolio

	Class L
	Year Ended December 31,								Period from May 24, 2012(2) to
Selected Per Share Data and Ratios	2016(1)		2015		2014		2013		December 31, 2012
Net Asset Value, Beginning of Period	$8.51		$9.22		$9.39		$11.11		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (3)	0.62		0.49		0.45		0.47		0.25
Net Realized and Unrealized Gain (Loss)	0.41		(0.72)		(0.18)		(1.51)		1.18
Total from Investment Operations	1.03		(0.23)		0.27		(1.04)		1.43
Distributions from and/or in Excess of:
Net Investment Income	(0.49)		(0.48)		(0.44)		(0.42)		(0.25)
Net Realized Gain	—		—		—		(0.26)		(0.07)
Total Distributions	(0.49)		(0.48)		(0.44)		(0.68)		(0.32)
Redemption Fees	0.00	(4)	0.00	(4)	—		0.00	(4)	—
Net Asset Value, End of Period	$9.05		$8.51		$9.22		$9.39		$11.11
Total Return (5)	12.15%		(2.53)%		2.85%		(9.41)%		14.33	%(9)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$777		$735		$98		$100		$111
Ratio of Expenses to Average Net Assets (11)	1.45	%(6)	1.45	%(6)	1.45	%(6)	1.41	%(6)(7)	1.59	%(6)(10)
Ratio of Net Investment Income to Average Net Assets (11)	6.70	%(6)	5.44	%(6)	4.62	%(6)	4.57	%(6)	3.88	%(6)(10)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.01	%(10)
Portfolio Turnover Rate	116%		111%		95%		94%		29	%(9)
(11) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.78%		2.94%		4.10%		3.07%		2.77	%(10)
Net Investment Income to Average Net Assets	5.37%		3.95%		1.97%		2.91%		2.70	%(10)

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Operations.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.45% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.35% for Class L shares.

(8)  Amount is less than 0.005%.

(9)  Not Annualized.

(10)  Annualized.

The accompanying notes are an integral part of the financial statements.
20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

Emerging Markets Fixed Income Opportunities Portfolio

	Class C
Selected Per Share Data and Ratios	Year Ended December 31, 2016(1)		Period from April 30, 2015(2) to December 31, 2015
Net Asset Value, Beginning of Period	$8.52		$9.52
Income (Loss) from Investment Operations:
Net Investment Income (3)	0.54		0.32
Net Realized and Unrealized Gain (Loss)	0.43		(0.97)
Total from Investment Operations	0.97		(0.65)
Distributions from and/or in Excess of:
Net Investment Income	(0.44)		(0.35)
Redemption Fees	0.00	(4)	0.00	(4)
Net Asset Value, End of Period	$9.05		$8.52
Total Return (5)	11.60%		(6.95	)%(8)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$225		$202
Ratio of Expenses to Average Net Assets (10)	1.95	%(6)	1.95	%(6)(9)
Ratio of Net Investment Income to Average Net Assets (10)	5.87	%(6)	5.34	%(6)(9)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(7)	0.00	%(7)(9)
Portfolio Turnover Rate	116%		111%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	3.97%		6.28	%(9)
Net Investment Income to Average Net Assets	3.85%		1.01	%(9)

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business of the period.

(6)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Amount is less than 0.005%

(8)  Not Annualized.

(9)  Annualized.

The accompanying notes are an integral part of the financial statements.
21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

Emerging Markets Fixed Income Opportunities Portfolio

	Class IS
	Year Ended December 31,						Period from September 13, 2013(2) to
Selected Per Share Data and Ratios	2016(1)		2015		2014		December 31, 2013
Net Asset Value, Beginning of Period	$8.53		$9.22		$9.40		$9.65
Income (Loss) from Investment Operations:
Net Investment Income (3)	0.67		0.50		0.51		0.15
Net Realized and Unrealized Gain (Loss)	0.42		(0.66)		(0.19)		0.04
Total from Investment Operations	1.09		(0.16)		0.32		0.19
Distributions from and/or in Excess of:
Net Investment Income	(0.55)		(0.53)		(0.50)		(0.24)
Net Realized Gain	—		—		—		(0.20)
Total Distributions	(0.55)		(0.53)		(0.50)		(0.44)
Redemption Fees	0.00	(4)	0.00	(4)	—		0.00	(4)
Net Asset Value, End of Period	$9.07		$8.53		$9.22		$9.40
Total Return (5)	12.81%		(1.83)%		3.39%		1.92	%(9)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$716		$673		$10		$10
Ratio of Expenses to Average Net Assets (11)	0.82	%(6)	0.82	%(6)	0.82	%(6)	0.81	%(6)(7)(10)
Ratio of Net Investment Income to Average Net Assets (11)	7.33	%(6)	5.45	%(6)	5.25	%(6)	5.36	%(6)(10)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.01	%(10)
Portfolio Turnover Rate	116%		111%		95%		94%
(11) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.25%		1.86%		21.21%		7.70	%(10)
Net Investment Income (Loss) to Average Net Assets	5.90%		4.41%		(15.14)%		(1.53	)%(10)

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.82% for Class IS shares.

(8)  Amount is less than 0.005%.

(9)  Not Annualized.

(10)  Annualized.

The accompanying notes are an integral part of the financial statements.
22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-nine separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Emerging Markets Fixed Income Opportunities Portfolio. The Portfolio seeks high total return.

The Portfolio offers five classes of shares — Class I, Class A, Class L, Class C and Class IS. On April 30, 2015, the Portfolio suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

On September 28, 2015, the Portfolio acquired the net assets of the Emerging Markets Domestic Debt Portfolio ("Emerging Markets Domestic Debt Portfolio"), an open-end investment company. Based on the respective valuations as of the close of business on September 25, 2015, pursuant to a Plan of Reorganization approved by the shareholders of Emerging Markets Domestic Debt Portfolio on September 21, 2015 ("Reorganization"). The purpose of the transaction was to combine two portfolios managed by Morgan Stanley Investment Management Inc. with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 271,765 Class I shares of the Portfolio at a net asset value of $8.77 for 282,261 Class I shares of Emerging Markets Domestic Debt Portfolio; 106,956 Class A shares of the Portfolio at a net asset value of $8.76 for 108,632 Class A shares of Emerging Markets Domestic Debt Portfolio; 82,521 Class L shares of the Portfolio at a net asset value of $8.75 for 85,876 Class L shares of Emerging Markets Domestic Debt Portfolio; 874 Class IS shares of the Portfolio at a net asset value of $8.77 for 907 Class IS shares of Emerging Markets Domestic Debt Portfolio. The net assets of Emerging Markets Domestic Debt Portfolio before the Reorganization were approximately $4,050,000, including unrealized depreciation of approximately $589,000 at September 25, 2015. The investment portfolio of Emerging Markets Domestic Debt Portfolio, with a fair value of approximately $3,079,000 and identified cost of approximately $3,690,000 on September 25, 2015, was the principal asset acquired by the Portfolio. For financial reporting purposes, assets received and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received from Emerging Markets Domestic Debt Portfolio was carried forward to align ongoing reporting of the Portfolio's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the Reorganization, the net assets of the Portfolio were approximately $18,402,000. Immediately after the Reorganization, the net assets of the Portfolio were approximately $22,452,000.

Upon closing of the Reorganization, shareholders of Emerging Markets Domestic Debt Portfolio received shares of the Portfolio as follows:

Emerging Markets Domestic Debt Portfolio	Emerging Markets Fixed Income Opportunities Portfolio
Class I	Class I
Class A	Class A
Class L	Class L
Class IS	Class IS

Assuming the acquisition had been completed on January 1, 2015, the beginning of the annual reporting period of the Portfolio, the Portfolio's pro forma results of operations for the period ended December 31, 2015, are as follows:

Net investment income(1)	$2,023,000
Net realized gain and unrealized gain/loss(2)	$(4,861,000)
Net increase (decrease) in net assets resulting from operations	$(2,838,000)

(1) Approximately $1,600,000 as reported, plus approximately $373,000 Emerging Markets Domestic Debt Portfolio prior to the Reorganization, plus approximately $50,000 of estimated pro-forma eliminated expenses.

(2) Approximately $(2,371,000) as reported, plus approximately $(2,490,000) Emerging Markets Domestic Debt Portfolio prior to the Reorganization.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Emerging Markets Domestic Debt Portfolio that have been included in the Portfolio's Statement of Operations since September 28, 2015.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service/vendor approved by the Fund's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (2) an equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges; (3) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (5) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2016.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Corporate Bonds	$—	$7,310	$—	$7,310
Sovereign	—	14,201	—	14,201
Total Fixed Income Securities	—	21,511	—	21,511
Warrant	—	2	—	2
Short-Term Investments
Investment Company	1,125	—	—	1,125
Sovereign	—	51	—	51
Total Short-Term Investments	1,125	51	—	1,176
Foreign Currency Forward Exchange Contracts	—	51	—	51
Total Assets	1,125	21,615	—	22,740
Liabilities:
Foreign Currency Forward Exchange Contracts	—	(61)	—	(61)
Futures Contract	(4)	—	—	(4)
Total Liabilities	(4)	(61)	—	(65)
Total	$1,121	$21,554	$—	$22,675

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

of December 31, 2016, the Portfolio did not have any investments transfer between investment levels.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Structured Investments: The Portfolio invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Portfolio will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Portfolio is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

thinly traded or have a limited trading market and may have the effect of increasing the Portfolio's illiquidity to the extent that the Portfolio, at a particular time, may be unable to find qualified buyers for these securities.

5.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Portfolio also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Portfolio's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with which the Portfolio has open positions in the futures contract.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following tables set forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2016.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$51
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$(61)
Futures Contract	Variation Margin on Futures Contract	Interest Rate Risk	(4	)(a)
	Total		$(65)

(a) This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2016 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(51)
Interest Rate Risk	Futures Contracts	(20)
	Total	$(71)
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(21)
Interest Rate Risk	Futures Contracts	(4)
	Total	$(25)

At December 31, 2016, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives(b)	Assets(c) (000)	Liabilities(c) (000)
Foreign Currency Forward Exchange Contracts	$51	$(61)

(b) Excludes exchange traded derivatives.

(c) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio's net liability may be delayed or denied.

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2016.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
Citibank NA	$1	$(1)	$—	$0
JPMorgan Chase Bank NA	48	(48)	—	0
State Street Bank and Trust Co.	2	(— @)	—	2
Total	$51	$(49)	$—	$2
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged (000)	Net Amount (not less than $0) (000)
Citibank NA	$9	$(1)	$—	$8
JPMorgan Chase Bank NA	52	(48)	—	4
State Street Bank and Trust Co.	— @	(— @)	—	0
Total	$61	$(49)	$—	$12

@  Amount is less than $500.

For the year ended December 31, 2016, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$8,728,000
Futures Contracts:
Average monthly original value	$732,000

6.  Redemption Fees: The Portfolio will assess a 2% redemption fee on Class I shares, Class A shares, Class L shares, Class C shares and Class IS shares, which is paid directly to the Portfolio, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

7.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.75%	0.70%	0.65%

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

For the year ended December 31, 2016, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.00% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.85% for Class I shares, 1.20% for Class A shares, 1.45% for Class L shares, 1.95% for Class C shares and 0.82% for Class IS shares. For the year ended December 31, 2016, the fee waivers and/or expense reimbursements will continue for at least one year from the date of the Portfolio's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2016, approximately $176,000 of advisory fees were waived and approximately $9,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.25% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

In December 2015, the Fund's Custodian announced that it had identified inconsistencies in the way in which clients were invoiced for out-of-pocket from 1998 until November 2015. The dollar amount difference between what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The Custodian reimbursed the Portfolio directly, which was recognized as a change in accounting estimate and was reflected as "Reimbursement of Custodian Fees" in the Statement of Operations. Pursuant to the expense limitations described in Note B, the Portfolio has experienced waiver of advisory fees and expenses reimbursed by the Adviser during the current period. Accordingly, the reimbursement of out-of-pocket custodian expenses in the current period resulted in the reduction in the current period expenses reimbursed by the Adviser.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2016, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $25,757,000 and $26,648,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2016.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2016, advisory fees paid were reduced by approximately $1,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2016 is as follows:

Value December 31, 2015 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2016 (000)
$315	$17,620	$16,810	$1	$1,125

The Portfolio is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2016, the Portfolio did not engage in any cross-trade transactions.

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2016, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2016 and 2015 was as follows:

2016 Distributions Paid From:		2015 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$1,380	$—	$1,646	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, resulted in the following reclassifications among the components of net assets at December 31, 2016:

Distributions in Excess of Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$(348)	$348	$—

At December 31, 2016, the Portfolio had no distributable earnings on a tax basis.

At December 31, 2016, the Portfolio had available for federal income tax purposes unused short-term capital losses of approximately $1,383,000 and long-term capital losses of approximately $3,723,000 that do not have an expiration date. These amounts include capital losses acquired from MSIF Emerging Markets Domestic Debt that may be subject to limitation under IRC Section 382 in future years.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

During the year ended December 31, 2016, the Portfolio utilized capital loss carryforwards for U.S. federal income tax purposes of approximately $583,000.

Qualified late year losses are capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year that, if elected, are deemed to arise on the first day of the Portfolio's next taxable year. For the year ended December 31, 2016, the Portfolio deferred to January 1, 2017 for U.S. federal income tax purposes the following losses:

Qualified Late Year Ordinary Losses (000)	Post-October Capital Losses (000)
$7	$—

I. Credit Facility: As of April 4, 2016, the Fund and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "facility") with State Street. This facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or one month libor rate plus a spread. The facility also has a commitment fee of 0.25% per annum based on the unused portion of the facility. During the year ended December 31, 2016, the Portfolio did not have any borrowings under the facility.

J. Other: At December 31, 2016, the Portfolio did not have record owners of 10% or greater.

K. Accounting Pronouncements: In December 2016, FASB issued Accounting Standards update 2016-19 — Technical Corrections and Improvements ("ASU 2016-19"), which is effective for interim periods for all entities beginning after December 15, 2016. ASU 2016-19 includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. That amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. Although still evaluating the potential impacts of ASU 2016-19 to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

In October 2016, the Securities and Exchange Commission ("SEC") issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the Portfolio's net assets or results of operations. Although still evaluating the potential impacts of the Investment Company Reporting Modernization to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Emerging Markets Fixed Income Opportunities Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Emerging Markets Fixed Income Opportunities Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Emerging Markets Fixed Income Opportunities Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 28, 2017

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to nonaffiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (72) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				90

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (63) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	91	Director of various non-profit organizations.
Nancy C. Everett (61) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	91

Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

37

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (59) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	91

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (67) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	91	Director of NVR, Inc. (home construction).
Joseph J. Kearns (74) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	93	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

38

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (58) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				90	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (56) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Management Director, JPMorgan Asset Management (2013-2016); President, JPMorgan Funds (2010-2013), Chief Administrative Officer, JPMorgan Funds (2004-2010), Treasurer, JPMorgan Funds (2003-2004, 2008-2010), and Vice President and Board Liaison, JPMorgan Funds (2001-2004); Managing Director, J.P. Morgan Investment Management Inc. (2001-2013); Vice President of Finance, Pierpont Group (1996-2001); Vice President, Bank of New York (1995-1996); Senior Audit Manager, Price Waterhouse, LLP (1982-1995).	91	None.
Michael E. Nugent (80) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	92	None.
W. Allen Reed (69) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	91	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (84) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	92	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2016) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

39

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (53) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (51) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (49) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

40

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, 100 F Street, NE, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Portfolio of Morgan Stanley Institutional Fund, Inc., which describes in detail the Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

41

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2017 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIEMEDANN
1698757 EXP. 02.28.18

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Emerging Markets Leaders Portfolio

Annual Report

December 31, 2016

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	7
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	12
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	24
Federal Tax Notice	25
Privacy Notice	26
Director and Officer Information	29

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Portfolio of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Portfolio, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Emerging Markets Leaders Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2017

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Expense Example (unaudited)

Emerging Markets Leaders Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemption fees; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/16	Actual Ending Account Value 12/31/16	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Emerging Markets Leaders Portfolio Class I	$1,000.00	$962.60	$1,019.61	$5.43	$5.58	1.10	%***
Emerging Markets Leaders Portfolio Class A	1,000.00	961.10	1,017.44	7.54	7.76	1.53	***
Emerging Markets Leaders Portfolio Class C	1,000.00	957.00	1,013.67	11.22	11.54	2.28	***
Emerging Markets Leaders Portfolio Class IS	1,000.00	962.70	1,019.71	5.33	5.48	1.08	***

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

***  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Investment Overview (unaudited)

Emerging Markets Leaders Portfolio

The Portfolio seeks long-term capital appreciation.

Performance

For the year ended December 31, 2016, the Portfolio's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 3.08%, net of fees. The Portfolio's Class I shares underperformed the Portfolio's benchmark, MSCI Emerging Markets Net Index (the "Index"), which returned 11.19%.

Factors Affecting Performance

•  Emerging market equities rebounded in 2016 following a protracted period of poor performance relative to developed market equities, helped by still loose monetary policy in the U.S., as well as political momentum in places like Brazil, and a general recovery in commodity prices from low levels.

•  The fourth quarter was particularly challenging for the Portfolio as a number of global, local and stock specific events occurred simultaneously. The depreciation of the Mexican peso and the sell-off in the Mexican market following the Trump election, demonetization in India in November, noise around capital controls in China, and the de-rating of quality growth stocks all impacted the Portfolio within the quarter.

•  The top contributors to performance over the year were our holdings in a Peruvian bank, a South African quick-service restaurant operator and a Portugal-based owner of a supermarket chain in Poland.

•  The largest detractors from performance were our holdings in a Korean confectionary company, a Belgian beer and beverage company and a Hong Kong-based luggage retailer.

Management Strategies

•  We believe emerging market outperformance could be sustainable as emerging market gross domestic product growth accelerates relative to growth in the rest of the world. The combination of demographic pressure, lower trade volumes and a huge increase in debt in China remain structural impediments preventing the global economy from achieving the widespread high levels of economic growth of the last decade. We expect that the slowdown in global growth and the development of shale technology will temper the recent rise in commodities.

•  In such a macro environment, we believe the hunt for steady return and growth will bring renewed focus to the quality growth companies we are invested in. We continue to believe that staying the course in emerging market equities, by investing in a portfolio of high-quality growth businesses in countries where export dependency is limited, domestic consumer demand is strong and credit growth is in healthy early stages remains the best way to benefit from the growth opportunities unique to emerging markets.

*  Minimum Investment for Class I shares

**  Commenced Operations on June 30, 2011. Performance shown for the Portfolio's Class I shares reflects the performance of the Morgan Stanley Emerging Markets Leaders Fund (Cayman) LP, a private fund managed by the Adviser for periods prior to close of business on January 5, 2015, when the Portfolio acquired substantially all of the assets and liabilities of the Private Fund in exchange for shares of the Portfolio (the "Emerging Markets Leaders Reorganization").

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, C and IS shares will vary from the performance of Class I shares and will be negatively impacted by additional fees assessed to those classes (if applicable).

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Investment Overview (unaudited) (cont'd)

Emerging Markets Leaders Portfolio

Performance Compared to the MSCI Emerging Markets Net Index(1) the Lipper Emerging Markets Funds Index(2)

	Period Ended December 31, 2016 Total Returns(3)
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio — Class I Shares w/o sales charges(4)	3.08%	3.20%	—	0.99%
Portfolio — Class A Shares w/o sales charges(4)	2.63	3.04	—	0.84
Portfolio — Class A Shares with maximum 5.25% sales charges(4)	–2.73	1.93	—	–0.15
Portfolio — Class C Shares w/o sales charges(5)	1.89	—	—	–5.44
Portfolio — Class C Shares with maximum 1.00% deferred sales charges(5)	0.89	—	—	–5.44
Portfolio — Class IS Shares w/o sales charges(4)	3.09	3.21	—	0.99
MSCI Emerging Markets Net Index	11.19	1.28	—	–2.67
Lipper Emerging Market Funds Index	12.10	2.04	—	–1.91

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI Emerging Markets Net Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI Emerging Markets Net Index currently consists of 23 emerging market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Emerging Markets Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Emerging Markets Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Emerging Markets Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(4)  Pursuant to an agreement and plan of reorganization, between Morgan Stanley Institutional Fund, Inc., on behalf of the Portfolio, and Morgan Stanley Emerging Markets Leaders Fund (Cayman) LP, a private fund managed by the Adviser (the "Private Fund"), following close of business on January 5, 2015, the Portfolio acquired substantially all of the assets and liabilities of the Private Fund in exchange for shares of the Portfolio (the "Emerging Markets Leaders Reorganization"). The Private Fund commenced operations on June 30, 2011. The Portfolio adopted the performance history of the Private Fund. Performance shown for the Portfolio's Class I, Class A and Class IS shares reflects the performance of the limited partnership interests of the Private Fund, adjusted to reflect any applicable sales charge of the Class, but not adjusted for any other differences in expenses. If adjusted for other expenses, the historical returns would be different.

(5)  Commenced offering on April 30, 2015.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Portfolio, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Portfolio of Investments

Emerging Markets Leaders Portfolio

	Shares	Value (000)
Common Stocks (97.8%)
Belgium (5.6%)
Anheuser-Busch InBev N.V.	61,364	$6,495
Brazil (0.9%)
Banco Bradesco SA (Preference)	57,206	510
Itau Unibanco Holding SA (Preference)	47,977	499
		1,009
China (6.0%)
Tencent Holdings Ltd. (a)	284,300	6,955
Czech Republic (2.8%)
Komercni Banka AS	94,109	3,244
Germany (1.8%)
Adidas AG	13,068	2,066
Hong Kong (11.8%)
AIA Group Ltd.	1,058,400	5,971
Samsonite International SA	2,702,700	7,720
		13,691
Hungary (1.8%)
OTP Bank PLC	72,008	2,059
India (12.4%)
Apollo Hospitals Enterprise Ltd.	143,133	2,488
Colgate-Palmolive India Ltd.	233,016	3,106
Crompton Greaves Consumer Electricals Ltd. (b)	376,637	810
Godrej Consumer Products Ltd.	72,990	1,624
Ipca Laboratories Ltd. (b)	240,647	1,890
Marico Ltd.	697,636	2,677
Shriram Transport Finance Co., Ltd.	141,452	1,779
		14,374
Indonesia (7.4%)
Bank Mandiri Persero Tbk PT	4,606,800	3,958
Matahari Department Store Tbk PT	1,360,900	1,528
Sumber Alfaria Trijaya Tbk PT	66,770,291	3,097
		8,583
Korea, Republic of (9.3%)
CJ CGV Co., Ltd.	31,098	1,813
Hanssem Co., Ltd.	23,691	3,903
Orion Corp.	4,304	2,334
Osstem Implant Co., Ltd. (b)	53,458	2,687
		10,737
Mexico (6.7%)
Fomento Economico Mexicano SAB de CV ADR	58,216	4,436
Grupo Financiero Banorte SAB de CV Series O	665,704	3,279
		7,715
Peru (4.0%)
Credicorp Ltd.	29,119	4,597
Poland (3.7%)
Jeronimo Martins SGPS SA	275,397	4,273
	Shares	Value (000)
South Africa (9.8%)
Famous Brands Ltd.	589,581	$6,719
Life Healthcare Group Holdings Ltd.	1,208,646	2,869
Naspers Ltd., Class N	11,996	1,759
		11,347
Taiwan (4.0%)
King Slide Works Co. Ltd.	25,000	323
Poya International Co., Ltd.	258,420	2,995
Voltronic Power Technology Corp.	94,750	1,310
		4,628
Thailand (4.5%)
DKSH Holding AG	75,945	5,217
Turkey (0.7%)
Ulker Biskuvi Sanayi AS	187,137	857
United Kingdom (4.6%)
British American Tobacco PLC	93,423	5,321
Total Common Stocks (Cost $116,994)		113,168
Short-Term Investment (2.4%)
Investment Company (2.4%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $2,727)	2,727,031	2,727
Total Investments (100.2%) (Cost $119,721) (c)		115,895
Liabilities in Excess of Other Assets (–0.2%)		(233)
Net Assets (100.0%)		$115,662

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Portfolio's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Security trades on the Hong Kong exchange.

(b)  Non-income producing security.

(c)  At December 31, 2016, the aggregate cost for federal income tax purposes is approximately $119,902,000. The aggregate gross unrealized appreciation is approximately $4,705,000 and the aggregate gross unrealized depreciation is approximately $8,712,000, resulting in net unrealized depreciation of approximately $4,007,000.

ADR  American Depositary Receipt.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	36.8%
Banks	15.7
Beverages	9.4
Textiles, Apparel & Luxury Goods	8.4
Personal Products	6.4
Food & Staples Retailing	6.4
Internet Software & Services	6.0
Hotels, Restaurants & Leisure	5.8
Insurance	5.1
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Emerging Markets Leaders Portfolio

Statement of Assets and Liabilities	December 31, 2016 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $116,994)	$113,168
Investment in Security of Affiliated Issuer, at Value (Cost $2,727)	2,727
Total Investments in Securities, at Value (Cost $119,721)	115,895
Foreign Currency, at Value (Cost—@)	—	@
Tax Reclaim Receivable	33
Receivable for Portfolio Shares Sold	25
Dividends Receivable	11
Receivable from Affiliate	1
Other Assets	37
Total Assets	116,002
Liabilities:
Payable for Advisory Fees	236
Payable for Professional Fees	43
Payable for Custodian Fees	20
Deferred Capital Gain Country Tax	14
Payable for Portfolio Shares Redeemed	9
Payable for Administration Fees	8
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class IS	—	@
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Payable for Sub Transfer Agency Fees — Class I	—	@
Other Liabilities	9
Total Liabilities	340
Net Assets	$115,662
Net Assets Consist Of:
Paid-in-Capital	$120,654
Distributions in Excess of Net Investment Income	(242)
Accumulated Net Realized Loss	(923)
Unrealized Appreciation (Depreciation) on:
Investments	(3,826)
Foreign Currency Translations	(1)
Net Assets	$115,662

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Emerging Markets Leaders Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2016 (000)
CLASS I:
Net Assets	$25,374
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	2,607,295
Net Asset Value, Offering and Redemption Price Per Share	$9.73
CLASS A:
Net Assets	$821
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	84,942
Net Asset Value, Redemption Price Per Share	$9.67
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.54
Maximum Offering Price Per Share	$10.21
CLASS C:
Net Assets	$587
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	61,218
Net Asset Value, Offering and Redemption Price Per Share	$9.59
CLASS IS:
Net Assets	$88,880
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	9,131,313
Net Asset Value, Offering and Redemption Price Per Share	$9.73

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Emerging Markets Leaders Portfolio

Statement of Operations	Year Ended December 31, 2016 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $78 of Foreign Taxes Withheld)	$886
Dividends from Security of Affiliated Issuer (Note G)	13
Total Investment Income	899
Expenses:
Advisory Fees (Note B)	679
Professional Fees	108
Administration Fees (Note C)	60
Registration Fees	53
Custodian Fees (Note F)	39
Shareholder Reporting Fees	12
Transfer Agency Fees — Class I (Note E)	2
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	2
Pricing Fees	5
Shareholder Services Fees — Class A (Note D)	1
Distribution and Shareholder Services Fees — Class C (Note D)	3
Directors' Fees and Expenses	4
Offering Costs	3
Sub Transfer Agency Fees — Class I	— @
Sub Transfer Agency Fees — Class A	— @
Sub Transfer Agency Fees — Class C	— @
Other Expenses	22
Total Expenses	997
Waiver of Advisory Fees (Note B)	(138)
Rebate from Morgan Stanley Affiliate (Note G)	(13)
Reimbursement of Class Specific Expenses — Class A (Note B)	(1)
Reimbursement of Class Specific Expenses — Class C (Note B)	(1)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Reimbursement of Custodian Fees (Note F)	(18)
Net Expenses	824
Net Investment Income	75
Realized Gain (Loss):
Investments Sold	(528)
Investments in Affiliates	217
Foreign Currency Transactions	(52)
Net Realized Loss	(363)
Change in Unrealized Appreciation (Depreciation):
Investments	(1,852)
Foreign Currency Translations	(1)
Net Change in Unrealized Appreciation (Depreciation)	(1,853)
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(2,216)
Net Decrease in Net Assets Resulting from Operations	$(2,141)

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Emerging Markets Leaders Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2016 (000)	Period from January 5, 2015^ to December 31, 2015 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$75	$181
Net Realized Loss	(363)	(633)
Net Change in Unrealized Appreciation (Depreciation)	(1,853)	(1,974)
Net Decrease in Net Assets Resulting from Operations	(2,141)	(2,426)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(22)	(174)
Paid-in-Capital	(7)	—
Class A:
Net Investment Income	(— @)	(2)
Paid-in-Capital	(— @)	—
Class C:
Net Investment Income	(— @)	(1)
Paid-in-Capital	(— @)	—
Class IS:
Net Investment Income	(21)	(206)
Paid-in-Capital	(27)	—
Total Distributions	(77)	(383)
Capital Share Transactions:(1)
Class I:
Subscribed	15,872	14,859
Distributions Reinvested	15	38
Redeemed	(4,035)	(583)
Class A:
Subscribed	1,426	195
Distributions Reinvested	— @	1
Redeemed	(691)	(7)
Class C:
Subscribed	508	110 *
Distributions Reinvested	—- @	1 *
Class IS:
Subscribed	80,451	17,575
Distributions Reinvested	48	206
Redeemed	(5,300)	—
Net Increase in Net Assets Resulting from Capital Share Transactions	88,294	32,395
Redemption Fees	— @	—
Total Increase in Net Assets	86,076	29,586
Net Assets:
Beginning of Period	29,586	—
End of Period (Including Distributions in Excess of Net Investment Income of $(242) and $(223))	$115,662	$29,586

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Emerging Markets Leaders Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2016 (000)	Period from January 5, 2015^ to December 31, 2015 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	1,602	1,472
Shares Issued on Distributions Reinvested	2	4
Shares Redeemed	(413)	(60)
Net Increase in Class I Shares Outstanding	1,191	1,416
Class A:
Shares Subscribed	137	20
Shares Issued on Distributions Reinvested	— @@	—	@@
Shares Redeemed	(71)	(1)
Net Increase in Class A Shares Outstanding	66	19
Class C:
Shares Subscribed	51	11	*
Shares Issued on Distributions Reinvested	— @@	—	@@*
Net Increase in Class C Shares Outstanding	51	11
Class IS:
Shares Subscribed	7,981	1,663
Shares Issued on Distributions Reinvested	5	22
Shares Redeemed	(539)	—
Net Increase in Class IS Shares Outstanding	7,447	1,685

^   Date of Reorganization

*  For the period April 30, 2015 through December 31, 2015.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

Emerging Markets Leaders Portfolio

	Class I
Selected Per Share Data and Ratios	Year Ended December 31, 2016(1)		Period from January 5, 2015(2) to December 31, 2015
Net Asset Value, Beginning of Period	$9.45		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (3)	0.04		0.06
Net Realized and Unrealized Gain (Loss)	0.25		(0.49)
Total from Investment Operations	0.29		(0.43)
Distributions from and/or in Excess of:
Net Investment Income	(0.01)		(0.12)
Paid-in-Capital	(0.00	)(4)	—
Total Distributions	(0.01)		(0.12)
Redemption Fees	0.00	(4)	—
Net Asset Value, End of Period	$9.73		$9.45
Total Return (5)	3.08%		(4.26	)%(7)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$25,374		$13,379
Ratio of Expenses to Average Net Assets (9)	1.10	%(6)	1.14	%(6)(8)
Ratio of Net Investment Income to Average Net Assets (9)	0.37	%(6)	0.65	%(6)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%		0.01	%(8)
Portfolio Turnover Rate	45%		36%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.32%		2.80	%(8)
Net Investment Income (Loss) to Average Net Assets	0.15%		(1.01	)%(8)

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Date of Reorganization (close of business).

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Not Annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

Emerging Markets Leaders Portfolio

	Class A
Selected Per Share Data and Ratios	Year Ended December 31, 2016(1)		Period from January 5, 2015(2) to December 31, 2015
Net Asset Value, Beginning of Period	$9.43		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (3)	(0.03)		0.02
Net Realized and Unrealized Gain (Loss)	0.28		(0.48)
Total from Investment Operations	0.25		(0.46)
Distributions from and/or in Excess of:
Net Investment Income	(0.01)		(0.11)
Paid-in-Capital	(0.00	)(4)	—
Total Distributions	(0.01)		(0.11)
Redemption Fees	0.00	(4)	—
Net Asset Value, End of Period	$9.67		$9.43
Total Return (5)	2.63%		(4.61	)%(7)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$821		$182
Ratio of Expenses to Average Net Assets (9)	1.53	%(6)	1.54	%(6)(8)
Ratio of Net Investment Income (Loss) to Average Net Assets (9)	(0.33	)%(6)	0.21	%(6)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%		0.01	%(8)
Portfolio Turnover Rate	45%		36%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.96%		5.89	%(8)
Net Investment Loss to Average Net Assets	(0.76)%		(4.14	)%(8)

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Date of Reorganization (close of business).

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Not Annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

Emerging Markets Leaders Portfolio

	Class C
Selected Per Share Data and Ratios	Year Ended December 31, 2016(1)		Period from April 30, 2015(2) to December 31, 2015
Net Asset Value, Beginning of Period	$9.42		$10.61
Income (Loss) from Investment Operations:
Net Investment Loss (3)	(0.10)		(0.06)
Net Realized and Unrealized Gain (Loss)	0.28		(1.07)
Total from Investment Operations	0.18		(1.13)
Distributions from and/or in Excess of:
Net Investment Income	(0.01)		(0.06)
Paid-in-Capital	(0.00	)(4)	—
Total Distributions	(0.01)		(0.06)
Redemption Fees	0.00	(4)	—
Net Asset Value, End of Period	$9.59		$9.42
Total Return (5)	1.89%		(10.61	)%(8)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$587		$100
Ratio of Expenses to Average Net Assets (10)	2.28	%(6)	2.30	%(6)(9)
Ratio of Net Investment Loss to Average Net Assets (10)	(0.99	)%(6)	(0.85	)%(6)(9)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%		0.00	%(7)(9)
Portfolio Turnover Rate	45%		36%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	3.08%		5.73	%(9)
Net Investment Loss to Average Net Assets	(1.79)%		(4.28	)%(9)

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Amount is less than 0.005%.

(8)  Not Annualized.

(9)  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

Emerging Markets Leaders Portfolio

	Class IS
Selected Per Share Data and Ratios	Year Ended December 31, 2016(1)		Period from January 5, 2015(2) to December 31, 2015
Net Asset Value, Beginning of Period	$9.45		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (3)	(0.00	)(4)	0.07
Net Realized and Unrealized Gain (Loss)	0.29		(0.50)
Total from Investment Operations	0.29		(0.43)
Distributions from and/or in Excess of:
Net Investment Income	(0.01)		(0.12)
Paid-in-Capital	(0.00	)(4)	—
Total Distributions	(0.01)		(0.12)
Redemption Fees	0.00	(4)	—
Net Asset Value, End of Period	$9.73		$9.45
Total Return (5)	3.09%		(4.25	)%(9)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$88,880		$15,925
Ratio of Expenses to Average Net Assets (11)	1.08	%(6)	1.12	%(6)(7)(10)
Ratio of Net Investment Income (Loss) to Average Net Assets (11)	(0.00	)%(6)(8)	0.75	%(6)(10)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%		0.01	%(10)
Portfolio Turnover Rate	45%		36%
(11) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.31%		2.65	%(10)
Net Investment Loss to Average Net Assets	(0.23)%		(0.78	)%(10)

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Date of Reorganization (close of business).

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Effective September 30, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.10% for Class IS shares. Prior to September 30, 2015, the maximum ratio was 1.15% for Class IS shares.

(8)  Amount is less than 0.005%

(9)  Not Annualized.

(10)  Annualized.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-nine separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Emerging Markets Leaders Portfolio. The Portfolio seeks long-term capital appreciation.

Effective June 30, 2016, Morgan Stanley Investment Management Limited ("MSIM Limited") is no longer a Sub-Adviser to the Portfolio.

The Portfolio offers four classes of shares — Class I, Class A, Class C and Class IS.

Pursuant to an agreement and plan of reorganization, between the Fund, on behalf of the Portfolio, and Morgan Stanley Emerging Markets Leaders Fund (Cayman) LP, a private fund managed by the Adviser (the "Private Fund"), at the close of business on January 5, 2015, the Portfolio acquired substantially all of the assets and liabilities of the Private Fund in exchange for shares of the Portfolio (the "Reorganization"). For financial reporting purposes, the net assets received and shares issued by the Portfolio were recorded at fair value. The investment income and realized and unrealized gain/loss presented in the Statements of Operations represent the revenue and earnings of the Portfolio subsequent to the Reorganization. The partners of the Private Fund were issued 1,104,016 shares of beneficial interest in the Portfolio at a net asset value of $10.00, in exchange for their collective interest in the Private Fund, totaling $11,040,160 in net assets. The Private Fund commenced operations on June 30, 2011, and had an investment objective, policies, and strategies that were, in all material respects, the same as those of the Portfolio, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Portfolio. However, the Private Fund was not registered as an investment company under the Act, and therefore was not subject to certain investment limitations, diversification requirements, liquidity requirements, and other restrictions imposed by the Act and the Internal Revenue Code of 1986, as amended (the "Code"), which, if applicable, may have adversely affected its performance.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Fund's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Company ("MSIM Company") (the "Sub-Advisers"), a whole owned subsidiary of Morgan Stanley, determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

  The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and over-

sight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

  The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2016.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Banks	$18,146	$—	$—	$18,146
Beverages	10,931	—	—	10,931
Consumer Finance	1,779	—	—	1,779
Electrical Equipment	1,310	—	—	1,310
Food & Staples Retailing	7,370	—	—	7,370
Food Products	3,191	—	—	3,191
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Health Care Equipment & Supplies	$2,687	$—	$—	$2,687
Health Care Providers & Services	5,357	—	—	5,357
Hotels, Restaurants & Leisure	6,719	—	—	6,719
Household Durables	4,713	—	—	4,713
Insurance	5,971	—	—	5,971
Internet Software & Services	6,955	—	—	6,955
Machinery	323	—	—	323
Media	3,572	—	—	3,572
Multi-line Retail	4,523	—	—	4,523
Personal Products	7,407	—	—	7,407
Pharmaceuticals	1,890	—	—	1,890
Professional Services	5,217	—	—	5,217
Textiles, Apparel & Luxury Goods	9,786	—	—	9,786
Tobacco	5,321	—	—	5,321
Total Common Stocks	113,168	—	—	113,168
Short-Term Investment
Investment Company	2,727	—	—	2,727
Total Assets	$115,895	$—	$—	$115,895

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2016, securities with a total value of approximately $61,574 transferred from Level 2 to Level 1. Securities that were valued using other significant observable inputs at December 31, 2015 were valued using unadjusted quoted prices at December 31, 2016.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Redemption Fees: The Portfolio will assess a 2% redemption fee on Class I shares, Class A shares, Class C shares and Class IS shares, which is paid directly to the Portfolio, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

5.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Over $1 billion
0.90%	0.85%

For the year ended December 31, 2016, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.70% of the Portfolio's average daily net assets.

Pursuant to the Reorganization, the Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.20% for Class I shares, 1.55% for Class A shares, 2.30% for Class C shares and 1.10% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least three years from the date of the Reorganization or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2016, approximately $138,000 of advisory fees were waived and approximately $4,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Portfolio with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State

Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and Sub-Adviser and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

In December 2015, the Fund's Custodian announced that it had identified inconsistencies in the way in which clients were invoiced for out-of-pocket expenses from 1998 until November 2015. The dollar amount difference between what

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The Custodian reimbursed the Portfolio directly, which was recognized as a change in accounting estimate and was reflected as "Reimbursement of Custodian Fees" in the Statement of Operations. Pursuant to the expense limitations described in Note B, the Portfolio has experienced waiver of advisory fees and expenses reimbursed by the Adviser during the current period. Accordingly, the reimbursement of out-of-pocket custodian expenses in the current period resulted in the reduction in the current period waiver of advisory fees and expenses reimbursed by the Adviser.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2016, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $119,290,000 and $31,412,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2016.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2016, advisory fees paid were reduced by approximately $7,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2016 is as follows:

Value December 31, 2015 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2016 (000)
$1,066	$114,562	$112,901	$13	$2,727

The Portfolio invests in Morgan Stanley India Investment Fund, Inc., a closed-end management investment company advised by an affiliate of the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Morgan Stanley India Investment Fund, Inc. For the year ended December 31, 2016, advisory fees paid were reduced by approximately $6,000 relating to the Portfolio's investment in the Morgan Stanley India Investment Fund, Inc.

A summary of the Portfolio's transactions in shares of the Morgan Stanley India Investment Fund, Inc. during the year ended December 31, 2016 is as follows:

Value December 31, 2016 (000)	Purchases at Cost (000)	Sales (000)	Realized Loss (000)	Dividend Income (000)	Value December 31, 2016 (000)
$—	$2,949	$3,166	$217	$—	$—

The Portfolio is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2016, the Portfolio did not engage in any cross-trade transactions.

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the two-year period ended December 31, 2016 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2016 and 2015 was as follows:

2016 Distributions Paid From:			2015 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Paid-in- Capital (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$43	$—	$34	$383	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and a dividend redesignation, resulted in the following reclassifications among the Portfolio's components of net assets at December 31, 2016:

Distributions in Excess of Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$(51)	$52	$(1)

At December 31, 2016, the Portfolio had no distributable earnings on a tax basis.

At December 31, 2016, the Portfolio had available for federal income tax purposes unused short-term capital losses of approximately $608,000 and long-term capital losses of approximately $134,000 that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

Qualified late year losses are capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year that, if elected, are deemed to arise on the first day of the Portfolio's next taxable year. For the year ended December 31, 2016, the Portfolio deferred to January 1, 2017 for U.S. federal income tax purposes the following losses:

Qualified Late Year Ordinary Losses (000)	Post-October Capital Losses (000)
$6	$—

I. Credit Facility: As of April 4, 2016, the Fund and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "facility") with State Street. This facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or one month libor rate plus a spread. The facility also has a commitment fee of 0.25% per annum based on the unused portion of the facility. During the year ended December 31, 2016, the Portfolio did not have any borrowings under the facility.

J. Other: At December 31, 2016, the Portfolio had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 67.2%.

K. Accounting Pronouncements: In December 2016, FASB issued Accounting Standards update 2016-19 — Technical Corrections and Improvements ("ASU 2016-19"), which is effective for interim periods for all entities beginning after December 15, 2016. ASU 2016-19 includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. That amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. Although still evaluating the potential impacts of ASU 2016-19 to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

In October 2016, the Securities and Exchange Commission ("SEC") issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the Portfolio's net assets or results of operations. Although still evaluating the potential impacts of the Investment Company Reporting Modernization to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of
Emerging Markets Leaders Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Emerging Markets Leaders Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2016, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Emerging Markets Leaders Portfolio at December 31, 2016, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 28, 2017

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2016. For corporate shareholders, 38.8% of the dividends qualified for the dividends received deduction.

For federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2016. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of approximately $153,000 as taxable at this lower rate.

The Portfolio intends to pass through foreign tax credits of approximately $76,000 and has derived net income from sources within foreign countries amounting to approximately $901,000.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to nonaffiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (72) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				90

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (63) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	91	Director of various non-profit organizations.
Nancy C. Everett (61) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	91

Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (59) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	91

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (67) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	91	Director of NVR, Inc. (home construction).
Joseph J. Kearns (74) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	93	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (58) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				90	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (56) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Management Director, JPMorgan Asset Management (2013-2016); President, JPMorgan Funds (2010-2013), Chief Administrative Officer, JPMorgan Funds (2004-2010), Treasurer, JPMorgan Funds (2003-2004, 2008-2010), and Vice President and Board Liaison, JPMorgan Funds (2001-2004); Managing Director, J.P. Morgan Investment Management Inc. (2001-2013); Vice President of Finance, Pierpont Group (1996-2001); Vice President, Bank of New York (1995-1996); Senior Audit Manager, Price Waterhouse, LLP (1982-1995).	91	None.
Michael E. Nugent (80) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	92	None.
W. Allen Reed (69) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	91	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (84) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	92	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2016) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (53) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (51) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (49) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, 100 F Street, NE, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Portfolio of Morgan Stanley Institutional Fund, Inc., which describes in detail the Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

33

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2017 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIEMLANN
1696344 EXP. 02.28.18

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Emerging Markets Portfolio

Annual Report

December 31, 2016

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	10
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	15
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	31
Federal Tax Notice	32
Privacy Notice	33
Director and Officer Information	36

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Portfolio of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Portfolio, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Emerging Markets Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2017

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Expense Example (unaudited)

Emerging Markets Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemption fees; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/16	Actual Ending Account Value 12/31/16	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Emerging Markets Portfolio Class I	$1,000.00	$1,001.60	$1,020.06	$5.08	$5.13	1.01	%***
Emerging Markets Portfolio Class A	1,000.00	999.60	1,018.10	7.04	7.10	1.40	***
Emerging Markets Portfolio Class L	1,000.00	997.00	1,015.23	9.89	9.98	1.97	***
Emerging Markets Portfolio Class C	1,000.00	995.70	1,013.98	11.14	11.24	2.22	***
Emerging Markets Portfolio Class IS	1,000.00	1,001.80	1,020.11	5.03	5.08	1.00	***

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

***  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Investment Overview (unaudited)

Emerging Markets Portfolio

The Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.

Performance

For the year ended December 31, 2016, the Portfolio's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 6.73%, net of fees. The Portfolio's Class I shares underperformed the Portfolio's benchmark, the MSCI Emerging Markets Net Index (the "Index"), which returned 11.19%.

Factors Affecting Performance

•  Emerging markets ("EM") equities outperformed developed market equities in 2016, with the Index returning +11.19% versus the MSCI World Index's return of +7.51%.(i) Emerging markets were boosted by a combination of both domestic and external factors, contributing to improved investor sentiment: China's growth in such areas as car and residential sales, and industrial production came in better than expected; India passed important tax reform; Brazil's senate voted to impeach former President Dilma Rousseff, creating optimism that Acting President Michel Temer may be able to accomplish critical reform. Externally, the European Central Bank kept policy rates unchanged, the Bank of Japan committed to expanding its monetary base and the U.S. Federal Reserve maintained its dovish monetary policy.

•  Positive contributors to the Portfolio's performance during the period included our stock selection and underweight allocation to China and our stock selection and overweight allocation to Peru. Stock selection in Pakistan also contributed, as did the Portfolio's zero allocation to Malaysia. Stock selection in India added value, though it was partially offset by an unfavorable overweight allocation. Stock selection in Panama and Turkey also contributed.

•  Key detractors from performance included the Portfolio's stock selection and underweight allocation to Taiwan and Russia, as well as stock selection and a neutral allocation to Brazil. Stock selection in Korea, Indonesia and South Africa also hampered returns.

•  From a sector perspective, stock selection in and underweight allocations to health care and telecommunications contributed to returns. Stock selection in consumer staples and information technology also added to results but gains were partially offset by the negative impact of an overweight to consumer staples and underweight to information technology. Stock selection in and an underweight allocation to the energy sector detracted from results, as did stock selection in financials.

Management Strategies

•  The outlook for emerging markets overall finally began improving in 2016 after five previously disappointing years. In a world facing lower economic growth from a combination of demographic pressure, lower trade volumes and a huge increase in debt, we own what we call a "post-China world" portfolio, seeking those pockets of growth in countries where we believe domestic consumer demand is strong and credit growth is in healthy early stages — and far from the excess as it has been in China, Brazil and Turkey.

•  In our view, the building blocks are in place for recovery in many EM countries. Markets may still experience some turbulence from the potential for disappointment with China's growth or any depreciation of China's currency and uncertainty about the course of the U.S. presidential election, economic outlook and precise path of the Federal Reserve.

•  From a thematic perspective, we continue to own and seek companies benefiting from healthy domestic demand and the growth of the aging population, where demand is high for health care and consumer experiences and services, including travel and leisure activities. We also see demand for financial services in countries with low credit penetration. We are seeking to minimize the Portfolio's exposure to countries highly dependent on trade and where credit growth has greatly exceeded the pace of economic growth over the past five years. With global trade declining as protectionism is becoming more politically appealing and geopolitical tension rising in such areas as the South China Sea and the Middle East, we are also focused on identifying innovative companies benefiting from domestic infrastructure projects and defense spending.

(i)  Source: FactSet and Morgan Stanley Investment Management. Emerging markets and developed markets are represented by the MSCI Emerging Markets Index and MSCI World Index, respectively.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Investment Overview (unaudited) (cont'd)

Emerging Markets Portfolio

•  We still consider Central and Eastern Europe an attractive investment opportunity. Growth in the region remains healthy, mostly driven by strong consumption, which has been boosted by rising employment, growing real wages and increasingly more affordable credit. After years of tightening, fiscal policy is set to loosen, but budget deficits should remain below the 3% level. Investment lagged in 2016 due to less absorption of European Union funds, but absorption should accelerate in 2017, driving up public fixed investment spending and further supporting growth.

•  As we have for many years, we remain underweight in China and countries with decelerating growth or heavy dependence on exports such as Russia, Taiwan and Korea in the portfolio. Debt levels in China continue to rise to unprecedented levels and ongoing overcapacity issues and the continued property downturn will likely lead to further weakness in industrial production and related investment.

•  We also remain positive on the Philippines. In our view, the Philippines continues to deliver some of the most attractive well-rounded growth with the business process outsourcing sector performing well, keeping overall consumption fairly strong. Growth in Pakistan continues to pick up with strong consumer demand and increasing investment, though exports are weak. We remain overweight in Mexico, although we are closely monitoring what policies the upcoming Trump administration will implement. There is positive sentiment surrounding the energy sector and Pemex with the successful bidding of deepwater auctions in the early December round, which will likely boost foreign direct investment and oil production in the medium term. It finally seems like the tide is turning and oil production in Mexico should begin to recover in 2018.

•  In Indonesia, we increased our overweight during the third quarter on the improving growth outlook and reform momentum under the Jokowi administration. Turning the economy from externally focused on commodities revenues inward to domestic demand takes time and requires reform, but Indonesia is slowly heading in that direction.

We believe that reform in Brazil is finally moving in the right direction. The deep recession of the past three years is finally fading and gross domestic growth projections for 2017 are expected to turn positive on the face of improving consumer and business confidence.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Investment Overview (unaudited) (cont'd)

Emerging Markets Portfolio

*  Minimum Investment for Class I shares

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, Cand IS shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the MSCI Emerging Markets Net Index(1) and the Lipper Emerging Markets Funds Index(2)

	Period Ended December 31, 2016 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(9)
Portfolio — Class I Shares w/o sales charges(4)	6.73%	1.74%	0.98%	7.23%
Portfolio — Class A Shares w/o sales charges(5)	6.37	1.43	0.70	6.01
Portfolio — Class A Shares with maximum 5.25% sales charges(5)	0.80	0.35	0.16	5.74
Portfolio — Class L Shares w/o sales charges(6)	5.80	—	—	–1.51
Portfolio — Class C Shares w/o sales charges(8)	5.56	—	—	–8.29
Portfolio — Class C Shares with maximum 1.00% deferred sales charges(8)	4.56	—	—	–8.29
Portfolio — Class IS Shares w/o sales charges(7)	6.79	—	—	–2.07
MSCI Emerging Markets Net Index	11.19	1.28	1.84	6.94
Lipper Emerging Market Funds Index	12.10	2.04	1.54	—

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI Emerging Markets Net Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI Emerging Markets Net Index currently consists of 23 emerging market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Emerging Market Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Emerging Market Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Emerging Market Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on September 25, 1992.

(5)  Commenced offering on January 2, 1996.

(6)  Commenced offering on April 27, 2012.

(7)  Commenced offering on September 13, 2013.

(8)  Commenced offering on April 30, 2015.

(9)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Portfolio, not the inception of the Index.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Portfolio of Investments

Emerging Markets Portfolio

	Shares	Value (000)
Common Stocks (98.0%)
Argentina (0.9%)
Banco Macro SA ADR	62,067	$3,994
Grupo Financiero Galicia SA ADR	154,083	4,148
		8,142
Austria (0.9%)
Erste Group Bank AG (a)	302,877	8,871
Brazil (8.9%)
Banco Bradesco SA (Preference)	1,665,972	14,844
BRF SA	813,232	12,056
Itau Unibanco Holding SA (Preference)	1,589,996	16,537
Lojas Renner SA	997,817	7,103
MercadoLibre, Inc.	67,306	10,509
Petroleo Brasileiro SA (a)	1,297,761	6,755
Petroleo Brasileiro SA (Preference) (a)	1,646,737	7,524
Raia Drogasil SA	511,327	9,613
		84,941
Chile (0.6%)
SACI Falabella	771,414	6,126
China (17.6%)
Alibaba Group Holding Ltd. ADR (a)	155,458	13,651
Bank of China Ltd. H Shares (b)	36,732,000	16,295
China Construction Bank Corp. H Shares (b)	23,853,750	18,364
China Machinery Engineering Corp. H Shares (b)	2,489,000	1,579
China Mengniu Dairy Co., Ltd. (b)	1,788,000	3,445
China Mobile Ltd. (b)	1,912,500	20,273
China Overseas Land & Investment Ltd. (b)	808,000	2,141
China Pacific Insurance Group Co., Ltd. H Shares (b)	2,203,600	7,687
China Unicom Hong Kong Ltd. (b)	3,678,000	4,283
Chongqing Changan Automobile Co., Ltd. B Shares	796,702	1,139
CRCC High-Tech Equipment Corp., Ltd. H Shares (b)	3,971,000	1,593
CSPC Pharmaceutical Group Ltd. (b)	3,610,000	3,855
Huadian Power International Corp., Ltd. H Shares (b)	3,594,000	1,627
JD.com, Inc. ADR (a)	232,930	5,926
NetEase, Inc. ADR	15,488	3,335
New Oriental Education & Technology Group, Inc. ADR (a)	69,638	2,932
PetroChina Co., Ltd. H Shares (b)	5,746,000	4,283
Shanghai Jin Jiang International Hotels Group Co., Ltd. H Shares (b)	3,796,000	1,003
Shenzhen International Holdings Ltd. (b)	1,365,000	1,989
Shenzhou International Group Holdings Ltd. (b)(c)	887,000	5,611
TAL Education Group ADR (a)	56,633	3,973
Tencent Holdings Ltd. (b)	1,784,700	43,659
		168,643
	Shares	Value (000)
Colombia (0.7%)
Cemex Latam Holdings SA (a)	599,961	$2,258
Grupo de Inversiones Suramericana SA	211,073	2,686
Grupo de Inversiones Suramericana SA (Preference)	161,171	1,987
		6,931
Czech Republic (0.9%)
Komercni Banka AS	253,228	8,730
Egypt (0.5%)
Commercial International Bank Egypt SAE	1,237,610	4,987
Germany (0.7%)
Adidas AG	43,632	6,896
Hong Kong (2.6%)
AIA Group Ltd.	1,939,800	10,944
Samsonite International SA	4,730,700	13,513
		24,457
Hungary (0.5%)
OTP Bank PLC	163,161	4,665
India (7.9%)
Ashok Leyland Ltd.	8,216,508	9,697
Bharat Financial Inclusion Ltd. (a)	391,783	3,394
Bharat Petroleum Corp., Ltd.	884,973	8,286
HDFC Bank Ltd.	346,513	6,753
IndusInd Bank Ltd.	583,945	9,532
Larsen & Toubro Ltd.	96,727	1,923
Marico Ltd.	1,347,532	5,171
Maruti Suzuki India Ltd.	74,951	5,874
Shree Cement Ltd.	46,415	10,076
Shriram Transport Finance Co., Ltd.	435,932	5,482
Zee Entertainment Enterprises Ltd.	1,391,649	9,290
		75,478
Indonesia (5.4%)
Astra International Tbk PT	10,173,700	6,249
Bank Mandiri Persero Tbk PT	10,717,100	9,208
Bank Negara Indonesia Persero Tbk PT	12,375,000	5,075
Bumi Serpong Damai Tbk PT	37,034,400	4,824
Link Net Tbk PT	11,183,300	4,275
Matahari Department Store Tbk PT	2,407,100	2,702
Semen Indonesia Persero Tbk PT	9,285,800	6,324
Telekomunikasi Indonesia Persero Tbk PT	29,777,200	8,797
XL Axiata Tbk PT (a)	23,227,900	3,982
		51,436
Korea, Republic of (11.2%)
Amorepacific Corp.	19,263	5,128
CJ Corp.	34,099	5,279
Cosmax, Inc.	25,037	2,477
Coway Co., Ltd.	68,346	4,997
Hanwha Techwin Co., Ltd.	79,983	2,877
Hugel, Inc. (a)	15,096	4,013
Hyundai Development Co-Engineering & Construction	176,725	6,577

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Portfolio of Investments (cont'd)

Emerging Markets Portfolio

	Shares	Value (000)
Korea, Republic of (cont'd)
Hyundai Motor Co.	26,873	$3,248
Hyundai Wia Corp.	20,000	1,209
Innocean Worldwide, Inc. (c)	49,212	2,327
Korea Aerospace Industries Ltd.	90,668	5,030
Mando Corp.	21,818	4,236
NAVER Corp.	13,053	8,376
Nexon Co., Ltd.	342,900	4,970
Samsung Electronics Co., Ltd.	22,067	32,923
Samsung Electronics Co., Ltd. (Preference)	7,829	9,289
SK Holdings Co., Ltd.	22,061	4,192
		107,148
Mexico (5.7%)
Alfa SAB de CV	2,818,215	3,488
Alsea SAB de CV	1,444,672	4,127
Cemex SAB de CV ADR (a)(c)	1,520,186	12,207
Fomento Economico Mexicano SAB de CV ADR	158,890	12,109
Grupo Financiero Banorte SAB de CV Series O	2,908,829	14,327
Grupo Financiero Santander Mexico SAB de CV ADR	515,305	3,705
Mexichem SAB de CV	2,209,439	5,013
		54,976
Pakistan (1.8%)
Lucky Cement Ltd.	864,000	7,151
United Bank Ltd.	4,266,800	9,750
		16,901
Panama (0.6%)
Copa Holdings SA, Class A	66,555	6,045
Peru (2.2%)
Cia de Minas Buenaventura SA ADR	464,683	5,242
Credicorp Ltd.	102,549	16,188
		21,430
Philippines (3.6%)
Ayala Corp.	299,610	4,403
BDO Unibank, Inc.	1,637,000	3,691
DMCI Holdings, Inc.	15,428,600	4,115
International Container Terminal Services, Inc.	2,414,460	3,495
Metro Pacific Investments Corp.	37,100,200	4,970
Metropolitan Bank & Trust Co.	4,585,327	6,696
SM Investments Corp.	566,485	7,464
		34,834
Poland (3.9%)
Bank Pekao SA	141,199	4,245
Bank Zachodni WBK SA	66,282	5,005
CCC SA	139,467	6,784
Eurocash SA	362,493	3,408
Jeronimo Martins SGPS SA	433,710	6,729
LPP SA	2,842	3,853
Powszechna Kasa Oszczednosci Bank Polski SA (a)	1,063,265	7,150
		37,174
	Shares	Value (000)
Russia (3.2%)
Gazprom PJSC ADR	31,560	$161
Gazprom PJSC ADR	2,241,557	11,320
Mail.ru Group Ltd. GDR (a)	251,876	4,622
MMC Norilsk Nickel PJSC ADR	278,929	4,685
X5 Retail Group N.V. GDR (a)	153,664	4,986
Yandex N.V., Class A (a)	247,570	4,984
		30,758
South Africa (5.5%)
AVI Ltd.	613,098	4,079
Clicks Group Ltd.	495,117	4,164
Mondi PLC	409,764	8,316
Naspers Ltd., Class N	120,784	17,713
Steinhoff International Holdings N.V. H Shares	1,936,561	10,051
Vodacom Group Ltd.	723,467	8,028
		52,351
Taiwan (8.6%)
Advanced Semiconductor Engineering, Inc.	5,451,000	5,590
Catcher Technology Co., Ltd.	773,000	5,372
Delta Electronics, Inc.	1,042,557	5,160
E.Sun Financial Holding Co., Ltd.	6,166,000	3,511
Eclat Textile Co., Ltd.	256,657	2,688
Fubon Financial Holding Co., Ltd.	1,112,000	1,760
Hon Hai Precision Industry Co., Ltd.	2,791,700	7,293
Largan Precision Co., Ltd.	49,000	5,762
PChome Online, Inc.	238,753	2,096
Pegatron Corp.	1,770,000	4,229
President Chain Store Corp.	328,000	2,351
Taiwan Mobile Co., Ltd.	1,031,000	3,327
Taiwan Semiconductor Manufacturing Co., Ltd.	4,785,205	26,948
Uni-President Enterprises Corp.	3,683,290	6,103
Yeong Guan Energy Technology Group Co., Ltd.	240,000	767
		82,957
Thailand (2.9%)
Bangkok Dusit Medical Services PCL (Foreign)	8,578,400	5,534
Central Pattana PCL (Foreign)	1,912,300	3,030
DKSH Holding AG	95,666	6,572
Kasikornbank PCL (Foreign)	966,500	4,791
Kasikornbank PCL NVDR	126,000	624
Minor International PCL (Foreign)	2,788,270	2,784
Sino-Thai Engineering & Construction PCL (Foreign)	5,934,200	4,598
		27,933
Turkey (0.3%)
Arcelik AS	353,573	2,125
Ulker Biskuvi Sanayi AS	125,376	575
		2,700
United States (0.4%)
Nien Made Enterprise Co., Ltd.	398,000	4,106
Total Common Stocks (Cost $827,104)		939,616
The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Portfolio of Investments (cont'd)

Emerging Markets Portfolio

	Shares	Value (000)
Short-Term Investments (1.9%)
Securities held as Collateral on Loaned Securities (0.0%)
Investment Company (0.0%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $248)	248,250	$248
Investment Company (1.9%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $18,362)	18,362,368	18,362
Total Short-Term Investments (Cost $18,610)		18,610
Total Investments (99.9%) (Cost $845,714) Including $12,590 of Securities Loaned (d)(e)		958,226
Other Assets in Excess of Liabilities (0.1%)		1,225
Net Assets (100.0%)		$959,451

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Portfolio's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  All or a portion of this security was on loan at December 31, 2016.

(d)  Securities are available for collateral in connection with an open foreign currency forward exchange contract.

(e)  At December 31, 2016, the aggregate cost for federal income tax purposes is approximately $851,453,000. The aggregate gross unrealized appreciation is approximately $164,153,000 and the aggregate gross unrealized depreciation is approximately $57,380,000, resulting in net unrealized appreciation of approximately $106,773,000.

ADR  American Depositary Receipt.

GDR  Global Depositary Receipt.

NVDR  Non-Voting Depositary Receipt.

PJSC  Public Joint Stock Company.

Foreign Currency Forward Exchange Contract:

The Portfolio had the following foreign currency forward exchange contract open at December 31, 2016:

Counterparty	Contracts to Deliver (000)		In Exchange For (000)	Delivery Date	Unrealized Appreciation (000)
UBS AG	EUR	18,673	$19,937	1/19/17	$264

EUR  —  Euro

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	63.0%
Banks	22.1
Internet Software & Services	9.5
Tech Hardware, Storage & Peripherals	5.4
Total Investments	100.0	%***

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2016.

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include an open foreign currency forward exchange contract with unrealized appreciation of approximately $264,000.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Emerging Markets Portfolio

Statement of Assets and Liabilities	December 31, 2016 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $827,104)	$939,616
Investment in Security of Affiliated Issuer, at Value (Cost $18,610)	18,610
Total Investments in Securities, at Value (Cost $845,714)	958,226
Foreign Currency, at Value (Cost $1,280)	1,308
Receivable for Investments Sold	3,939
Dividends Receivable	1,150
Receivable for Portfolio Shares Sold	539
Unrealized Appreciation on Foreign Currency Forward Exchange Contract	264
Tax Reclaim Receivable	342
Receivable from Affiliate	6
Other Assets	91
Total Assets	965,865
Liabilities:
Payable for Investments Purchased	2,792
Payable for Advisory Fees	1,959
Deferred Capital Gain Country Tax	596
Payable for Portfolio Shares Redeemed	255
Collateral on Securities Loaned, at Value	248
Payable for Custodian Fees	237
Payable for Directors' Fees and Expenses	86
Payable for Administration Fees	64
Payable for Sub Transfer Agency Fees — Class I	44
Payable for Sub Transfer Agency Fees — Class A	4
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Professional Fees	47
Payable for Transfer Agency Fees — Class I	4
Payable for Transfer Agency Fees — Class A	2
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class IS	1
Payable for Shareholder Services Fees — Class A	4
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	1
Other Liabilities	70
Total Liabilities	6,414
Net Assets	$959,451
Net Assets Consist Of:
Paid-in-Capital	$928,853
Accumulated Undistributed Net Investment Income	810
Accumulated Net Realized Loss	(82,368)
Unrealized Appreciation (Depreciation) on:
Investments (Net of $595 of Deferred Capital Gain Country Tax)	111,917
Foreign Currency Forward Exchange Contract	264
Foreign Currency Translations	(25)
Net Assets	$959,451

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Emerging Markets Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2016 (000)
CLASS I:
Net Assets	$282,674
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	13,569,131
Net Asset Value, Offering and Redemption Price Per Share	$20.83
CLASS A:
Net Assets	$18,824
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	926,696
Net Asset Value, Redemption Price Per Share	$20.31
Maximum Sales Load	5.25%
Maximum Sales Charge	$1.13
Maximum Offering Price Per Share	$21.44
CLASS L:
Net Assets	$239
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	11,899
Net Asset Value, Offering and Redemption Price Per Share	$20.08
CLASS C:
Net Assets	$608
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	30,419
Net Asset Value, Offering and Redemption Price Per Share	$19.99
CLASS IS:
Net Assets	$657,106
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	31,541,353
Net Asset Value, Offering and Redemption Price Per Share	$20.83
(1) Including: Securities on Loan, at Value:	$12,590

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Emerging Markets Portfolio

Statement of Operations	Year Ended December 31, 2016 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $2,466 of Foreign Taxes Withheld)	$17,955
Income from Securities Loaned — Net	244
Dividends from Security of Affiliated Issuer (Note G)	61
Total Investment Income	18,260
Expenses:
Advisory Fees (Note B)	8,021
Administration Fees (Note C)	731
Custodian Fees (Note F)	727
Sub Transfer Agency Fees — Class I	249
Sub Transfer Agency Fees — Class A	23
Sub Transfer Agency Fees — Class L	— @
Sub Transfer Agency Fees — Class C	— @
Professional Fees	125
Registration Fees	85
Shareholder Services Fees — Class A (Note D)	47
Distribution and Shareholder Services Fees — Class L (Note D)	2
Distribution and Shareholder Services Fees — Class C (Note D)	4
Shareholder Reporting Fees	39
Transfer Agency Fees — Class I (Note E)	14
Transfer Agency Fees — Class A (Note E)	6
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	3
Directors' Fees and Expenses	23
Pricing Fees	13
Other Expenses	52
Total Expenses	10,168
Reimbursement of Class Specific Expenses — Class I (Note B)	(88)
Reimbursement of Class Specific Expenses — Class L (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(1)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(25)
Waiver of Advisory Fees (Note B)	(11)
Reimbursement of Custodian Fees (Note F)	(227)
Net Expenses	9,812
Net Investment Income	8,448
Realized Gain (Loss):
Investments Sold	(26,002)
Foreign Currency Forward Exchange Contracts	721
Foreign Currency Transactions	(220)
Net Realized Loss	(25,501)
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $595)	72,526
Foreign Currency Forward Exchange Contracts	140
Foreign Currency Translations	51
Net Change in Unrealized Appreciation (Depreciation)	72,717
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	47,216
Net Increase in Net Assets Resulting from Operations	$55,664

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Emerging Markets Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2016 (000)	Year Ended December 31, 2015 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$8,448	$6,806
Net Realized Loss	(25,501)	(41,172)
Net Change in Unrealized Appreciation (Depreciation)	72,717	(65,235)
Net Increase (Decrease) in Net Assets Resulting from Operations	55,664	(99,601)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(2,318)	(4,657)
Class A:
Net Investment Income	(93)	(96)
Class L:
Net Investment Income	—	(1)
Class C:
Net Investment Income	(— @)	(— @)
Class IS:
Net Investment Income	(5,700)	(2,842)
Total Distributions	(8,111)	(7,596)
Capital Share Transactions:(1)
Class I:
Subscribed	76,859	69,057
Distributions Reinvested	2,281	4,608
Redeemed	(323,673)	(119,585)
Class A:
Subscribed	5,925	6,118
Distributions Reinvested	90	94
Redeemed	(7,085)	(11,629)
Class L:
Subscribed	—	106
Distributions Reinvested	—	— @
Redeemed	—	(57)
Class C:
Subscribed	562	12 *
Distributions Reinvested	— @	—
Class IS:
Subscribed	348,817	38,438
Distributions Reinvested	5,700	2,841
Redeemed	(45,556)	(31,338)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	63,920	(41,335)
Redemption Fees	14	19
Total Increase (Decrease) in Net Assets	111,487	(148,513)
Net Assets:
Beginning of Period	847,964	996,477
End of Period (Including Accumulated Undistributed Net Investment Income and Accumulated Net Investment Loss of $810 and $(3,288), respectively)	$959,451	$847,964

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Emerging Markets Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2016 (000)	Year Ended December 31, 2015 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	3,587	3,093
Shares Issued on Distributions Reinvested	111	225
Shares Redeemed	(17,121)	(5,446)
Net Decrease in Class I Shares Outstanding	(13,423)	(2,128)
Class A:
Shares Subscribed	294	293
Shares Issued on Distributions Reinvested	5	5
Shares Redeemed	(366)	(542)
Net Decrease in Class A Shares Outstanding	(67)	(244)
Class L:
Shares Subscribed	—	5
Shares Issued on Distributions Reinvested	—	— @@
Shares Redeemed	—	(3)
Net Increase in Class L Shares Outstanding	—	2
Class C:
Shares Subscribed	30	1 *
Shares Issued on Distributions Reinvested	— @@	—
Net Increase in Class C Shares Outstanding	30	1
Class IS:
Shares Subscribed	18,363	1,728
Shares Issued on Distributions Reinvested	278	139
Shares Redeemed	(2,215)	(1,435)
Net Increase in Class IS Shares Outstanding	16,426	432

@  Amount is less than $500.

@@  Amount is less than 500 shares.

*  For the period April 30, 2015 through December 31, 2015.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

Emerging Markets Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$19.68		$22.13		$24.64		$25.94		$21.73
Income (Loss) from Investment Operations:
Net Investment Income (2)	0.17		0.15		0.17		0.20		0.19
Net Realized and Unrealized Gain (Loss)	1.15		(2.43)		(1.30)		(0.44)		4.19
Total from Investment Operations	1.32		(2.28)		(1.13)		(0.24)		4.38
Distributions from and/or in Excess of:
Net Investment Income	(0.17)		(0.17)		(0.20)		(0.20)		(0.17)
Net Realized Gain	—		—		(1.18)		(0.86)		—
Total Distributions	(0.17)		(0.17)		(1.38)		(1.06)		(0.17)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$20.83		$19.68		$22.13		$24.64		$25.94
Total Return (4)	6.73%		(10.33)%		(4.47)%		(0.80)%		20.19%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$282,674		$531,194		$644,537		$1,128,618		$1,278,837
Ratio of Expenses to Average Net Assets (10)	1.11	%(5)(8)	1.24	%(5)(7)	1.25	%(5)	1.24	%(5)	1.28	%(5)(6)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		N/A		1.24	%(5)	N/A
Ratio of Net Investment Income to Average Net Assets (10)	0.83	%(5)	0.68	%(5)	0.68	%(5)	0.79	%(5)	0.80	%(5)(6)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(9)	0.00	%(9)	0.00	%(9)	0.01%		0.01%
Portfolio Turnover Rate	33%		40%		43%		49%		47%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.16%		1.45%		1.52%		1.51%		1.49%
Net Investment Income to Average Net Assets	0.78%		0.47%		0.41%		0.52%		0.59%

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective March 1, 2012, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.25% for Class I shares. Prior to March 1, 2012, the maximum ratio was 1.65% for Class I shares.

(7)  Effective September 30, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.20% for Class I shares. Prior to September 30, 2015, the maximum ratio was 1.25% for Class I shares.

(8)  Effective September 30, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.05% for Class I shares. Prior to September 30, 2016, the maximum ratio was 1.20% for Class I shares.

(9)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

Emerging Markets Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$19.19		$21.57		$24.02		$25.31		$21.20
Income (Loss) from Investment Operations:
Net Investment Income (2)	0.11		0.07		0.11		0.12		0.14
Net Realized and Unrealized Gain (Loss)	1.11		(2.36)		(1.28)		(0.42)		4.07
Total from Investment Operations	1.22		(2.29)		(1.17)		(0.30)		4.21
Distributions from and/or in Excess of:
Net Investment Income	(0.10)		(0.09)		(0.10)		(0.13)		(0.10)
Net Realized Gain	—		—		(1.18)		(0.86)		—
Total Distributions	(0.10)		(0.09)		(1.28)		(0.99)		(0.10)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$20.31		$19.19		$21.57		$24.02		$25.31
Total Return (4)	6.37%		(10.63)%		(4.77)%		(1.07)%		19.87%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$18,824		$19,065		$26,701		$35,863		$40,824
Ratio of Expenses to Average Net Assets (11)	1.45	%(5)(9)	1.56	%(5)(8)	1.57	%(5)	1.52	%(5)(7)	1.53	%(5)(6)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		N/A		1.52	%(5)(7)	N/A
Ratio of Net Investment Income to Average Net Assets (11)	0.55	%(5)	0.34	%(5)	0.45	%(5)	0.49	%(5)	0.61	%(5)(6)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(10)	0.00	%(10)	0.00	%(10)	0.01%		0.01%
Portfolio Turnover Rate	33%		40%		43%		49%		47%
(11) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.48%		1.76%		1.82%		1.78%		1.74%
Net Investment Income to Average Net Assets	0.52%		0.14%		0.20%		0.23%		0.40%

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective March 1, 2012, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.50% for Class A shares. Prior to March 1, 2012, the maximum ratio was 1.90% for Class A shares.

(7)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.60% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.50% for Class A shares.

(8)  Effective September 30, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.55% for Class A shares. Prior to September 30, 2015, the maximum ratio was 1.60% for Class A shares.

(9)  Effective September 30, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.40% for Class A shares. Prior to September 30, 2016, the maximum ratio was 1.55% for Class A shares.

(10)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

Emerging Markets Portfolio

	Class L
	Year Ended December 31,								Period from April 27, 2012(2) to
Selected Per Share Data and Ratios	2016(1)		2015		2014		2013		December 31, 2012
Net Asset Value, Beginning of Period	$18.98		$21.39		$23.91		$25.27		$23.85
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (3)	0.00	(4)	(0.04)		(0.05)		(0.05)		0.04
Net Realized and Unrealized Gain (Loss)	1.10		(2.33)		(1.23)		(0.37)		1.44
Total from Investment Operations	1.10		(2.37)		(1.28)		(0.42)		1.48
Distributions from and/or in Excess of:
Net Investment Income	—		(0.04)		(0.06)		(0.08)		(0.06)
Net Realized Gain	—		—		(1.18)		(0.86)		—
Total Distributions	—		(0.04)		(1.24)		(0.94)		(0.06)
Redemption Fees	0.00	(4)	0.00	(4)	0.00	(4)	0.00	(4)	0.00	(4)
Net Asset Value, End of Period	$20.08		$18.98		$21.39		$23.91		$25.27
Total Return (5)	5.80%		(11.11)%		(5.26)%		(1.56)%		6.20	%(11)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$239		$226		$210		$203		$11
Ratio of Expenses to Average Net Assets (13)	2.01	%(6)(9)	2.09	%(6)(8)	2.10	%(6)	2.03	%(6)(7)	1.99	%(6)(12)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		N/A		2.03	%(6)(7)	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (13)	0.00	%(6)(10)	(0.19	)%(6)	(0.21	)%(6)	(0.18	)%(6)	0.27	%(6)(12)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(10)	0.00	%(10)	0.00	%(10)	0.01%		0.01	%(12)
Portfolio Turnover Rate	33%		40%		43%		49%		47%
(13) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.69%		2.78%		2.97%		2.54%		2.28	%(12)
Net Investment Loss to Average Net Assets	(0.68)%		(0.88)%		(1.08)%		(0.69)%		(0.02	)%(12)

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.10% for Class L shares. Prior to September 16, 2013, the maximum ratio was 2.00% for Class L shares.

(8)  Effective September 30, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.05% for Class L shares. Prior to September 30, 2015, the maximum ratio was 2.10% for Class L shares.

(9)  Effective September 30, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.90% for Class L shares. Prior to September 30, 2016, the maximum ratio was 2.05% for Class L shares.

(10)  Amount is less than 0.005%.

(11)  Not Annualized.

(12)  Annualized.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

Emerging Markets Portfolio

	Class C
Selected Per Share Data and Ratios	Year Ended December 31, 2016(1)		Period from April 30, 2015(2) to December 31, 2015
Net Asset Value, Beginning of Period	$18.95		$23.16
Income (Loss) from Investment Operations:
Net Investment Loss (3)	(0.04)		(0.03)
Net Realized and Unrealized Gain (Loss)	1.09		(4.14)
Total from Investment Operations	1.05		(4.17)
Distributions from and/or in Excess of:
Net Investment Income	(0.01)		(0.04)
Redemption Fees	0.00	(4)	0.00	(4)
Net Asset Value, End of Period	$19.99		$18.95
Total Return (5)	5.56%		(18.03	)%(10)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$608		$10
Ratio of Expenses to Average Net Assets (12)	2.24	%(6)(8)	2.33	%(6)(7)(11)
Ratio of Net Investment Loss to Average Net Assets (12)	(0.19	)%(6)	(0.23	)%(6)(11)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(9)	0.00	%(9)(11)
Portfolio Turnover Rate	33%		40%
(12) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	2.58%		22.89	%(11)
Net Investment Loss to Average Net Assets	(0.53)%		(20.79	)%(11)

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Effective September 30, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.30% for Class C shares. Prior to September 30, 2015, the maximum ratio was 2.35% for Class C shares.

(8)  Effective September 30, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.15% for Class C shares. Prior to September 30, 2016, the maximum ratio was 2.30% for Class C shares.

(9)  Amount is less than 0.005%.

(10)  Not Annualized.

(11)  Annualized.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

Emerging Markets Portfolio

	Class IS
	Year Ended December 31,						Period from September 13, 2013(2) to
Selected Per Share Data and Ratios	2016(1)		2015		2014		December 31, 2013
Net Asset Value, Beginning of Period	$19.68		$22.14		$24.64		$24.92
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (3)	0.21		0.17		0.22		(0.01)
Net Realized and Unrealized Gain (Loss)	1.12		(2.44)		(1.32)		0.46
Total from Investment Operations	1.33		(2.27)		(1.10)		0.45
Distributions from and/or in Excess of:
Net Investment Income	(0.18)		(0.19)		(0.22)		(0.14)
Net Realized Gain	—		—		(1.18)		(0.59)
Total Distributions	(0.18)		(0.19)		(1.40)		(0.73)
Redemption Fees	0.00	(4)	0.00	(4)	0.00	(4)	0.00	(4)
Net Asset Value, End of Period	$20.83		$19.68		$22.14		$24.64
Total Return (5)	6.79%		(10.29)%		(4.36)%		1.85	%(11)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$657,106		$297,469		$325,029		$10
Ratio of Expenses to Average Net Assets (13)	1.04	%(6)(9)	1.16	%(6)(8)	1.18	%(6)	1.17	%(6)(7)(12)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		N/A		1.17	%(6)(7)(12)
Ratio of Net Investment Income (Loss) to Average Net Assets (13)	0.99	%(6)	0.75	%(6)	0.89	%(6)	(0.21	)%(6)(12)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(10)	0.00	%(10)	0.00	%(10)	0.01	%(12)
Portfolio Turnover Rate	33%		40%		43%		49%
(13) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.07%		1.35%		1.42%		6.65	%(12)
Net Investment Income (Loss) to Average Net Assets	0.96%		0.56%		0.65%		(5.69	)%(12)

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.18% for Class IS shares.

(8)  Effective September 30, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.10% for Class IS shares. Prior to September 30, 2015, the maximum ratio was 1.18% for Class IS shares.

(9)  Effective September 30, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.95% for Class IS shares. Prior to September 30, 2016, the maximum ratio was 1.10% for Class IS shares.

(10)  Amount is less than 0.005%.

(11)  Not Annualized.

(12)  Annualized.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-nine separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Emerging Markets Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.

Effective June 30, 2016, Morgan Stanley Investment Management Limited ("MSIM Limited") is no longer a Sub-Adviser to the Portfolio.

The Portfolio offers five classes of shares — Class I, Class A, Class L, Class C and Class IS. On April 30, 2015, the Portfolio suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Fund's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Company ("MSIM Company") (the "Sub-Adviser"), a whole owned subsidiary of Morgan Stanley, determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2016.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$7,907	$—	$—	$7,907
Airlines	6,045	—	—	6,045
Auto Components	5,445	—	—	5,445
Automobiles	16,510	—	—	16,510
Banks	200,142	11,544	—	211,686
Beverages	12,109	—	—	12,109
Biotechnology	4,013	—	—	4,013
Chemicals	5,013	—	—	5,013
Construction & Engineering	10,079	4,598	—	14,677
Construction Materials	38,016	—	—	38,016
Consumer Finance	8,876	—	—	8,876
Diversified Consumer Services	6,905	—	—	6,905
Diversified Financial Services	15,806	—	—	15,806
Diversified Telecommunication Services	17,355	—	—	17,355
Electronic Equipment, Instruments & Components	18,215	—	—	18,215
Food & Staples Retailing	31,251	—	—	31,251
Food Products	26,258	—	—	26,258
Health Care Providers & Services	—	5,534	—	5,534
Hotels, Restaurants & Leisure	5,130	2,784	—	7,914
Household Durables	21,279	—	—	21,279
Independent Power and Renewable Electricity Producers	1,627	—	—	1,627
Industrial Conglomerates	24,538	—	—	24,538
Insurance	18,631	—	—	18,631
Internet & Direct Marketing Retail	5,926	—	—	5,926
Internet Software & Services	91,232	—	—	91,232
Machinery	11,290	—	—	11,290
Media	29,330	—	—	29,330
Metals & Mining	10,694	—	—	10,694
Multi-line Retail	15,931	—	—	15,931
Oil, Gas & Consumable Fuels	38,329	—	—	38,329
Paper & Forest Products	8,316	—	—	8,316
Personal Products	12,776	—	—	12,776
Pharmaceuticals	3,855	—	—	3,855
Professional Services	6,572	—	—	6,572
Real Estate Management & Development	6,965	3,030	—	9,995
Semiconductors & Semiconductor Equipment	32,538	—	—	32,538
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Software	$4,970	$—	$—	$4,970
Tech Hardware, Storage & Peripherals	51,813	—	—	51,813
Textiles, Apparel & Luxury Goods	39,345	—	—	39,345
Transportation Infrastructure	5,484	—	—	5,484
Wireless Telecommunication Services	35,610	—	—	35,610
Total Common Stocks	912,126	27,490	—	939,616
Short-Term Investments
Investment Company	18,610	—	—	18,610
Foreign Currency Forward Exchange Contract	—	264	—	264
Total Assets	$930,736	$27,754	$—	$958,490

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2016, securities with a total value of approximately $592,916,000 transferred from Level 2 to Level 1. Securities that were valued using other significant observable inputs at December 31, 2015 were valued using unadjusted quoted prices at December 31, 2016. At December 31, 2015, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Common Stock (000)
Beginning Balance	$3,114
Purchases	—
Sales	(1,974)
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	(91)
Realized gains (losses)	(1,049)
Ending Balance	$—
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2016	$—

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser and/or Sub-Adviser seek to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Portfolio also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following tables set forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2016.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contract	Unrealized Appreciation on Foreign Currency Forward Exchange Contract	Currency Risk	$264

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2016 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$721
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$140

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

At December 31, 2016, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(a) (000)	Liabilities(a) (000)
Foreign Currency Forward Exchange Contract	$264	$—

(a) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio's net liability may be delayed or denied.

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2016.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
UBS AG	$264	$—	$—	$264

For the year ended December 31, 2016, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$20,993,000

5.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2016.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$12,590	(b)	$—	$(12,590	)(c)(d)	$0

(b) Represents market value of loaned securities at period end.

(c) The Portfolio received cash collateral of approximately $248,000, which was subsequently invested in Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. In addition, the Portfolio received non-cash collateral of approximately $12,737,000 in the form of U.S. Government obligations, which the Portfolio cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(d) The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB Accounting Standards Update No. 2014-11 ("ASU No. 2014-11"), "Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2016.

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$248	$—	$—	$—	$248
Total Borrowings	$248	$—	$—	$—	$248
Gross amount of recognized liabilities for securities lending transactions					$248

6.  Redemption Fees: The Portfolio will assess a 2% redemption fee on Class I shares, Class A shares, Class L shares, Class C shares and Class IS shares, which is paid directly to the Portfolio, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

7.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Next $1.5 billion	Over $2.5 billion
0.95%	0.85%	0.80%	0.75%

Effective September 30, 2016, the Portfolio's annual rate based on the daily net assets was reduced and is as follows:

First $500 million	Next $500 million	Next $1.5 billion	Over $2.5 billion
0.85%	0.75%	0.70%	0.65%

For the year ended December 31, 2016, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.87% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.20% for Class I shares, 1.55% for Class A shares, 2.05% for Class L shares, 2.30% for Class C shares and 1.10% for Class IS shares. Effective September 30, 2016, the Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses will not exceed 1.05% for Class I shares, 1.40% for Class A shares, 1.90% for Class L shares, 2.15% for Class C shares and 0.95% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Portfolio's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2016, approximately $11,000 of advisory fees were waived and approximately $93,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Portfolio with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee,

accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and Sub-Adviser and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

In December 2015, the Fund's Custodian announced that it had identified inconsistencies in the way in which clients were invoiced for out-of-pocket expenses from 1998 until November 2015. The dollar amount difference between what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The Custodian reimbursed the Portfolio directly, which was recognized as a change in accounting estimate and was reflected as "Reimbursement of Custodian Fees" in the Statement of Operations. Pursuant to the expense limitations described in Note B, the Portfolio has experienced waiver of advisory fees during the current period. Accordingly, the reimbursement of out-of-pocket custodian expenses in the current period resulted in the reduction in the current period waiver of advisory fees.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2016, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $359,259,000 and $295,149,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2016.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2016, advisory fees paid were reduced by approximately $25,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2016 is as follows:

Value December 31, 2015 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2016 (000)
$43,038	$195,277	$219,705	$61	$18,610

The Portfolio is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2016, the Portfolio did not engage in any cross-trade transactions.

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded that there are no

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2016, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2016 and 2015 was as follows:

2016 Distributions Paid From:		2015 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$8,111	$—	$7,596	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and basis adjustments on certain equity securities designated as passive foreign investment companies, resulted in the following reclassifications among the components of net assets at December 31, 2016:

Accumulated Net Investment Income (000)	Undistributed Net Realized Loss (000)	Accumulated Paid-in- Capital (000)
$3,761	$(3,761)	$—

At December 31, 2016, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$1,134	$—

At December 31, 2016, the Portfolio had available for federal income tax purposes unused short-term capital losses of approximately $36,051,000 and long-term capital losses of approximately $40,574,000 that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Credit Facility: As of April 4, 2016, the Fund and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "facility") with State Street. This facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or one month libor rate plus a spread. The facility also has a commitment fee of 0.25% per annum based on the unused portion of the facility. During the year ended December 31, 2016, the Portfolio did not have any borrowings under the facility.

J. Other: At December 31, 2016, the Portfolio had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 60.1%.

K. Accounting Pronouncements: In December 2016, FASB issued Accounting Standards update 2016-19 — Technical Corrections and Improvements ("ASU 2016-19"), which is effective for interim periods for all entities beginning after December 15, 2016. ASU 2016-19 includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. That amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

use of hindsight that includes fair value measurements. Although still evaluating the potential impacts of ASU 2016-19 to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

In October 2016, the Securities and Exchange Commission ("SEC") issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the Portfolio's net assets or results of operations. Although still evaluating the potential impacts of the Investment Company Reporting Modernization to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Emerging Markets Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Emerging Markets Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Emerging Markets Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 28, 2017

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2016. For corporate shareholders, 1.1% of the dividends qualified for the dividends received deduction.

For federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2016. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of approximately $10,377,000 as taxable at this lower rate.

The Portfolio intends to pass through foreign tax credits of approximately $2,266,000 and has derived net income from sources within foreign countries amounting to approximately $19,409,000.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to nonaffiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (72) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				90

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (63) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	91	Director of various non-profit organizations.
Nancy C. Everett (61) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	91

Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (59) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	91

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (67) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	91	Director of NVR, Inc. (home construction).
Joseph J. Kearns (74) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	93	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

37

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (58) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				90	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (56) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Management Director, JPMorgan Asset Management (2013-2016); President, JPMorgan Funds (2010-2013), Chief Administrative Officer, JPMorgan Funds (2004-2010), Treasurer, JPMorgan Funds (2003-2004, 2008-2010), and Vice President and Board Liaison, JPMorgan Funds (2001-2004); Managing Director, J.P. Morgan Investment Management Inc. (2001-2013); Vice President of Finance, Pierpont Group (1996-2001); Vice President, Bank of New York (1995-1996); Senior Audit Manager, Price Waterhouse, LLP (1982-1995).	91	None.
Michael E. Nugent (80) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	92	None.
W. Allen Reed (69) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	91	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (84) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	92	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2016) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

38

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (53) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (51) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (49) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

39

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, 100 F Street, NE, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Portfolio of Morgan Stanley Institutional Fund, Inc., which describes in detail the Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

40

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2017 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIEMANN
1698572 EXP. 02.28.18

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Emerging Markets Small Cap Portfolio

Annual Report

December 31, 2016

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	9
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	25
Federal Tax Notice	26
Privacy Notice	27
Director and Officer Information	30

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Portfolio of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Portfolio, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Emerging Markets Small Cap Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2017

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Expense Example (unaudited)

Emerging Markets Small Cap Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemption fees; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/16	Actual Ending Account Value 12/31/16	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Emerging Markets Small Cap Portfolio Class I	$1,000.00	$933.60	$1,017.04	$7.83	$8.16	1.61%
Emerging Markets Small Cap Portfolio Class A	1,000.00	931.60	1,015.13	9.66	10.08	1.99
Emerging Markets Small Cap Portfolio Class C	1,000.00	929.20	1,011.31	13.34	13.90	2.75
Emerging Markets Small Cap Portfolio Class IS	1,000.00	933.70	1,017.09	7.78	8.11	1.60

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Investment Overview (unaudited)

Emerging Markets Small Cap Portfolio

The Portfolio seeks long-term capital appreciation.

Performance

For the year ended December 31, 2016 the Portfolio's Class I shares had a total return based on net asset value and reinvestment of distributions per share of -3.19%, net of fees. The Portfolio's Class I shares underperformed the Portfolio's benchmark, MSCI Emerging Markets Small Cap Net Index (the "Index"), which returned 2.28%.

Factors Affecting Performance

•  Emerging markets ("EM") small-cap equities underperformed the broad emerging markets in 2016, with the Index returning +2.28% versus the MSCI Emerging Markets Index returning +11.19%.(i) The underperformance of the MSCI Emerging Markets Small Cap Index is largely attributable to three main factors. Firstly, large liquid asset classes performed better in 2016 from an asset allocation standpoint. Secondly, value outperformed growth in 2016, which on a country level was Brazil and Russia, which make up close to 12% of the MSCI Emerging Market Index, versus 4.5% of the MSCI Emerging Markets Small Cap Index. On a sector basis, value represented energy and financials, which make up 32% of the MSCI Emerging Markets Index versus 10% for the MSCI Emerging Markets Small Cap Index. Lastly, specifically within the MSCI Emerging Markets Small Cap Index, Korea makes up 17% of the Index and MSCI Korea Large Cap Index outperformed MSCI Korea Small Cap Index by 25% due to regulatory changes regarding small-cap exposure of external managers running National Pension Fund assets, which caused large selling pressure through the year for the small cap space in Korea.

•  Positive contributors to the Portfolio's performance during the period included our stock selection in and an overweight allocation to Brazil and our overweight allocation to Pakistan. Stock selection in and an overweight allocation to Thailand also contributed, as did overweight allocations to Bangladesh, Romania and Poland. The Portfolio's underweight allocation to Malaysia also benefited results.

•  Key detractors from performance included the Portfolio's stock selection in and underweight allocation to Taiwan. While overweight allocations to Indonesia and the Philippines added to results, stock selection in these markets offset any gains. Stock selection in China, India and South Africa also hampered returns, as did stock selection in and an overweight allocation to Egypt.

•  From a sector perspective, stock selection in consumer staples and health care contributed to returns, but were slightly offset by overweight allocations to the two sectors. Stock selection in financials also added to the Portfolio's performance. Detracting from returns were our stock selection in information technology and an underweight allocation to materials. Stock selection in utilities and consumer discretionary hurt performance, along with our overweight allocation to the latter.

Management Strategies

•  In a world facing lower economic growth from a combination of demographic pressure, lower trade volumes and a huge increase in debt, we own what we call a "post-China world" portfolio, seeking those pockets of growth in countries where we believe domestic consumer demand is strong and credit growth is in healthy early stages.

•  The outlook for emerging markets overall finally began improving in 2016 after five previously disappointing years which had been marked in large part by downward revisions to economic output. The election of Donald Trump — while not predicted by most polls — was consistent with the unfolding story of deglobalization and anti-incumbent sentiment among voters in many countries both developed and emerging.

•  From a thematic perspective, we continue to own and seek companies benefiting from healthy domestic demand and the growth of the aging population, where demand is high for health care, consumer experiences and services including travel and leisure activities. We also see demand for financial services in countries with low credit penetration. We are seeking to minimize our exposure to countries highly dependent on trade

(i)  Source: FactSet and Morgan Stanley Investment Management

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Investment Overview (unaudited) (cont'd)

Emerging Markets Small Cap Portfolio

and where credit growth has greatly exceeded the pace of economic growth over the past five years. With global trade declining, as protectionism is becoming more politically appealing and geopolitical tension rising in such areas as the South China Sea and the Middle East, we are also focused on identifying innovative companies benefiting from domestic infrastructure projects and defense spending.

•  We remain positive on Brazil given improving political and economic momentum in the country. President Temer's government has pushed forward with fiscal spending and pension reform, which could improve the country's debt sustainability. Consumer and business confidence has improved sharply, as the deep recession of last three years is finally fading and growth expectations improve. Inflation expectations are falling sharply, paving the way for the central bank to cut interest rates, which could be another support for growth to improve.

•  Growth in Pakistan continues to pick up with strong consumer demand and increasing investment, although exports are weak. Fiscal consolidation has brought the deficit down from 8% to 4.5%. The International Monetary Fund program was completed in September so there remains some risk of fiscal slippage. While the current account deficit is -1.0%(ii) of gross domestic product and is well-financed by foreign direct investment, risks are emerging with remittances and exports. The currency has remained relatively stable against the dollar, while strong foreign direct investment and loan flows have allowed the central bank to increase reserves.

•  As we have for many years, we remain underweight China and countries with decelerating growth or heavy dependence on exports such as Russia, Taiwan and Korea in the Portfolio. Debt levels in China continue to rise to unprecedented levels and ongoing overcapacity issues, and the continued property downturn will likely lead to further weakness in industrial production and related investment.

•  We believe there may be an economic recovery in Russia in 2017, though we think any recovery will be likely muted and still prone to any unexpected weakness in oil prices. More broadly, political stagnation and demographic decline continue to weigh on an economy in need of structural reform and private investment to raise its potential growth rate. Presidential elections are coming in 2018, and prospects for reform seem limited before the election. Within the market, we continue to like select names for their growth opportunities. In particular, we see opportunities for even a limited growth recovery to boost existing secular trends in the internet stocks. We also see several opportunities for market share gains in sectors that were winnowed by the past recession, where the stronger players have become stronger and are benefiting from ongoing consolidation.

(ii)  Source: International Monetary Fund

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Investment Overview (unaudited) (cont'd)

Emerging Markets Small Cap Portfolio

*  Minimum Investment for Class I shares

**  Commenced Operations on December 15, 2015.

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, C and IS shares will vary from the performance of Class I shares and will be impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the MSCI Emerging Markets Small Cap Net Index(1) and the Lipper Emerging Markets Funds Index(2)

	Period Ended December 31, 2016 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio — Class I Shares w/o sales charges(4)	–3.19%	—	—	–0.46%
Portfolio — Class A Shares w/o sales charges(4)	–3.58	—	—	–0.84
Portfolio — Class A Shares with maximum 5.25% sales charges(4)	–8.65	—	—	–5.80
Portfolio — Class C Shares w/o sales charges(4)	–4.28	—	—	–1.53
Portfolio — Class C Shares with maximum 1.00% deferred sales charges(4)	–5.24	—	—	–1.53
Portfolio — Class IS Shares w/o sales charges(4)	–3.18	—	—	–0.45
MSCI Emerging Markets Small Cap Net Index	2.28	—	—	6.63
Lipper Emerging Markets Funds Index	12.10	—	—	12.81

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)  The MSCI Emerging Markets Small Cap Net Index is a free float-adjusted market capitalization weighted index that is designed to measure small cap equity market performance of emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2  The Lipper Emerging Markets Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Emerging Markets Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Emerging Markets Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on December 15, 2015.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of the Portfolio, not the inception of the Index.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Portfolio of Investments

Emerging Markets Small Cap Portfolio

	Shares	Value (000)
Common Stocks (85.6%)
Argentina (2.5%)
Banco Macro SA ADR	4,597	$296
Pampa Energia SA ADR (a)	5,875	204
		500
Bangladesh (2.3%)
Brac Bank Ltd.	236,195	193
Olympic Industries Ltd.	66,956	262
		455
Brazil (5.2%)
Adecoagro SA (a)	20,420	212
Raia Drogasil SA	22,966	432
Ser Educacional SA (b)	66,716	382
		1,026
China (14.8%)
51job, Inc. ADR (a)	9,023	305
Bitauto Holdings Ltd. ADR (a)	12,800	243
Canvest Environmental Protection Group Co., Ltd. (c)(d)	1,023,000	505
Dawnrays Pharmaceutical Holdings Ltd. (d)	388,000	233
TAL Education Group ADR (a)	8,700	610
Tarena International, Inc. ADR	29,072	436
Yestar International Holdings Co., Ltd. (d)	1,195,000	579
		2,911
Egypt (2.9%)
Credit Agricole Egypt SAE	124,259	252
Egyptian Financial Group-Hermes Holding Co. (a)	223,458	312
		564
Indonesia (3.6%)
Mitra Keluarga Karyasehat Tbk PT	1,575,600	300
Sumber Alfaria Trijaya Tbk PT	8,637,400	401
		701
Kenya (1.4%)
East African Breweries Ltd.	111,000	269
Korea, Republic of (15.6%)
Boryung Pharmaceutical Co., Ltd.	9,177	471
Fila Korea Ltd.	4,434	259
Hanwha Techwin Co., Ltd.	9,521	343
Hugel, Inc. (a)	1,485	395
Hyundai Development Co-Engineering & Construction	9,280	345
Korea Kolmar Co. Ltd.	4,618	252
LIG Nex1 Co., Ltd.	3,126	208
Loen Entertainment, Inc. (a)	7,817	491
Nasmedia Co., Ltd.	9,325	305
		3,069
Mexico (4.9%)
Alsea SAB de CV	64,586	184
Banregio Grupo Financiero SAB de CV	92,951	518
Grupo Aeroportuario del Centro Norte SAB de CV	59,673	257
		959
	Shares	Value (000)
Pakistan (5.3%)
Habib Bank Ltd.	171,400	$447
Honda Atlas Cars Pakistan Ltd.	32,800	210
Maple Leaf Cement Factory Ltd.	320,000	390
		1,047
Philippines (3.4%)
Megawide Construction Corp. (a)	992,200	295
Security Bank Corp.	49,510	189
Xurpas, Inc.	1,192,300	192
		676
Poland (2.2%)
CCC SA	4,902	238
LPP SA	148	201
		439
Romania (2.9%)
Banca Transilvania SA	509,306	282
BRD-Groupe Societe Generale SA	105,652	291
		573
South Africa (5.1%)
AVI Ltd.	65,014	433
EOH Holdings Ltd.	22,595	269
Famous Brands Ltd.	26,504	302
		1,004
Taiwan (9.8%)
Bon Fame Co. Ltd.	63,000	299
Cub Elecparts, Inc.	40,191	314
Gourmet Master Co., Ltd.	51,200	389
Grape King Bio Ltd.	52,000	302
PChome Online, Inc.	33,142	291
Poya International Co., Ltd.	29,200	338
		1,933
Thailand (3.7%)
Mega Lifesciences PCL (Foreign)	384,600	271
Robinson Department Store PCL (Foreign)	118,300	210
Sino-Thai Engineering & Construction PCL (Foreign)	326,400	253
		734
Total Common Stocks (Cost $16,137)		16,860
Participation Note (1.7%)
Vietnam (1.7%)
Bank for Foreign Trade of Vietnam JSC, Equity Linked Notes, expires 12/17/18 (a) (Cost $317)	219,496	342
Investment Companies (9.6%)
India (5.1%)
iShares MSCI India Small-Cap ETF	31,173	1,019
United States (4.5%)
Morgan Stanley India Investment Fund, Inc. (See Note G)	34,400	881
Total Investment Companies (Cost $1,893)		1,900

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Portfolio of Investments (cont'd)

Emerging Markets Small Cap Portfolio

	Shares	Value (000)
Short-Term Investment (3.6%)
Investment Company (3.6%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $700)	699,903	$700
Total Investments (100.5%) (Cost $19,047) Including $1 of Securities Loaned (e)		19,802
Liabilities in Excess of Other Assets (–0.5%)		(99)
Net Assets (100.0%)		$19,703

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Portfolio's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  All or a portion of this security was on loan at December 31, 2016.

(d)  Security trades on the Hong Kong exchange.

(e)  At December 31, 2016, the aggregate cost for federal income tax purposes is approximately $19,047,000. The aggregate gross unrealized appreciation is approximately $2,101,000 and the aggregate gross unrealized depreciation is approximately $1,346,000 resulting in net unrealized appreciation of approximately $755,000.

ADR  American Depositary Receipt.

ETF  Exchange Traded Fund.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	68.4%
Banks	14.2
Diversified Consumer Services	7.2
Wireless Telecommunication Services	5.2
Textiles, Apparel & Luxury Goods	5.0
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Emerging Markets Small Cap Portfolio

Statement of Assets and Liabilities	December 31, 2016 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $17,488)	$18,221
Investments in Securities of Affiliated Issuers, at Value (Cost $1,559)	1,581
Total Investments in Securities, at Value (Cost $19,047)	19,802
Foreign Currency, at Value (Cost $17)	16
Dividends Receivable	5
Tax Reclaim Receivable	—	@
Receivable from Affiliate	—	@
Other Assets	37
Total Assets	19,860
Liabilities:
Deferred Capital Gain Country Tax	53
Payable for Advisory Fees	49
Payable for Professional Fees	37
Payable for Custodian Fees	8
Payable for Administration Fees	1
Payable for Transfer Agency Fees — Class I	—	@
Payable for Transfer Agency Fees — Class A	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Other Liabilities	9
Total Liabilities	157
Net Assets	$19,703
Net Assets Consist Of:
Paid-in-Capital	$19,976
Distributions in Excess of Net Investment Income	(148)
Accumulated Net Realized Loss	(827)
Unrealized Appreciation (Depreciation) on:
Investments (Net of $53 of Deferred Capital Gain Country Tax)	680
Investments in Affiliates	22
Foreign Currency Translations	(—	@)
Net Assets	$19,703
The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Emerging Markets Small Cap Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2016 (000)
CLASS I:
Net Assets	$19,673
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,997,000
Net Asset Value, Offering and Redemption Price Per Share	$9.85
CLASS A:
Net Assets	$10
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,000
Net Asset Value, Redemption Price Per Share	$9.85
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.55
Maximum Offering Price Per Share	$10.40
CLASS C:
Net Assets	$10
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,000
Net Asset Value, Offering and Redemption Price Per Share	$9.84
CLASS IS:
Net Assets	$10
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,000
Net Asset Value, Offering and Redemption Price Per Share	$9.85
(1) Including: Securities on Loan, at Value:	$1

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Emerging Markets Small Cap Portfolio

Statement of Operations	Year Ended December 31, 2016 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $42 of Foreign Taxes Withheld)	$341
Income from Securities Loaned — Net	25
Dividends from Securities of Affiliated Issuer (Note G)	1
Total Investment Income	367
Expenses:
Advisory Fees (Note B)	260
Offering Costs	119
Professional Fees	89
Custodian Fees (Note F)	20
Administration Fees (Note C)	17
Registration Fees	12
Transfer Agency Fees — Class I (Note E)	2
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	2
Shareholder Reporting Fees	7
Pricing Fees	5
Directors' Fees and Expenses	2
Shareholder Services Fees — Class A (Note D)	— @
Distribution and Shareholder Services Fees — Class C (Note D)	— @
Other Expenses	16
Total Expenses	555
Waiver of Advisory Fees (Note B)	(213)
Reimbursement of Class Specific Expenses — Class A (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(1)
Net Expenses	335
Net Investment Income	32
Realized Loss:
Investments Sold	(801)
Foreign Currency Transactions	(20)
Net Realized Loss	(821)
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $53)	105
Investments in Affiliates	22
Foreign Currency Translations	(— @)
Net Change in Unrealized Appreciation (Depreciation)	127
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(694)
Net Decrease in Net Assets Resulting from Operations	$(662)

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Emerging Markets Small Cap Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2016 (000)	Period from December 15, 2015^ to December 31, 2015 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$32	$9
Net Realized Loss	(821)	(18)
Net Change in Unrealized Appreciation (Depreciation)	127	575
Net Increase (Decrease) in Net Assets Resulting from Operations	(662)	566
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(201)	—
Class A:
Net Investment Income	(— @)	—
Class IS:
Net Investment Income	(— @)	—
Total Distributions	(201)	—
Capital Share Transactions:(1)
Class I:
Subscribed	—	19,970
Class A:
Subscribed	—	10
Class C:
Subscribed	—	10
Class IS:
Subscribed	—	10
Net Increase in Net Assets Resulting from Capital Share Transactions	—	20,000
Total Increase (Decrease) in Net Assets	(863)	20,566
Net Assets:
Beginning of Period	20,566	—
End of Period (Including Distributions in Excess of Net Investment Income and Accumulated Net Investment Loss of $(148) and $(7), respectively)	$19,703	$20,566
(1) Capital Share Transactions:
Class I:
Shares Subscribed	—	1,997
Class A:
Shares Subscribed	—	1
Class C:
Shares Subscribed	—	1
Class IS:
Shares Subscribed	—	1

^  Commencement of Operations.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

Emerging Markets Small Cap Portfolio

	Class I
Selected Per Share Data and Ratios	Year Ended December 31, 2016		Period from December 15, 2015(1) to December 31, 2015
Net Asset Value, Beginning of Period	$10.28		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (2)	0.02		0.01
Net Realized and Unrealized Gain (Loss)	(0.35)		0.27
Total from Investment Operations	(0.33)		0.28
Distributions from and/or in Excess of:
Net Investment Income	(0.10)		—
Net Asset Value, End of Period	$9.85		$10.28
Total Return (3)	(3.19)%		2.80	%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$19,673		$20,536
Ratio of Expenses to Average Net Assets (8)	1.61	%(4)	1.58	%(4)(7)
Ratio of Net Investment Income to Average Net Assets (8)	0.16	%(4)	1.01	%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(5)	0.03	%(7)
Portfolio Turnover Rate	69%		5	%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.63%		7.62	%(7)
Net Investment Loss to Average Net Assets	(0.86)%		(5.03	)%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Amount is less than 0.005%.

(6)  Not Annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

Emerging Markets Small Cap Portfolio

	Class A
Selected Per Share Data and Ratios	Year Ended December 31, 2016		Period from December 15, 2015(1) to December 31, 2015
Net Asset Value, Beginning of Period	$10.28		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (2)	(0.02)		0.00	(3)
Net Realized and Unrealized Gain (Loss)	(0.35)		0.28
Total from Investment Operations	(0.37)		0.28
Distributions from and/or in Excess of:
Net Investment Income	(0.06)		—
Net Asset Value, End of Period	$9.85		$10.28
Total Return (4)	(3.58)%		2.80	%(7)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$10		$10
Ratio of Expenses to Average Net Assets (9)	2.00	%(5)	1.97	%(5)(8)
Ratio of Net Investment Income (Loss) to Average Net Assets (9)	(0.22	)%(5)	0.62	%(5)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(6)	0.03	%(8)
Portfolio Turnover Rate	69%		5	%(6)
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	22.65%		21.45	%(8)
Net Investment Loss to Average Net Assets	(20.87)%		(18.86	)%(8)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Amount is less than 0.005%.

(7)  Not Annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

Emerging Markets Small Cap Portfolio

	Class C
Selected Per Share Data and Ratios	Year Ended December 31, 2016		Period from December 15, 2015(1) to December 31, 2015
Net Asset Value, Beginning of Period	$10.28		$10.00
Income (Loss) from Investment Operations:
Net Investment Loss (2)	(0.10)		(0.00	)(3)
Net Realized and Unrealized Gain (Loss)	(0.34)		0.28
Total from Investment Operations	(0.44)		0.28
Net Asset Value, End of Period	$9.84		$10.28
Total Return (4)	(4.28)%		2.80	%(7)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$10		$10
Ratio of Expenses to Average Net Assets (9)	2.75	%(5)	2.73	%(5)(8)
Ratio of Net Investment Loss to Average Net Assets (9)	(0.99	)%(5)	(0.14	)%(5)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(6)	0.02	%(8)
Portfolio Turnover Rate	69%		5	%(6)
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	23.48%		22.20	%(8)
Net Investment Loss to Average Net Assets	(21.72)%		(19.61	)%(8)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Amount is less than 0.005%.

(7)  Not Annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

Emerging Markets Small Cap Portfolio

	Class IS
Selected Per Share Data and Ratios	Year Ended December 31, 2016		Period from December 15, 2015(1) to December 31, 2015
Net Asset Value, Beginning of Period	$10.28		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (2)	0.02		0.01
Net Realized and Unrealized Gain (Loss)	(0.35)		0.27
Total from Investment Operations	(0.33)		0.28
Distributions from and/or in Excess of:
Net Investment Income	(0.10)		—
Net Asset Value, End of Period	$9.85		$10.28
Total Return (3)	(3.18)%		2.80	%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$10		$10
Ratio of Expenses to Average Net Assets (8)	1.60	%(4)	1.58	%(4)(7)
Ratio of Net Investment Income to Average Net Assets (8)	0.16	%(4)	1.01	%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(5)	0.02	%(7)
Portfolio Turnover Rate	69%		5	%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	21.37%		21.20	%(7)
Net Investment Loss to Average Net Assets	(19.61)%		(18.61	)%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Amount is less than 0.005%.

(6)  Not Annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-nine separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Emerging Markets Small Cap Portfolio. The Portfolio seeks long-term capital appreciation.

The Portfolio offers four classes of shares — Class I, Class A, Class C and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Fund's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards

CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2016.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$551	$—	$—	$551
Auto Components	314	—	—	314
Automobiles	210	—	—	210
Banks	2,468	—	—	2,468
Beverages	269	—	—	269
Biotechnology	395	—	—	395
Capital Markets	312	—	—	312
Commercial Services & Supplies	579	—	—	579
Construction & Engineering	345	253	—	598
Construction Materials	390	—	—	390
Diversified Consumer Services	1,428	—	—	1,428
Electric Utilities	204	—	—	204
Food & Staples Retailing	833	—	—	833
Food Products	907	—	—	907
Health Care Providers & Services	300	—	—	300
Hotels, Restaurants & Leisure	875	—	—	875
Household Durables	295	—	—	295
Independent Power and Renewable Electricity Producers	505	—	—	505
Information Technology Services	269	—	—	269
Internet Software & Services	534	—	—	534
Media	796	—	—	796
Multi-line Retail	338	210	—	548
Personal Products	554	—	—	554
Pharmaceuticals	704	271	—	975
Professional Services	305	—	—	305
Software	192	—	—	192
Textiles, Apparel & Luxury Goods	997	—	—	997
Transportation Infrastructure	257	—	—	257
Total Common Stocks	16,126	734	—	16,860
Participation Note	—	342	—	342
Investment Companies	1,900	—	—	1,900
Short-Term Investment
Investment Company	700	—	—	700
Total Assets	$18,726	$1,076	$—	$19,802

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2016, securities with a total value of approximately $6,744,000 transferred from Level 2 to

Level 1. Securities that were valued using other significant observable inputs at December 31, 2015 were valued using unadjusted quoted prices at December 31, 2016. At December 31, 2015, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

A significant portion of the Portfolio's net assets consist of securities of issuers located in emerging markets, which are denominated in foreign currencies. Such securities may be concentrated in a limited number of countries and regions and may vary throughout the year. Changes in currency exchange rates will affect the value of and investment income from foreign currency denominated securities. Emerging market securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the U.S. In addition, emerging market issuers may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Structured Investments: The Portfolio invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Portfolio will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Portfolio is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio's illiquidity to the extent that the Portfolio, at a particular time, may be unable to find qualified buyers for these securities.

5.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2016.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$1	(a)	$—	$(1	)(b)	$0

(a) Represents market value of loaned securities at period end.

(b) The Portfolio received non-cash collateral of approximately $1,000 in the form of U.S. Government obligations, which the Portfolio cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

6.  Redemption Fees: The Portfolio will assess a 2% redemption fee, on Class I shares, Class A shares, Class C shares and Class IS shares, which is paid directly to the Portfolio, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statement of Changes in Net Assets.

7.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 1.25% of the average daily net assets of the Portfolio.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.65% for Class I shares, 2.00% for Class A shares, 2.75% for Class C shares and 1.60% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Portfolio's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2016, approximately $213,000 of advisory fees were waived and approximately $6,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2016, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $14,216,000 and $14,518,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2016.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2016, advisory fees paid were reduced by approximately $1,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2016 is as follows:

Value December 31, 2015 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2016 (000)
$841	$7,809	$7,950	$1	$700

The Portfolio invests in Morgan Stanley India Investment Fund, Inc., an open-end management investment company advised by an affiliate of the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in Morgan Stanley India Investment Fund, Inc. For the year ended December 31, 2016, advisory fees paid were reduced by less than $500 relating to the Portfolio's investment in the Morgan Stanley India Investment Fund, Inc. The Morgan Stanley India Investment Fund, Inc. has a cost basis of approximately $859,000 at December 31, 2016.

A summary of the Portfolio's transactions in shares of the Morgan Stanley India Investment Fund, Inc. during the year ended December 31, 2016 is as follows:

Value December 31, 2015 (000)	Purchases at Cost (000)	Sales (000)	Realized Gain (000)	Dividend Income (000)	Value December 31, 2016 (000)
$—	$859	$—	$—	$—	$881

The Portfolio is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2016, the Portfolio did not engage in any cross-trade transactions.

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the two-year period ended December 31, 2016, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2016 and 2015 was as follows:

2016 Distributions Paid From:			2015 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Paid-in- Capital (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$178	$—	$23	$—	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, basis adjustments on certain equity securities designated as passive foreign investment companies, a tax return of capital and nondeductible expense, resulted in the following reclassifications among the components of net assets at December 31, 2016:

Distributions in Excess of Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$28	$(6)	$(22)

At December 31, 2016, the Portfolio had no distributable earnings on a tax basis.

At December 31, 2016, the Portfolio had available for federal income tax purposes unused short-term and long-term capital losses of approximately $754,000 and $73,000 respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

Qualified late year losses are capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year that, if elected, are deemed to arise on the first day of the Portfolio's next taxable year. For the year ended December 31, 2016, the Portfolio deferred to January 1, 2017 for U.S. federal income tax purposes the following losses:

Qualified Late Year Ordinary Losses (000)	Post-October Capital Losses (000)
$38	$—

I. Credit Facility: As of April 4, 2016, the Fund and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "facility") with State Street. This facility is to be used for temporary

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or one month libor rate plus a spread. The facility also has a commitment fee of 0.25% per annum based on the unused portion of the facility. During the year ended December 31, 2016, the Portfolio did not have any borrowings under the facility.

J. Other: At December 31, 2016, the Portfolio did not have record owners of 10% or greater.

K. Accounting Pronouncements: In December 2016, FASB issued Accounting Standards update 2016-19 — Technical Corrections and Improvements ("ASU 2016-19"), which is effective for interim periods for all entities beginning after December 15, 2016. ASU 2016-19 includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. That amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. Although still evaluating the potential impacts of ASU 2016-19 to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

In October 2016, the Securities and Exchange Commission ("SEC") issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the Portfolio's net assets or results of operations. Although still evaluating the potential impacts of the Investment Company Reporting Modernization to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Emerging Markets Small Cap Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Emerging Markets Small Cap Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2016, and the related statement of operations for the year then ended, and statements of changes in net assets and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Emerging Markets Small Cap Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2016, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 28, 2017

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2016. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of approximately $242,000 as taxable at this lower rate.

The Portfolio intends to pass through foreign tax credits of approximately $40,000 and has derived net income from sources within foreign countries amounting to approximately $351,000.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to nonaffiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Overseen by Independent Director**	Portfolios in Fund Complex Other Directorships Held by Independent Director***
Frank L. Bowman (72) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				90

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (63) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	91	Director of various non-profit organizations.
Nancy C. Everett (61) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	91

Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Overseen by Independent Director**	Portfolios in Fund Complex Other Directorships Held by Independent Director***
Jakki L. Haussler (59) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	91

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (67) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	91	Director of NVR, Inc. (home construction).
Joseph J. Kearns (74) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	93	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Overseen by Independent Director**	Portfolios in Fund Complex Other Directorships Held by Independent Director***
Michael F. Klein (58) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				90	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (56) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Management Director, JPMorgan Asset Management (2013-2016); President, JPMorgan Funds (2010-2013), Chief Administrative Officer, JPMorgan Funds (2004-2010), Treasurer, JPMorgan Funds (2003-2004, 2008-2010), and Vice President and Board Liaison, JPMorgan Funds (2001-2004); Managing Director, J.P. Morgan Investment Management Inc. (2001-2013); Vice President of Finance, Pierpont Group (1996-2001); Vice President, Bank of New York (1995-1996); Senior Audit Manager, Price Waterhouse, LLP (1982-1995).	91	None.
Michael E. Nugent (80) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	92	None.
W. Allen Reed (69) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	91	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (84) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	92	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2016) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (53) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (51) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (49) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, 100 F Street, NE, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Portfolio of Morgan Stanley Institutional Fund, Inc., which describes in detail the Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2017 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIEMSCANN
1707976 EXP. 02.28.18

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Frontier Emerging Markets Portfolio

Annual Report

December 31, 2016

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	9
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	26
Federal Tax Notice	27
Privacy Notice	28
Director and Officer Information	31

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Portfolio of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Portfolio, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Frontier Emerging Markets Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2017

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Expense Example (unaudited)

Frontier Emerging Markets Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemption fees; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/16	Actual Ending Account Value 12/31/16	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Frontier Emerging Markets Portfolio Class I	$1,000.00	$1,043.80	$1,016.84	$8.48	$8.36	1.65	%***
Frontier Emerging Markets Portfolio Class A	1,000.00	1,042.30	1,015.03	10.32	10.18	2.01	***
Frontier Emerging Markets Portfolio Class L	1,000.00	1,038.80	1,011.56	13.84	13.65	2.70	***
Frontier Emerging Markets Portfolio Class C	1,000.00	1,037.50	1,010.56	14.85	14.66	2.90	***
Frontier Emerging Markets Portfolio Class IS	1,000.00	1,044.40	1,017.04	8.27	8.16	1.61	***

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

***  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Investment Overview (unaudited)

Frontier Emerging Markets Portfolio

The Portfolio seeks long-term capital appreciation.

Performance

For the year ended December 31, 2016, the Portfolio's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 3.83%, net of fees. The Portfolio's Class I shares outperformed the Portfolio's benchmark, the MSCI Frontier Markets Index (the "Index"), which returned 2.66%.

Factors Affecting Performance

•  Frontier markets (+2.66%) underperformed the emerging markets (+11.19%) during the year, as measured by the Index and the MSCI Emerging Markets Index, respectively. Within the Index, Pakistan (+40.42%) led market returns, followed by Morocco (+34.33%), Croatia (+22.02%), Romania (+14.07%) and Serbia (+12.93%). Laggards were Nigeria (–35.98%), Slovenia (–15.42%) and Vietnam (–7.79%).

•  For the Portfolio, stock selection and country allocation contributed almost equally to returns in the reporting period. Our stock selection in and an overweight allocation to Pakistan contributed the most to results, followed by our underweight allocation to Nigeria. Stock selection in and an overweight allocation to Vietnam also contributed, as did our overweight allocations to Panama and United Arab Emirates. Our stock selection in Kenya and Romania, as well as our overweight allocations to Romania and Brazil, contributed to returns. Our off-Index position in Egypt was the top detractor during the year, which came as a surprise because, for the majority of the year, the government was unable to follow through with meaningful reform to stabilize the currency. It was not until the very end of 2016 that the government announced the devaluation. Our stock selection in and underweight allocations to Kuwait and Morocco also hampered returns. Also detracting were our off-Index positions in Saudi Arabia and Oman, while our stock selection in and an overweight allocation to Argentina also negatively affected returns.

•  From a sector perspective, our stock selection in consumer staples contributed the most to results, while it was partially offset by the negative impact of our overweight allocation. Stock selection in the materials and financials sectors also contributed.

Our underweight allocation to telecommunication services detracted the most from returns, as did our stock selection in health care.

Management Strategies

•  The outlook for emerging markets ("EM") overall finally began improving in 2016 after five previously disappointing years, which had been marked in large part by downward revisions to economic output. The election of Donald Trump — while not predicted by most polls — was consistent with the unfolding story of deglobalization and anti-incumbent sentiment among voters in many countries both developed and emerging. Our Portfolio has been positioned for such trends for some time. We have written that depopulation, deglobalization, deleveraging and de-democratization will continue to impose constraints on economic growth. The eight years since the global financial crisis have coincided with declining working age populations in most of the developed countries and even in populous EM countries such as China; lower trade volumes sparked by discriminatory trade measures; significant deleveraging in developed countries; and growing popularity for some longstanding autocrats in the emerging world, even as voters turned on established leaders in many democratic countries.

•  In the Portfolio, we have been positioned to seek pockets of growth in countries that are largely protected from these trends by taking overweight positions in countries featuring a labor force that is still growing, an economy not overly dependent on exports but rather featuring strong domestic demand, credit growth at a healthy stage; and fresh leaders with the potential to become economic reformers.

•  Positive sentiment still surrounds Pakistan as an investment opportunity. There is a level of risk of fiscal stoppage following the completion of the International Monetary Fund program in September, but growth continues to pick up. There is strong consumer demand and increasing investment levels. Fiscal consolidation has brought down the deficit from 8% to 4.5%(i) and the currency has remained relatively stable against the dollar. Strong foreign direct investment levels and

(i)  Source: Government of Pakistan Ministry of Finance and Credit Suisse

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Investment Overview (unaudited) (cont'd)

Frontier Emerging Markets Portfolio

loan flows have allowed the central bank to increase its reserves. Inflation and interest rates are at multi-year lows, which may be a point of watch for banks in the near term, but we believe the long-term outlook remains attractive. Government spending has increased on infrastructure and public-private partnerships, though some political risk overhangs until the election in May 2018.

•  The sentiment in Romania appeared very positive on a recent trip, particularly on the consumer front. Growth jumped in the first half of 2016 driven primarily by consumption, wage hikes and extremely low inflation. Investment is also accelerating. There are some top-down risks building as the consumption boom pushes the current account deficit deeper into the red while public sector wage hikes and tax cuts drive up the fiscal deficit. Much depends on the stance of the new government following parliamentary elections in December of this year. The overall outlook remains very positive.

•  Southeast Asia will be of increasing interest as new markets such as Myanmar are developed, and the Mekong region in general benefits from China's rising labor costs. For example, Vietnam has been a main beneficiary of the manufacturing shift away from China.

•  There are many growth levers providing tailwinds to frontier economies such as strong demographics with labor force growth sufficient for high gross domestic product ("GDP") growth, an underpenetrated credit cycle, a relatively low level of private debt to GDP, and healthy domestic demand. Contrast this to emerging markets, where there is widespread declining labor force growth; an overly penetrated credit cycle, especially in some of the largest countries such as China; and high exposure to interest rate hikes given the level of private debt to GDP held by both the corporates and consumers.

•  From a positioning perspective, we continue to focus on countries where we believe the outlook for reform is encouraging, as reform usually leads to higher levels of economic growth, which then translates to higher earnings growth at the corporate level. We are overweight countries that benefit from lower oil prices, which translate to lower inflation, increased purchasing power and improved trade balances.

•  Top overweights include Argentina, where we are hopeful for an ongoing normalization in the macroeconomic management of the country given new President Mauricio Macri's ambitious reform agenda. Pakistan remains our largest country position in the Portfolio, as growth is high and investment to GDP is the lowest in frontier markets, which should improve and help boost the economy further. We also remain overweight to Vietnam and Bangladesh, where foreign direct investment and manufacturing remain strong as corporates shift away from China on higher labor costs.

•  Top underweights include oil-exporting countries in the Middle East and Nigeria, which are already seeing slower growth and significant spending cuts from low oil prices. We are particularly concerned in Nigeria, where economic deterioration is substantial and further devaluation is needed. Although policy makers have belatedly allowed the currency to devalue, it is clear that the currency is still being managed and has further to go.

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Investment Overview (unaudited) (cont'd)

Frontier Emerging Markets Portfolio

*  Minimum Investment for Class I shares

**  Commenced Operations on August 25, 2008. Performance shown for the Portfolio's Class I shares reflects the performance of the common shares of the Predecessor Fund for periods prior to September 17, 2012.

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C and IS shares will vary from the performance of Class I shares based upon their different inception dates and will be impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the MSCI Frontier Markets Index(1) and the Lipper Emerging Markets Funds Index(2)

	Period Ended December 31, 2016 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Portfolio — Class I Shares w/o sales charges(4)	3.83%	9.15%	—	0.21%
Portfolio — Class A Shares w/o sales charges(5)	3.49	—	—	6.68
Portfolio — Class A Shares with maximum 5.25% sales charges(5)	–1.96	—	—	5.35
Portfolio — Class L Shares w/o sales charges(5)	2.77	—	—	6.02
Portfolio — Class C Shares w/o sales charges(7)	2.63	—	—	–7.27
Portfolio — Class C Shares with maximum 1.00% deferred sales charges(7)	1.63	—	—	–7.27
Portfolio — Class IS Shares w/o sales charges(6)	3.88	—	—	–4.25
MSCI Frontier Markets Index	2.66	5.16	—	–3.55
Lipper Emerging Market Funds Index	12.10	2.04	—	1.22

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI Frontier Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of frontier markets. The MSCI Frontier Markets Index currently consists of 23 frontier market country indices. The performance of the Index is calculated in U.S. dollars and assumes reinvestment of net dividends. "Net dividends" reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the Index. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Emerging Market Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Emerging Market Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Emerging Market Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(4)  On September 17, 2012, all assets of Morgan Stanley Frontier Emerging Markets Fund, Inc. (the "Predecessor Fund") were reorganized into Class I shares of Morgan Stanley Institutional Fund, Inc. Frontier Emerging Markets Portfolio ("the Portfolio"). Performance shown for Class I shares reflects the performance of the shares of the Predecessor Fund for periods prior to September 17, 2012. The Predecessor Fund may have performed differently if it were an open-end fund since closed-end funds are generally not subject to the cash flow fluctuations of an open-end fund. In addition, Class I shares' returns of the Portfolio will differ from the Predecessor Fund as they have different expenses. The Predecessor Fund commenced operations on August 25, 2008.

(5)  Commenced offering on September 14, 2012.

(6)  Commenced offering on February 27, 2015.

(7)  Commenced offering on April 30, 2015.

(8)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Portfolio, not the inception of the Index.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Portfolio of Investments

Frontier Emerging Markets Portfolio

	Shares	Value (000)
Common Stocks (99.4%)
Argentina (12.3%)
Banco Macro SA ADR	358,616	$23,077
BBVA Banco Frances SA ADR	1,019,382	17,768
Grupo Financiero Galicia SA ADR	496,670	13,370
Pampa Energia SA ADR (a)	313,966	10,929
YPF SA ADR	759,509	12,532
		77,676
Bangladesh (5.4%)
Beximco Pharmaceuticals Ltd.	10,694,408	10,994
GrameenPhone Ltd.	987,195	3,568
Olympic Industries Ltd.	4,949,962	19,390
		33,952
Brazil (4.2%)
Adecoagro SA (a)	902,623	9,369
Arcos Dorados Holdings, Inc., Class A (a)	1,171,953	6,329
MercadoLibre, Inc.	70,541	11,014
		26,712
Egypt (3.7%)
Commercial International Bank Egypt SAE	3,702,173	14,917
Egyptian Financial Group-Hermes Holding Co. (a)	4,597,834	6,421
Egyptian Financial Group-Hermes Holding Co. GDR (a)	889,168	2,005
		23,343
Kenya (5.1%)
East African Breweries Ltd.	4,438,701	10,743
Safaricom Ltd.	115,405,519	21,567
		32,310
Kuwait (9.3%)
Kuwait Projects Co., Holding KSCP	3,439,013	5,626
Mezzan Holding Co. KSCC	2,863,728	8,713
National Bank of Kuwait	21,122,870	44,920
		59,259
Morocco (4.1%)
Attijariwafa Bank	467,310	19,045
Societe d'Exploitation des Ports (a)	604,867	6,984
		26,029
Nigeria (3.0%)
Lafarge Africa PLC	578	—	@
Nigerian Breweries PLC	28,062,330	13,185
Zenith Bank PLC	126,569,996	5,831
		19,016
Pakistan (24.2%)
Habib Bank Ltd.	11,378,800	29,680
Honda Atlas Cars Pakistan Ltd.	781,200	5,015
K-Electric Ltd. (a)	142,865,900	12,798
Lucky Cement Ltd.	3,971,862	32,875
Maple Leaf Cement Factory Ltd.	16,954,865	20,646
Oil & Gas Development Co., Ltd.	10,575,300	16,768
	Shares	Value (000)
Pak Elektron Ltd.	15,338,400	$10,435
United Bank Ltd.	10,955,078	25,032
		153,249
Panama (1.5%)
Copa Holdings SA, Class A	106,646	9,687
Romania (6.9%)
Banca Transilvania SA	46,700,051	25,832
BRD-Groupe Societe Generale SA	6,466,879	17,818
		43,650
South Africa (1.1%)
New Europe Property Investments PLC	592,239	6,857
Sri Lanka (2.1%)
Commercial Bank of Ceylon PLC	13,607,223	13,171
Tanzania, United Republic Of (2.6%)
National Microfinance Bank PLC	6,718,721	8,472
Tanzania Breweries Ltd.	1,422,724	7,828
		16,300
United Arab Emirates (4.8%)
Air Arabia PJSC	26,387,213	9,555
Aramex PJSC	4,436,304	4,916
NMC Health PLC	849,636	16,167
		30,638
United States (1.8%)
Globant SA (a)	338,336	11,284
Vietnam (7.3%)
Bank for Foreign Trade of Vietnam JSC	12,360,573	19,243
Masan Group Corp. (a)	3,276,910	9,325
Vietnam Dairy Products JSC	3,164,740	17,456
		46,024
Total Common Stocks (Cost $551,055)		629,157
Participation Note (0.2%)
United Arab Emirates (0.2%)
Aramex PJSC, Equity Linked Notes, expires 3/14/19 (a) (Cost $995)	1,131,685	1,254
Short-Term Investment (0.7%)
Investment Company (0.7%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $4,479)	4,478,785	4,479
Total Investments (100.3%) (Cost $556,529) (b)		634,890
Liabilities in Excess of Other Assets (–0.3%)		(1,799)
Net Assets (100.0%)		$633,091

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Portfolio's prospectus and/or statement of additional information relating to geographic classifications.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Portfolio of Investments (cont'd)

Frontier Emerging Markets Portfolio

(a)  Non-income producing security.

(b)  At December 31, 2016, the aggregate cost for federal income tax purposes is approximately $559,176,000. The aggregate gross unrealized appreciation is approximately $124,972,000 and the aggregate gross unrealized depreciation is approximately $49,258,000, resulting in net unrealized appreciation of approximately $75,714,000.

@  Value is less than $500.

ADR  American Depositary Receipt.

GDR  Global Depositary Receipt.

PJSC  Public Joint Stock Company.

Portfolio Composition

Classification	Percentage of Total Investments
Banks	43.8%
Other*	32.7
Food Products	10.1
Construction Materials	8.4
Beverages	5.0
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Frontier Emerging Markets Portfolio

Statement of Assets and Liabilities	December 31, 2016 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $552,050)	$630,411
Investment in Security of Affiliated Issuer, at Value (Cost $4,479)	4,479
Total Investments in Securities, at Value (Cost $556,529)	634,890
Foreign Currency, at Value (Cost $16,052)	16,078
Receivable for Portfolio Shares Sold	1,883
Dividends Receivable	347
Receivable for Investments Sold	65
Receivable from Affiliate	5
Tax Reclaim Receivable	3
Other Assets	55
Total Assets	653,326
Liabilities:
Deferred Capital Gain Country Tax	8,834
Payable for Investments Purchased	7,663
Payable for Advisory Fees	2,008
Payable for Portfolio Shares Redeemed	959
Payable for Custodian Fees	531
Payable for Professional Fees	76
Payable for Sub Transfer Agency Fees — Class I	44
Payable for Sub Transfer Agency Fees — Class A	17
Payable for Sub Transfer Agency Fees — Class L	1
Payable for Sub Transfer Agency Fees — Class C	— @
Payable for Administration Fees	42
Payable for Shareholder Services Fees — Class A	19
Payable for Distribution and Shareholder Services Fees — Class L	2
Payable for Distribution and Shareholder Services Fees — Class C	2
Payable for Transfer Agency Fees — Class I	7
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	4
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	1
Other Liabilities	23
Total Liabilities	20,235
Net Assets	$633,091
Net Assets Consist Of:
Paid-in-Capital	$697,681
Distributions in Excess of Net Investment Income	(253)
Accumulated Net Realized Loss	(134,781)
Unrealized Appreciation (Depreciation) on:
Investments (Net of $7,915 of Deferred Capital Gain Country Tax)	70,446
Foreign Currency Translations	(2)
Net Assets	$633,091

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Frontier Emerging Markets Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2016 (000)
CLASS I:
Net Assets	$525,664
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	30,221,597
Net Asset Value, Offering and Redemption Price Per Share	$17.39
CLASS A:
Net Assets	$90,817
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	5,245,961
Net Asset Value, Redemption Price Per Share	$17.31
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.96
Maximum Offering Price Per Share	$18.27
CLASS L:
Net Assets	$2,630
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	152,453
Net Asset Value, Offering and Redemption Price Per Share	$17.25
CLASS C:
Net Assets	$1,925
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	112,773
Net Asset Value, Offering and Redemption Price Per Share	$17.07
CLASS IS:
Net Assets	$12,055
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	693,375
Net Asset Value, Offering and Redemption Price Per Share	$17.39

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Frontier Emerging Markets Portfolio

Statement of Operations	Year Ended December 31, 2016 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $2,326 of Foreign Taxes Withheld)	$22,048
Dividends from Security of Affiliated Issuer (Note G)	40
Total Investment Income	22,088
Expenses:
Advisory Fees (Note B)	7,935
Custodian Fees (Note F)	1,570
Administration Fees (Note C)	508
Sub Transfer Agency Fees — Class I	342
Sub Transfer Agency Fees — Class A	140
Sub Transfer Agency Fees — Class L	2
Sub Transfer Agency Fees — Class C	2
Shareholder Services Fees — Class A (Note D)	223
Distribution and Shareholder Services Fees — Class L (Note D)	28
Distribution and Shareholder Services Fees — Class C (Note D)	16
Registration Fees	116
Transfer Agency Fees — Class I (Note E)	33
Transfer Agency Fees — Class A (Note E)	5
Transfer Agency Fees — Class L (Note E)	14
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	2
Shareholder Reporting Fees	43
Professional Fees	38
Directors' Fees and Expenses	17
Pricing Fees	6
Other Expenses	27
Total Expenses	11,069
Rebate from Morgan Stanley Affiliate (Note G)	(16)
Reimbursement of Class Specific Expenses — Class L (Note B)	(3)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(— @)
Reimbursement of Custodian Fees (Note F)	(87)
Net Expenses	10,963
Net Investment Income	11,125
Realized Loss:
Investments Sold (Net of $571 of Capital Gain Country Tax)	(62,936)
Foreign Currency Transactions	(2,715)
Net Realized Loss	(65,651)
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $5,638)	79,449
Foreign Currency Translations	2
Net Change in Unrealized Appreciation (Depreciation)	79,451
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	13,800
Net Increase in Net Assets Resulting from Operations	$24,925

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Frontier Emerging Markets Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2016 (000)	Year Ended December 31, 2015 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$11,125	$6,447
Net Realized Loss	(65,651)	(49,804)
Net Change in Unrealized Appreciation (Depreciation)	79,451	(31,051)
Net Increase (Decrease) in Net Assets Resulting from Operations	24,925	(74,408)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(6,910)	(4,515)
Paid-in-Capital	(132)	(211)
Class A:
Net Investment Income	(900)	(376)
Paid-in-Capital	(23)	(18)
Class L:
Net Investment Income	(2)	—
Paid-in-Capital	(1)
Class C:
Net Investment Income	(5)	(7)
Paid-in-Capital	(1)	(— @)
Class IS:
Net Investment Income	(163)	(69)
Paid-in-Capital	(3)	(3)
Total Distributions	(8,140)	(5,199)
Capital Share Transactions:(1)
Class I:
Subscribed	227,451	378,909
Distributions Reinvested	4,530	3,040
Redeemed	(252,360)	(332,045)
Class A:
Subscribed	33,925	59,471
Distributions Reinvested	923	394
Redeemed	(28,799)	(45,079)
Class L:
Subscribed	—	1,339
Distributions Reinvested	3	—
Redeemed	(1,934)	(4,069)
Class C:
Subscribed	663	1,531 *
Distributions Reinvested	6	7 *
Redeemed	(193)	(34)*
Class IS:
Subscribed	4,172	43,080 **
Distributions Reinvested	166	72 **
Redeemed	(295)	(31,422)**
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(11,742)	75,194
Redemption Fees	19	65
Total Increase (Decrease) in Net Assets	5,062	(4,348)
Net Assets:
Beginning of Period	628,029	632,377
End of Period (Including Distributions in Excess of Net Investment Income of $(253) and $(112)	$633,091	$628,029

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Frontier Emerging Markets Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2016 (000)	Year Ended December 31, 2015 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	13,505	20,657
Shares Issued on Distributions Reinvested	267	181
Shares Redeemed	(14,884)	(18,098)
Net Increase (Decrease) in Class I Shares Outstanding	(1,112)	2,740
Class A:
Shares Subscribed	2,007	3,267
Shares Issued on Distributions Reinvested	55	24
Shares Redeemed	(1,697)	(2,442)
Net Increase in Class A Shares Outstanding	365	849
Class L:
Shares Subscribed	—	70
Shares Issued on Distributions Reinvested	— @@	—
Shares Redeemed	(115)	(225)
Net Decrease in Class L Shares Outstanding	(115)	(155)
Class C:
Shares Subscribed	41	86	*
Shares Issued on Distributions Reinvested	— @@	—	@@*
Shares Redeemed	(12)	(2	)*
Net Increase in Class C Shares Outstanding	29	84
Class IS:
Shares Subscribed	245	2,259	**
Shares Issued on Distributions Reinvested	10	4	**
Shares Redeemed	(17)	(1,807	)**
Net Increase in Class IS Shares Outstanding	238	456

*  For the period April 30, 2015 through December 31, 2015.

**  For the period February 27, 2015 through December 31, 2015.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

Frontier Emerging Markets Portfolio

	Class I
	Year Ended December 31,								Period from November 1, 2012 to
									December 31,		Year Ended
Selected Per Share Data and Ratios	2016(1)		2015		2014		2013		2012		October 31, 2012(2)
Net Asset Value, Beginning of Period	$16.98		$19.15		$18.86		$14.24		$14.00		$12.75
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (3)	0.31		0.19		0.25		0.09		(0.03)		0.19
Net Realized and Unrealized Gain (Loss)	0.33		(2.21)		0.23		4.60		0.56		1.26
Total from Investment Operations	0.64		(2.02)		0.48		4.69		0.53		1.45
Distributions from and/or in Excess of:
Net Investment Income	(0.23)		(0.14)		(0.18)		(0.07)		(0.30)		(0.22)
Paid-in-Capital	(0.00	)(4)	(0.01)		(0.01)		—		—		—
Total Distributions	(0.23)		(0.15)		(0.19)		(0.07)		(0.30)		(0.22)
Redemption Fees	0.00	(4)	0.00	(4)	0.00	(4)	0.00	(4)	0.01		0.02
Net Asset Value, End of Period	$17.39		$16.98		$19.15		$18.86		$14.24		$14.00
Total Return (5)	3.83%		(10.58)%		2.66%		32.95%		3.94	%(8)	12.03%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$525,664		$531,927		$547,535		$239,378		$51,415		$58,729
Ratio of Expenses to Average Net Assets (10)	1.67	%(6)	1.72	%(6)	1.69	%(6)	1.77	%(6)	1.85	%(6)(9)	2.38	%(6)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		1.71	%(6)	N/A		N/A		2.38	%(6)
Ratio of Net Investment Income (Loss) to Average Net Assets (10)	1.82	%(6)	1.02	%(6)	1.23	%(6)	0.54	%(6)	(1.23	)%(6)(9)	1.47	%(6)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(7)	0.00	%(7)	0.01%		0.01%		0.00	%(7)(9)	0.01%
Portfolio Turnover Rate	30%		37%		52%		34%		13	%(8)	59%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.69%		N/A		1.72%		1.89%		3.31	%(9)	2.47%
Net Investment Income (Loss) to Average Net Assets	1.80%		N/A		1.20%		0.42%		(2.69	)%(9)	1.38%

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets would have been 0.01% higher and the Ratio of Net Investment Income to Average Net Assets would have been 0.01% lower had the custodian not reimbursed the Portfolio.

(2)  On September 17, 2012, all assets of Morgan Stanley Frontier Emerging Markets Fund, Inc. (the "Predecessor Fund") were reorganized into Class I shares of Morgan Stanley Institutional Fund, Inc. Frontier Emerging Markets Portfolio (the "Portfolio"). Per share data and ratios shown for Class I shares reflects the historical per share data and performance of the Predecessor Fund for periods prior to September 17, 2012.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Amount is less than 0.005%.

(8)  Not Annualized.

(9)  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

Frontier Emerging Markets Portfolio

	Class A
	Year Ended December 31,								Period from November 1, 2012 to December 31,		Period from September 14, 2012(2) to October 31,
Selected Per Share Data and Ratios	2016(1)		2015		2014		2013		2012		2012
Net Asset Value, Beginning of Period	$16.90		$19.06		$18.78		$14.20		$13.97		$13.76
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (3)	0.24		0.11		0.18		(0.15)		(0.03)		(0.02)
Net Realized and Unrealized Gain (Loss)	0.35		(2.18)		0.24		4.79		0.56		0.23
Total from Investment Operations	0.59		(2.07)		0.42		4.64		0.53		0.21
Distributions from and/or in Excess of:
Net Investment Income	(0.18)		(0.08)		(0.13)		(0.06)		(0.30)		—
Paid-in-Capital	(0.00	)(4)	(0.01)		(0.01)		—		—		—
Total Distributions	(0.18)		(0.09)		(0.14)		(0.06)		(0.30)		—
Redemption Fees	0.00	(4)	0.00	(4)	0.00	(4)	0.00	(4)	—		—
Net Asset Value, End of Period	$17.31		$16.90		$19.06		$18.78		$14.20		$13.97
Total Return (5)	3.49%		(10.90)%		2.39%		32.53%		3.77	%(9)	1.67	%(9)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$90,817		$82,480		$76,839		$23,762		$10		$10
Ratio of Expenses to Average Net Assets (11)	2.01	%(6)	2.07	%(6)	2.02	%(6)	1.95	%(6)(7)	2.10	%(6)(10)	2.10	%(6)(10)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		2.04	%(6)	N/A		N/A		2.09	%(6)(10)
Ratio of Net Investment Income (Loss) to Average Net Assets (11)	1.40	%(6)	0.60	%(6)	0.90	%(6)	(0.81	)%(6)	(1.48	)%(6)(10)	(0.88	)%(6)(10)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(8)	0.00	%(8)	0.01%		0.01%		0.00	%(8)(10)	0.01	%(10)
Portfolio Turnover Rate	30%		37%		52%		34%		13	%(9)	59	%(9)
(11) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.03%		N/A		2.05%		N/A		3.56	%(10)	2.92	%(10)
Net Investment Income (Loss) to Average Net Assets	1.38%		N/A		0.87%		N/A		(2.94	)%(10)	(1.70	)%(10)

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets would have been 0.01% higher and the Ratio of Net Investment Income to Average Net Assets would have been 0.01% lower had the custodian not reimbursed the Portfolio.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.20% for Class A shares. Prior to September 16, 2013, the maximum ratio was 2.10% for Class A shares.

(8)  Amount is less than 0.005%.

(9)  Not Annualized.

(10)  Annualized.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

Frontier Emerging Markets Portfolio

	Class L
	Year Ended December 31,								Period from November 1, 2012 to December 31,		Period from September 14, 2012(2) to October 31,
Selected Per Share Data and Ratios	2016(1)		2015		2014		2013		2012		2012
Net Asset Value, Beginning of Period	$16.79		$18.96		$18.71		$14.19		$13.96		$13.76
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (3)	0.15		0.05		0.06		(0.16)		(0.05)		(0.02)
Net Realized and Unrealized Gain (Loss)	0.32		(2.22)		0.25		4.69		0.57		0.22
Total from Investment Operations	0.47		(2.17)		0.31		4.53		0.52		0.20
Distributions from and/or in Excess of:
Net Investment Income	(0.01)		—		(0.05)		(0.01)		(0.29)		—
Paid-in-Capital	(0.00	)(4)	—		(0.01)		—		—		—
Total Distributions	(0.01)		—		(0.06)		(0.01)		(0.29)		—
Redemption Fees	0.00	(4)	0.00	(4)	0.00	(4)	0.00	(4)	—		—
Net Asset Value, End of Period	$17.25		$16.79		$18.96		$18.71		$14.19		$13.96
Total Return (5)	2.77%		(11.49)%		1.77%		31.81%		3.71	%(9)	1.60	%(9)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,630		$4,490		$8,003		$3,212		$10		$10
Ratio of Expenses to Average Net Assets (11)	2.70	%(6)	2.70	%(6)	2.65	%(6)	2.53	%(6)(7)	2.60	%(6)(10)	2.60	%(6)(10)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		2.67	%(6)	N/A		N/A		2.59	%(6)(10)
Ratio of Net Investment Income (Loss) to Average Net Assets (11)	0.88	%(6)	0.26	%(6)	0.27	%(6)	(0.92	)%(6)	(1.98	)%(6)(10)	(1.37	)%(6)(10)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(8)	0.00	%(8)	0.01%		0.00	%(8)	0.00	%(8)(10)	0.01	%(10)
Portfolio Turnover Rate	30%		37%		52%		34%		13	%(9)	59	%(9)
(11) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.80%		2.73%		2.68%		N/A		4.08	%(10)	3.49	%(10)
Net Investment Income (Loss) to Average Net Assets	0.78%		0.23%		0.24%		N/A		(3.46	)%(10)	(2.26	)%(10)

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.70% for Class L shares. Prior to September 16, 2013, the maximum ratio was 2.60% for Class L shares.

(8)  Amount is less than 0.005%.

(9)  Not Annualized.

(10)  Annualized.
The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

Frontier Emerging Markets Portfolio

	Class C
Selected Per Share Data and Ratios	Year Ended December 31, 2016(1)		Period from April 30, 2015(2) to December 31, 2015
Net Asset Value, Beginning of Period	$16.69		$19.53
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (3)	0.10		(0.16)
Net Realized and Unrealized Gain (Loss)	0.34		(2.60)
Total from Investment Operations	0.44		(2.76)
Distributions from and/or in Excess of:
Net Investment Income	(0.06)		(0.07)
Paid-in-Capital	(0.00	)(4)	(0.01)
Total Distributions	(0.06)		(0.08)
Redemption Fees	0.00	(4)	0.00	(4)
Net Asset Value, End of Period	$17.07		$16.69
Total Return (5)	2.63%		(14.10	)%(8)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,925		$1,400
Ratio of Expenses to Average Net Assets (10)	2.88	%(6)	2.95	%(6)(9)
Ratio of Net Investment Income (Loss) to Average Net Assets (10)	0.57	%(6)	(1.38	)%(6)(9)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(7)	0.00	%(7)(9)
Portfolio Turnover Rate	30%		37%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	2.89%		3.17	%(9)
Net Investment Income (Loss) to Average Net Assets	0.56%		(1.60	)%(9)

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets would have been 0.01% higher and the Ratio of Net Investment Income to Average Net Assets would have been 0.01% lower had the custodian not reimbursed the Portfolio.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Amount is less than 0.005%

(8)  Not Annualized.

(9)  Annualized.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

Frontier Emerging Markets Portfolio

	Class IS
Selected Per Share Data and Ratios	Year Ended December 31, 2016(1)		Period from February 27, 2015(2) to December 31, 2015
Net Asset Value, Beginning of Period	$16.97		$19.28
Income (Loss) from Investment Operations:
Net Investment Income (3)	0.30		0.26
Net Realized and Unrealized Gain (Loss)	0.36		(2.41)
Total from Investment Operations	0.66		(2.15)
Distributions from and/or in Excess of:
Net Investment Income	(0.24)		(0.15)
Paid-in-Capital	(0.00	)(4)	(0.01)
Total Distributions	(0.24)		(0.16)
Redemption Fees	0.00	(4)	0.00	(4)
Net Asset Value, End of Period	$17.39		$16.97
Total Return (5)	3.88%		(11.14	)%(8)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$12,055		$7,732
Ratio of Expenses to Average Net Assets (10)	1.62	%(6)	1.68	%(6)(9)
Ratio of Net Investment Income to Average Net Assets (10)	1.75	%(6)	1.67	%(6)(9)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(7)	0.00	%(7)(9)
Portfolio Turnover Rate	30%		37%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.64%		1.68	%(9)
Net Investment Income to Average Net Assets	1.73%		1.67	%(9)

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets would have been 0.01% higher and the Ratio of Net Investment Income to Average Net Assets would have been 0.01% lower had the custodian not reimbursed the Portfolio.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Amount is less than 0.005%.

(8)  Not Annualized.

(9)  Annualized.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-nine separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Frontier Emerging Markets Portfolio. The Portfolio seeks long-term capital appreciation.

The Portfolio offers five classes of shares — Class I, Class A, Class L, Class C and Class IS. On April 30, 2015, the Portfolio suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Fund's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2016.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Air Freight & Logistics	$4,916	$—	$—	$4,916
Airlines	19,242	—	—	19,242
Automobiles	5,015	—	—	5,015
Banks	278,176	—	—	278,176
Beverages	31,756	—	—	31,756
Capital Markets	8,426	—	—	8,426
Construction Materials	53,521	—	—	53,521
Diversified Financial Services	5,626	—	—	5,626
Electric Utilities	23,727	—	—	23,727
Electrical Equipment	10,435	—	—	10,435
Food Products	64,253	—	—	64,253
Health Care Providers & Services	16,167	—	—	16,167
Hotels, Restaurants & Leisure	6,329	—	—	6,329
Internet Software & Services	11,014	—	—	11,014
Oil, Gas & Consumable Fuels	29,300	—	—	29,300
Pharmaceuticals	10,994	—	—	10,994
Real Estate Management & Development	6,857	—	—	6,857
Software	11,284	—	—	11,284
Transportation Infrastructure	6,984	—	—	6,984
Wireless Telecommunication Services	25,135	—	—	25,135
Total Common Stocks	629,157	—	—	629,157
Participation Note	—	1,254	—	1,254
Short-Term Investment
Investment Company	4,479	—	—	4,479
Total Assets	$633,636	$1,254	$—	$634,890

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2016, securities with a total value of approximately $433,895,000 transferred from Level 2 to Level 1. Securities that were valued using other significant observable inputs at December 31, 2015 were valued using unadjusted quoted prices at December 31, 2016. At December 31, 2015, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

A significant portion of the Portfolio's net assets consist of securities of issuers located in emerging markets, which are denominated in foreign currencies. Such securities may be concentrated in a limited number of countries and regions and may vary throughout the year. Changes in currency exchange rates will affect the value of and investment income from foreign currency denominated securities. Emerging market securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the U.S. In addition, emerging market issuers may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Structured Investments: The Portfolio invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Portfolio will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Portfolio is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio's illiquidity to the extent that the Portfolio, at a particular time, may be unable to find qualified buyers for these securities.

5.  Redemption Fees: The Portfolio will assess a 2% redemption fee on Class I shares, Class A shares, Class L shares, Class C shares and Class IS shares, which is paid directly to the Portfolio, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

6.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 1.25% of the daily net assets of the Portfolio.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.85% for Class I shares, 2.20% for Class A shares, 2.70% for Class L shares, 2.95% for Class C shares and 1.80% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Portfolio's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2016, approximately $3,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

In December 2015, the Fund's Custodian announced that it had identified inconsistencies in the way in which clients were invoiced for out-of-pocket expenses from 1998 until November 2015. The dollar amount difference between what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The Custodian reimbursed the Portfolio directly, which was recognized as a change in accounting estimate and

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

was reflected as "Reimbursement of Custodian Fees" in the Statement of Operations. Pursuant to the expense limitations described in Note B, the Portfolio has experienced expenses reimbursed by the Adviser during the current period. Accordingly, the reimbursement of out-of-pocket custodian expenses in the current period resulted in the reduction in the current period expenses reimbursed by the Adviser.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2016, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $187,661,000 and $196,706,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2016.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2016, advisory fees paid were reduced by approximately $16,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2016 is as follows:

Value December 31, 2015 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2016 (000)
$16,114	$175,453	$187,088	$40	$4,479

The Portfolio is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2016, the Portfolio did not engage in any cross-trade transactions.

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Portfolio.

H. Federal Income Taxes It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2016, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2016 and 2015 was as follows:

2016 Distributions Paid From:			2015 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Paid-in Capital (000)	Ordinary Income (000)	Long-Term Capital Gain (000)	Paid-in- Capital (000)
$7,980	$—	$160	$4,967	$—	$232

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

Temporary differences are primarily due to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and an expired capital loss carryforward resulted in the following reclassifications among the components of net assets at December 31, 2016:

Distributions in Excess of Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$(3,286)	$23,296	$(20,010)

At December 31, 2016, the Portfolio had no distributable earnings on a tax basis.

At December 31, 2016, the Portfolio had available for federal income tax purposes unused short term and long term capital losses of approximately $49,958,000 and $77,987,000 respectively, that do not have an expiration date.

In addition, at December 31, 2016, the Portfolio had available for federal income tax purposes unused capital losses which will expire on the indicated dates:

Amount (000)	Expiration
$4,191	December 31, 2017

During the year ended December 31, 2016, capital loss carryforwards of approximately $20,010,000 expired for federal income tax purposes.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

Qualified late year losses are capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year that, if elected, are deemed to arise on the first day of the Portfolio's next taxable year. These also include non-specified ordinary losses incurred after December 31 but within the same taxable year. For the year ended December 31, 2016, the Portfolio deferred to January 1, 2017 for U.S. federal income tax purposes the following losses:

Qualified Late Year Ordinary Losses (000)	Post-October Capital Losses (000)
$242	$—

I. Credit Facility: As of April 4, 2016, the Fund and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "facility") with State Street. This facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or one month libor rate plus a spread. The facility also has a commitment fee of 0.25% per annum based on the unused portion of the facility. During the year ended December 31, 2016, the Portfolio did not have any borrowings under the facility.

J. Other: At December 31, 2016, the Portfolio had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 54.6%.

K. Accounting Pronouncements: In December 2016, FASB issued Accounting Standards update 2016-19 — Technical Corrections and Improvements ("ASU 2016-19"), which is effective for interim periods for all entities beginning after December 15, 2016. ASU 2016-19 includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. That amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. Although still evaluating the potential impacts of ASU 2016-19 to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

In October 2016, the Securities and Exchange Commission ("SEC") issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the Portfolio's net assets or results of operations. Although still evaluating the potential impacts of the Investment Company Reporting Modernization to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Frontier Emerging Markets Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Frontier Emerging Markets Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Frontier Emerging Markets Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 28, 2017

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2016. For corporate shareholders 0.66% of the dividends qualified for the dividends received deduction.

For federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2016. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of approximately $10,635,000 as taxable at this lower rate.

The Portfolio intends to pass through foreign tax credits of approximately $2,495,000 and has derived net income from sources within foreign countries amounting to approximately $24,299,000.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to nonaffiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Overseen by Independent Director**	Portfolios in Fund Complex Other Directorships Held by Independent Director***
Frank L. Bowman (72) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				90

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (63) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	91	Director of various non-profit organizations.
Nancy C. Everett (61) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	91

Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Overseen by Independent Director**	Portfolios in Fund Complex Other Directorships Held by Independent Director***
Jakki L. Haussler (59) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	91

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (67) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	91	Director of NVR, Inc. (home construction).
Joseph J. Kearns (74) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	93	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Overseen by Independent Director**	Portfolios in Fund Complex Other Directorships Held by Independent Director***
Michael F. Klein (58) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				90	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (56) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Management Director, JPMorgan Asset Management (2013-2016); President, JPMorgan Funds (2010-2013), Chief Administrative Officer, JPMorgan Funds (2004-2010), Treasurer, JPMorgan Funds (2003-2004, 2008-2010), and Vice President and Board Liaison, JPMorgan Funds (2001-2004); Managing Director, J.P. Morgan Investment Management Inc. (2001-2013); Vice President of Finance, Pierpont Group (1996-2001); Vice President, Bank of New York (1995-1996); Senior Audit Manager, Price Waterhouse, LLP (1982-1995).	91	None.
Michael E. Nugent (80) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	92	None.
W. Allen Reed (69) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	91	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (84) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	92	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2016) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (53) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (51) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (49) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, 100 F Street, NE, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Portfolio of Morgan Stanley Institutional Fund, Inc., which describes in detail the Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

35

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2017 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIFEMANN
1707956 EXP. 02.28.18

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Global Advantage Portfolio

Annual Report

December 31, 2016

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	7
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	12
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	25
Federal Tax Notice	26
Privacy Notice	27
Director and Officer Information	30

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Portfolio of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Portfolio, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Global Advantage Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2017

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Expense Example (unaudited)

Global Advantage Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/16	Actual Ending Account Value 12/31/16	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Advantage Portfolio Class I	$1,000.00	$1,033.10	$1,019.66	$5.57	$5.53	1.09	%***
Global Advantage Portfolio Class A	1,000.00	1,031.60	1,017.75	7.51	7.46	1.47	***
Global Advantage Portfolio Class L	1,000.00	1,028.80	1,015.38	9.89	9.83	1.94	***
Global Advantage Portfolio Class C	1,000.00	1,028.10	1,014.13	11.16	11.09	2.19	***

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

***  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Investment Overview (unaudited)

Global Advantage Portfolio

The Portfolio seeks long-term capital appreciation.

Performance

For the year ended December 31, 2016, the Portfolio's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 0.21%, net of fees. The Portfolio's Class I shares underperformed the Portfolio's benchmark, the MSCI All Country World Index (the "Index"), which returned 7.86%.

Factors Affecting Performance

•  Global equities rose 7.86% for the 12-month period, as measured by the Index. The Index was led by strong performance from the U.S. and emerging markets, while Japan and Europe lagged. Early in the year, worries about weak global growth and disinflation drove share prices lower. However, sentiment brightened as commodity prices bottomed, China's economy stabilized, the U.S. economy strengthened and global central banks remained accommodative. In the second half of the year, equity markets largely shrugged off the Brexit referendum's surprise outcome and the U.S., in particular, rallied strongly following the unexpected election of Donald Trump on anticipation of pro-growth, reflationary policy from the new administration.

•  The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers. In this reporting period, the Portfolio's relative underperformance was mostly driven by unfavorable stock selection. Sector allocation detracted to a lesser extent.

•  Stock selection was the weakest in the information technology and consumer staples sectors. Overweight allocations to both sectors contributed a modest gain, but didn't offset the negative impact of stock selection.

•  An underweight allocation to the energy sector also detracted from relative performance, as the sector was Index's top performer for the period.

•  The health care sector was the largest positive contributor. Both an underweight allocation and stock selection in the sector were advantageous.

•  Stock selection in the consumer discretionary sector was positive, but the negative impact of the overweight to the sector diminished relative gains.

•  The Portfolio held no exposure to the real estate sector, which was beneficial to relative performance.

Management Strategies

•  There were no changes to our bottom-up investment process during the period. We continued to look for franchises with strong name recognition and sustainable competitive advantages. We typically favor companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. Our emphasis is on secular growth, and as a result short-term market events are not as meaningful in the stock selection process.

*  Minimum Investment for Class I shares

**  Commenced Operations on December 28, 2010.

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L and C shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Investment Overview (unaudited) (cont'd)

Global Advantage Portfolio

Performance Compared to the MSCI All Country World Index(1) and the Lipper Global Multi-Cap Growth Funds Index(2)

	Period Ended December 31, 2016 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio — Class I Shares w/o sales charges(4)	0.21%	10.83%	—	9.01%
Portfolio — Class A Shares w/o sales charges(4)	–0.11	10.47	—	8.67
Portfolio — Class A Shares with maximum 5.25% sales charges(4)	–5.35	9.29	—	7.70
Portfolio — Class L Shares w/o sales charges(4)	–0.70	9.91	—	8.12
Portfolio — Class C Shares w/o sales charges(5)	–0.95	—	—	–2.33
Portfolio — Class C Shares with maximum 1.00% deferred sales charges(5)	–1.92	—	—	–2.33
MSCI All Country World Index	7.86	9.36	—	6.48
Lipper Global Multi-Cap Growth Funds Index	2.90	9.26	—	5.51

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)  The MSCI All Country World Index (ACWI) is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. It is not possible to invest directly in an index. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Global Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Global Multi-Cap Growth Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on December 28, 2010.

(5)  Commenced offering on April 30, 2015.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Portfolio, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Portfolio of Investments

Global Advantage Portfolio

	Shares	Value (000)
Common Stocks (98.7%)
Brazil (1.9%)
MercadoLibre, Inc.	778	$122
China (7.7%)
Alibaba Group Holding Ltd. ADR (a)	2,758	242
Tencent Holdings Ltd. (b)	9,900	243
		485
France (13.2%)
Christian Dior SE	2,804	588
Hermes International	585	240
		828
Germany (1.1%)
ThyssenKrupp AG	2,742	65
Italy (1.1%)
Brunello Cucinelli SpA	3,286	70
Japan (2.7%)
Calbee, Inc.	5,400	169
Netherlands (1.5%)
Priceline Group, Inc. (The) (a)	62	91
Spain (2.5%)
Industria de Diseno Textil SA	4,631	158
Switzerland (5.0%)
Nestle SA ADR	4,325	310
United Kingdom (6.9%)
BBA Aviation PLC	20,761	72
Intertek Group PLC	2,352	101
Reckitt Benckiser Group PLC	1,834	156
Whitbread PLC	2,167	101
		430
United States (55.1%)
Alphabet, Inc., Class C (a)	400	309
Amazon.com, Inc. (a)	632	474
Berkshire Hathaway, Inc., Class B (a)	1,489	243
Dollar Tree, Inc. (a)	1,044	81
Dunkin' Brands Group, Inc.	1,735	91
Facebook, Inc., Class A (a)	4,021	463
IHS Markit Ltd. (a)	4,500	159
Marriott International, Inc., Class A	1,506	124
Mastercard, Inc., Class A	2,161	223
MSCI, Inc.	1,174	92
S&P Global, Inc.	1,884	203
Salesforce.com, Inc. (a)	2,138	146
TJX Cos., Inc. (The)	1,326	100
TransDigm Group, Inc.	393	98
Twitter, Inc. (a)	5,281	86
United Technologies Corp.	2,249	246
Verisk Analytics, Inc. (a)	1,124	91
Visa, Inc., Class A	1,576	123
Zoetis, Inc.	1,920	103
		3,455
Total Common Stocks (Cost $5,535)		6,183
	Notional Amount (000)	Value (000)
Call Option Purchased (0.0%)
Foreign Currency Option (0.0%)
USD/CNY May 2017 @ CNY 7.90, Royal Bank of Scotland (Cost $3)	800	$3
	Shares
Short-Term Investment (0.5%)
Investment Company (0.5%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $29)	29,454	29
Total Investments (99.2%) (Cost $5,567) (c)		6,215
Other Assets in Excess of Liabilities (0.8%)		51
Net Assets (100.0%)		$6,266

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Portfolio's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  At December 31, 2016, the aggregate cost for federal income tax purposes is approximately $5,602,000. The aggregate gross unrealized appreciation is approximately $820,000 and the aggregate gross unrealized depreciation is approximately $207,000, resulting in net unrealized appreciation of approximately $613,000.

ADR  American Depositary Receipt.

CNY  —  Chinese Yuan Renminbi

USD  —  United States Dollar

Portfolio Composition

Classification	Percentage of Total Investments
Internet Software & Services	23.6%
Other*	23.3
Textiles, Apparel & Luxury Goods	14.5
Internet & Direct Marketing Retail	9.1
Food Products	7.7
Professional Services	5.6
Information Technology Services	5.6
Aerospace & Defense	5.5
Hotels, Restaurants & Leisure	5.1
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Global Advantage Portfolio

Statement of Assets and Liabilities	December 31, 2016 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $5,538)	$6,186
Investment in Security of Affiliated Issuer, at Value (Cost $29)	29
Total Investments in Securities, at Value (Cost $5,567)	6,215
Foreign Currency, at Value (Cost —@)	—	@
Receivable for Portfolio Shares Sold	79
Due from Adviser	2
Dividends Receivable	—	@
Receivable from Affiliate	—	@
Other Assets	34
Total Assets	6,330
Liabilities:
Payable for Professional Fees	47
Payable for Custodian Fees	5
Payable for Transfer Agency Fees — Class I	—	@
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Shareholder Services Fees — Class A	1
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Payable for Sub Transfer Agency Fees — Class I	—	@
Payable for Sub Transfer Agency Fees — Class A	1
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Bank Overdraft	—	@
Payable for Administration Fees	—	@
Other Liabilities	9
Total Liabilities	64
Net Assets	$6,266
Net Assets Consist Of:
Paid-in-Capital	$5,662
Accumulated Net Investment Loss	(3)
Distributions in Excess of Net Realized Gain	(41)
Unrealized Appreciation (Depreciation) on:
Investments	648
Foreign Currency Translations	(—	@)
Net Assets	$6,266

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Global Advantage Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2016 (000)
CLASS I:
Net Assets	$3,229
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	266,329
Net Asset Value, Offering and Redemption Price Per Share	$12.12
CLASS A:
Net Assets	$2,640
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	219,917
Net Asset Value, Redemption Price Per Share	$12.01
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.67
Maximum Offering Price Per Share	$12.68
CLASS L:
Net Assets	$217
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	18,471
Net Asset Value, Offering and Redemption Price Per Share	$11.74
CLASS C:
Net Assets	$180
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	15,477
Net Asset Value, Offering and Redemption Price Per Share	$11.66

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Global Advantage Portfolio

Statement of Operations	Year Ended December 31, 2016 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $5 of Foreign Taxes Withheld)	$72
Dividends from Security of Affiliated Issuer (Note G)	1
Total Investment Income	73
Expenses:
Professional Fees	96
Advisory Fees (Note B)	54
Registration Fees	50
Shareholder Services Fees — Class A (Note D)	10
Distribution and Shareholder Services Fees — Class L (Note D)	2
Distribution and Shareholder Services Fees — Class C (Note D)	2
Shareholder Reporting Fees	9
Transfer Agency Fees — Class I (Note E)	2
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Custodian Fees (Note F)	6
Administration Fees (Note C)	5
Pricing Fees	5
Sub Transfer Agency Fees — Class I	— @
Sub Transfer Agency Fees — Class A	2
Sub Transfer Agency Fees — Class L	— @
Sub Transfer Agency Fees — Class C	— @
Directors' Fees and Expenses	2
Other Expenses	23
Total Expenses	274
Expenses Reimbursed by Adviser (Note B)	(90)
Waiver of Advisory Fees (Note B)	(54)
Reimbursement of Class Specific Expenses — Class I (Note B)	(2)
Reimbursement of Class Specific Expenses — Class A (Note B)	(1)
Reimbursement of Class Specific Expenses — Class L (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(— @)
Reimbursement of Custodian Fees (Note F)	(32)
Net Expenses	91
Net Investment Loss	(18)
Realized Gain:
Investments Sold	46
Foreign Currency Transactions	— @
Net Realized Gain	46
Change in Unrealized Appreciation (Depreciation):
Investments	110
Foreign Currency Translations	— @
Net Change in Unrealized Appreciation (Depreciation)	110
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	156
Net Increase in Net Assets Resulting from Operations	$138

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Global Advantage Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2016 (000)	Year Ended December 31, 2015 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income (Loss)	$(18)	$1
Net Realized Gain	46	323
Net Change in Unrealized Appreciation (Depreciation)	110	(27)
Net Increase in Net Assets Resulting from Operations	138	297
Distributions from and/or in Excess of:
Class I:
Net Investment Income	—	(7)
Net Realized Gain	(61)	(148)
Class A:
Net Realized Gain	(74)	(172)
Class L:
Net Realized Gain	(6)	(27)
Class C:
Net Investment Income	—	(— @)
Net Realized Gain	(5)	(3)
Total Distributions	(146)	(357)
Capital Share Transactions:(1)
Class I:
Subscribed	2,106	497
Distributions Reinvested	58	131
Redeemed	(671)	(2,065)
Class A:
Subscribed	1,326	2,665
Distributions Reinvested	71	155
Redeemed	(2,218)	(116)
Class L:
Exchanged	21	—
Subscribed	—	128
Distributions Reinvested	4	18
Redeemed	(183)	(86)
Class C:
Subscribed	223	62 *
Distributions Reinvested	5	2 *
Redeemed	(108)	(— @)*
Net Increase in Net Assets Resulting from Capital Share Transactions	634	1,391
Total Increase in Net Assets	626	1,331
Net Assets:
Beginning of Period	5,640	4,309
End of Period (Including Accumulated Net Investment Loss of $(3) and $(4))	$6,266	$5,640

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Global Advantage Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2016 (000)	Year Ended December 31, 2015 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	171	37
Shares Issued on Distributions Reinvested	5	10
Shares Redeemed	(54)	(152)
Net Increase (Decrease) in Class I Shares Outstanding	122	(105)
Class A:
Shares Subscribed	114	212
Shares Issued on Distributions Reinvested	6	12
Shares Redeemed	(178)	(9)
Net Increase (Decrease) in Class A Shares Outstanding	(58)	215
Class L:
Shares Exchanged	2	—
Shares Subscribed	—	10
Shares Issued on Distributions Reinvested	— @@	1
Shares Redeemed	(15)	(6)
Net Increase (Decrease) in Class L Shares Outstanding	(13)	5
Class C:
Shares Subscribed	20	5	*
Shares Issued on Distributions Reinvested	— @@	—	@@*
Shares Redeemed	(9)	(—	@@)*
Net Increase in Class C Shares Outstanding	11	5

@  Amount is less than $500.

@@  Amount is less than 500 shares.

*  For the period April 30, 2015 through December 31, 2015.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

Global Advantage Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$12.36		$12.74		$13.57		$11.37		$9.97
Income from Investment Operations:
Net Investment Income (2)	0.00	(3)	0.05		0.05		0.04		0.16
Net Realized and Unrealized Gain	0.02		0.46		0.04		3.27		2.12
Total from Investment Operations	0.02		0.51		0.09		3.31		2.28
Distributions from and/or in Excess of:
Net Investment Income	—		(0.03)		(0.01)		(0.08)		(0.12)
Net Realized Gain	(0.26)		(0.86)		(0.91)		(1.03)		(0.76)
Total Distributions	(0.26)		(0.89)		(0.92)		(1.11)		(0.88)
Net Asset Value, End of Period	$12.12		$12.36		$12.74		$13.57		$11.37
Total Return (4)	0.21%		3.85%		0.83%		29.71%		22.83%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,229		$1,785		$3,181		$2,868		$1,129
Ratio of Expenses to Average Net Assets (8)	1.09	%(5)	1.11	%(5)(6)	1.30	%(5)	1.29	%(5)	1.30	%(5)
Ratio of Net Investment Income to Average Net Assets (8)	0.04	%(5)	0.37	%(5)	0.40	%(5)	0.29	%(5)	1.39	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.00	%(7)	0.00	%(7)	0.01%		0.00	%(7)
Portfolio Turnover Rate	90%		90%		46%		57%		63%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.82%		5.38%		5.31%		8.07%		7.28%
Net Investment Loss to Average Net Assets	(2.69)%		(3.90)%		(3.61)%		(6.49)%		(4.59)%

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective January 23, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.10% for Class I shares. Prior to January 23, 2015, the maximum ratio was 1.30% for Class I shares.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

Global Advantage Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$12.29		$12.70		$13.57		$11.36		$9.97
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (2)	(0.05)		(0.04)		0.01		(0.04)		0.13
Net Realized and Unrealized Gain	0.03		0.49		0.04		3.31		2.11
Total from Investment Operations	(0.02)		0.45		0.05		3.27		2.24
Distributions from and/or in Excess of:
Net Investment Income	—		—		(0.01)		(0.03)		(0.09)
Net Realized Gain	(0.26)		(0.86)		(0.91)		(1.03)		(0.76)
Total Distributions	(0.26)		(0.86)		(0.92)		(1.06)		(0.85)
Net Asset Value, End of Period	$12.01		$12.29		$12.70		$13.57		$11.36
Total Return (3)	(0.11)%		3.40%		0.46%		29.48%		22.44%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,640		$3,414		$790		$681		$114
Ratio of Expenses to Average Net Assets (8)	1.44	%(4)	1.45	%(4)(6)	1.65	%(4)	1.60	%(4)(5)	1.55	%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets (8)	(0.38	)%(4)	(0.34	)%(4)	0.05	%(4)	(0.35	)%(4)	1.14	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.00	%(7)	0.01%		0.00	%(7)
Portfolio Turnover Rate	90%		90%		46%		57%		63%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	4.09%		5.92%		5.79%		8.43%		7.53%
Net Investment Loss to Average Net Assets	(3.03)%		(4.81)%		(4.09)%		(7.18)%		(4.84)%

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratios of 1.65% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.55% for Class A shares.

(6)  Effective January 23, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.45% for Class A shares. Prior to January 23, 2015, the maximum ratio was 1.65% for Class A shares.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

Global Advantage Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$12.09		$12.56		$13.50		$11.35		$9.96
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (2)	(0.10)		(0.08)		(0.06)		(0.09)		0.07
Net Realized and Unrealized Gain	0.01		0.47		0.04		3.28		2.11
Total from Investment Operations	(0.09)		0.39		(0.02)		3.19		2.18
Distributions from and/or in Excess of:
Net Investment Income	—		—		(0.01)		(0.01)		(0.03)
Net Realized Gain	(0.26)		(0.86)		(0.91)		(1.03)		(0.76)
Total Distributions	(0.26)		(0.86)		(0.92)		(1.04)		(0.79)
Net Asset Value, End of Period	$11.74		$12.09		$12.56		$13.50		$11.35
Total Return (3)	(0.70)%		2.96%		(0.07)%		28.78%		21.89%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$217		$382		$338		$254		$113
Ratio of Expenses to Average Net Assets (8)	1.94	%(4)	1.96	%(4)(6)	2.15	%(4)	2.09	%(4)(5)	2.05	%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets (8)	(0.86	)%(4)	(0.60	)%(4)	(0.45	)%(4)	(0.71	)%(4)	0.64	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.00	%(7)	0.00	%(7)	0.01%		0.00	%(7)
Portfolio Turnover Rate	90%		90%		46%		57%		63%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	5.12%		6.58%		6.55%		9.07%		8.03%
Net Investment Loss to Average Net Assets	(4.04)%		(5.22)%		(4.85)%		(7.69)%		(5.34)%

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.15% for Class L shares. Prior to September 16, 2013, the maximum ratio was 2.05% for Class L shares.

(6)  Effective January 23, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.95% for Class L shares. Prior to January 23, 2015, the maximum ratio was 2.15% for Class L shares.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

Global Advantage Portfolio

	Class C
Selected Per Share Data and Ratios	Year Ended December 31, 2016(1)		Period from April 30, 2015(2) to December 31, 2015
Net Asset Value, Beginning of Period	$12.04		$13.30
Income (Loss) from Investment Operations:
Net Investment Loss (3)	(0.13)		(0.11)
Net Realized and Unrealized Gain (Loss)	0.01		(0.26)
Total from Investment Operations	(0.12)		(0.37)
Distributions from and/or in Excess of:
Net Investment Income	—		(0.03)
Net Realized Gain	(0.26)		(0.86)
Total Distributions	(0.26)		(0.89)
Net Asset Value, End of Period	$11.66		$12.04
Total Return (4)	(0.95)%		(2.94	)%(7)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$180		$59
Ratio of Expenses to Average Net Assets (9)	2.19	%(5)	2.20	%(5)(8)
Ratio of Net Investment Loss to Average Net Assets (9)	(1.12	)%(5)	(1.33	)%(5)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.00	%(6)(8)
Portfolio Turnover Rate	90%		90%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	6.12%		12.84	%(8)
Net Investment Loss to Average Net Assets	(5.05)%		(11.97	)%(8)

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Amount is less than 0.005%.

(7)  Not Annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-nine separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Advantage Portfolio. The Portfolio seeks long-term capital appreciation.

The Portfolio offers four classes of shares — Class I, Class A, Class L and Class C. On April 30, 2015, the Portfolio suspended offering Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) Listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sale price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (4) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Fund's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (5) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2016.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$344	$—	$—	$344
Capital Markets	295	—	—	295
Diversified Financial Services	243	—	—	243
Food Products	479	—	—	479
Hotels, Restaurants & Leisure	316	—	—	316
Household Products	156	—	—	156
Information Technology Services	346	—	—	346
Internet & Direct Marketing Retail	565	—	—	565
Internet Software & Services	1,465	—	—	1,465
Metals & Mining	65	—	—	65
Multi-line Retail	81	—	—	81
Pharmaceuticals	103	—	—	103
Professional Services	351	—	—	351
Software	146	—	—	146
Specialty Retail	258	—	—	258
Textiles, Apparel & Luxury Goods	898	—	—	898
Transportation Infrastructure	72	—	—	72
Total Common Stocks	6,183	—	—	6,183
Call Option Purchased	—	3	—	3
Short-Term Investment
Investment Company	29	—	—	29
Total Assets	$6,212	$3	$—	$6,215

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2016, securities with a total value of approximately $1,244,000 transferred from Level 2 to Level 1. Securities that were valued using other significant observable inputs at December 31, 2015 were valued using unadjusted quoted prices at December 31, 2016. At

December 31, 2015, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Options: With respect to options, the Portfolio is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price typically in exchange for a premium paid by the Portfolio. The Portfolio may purchase and/or sell put and call options. Purchasing call options tends to increase the Portfolio's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Portfolio's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Portfolio bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities.

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

Premium paid for purchasing options which expired are treated as realized losses. If the Portfolio sells an option, it sells to another party the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price typically in exchange for a premium received by the Portfolio. When options are purchased OTC, the Portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Portfolio may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2016.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Option Purchased	Investments, at Value (Option Purchased)	Currency Risk	$3	(a)

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2016 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Options Purchased)	$(6	)(b)

(b) Amounts are included in Investments Sold in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Options Purchased)	$(9	)(c)

(c) Amounts are included in Investments in the Statement of Operations.

At December 31, 2016, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(d) (000)		Liabilities(d) (000)
Option Purchased	$3	(a)	$—

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(d) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2016.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
Royal Bank of Scotland	$3	$—	$—	$3

For the year ended December 31, 2016, the approximate average monthly amount outstanding for each derivative type is as follows:

Options Purchased:
Average monthly notional amount	828,000

5.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Over $1 billion
0.80%	0.75%

For the year ended December 31, 2016, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.00% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.10% for Class I shares, 1.45% for Class A shares, 1.95% for Class L shares and 2.20% for Class C shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Portfolio's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2016, approximately $54,000 of advisory fees were waived and approximately $97,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

In December 2015, the Fund's Custodian announced that it had identified inconsistencies in the way in which clients were invoiced for out-of-pocket expenses from 1998 until November 2015. The dollar amount difference between what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The Custodian reimbursed the Portfolio directly, which was recognized as a change in accounting estimate and was reflected as "Reimbursement of Custodian Fees" in the Statement of Operations. Pursuant to the expense limitations described in Note B, the Portfolio has experienced waiver of advisory fees and expenses reimbursed by the Adviser during the current period. Accordingly, the reimbursement of out-of-pocket custodian expenses in the current period resulted in the reduction in the current period expenses reimbursed by the Adviser.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2016, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $6,389,000 and $5,735,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2016.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2016, advisory fees paid were reduced by less than $500 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2016 is as follows:

Value December 31, 2015 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2016 (000)
$222	$3,839	$4,032	$1	$29

The Portfolio is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2016, the Portfolio did not engage in any cross-trade transactions.

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2016, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2016 and 2015 was as follows:

2016 Distributions Paid From:		2015 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$—	$146	$7	$350

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, and a net operating loss, resulted in the following reclassifications among the components of net assets at December 31, 2016:

Accumulated Net Investment Loss (000)	Distributions in Excess of Net Realized Gain (000)	Paid-in- Capital (000)
$19	$5	$(24)

At December 31, 2016, the Portfolio had no distributable earnings on a tax basis.

Qualified late year losses are capital losses, including currency losses, incurred after October 31 but within the taxable year that, if elected, are deemed to arise on the first day of the Portfolio's next taxable year. For the year ended December 31, 2016, the Portfolio deferred to January 1, 2017 for U.S. federal income tax purposes the following losses:

Qualified Late Year Ordinary Losses (000)	Post-October Capital Losses (000)
$3	$6

I. Credit Facility: As of April 4, 2016, the Fund and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "facility") with State Street. This facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or one month libor rate plus a spread. The facility also has a commitment fee of 0.25% per annum based on the unused portion of the facility. During the year ended December 31, 2016, the Portfolio did not have any borrowings under the facility.

J. Other: At December 31, 2016, the Portfolio had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 81.3%.

K. Accounting Pronouncements: In December 2016, FASB issued Accounting Standards update 2016-19 —

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

Technical Corrections and Improvements ("ASU 2016-19"), which is effective for interim periods for all entities beginning after December 15, 2016. ASU 2016-19 includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. That amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. Although still evaluating the potential impacts of ASU 2016-19 to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

In October 2016, the Securities and Exchange Commission ("SEC") issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the Portfolio's net assets or results of operations. Although still evaluating the potential impacts of the Investment Company Reporting Modernization to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Global Advantage Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Global Advantage Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Advantage Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 28, 2017

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2016. The Portfolio designated and paid approximately $146,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2016. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of approximately $75,000 as taxable at this lower rate.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to nonaffiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Overseen by Independent Director**	Portfolios in Fund Complex Other Directorships Held by Independent Director***
Frank L. Bowman (72) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				90

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (63) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	91	Director of various non-profit organizations.
Nancy C. Everett (61) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	91

Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Overseen by Independent Director**	Portfolios in Fund Complex Other Directorships Held by Independent Director***
Jakki L. Haussler (59) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	91

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (67) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	91	Director of NVR, Inc. (home construction).
Joseph J. Kearns (74) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	93	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (58) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				90	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (56) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Management Director, JPMorgan Asset Management (2013-2016); President, JPMorgan Funds (2010-2013), Chief Administrative Officer, JPMorgan Funds (2004-2010), Treasurer, JPMorgan Funds (2003-2004, 2008-2010), and Vice President and Board Liaison, JPMorgan Funds (2001-2004); Managing Director, J.P. Morgan Investment Management Inc. (2001-2013); Vice President of Finance, Pierpont Group (1996-2001); Vice President, Bank of New York (1995-1996); Senior Audit Manager, Price Waterhouse, LLP (1982-1995).	91	None.
Michael E. Nugent (80) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	92	None.
W. Allen Reed (69) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	91	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (84) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	92	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2016) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (53) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (51) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (49) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.
33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, 100 F Street, NE, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Portfolio of Morgan Stanley Institutional Fund, Inc., which describes in detail the Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

34

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2017 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGAANN
1695718 EXP. 02.28.18

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Global Concentrated Portfolio

Annual Report

December 31, 2016

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	7
Statement of Operations	8
Statement of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	19
Federal Tax Notice	20
Privacy Notice	21
Director and Officer Information	24

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Portfolio of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Portfolio, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Global Concentrated Portfolio (the "Portfolio") performed during the period beginning May 27, 2016 (when the Portfolio launched) and ended December 31, 2016.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2017

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Expense Example (unaudited)

Global Concentrated Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/16	Actual Ending Account Value 12/31/16	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Concentrated Portfolio Class I	$1,000.00	$1,047.50	$1,020.26	$4.99	$4.93	0.97%
Global Concentrated Portfolio Class A	1,000.00	1,045.20	1,018.35	6.94	6.85	1.35
Global Concentrated Portfolio Class C	1,000.00	1,043.00	1,014.58	10.78	10.63	2.10
Global Concentrated Portfolio Class IS	1,000.00	1,047.70	1,020.36	4.89	4.82	0.95

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Investment Overview (unaudited)

Global Concentrated Portfolio

The Portfolio seeks long-term capital appreciation.

Performance

For the period from inception on May 27, 2016 through December 31, 2016, the Portfolio's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 2.24%, net of fees. The Portfolio's Class I shares underperformed the Portfolio's benchmark, the MSCI World Net Index (the "Index"), which returned 5.53% for the same period.

Factors Affecting Performance

•  The reporting period proved to be a volatile time for the equity market, beginning with the spillover effects going into and following the Brexit vote, anticipation of the next Federal Reserve rate hike, and reactions to the U.S. presidential election campaign as well as its ultimate result. Within the U.S. region, earnings projections for 2016 were roughly flat compared to 2015, and since prior to the election, earnings growth expectations for 2017 were in the low double-digits. However, it was not until immediately following the election that the market began to price in the better earnings projections for 2017. Positive economic data such as gross domestic product growth, wage growth, low unemployment, moderate inflation, and increased consumer confidence contributed to investor enthusiasm. The European region continued to experience spillover from uncertainty surrounding the Brexit vote at the end of June, meaningfully underperforming the U.S.(i) Emerging market stocks had underperformed other regions for over five years, but rallied in 2016.(ii)

•  The greatest strength within the Index over the reporting period came from within the U.S. and specifically the cyclical sectors that had experienced an earnings recession going into 2016: financials, energy, and industrials. The worst performers were European stocks in relatively low volatility sectors such as telecommunication services, utilities and consumer staples.

•  The Portfolio benefited during the period from its regional allocation, in particular an underweight to Europe. From a sector allocation standpoint, an allocation to Asia ex-Japan information technology stocks was the single biggest positive contributor. In addition, the underweight to European consumer staples, financials and telecommunication services added to gains.

•  Within stock selection, the largest detractors for the period were two U.S. health care stocks. Within health care, the pharmaceuticals subsector had the greatest decline, as pricing concerns weighed on share prices since August. European industrials negatively impacted by the Brexit vote also contributed to Portfolio underperformance for the period.

•  The Portfolio benefited from a position in a Taiwan-based global semiconductor manufacturer that sells its chips into major manufacturers of mobile devices and internet connectivity devices. Other top contributors to performance for the period were a U.S.-based digital communications company and an industrial products and equipment manufacturer, both of which had been deeply oversold and then rebounded during the period.

Management Strategies

•  There have been no changes to our investment process during the period. Statistically, the majority of a portfolio's annual return can be explained by its common factor exposures (which we categorize as growth, value, quality, and risk). The tilting of these exposures is highly correlated to alpha generation (that is, a portfolio's excess return over a benchmark). Therefore, the team begins with a quantitative process to identify the common factors we believe are likely to prevail in each region of the world going forward. The rest of a portfolio's annual returns is explained by its company-specific results, meaning that stock selection is also a key determinant to alpha generation. We employ a bottom-up fundamental stock selection process in an effort to capture idiosyncratic returns. The result is a highly active portfolio of fundamentally attractive stocks which we believe could benefit from what we have identified to be quantitative investment styles likely to outperform in each region.

•  As we move into 2017, the Portfolio is positioned with a modestly higher weighting in value stocks over growth stocks in the U.S. In that region, we remain underweight in historically low volatility, higher dividend yielding sectors that remain expensive relative to their historic valuations. We

(i)  Source: Factset

(ii)  Source: Bloomberg

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Investment Overview (unaudited) (cont'd)

Global Concentrated Portfolio

believe that the financial sector in particular could benefit in an environment of rising interest rates following a decade of underperformance. Despite the underweight to European stocks, we are seeing indications that European value stocks are poised to do well going into 2017. Additionally, we continue to have some exposure to emerging markets, where we see selective opportunities offering inexpensive valuations, and we remain underweight Japan.

*  Minimum Investment for Class I shares

**  Commenced Operations on May 27, 2016.

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, C and IS shares will vary from the performance of Class I shares and will be impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the MSCI World Net Index(1) and the Lipper Global Large-Cap Core Funds Index(2)

	Period Ended December 31, 2016 Total Returns(3)
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio — Class I Shares w/o sales charges(4)	—	—	—	2.24%
Portfolio — Class A Shares w/o sales charges(4)	—	—	—	2.02
Portfolio — Class A Shares with maximum 5.25% sales charges(4)	—	—	—	–3.30
Portfolio — Class C Shares w/o sales charges(4)	—	—	—	1.69
Portfolio — Class C Shares with maximum 1.00% deferred sales charges(4)	—	—	—	0.69
Portfolio — Class IS Shares w/o sales charges(4)	—	—	—	2.25
MSCI World Net Index	—	—	—	5.53
Lipper Global Large-Cap Core Funds Index	—	—	—	4.25

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Returns for periods less than one year are not annualized. Performance of share classes will vary due to difference in expenses.

(1)  The MSCI World Net Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Net Index currently consists of 23 developed market country indices. The performance of the Index is listed in US dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Global Large-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Large-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Global Large-Cap Core Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on May 27, 2016.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of the Portfolio, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Portfolio of Investments

Global Concentrated Portfolio

	Shares	Value (000)
Common Stocks (98.3%)
Canada (2.3%)
Agnico-Eagle Mines Ltd.	4,647	$195
China (6.2%)
Tencent Holdings Ltd. ADR	21,903	531
Ireland (5.5%)
Ryanair Holdings PLC ADR (a)	5,701	475
Japan (7.1%)
Nippon Telegraph & Telephone Corp. ADR	14,519	611
Netherlands (5.8%)
Priceline Group, Inc. (The) (a)	339	497
Switzerland (5.6%)
UBS Group AG (Registered) (a)	30,494	478
Taiwan (5.8%)
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	17,496	503
United Kingdom (5.2%)
Shire PLC ADR	2,635	449
United States (54.8%)
Allergan PLC (a)	2,211	464
Alphabet, Inc., Class A (a)	936	742
AmTrust Financial Services, Inc.	5,015	137
Comcast Corp., Class A	5,010	346
CVS Health Corp.	3,644	288
Emerson Electric Co.	4,794	267
Franklin Resources, Inc.	11,844	469
Illinois Tool Works, Inc.	2,752	337
JPMorgan Chase & Co.	2,920	252
National Oilwell Varco, Inc.	4,887	183
QUALCOMM, Inc.	8,196	534
Schlumberger Ltd.	5,870	493
Synchrony Financial	5,353	194
		4,706
Total Common Stocks (Cost $8,173)		8,445
Short-Term Investment (1.2%)
Investment Company (1.2%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $107)	107,385	107
Total Investments (99.5%) (Cost $8,280) (b)		8,552
Other Assets in Excess of Liabilities (0.5%)		39
Net Assets (100.0%)		$8,591

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Portfolio's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  At December 31, 2016, the aggregate cost for federal income tax purposes is approximately $8,344,000. The aggregate gross unrealized appreciation is approximately $442,000 and the aggregate gross unrealized depreciation is approximately $234,000, resulting in net unrealized appreciation of approximately $208,000.

ADR  American Depositary Receipt.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	24.8%
Internet Software & Services	14.9
Semiconductors & Semiconductor Equipment	12.1
Capital Markets	11.1
Energy Equipment & Services	7.9
Diversified Telecommunication Services	7.1
Internet & Direct Marketing Retail	5.8
Airlines	5.6
Pharmaceuticals	5.4
Biotechnology	5.3
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Global Concentrated Portfolio

Statement of Assets and Liabilities	December 31, 2016 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $8,173)	$8,445
Investment in Security of Affiliated Issuer, at Value (Cost $107)	107
Total Investments in Securities, at Value (Cost $8,280)	8,552
Prepaid Offering Costs	40
Due from Adviser	33
Receivable for Portfolio Shares Sold	10
Dividends Receivable	9
Receivable from Affiliate	—	@
Other Assets	1
Total Assets	8,645
Liabilities:
Payable for Professional Fees	25
Payable for Offering Costs	18
Payable for Custodian Fees	2
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class C	1
Payable for Administration Fees	1
Payable for Transfer Agency Fees — Class I	—	@
Payable for Transfer Agency Fees — Class A	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Portfolio Shares Redeemed	—	@
Other Liabilities	7
Total Liabilities	54
Net Assets	$8,591
Net Assets Consist Of:
Paid-in-Capital	$8,536
Distributions in Excess of Net Investment Income	(32)
Accumulated Net Realized Loss	(185)
Unrealized Appreciation (Depreciation) on:
Investments	272
Net Assets	$8,591
CLASS I:
Net Assets	$6,922
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	680,947
Net Asset Value, Offering and Redemption Price Per Share	$10.16
CLASS A:
Net Assets	$782
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	77,047
Net Asset Value, Redemption Price Per Share	$10.15
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.56
Maximum Offering Price Per Share	$10.71
CLASS C:
Net Assets	$877
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	86,454
Net Asset Value, Offering and Redemption Price Per Share	$10.15
CLASS IS:
Net Assets	$10
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,000
Net Asset Value, Offering and Redemption Price Per Share	$10.16

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Global Concentrated Portfolio

Statement of Operations	Period from May 27, 2016^ to December 31, 2016 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $4 of Foreign Taxes Withheld)	$66
Dividends from Security of Affiliated Issuer (Note G)	—	@
Total Investment Income	66
Expenses:
Offering Costs	57
Professional Fees	53
Advisory Fees (Note B)	34
Shareholder Reporting Fees	7
Shareholder Services Fees — Class A (Note D)	1
Distribution and Shareholder Services Fees — Class C (Note D)	3
Administration Fees (Note C)	4
Transfer Agency Fees — Class I (Note E)	1
Transfer Agency Fees — Class A (Note E)	1
Transfer Agency Fees — Class C (Note E)	1
Transfer Agency Fees — Class IS (Note E)	1
Custodian Fees (Note F)	3
Pricing Fees	3
Sub Transfer Agency Fees — Class A	—	@
Sub Transfer Agency Fees — Class C	—	@
Directors' Fees and Expenses	—	@
Registration Fees	—	@
Other Expenses	—	@
Total Expenses	169
Expenses Reimbursed by Adviser (Note B)	(84)
Waiver of Advisory Fees (Note B)	(34)
Reimbursement of Class Specific Expenses — Class A (Note B)	(1)
Reimbursement of Class Specific Expenses — Class C (Note B)	(—	@)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(1)
Rebate from Morgan Stanley Affiliate (Note G)	(—	@)
Net Expenses	49
Net Investment Income	17
Realized Loss:
Investments Sold	(185)
Change in Unrealized Appreciation (Depreciation):
Investments	272
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	87
Net Increase in Net Assets Resulting from Operations	$104

^  Commencement of Operations.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Global Concentrated Portfolio

Statement of Changes in Net Assets	Period from May 27, 2016^ to December 31, 2016 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$17
Net Realized Loss	(185)
Net Change in Unrealized Appreciation (Depreciation)	272
Net Increase in Net Assets Resulting from Operations	104
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(43)
Class A:
Net Investment Income	(4)
Class C:
Net Investment Income	(2)
Class IS:
Net Investment Income	(— @)
Total Distributions	(49)
Capital Share Transactions:(1)
Class I:
Subscribed	8,440
Distributions Reinvested	11
Redeemed	(1,574)
Class A:
Subscribed	789
Distributions Reinvested	4
Redeemed	(12)
Class C:
Subscribed	870
Distributions Reinvested	2
Redeemed	(4)
Class IS:
Subscribed	10
Net Increase in Net Assets Resulting from Capital Share Transactions	8,536
Total Increase in Net Assets	8,591
Net Assets:
Beginning of Period	—
End of Period (Including Distributions in Excess of Net Investment Income of $(32)).	$8,591
(1) Capital Share Transactions:
Class I:
Shares Subscribed	837
Shares Issued on Distributions Reinvested	1
Shares Redeemed	(157)
Net Increase in Class I Shares Outstanding	681
Class A:
Shares Subscribed	78
Shares Issued on Distributions Reinvested	— @@
Shares Redeemed	(1)
Net Increase in Class A Shares Outstanding	77
Class C:
Shares Subscribed	86
Shares Issued on Distributions Reinvested	— @@
Shares Redeemed	(— @@)
Net Increase in Class C Shares Outstanding	86
Class IS:
Shares Subscribed	1

^  Commencement of Operations.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

Global Concentrated Portfolio

	Class I
Selected Per Share Data and Ratios	Period from May 27, 2016(1) to December 31, 2016
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Income (2)	0.03
Net Realized and Unrealized Gain	0.19
Total from Investment Operations	0.22
Distributions from and/or in Excess of:
Net Investment Income	(0.06)
Net Asset Value, End of Period	$10.16
Total Return (3)	2.24	%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$6,922
Ratio of Expenses to Average Net Assets (8)	0.97	%(4)(7)
Ratio of Net Investment Income to Average Net Assets (8)	0.48	%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(5)(7)
Portfolio Turnover Rate	44	%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.57	%(7)
Net Investment Loss to Average Net Assets	(2.12	)%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Amount is less than 0.005%.

(6)  Not Annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

Global Concentrated Portfolio

	Class A
Selected Per Share Data and Ratios	Period from May 27, 2016(1) to December 31, 2016
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Income (2)	0.01
Net Realized and Unrealized Gain	0.19
Total from Investment Operations	0.20
Distributions from and/or in Excess of:
Net Investment Income	(0.05)
Net Asset Value, End of Period	$10.15
Total Return (3)	2.02	%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$782
Ratio of Expenses to Average Net Assets (8)	1.35	%(4)(7)
Ratio of Net Investment Income to Average Net Assets (8)	0.16	%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(5)(7)
Portfolio Turnover Rate	44	%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	4.23	%(7)
Net Investment Loss to Average Net Assets	(2.72	)%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Amount is less than 0.005%.

(6)  Not Annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

Global Concentrated Portfolio

	Class C
Selected Per Share Data and Ratios	Period from May 27, 2016(1) to December 31, 2016
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net Investment Loss (2)	(0.04)
Net Realized and Unrealized Gain	0.21
Total from Investment Operations	0.17
Distributions from and/or in Excess of:
Net Investment Income	(0.02)
Net Asset Value, End of Period	$10.15
Total Return (3)	1.69	%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$877
Ratio of Expenses to Average Net Assets (8)	2.10	%(4)(7)
Ratio of Net Investment Loss to Average Net Assets (8)	(0.69	)%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(5)(7)
Portfolio Turnover Rate	44	%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	4.81	%(7)
Net Investment Loss to Average Net Assets	(3.40	)%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Amount is less than 0.005%.

(6)  Not Annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

Global Concentrated Portfolio

	Class IS
Selected Per Share Data and Ratios	Period from May 27, 2016(1) to December 31, 2016
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Income (2)	0.03
Net Realized and Unrealized Gain	0.20
Total from Investment Operations	0.23
Distribution from and/or in Excess of
Net Investment Income	(0.07)
Net Asset Value, End of Period	$10.16
Total Return (3)	2.25	%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$10
Ratio of Expenses to Average Net Assets (8)	0.95	%(4)(7)
Ratio of Net Investment Income to Average Net Assets (8)	0.56	%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(5)(7)
Portfolio Turnover Rate	44	%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	19.43	%(7)
Net Investment Loss to Average Net Assets	(17.92	)%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Amount is less than 0.005%.

(6)  Not Annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-nine separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Concentrated Portfolio. The Portfolio seeks long-term capital appreciation.

The Portfolio commenced operations on May 27, 2016, and offers four classes of shares — Class I, Class A, Class C and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Fund's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; and (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the

14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

Directors may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2016.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Airlines	$475	$—	$—	$475
Banks	252	—	—	252
Biotechnology	449	—	—	449
Capital Markets	947	—	—	947
Consumer Finance	194	—	—	194
Diversified Telecommunication Services	611	—	—	611
Electrical Equipment	267	—	—	267
Energy Equipment & Services	676	—	—	676
Food & Staples Retailing	288	—	—	288
Insurance	137	—	—	137
Internet & Direct Marketing Retail	497	—	—	497
Internet Software & Services	1,273	—	—	1,273
Machinery	337	—	—	337
Media	346	—	—	346
Metals & Mining	195	—	—	195
Pharmaceuticals	464	—	—	464
Semiconductors & Semiconductor Equipment	1,037	—	—	1,037
Total Common Stocks	8,445	—	—	8,445
Short-Term Investment
Investment Company	107	—	—	107
Total Assets	$8,552	$—	$—	$8,552

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period.

3.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

4.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

5.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $750 million	Next $750 million	Over $1.5 billion
0.75%	0.70%	0.65%

For the period ended December 31, 2016, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.00% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares, 1.35% for Class A shares, 2.10% for Class C shares and 0.95% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Portfolio's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the period ended December 31, 2016, approximately $34,000 of advisory fees were waived and approximately $86,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets.

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the period ended December 31, 2016, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $11,622,000 and $3,265,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the period ended December 31, 2016.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the period ended December 31, 2016, advisory fees paid were reduced by less than $500 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the period ended December 31, 2016 is as follows:

Purchases at Cost (000)	Sales (000)	Dividend Income (000)		Value December 31, 2016 (000)
$8,872	$8,765	$—	@	$107

@ Amount is less than $500.

The Portfolio is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the period ended December 31, 2016, the Portfolio did not engage in any cross-trade transactions.

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly,

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

no provision for federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. The tax period ended December 31, 2016, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal year 2016 was as follows:

2016 Distributions Paid From:
Ordinary Income (000)
$49

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

At December 31, 2016, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$23	$—

At December 31, 2016, the Portfolio had available for federal income tax purposes unused short-term capital losses of approximately $121,000 that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Other: At December 31, 2016, the Portfolio had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 31.8%.

J. Accounting Pronouncements: In December 2016, FASB issued Accounting Standards update 2016-19 — Technical Corrections and Improvements ("ASU 2016-19"), which is effective for interim periods for all entities beginning after December 15, 2016. ASU 2016-19 includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. That amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. Although still evaluating the potential impacts of ASU 2016-19 to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

In October 2016, the Securities and Exchange Commission ("SEC") issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the Portfolio's net assets or results of operations. Although still evaluating the potential impacts of the Investment Company Reporting Modernization to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Global Concentrated Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Global Concentrated Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2016, and the related statements of operations and changes in net assets and the financial highlights for the period from May 27, 2016 (commencement of operations) to December 31, 2016. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Concentrated Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2016, the results of its operations, the changes in its net assets and the financial highlights for the period from May 27, 2016 (commencement of operations) to December 31, 2016, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 28, 2017

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2016. For corporate shareholders 45.52% of the dividends qualified for the dividends received deduction.

For federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2016. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of approximately $49,000 as taxable at this lower rate.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to nonaffiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (72) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				90

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (63) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	91	Director of various non-profit organizations.
Nancy C. Everett (61) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	91

Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (59) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	91

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (67) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	91	Director of NVR, Inc. (home construction).
Joseph J. Kearns (74) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	93	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (58) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				90	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (56) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Management Director, JPMorgan Asset Management (2013-2016); President, JPMorgan Funds (2010-2013), Chief Administrative Officer, JPMorgan Funds (2004-2010), Treasurer, JPMorgan Funds (2003-2004, 2008-2010), and Vice President and Board Liaison, JPMorgan Funds (2001-2004); Managing Director, J.P. Morgan Investment Management Inc. (2001-2013); Vice President of Finance, Pierpont Group (1996-2001); Vice President, Bank of New York (1995-1996); Senior Audit Manager, Price Waterhouse, LLP (1982-1995).	91	None.
Michael E. Nugent (80) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	92	None.
W. Allen Reed (69) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	91	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (84) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	92	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2016) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (53) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (51) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (49) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, 100 F Street, NE, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Portfolio of Morgan Stanley Institutional Fund, Inc., which describes in detail the Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2017 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGCNPANN
1698146 EXP. 02.28.18

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Global Core Portfolio

Annual Report

December 31, 2016

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	7
Statement of Operations	8
Statement of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	20
Federal Tax Notice	21
Privacy Notice	22
Director and Officer Information	25

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Portfolio of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Portfolio, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Global Core Portfolio (the "Portfolio") performed during the period beginning May 27, 2016 (when the Portfolio launched) and ended December 31, 2016.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2017

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Expense Example (unaudited)

Global Core Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/16	Actual Ending Account Value 12/31/16	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Core Portfolio Class I	$1,000.00	$1,038.90	$1,020.21	$5.02	$4.98	0.98%
Global Core Portfolio Class A	1,000.00	1,037.40	1,018.35	6.91	6.85	1.35
Global Core Portfolio Class C	1,000.00	1,033.00	1,014.58	10.73	10.63	2.10
Global Core Portfolio Class IS	1,000.00	1,039.00	1,020.36	4.87	4.82	0.95

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Investment Overview (unaudited)

Global Core Portfolio

The Portfolio seeks long-term capital appreciation.

Performance

For the period from inception on May 27, 2016 through December 31, 2016, the Portfolio's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 1.08%, net of fees. The Portfolio's Class I shares underperformed the Portfolio's benchmark, the MSCI World Net Index (the "Index"), which returned 5.53% for the same period.

Factors Affecting Performance

•  The reporting period proved to be a volatile time for the equity market, beginning with the spillover effects going into and following the Brexit vote, anticipation of the next Federal Reserve rate hike, and reactions to the U.S. presidential election campaign as well as its ultimate result. Within the U.S. region, earnings projections for 2016 were roughly flat compared to 2015, and since prior to the election, earnings growth expectations for 2017 were in the low double-digits. However, it was not until immediately following the election that the market began to price in better earnings projections for 2017. Positive economic data such as gross domestic product growth, wage growth, low unemployment, moderate inflation, and increased consumer confidence contributed to investor enthusiasm. The European region continued to experience spillover from uncertainty surrounding the Brexit vote at the end of June, meaningfully underperforming the U.S.(i) Emerging market stocks had underperformed other regions for over five years, but rallied in 2016.(ii)

•  The greatest strength within the Index over the reporting period came from within the U.S. and specifically the cyclical sectors that had experienced an earnings recession going into 2016: financials, energy, and industrials. The worst performers were European stocks in relatively low volatility sectors such as telecommunication services, utilities and consumer staples.

•  The Portfolio benefited during the period from its regional allocation, in particular an underweight to Europe. From a sector allocation standpoint, an overweight to European telecommunication services was the largest detractor, while an allocation to Asia ex-Japan information technology stocks was the single biggest contributor.

•  For stock selection, the largest detractor for the period was a British communications services company that was hurt by the Brexit vote. In addition, two U.S. stocks affiliated with the health care sector contributed to Portfolio underperformance. Within health care, the pharmaceuticals subsector had the greatest decline, as pricing concerns weighed on share prices since August.

•  The Portfolio benefited from a position in a Taiwan-based global semiconductor manufacturer that sells its chips into major manufacturers of mobile devices and internet connectivity devices. Another top contributor to performance for the period was a global property, casualty and specialty insurance company that in December agreed to be acquired.

Management Strategies

•  There have been no changes to our investment process during the period. Statistically, the majority of a portfolio's annual return can be explained by its common factor exposures (which we categorize as growth, value, quality, and risk). The tilting of these exposures is highly correlated to alpha generation (that is, a portfolio's excess return over a benchmark). Therefore, the team begins with a quantitative process to identify the common factors we believe are likely to prevail in each region of the world going forward. The rest of a portfolio's annual returns is explained by its company-specific results, meaning that stock selection is also a key determinant to alpha generation. We employ a bottom-up fundamental stock selection process in an effort to capture idiosyncratic returns. The result is a highly active portfolio of fundamentally attractive stocks which we believe could benefit from what we have identified to be quantitative investment styles likely to outperform in each region.

•  As we move into 2017, the Portfolio is positioned with a modestly higher weighting in value stocks over growth stocks in the U.S. In that region, we remain underweight in historically low volatility, higher dividend yielding sectors that continue to

(i)  Source: Factset

(ii)  Source: Bloomberg

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Investment Overview (unaudited) (cont'd)

Global Core Portfolio

seem expensive relative to their historic valuations. We believe that the financial sector in particular could benefit in an environment of rising interest rates following a decade of being the worst-performing sector. Although the underweight to European stocks benefited the Portfolio during 2016, we are seeing indications that European value stocks are poised to do well going into 2017. Additionally, we continue to have some exposure to emerging markets, where we see selective opportunities offering inexpensive valuations, and we remain underweight Japan.

*  Minimum Investment for Class I shares

**  Commenced Operations on May 27, 2016.

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, C and IS shares will vary from the performance of Class I shares and will be impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the MSCI World Net Index(1) and the Lipper Global Large-Cap Core Funds Index(2)

	Period Ended December 31, 2016 Total Returns(3)
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio — Class I Shares w/o sales charges(4)	—	—	—	1.08%
Portfolio — Class A Shares w/o sales charges(4)	—	—	—	0.83
Portfolio — Class A Shares with maximum 5.25% sales charges(4)	—	—	—	–4.42
Portfolio — Class C Shares w/o sales charges(4)	—	—	—	0.41
Portfolio — Class C Shares with maximum 1.00% deferred sales charges(4)	—	—	—	–0.59
Portfolio — Class IS Shares w/o sales charges(4)	—	—	—	1.10
MSCI World Net Index	—	—	—	5.53
Lipper Global Large-Cap Core Funds Index	—	—	—	4.25

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Returns for periods less than one year are not annualized. Performance of share classes will vary due to difference in expenses.

(1)  The MSCI World Net Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Net Index currently consists of 23 developed market country indices. The performance of the Index is listed in US dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Global Large-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Large-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are 10 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Global Large-Cap Core Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on May 27, 2016.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of the Portfolio, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Portfolio of Investments

Global Core Portfolio

	Shares	Value (000)
Common Stocks (98.7%)
Canada (2.5%)
Agnico-Eagle Mines Ltd.	5,269	$221
China (3.3%)
Tencent Holdings Ltd. ADR	11,813	286
Ireland (3.8%)
Ryanair Holdings PLC ADR (a)	4,011	334
Japan (5.6%)
Nippon Telegraph & Telephone Corp. ADR	9,257	390
Toyota Motor Corp. ADR	818	96
		486
Netherlands (4.1%)
Priceline Group, Inc. (The) (a)	240	352
Switzerland (6.0%)
ABB Ltd. ADR (a)	6,190	131
UBS Group AG (Registered) (a)	25,156	394
		525
Taiwan (3.6%)
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	10,749	309
United Kingdom (8.6%)
British American Tobacco PLC ADR	1,284	145
BT Group PLC ADR	10,908	251
Shire PLC ADR	2,074	353
		749
United States (61.2%)
AerCap Holdings N.V. (a)	4,708	196
Allergan PLC (a)	1,605	337
Allied World Assurance Co. Holdings AG	4,875	262
Alphabet, Inc., Class A (a)	421	334
Amgen, Inc.	1,182	173
AmTrust Financial Services, Inc.	3,354	92
Apple, Inc.	3,201	371
Broadcom Ltd.	625	110
Comcast Corp., Class A	4,911	339
CVS Health Corp.	2,665	210
Danaher Corp.	2,719	212
Emerson Electric Co.	3,983	222
Franklin Resources, Inc.	8,782	347
Illinois Tool Works, Inc.	2,342	287
Invesco Ltd.	6,188	188
JPMorgan Chase & Co.	1,390	120
Mastercard, Inc., Class A	1,505	155
National Oilwell Varco, Inc.	5,255	197
Newell Brands, Inc.	5,454	243
Northrop Grumman Corp.	1,032	240
QUALCOMM, Inc.	3,840	250
Schlumberger Ltd.	3,391	285
Verizon Communications, Inc.	2,750	147
		5,317
Total Common Stocks (Cost $8,443)		8,579
	Shares	Value (000)
Short-Term Investment (0.7%)
Investment Company (0.7%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $61)	61,232	$61
Total Investments (99.4%) (Cost $8,504) (b)		8,640
Other Assets in Excess of Liabilities (0.6%)		51
Net Assets (100.0%)		$8,691

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Portfolio's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  At December 31, 2016, the aggregate cost for federal income tax purposes is approximately $8,543,000. The aggregate gross unrealized appreciation is approximately $410,000 and the aggregate gross unrealized depreciation is approximately $313,000, resulting in net unrealized appreciation of approximately $97,000.

ADR  American Depositary Receipt.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	53.5%
Capital Markets	10.8
Diversified Telecommunication Services	9.1
Semiconductors & Semiconductor Equipment	7.7
Internet Software & Services	7.2
Biotechnology	6.1
Energy Equipment & Services	5.6
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Global Core Portfolio

Statement of Assets and Liabilities	December 31, 2016 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $8,443)	$8,579
Investment in Security of Affiliated Issuer, at Value (Cost $61)	61
Total Investments in Securities, at Value (Cost $8,504)	8,640
Prepaid Offering Costs	40
Due from Adviser	33
Receivable for Portfolio Shares Sold	19
Dividends Receivable	10
Receivable from Affiliate	—	@
Other Assets	2
Total Assets	8,744
Liabilities:
Payable for Professional Fees	25
Payable for Offering Costs	18
Payable for Custodian Fees	2
Payable for Transfer Agency Fees — Class I	—	@
Payable for Transfer Agency Fees — Class A	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Administration Fees	1
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class C	1
Other Liabilities	6
Total Liabilities	53
Net Assets	$8,691
Net Assets Consist Of:
Paid-in-Capital	$8,693
Distributions in Excess of Net Investment Income	(34)
Accumulated Net Realized Loss	(104)
Unrealized Appreciation (Depreciation) on:
Investments	136
Net Assets	$8,691
CLASS I:
Net Assets	$6,517
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	649,946
Net Asset Value, Offering and Redemption Price Per Share	$10.03
CLASS A:
Net Assets	$1,263
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	126,044
Net Asset Value, Redemption Price Per Share	$10.02
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.56
Maximum Offering Price Per Share	$10.58
CLASS C:
Net Assets	$901
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	90,121
Net Asset Value, Offering and Redemption Price Per Share	$10.00
CLASS IS:
Net Assets	$10
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,000
Net Asset Value, Offering and Redemption Price Per Share	$10.03

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Global Core Portfolio

Statement of Operations	Period from May 27, 2016^ to December 31, 2016 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $3 of Foreign Taxes Withheld)	$75
Dividends from Security of Affiliated Issuer (Note G)	—	@
Total Investment Income	75
Expenses:
Offering Costs	57
Professional Fees	53
Advisory Fees (Note B)	32
Shareholder Reporting Fees	7
Shareholder Services Fees — Class A (Note D)	1
Distribution and Shareholder Services Fees — Class C (Note D)	3
Transfer Agency Fees — Class I (Note E)	1
Transfer Agency Fees — Class A (Note E)	1
Transfer Agency Fees — Class C (Note E)	1
Transfer Agency Fees — Class IS (Note E)	1
Custodian Fees (Note F)	4
Administration Fees (Note C)	3
Pricing Fees	1
Sub Transfer Agency Fees — Class A	—	@
Sub Transfer Agency Fees — Class C	—	@
Directors' Fees and Expenses	—	@
Registration Fees	—	@
Other Expenses	—	@
Total Expenses	165
Expenses Reimbursed by Adviser (Note B)	(84)
Waiver of Advisory Fees (Note B)	(32)
Reimbursement of Class Specific Expenses — Class A (Note B)	(—	@)
Reimbursement of Class Specific Expenses — Class C (Note B)	(1)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(1)
Rebate from Morgan Stanley Affiliate (Note G)	(—	@)
Net Expenses	47
Net Investment Income	28
Realized Loss:
Investments Sold	(104)
Change in Unrealized Appreciation (Depreciation):
Investments	136
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	32
Net Increase in Net Assets Resulting from Operations	$60

^  Commencement of Operations.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Global Core Portfolio

Statement of Changes in Net Assets	Period from May 27, 2016^ to December 31, 2016 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$28
Net Realized Loss	(104)
Net Change in Unrealized Appreciation (Depreciation)	136
Net Increase in Net Assets Resulting from Operations	60
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(50)
Class A:
Net Investment Income	(8)
Class C:
Net Investment Income	(4)
Class IS:
Net Investment Income	(— @)
Total Distributions	(62)
Capital Share Transactions:(1)
Class I:
Subscribed	6,525
Distributions Reinvested	11
Redeemed	(31)
Class A:
Subscribed	1,365
Distributions Reinvested	8
Redeemed	(102)
Class C:
Subscribed	904
Distributions Reinvested	4
Redeemed	(1)
Class IS:
Subscribed	10
Net Increase in Net Assets Resulting from Capital Share Transactions	8,693
Total Increase in Net Assets	8,691
Net Assets:
Beginning of Period	—
End of Period (Including Distributions in Excess of Net Investment Income $(34))	$8,691
(1) Capital Share Transactions:
Class I:
Shares Subscribed	652
Shares Issued on Distributions Reinvested	1
Shares Redeemed	(3)
Net Increase in Class I Shares Outstanding	650
Class A:
Shares Subscribed	135
Shares Issued on Distributions Reinvested	1
Shares Redeemed	(10)
Net Increase in Class A Shares Outstanding	126
Class C:
Shares Subscribed	90
Shares Issued on Distributions Reinvested	— @@
Shares Redeemed	(— @@)
Net Increase in Class C Shares Outstanding	90
Class IS:
Shares Subscribed	1

^  Commencement of Operations.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

Global Core Portfolio

	Class I
Selected Per Share Data and Ratios	Period from May 27, 2016(1) to December 31, 2016
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Income (2)	0.05
Net Realized and Unrealized Gain	0.06
Total from Investment Operations	0.11
Distributions from and/or in Excess of:
Net Investment Income	(0.08)
Net Asset Value, End of Period	$10.03
Total Return (3)	1.08	%(5)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$6,517
Ratio of Expenses to Average Net Assets (7)	0.98	%(4)(6)
Ratio of Net Investment Income to Average Net Assets (7)	0.82	%(4)(6)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%(6)
Portfolio Turnover Rate	22	%(5)
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.73	%(6)
Net Investment Loss to Average Net Assets	(1.93	)%(6)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Not Annualized.

(6)  Annualized.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

Global Core Portfolio

	Class A
Selected Per Share Data and Ratios	Period from May 27, 2016(1) to December 31, 2016
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Income (2)	0.02
Net Realized and Unrealized Gain	0.06
Total from Investment Operations	0.08
Distributions from and/or in Excess of:
Net Investment Income	(0.06)
Net Asset Value, End of Period	$10.02
Total Return (3)	0.83	%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,263
Ratio of Expenses to Average Net Assets (8)	1.35	%(4)(7)
Ratio of Net Investment Income to Average Net Assets (8)	0.39	%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(5)(7)
Portfolio Turnover Rate	22	%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	4.16	%(7)
Net Investment Loss to Average Net Assets	(2.42	)%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value, which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Amount is less than 0.005%.

(6)  Not Annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

Global Core Portfolio

	Class C
Selected Per Share Data and Ratios	Period from May 27, 2016(1) to December 31, 2016
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net Investment Loss (2)	(0.02)
Net Realized and Unrealized Gain	0.06
Total from Investment Operations	0.04
Distributions from and/or in Excess of:
Net Investment Income	(0.04)
Net Asset Value, End of Period	$10.00
Total Return (3)	0.41	%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$901
Ratio of Expenses to Average Net Assets (8)	2.10	%(4)(7)
Ratio of Net Investment Loss to Average Net Assets (8)	(0.36	)%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(5)(7)
Portfolio Turnover Rate	22	%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	5.02	%(7)
Net Investment Loss to Average Net Assets	(3.28	)%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Amount is less than 0.005%.

(6)  Not Annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

Global Core Portfolio

	Class IS
Selected Per Share Data and Ratios	Period from May 27, 2016(1) to December 31, 2016
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Income (2)	0.05
Net Realized and Unrealized Gain	0.06
Total from Investment Operations	0.11
Distributions from and/or in Excess of:
Net Investment Income	(0.08)
Net Asset Value, End of Period	$10.03
Total Return (3)	1.10	%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$10
Ratio of Expenses to Average Net Assets (8)	0.95	%(4)(7)
Ratio of Net Investment Income to Average Net Assets (8)	0.84	%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(5)(7)
Portfolio Turnover Rate	22	%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	19.70	%(7)
Net Investment Loss to Average Net Assets	(17.91	)%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Amount is less than 0.005%.

(6)  Not Annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-nine separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio," collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Core Portfolio. The Portfolio seeks long-term capital appreciation.

The Portfolio commenced operations on May 27, 2016, and offers four classes of shares — Class I, Class A, Class C and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Fund's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; and (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the

14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

Directors may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2016.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$240	$—	$—	$240
Airlines	334	—	—	334
Automobiles	96	—	—	96
Banks	120	—	—	120
Biotechnology	526	—	—	526
Capital Markets	929	—	—	929
Diversified Telecommunication Services	788	—	—	788
Electrical Equipment	353	—	—	353
Energy Equipment & Services	482	—	—	482
Food & Staples Retailing	210	—	—	210
Health Care Equipment & Supplies	212	—	—	212
Household Durables	243	—	—	243
Information Technology Services	155	—	—	155
Insurance	354	—	—	354
Internet & Direct Marketing Retail	352	—	—	352
Internet Software & Services	620	—	—	620
Machinery	287	—	—	287
Media	339	—	—	339
Metals & Mining	221	—	—	221
Pharmaceuticals	337	—	—	337
Semiconductors & Semiconductor Equipment	669	—	—	669
Tech Hardware, Storage & Peripherals	371	—	—	371
Tobacco	145	—	—	145
Trading Companies & Distributors	196	—	—	196
Total Common Stocks	8,579	—	—	8,579
Short-Term Investment
Investment Company	61	—	—	61
Total Assets	$8,640	$—	$—	$8,640

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period.

3.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

4.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

5.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $750 million	Next $750 million	Over $1.5 billion
0.75%	0.70%	0.65%

For the period ended December 31, 2016, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.00% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares, 1.35% for Class A shares, 2.10% for Class C shares and 0.95% for Class IS

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Portfolio's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the period ended December 31, 2016, approximately $32,000 of advisory fees were waived and approximately $86,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the period ended December 31, 2016, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $10,101,000 and $1,554,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the period ended December 31, 2016.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the period ended December 31, 2016, advisory fees paid were reduced by less than $500 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the period ended December 31, 2016 is as follows:

Purchases at Cost (000)	Sales (000)	Dividend Income (000)		Value December 31, 2016 (000)
$7,917	$7,856	$—	@	$61

@ Amount is less than $500.

The Portfolio is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the period ended December 31, 2016, the Portfolio did not engage in any cross-trade transactions.

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. The tax period ended December 31, 2016, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal year 2016 was as follows:

2016 Distributions Paid From:
Ordinary Income (000)
$62

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

At December 31, 2016, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$12	$—

At December 31, 2016, the Portfolio had available for federal income tax purposes unused short-term capital losses of approximately $65,000 that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Other: At December 31, 2016, the Portfolio had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 42.1%.

J. Accounting Pronouncements: In December 2016, FASB issued Accounting Standards update 2016-19 — Technical Corrections and Improvements ("ASU 2016-19"), which is effective for interim periods for all entities beginning after December 15, 2016. ASU 2016-19 includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. That amendment also requires an entity to disclose when there has been a change

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. Although still evaluating the potential impacts of ASU 2016-19 to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

In October 2016, the Securities and Exchange Commission ("SEC") issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the Portfolio's net assets or results of operations. Although still evaluating the potential impacts of the Investment Company Reporting Modernization to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Global Core Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Global Core Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2016, and the related statements of operations and changes in net assets and the financial highlights for the period from May 27, 2016 (commencement of operations) to December 31, 2016. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Core Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2016, the results of its operations, the changes in its net assets and the financial highlights for the period from May 27, 2016 (commencement of operations) to December 31, 2016, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 28, 2017

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2016. For corporate shareholders 46.81% of the dividends qualified for the dividends received deduction.

For federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2016. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of approximately $62,000 as taxable at this lower rate.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies.'' Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to nonaffiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (72) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				90

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (63) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	91	Director of various non-profit organizations.
Nancy C. Everett (61) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	91

Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (59) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	91

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (67) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	91	Director of NVR, Inc. (home construction).
Joseph J. Kearns (74) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	93	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (58) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				90	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (56) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Management Director, JPMorgan Asset Management (2013-2016); President, JPMorgan Funds (2010-2013), Chief Administrative Officer, JPMorgan Funds (2004-2010), Treasurer, JPMorgan Funds (2003-2004, 2008-2010), and Vice President and Board Liaison, JPMorgan Funds (2001-2004); Managing Director, J.P. Morgan Investment Management Inc. (2001-2013); Vice President of Finance, Pierpont Group (1996-2001); Vice President, Bank of New York (1995-1996); Senior Audit Manager, Price Waterhouse, LLP (1982-1995).	91	None.
Michael E. Nugent (80) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	92	None.
W. Allen Reed (69) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	91	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (84) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	92	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2016) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (53) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (51) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (49) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, 100 F Street, NE, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Portfolio of Morgan Stanley Institutional Fund, Inc., which describes in detail the Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

29

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2017 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGCPANN
1698241 EXP. 02.28.18

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Global Discovery Portfolio

Annual Report

December 31, 2016

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	9
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	31
Federal Tax Notice	32
Privacy Notice	33
Director and Officer Information	36
This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Portfolio of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Portfolio, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Global Discovery Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2017

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Expense Example (unaudited)

Global Discovery Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/16	Actual Ending Account Value 12/31/16	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Discovery Portfolio Class I	$1,000.00	$1,223.50	$1,018.45	$7.43	$6.75	1.33	%***
Global Discovery Portfolio Class A	1,000.00	1,221.30	1,016.69	9.38	8.52	1.68	***
Global Discovery Portfolio Class L	1,000.00	1,218.40	1,014.18	12.16	11.04	2.18	***
Global Discovery Portfolio Class C	1,000.00	1,216.60	1,012.92	13.54	12.30	2.43	***

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

***  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Investment Overview (unaudited)

Global Discovery Portfolio

The Portfolio seeks long-term capital appreciation.

Performance

For the year ended December 31, 2016, the Portfolio's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 36.51%, net of fees. The Portfolio's Class I shares outperformed the Portfolio's benchmark, the MSCI All Country World Index (the "Index"), which returned 7.86%. Please keep in mind that high double-digit returns are highly unusual and cannot be sustained.

Factors Affecting Performance

•  Global equities rose 7.86% for the 12-month period, as measured by the Index. The Index was led by strong performance from the U.S. and emerging markets, while Japan and Europe lagged. Early in the year, worries about weak global growth and disinflation drove share prices lower. However, sentiment brightened as commodity prices bottomed, China's economy stabilized, the U.S. economy strengthened and global central banks remained accommodative. In the second half of the year, equity markets largely shrugged off the Brexit referendum's surprise outcome and the U.S., in particular, rallied strongly following the unexpected election of Donald Trump on anticipation of pro-growth, reflationary policy from the new administration.

•  The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers. In this reporting period, stock selection drove most of the Portfolio's relative outperformance. Sector allocation also contributed positively, to a lesser extent.

•  The industrials sector was, by far, the largest contributor to relative performance, due to both stock selection and a significant overweight in the sector. In fact, six of the top 10 contributing holdings for the Portfolio overall came from the industrials sector. Moreover, these six industrials stocks were not represented in the Index.

•  Stock selection in the consumer discretionary sector delivered strong relative gains, although the Portfolio's overweight allocation in the sector was somewhat detrimental to performance.

•  The Portfolio's health care position outperformed, due to both favorable stock selection and a beneficial underweight allocation.

•  The materials sector was the primary detractor from relative performance, driven by an unfavorable underweight to the sector.

•  Underweight allocations to the information technology and energy sectors were a drag on relative performance in the period. However, favorable stock selection in both sectors more than compensated for the relative weakness from the sector allocations.

Management Strategies

•  There were no changes to our bottom-up investment process during the period. We continued to look for franchises with sustainable competitive advantages. We typically favor companies with strong cash generation, attractive returns on capital, hard-to-replicate assets and a favorable risk/reward profile. Our emphasis is on secular growth, and as a result short-term market events are not as meaningful in the stock selection process.

*  Minimum Investment for Class I shares

**  Commenced Operations on December 28, 2010.

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L and C shares will vary from the performance of Class I shares upon their different inception dates and will be impacted by additional fees assessed to those classes.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Investment Overview (unaudited) (cont'd)

Global Discovery Portfolio

Performance Compared to the MSCI All Country World Index(1) and the Lipper Global Small/Mid-Cap Funds Index(2)

	Period Ended December 31, 2016 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio — Class I Shares w/o sales charges(4)	36.51%	18.87%	—	13.88%
Portfolio — Class A Shares w/o sales charges(4)	36.04	18.53	—	13.56
Portfolio — Class A Shares with maximum 5.25% sales charges(4)	28.95	17.26	—	12.55
Portfolio — Class L Shares w/o sales charges(4)	35.38	17.91	—	12.98
Portfolio — Class C Shares w/o sales charges(5)	35.03	—	—	12.91
Portfolio — Class C Shares with maximum 1.00% deferred sales charges(5)	34.03	—	—	12.91
MSCI All Country World Index	7.86	9.36	—	6.48
Lipper Global Small/Mid-Cap Funds Index	8.93	9.52	—	5.46

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)  The MSCI All Country World Index (ACWI) is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Global Small/Mid-Cap Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Small/Mid-Cap Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Global Small/Mid-Cap Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on December 28, 2010.

(5)  Commenced offering on April 30, 2015.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Portfolio, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Portfolio of Investments

Global Discovery Portfolio

	Shares	Value (000)
Common Stocks (83.3%)
Australia (0.5%)
Kathmandu Holdings Ltd.	129,499	$175
Brazil (3.3%)
GAEC Educacao SA	55,994	235
JHSF Participacoes SA (a)	529,600	229
Porto Seguro SA	90,976	752
		1,216
Canada (0.2%)
Second Cup Ltd. (The) (a)	56,670	90
China (0.2%)
Jumei International Holding Ltd. ADR (a)	14,461	73
France (19.3%)
Christian Dior SE	19,264	4,041
Criteo SA ADR (a)	29,779	1,223
Edenred	70,456	1,397
Eurazeo SA	6,090	356
		7,017
Germany (2.0%)
ThyssenKrupp AG	29,623	706
windeln.de SE (a)(b)(c)	4,852	15
		721
Italy (1.0%)
Tamburi Investment Partners SpA	91,654	347
Netherlands (1.4%)
Koninklijke Philips N.V.	17,264	527
Spain (1.5%)
Mapfre SA	173,137	529
United Kingdom (9.0%)
BBA Aviation PLC	405,495	1,416
Clarkson PLC	20,530	550
Howden Joinery Group PLC	125,867	595
Whitbread PLC	15,286	711
		3,272
United States (44.9%)
Ashland Global Holdings, Inc.	12,508	1,367
BJ's Restaurants, Inc. (a)	11,448	450
Bojangles', Inc. (a)	4,359	81
BWX Technologies, Inc.	26,367	1,047
Container Store Group, Inc. (The) (a)(c)	12,014	76
Cosan Ltd., Class A	52,691	396
Donnelley Financial Solutions, Inc. (a)	25,238	580
Dril-Quip, Inc. (a)	11,227	674
Dropbox, Inc. (a)(d)(e)(f) (acquisition cost — $25; acquired 5/1/12)	2,743	24
eBay, Inc. (a)	23,484	697
El Pollo Loco Holdings, Inc. (a)	29,659	365
Fiesta Restaurant Group, Inc. (a)	18,541	554
Habit Restaurants, Inc. (The) (a)	4,964	86
Harley-Davidson, Inc.	14,679	856
Intuitive Surgical, Inc. (a)	1,084	687
	Shares		Value (000)
Joy Global, Inc.	28,986		$812
Manitowoc Foodservice, Inc. (a)	153,549		2,968
Papa Murphy's Holdings, Inc. (a)(c)	18,713		79
RenaissanceRe Holdings Ltd.	3,753		511
Terex Corp.	38,675		1,219
Time Warner, Inc.	28,711		2,772
			16,301
Total Common Stocks (Cost $27,263)			30,268
Preferred Stocks (1.2%)
India (0.3%)
Flipkart Online Services Pvt Ltd. Series D (a)(d)(e)(f) (acquisition cost — $44; acquired 10/4/13)	1,910		96
United States (0.9%)
Airbnb, Inc. Series D (a)(d)(e)(f) (acquisition cost — $78; acquired 4/16/14)	1,917		202
Blue Bottle Coffee, Inc. Series B (a)(d)(e)(f) (acquisition cost — $56; acquirred 1/24/14)	3,945		65
DOMO, Inc. (a)(d)(e)(f) (acquisition cost — $37; acquired 1/31/14 — 2/7/14)	9,082		33
Lookout, Inc. Series F (a)(d)(e)(f) (acquisition cost — $73; acquired 6/17/14)	6,374		20
Palantir Technologies, Inc. Series G (a)(d)(e)(f) (acquisition cost — $9; acquired 7/19/12)	2,935		12
Palantir Technologies, Inc. Series H (a)(d)(e)(f) (acquisition cost — $6; acquired 10/25/13)	1,572		6
Palantir Technologies, Inc. Series H1 (a)(d)(e)(f) (acquisition cost — $6; acquired 10/25/13)	1,572		6
			344
Total Preferred Stocks (Cost $309)			440
Convertible Preferred Stock (0.0%)
United States (0.0%)
Dropbox, Inc. Series A (a)(d)(e)(f) (acquisition cost — $3; acquired 5/25/12) (Cost $3)	277		2
Participation Note (0.0%)
Italy (0.0%)
Tamburi Investment Partners SpA, Equity Linked Notes, expires 6/30/20 (a) (Cost $4)	10,390		4
	Notional Amount (000)
Call Options Purchased (1.4%)
United States (1.4%)
Harley-Davidson, Inc. January 2019 @ $45, UBS Securities, LLC (g)	—	@	413
United Technologies Corp. January 2017 @ $110, UBS Securities, LLC (g)	—	@	23
United Technologies Corp. January 2018 @ $120, UBS Securities, LLC (g)	—	@	58
Total Call Options Purchased (Cost $553)			494

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Portfolio of Investments (cont'd)

Global Discovery Portfolio

	Shares	Value (000)
Short-Term Investments (13.5%)
Securities held as Collateral on Loaned Securities (0.2%)
Investment Company (0.2%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G)	58,746	$59
	Face Amount (000)
Repurchase Agreements (0.0%)
Merrill Lynch & Co., Inc., (0.50%, dated 12/30/16, due 1/3/17; proceeds $1; fully collateralized by a U.S. Government obligation; 1.88% due 8/31/22; valued at $1)	$1	1
Merrill Lynch & Co., Inc., (0.50%, dated 12/30/16, due 1/3/17; proceeds $6; fully collateralized by U.S. Government agency securities; 2.88% - 4.60% due 11/20/65 - 11/20/66; valued at $6)	6	6
Merrill Lynch & Co., Inc., (0.81%, dated 12/30/16, due 1/3/17; proceeds $8; fully collateralized by Exchange Traded Funds; valued at $9)	8	8
		15
Total Securities held as Collateral on Loaned Securities (Cost $74)		74
	Shares
Investment Company (13.3%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $4,827)	4,826,930	4,827
Total Short-Term Investments (Cost $4,901)		4,901
Total Investments (99.4%) (Cost $33,033) Including $84 of Securities Loaned (h)(i)		36,109
Other Assets in Excess of Liabilities (0.6%)		209
Net Assets (100.0%)		$36,318

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Portfolio's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  All or a portion of this security was on loan at December 31, 2016.

(d)  Security has been deemed illiquid at December 31, 2016.

(e)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Portfolio has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at December 31, 2016, amounts to approximately $466,000 and represents 1.3% of net assets.

(f)  At December 31, 2016, the Portfolio held fair valued securities valued at approximately $466,000, representing 1.3% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(g)  Centrally cleared option.

(h)  Securities are available for collateral in connection with open foreign currency forward exchange contracts.

(i)  At December 31, 2016, the aggregate cost for federal income tax purposes is approximately $33,180,000. The aggregate gross unrealized appreciation is approximately $3,535,000 and the aggregate gross unrealized depreciation is approximately $606,000, resulting in net unrealized appreciation of approximately $2,929,000.

@  Amount is less than 500.

ADR  American Depositary Receipt.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Portfolio of Investments (cont'd)

Global Discovery Portfolio

Foreign Currency Forward Exchange Contracts:

The Portfolio had the following foreign currency forward exchange contracts open at December 31, 2016:

Counterparty	Contracts to Deliver (000)		In Exchange For (000)	Delivery Date	Unrealized Appreciation (000)
UBS AG	EUR	601	$673	1/13/17	$40
UBS AG	EUR	106	$120	2/24/17	9
UBS AG	EUR	340	$367	5/15/17	7
UBS AG	KRW	765,055	$676	1/13/17	42
UBS AG	KRW	133,872	$119	2/24/17	9
UBS AG	KRW	418,670	$357	5/15/17	10
					$117

EUR  —  Euro

KRW  —  South Korean Won

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	36.5%
Machinery	13.9
Short-Term Investment	13.4
Textiles, Apparel & Luxury Goods	11.2
Media	7.7
Hotels, Restaurants & Leisure	6.9
Internet Software & Services	5.4
Insurance	5.0
Total Investments	100.0	%***

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2016.

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include open foreign currency forward exchange contracts with total unrealized appreciation of approximately $117,000.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Global Discovery Portfolio

Statement of Assets and Liabilities	December 31, 2016 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $28,147)	$31,223
Investment in Security of Affiliated Issuer, at Value (Cost $4,886)	4,886
Total Investments in Securities, at Value (Cost $33,033)	36,109
Foreign Currency, at Value (Cost $28)	28
Receivable for Investments Sold	541
Receivable for Portfolio Shares Sold	471
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	117
Dividends Receivable	12
Receivable from Affiliate	1
Tax Reclaim Receivable	—	@
Other Assets	37
Total Assets	37,316
Liabilities:
Payable for Investments Purchased	795
Collateral on Securities Loaned, at Value	74
Payable for Professional Fees	51
Payable for Advisory Fees	42
Payable for Shareholder Services Fees — Class A	3
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	4
Payable for Custodian Fees	6
Payable for Portfolio Shares Redeemed	6
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	1
Payable for Administration Fees	2
Payable for Sub Transfer Agency Fees — Class A	—	@
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Other Liabilities	12
Total Liabilities	998
Net Assets	$36,318
Net Assets Consist Of:
Paid-in-Capital	$32,848
Distributions in Excess of Net Investment Income	(46)
Accumulated Net Realized Gain	323
Unrealized Appreciation (Depreciation) on:
Investments	3,076
Foreign Currency Forward Exchange Contracts	117
Foreign Currency Translations	(—	@)
Net Assets	$36,318

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Global Discovery Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2016 (000)
CLASS I:
Net Assets	$12,802
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	954,248
Net Asset Value, Offering and Redemption Price Per Share	$13.42
CLASS A:
Net Assets	$18,574
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,389,651
Net Asset Value, Redemption Price Per Share	$13.37
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.74
Maximum Offering Price Per Share	$14.11
CLASS L:
Net Assets	$233
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	17,510
Net Asset Value, Offering and Redemption Price Per Share	$13.28
CLASS C:
Net Assets	$4,709
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	358,168
Net Asset Value, Offering and Redemption Price Per Share	$13.15
(1) Including: Securities on Loan, at Value:	$84

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Global Discovery Portfolio

Statement of Operations	Year Ended December 31, 2016 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $16 of Foreign Taxes Withheld)	$219
Dividends from Securities of Affiliated Issuer (Note G)	3
Income from Securities Loaned — Net	3
Total Investment Income	225
Expenses:
Advisory Fees (Note B)	138
Professional Fees	107
Registration Fees	51
Shareholder Services Fees — Class A (Note D)	17
Distribution and Shareholder Services Fees — Class L (Note D)	2
Distribution and Shareholder Services Fees — Class C (Note D)	12
Administration Fees (Note C)	12
Shareholder Reporting Fees	11
Transfer Agency Fees — Class I (Note E)	3
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Custodian Fees (Note F)	9
Sub Transfer Agency Fees — Class I	2
Sub Transfer Agency Fees — Class A	5
Sub Transfer Agency Fees — Class L	— @
Sub Transfer Agency Fees — Class C	— @
Pricing Fees	6
Directors' Fees and Expenses	2
Other Expenses	18
Total Expenses	401
Waiver of Advisory Fees (Note B)	(120)
Reimbursement of Class Specific Expenses — Class I (Note B)	(5)
Reimbursement of Class Specific Expenses — Class A (Note B)	(1)
Reimbursement of Class Specific Expenses — Class L (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(1)
Rebate from Morgan Stanley Affiliate (Note G)	(2)
Reimbursement of Custodian Fees (Note F)	(28)
Net Expenses	242
Net Investment Loss	(17)
Realized Gain:
Investments Sold	1,064
Foreign Currency Transactions	4
Net Realized Gain	1,068
Change in Unrealized Appreciation (Depreciation):
Investments	3,559
Foreign Currency Forward Exchange Contracts	117
Foreign Currency Translations	— @
Net Change in Unrealized Appreciation (Depreciation)	3,676
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	4,744
Net Increase in Net Assets Resulting from Operations	$4,727

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Global Discovery Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2016 (000)	Year Ended December 31, 2015 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income (Loss)	$(17)	$51
Net Realized Gain	1,068	198
Net Change in Unrealized Appreciation (Depreciation)	3,676	(498)
Net Increase (Decrease) in Net Assets Resulting from Operations	4,727	(249)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(21)	(55)
Net Realized Gain	(204)	—
Class A:
Net Investment Income	(3)	(66)
Net Realized Gain	(265)	—
Class L:
Net Investment Income	—	(2)
Net Realized Gain	(4)	—
Class C:
Net Investment Income	—	(5)*
Net Realized Gain	(82)	—
Total Distributions	(579)	(128)
Capital Share Transactions:(1)
Class I:
Subscribed	8,858	2,778
Distributions Reinvested	224	45
Redeemed	(2,138)	(5,353)
Class A:
Subscribed	15,954	3,385
Distributions Reinvested	269	63
Redeemed	(4,793)	(729)
Class L:
Exchanged	7	—
Subscribed	—	108
Distributions Reinvested	4	1
Redeemed	(115)	(61)
Class C:
Subscribed	3,903	467 *
Distributions Reinvested	82	5 *
Redeemed	(29)	(— @)*
Net Increase in Net Assets Resulting from Capital Share Transactions	22,226	709
Total Increase in Net Assets	26,374	332
Net Assets:
Beginning of Period	9,944	9,612
End of Period (Including Distributions in Excess of Net Investment Income of $(46) and $(10))	$36,318	$9,944

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Global Discovery Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2016 (000)	Year Ended December 31, 2015 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	731	260
Shares Issued on Distributions Reinvested	17	5
Shares Redeemed	(180)	(484)
Net Increase (Decrease) in Class I Shares Outstanding	568	(219)
Class A:
Shares Subscribed	1,277	321
Shares Issued on Distributions Reinvested	20	6
Shares Redeemed	(444)	(69)
Net Increase in Class A Shares Outstanding	853	258
Class L:
Shares Exchanged	1	—
Shares Subscribed	—	11
Shares Issued on Distributions Reinvested	— @@	—	@@
Shares Redeemed	(9)	(6)
Net Increase (Decrease) in Class L Shares Outstanding	(8)	5
Class C:
Shares Subscribed	309	44	*
Shares Issued on Distributions Reinvested	6	1	*
Shares Redeemed	(2)	(—	@@)*
Net Increase in Class C Shares Outstanding	313	45

*  For the period April 30, 2015 through December 31, 2015.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

Global Discovery Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$10.02		$10.62		$13.70		$11.11		$9.06
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (2)	0.02		0.10		0.48		(0.01)		0.25
Net Realized and Unrealized Gain (Loss)	3.64		(0.55)		(0.77)		4.43		2.62
Total from Investment Operations	3.66		(0.45)		(0.29)		4.42		2.87
Distributions from and/or in Excess of:
Net Investment Income	(0.02)		(0.15)		(0.55)		(0.07)		(0.30)
Net Realized Gain	(0.24)		—		(1.95)		(1.76)		(0.52)
Paid-in-Capital	—		—		(0.29)		—		—
Total Distributions	(0.26)		(0.15)		(2.79)		(1.83)		(0.82)
Net Asset Value, End of Period	$13.42		$10.02		$10.62		$13.70		$11.11
Total Return (3)	36.51%		(4.27)%		(1.96)%		40.72%		31.64%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$12,802		$3,867		$6,421		$8,493		$3,432
Ratio of Expenses to Average Net Assets (6)	1.34	%(4)	1.34	%(4)	1.34	%(4)	1.34	%(4)	1.35	%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets (6)	0.17	%(4)	0.88	%(4)	3.70	%(4)	(0.07	)%(4)	2.41	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.01%		0.01%		0.00	%(5)
Portfolio Turnover Rate	64%		118%		84%		100%		96%
(6) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.38%		3.09%		2.65%		3.65%		4.33%
Net Investment Income (Loss) to Average Net Assets	(0.87)%		(0.87)%		2.39%		(2.38)%		(0.57)%

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

Global Discovery Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$10.01		$10.62		$13.69		$11.11		$9.07
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (2)	(0.03)		0.02		0.44		(0.09)		0.22
Net Realized and Unrealized Gain (Loss)	3.63		(0.51)		(0.76)		4.47		2.62
Total from Investment Operations	3.60		(0.49)		(0.32)		4.38		2.84
Distributions from and/or in Excess of:
Net Investment Income	(0.00	)(3)	(0.12)		(0.51)		(0.04)		(0.28)
Net Realized Gain	(0.24)		—		(1.95)		(1.76)		(0.52)
Paid-in-Capital	—		—		(0.29)		—		—
Total Distributions	(0.24)		(0.12)		(2.75)		(1.80)		(0.80)
Net Asset Value, End of Period	$13.37		$10.01		$10.62		$13.69		$11.11
Total Return (4)	36.04%		(4.59)%		(2.25)%		40.33%		31.40%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$18,574		$5,375		$2,965		$1,455		$137
Ratio of Expenses to Average Net Assets (8)	1.69	%(5)	1.69	%(5)	1.69	%(5)	1.65	%(5)(6)	1.60	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets (8)	(0.28	)%(5)	0.16	%(5)	3.35	%(5)	(0.66	)%(5)	2.16	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.01%		0.01%		0.00	%(7)
Portfolio Turnover Rate	64%		118%		84%		100%		96%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.67%		3.52%		3.02%		3.87%		4.58%
Net Investment Income (Loss) to Average Net Assets	(1.26)%		(1.67)%		2.02%		(2.88)%		(0.82)%

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.70% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.60% for Class A shares.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

Global Discovery Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$9.99		$10.59		$13.64		$11.11		$9.07
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (2)	(0.09)		(0.03)		0.37		(0.14)		0.17
Net Realized and Unrealized Gain (Loss)	3.62		(0.51)		(0.76)		4.45		2.61
Total from Investment Operations	3.53		(0.54)		(0.39)		4.31		2.78
Distributions from and/or in Excess of:
Net Investment Income	—		(0.06)		(0.42)		(0.02)		(0.22)
Net Realized Gain	(0.24)		—		(1.95)		(1.76)		(0.52)
Paid-in-Capital	—		—		(0.29)		—		—
Total Distributions	(0.24)		(0.06)		(2.66)		(1.78)		(0.74)
Net Asset Value, End of Period	$13.28		$9.99		$10.59		$13.64		$11.11
Total Return (3)	35.38%		(5.05)%		(2.81)%		39.68%		30.62%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$233		$259		$226		$269		$111
Ratio of Expenses to Average Net Assets (7)	2.19	%(4)	2.19	%(4)	2.19	%(4)	2.13	%(4)(5)	2.10	%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets (7)	(0.80	)%(4)	(0.26	)%(4)	2.85	%(4)	(1.05	)%(4)	1.66	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.01%		0.01%		0.00	%(6)
Portfolio Turnover Rate	64%		118%		84%		100%		96%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.81%		4.55%		4.08%		4.62%		5.08%
Net Investment Income (Loss) to Average Net Assets	(2.42)%		(2.62)%		0.96%		(3.54)%		(1.32)%

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.20% for Class L shares. Prior to September 16, 2013, the maximum ratio was 2.10% for Class L shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

Global Discovery Portfolio

	Class C
Selected Per Share Data and Ratios	Year Ended December 31, 2016(1)		Period from April 30, 2015(2) to December 31, 2015
Net Asset Value, Beginning of Period	$9.92		$11.07
Income (Loss) from Investment Operations:
Net Investment Loss (3)	(0.10)		(0.08)
Net Realized and Unrealized Gain(Loss)	3.57		(0.95)
Total from Investment Operations	3.47		(1.03)
Distributions from and/or in Excess of:
Net Investment Income	—		(0.12)
Net Realized Gain	(0.24)		—
Total Distributions	(0.24)		(0.12)
Net Asset Value, End of Period	$13.15		$9.92
Total Return (4)	35.03%		(9.28	)%(7)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$4,709		$443
Ratio of Expenses to Average Net Assets (9)	2.43	%(5)	2.45	%(5)(8)
Ratio of Net Investment Loss to Average Net Assets (9)	(0.83	)%(5)	(1.21	)%(5)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%		0.00	%(6)(8)
Portfolio Turnover Rate	64%		118%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	3.53%		5.66	%(8)
Net Investment Loss to Average Net Assets	(1.93)%		(4.42	)%(8)

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Amount is less than 0.005%.

(7)  Not Annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-nine separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Discovery Portfolio. The Portfolio seeks long-term capital appreciation.

The Portfolio offers four classes of shares — Class I, Class A, Class L and Class C. On April 30, 2015, the Portfolio suspended offering Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) Listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sale price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (4) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Fund's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (5) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the

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Notes to Financial Statements (cont'd)

value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2016.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$1,047	$—	$—	$1,047
Automobiles	856	—	—	856
Capital Markets	927	—	—	927
Chemicals	1,367	—	—	1,367
Commercial Services & Supplies	1,397	—	—	1,397
Diversified Consumer Services	235	—	—	235
Diversified Financial Services	356	—	—	356
Energy Equipment & Services	674	—	—	674
Health Care Equipment & Supplies	687	—	—	687
Hotels, Restaurants & Leisure	2,416	—	—	2,416
Industrial Conglomerates	527	—	—	527
Insurance	1,792	—	—	1,792
Internet & Direct Marketing Retail	88	—	—	88
Internet Software & Services	1,920	—	24	1,944
Machinery	4,999	—	—	4,999
Marine	550	—	—	550
Media	2,772	—	—	2,772
Metals & Mining	706	—	—	706
Oil, Gas & Consumable Fuels	396	—	—	396
Real Estate Management & Development	229	—	—	229
Specialty Retail	251	—	—	251
Textiles, Apparel & Luxury Goods	4,041	—	—	4,041
Trading Companies & Distributors	595	—	—	595
Transportation Infrastructure	1,416	—	—	1,416
Total Common Stocks	30,244	—	24	30,268
Preferred Stocks	—	—	440	440
Convertible Preferred Stock	—	—	2	2
Participation Note	4	—	—	4
Call Options Purchased	494	—	—	494
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Short-Term Investments
Investment Company	$4,886	$—	$—	$4,886
Repurchase Agreements	—	15	—	15
Total Short-Term Investments	4,886	15	—	4,901
Foreign Currency Forward Exchange Contracts	—	117	—	117
Total Assets	$35,628	$132	$466	$36,226

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2016, securities with a total value of approximately $8,563,000 transferred from Level 2 to Level 1. Securities that were valued using other significant observable inputs at December 31, 2015 were valued using unadjusted quoted prices at December 31, 2016. At December 31, 2015, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stock (000)	Preferred Stocks (000)	Convertible Preferred Stock (000)
Beginning Balance	$39	$578	$4
Purchases	—	—	—
Sales	—	—	—
Amortization of discount	—	—	—
Transfers in	—	—	—
Transfers out	—	—	—
Corporate actions	—	—	—
Change in unrealized appreciation (depreciation)	(15)	(138)	(2)
Realized gains (losses)	—	—	—
Ending Balance	$24	$440	$2
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2016	$(15)	$(138)	$(2)

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2016. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance.

	Fair Value at December 31, 2016 (000)	Valuation Technique	Unobservable Input	Range				Selected Value		Impact to Valuation from an Increase in Input
Hotels, Restaurants & Leisure
Preferred Stock	$65	Discounted Cash Flow	Weighted Average Cost of Capital	20.0%		22.0%		21.0%		Decrease
			Perpetual Growth Rate	2.5%		3.5%		3.0%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	1.9	x	5.5	x	3.2	x	Increase
			Discount for Lack of Marketability	20.0%		20.0%		20.0%		Decrease
Internet & Direct Marketing Retail
Preferred Stocks	$202	Market Transaction Method	Precedent Transaction	$105.00		$105.00		$105.00		Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	15.5%		17.5%		16.5%		Decrease
			Perpetual Growth Rate	3.0%		4.0%		3.5%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	9.8	x	16.2	x	12.8	x	Increase
			Discount for Lack of Marketability	20.0%		20.0%		20.0%		Decrease
	$96	Discounted Cash Flow	Weighted Average Cost of Capital	17.5%		19.5%		18.5%		Decrease
			Perpetual Growth Rate	3.5%		4.5%		4.0%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	1.1	x	2.8	x	2.2	x	Increase
			Discount for Lack of Marketability	20.0%		20.0%		20.0%		Decrease
Internet Software & Services
Common Stock	$24	Discounted Cash Flow	Weighted Average Cost of Capital	18.0%		20.0%		19.0%		Decrease
			Perpetual Growth Rate	2.5%		3.5%		3.0%		Increase
Convertible Preferred Stock	$2	Market Comparable Companies	Enterprise Value/ Revenue	4.1	x	11.2	x	5.5	x	Increase
			Discount for Lack of Marketability	20.0%		20.0%		20.0%		Decrease

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

	Fair Value at December 31, 2016 (000)	Valuation Technique	Unobservable Input	Range				Selected Value		Impact to Valuation from an Increase in Input
Software
Preferred Stocks	$33	Discounted Cash Flow	Weighted Average Cost of Capital	19.0%		21.0%		20.0%		Decrease
			Perpetual Growth Rate	3.0%		4.0%		3.5%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	2.9	x	5.6	x	2.9	x	Increase
			Discount for Lack of Marketability	20.0%		20.0%		20.0%		Decrease
	$20	Discounted Cash Flow	Weighted Average Cost of Capital	19.0%		21.0%		20.0%		Decrease
			Perpetual Growth Rate	3.0%		4.0%		3.5%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	4.8	x	6.6	x	5.0	x	Increase
			Discount for Lack of Marketability	20.0%		20.0%		20.0%		Decrease
	$24	Discounted Cash Flow	Weighted Average Cost of Capital	15.5%		17.5%		16.5%		Decrease
			Perpetual Growth Rate	2.5%		3.5%		3.0%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	7.5	x	10.1	x	8.3	x	Increase
			Discount for Lack of Marketability	20.0%		20.0%		20.0%		Decrease

3.  Repurchase Agreements: The Portfolio may enter into repurchase agreements under which the Portfolio lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Portfolio takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Portfolio, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

5.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Portfolio also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Options: With respect to options, the Portfolio is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price typically in exchange for a premium paid by the Portfolio. The Portfolio may purchase and/or sell put and call options. Purchasing call options tends to increase the Portfolio's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Portfolio's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Portfolio bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If the Portfolio sells an option, it sells to another party the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price typically in exchange for a premium received by the Portfolio. When options are purchased OTC, the Portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Portfolio may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2016.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Options Purchased	Investments, at Value (Options Purchased)	Equity Risk	$494	(a)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	117
Total			$611

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

The following table sets forth by primary risk exposure the Portfolio's change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2016 in accordance with ASC 815.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Equity Risk	Investments (Options Purchased)	$(90	)(b)
Currency Risk	Foreign Currency Forward Exchange Contracts	117
	Total	$27

(b) Amounts are included in Investments in the Statement of Operations.

At December 31, 2016, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives(c)	Assets(d) (000)	Liabilities(d) (000)
Foreign Currency Forward Exchange Contracts	$117	$—

(c) Excludes exchange traded derivatives.

(d) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the

Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2016.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
UBS AG	$117	$—	$—	$117

For the year ended December 31, 2016, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$895,000
Options Purchased:
Average monthly notional amount	25,000

6.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees,

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2016.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$84	(e)	$—	$(84	)(f)(g)	$0

(e) Represents market value of loaned securities at period end.

(f) The Portfolio received cash collateral of approximately $74,000, which was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of December 31, 2016, there was uninvested cash of less than $500, which is not reflected in the Portfolio of Investments. In addition, the Portfolio received non-cash collateral of approximately $15,000 in the form of U.S. Government obligations, which the Portfolio cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(g) The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB Accounting Standards Update No. 2014-11 ("ASU No. 2014-11"), "Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2016.

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$74	$—	$—	$—	$74
Total Borrowings	$74	$—	$—	$—	$74
Gross amount of recognized liabilities for securities lending transactions					$74

7.  Restricted Securities: The Portfolio invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Portfolio could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Portfolio would, in either case, bear market risks during that period. Restricted securities are identified in the Portfolio of Investments.

8.  Structured Investments: The Portfolio invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Portfolio will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

are subject to issuer or counterparty risk because the Portfolio is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio's illiquidity to the extent that the Portfolio, at a particular time, may be unable to find qualified buyers for these securities.

9.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

11.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement,

paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Over $1 billion
0.90%	0.85%

For the year ended December 31, 2016, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.11% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.35% for Class I shares, 1.70% for Class A shares, 2.20% for Class L shares and 2.45% for Class C shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Portfolio's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2016, approximately $120,000 of advisory fees were waived and approximately $9,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

In December 2015, the Fund's Custodian announced that it had identified inconsistencies in the way in which clients were invoiced for out-of-pocket expenses from 1998 until November 2015. The dollar amount difference between what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The Custodian reimbursed the Portfolio directly, which was recognized as a change in accounting estimate and was reflected as "Reimbursement of Custodian Fees" in the Statement of Operations. Pursuant to the expense limitations described in Note B, the Portfolio has experienced waiver of advisory fees during the current period. Accordingly, the reimbursement of out-of-pocket custodian expenses in the current period resulted in the reduction in the current period waiver of advisory fees.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2016, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $26,389,000 and $9,577,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2016.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2016, advisory fees paid were reduced by approximately $2,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2016 is as follows:

Value December 31, 2015 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2016 (000)
$403	$23,383	$18,900	$3	$4,886

The Portfolio is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2016, the Portfolio did not engage in any cross-trade transactions.

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2016, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2016 and 2015 was as follows:

2016 Distributions Paid From:		2015 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$377	$202	$128	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and basis adjustments on certain equity securities designated as passive foreign investment companies, resulted in the following reclassifications among the components of net assets at December 31, 2016:

Distributions in Excess of Net Investment Income (000)	Accumulated Net Realized Gain (000)	Paid-in- Capital (000)
$5	$(4)	$(1)

At December 31, 2016, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$320	$222

During the year ended December 31, 2016, the Portfolio utilized capital loss carryforwards for U.S. federal income tax purposes of approximately $84,000.

I. Credit Facility: As of April 4, 2016, the Fund and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "facility") with State Street. This facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or one month libor rate plus a spread. The facility also has a commitment fee of 0.25% per annum based on the unused portion of the facility. During the year ended December 31, 2016, the Portfolio did not have any borrowings under the facility.

J. Other: At December 31, 2016, the Portfolio had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 51.4%.

K. Accounting Pronouncements: In December 2016, FASB issued Accounting Standards update 2016-19 — Technical Corrections and Improvements ("ASU 2016-19"), which is effective for interim periods for all entities beginning after December 15, 2016. ASU 2016-19 includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

when applying the guidance in that Topic. That amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. Although still evaluating the potential impacts of ASU 2016-19 to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

In October 2016, the Securities and Exchange Commission ("SEC") issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the Portfolio's net assets or results of operations. Although still evaluating the potential impacts of the Investment Company Reporting Modernization to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Global Discovery Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Global Discovery Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Discovery Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 28, 2017

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2016. For corporate shareholders, 11.0% of the dividends qualified for the dividends received deduction.

The Portfolio designated and paid approximately $202,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2016. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of approximately $198,000 as taxable at this lower rate.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to nonaffiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (72) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				90

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (63) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	91	Director of various non-profit organizations.
Nancy C. Everett (61) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	91

Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (59) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	91

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (67) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	91	Director of NVR, Inc. (home construction).
Joseph J. Kearns (74) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	93	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

37

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (58) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				90	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (56) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Management Director, JPMorgan Asset Management (2013-2016); President, JPMorgan Funds (2010-2013), Chief Administrative Officer, JPMorgan Funds (2004-2010), Treasurer, JPMorgan Funds (2003-2004, 2008-2010), and Vice President and Board Liaison, JPMorgan Funds (2001-2004); Managing Director, J.P. Morgan Investment Management Inc. (2001-2013); Vice President of Finance, Pierpont Group (1996-2001); Vice President, Bank of New York (1995-1996); Senior Audit Manager, Price Waterhouse, LLP (1982-1995).	91	None.
Michael E. Nugent (80) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	92	None.
W. Allen Reed (69) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	91	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (84) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	92	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2016) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

38

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (53) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (51) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (49) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

39

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, 100 F Street, NE, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Portfolio of Morgan Stanley Institutional Fund, Inc., which describes in detail the Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

40

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2017 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGDANN
1695708 EXP. 02.28.18

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Global Franchise Portfolio

Annual Report

December 31, 2016

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	8
Statement of Assets and Liabilities	9
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	26
Federal Tax Notice	27
Privacy Notice	28
Director and Officer Information	31

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Portfolio of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Portfolio, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Global Franchise Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2017

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Expense Example (unaudited)

Global Franchise Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/16	Actual Ending Account Value 12/31/16	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Franchise Portfolio Class I	$1,000.00	$988.80	$1,020.21	$4.90	$4.98	0.98	%***
Global Franchise Portfolio Class A	1,000.00	987.80	1,018.95	6.15	6.24	1.23	***
Global Franchise Portfolio Class L	1,000.00	984.90	1,016.54	8.53	8.67	1.71	***
Global Franchise Portfolio Class C	1,000.00	983.50	1,014.98	10.07	10.23	2.02	***
Global Franchise Portfolio Class IS	1,000.00	988.90	1,020.51	4.60	4.67	0.92	***

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

***  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period.
3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Investment Overview (unaudited)

Global Franchise Portfolio

The Portfolio seeks long-term capital appreciation.

Performance

For the year ended December 31, 2016, the Portfolio's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 5.64%, net of fees. The Portfolio's Class I shares underperformed against the Portfolio's benchmark, the MSCI World Index (the "Index"), which returned 7.51%.

Factors Affecting Performance

•  After all was said and done, the Index ended the year up 7.5% in U.S. dollar ("USD") terms (+9.0% local). The commodity markets fared best in 2016, with Canada up 25% in USD, Norway gaining 13% and Australia 11%.(i) The U.S. was also comfortably ahead of the Index (+11%). Core Europe was only up mildly, with France and the Netherlands each up +5% in USD and 8% in euros. Japan was up 2% in USD but down 1% in yen, while the U.K. was flat in dollars, but up a mighty 19% in wilting sterling. Peripheral Europe lagged the Index, with Spain off 1%, Ireland down 7% and Italy down 10% in USD despite a late-year rally. It was a decent year for emerging markets, up 11% in USD and 10% in local currency, as measured by the MSCI Emerging Markets Index. The stars were Brazil (up 66%) and Russia (up 55%).

•  Overall, 2016 saw the commodity complex doing best, with energy up +27% and materials up +22%, and the cyclical industrials (+13%), financials (+12%) and information technology (+11%) also beating the Index.(i) Consumer discretionary lagged a little, up only 3%, but the other strugglers were the defensives. Utilities and telecommunications (both +6%) were close to the overall Index performance, but consumer staples was only up 2% and health care actually fell 7%. The real story was that it was a year of two very different halves, with, what we consider high quality ruling the first half and lower quality dominating the second half. Consumer staples was 8% ahead of the market in the first half but 13% behind in the second half, while financials was 9% behind in the first half but 15% ahead in the second half.

•  For the Portfolio, for 2016 as a whole, sector allocation was significantly negative, thanks to the major overweight in consumer staples, the absence from the energy sector and the near absence from financials only partly mitigated by the lack of health care. Stock selection was a distinct positive, thanks to outperformance in consumer staples, consumer discretionary and information technology, but it was not enough to match the sector effect.

•  Top absolute contributors for the year were Reynolds American, Time Warner and Microsoft. Top absolute detractors for the period were Reckitt Benckiser, Nike and Unilever.(ii)

Management Strategies

•  The defining feature of the second half of 2016 has been the massive rally in value stocks (and a balancing de-rating of defensives) given an extra boost in the fourth quarter by the election of President-elect Trump. Executing an effortless hand-brake turn, it appears that the market has effectively reassessed the global outlook from one of sluggish growth and disinflation to one of reflation and rising growth. We believe the market is clearly hoping that fiscal policy will now drive reflation (i.e., growth and inflation) after monetary policy failed to do so. After years of deadlock, America now seems to be getting an executive that can likely get laws through Congress (for better or worse) as Trump and the Republican establishment decide that on balance they probably despise each other less than they hate the Democrats. This means that the U.S. may use fiscal policy where it previously over-used monetary policy in the face of political gridlock. Whether it works or not or has the desired outcomes is of course another question.

•  We believe low expectations may well help Trump and should not obscure his biggest potential long-term opportunity — to sort out the U.S. taxation system, which has incentivized U.S. companies to invest outside America.

(i)  Country, region and sector performance data from FactSet

(ii)  The information contained in this overview regarding specific securities is for informational purposes only and should not be construed as a recommendation to purchase or sell the securities mentioned.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Investment Overview (unaudited) (cont'd)

Global Franchise Portfolio

•  Cutting personal and corporate tax rates should provide a stimulus to the economy, and in the case of some domestically focused U.S. companies, could significantly boost post-tax earnings. However, there are a series of provisos. Many U.S. corporates already have a tax rate well below the headline 35% rate,(iii) either because of foreign income or assorted loopholes, while the proposed border adjustment tax brings risks of trade wars. The hopes of a resultant capital expenditure surge may be overstated in the short term, particularly in the case of the piles of overseas cash held by tech companies, as they are not exactly cash-constrained at present. However, longer term, a border adjustment tax, if actually implemented, could be a game changer if the rest of the world, and particularly China, puts up with the U.S. joining the global tax arbitrage game rather than risking hard tariffs.

•  Looking at the macro side, the personal tax cuts seem to be heavily skewed to higher earners (as opposed to those on lower incomes who reportedly helped put Trump in the White House), which may limit the macro impact given the wealthy's higher propensity to save rather than spend. However, the state of the economic cycle may be more of a problem. U.S. unemployment is already under 5%,(iv) and rising wages, while positive for demand, could well put significant pressures on corporate margins, potentially wiping out the taxation gains in many cases where companies lack pricing power. It could well also push the Federal Reserve to tighten faster than expected.

•  The market assumption that there will be reflation via fiscal policy outside the U.S. looks particularly dangerous. In Europe, the Germans are critical of the European Union agreeing to use fiscal policy (or at least, relax current fiscal constraints on individual countries) to reflate and we see next to no chance of a significant move in 2017. Mrs. Merkel wants to be re-elected in September 2017 and may therefore be extremely reluctant to give further ammunition to the euro-skeptic German AfD (Alternative for

German) party, which has seen substantial state election gains in 2016 following Merkel's unpopular refugee policy. In Japan, there has been a history of reflation via fiscal policy, but the government has yet to cross the Rubicon of the Bank of Japan backing effectively unlimited government fiscal expenditure rather than merely tethering bond yields to circa 0%. Of all developed countries, Japan is probably closest to crossing this Rubicon due to its dire government debt situation, but will probably be cautious about doing so as it would almost certainly blow up the yen.

•  Overall, we do not yet see a significant inflationary threat. The rise in commodity prices is likely to feed through over the next year, and there are the classic late-cycle pressures in the U.S. through increasing labor costs. However, there are still substantial deflationary forces in the system, given the enormous overhang of debt in the world and the impacts of technology. There has already been a transfer of $3 trillion of value from the bond market to the equity market,(v) and Trump has not always been a friend of debt holders during his business career, but a severe bond rout looks unlikely.

•  We do worry that the market is too sanguine on political risk. The biggest single worry is Trump doing something crazy (via executive order or tweet) on foreign policy or trade. The next biggest worry is European politics. In 2017, Europe is facing elections in the Netherlands, France and Germany and a potential early election in Italy. Each of these has potential existential risk for the eurozone if they follow the political playbook of Brexit or Trump. While it is likely that the status quo will just about scrape by in each country, it is far from clear that it will manage a clean sweep. If any one of these elections creates existential threats for Europe, we expect stock market fireworks in 2017. At a more fundamental level, it is far from clear that the sustained global howl of rage at the financial and political elites should be positive for asset prices.

(iii)  Source: U.S. Government Accountability Office Report to the Ranking Member, Committee on the Budget, U.S. Senate, "Corporate Income Tax: Most Large Profitable U.S. Corporations Paid Tax but Effective Tax Rates Differed Significantly from the Statutory Rate," GAO-16-363, March 2016.

(iv)  Source: Bureau of Labor Statistics, December 2016

(v)  Source: Deutsche Bank Research, December 20, 2016

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Investment Overview (unaudited) (cont'd)

Global Franchise Portfolio

•  Any update from us these days would not be complete without a moan about valuations. The Index is trading at over 16x estimated 2017 earnings, which are themselves assumed to be up a healthy 13% on the 2016 earnings, with the U.S. more than a turn higher than that.(vi) This does not seem to offer a sufficient margin of safety given the myriad risks we have mentioned above, even before considering how the "adjusted" earnings are inflated versus the official GAAP/IFRS (Generally Accepted Accounting Principles/International Financial Reporting Standards) numbers these days. The Schiller Price-Earnings (P/E), which attempts to control for the business cycle by using a 10-year average for earnings, is now at 28x for the U.S., only beaten during the Tech-Media-Telecom boom and the late 1920s bubble.(vi)

•  While the overall level of valuation is demanding, the sector rotation over the last six months has left the two highest-quality sectors, consumer staples and health care, looking attractive in relative terms. The consumer staples premium to the Index has halved over the period form 31% to 15%, and is lower still than that in free cash flow terms, while health care, very unusually, is trading at a 10% discount to the market, although the threat of significant drug pricing reform in the U.S., had Clinton won, has been replaced by the threat of occasional threatening tweets under Trump.(vi) While it is very possible that the Trump rally and rotation has further to run, these two sectors look reasonably priced in absolute terms, and attractive in relative returns given their historically defensive stability and high returns on capital.

(vi)  Source: FactSet, December 31, 2016

*  Minimum Investment for Class I shares

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L , C and IS shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Investment Overview (unaudited) (cont'd)

Global Franchise Portfolio

Performance Compared to the MSCI World Index(1) and the Lipper Global Large-Cap Growth Funds Index(2)

	Period Ended December 31, 2016 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Portfolio — Class I Shares w/o sales charges(4)	5.64%	10.25%	7.46%	10.65%
Portfolio — Class A Shares w/o sales charges(4)	5.36	9.96	7.18	10.35
Portfolio — Class A Shares with maximum 5.25% sales charges(4)	–0.19	8.78	6.60	9.96
Portfolio — Class L Shares w/o sales charges(5)	4.82	—	—	7.25
Portfolio — Class C Shares w/o sales charges(7)	4.58	—	—	7.85
Portfolio — Class C Shares with maximum 1.00% deferred sales charges(7)	3.58	—	—	7.85
Portfolio — Class IS Shares w/o sales charges(6)	5.70	—	—	3.84
MSCI World Index	7.51	10.41	3.83	5.92
Lipper Global Large-Cap Growth Funds Index	2.91	9.47	3.85	5.23

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)  The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Index currently consists of 23 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Global Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Large-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Global Large-Cap Growth Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on November 28, 2001.

(5)  Commenced offering on April 27, 2012.

(6)  Commenced offering on May 29, 2015.

(7)  Commenced offering on September 30, 2015.

(8)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Portfolio, not the inception of the Index.

7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Portfolio of Investments

Global Franchise Portfolio

	Shares	Value (000)
Common Stocks (98.1%)
France (10.7%)
L'Oreal SA	306,316	$55,911
Pernod Ricard SA	235,376	25,508
		81,419
Germany (3.5%)
SAP SE	304,311	26,527
Italy (1.3%)
Davide Campari-Milano SpA	1,007,824	9,856
Netherlands (0.8%)
RELX N.V.	395,116	6,650
Switzerland (3.7%)
Nestle SA (Registered)	395,314	28,359
United Kingdom (25.5%)
British American Tobacco PLC	833,302	47,461
Experian PLC	819,443	15,896
Reckitt Benckiser Group PLC	798,832	67,791
RELX PLC	571,918	10,213
Unilever PLC	1,304,492	52,932
		194,293
United States (52.6%)
Accenture PLC, Class A	295,579	34,621
Altria Group, Inc.	545,793	36,907
Automatic Data Processing, Inc.	266,831	27,425
Coca-Cola Co.	359,282	14,896
International Flavors & Fragrances, Inc.	117,311	13,823
Intuit, Inc.	90,755	10,401
Microsoft Corp.	977,981	60,772
Moody's Corp.	73,993	6,975
NIKE, Inc., Class B	496,104	25,217
Philip Morris International, Inc.	299,480	27,399
Reynolds American, Inc.	536,567	30,069
Time Warner, Inc.	175,120	16,904
Twenty-First Century Fox, Inc., Class A	631,219	17,699
Twenty-First Century Fox, Inc., Class B	633,897	17,274
Visa, Inc., Class A	388,934	30,345
Walt Disney Co. (The)	288,852	30,104
		400,831
Total Common Stocks (Cost $631,168)		747,935
	Shares	Value (000)
Short-Term Investment (2.0%)
Investment Company (2.0%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $14,913)	14,912,598	$14,913
Total Investments (100.1%) (Cost $646,081) (a)		762,848
Liabilities in Excess of Other Assets (–0.1%)		(769)
Net Assets (100.0%)		$762,079

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Portfolio's prospectus and/or statement of additional information relating to geographic classifications.

(a)  At December 31, 2016, the aggregate cost for federal income tax purposes is approximately $649,979,000. The aggregate gross unrealized appreciation is approximately $119,031,000 and the aggregate gross unrealized depreciation is approximately $6,162,000, resulting in net unrealized appreciation of approximately $112,869,000.

Portfolio Composition

Classification	Percentage of Total Investments
Tobacco	18.6%
Other*	16.0
Personal Products	14.3
Software	12.8
Information Technology Services	12.1
Media	10.7
Household Products	8.9
Beverages	6.6
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Global Franchise Portfolio

Statement of Assets and Liabilities	December 31, 2016 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $631,168)	$747,935
Investment in Security of Affiliated Issuer, at Value (Cost $14,913)	14,913
Total Investments in Securities, at Value (Cost $646,081)	762,848
Dividends Receivable	1,548
Tax Reclaim Receivable	853
Receivable for Portfolio Shares Sold	695
Receivable from Affiliate	4
Other Assets	67
Total Assets	766,015
Liabilities:
Payable for Portfolio Shares Redeemed	2,118
Payable for Advisory Fees	1,498
Payable for Sub Transfer Agency Fees — Class I	70
Payable for Sub Transfer Agency Fees — Class A	9
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	2
Payable for Professional Fees	54
Payable for Shareholder Services Fees — Class A	22
Payable for Distribution and Shareholder Services Fees — Class L	5
Payable for Distribution and Shareholder Services Fees — Class C	25
Payable for Administration Fees	51
Payable for Custodian Fees	26
Payable for Directors' Fees and Expenses	11
Payable for Transfer Agency Fees — Class I	5
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	—	@
Other Liabilities	38
Total Liabilities	3,936
Net Assets	$762,079
Net Assets Consist Of:
Paid-in-Capital	$648,116
Accumulated Undistributed Net Investment Income	26
Distributions in Excess of Net Realized Gain	(2,743)
Unrealized Appreciation (Depreciation) on:
Investments	116,767
Foreign Currency Translations	(87)
Net Assets	$762,079

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Global Franchise Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2016 (000)
CLASS I:
Net Assets	$601,340
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	29,249,788
Net Asset Value, Offering and Redemption Price Per Share	$20.56
CLASS A:
Net Assets	$104,306
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	5,174,499
Net Asset Value, Redemption Price Per Share	$20.16
Maximum Sales Load	5.25%
Maximum Sales Charge	$1.12
Maximum Offering Price Per Share	$21.28
CLASS L:
Net Assets	$7,449
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	369,993
Net Asset Value, Offering and Redemption Price Per Share	$20.13
CLASS C:
Net Assets	$29,650
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,491,397
Net Asset Value, Offering and Redemption Price Per Share	$19.88
CLASS IS:
Net Assets	$19,334
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	940,682
Net Asset Value, Offering and Redemption Price Per Share	$20.55

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Global Franchise Portfolio

Statement of Operations	Year Ended December 31, 2016 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $550 of Foreign Taxes Withheld)	$17,058
Dividends from Security of Affiliated Issuer (Note G)	32
Total Investment Income	17,090
Expenses:
Advisory Fees (Note B)	5,672
Administration Fees (Note C)	578
Shareholder Services Fees — Class A (Note D)	239
Distribution and Shareholder Services Fees — Class L (Note D)	64
Distribution and Shareholder Services Fees — Class C (Note D)	208
Sub Transfer Agency Fees — Class I	365
Sub Transfer Agency Fees — Class A	60
Sub Transfer Agency Fees — Class L	2
Sub Transfer Agency Fees — Class C	13
Professional Fees	112
Registration Fees	106
Custodian Fees (Note F)	75
Transfer Agency Fees — Class I (Note E)	18
Transfer Agency Fees — Class A (Note E)	4
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	5
Transfer Agency Fees — Class IS (Note E)	2
Shareholder Reporting Fees	26
Directors' Fees and Expenses	18
Pricing Fees	5
Other Expenses	42
Total Expenses	7,616
Rebate from Morgan Stanley Affiliate (Note G)	(29)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(1)
Reimbursement of Custodian Fees (Note F)	(41)
Net Expenses	7,545
Net Investment Income	9,545
Realized Gain (Loss):
Investments Sold	19,931
Foreign Currency Transactions	(174)
Net Realized Gain	19,757
Change in Unrealized Appreciation (Depreciation):
Investments	8,603
Foreign Currency Translations	(26)
Net Change in Unrealized Appreciation (Depreciation)	8,577
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	28,334
Net Increase in Net Assets Resulting from Operations	$37,879

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Global Franchise Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2016 (000)	Year Ended December 31, 2015 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$9,545	$7,944
Net Realized Gain	19,757	24,379
Net Change in Unrealized Appreciation (Depreciation)	8,577	3,732
Net Increase in Net Assets Resulting from Operations	37,879	36,055
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(7,868)	(7,968)
Net Realized Gain	(18,038)	(20,632)
Class A:
Net Investment Income	(1,154)	(1,064)
Net Realized Gain	(3,160)	(3,228)
Class L:
Net Investment Income	(37)	(84)
Net Realized Gain	(234)	(397)
Class C:
Net Investment Income	(198)	(52)
Net Realized Gain	(898)	(148)
Class IS:
Net Investment Income	(255)	(— @)
Net Realized Gain	(495)	(— @)
Total Distributions	(32,337)	(33,573)
Capital Share Transactions:(1)
Class I:
Subscribed	202,282	92,850
Distributions Reinvested	24,953	27,499
Redeemed	(137,931)	(133,336)
Class A:
Subscribed	52,962	18,018
Distributions Reinvested	4,282	4,251
Redeemed	(28,456)	(10,970)
Class L:
Subscribed	348	216
Distributions Reinvested	271	480
Redeemed	(2,167)	(1,167)
Class C:
Subscribed	27,106	7,443 *
Distributions Reinvested	1,094	199 *
Redeemed	(3,734)	(1,527)*
Class IS:
Subscribed	19,487	10 **
Distributions Reinvested	750	—
Redeemed	(— @)	—
Net Increase in Net Assets Resulting from Capital Share Transactions	161,247	3,966
Total Increase in Net Assets	166,789	6,448
Net Assets:
Beginning of Period	595,290	588,842
End of Period (Including Accumulated Undistributed Net Investment Income of $26 and $207)	$762,079	$595,290

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Global Franchise Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2016 (000)	Year Ended December 31, 2015 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	9,702	4,439
Shares Issued on Distributions Reinvested	1,219	1,330
Shares Redeemed	(6,525)	(6,324)
Net Increase (Decrease) in Class I Shares Outstanding	4,396	(555)
Class A:
Shares Subscribed	2,566	858
Shares Issued on Distributions Reinvested	213	209
Shares Redeemed	(1,378)	(532)
Net Increase in Class A Shares Outstanding	1,401	535
Class L:
Shares Subscribed	17	11
Shares Issued on Distributions Reinvested	13	24
Shares Redeemed	(107)	(57)
Net Decrease in Class L Shares Outstanding	(77)	(22)
Class C:
Shares Subscribed	1,330	353	*
Shares Issued on Distributions Reinvested	55	10	*
Shares Redeemed	(185)	(71	)*
Net Increase in Class C Shares Outstanding	1,200	292
Class IS:
Shares Subscribed	903	—	@@**
Shares Issued on Distributions Reinvested	37	—
Shares Redeemed	(— @@)	—
Net Increase in Class IS Shares Outstanding	940	—	@@

@  Amount is less than $500.

@@  Amount is less than 500 shares.

*  For the period September 30, 2015 through December 31, 2015.

**  For the period May 29, 2015 through December 31, 2015.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

Global Franchise Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$20.33		$20.27		$20.77		$18.13		$16.24
Income from Investment Operations:
Net Investment Income (2)	0.30		0.31		0.41		0.36		0.40
Net Realized and Unrealized Gain	0.84		1.02		0.57		3.17		2.11
Total from Investment Operations	1.14		1.33		0.98		3.53		2.51
Distributions from and/or in Excess of:
Net Investment Income	(0.28)		(0.35)		(0.37)		(0.35)		(0.32)
Net Realized Gain	(0.63)		(0.92)		(1.11)		(0.54)		(0.30)
Total Distributions	(0.91)		(1.27)		(1.48)		(0.89)		(0.62)
Net Asset Value, End of Period	$20.56		$20.33		$20.27		$20.77		$18.13
Total Return (3)	5.64%		6.50%		4.82%		19.71%		15.38%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$601,340		$505,321		$515,012		$570,261		$404,762
Ratio of Expenses to Average Net Assets (6)	0.97	%(4)	0.98	%(4)	0.97	%(4)	0.95	%(4)	0.98	%(4)
Ratio of Net Investment Income to Average Net Assets (6)	1.40	%(4)	1.46	%(4)	1.94	%(4)	1.79	%(4)	2.21	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.01%
Portfolio Turnover Rate	30%		37%		33%		24%		34%
(6) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.98%		0.99%		N/A		N/A		N/A
Net Investment Income to Average Net Assets	1.39%		1.45%		N/A		N/A		N/A

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets would have been 0.01% higher and the Ratio of Net Investment Income to Average Net Assets would have been 0.01% lower had the custodian not reimbursed the Portfolio.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

Global Franchise Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$19.96		$19.92		$20.44		$17.86		$16.01
Income from Investment Operations:
Net Investment Income (2)	0.23		0.24		0.34		0.28		0.35
Net Realized and Unrealized Gain	0.83		1.02		0.55		3.14		2.09
Total from Investment Operations	1.06		1.26		0.89		3.42		2.44
Distributions from and/or in Excess of:
Net Investment Income	(0.23)		(0.30)		(0.30)		(0.30)		(0.29)
Net Realized Gain	(0.63)		(0.92)		(1.11)		(0.54)		(0.30)
Total Distributions	(0.86)		(1.22)		(1.41)		(0.84)		(0.59)
Net Asset Value, End of Period	$20.16		$19.96		$19.92		$20.44		$17.86
Total Return (3)	5.36%		6.25%		4.45%		19.42%		15.14%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$104,306		$75,297		$64,515		$83,135		$35,901
Ratio of Expenses to Average Net Assets (7)	1.22	%(4)	1.25	%(4)	1.27	%(4)	1.20	%(4)(5)	1.23	%(4)
Ratio of Net Investment Income to Average Net Assets (7)	1.13	%(4)	1.15	%(4)	1.64	%(4)	1.42%		1.99	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.01%
Portfolio Turnover Rate	30%		37%		33%		24%		34%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.23%		1.25%		N/A		N/A		N/A
Net Investment Income to Average Net Assets	1.12%		1.15%		N/A		N/A		N/A

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets would have been 0.01% higher and the Ratio of Net Investment Income to Average Net Assets would have been 0.01% lower had the custodian not reimbursed the Portfolio.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.35% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.25% for Class A shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

Global Franchise Portfolio

	Class L
	Year Ended December 31,								Period from April 27, 2012(2) to
Selected Per Share Data and Ratios	2016(1)		2015		2014		2013		December 31, 2012
Net Asset Value, Beginning of Period	$19.91		$19.87		$20.39		$17.83		$18.13
Income from Investment Operations:
Net Investment Income (3)	0.13		0.15		0.25		0.20		0.10
Net Realized and Unrealized Gain	0.82		1.00		0.55		3.11		0.16
Total from Investment Operations	0.95		1.15		0.80		3.31		0.26
Distributions from and/or in Excess of:
Net Investment Income	(0.10)		(0.19)		(0.21)		(0.21)		(0.26)
Net Realized Gain	(0.63)		(0.92)		(1.11)		(0.54)		(0.30)
Total Distributions	(0.73)		(1.11)		(1.32)		(0.75)		(0.56)
Net Asset Value, End of Period	$20.13		$19.91		$19.87		$20.39		$17.83
Total Return (4)	4.82%		5.72%		4.00%		18.78%		1.36	%(8)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$7,449		$8,898		$9,315		$9,112		$4,525
Ratio of Expenses to Average Net Assets (10)	1.71	%(5)	1.72	%(5)	1.72	%(5)	1.70	%(5)(6)	1.73	%(5)(9)
Ratio of Net Investment Income to Average Net Assets (10)	0.65	%(5)	0.72	%(5)	1.19	%(5)	1.03	%(5)	0.84	%(5)(9)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.01	%(9)
Portfolio Turnover Rate	30%		37%		33%		24%		34	%(8)
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.72%		1.73%		N/A		N/A		N/A
Net Investment Income to Average Net Assets	0.64%		0.71%		N/A		N/A		N/A

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets would have been 0.01% higher and the Ratio of Net Investment Income to Average Net Assets would have been 0.01% lower had the custodian not reimbursed the Portfolio.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.85% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.75% for Class L shares.

(7)  Amount is less than 0.005%.

(8)  Not Annualized.

(9)  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

Global Franchise Portfolio

	Class C
Selected Per Share Data and Ratios	Year Ended December 31, 2016(1)		Period from September 30, 2015(2) to December 31, 2015
Net Asset Value, Beginning of Period	$19.75		$19.79
Income from Investment Operations:
Net Investment Income (3)	0.06		0.01
Net Realized and Unrealized Gain	0.84		1.02
Total from Investment Operations	0.90		1.03
Distributions from and/or in Excess of:
Net Investment Income	(0.14)		(0.28)
Net Realized Gain	(0.63)		(0.79)
Total Distributions	(0.77)		(1.07)
Net Asset Value, End of Period	$19.88		$19.75
Total Return (4)	4.58%		5.11	%(7)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$29,650		$5,765
Ratio of Expenses to Average Net Assets (9)	1.99	%(5)	2.03	%(5)(8)
Ratio of Net Investment Income to Average Net Assets (9)	0.29	%(5)	0.11	%(5)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(6)	0.00	%(6)(8)
Portfolio Turnover Rate	30%		37%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	2.00%		N/A
Net Investment Income to Average Net Assets	0.28%		N/A

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets would have been 0.01% higher and the Ratio of Net Investment Income to Average Net Assets would have been 0.01% lower had the custodian not reimbursed the Portfolio.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Amount is less than 0.005%.

(7)  Not Annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

Global Franchise Portfolio

	Class IS
Selected Per Share Data and Ratios	Year Ended December 31, 2016(1)		Period from May 29, 2015(2) to December 31, 2015
Net Asset Value, Beginning of Period	$20.33		$21.49
Income (Loss) from Investment Operations:
Net Investment Income (3)	0.21		0.12
Net Realized and Unrealized Gain	0.93		0.00	(4)
Total from Investment Operations	1.14		0.12
Distributions from and/or in Excess of:
Net Investment Income	(0.29)		(0.36)
Net Realized Gain	(0.63)		(0.92)
Total Distributions	(0.92)		(1.28)
Net Asset Value, End of Period	$20.55		$20.33
Total Return (5)	5.70%		0.45	%(8)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$19,334		$9
Ratio of Expenses to Average Net Assets (10)	0.92	%(6)	0.94	%(6)(9)
Ratio of Net Investment Income to Average Net Assets (10)	0.99	%(6)	0.95	%(6)(9)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(7)	0.00	%(7)(9)
Portfolio Turnover Rate	30%		37%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.94%		16.54	%(9)
Net Investment Income (Loss) to Average Net Assets	0.97%		(14.65	)%(9)

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets would have been 0.01% higher and the Ratio of Net Investment Income to Average Net Assets would have been 0.01% lower had the custodian not reimbursed the Portfolio.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Amount is less than 0.005%.

(8)  Not Annualized.

(9)  Annualized.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-nine separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Franchise Portfolio. The Portfolio seeks long-term capital appreciation.

The Portfolio offers five classes of shares — Class I, Class A, Class L, Class C and Class IS. On April 30, 2015, the Portfolio suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Fund's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (together, the "Sub-Advisers"), each a wholly owned subsidiary of Morgan Stanley, determine that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities,

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2016.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Beverages	$50,260	$—	$—	$50,260
Capital Markets	6,975	—	—	6,975
Chemicals	13,823	—	—	13,823
Food Products	28,359	—	—	28,359
Household Products	67,791	—	—	67,791
Information Technology Services	92,391	—	—	92,391
Media	81,981	—	—	81,981
Personal Products	108,843	—	—	108,843
Professional Services	32,759	—	—	32,759
Software	97,700	—	—	97,700
Textiles, Apparel & Luxury Goods	25,217	—	—	25,217
Tobacco	141,836	—	—	141,836
Total Common Stocks	747,935	—	—	747,935
Short-Term Investment
Investment Company	14,913	—	—	14,913
Total Assets	$762,848	$—	$—	$762,848

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2016, securities with a total value of approximately $347,104,000 transferred from Level 2 to Level 1. Securities that were valued using other significant observable inputs at December 31, 2015 were valued using unadjusted quoted prices at December 31, 2016. At December 31, 2015, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

5.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

6.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.80%	0.75%	0.70%

For the year ended December 31, 2016, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.78% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares, 1.35% for Class A shares, 1.85% for Class L shares, 2.10% for Class C shares and 0.95% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Portfolio's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2016, approximately $1,000 of advisory fees were waived pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Advisers, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Portfolio with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

"Distributor"), a wholly-owned subsidiary of the Adviser and Sub-Advisers and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

In December 2015, the Fund's Custodian announced that it had identified inconsistencies in the way in which clients were invoiced for out-of-pocket expenses from 1998 until November 2015. The dollar amount difference between what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The Custodian reimbursed the Portfolio directly, which was recognized as a change in accounting estimate and was reflected as "Reimbursement of Custodian Fees" in the Statement of Operations.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2016, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $361,349,000 and $212,043,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2016.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2016, advisory fees paid were reduced by approximately $29,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2016 is as follows:

Value December 31, 2015 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2016 (000)
$20,401	$207,608	$213,096	$32	$14,913

The Portfolio is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2016, the Portfolio did not engage in any cross-trade transactions.

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2016, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2016 and 2015 was as follows:

2016 Distributions Paid From:		2015 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$9,564	$22,773	$9,168	$24,405

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and a dividend redesignation, resulted in the following reclassifications among the components of net assets at December 31, 2016:

Accumulated Undistributed Net Investment Income (000)	Distributions in Excess of Net Realized Gain (000)	Paid-in- Capital (000)
$(214)	$214	$—

At December 31, 2016, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$37	$1,156

I. Credit Facility: As of April 4, 2016, the Fund and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "facility") with State Street. This facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or one month libor rate plus a spread. The facility also has a commitment fee of 0.25% per annum based on the unused portion of the facility. During the year ended December 31, 2016, the Portfolio did not have any borrowings under the facility.

J. Other: At December 31, 2016, the Portfolio had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 20.2%.

K. Accounting Pronouncements: In December 2016, FASB issued Accounting Standards update 2016-19 — Technical Corrections and Improvements ("ASU 2016-19"), which is effective for interim periods for all entities beginning after December 15, 2016. ASU 2016-19 includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. That amendment

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. Although still evaluating the potential impacts of ASU 2016-19 to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

In October 2016, the Securities and Exchange Commission ("SEC") issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the Portfolio's net assets or results of operations. Although still evaluating the potential impacts of the Investment Company Reporting Modernization to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Global Franchise Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Global Franchise Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Franchise Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 28, 2017

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2016. For corporate shareholders, 76.3% of the dividends qualified for the dividends received deduction.

The Portfolio designated and paid approximately $22,773,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2016. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of approximately $10,115,000 as taxable at this lower rate.

The Portfolio intends to pass through foreign tax credits of approximately $550,000 and has derived net income from sources within foreign countries amounting to approximately $9,571,000.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to nonaffiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (72) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				90

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (63) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	91	Director of various non-profit organizations.
Nancy C. Everett (61) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	91

Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (59) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	91

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (67) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	91	Director of NVR, Inc. (home construction).
Joseph J. Kearns (74) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	93	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (58) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				90	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (56) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Management Director, JPMorgan Asset Management (2013-2016); President, JPMorgan Funds (2010-2013), Chief Administrative Officer, JPMorgan Funds (2004-2010), Treasurer, JPMorgan Funds (2003-2004, 2008-2010), and Vice President and Board Liaison, JPMorgan Funds (2001-2004); Managing Director, J.P. Morgan Investment Management Inc. (2001-2013); Vice President of Finance, Pierpont Group (1996-2001); Vice President, Bank of New York (1995-1996); Senior Audit Manager, Price Waterhouse, LLP (1982-1995).	91	None.
Michael E. Nugent (80) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	92	None.
W. Allen Reed (69) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	91	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (84) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	92	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2016) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (53) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (51) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (49) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Advisers

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, 100 F Street, NE, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Portfolio of Morgan Stanley Institutional Fund, Inc., which describes in detail the Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

35

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2017 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGFANN
1696271 EXP. 02.28.18

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Global Infrastructure Portfolio

Annual Report

December 31, 2016

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	13
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	27
Federal Tax Notice	28
Privacy Notice	29
Director and Officer Information	32

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Portfolio of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Portfolio, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Global Infrastructure Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2017

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Expense Example (unaudited)

Global Infrastructure Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/16	Actual Ending Account Value 12/31/16	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Infrastructure Portfolio Class I	$1,000.00	$981.60	$1,020.86	$4.23	$4.32	0.85	%***
Global Infrastructure Portfolio Class A	1,000.00	980.40	1,019.61	5.48	5.58	1.10	***
Global Infrastructure Portfolio Class L	1,000.00	977.20	1,016.74	8.30	8.47	1.67	***
Global Infrastructure Portfolio Class C	1,000.00	976.00	1,015.28	9.74	9.93	1.96	***
Global Infrastructure Portfolio Class IS	1,000.00	981.80	1,020.96	4.13	4.22	0.83	***

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

***  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Investment Overview (unaudited)

Global Infrastructure Portfolio

The Portfolio seeks to provide both capital appreciation and income.

Performance

For the year ended December 31, 2016, the Portfolio's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 15.55%, net of fees. The Portfolio's Class I shares outperformed the Portfolio's benchmark, the Dow Jones Brookfield Global Infrastructure IndexSM (the "Index"), which returned 12.52%, and the S&P Global BMI Index, a proxy for global equities, which returned 8.84%.

Factors Affecting Performance

•  Infrastructure shares appreciated 12.52% during the period, as measured by the Index. Among the major infrastructure sectors, gas midstream, pipeline companies, and electricity transmission & distribution outperformed the Index, while European regulated utilities, toll roads, communications, and gas distribution utilities underperformed the Index. Among sectors with more modest benchmark weightings, water outperformed, while the ports, airports, and diversified sectors underperformed.

•  Following a difficult year for the asset class in 2015, infrastructure securities rebounded nicely in 2016 with strong absolute performance. This was primarily driven by a reversal in energy infrastructure (i.e., gas midstream and pipeline companies), which posted gains of 42.7% on the year as commodity prices recovered and companies' share prices generally began to better reflect underlying fundamentals.(i) We would observe that favorable performance was not limited to energy infrastructure, as performance was positive in most sectors, with only European regulated utilities, toll roads, and ports delivering negative absolute performance on the year.

•  Though a strong year for the asset class overall, infrastructure did end the year with a decline of 5.25% in the fourth quarter. Despite a potentially more accommodative macro backdrop near term following the lapsing of several volatility-inducing events (most notably the U.S. presidential election and Italian constitutional referendum, as well as the

Organization of the Petroleum Exporting Countries, or OPEC, November 30 meeting in Vienna), some have questioned whether the thesis for investing in infrastructure remains intact. We continue to believe that there are attractive companies in which to invest in the current climate and would again note that, despite the pullback in the fourth quarter, infrastructure shares ended the year up 12.52% (with the Portfolio up more meaningfully), representing a satisfactory year of performance, in our view.

•  For the reporting period, the Portfolio realized significant outperformance, almost entirely from bottom-up stock selection. The impact of top-down positioning was largely neutral. From a bottom-up perspective, the Portfolio benefited from favorable stock selection in the pipeline companies, toll roads, gas distribution utilities, communications, and airports sectors, which was only modestly offset by the relative losses from stock selection in the water, gas midstream, and European regulated utilities sectors. From a top-down perspective, the Portfolio benefited from an overweight to pipeline companies and underweights to the network utilities (primarily European regulated utilities and gas distribution utilities). This was offset by the relative disadvantage of an underweight to gas midstream and overweights to toll roads and power purchase agreement ("PPA")-contracted renewables.

Management Strategies

•  We remain committed to our core investment philosophy as an infrastructure value investor. As value-oriented, bottom-up driven investors, our investment perspective is that over the medium and long term, the key factor in determining the performance of infrastructure securities will be underlying infrastructure asset values. Given the large and growing private infrastructure market, we believe that there are limits as to the level of premium or discount at which the public sector should trade relative to its underlying private infrastructure value. These limits can be viewed as the point at which the arbitrage opportunity between owning infrastructure in the private versus public markets becomes compelling. In aiming to achieve core infrastructure exposure in a cost

(i)  Source: Dow Jones Brookfield Global Infrastructure Index. Data as of December 31, 2016.

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Investment Overview (unaudited) (cont'd)

Global Infrastructure Portfolio

effective manner, we invest in equity securities of publicly listed infrastructure companies we believe offer the best value relative to their underlying infrastructure value and net asset value growth prospects.

•  Our research currently leads us to an overweighting in the Portfolio to a group of companies in the pipeline companies, toll roads, and diversified sectors, and an underweighting to companies in the gas midstream, electricity transmission & distribution, European regulated utilities, gas distribution utilities, communications, airports, ports, and water sectors. With regard to out-of-benchmark positions, we continue to have positions in both PPA-contracted renewables and railroads, with PPA-contracted renewables representing the largest industry "overweight" currently in the Portfolio (although technically not a "sector" as this represents an out-of-benchmark set of companies).

*  Minimum Investment for Class I shares

**  Commenced Operations on September 20, 2010.

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C and IS shares will vary from the performance of Class I shares based on their different inception dates and will be impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the Dow Jones Brookfield Global Infrastructure IndexSM(1) and the S&P Global BMI Index(2)

	Period Ended December 31, 2016 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(7)
Portfolio — Class I Shares w/o sales charges(4)	15.55%	9.86%	—	11.19%
Portfolio — Class A Shares w/o sales charges(4)	15.29	9.57	—	10.91
Portfolio — Class A Shares with maximum 5.25% sales charges(4)	9.21	8.39	—	9.96
Portfolio — Class L Shares w/o sales charges(4)	14.57	8.94	—	10.29
Portfolio — Class C Shares w/o sales charges(6)	14.35	—	—	–3.51
Portfolio — Class C Shares with maximum 1.00% deferred sales charges(6)	13.35	—	—	–3.51
Portfolio — Class IS Shares w/o sales charges(5)	15.66	—	—	7.22
Dow Jones Brookfield Global Infrastructure IndexSM	12.52	8.54	—	9.98
S&P Global BMI Index	8.84	10.20	—	8.43

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The Dow Jones Brookfield Global Infrastructure IndexSM is a float-adjusted market capitalization weighted index that measures the stock performance of companies that exhibit strong infrastructure characteristics. The Index intends to measure all sectors of the infrastructure market. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Standard & Poor's Global BMI Index (S&P Global BMI Index) is a broad market index designed to capture exposure to equities in all countries in the world that meet minimum size and liquidity requirements. As of the date of this Report, there are approximately 11,500 index members representing 25 developed and 22 emerging market countries. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on September 20, 2010.

(5)  Commenced offering on September 13, 2013.

(6)  Commenced offering on April 30, 2015.

(7)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Portfolio, not the inception of the Index.

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Portfolio of Investments

Global Infrastructure Portfolio

	Shares	Value (000)
Common Stocks (95.1%)
Australia (4.5%)
APA Group	287,325	$1,777
Macquarie Atlas Roads Group	1,089,435	3,970
Spark Infrastructure Group	523,044	898
Sydney Airport	612,745	2,649
Transurban Group	867,868	6,464
		15,758
Canada (9.8%)
Enbridge, Inc. (a)	317,515	13,361
Inter Pipeline Ltd.	215,458	4,757
Pembina Pipeline Corp. (a)	137,411	4,294
TransCanada Corp. (a)	260,279	11,736
		34,148
China (5.6%)
Guangdong Investment Ltd. (b)	5,672,000	7,490
Hopewell Highway Infrastructure Ltd. (b)	22,704,000	11,916
		19,406
France (4.5%)
Aeroports de Paris	20,520	2,199
Eutelsat Communications SA	29,611	573
Groupe Eurotunnel SE	365,520	3,476
SES SA	158,901	3,500
Vinci SA	83,790	5,707
		15,455
India (0.8%)
Azure Power Global Ltd. (c)	156,821	2,666
Italy (2.4%)
Atlantia SpA	174,146	4,080
Infrastrutture Wireless Italiane SpA (d)	730,880	3,387
Italgas SpA (c)	204,598	805
		8,272
Japan (2.2%)
East Japan Railway Co.	19,800	1,711
Japan Airport Terminal Co., Ltd. (a)	64,400	2,328
Tokyo Gas Co., Ltd.	788,000	3,566
		7,605
Mexico (0.6%)
OHL Mexico SAB de CV	2,087,424	2,053
Spain (9.8%)
Abertis Infraestructuras SA	146,299	2,048
Atlantica Yield PLC	672,356	13,010
EDP Renovaveis SA	68,050	432
Ferrovial SA	287,125	5,137
Saeta Yield SA	1,545,711	13,230
		33,857
Switzerland (1.4%)
Flughafen Zuerich AG (Registered)	25,445	4,720
United Kingdom (10.6%)
John Laing Group PLC (d)	4,848,017	16,179
National Grid PLC	1,002,519	11,757
	Shares	Value (000)
Pennon Group PLC	239,991	$2,446
Severn Trent PLC	101,810	2,788
United Utilities Group PLC	318,532	3,537
		36,707
United States (42.9%)
American Tower Corp. REIT	124,680	13,176
American Water Works Co., Inc.	47,850	3,462
Atmos Energy Corp.	56,812	4,213
Crown Castle International Corp. REIT	133,422	11,577
Enbridge Energy Management LLC (c)	1,421,311	36,812
Eversource Energy	96,961	5,355
Kinder Morgan, Inc.	641,640	13,288
NiSource, Inc.	71,768	1,589
Norfolk Southern Corp.	15,384	1,663
Pattern Energy Group, Inc.	890,035	16,902
PG&E Corp.	223,456	13,579
SBA Communications Corp., Class A (c)	40,750	4,208
Sempra Energy	114,516	11,525
Spectra Energy Corp.	106,252	4,366
Union Pacific Corp.	33,160	3,438
Williams Cos., Inc. (The)	112,283	3,497
		148,650
Total Common Stocks (Cost $277,705)		329,297
Short-Term Investments (9.3%)
Securities held as Collateral on Loaned Securities (3.3%)
Investment Company (2.6%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G)	9,179,905	9,180
	Face Amount (000)
Repurchase Agreements (0.7%)
Merrill Lynch & Co., Inc., (0.50%, dated 12/30/16, due 1/3/17; proceeds $173; fully collateralized by a U.S. Government obligation; 1.88% due 8/31/22; valued at $177)	$173	173
Merrill Lynch & Co., Inc., (0.50%, dated 12/30/16, due 1/3/17; proceeds $865; fully collateralized by U.S. Government agency securities; 2.88% - 4.60% due 11/20/65 - 11/20/66; valued at $883)	865	865
Merrill Lynch & Co., Inc., (0.81%, dated 12/30/16, due 1/3/17; proceeds $1,298; fully collateralized by Exchange Traded Funds; valued at $1,428)	1,298	1,298
		2,336
Total Securities held as Collateral on Loaned Securities (Cost $11,516)		11,516

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Portfolio of Investments (cont'd)

Global Infrastructure Portfolio

	Shares	Value (000)
Investment Company (6.0%)
Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio — Institutional Class (See Note G) (Cost $20,777)	20,776,584	$20,777
Total Short-Term Investments (Cost $32,293)		32,293
Total Investments (104.4%) (Cost $309,998) Including $15,739 of Securities Loaned (e)		361,590
Liabilities in Excess of Other Assets (–4.4%)		(15,076)
Net Assets (100.0%)		$346,514

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Portfolio's prospectus and/or statement of additional information relating to geographic classifications.

(a)  All or a portion of this security was on loan at December 31, 2016.

(b)  Security trades on the Hong Kong exchange.

(c)  Non-income producing security.

(d)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(e)  At December 31, 2016, the aggregate cost for federal income tax purposes is approximately $317,225,000. The aggregate gross unrealized appreciation is approximately $53,160,000 and the aggregate gross unrealized depreciation is approximately $8,795,000, resulting in net unrealized appreciation of approximately $44,365,000.

REIT  Real Estate Investment Trust.

Portfolio Composition*

Classification	Percentage of Total Investments
Oil & Gas Storage & Transportation	33.0%
PPA Contracted Renewables	13.2
Toll Roads	11.4
Communications	10.4
Electricity Transmission & Distribution	9.0
Diversified	6.1
Short-Term Investments	5.9
Water	5.6
Other**	5.4
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2016.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Global Infrastructure Portfolio

Statement of Assets and Liabilities	December 31, 2016 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $280,041)	$331,633
Investment in Securities of Affiliated Issuer, at Value (Cost $29,957)	29,957
Total Investments in Securities, at Value (Cost $309,998)	361,590
Foreign Currency, at Value (Cost $670)	674
Cash	19
Receivable for Portfolio Shares Sold	1,281
Dividends Receivable	1,146
Receivable for Investments Sold	765
Tax Reclaim Receivable	46
Receivable from Affiliate	4
Other Assets	54
Total Assets	365,579
Liabilities:
Collateral on Securities Loaned, at Value	11,535
Payable for Investments Purchased	5,205
Payable for Portfolio Shares Redeemed	1,411
Payable for Advisory Fees	600
Payable for Shareholder Services Fees — Class A	58
Payable for Distribution and Shareholder Services Fees — Class L	3
Payable for Distribution and Shareholder Services Fees — Class C	1
Payable for Sub Transfer Agency Fees — Class I	—	@
Payable for Sub Transfer Agency Fees — Class A	53
Payable for Sub Transfer Agency Fees — Class L	2
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Directors' Fees and Expenses	55
Payable for Professional Fees	41
Payable for Custodian Fees	24
Payable for Administration Fees	23
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	18
Payable for Transfer Agency Fees — Class L	1
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class IS	1
Other Liabilities	33
Total Liabilities	19,065
Net Assets	$346,514
Net Assets Consist Of:
Paid-in-Capital	$299,060
Accumulated Undistributed Net Investment Income	483
Accumulated Net Realized Loss	(4,616)
Unrealized Appreciation (Depreciation) on:
Investments	51,592
Foreign Currency Translations	(5)
Net Assets	$346,514

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Global Infrastructure Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2016 (000)
CLASS I:
Net Assets	$58,794
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	4,192,969
Net Asset Value, Offering and Redemption Price Per Share	$14.02
CLASS A:
Net Assets	$275,481
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	19,693,644
Net Asset Value, Redemption Price Per Share	$13.99
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.78
Maximum Offering Price Per Share	$14.77
CLASS L:
Net Assets	$5,534
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	396,955
Net Asset Value, Offering and Redemption Price Per Share	$13.94
CLASS C:
Net Assets	$784
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	56,762
Net Asset Value, Offering and Redemption Price Per Share	$13.81
CLASS IS:
Net Assets	$5,921
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	422,475
Net Asset Value, Offering and Redemption Price Per Share	$14.02
(1) Including: Securities on Loan, at Value:	$15,739

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Global Infrastructure Portfolio

Statement of Operations	Year Ended December 31, 2016 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $466 of Foreign Taxes Withheld)	$12,018
Income from Securities Loaned — Net	156
Dividends from Security of Affiliated Issuer (Note G)	34
Total Investment Income	12,208
Expenses:
Advisory Fees (Note B)	2,800
Shareholder Services Fees — Class A (Note D)	690
Distribution and Shareholder Services Fees — Class L (Note D)	43
Distribution and Shareholder Services Fees — Class C (Note D)	4
Administration Fees (Note C)	264
Sub Transfer Agency Fees — Class I	5
Sub Transfer Agency Fees — Class A	211
Sub Transfer Agency Fees — Class L	7
Sub Transfer Agency Fees — Class C	— @
Professional Fees	82
Transfer Agency Fees — Class I (Note E)	3
Transfer Agency Fees — Class A (Note E)	69
Transfer Agency Fees — Class L (Note E)	3
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	2
Registration Fees	72
Custodian Fees (Note F)	57
Shareholder Reporting Fees	46
Directors' Fees and Expenses	6
Pricing Fees	6
Other Expenses	22
Total Expenses	4,394
Waiver of Advisory Fees (Note B)	(478)
Reimbursement of Class Specific Expenses — Class A (Note B)	(224)
Reimbursement of Class Specific Expenses — Class L (Note B)	(5)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(24)
Reimbursement of Custodian Fees (Note F)	(110)
Net Expenses	3,549
Net Investment Income	8,659
Realized Gain:
Investments Sold	8,540
Foreign Currency Transactions	108
Net Realized Gain	8,648
Change in Unrealized Appreciation (Depreciation):
Investments	29,557
Foreign Currency Translations	13
Net Change in Unrealized Appreciation (Depreciation)	29,570
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	38,218
Net Increase in Net Assets Resulting from Operations	$46,877

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Global Infrastructure Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2016 (000)	Year Ended December 31, 2015 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$8,659	$8,128
Net Realized Gain (Loss)	8,648	(1,595)
Net Change in Unrealized Appreciation (Depreciation)	29,570	(64,033)
Net Increase (Decrease) in Net Assets Resulting from Operations	46,877	(57,500)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(1,321)	(1,297)
Net Realized Gain	(551)	(1,192)
Paid-in-Capital	—	(18)
Class A:
Net Investment Income	(6,424)	(6,564)
Net Realized Gain	(2,972)	(6,710)
Paid-in-Capital	—	(101)
Class L:
Net Investment Income	(96)	(110)
Net Realized Gain	(60)	(145)
Paid-in-Capital	—	(2)
Class C:
Net Investment Income	(15)	(16)
Net Realized Gain	(8)	(16)
Paid-in-Capital	—	(— @)
Class IS:
Net Investment Income	(144)	(49)
Net Realized Gain	(60)	(39)
Paid-in-Capital	—	(1)
Total Distributions	(11,651)	(16,260)
Capital Share Transactions:(1)
Class I:
Subscribed	25,459	24,423
Issued due to a Tax-free Reorganization	—	4,898
Distributions Reinvested	1,850	1,825
Redeemed	(21,028)	(13,168)
Class A:
Subscribed	14,084	4,487
Issued due to a Tax-free Reorganization	—	340,098
Distributions Reinvested	9,192	13,073
Redeemed	(41,210)	(53,249)
Class L:
Subscribed	28	234
Issued due to a Tax-free Reorganization	—	6,284
Distributions Reinvested	151	243
Redeemed	(802)	(1,039)
Class C:
Subscribed	493	844 *
Distributions Reinvested	23	31 *
Redeemed	(261)	(220)*
Class IS:
Subscribed	4,333	2,328
Distributions Reinvested	203	89
Redeemed	(1,019)	(47)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(8,504)	331,134
Total Increase in Net Assets	26,722	257,374
Net Assets:
Beginning of Period	319,792	62,418
End of Period (Including Accumulated Undistributed Net Investment Income and Distributions in Excess of Net Investment Income of $483 and $(190), respectively)	$346,514	$319,792
The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Global Infrastructure Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2016 (000)	Year Ended December 31, 2015 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	1,792	1,627
Shares Issued due to a Tax-free Reorganization	—	316
Shares Issued on Distributions Reinvested	132	144
Shares Redeemed	(1,534)	(911)
Net Increase in Class I Shares Outstanding	390	1,176
Class A:
Shares Subscribed	993	293
Shares Issued due to a Tax-free Reorganization	—	22,027
Shares Issued on Distributions Reinvested	659	1,031
Shares Redeemed	(2,953)	(3,710)
Net Increase (Decrease) in Class A Shares Outstanding	(1,301)	19,641
Class L:
Shares Subscribed	2	15
Shares Issued due to a Tax-free Reorganization	—	409
Shares Issued on Distributions Reinvested	11	19
Shares Redeemed	(58)	(74)
Net Increase (Decrease) in Class L Shares Outstanding	(45)	369
Class C:
Shares Subscribed	35	57 *
Shares Issued on Distributions Reinvested	2	2 *
Shares Redeemed	(22)	(18)*
Net Increase in Class C Shares Outstanding	15	41
Class IS:
Shares Subscribed	307	168
Shares Issued on Distributions Reinvested	15	7
Shares Redeemed	(72)	(3)
Net Increase in Class IS Shares Outstanding	250	172

@  Amount is less than $500.

*  For the period April 30, 2015 through December 31, 2015.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

Global Infrastructure Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$12.59		$15.41		$14.26		$12.91		$11.50
Income (Loss) from Investment Operations:
Net Investment Income (2)	0.40		0.40		0.28		0.26		0.27
Net Realized and Unrealized Gain (Loss)	1.55		(2.54)		1.87		2.00		1.82
Total from Investment Operations	1.95		(2.14)		2.15		2.26		2.09
Distributions from and/or in Excess of:
Net Investment Income	(0.37)		(0.35)		(0.22)		(0.25)		(0.26)
Net Realized Gain	(0.15)		(0.32)		(0.78)		(0.66)		(0.42)
Paid-in-Capital	—		(0.01)		—		—		—
Total Distributions	(0.52)		(0.68)		(1.00)		(0.91)		(0.68)
Net Asset Value, End of Period	$14.02		$12.59		$15.41		$14.26		$12.91
Total Return (3)	15.55%		(13.90)%		15.38%		17.91%		18.21%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$58,794		$47,878		$40,477		$26,428		$15,707
Ratio of Expenses to Average Net Assets (7)	0.85	%(4)	0.88	%(4)(5)	1.08	%(4)	1.12	%(4)	1.15	%(4)
Ratio of Net Investment Income to Average Net Assets (7)	2.85	%(4)	2.70	%(4)	1.82	%(4)	1.87	%(4)	2.18	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.00	%(6)	0.00	%(6)	0.01%		0.00	%(6)
Portfolio Turnover Rate	48%		48%		40%		30%		33%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.04%		1.10%		1.42%		2.04%		2.39%
Net Investment Income to Average Net Assets	2.66%		2.48%		1.48%		0.95%		0.94%

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective March 30, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.87% for Class I shares. Prior to March 30, 2015, the maximum ratio was 1.15% for Class I share.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

Global Infrastructure Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$12.56		$15.38		$14.25		$12.90		$11.50
Income (Loss) from Investment Operations:
Net Investment Income (2)	0.36		0.39		0.24		0.26		0.24
Net Realized and Unrealized Gain (Loss)	1.55		(2.56)		1.86		1.97		1.80
Total from Investment Operations	1.91		(2.17)		2.10		2.23		2.04
Distributions from and/or in Excess of:
Net Investment Income	(0.33)		(0.32)		(0.19)		(0.22)		(0.22)
Net Realized Gain	(0.15)		(0.32)		(0.78)		(0.66)		(0.42)
Paid-in-Capital	—		(0.01)		—		—		—
Total Distributions	(0.48)		(0.65)		(0.97)		(0.88)		(0.64)
Net Asset Value, End of Period	$13.99		$12.56		$15.38		$14.25		$12.90
Total Return (3)	15.29%		(14.08)%		14.94%		17.69%		17.85%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$275,481		$263,702		$20,815		$3,706		$129
Ratio of Expenses to Average Net Assets (8)	1.10	%(4)	1.12	%(4)(6)	1.42	%(4)	1.37	%(4)(5)	1.40	%(4)
Ratio of Net Investment Income to Average Net Assets (8)	2.60	%(4)	2.67	%(4)	1.53	%(4)	1.81	%(4)	1.93	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.00	%(7)	0.00	%(7)	0.01%		0.00	%(7)
Portfolio Turnover Rate	48%		48%		40%		30%		33%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.37%		1.35%		1.76%		2.43%		2.64%
Net Investment Income to Average Net Assets	2.33%		2.44%		1.19%		0.75%		0.69%

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.50% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.40% for Class A shares.

(6)  Effective March 30, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.11% for Class A shares. Prior to March 30, 2015, the maximum ratio was 1.50% for Class A share.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

Global Infrastructure Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$12.52		$15.34		$14.22		$12.90		$11.50
Income (Loss) from Investment Operations:
Net Investment Income (2)	0.28		0.30		0.14		0.16		0.18
Net Realized and Unrealized Gain (Loss)	1.54		(2.55)		1.87		1.98		1.80
Total from Investment Operations	1.82		(2.25)		2.01		2.14		1.98
Distributions from and/or in Excess of:
Net Investment Income	(0.25)		(0.24)		(0.11)		(0.16)		(0.16)
Net Realized Gain	(0.15)		(0.32)		(0.78)		(0.66)		(0.42)
Paid-in-Capital	—		(0.01)		—		—		—
Total Distributions	(0.40)		(0.57)		(0.89)		(0.82)		(0.58)
Net Asset Value, End of Period	$13.94		$12.52		$15.34		$14.22		$12.90
Total Return (3)	14.57%		(14.64)%		14.35%		16.98%		17.31%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$5,534		$5,529		$1,115		$573		$129
Ratio of Expenses to Average Net Assets (8)	1.67	%(4)	1.69	%(4)(6)	2.00	%(4)	1.93	%(4)(5)	1.90	%(4)
Ratio of Net Investment Income to Average Net Assets (8)	2.03	%(4)	2.06	%(4)	0.91	%(4)	1.16	%(4)	1.43	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	48%		48%		40%		30%		33%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.95%		1.95%		2.41%		2.86%		3.14%
Net Investment Income to Average Net Assets	1.75%		1.80%		0.50%		0.23%		0.19%

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.00% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.90% for Class L shares.

(6)  Effective March 30, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.68% for Class L shares. Prior to March 30, 2015, the maximum ratio was 2.00% for Class L share.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

Global Infrastructure Portfolio

	Class C
Selected Per Share Data and Ratios	Year Ended December 31, 2016(1)		Period from April 30, 2015(2) to December 31, 2015
Net Asset Value, Beginning of Period	$12.47		$15.87
Income (Loss) from Investment Operations:
Net Investment Income (3)	0.26		0.17
Net Realized and Unrealized Gain (Loss)	1.52		(2.97)
Total from Investment Operations	1.78		(2.80)
Distributions from and/or in Excess of:
Net Investment Income	(0.29)		(0.27)
Net Realized Gain	(0.15)		(0.32)
Paid-in-Capital	—		(0.01)
Total Distributions	(0.44)		(0.60)
Net Asset Value, End of Period	$13.81		$12.47
Total Return (4)	14.35%		(17.62	)%(7)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$784		$516
Ratio of Expenses to Average Net Assets (9)	1.96	%(5)	1.97	%(5)(8)
Ratio of Net Investment Income to Average Net Assets (9)	1.90	%(5)	1.81	%(5)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.00	%(6)(8)
Portfolio Turnover Rate	48%		48%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	2.69%		2.34	%(8)
Net Investment Income to Average Net Assets	1.17%		1.44	%(8)

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Amount is less than 0.005%.

(7)  Not Annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

Global Infrastructure Portfolio

	Class IS
	Year Ended December 31,						Period from September 13, 2013(2) to
Selected Per Share Data and Ratios	2016(1)		2015		2014		December 31, 2013
Net Asset Value, Beginning of Period	$12.58		$15.41		$14.26		$13.73
Income (Loss) from Investment Operations:
Net Investment Income (3)	0.43		0.53		0.28		0.09
Net Realized and Unrealized Gain (Loss)	1.53		(2.68)		1.87		1.20
Total from Investment Operations	1.96		(2.15)		2.15		1.29
Distributions from and/or in Excess of:
Net Investment Income	(0.37)		(0.35)		(0.22)		(0.25)
Net Realized Gain	(0.15)		(0.32)		(0.78)		(0.51)
Paid-in-Capital	—		(0.01)		—		—
Total Distributions	(0.52)		(0.68)		(1.00)		(0.76)
Net Asset Value, End of Period	$14.02		$12.58		$15.41		$14.26
Total Return (4)	15.66%		(13.96)%		15.38%		9.60	%(9)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$5,921		$2,167		$11		$10
Ratio of Expenses to Average Net Assets (11)	0.83	%(5)	0.84	%(5)(7)	1.08	%(5)	1.07	%(5)(6)(10)
Ratio of Net Investment Income to Average Net Assets (11)	3.02	%(5)	3.91	%(5)	1.79	%(5)	2.13	%(5)(10)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.00	%(8)	0.00	%(8)	0.01	%(10)
Portfolio Turnover Rate	48%		48%		40%		30%
(11) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.08%		1.41%		18.56%		7.27	%(10)
Net Investment Income (Loss) to Average Net Assets	2.77%		3.33%		(15.69)%		(4.07	)%(10)

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.08% for Class IS shares.

(7)  Effective March 30, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.84% for Class IS shares. Prior to March 30, 2015, the maximum ratio was 1.08% for Class IS share.

(8)  Amount is less than 0.005%.

(9)  Not Annualized.

(10)  Annualized.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-nine separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio," collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Infrastructure Portfolio. The Portfolio seeks to provide both capital appreciation and income.

The Portfolio offers five classes of shares — Class I, Class A, Class L, Class C and Class IS. On April 30, 2015, the Portfolio suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

On March 30, 2015, the Portfolio acquired the net assets of Morgan Stanley Global Infrastructure Fund ("Global Infrastructure Fund"), an open-end investment company, based on the respective valuations as of the close of business on March 27, 2015, pursuant to a Plan of Reorganization approved by the shareholders of Global Infrastructure Fund on February 27, 2015 ("Reorganization"). The purpose of the transaction was to combine two portfolios managed by the Adviser with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 316,431 Class I shares of the Portfolio at a net asset value of $15.48 for 679,771 Class I shares of Global Infrastructure Fund; 22,027,075 Class A shares of the Portfolio at a net asset value of $15.44 for 12,300,653 Class A shares, 152,892 Class B shares and 33,435,791 Class Q shares of Global Infrastructure Fund; 408,846 Class L shares of the Portfolio at a net asset value of $15.37 for 848,685 Class L shares of Global Infrastructure Fund; The net assets of Global Infrastructure Fund before the Reorganization were approximately $351,280,000, including unrealized appreciation of approximately $79,957,000 at March 27, 2015. The investment portfolio of Global Infrastructure Fund, with a fair value of approximately $350,947,000 and identified cost of approximately $270,989,000 on March 27, 2015, was the principal asset acquired by the Portfolio. For financial reporting purposes, assets received and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received from Global Infrastructure Fund was carried forward to align ongoing reporting of the Portfolio's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the Reorganization, the net assets of the Portfolio were approximately $67,309,000. Immediately after the Reorganization, the net assets of the Portfolio were approximately $418,700,000.

Upon closing of the Reorganization, shareholders of Global Infrastructure Fund received shares of the Portfolio as follows:

Global Infrastructure Fund	MSIF Global Infrastructure Portfolio
Class I	Class I
Class A	Class A
Class B	Class A
Class Q	Class A
Class L	Class L

Assuming the acquisition had been completed on January 1, 2015, the beginning of the annual reporting period of the Portfolio, the Portfolio's pro forma results of operations for the period ended December 31, 2015, are as follows:

Net investment income(1)	$11,286,000
Net realized gain and unrealized gain/loss(2)	$(52,825,000)
Net increase (decrease) in net assets resulting from operations	$41,539,000

(1) Approximately $8,128,000 as reported, plus approximately $2,099,000 Global Infrastructure Fund prior to the Reorganization, plus approximately $1,059,000 of estimated pro-forma eliminated expenses.

(2) Approximately $(65,628,000) as reported, plus approximately $12,803,000 Global Infrastructure Fund prior to the Reorganization.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Global Infrastructure Fund that have been included in the Portfolio's Statement of Operations since March 30, 2015.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges; (2) all other equity portfolio securities for

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Fund's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (together, the "Sub-Advisers"), each a whole owned subsidiary of Morgan Stanley, determine that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions,

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2016.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Airports	$11,896	$—	$—	$11,896
Communications	36,421	—	—	36,421
Diversified	21,316	—	—	21,316
Electricity Transmission &
Distribution	31,589	—	—	31,589
Oil & Gas Storage & Transportation	115,586	—	—	115,586
PPA Contracted Renewables	46,240	—	—	46,240
Railroads	6,812	—	—	6,812
Toll Roads	39,714	—	—	39,714
Water	19,723	—	—	19,723
Total Common Stocks	329,297	—	—	329,297
Short-Term Investments
Investment Companies	29,957	—	—	29,957
Repurchase Agreements	—	2,336	—	2,336
Total Short-Term Investments	29,957	2,336	—	32,293
Total Assets	$359,254	$2,336	$—	$361,590

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2016, securities with a total value of

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

approximately $112,712,000 transferred from Level 2 to Level 1. Securities that were valued using other significant observable inputs at December 31, 2015 were valued using unadjusted quoted prices at December 31, 2016. At December 31, 2015, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

3.  Repurchase Agreements: The Portfolio may enter into repurchase agreements under which the Portfolio lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Portfolio takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Portfolio, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

5.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2016.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$15,739	(a)	$—	$(15,739	)(b)(c)	$0

(a) Represents market value of loaned securities at period end.

(b) The Portfolio received cash collateral of approximately $11,535,000, of which approximately $11,516,000 was subsequently invested in a Repurchase Agreement and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of December 31, 2016, there was uninvested cash of approximately $19,000, which is not reflected in the Portfolio of Investments. In addition, the Portfolio received non-cash collateral of approximately $5,092,000 in the form of U.S. Government obligations, which the Portfolio cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(c) The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB Accounting Standards Update No. 2014-11 ("ASU No. 2014-11"), "Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2016.

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$11,535	$—	$—	$—	$11,535
Total Borrowings	$11,535	$—	$—	$—	$11,535
Gross amount of recognized liabilities for securities lending transactions					$11,535

6.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Portfolio owns shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.85% of the average daily net assets of the Portfolio.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.87% for Class I shares, 1.11% for Class A shares, 1.68% for Class L shares, 1.97% for Class C shares and 0.84% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Portfolio's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2016, approximately $478,000 of advisory fees were waived and approximately $233,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Advisers, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Portfolio with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and Sub-Advisers and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

In December 2015, the Fund's Custodian announced that it had identified inconsistencies in the way in which clients were invoiced for out-of-pocket expenses from 1998 until November 2015. The dollar amount difference between what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The Custodian reimbursed the Portfolio directly, which was recognized as a change in accounting estimate and was reflected as "Reimbursement of Custodian Fees" in the Statement of Operations. Pursuant to the expense limitations described in Note B, the Portfolio has experienced waiver of advisory fees and expenses reimbursed by the Adviser during the current period. Accordingly, the reimbursement of out-of-pocket custodian expenses in the current period resulted in the reduction in the current period waiver of advisory fees.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2016, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $152,291,000 and $170,932,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2016.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2016, advisory fees paid were reduced by approximately $24,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2016 is as follows:

Value December 31, 2015 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2016 (000)
$28,162	$133,895	$132,100	$34	$29,957

During the year ended December 31, 2016, the Portfolio incurred approximately $9,000 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser/Administrator, Sub-Advisers and Distributor, for portfolio transactions executed on behalf of the Portfolio.

The Portfolio is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2016, the Portfolio did not engage in any cross-trade transactions.

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Portfolio.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2016, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2016 and 2015 was as follows:

2016 Distributions Paid From:		2015 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)	Paid-in- Capital (000)
$8,000	$3,651	$7,533	$8,605	$122

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and capital gain distributions from real estate investment trusts, resulted in the following reclassifications among the components of net assets at December 31, 2016:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$14	$712	$(726)

At December 31, 2016, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$552	$2,613

I. Credit Facility: As of April 4, 2016, the Fund and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "facility") with State Street. This facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or one month libor rate plus a spread. The facility also has a commitment fee of 0.25% per annum based on the unused portion of the facility. During the year ended December 31, 2016, the Portfolio did not have any borrowings under the facility.

J. Other: At December 31, 2016, the Portfolio had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 56.2%.

K. Accounting Pronouncements: In December 2016, FASB issued Accounting Standards update 2016-19 — Technical Corrections and Improvements ("ASU 2016-19"), which is effective for interim periods for all entities beginning after December 15, 2016. ASU 2016-19 includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. That amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. Although still evaluating the potential impacts of ASU 2016-19 to the Portfolio, management expects that the impact of the

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

Portfolio's adoption will be limited to additional financial statement disclosures.

In October 2016, the Securities and Exchange Commission ("SEC") issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the Portfolio's net assets or results of operations. Although still evaluating the potential impacts of the Investment Company Reporting Modernization to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Global Infrastructure Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Global Infrastructure Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Infrastructure Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 28, 2017

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2016. For corporate shareholders 30.53% of the dividends qualified for the dividends received deduction.

The Portfolio designated and paid approximately $3,651,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2016. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of approximately $6,914,000 as taxable at this lower rate.

The Portfolio intends to pass through foreign tax credits of approximately $157,000 and has derived net income from sources within foreign countries amounting to approximately $7,810,000.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to nonaffiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Overseen by Independent Director**	Portfolios in Fund Complex Other Directorships Held by Independent Director***
Frank L. Bowman (72) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				90

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (63) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	91	Director of various non-profit organizations.
Nancy C. Everett (61) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	91

Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Overseen by Independent Director**	Portfolios in Fund Complex Other Directorships Held by Independent Director***
Jakki L. Haussler (59) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	91

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (67) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	91	Director of NVR, Inc. (home construction).
Joseph J. Kearns (74) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	93	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Overseen by Independent Director**	Portfolios in Fund Complex Other Directorships Held by Independent Director***
Michael F. Klein (58) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				90	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (56) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Management Director, JPMorgan Asset Management (2013-2016); President, JPMorgan Funds (2010-2013), Chief Administrative Officer, JPMorgan Funds (2004-2010), Treasurer, JPMorgan Funds (2003-2004, 2008-2010), and Vice President and Board Liaison, JPMorgan Funds (2001-2004); Managing Director, J.P. Morgan Investment Management Inc. (2001-2013); Vice President of Finance, Pierpont Group (1996-2001); Vice President, Bank of New York (1995-1996); Senior Audit Manager, Price Waterhouse, LLP (1982-1995).	91	None.
Michael E. Nugent (80) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	92	None.
W. Allen Reed (69) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	91	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (84) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	92	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2016) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (53) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (51) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (49) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Advisers

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, 100 F Street, NE, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Portfolio of Morgan Stanley Institutional Fund, Inc., which describes in detail the Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

36

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2017 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFISGIANN
1696400 EXP. 02.28.18

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Global Insight Portfolio

Annual Report

December 31, 2016

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	13
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	25
Federal Tax Notice	26
Privacy Notice	27
Director and Officer Information	30

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Portfolio of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Portfolio, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Global Insight Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2017

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Expense Example (unaudited)

Global Insight Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/16	Actual Ending Account Value 12/31/16	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Insight Portfolio Class I	$1,000.00	$1,193.90	$1,018.40	$7.39	$6.80	1.34	%***
Global Insight Portfolio Class A	1,000.00	1,191.90	1,016.64	9.31	8.57	1.69	***
Global Insight Portfolio Class L	1,000.00	1,189.60	1,014.13	12.05	11.09	2.19	***
Global Insight Portfolio Class C	1,000.00	1,188.40	1,012.87	13.42	12.35	2.44	***

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

***  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Investment Overview (unaudited)

Global Insight Portfolio

The Portfolio seeks long-term capital appreciation.

Performance

For the year ended December 31, 2016, the Portfolio's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 29.83%, net of fees. The Portfolio's Class I shares outperformed against the Portfolio's benchmark, the MSCI All Country World Index (the "Index"), which returned 7.86%. Please keep in mind that high double-digit returns are highly unusual and cannot be sustained.

Factors Affecting Performance

•  Global equities rose 7.86% for the 12-month period, as measured by the Index. The Index was led by strong performance from the U.S. and emerging markets, while Japan and Europe lagged. Early in the year, worries about weak global growth and disinflation drove share prices lower. However, sentiment brightened as commodity prices bottomed, China's economy stabilized, the U.S. economy strengthened and global central banks remained accommodative. In the second half of the year, equity markets largely shrugged off the Brexit referendum's surprise outcome and the U.S., in particular, rallied strongly following the unexpected election of Donald Trump on anticipation of pro-growth, reflationary policy from the new administration.

•  The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers. In this reporting period, stock selection drove most of the Portfolio's relative outperformance. Sector allocation also contributed positively, to a lesser extent.

•  The industrials sector was, by far, the largest contributor to relative performance, due to both stock selection and a significant overweight in the sector. In fact, six of the top 10 contributing holdings for the Portfolio overall came from the industrials sector. Moreover, five of these six industrials stocks were not represented in the Index.

•  Stock selection in the consumer discretionary sector delivered strong relative gains, although the Portfolio's overweight allocation in the sector was somewhat detrimental to performance.

•  The Portfolio's health care position outperformed, due to both favorable stock selection and a beneficial underweight allocation.

•  The main detractor from relative performance was the energy sector. The Portfolio's underweight allocation to energy diminished relative returns, despite the strong stock selection within the sector.

•  Stock selection in the consumer staples sector was modestly disadvantageous. However, the relative loss was more than offset by the benefit of the Portfolio's underweight allocation in the sector.

•  In the information technology sector, the Portfolio's underweight allocation diminished relative performance, but the positive contribution from stock selection exceeded the sector allocation's negative impact.

Management Strategies

•  There were no changes to our bottom-up investment process during the period. We seek to invest primarily in established and cyclical franchise companies that we believe have strong name recognition, sustainable competitive advantages, and ample growth prospects, and are trading at an attractive discount to future cash flow generation capacity or asset value. We typically favor companies with the ability to generate attractive free cash flow yields. We utilize a bottom-up stock selection process, seeking attractive investments on an individual company basis. Our emphasis is on secular growth, and as a result short-term market events are not as meaningful in the stock selection process.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Investment Overview (unaudited) (cont'd)

Global Insight Portfolio

*  Minimum Investment for Class I shares

**  Commenced Operations on December 28, 2011.

In accordance with SEC regulations the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L and C shares will vary from the performance of Class I shares based upon their different inception dates and will be impacted by additional fees assessed to those classes.

Performance Compared to the MSCI All Country World Index(1) and the Lipper Global Small/Mid-Cap Funds Index(2)

	Period Ended December 31, 2016 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio — Class I Shares w/o sales charges(4)	29.83%	15.05%	—	15.19%
Portfolio — Class A Shares w/o sales charges(4)	29.34	14.70	—	14.84
Portfolio — Class A Shares with maximum 5.25% sales charges(4)	22.54	13.47	—	13.62
Portfolio — Class L Shares w/o sales charges(4)	28.70	14.10	—	14.24
Portfolio — Class C Shares w/o sales charges(5)	28.49	—	—	8.60
Portfolio — Class C Shares with maximum 1.00% deferred sales charges(5)	27.49	—	—	8.60
MSCI All Country World Index	7.86	9.36	—	9.60
Lipper Global Small/Mid-Cap Funds Index	8.93	9.52	—	9.76

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)  The MSCI All Country World Index (ACWI) is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Global Small/Mid-Cap Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Small/Mid-Cap Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Global Small/Mid-Cap Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on December 28, 2011.

(5)  Commenced offering on April 30, 2015.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Portfolio, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Portfolio of Investments

Global Insight Portfolio

	Shares	Value (000)
Common Stocks (95.8%)
Australia (0.8%)
Kathmandu Holdings Ltd.	48,532	$66
Brazil (3.9%)
GAEC Educacao SA	27,353	114
JHSF Participacoes SA (a)	82,266	36
Porto Seguro SA	21,039	174
		324
Canada (0.9%)
Dominion Diamond Corp.	8,308	80
China (0.3%)
Jumei International Holding Ltd. ADR (a)	5,231	26
France (19.0%)
Christian Dior SE	4,977	1,044
Criteo SA ADR (a)	3,962	163
Edenred	11,814	234
Eurazeo SA	2,571	150
		1,591
Germany (3.3%)
ThyssenKrupp AG	9,848	235
windeln.de SE (a)(b)(c)	1,673	5
Zalando SE (a)(b)	913	35
		275
Hong Kong (0.8%)
L'Occitane International SA	34,500	65
Italy (1.6%)
Brunello Cucinelli SpA	3,169	68
Tamburi Investment Partners SpA	16,675	63
		131
Netherlands (3.6%)
Koninklijke Philips N.V.	9,867	301
Spain (2.6%)
Baron de Ley (a)	438	55
Mapfre SA	53,368	163
		218
Switzerland (1.8%)
Nestle SA (Registered)	2,139	154
United Kingdom (14.5%)
BBA Aviation PLC	206,492	721
Clarkson PLC	4,318	116
Howden Joinery Group PLC	34,791	165
IP Group PLC (a)	14,056	31
Just Eat PLC (a)	8,553	61
Whitbread PLC	2,690	125
		1,219
	Shares	Value (000)
United States (42.7%)
Ashland Global Holdings, Inc.	2,223	$243
BWX Technologies, Inc.	7,178	285
Castlight Health, Inc., Class B (a)	3,004	15
Cosan Ltd., Class A	17,717	133
eBay, Inc. (a)	8,150	242
Harley-Davidson, Inc.	6,335	370
Intuitive Surgical, Inc. (a)	426	270
Joy Global, Inc.	2,580	72
Manitowoc Foodservice, Inc. (a)	20,976	406
Mosaic Co. (The)	2,888	85
RenaissanceRe Holdings Ltd.	2,792	380
Terex Corp.	10,474	330
Time Warner, Inc.	4,030	389
United Technologies Corp.	3,267	358
		3,578
Total Common Stocks (Cost $7,357)		8,028
Participation Note (0.0%)
Italy (0.0%)
Tamburi Investment Partners SpA, Equity Linked Notes, expires 6/30/20 (a) (Cost $1)	2,095	1
Short-Term Investment (3.4%)
Investment Company (3.4%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $286)	286,266	286
Total Investments (99.2%) (Cost $7,644) Including $5 of Securities Loaned (d)		8,315
Other Assets in Excess of Liabilities (0.8%)		69
Net Assets (100.0%)		$8,384

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Portfolio's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  All or a portion of this security was on loan at December 31, 2016.

(d)  At December 31, 2016, the aggregate cost for federal income tax purposes is approximately $7,735,000. The aggregate gross unrealized appreciation is approximately $650,000 and the aggregate gross unrealized depreciation is approximately $70,000, resulting in net unrealized appreciation of approximately $580,000.

ADR  American Depositary Receipt.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Portfolio of Investments (cont'd)

Global Insight Portfolio

Portfolio Composition

Classification	Percentage of Total Investments
Other**	46.3%
Textiles, Apparel & Luxury Goods	13.4
Machinery	9.7
Transportation Infrastructure	8.7
Insurance	8.6
Aerospace & Defense	7.7
Internet Software & Services	5.6
Total Investments	100.0%

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Global Insight Portfolio

Statement of Assets and Liabilities	December 31, 2016 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $7,358)	$8,029
Investment in Security of Affiliated Issuer, at Value (Cost $286)	286
Total Investments in Securities, at Value (Cost $7,644)	8,315
Foreign Currency, at Value (Cost —@)	—	@
Receivable for Portfolio Shares Sold	79
Due from Adviser	13
Dividends Receivable	2
Tax Reclaim Receivable	2
Receivable from Affiliate	—	@
Other Assets	33
Total Assets	8,444
Liabilities:
Payable for Professional Fees	43
Payable for Custodian Fees	7
Payable for Transfer Agency Fees — Class I	—	@
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	—	@
Bank Overdraft	1
Payable for Administration Fees	1
Payable for Shareholder Services Fees- Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Payable for Sub Transfer Agency Fees — Class A	—	@
Payable for Sub Transfer Agency Fees — Class L	—	@
Other Liabilities	7
Total Liabilities	60
Net Assets	$8,384
Net Assets Consist Of:
Paid-in-Capital	$7,763
Distributions in Excess of Net Investment Income	(13)
Distributions in Excess of Net Realized Gain	(37)
Unrealized Appreciation (Depreciation) on:
Investments	671
Foreign Currency Translations	(—	@)
Net Assets	$8,384

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Global Insight Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2016 (000)
CLASS I:
Net Assets	$7,676
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	595,654
Net Asset Value, Offering and Redemption Price Per Share	$12.89
CLASS A:
Net Assets	$535
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	41,410
Net Asset Value, Redemption Price Per Share	$12.91
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.72
Maximum Offering Price Per Share	$13.63
CLASS L:
Net Assets	$72
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	5,671
Net Asset Value, Offering and Redemption Price Per Share	$12.73
CLASS C:
Net Assets	$101
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	8,006
Net Asset Value, Offering and Redemption Price Per Share	$12.67
(1) Including: Securities on Loan, at Value:	$5

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Global Insight Portfolio

Statement of Operations	Year Ended December 31, 2016 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $5 of Foreign Taxes Withheld)	$57
Dividends from Security of Affiliated Issuer (Note G)	—	@
Income from Securities Loaned — Net	—	@
Total Investment Income	57
Expenses:
Professional Fees	103
Registration Fees	54
Advisory Fees (Note B)	31
Shareholder Reporting Fees	10
Custodian Fees (Note F)	9
Transfer Agency Fees — Class I (Note E)	2
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Pricing Fees	6
Shareholder Services Fees — Class A (Note D)	1
Distribution and Shareholder Services Fees — Class L (Note D)	—	@
Distribution and Shareholder Services Fees — Class C (Note D)	1
Administration Fees (Note C)	2
Directors' Fees and Expenses	2
Sub Transfer Agency Fees — Class I	—	@
Sub Transfer Agency Fees — Class A	—	@
Sub Transfer Agency Fees — Class L	—	@
Sub Transfer Agency Fees — Class C	—	@
Other Expenses	15
Total Expenses	242
Expenses Reimbursed by Adviser (Note B)	(131)
Waiver of Advisory Fees (Note B)	(31)
Reimbursement of Class Specific Expenses — Class I (Note B)	(2)
Reimbursement of Class Specific Expenses — Class A (Note B)	(2)
Reimbursement of Class Specific Expenses — Class L (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(—	@)
Reimbursement of Custodian Fees (Note F)	(29)
Net Expenses	43
Net Investment Income	14
Realized Gain:
Investments Sold	84
Foreign Currency Transactions	4
Net Realized Gain	88
Change in Unrealized Appreciation (Depreciation):
Investments	842
Foreign Currency Translations	(—	@)
Net Change in Unrealized Appreciation (Depreciation)	842
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	930
Net Increase in Net Assets Resulting from Operations	$944

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Global Insight Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2016 (000)	Year Ended December 31, 2015 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$14	$10
Net Realized Gain	88	93
Net Change in Unrealized Appreciation (Depreciation)	842	(219)
Net Increase (Decrease) in Net Assets Resulting from Operations	944	(116)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(17)	(27)
Net Realized Gain	(85)	(107)
Class A:
Net Investment Income	—	(4)
Net Realized Gain	(6)	(23)
Class L:
Net Investment Income	—	(— @)
Net Realized Gain	(1)	(2)
Class C:
Net Investment Income	—	(— @)
Net Realized Gain	(1)	(1)
Total Distributions	(110)	(164)
Capital Share Transactions:(1)
Class I:
Subscribed	5,646	170
Distributions Reinvested	102	131
Redeemed	(308)	(13)
Class A:
Subscribed	958	187
Distributions Reinvested	6	27
Redeemed	(901)	(24)
Class L:
Subscribed	23	63
Distributions Reinvested	1	1
Redeemed	(48)	—
Class C:
Subscribed	225	19 *
Distributions Reinvested	1	1 *
Redeemed	(152)	—
Net Increase in Net Assets Resulting from Capital Share Transactions	5,553	562
Total Increase in Net Assets	6,387	282
Net Assets:
Beginning of Period	1,997	1,715
End of Period (Including Distributions in Excess of Net Investment Income of $(13) and $(21))	$8,384	$1,997

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Global Insight Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2016 (000)	Year Ended December 31, 2015 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	457	14
Shares Issued on Distributions Reinvested	8	13
Shares Redeemed	(24)	(1)
Net Increase in Class I Shares Outstanding	441	26
Class A:
Shares Subscribed	85	15
Shares Issued on Distributions Reinvested	1	3
Shares Redeemed	(78)	(2)
Net Increase in Class A Shares Outstanding	8	16
Class L:
Shares Subscribed	2	6
Shares Issued on Distributions Reinvested	— @@	—	@@
Shares Redeemed	(5)	—
Net Increase (Decrease) in Class L Shares Outstanding	(3)	6
Class C:
Shares Subscribed	19	2	*
Shares Issued on Distributions Reinvested	— @@	—	@@*
Shares Redeemed	(13)	—
Net Increase in Class C Shares Outstanding	6	2

@  Amount is less than $500.

@@  Amount is less than 500 shares.

*  For the period April 30, 2015 through December 31, 2015.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

Global Insight Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$10.07		$11.55		$13.42		$11.99		$10.07
Income (Loss) from Investment Operations:
Net Investment Income (2)	0.06		0.07		0.20		0.30		0.31
Net Realized and Unrealized Gain (Loss)	2.94		(0.62)		(0.56)		3.32		2.53
Total from Investment Operations	3.00		(0.55)		(0.36)		3.62		2.84
Distributions from and/or in Excess of:
Net Investment Income	(0.03)		(0.18)		(0.11)		(0.45)		(0.49)
Net Realized Gain	(0.15)		(0.75)		(1.40)		(1.74)		(0.43)
Total Distributions	(0.18)		(0.93)		(1.51)		(2.19)		(0.92)
Net Asset Value, End of Period	$12.89		$10.07		$11.55		$13.42		$11.99
Total Return (3)	29.83%		(5.02)%		(2.65)%		30.89%		28.31%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$7,676		$1,560		$1,490		$1,397		$12
Ratio of Expenses to Average Net Assets (6)	1.34	%(4)	1.35	%(4)	1.35	%(4)	1.35	%(4)	1.35	%(4)
Ratio of Net Investment Income to Average Net Assets (6)	0.56	%(4)	0.58	%(4)	1.49	%(4)	2.17	%(4)	2.74	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Portfolio Turnover Rate	54%		62%		67%		59%		41%
(6) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	7.58%		10.84%		10.82%		14.22%		16.10%
Net Investment Loss to Average Net Assets	(5.68)%		(8.91)%		(7.98)%		(10.70)%		(12.01)%

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

Global Insight Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$10.10		$11.58		$13.45		$11.99		$10.07
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (2)	(0.01)		0.02		0.15		0.01		0.28
Net Realized and Unrealized Gain (Loss)	2.97		(0.61)		(0.55)		3.56		2.53
Total from Investment Operations	2.96		(0.59)		(0.40)		3.57		2.81
Distributions from and/or in Excess of:
Net Investment Income	—		(0.14)		(0.07)		(0.37)		(0.46)
Net Realized Gain	(0.15)		(0.75)		(1.40)		(1.74)		(0.43)
Total Distributions	(0.15)		(0.89)		(1.47)		(2.11)		(0.89)
Net Asset Value, End of Period	$12.91		$10.10		$11.58		$13.45		$11.99
Total Return (3)	29.34%		(5.32)%		(2.97)%		30.52%		28.04%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$535		$335		$199		$189		$1,151
Ratio of Expenses to Average Net Assets (7)	1.69	%(4)	1.70	%(4)	1.70	%(4)	1.60	%(4)(5)	1.60	%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets (7)	(0.05	)%(4)	0.17	%(4)	1.14	%(4)	0.07	%(4)	2.49	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.00	%(6)	0.00	%(6)	0.01%		0.00	%(6)
Portfolio Turnover Rate	54%		62%		67%		59%		41%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	8.39%		11.74%		12.14%		13.62%		16.35%
Net Investment Loss to Average Net Assets	(6.75)%		(9.87)%		(9.30)%		(11.95)%		(12.26)%

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.70% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.60% for Class A shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

Global Insight Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$10.01		$11.49		$13.39		$11.98		$10.07
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (2)	(0.05)		(0.03)		0.08		0.12		0.23
Net Realized and Unrealized Gain (Loss)	2.92		(0.61)		(0.54)		3.37		2.51
Total from Investment Operations	2.87		(0.64)		(0.46)		3.49		2.74
Distributions from and/or in Excess of:
Net Investment Income	—		(0.09)		(0.04)		(0.34)		(0.40)
Net Realized Gain	(0.15)		(0.75)		(1.40)		(1.74)		(0.43)
Total Distributions	(0.15)		(0.84)		(1.44)		(2.08)		(0.83)
Net Asset Value, End of Period	$12.73		$10.01		$11.49		$13.39		$11.98
Total Return (3)	28.70%		(5.87)%		(3.43)%		29.82%		27.36%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$72		$86		$26		$13		$12
Ratio of Expenses to Average Net Assets (7)	2.19	%(4)	2.20	%(4)	2.20	%(4)	2.13	%(4),(5)	2.10	%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets (7)	(0.43	)%(4)	(0.26	)%(4)	0.64	%(4)	0.93	%(4)	1.99	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	54%		62%		67%		59%		41%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	11.57%		17.24%		20.95%		17.73%		16.85%
Net Investment Loss to Average Net Assets	(9.81)%		(15.30)%		(18.11)%		(14.67)%		(12.76)%

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.20% for Class L shares. Prior to September 16, 2013, the maximum ratio was 2.10% for Class L shares.

(6)  Amount is less than 0.005%.
The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

Global Insight Portfolio

	Class C
Selected Per Share Data and Ratios	Year Ended December 31, 2016(1)		Period from April 30, 2015(2) to December 31, 2015
Net Asset Value, Beginning of Period	$9.99		$12.10
Income (Loss) from Investment Operations:
Net Investment Loss (3)	(0.11)		(0.07)
Net Realized and Unrealized Gain (Loss)	2.94		(1.19)
Total from Investment Operations	2.83		(1.26)
Distributions from and/or in Excess of:
Net Investment Income	—		(0.10)
Net Realized Gain	(0.15)		(0.75)
Total Distributions	(0.15)		(0.85)
Net Asset Value, End of Period	$12.67		$9.99
Total Return (4)	28.49%		(10.67	)%(7)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$101		$16
Ratio of Expenses to Average Net Assets (9)	2.44	%(5)	2.45	%(5)(8)
Ratio of Net Investment Loss to Average Net Assets (9)	(0.89	)%(5)	(0.94	)%(5)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.00	%(6)(8)
Portfolio Turnover Rate	54%		62%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	12.17%		23.24	%(8)
Net Investment Loss to Average Net Assets	(10.62)%		(21.73	)%(8)

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Amount is less than 0.005%.

(7)  Not Annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-nine separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Insight Portfolio. The Portfolio seeks long-term capital appreciation.

The Portfolio offers four classes of shares — Class I, Class A, Class L and Class C. On April 30, 2015, the Portfolio suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Fund's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2016.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$643	$—	$—	$643
Automobiles	370	—	—	370
Beverages	55	—	—	55
Capital Markets	94	—	—	94
Chemicals	328	—	—	328
Commercial Services & Supplies	234	—	—	234
Diversified Consumer Services	114	—	—	114
Diversified Financial Services	150	—	—	150
Food Products	154	—	—	154
Health Care Equipment & Supplies	270	—	—	270
Health Care Technology	15	—	—	15
Hotels, Restaurants & Leisure	125	—	—	125
Industrial Conglomerates	301	—	—	301
Insurance	717	—	—	717
Internet & Direct Marketing Retail	66	—	—	66
Internet Software & Services	466	—	—	466
Machinery	808	—	—	808
Marine	116	—	—	116
Media	389	—	—	389
Metals & Mining	315	—	—	315
Oil, Gas & Consumable Fuels	133	—	—	133
Real Estate Management & Development	36	—	—	36
Specialty Retail	131	—	—	131
Textiles, Apparel & Luxury Goods	1,112	—	—	1,112
Trading Companies & Distributors	165	—	—	165
Transportation Infrastructure	721	—	—	721
Total Common Stocks	8,028	—	—	8,028
Participation Notes	1	—	—	1
Short-Term Investment
Investment Company	286	—	—	286
Total Assets	$8,315	$—	$—	$8,315

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2016, securities with a total value of approximately $3,108,000 transferred from Level 2 to

Level 1. Securities that were valued using other significant observable inputs at December 31, 2015 were valued using unadjusted quoted prices at December 31, 2016. At December 31 2015, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2016.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$5	(a)	$—	$(5	)(b)	$0

(a) Represents market value of loaned securities at period end.

(b) The Portfolio received non-cash collateral of approximately $5,000 in the form of U.S. Government obligations, which the Portfolio cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

5.  Structured Investments: The Portfolio invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Portfolio will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Portfolio is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

have the effect of increasing the Portfolio's illiquidity to the extent that the Portfolio, at a particular time, may be unable to find qualified buyers for these securities.

6.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Over $1 billion
1.00%	0.95%

For the year ended December 31, 2016, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.00% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.35% for Class I shares, 1.70% for Class A shares, 2.20% for Class L shares and 2.45% for Class C shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Portfolio's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2016, approximately $31,000 of advisory fees were waived and approximately $139,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

In December 2015, the Fund's Custodian announced that it had identified inconsistencies in the way in which clients were invoiced for out-of-pocket expenses from 1998 until November 2015. The dollar amount difference between what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The Custodian reimbursed the Portfolio directly, which was recognized as a change in accounting estimate and was reflected as "Reimbursement of Custodian Fees" in the Statement of Operations. Pursuant to the expense limitations described in Note B, the Portfolio has experienced waiver of advisory fees and expenses reimbursed by the Adviser during the current period. Accordingly, the reimbursement of out-of-pocket custodian expenses in the current period resulted in the reduction in the current period expenses reimbursed by the Adviser.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2016, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $6,876,000 and $1,637,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2016.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2016, advisory fees paid were reduced by less than $500 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2016 is as follows:

Value December 31, 2015 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)		Value December 31, 2016 (000)
$8	$4,783	$4,505	$—	@	$286

@ Amount is less than $500.

The Portfolio is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2016, the Portfolio did not engage in any cross-trade transactions.

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2016, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2016 and 2015 was as follows:

2016 Distributions Paid From:		2015 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$101	$9	$110	$54

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and basis adjustments on certain equity securities designated as passive foreign investment companies, resulted in the following reclassifications among the components of net assets at December 31, 2016:

Distributions in Excess of Net Investment Income (000)	Distributions in Excess of Net Realized Gain (000)	Paid-in- Capital (000)
$11	$(11)	$	(—	@)

At December 31, 2016, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$6	$35

I. Credit Facility: As of April 4, 2016, the Fund and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "facility") with State Street. This facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or one month libor rate plus a spread. The facility also has a commitment fee of 0.25% per annum based on the unused portion of the facility. During the year ended December 31, 2016, the Portfolio did not have any borrowings under the facility.

J. Other: At December 31, 2016, the Portfolio had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 82.9%.

K. Accounting Pronouncements: In December 2016, FASB issued Accounting Standards update 2016-19 — Technical Corrections and Improvements ("ASU 2016-19"), which is effective for interim periods for all entities beginning after December 15, 2016. ASU 2016-19 includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. That amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. Although still evaluating the potential impacts of ASU 2016-19 to the Portfolio, management expects that the impact of the

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

Portfolio's adoption will be limited to additional financial statement disclosures.

In October 2016, the Securities and Exchange Commission ("SEC") issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the Portfolio's net assets or results of operations. Although still evaluating the potential impacts of the Investment Company Reporting Modernization to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Global Insight Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Global Insight Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Insight Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 28, 2017

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2016. For corporate shareholders, 19.2% of the dividends qualified for the dividends received deduction.

The Portfolio designated and paid approximately $9,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2016. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of approximately $53,000 as taxable at this lower rate.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to nonaffiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (72) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				90

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (63) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	91	Director of various non-profit organizations.
Nancy C. Everett (61) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	91

Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (59) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	91

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (67) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	91	Director of NVR, Inc. (home construction).
Joseph J. Kearns (74) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	93	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (58) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				90	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (56) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Management Director, JPMorgan Asset Management (2013-2016); President, JPMorgan Funds (2010-2013), Chief Administrative Officer, JPMorgan Funds (2004-2010), Treasurer, JPMorgan Funds (2003-2004, 2008-2010), and Vice President and Board Liaison, JPMorgan Funds (2001-2004); Managing Director, J.P. Morgan Investment Management Inc. (2001-2013); Vice President of Finance, Pierpont Group (1996-2001); Vice President, Bank of New York (1995-1996); Senior Audit Manager, Price Waterhouse, LLP (1982-1995).	91	None.
Michael E. Nugent (80) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	92	None.
W. Allen Reed (69) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	91	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (84) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	92	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2016) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (53) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (51) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (49) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, 100 F Street, NE, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Portfolio of Morgan Stanley Institutional Fund, Inc., which describes in detail the Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

34

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2017 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGIANN
1696453 EXP. 02.28.18

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Global Opportunity Portfolio

Annual Report

December 31, 2016

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	13
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	29
Federal Tax Notice	30
Privacy Notice	31
Director and Officer Information	34

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Portfolio of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Portfolio, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Global Opportunity Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2017

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Expense Example (unaudited)

Global Opportunity Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/16	Actual Ending Account Value 12/31/16	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Opportunity Portfolio Class I	$1,000.00	$1,032.60	$1,021.01	$4.19	$4.17	0.82	%***
Global Opportunity Portfolio Class A	1,000.00	1,030.70	1,019.15	6.07	6.04	1.19	***
Global Opportunity Portfolio Class L	1,000.00	1,030.30	1,018.90	6.33	6.29	1.24	***
Global Opportunity Portfolio Class C	1,000.00	1,027.80	1,015.69	9.58	9.53	1.88	***
Global Opportunity Portfolio Class IS	1,000.00	1,033.20	1,021.57	3.63	3.61	0.71	***

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

***  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Investment Overview (unaudited)

Global Opportunity Portfolio

The Portfolio seeks long-term capital appreciation.

Performance

For the year ended December 31, 2016, the Portfolio's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 1.05%, net of fees. The Portfolio's Class I shares underperformed the Portfolio's benchmark, the MSCI All Country World Index (the "Index"), which returned 7.86%.

Factors Affecting Performance

•  Global equities rose 7.86% for the 12-month period, as measured by the Index. The Index was led by strong performance from the U.S. and emerging markets, while Japan and Europe lagged. Early in the year, worries about weak global growth and disinflation drove share prices lower. However, sentiment brightened as commodity prices bottomed, China's economy stabilized, the U.S. economy strengthened and global central banks remained accommodative. In the second half of the year, equity markets largely shrugged off the Brexit referendum's surprise outcome and the U.S., in particular, rallied strongly following the unexpected election of Donald Trump on anticipation of pro-growth, reflationary policy from the new administration.

•  For the period, the Portfolio underperformed the Index due to unfavorable stock selection and sector allocation.

•  Detractors from relative returns included our stock selection in the information technology, consumer staples, health care and industrials sectors. An underweight to the energy sector was also disadvantageous to performance.

•  Stock selection in the consumer discretionary sector contributed positively to relative performance, as did an overweight to information technology and underweight allocations to health care, utilities and real estate.

Management Strategies

•  There were no changes to our bottom-up investment process during the period. The Growth Team seeks high quality companies, which we define primarily as those with sustainable competitive advantages. Our team continues to focus on bottom-up stock selection and the long-term outlook for companies owned in the Portfolio; accordingly, we have had very limited turnover in the Portfolio to date, as our ongoing work reaffirms our assessment of quality and competitive advantage in the names we own.

•  At the close of the period, information technology represented the largest sector weight in the Portfolio, followed by consumer discretionary and consumer staples. The team's bottom-up investment process resulted in sector overweight positions in information technology, consumer discretionary and consumer staples, and underweight positions in financials, energy, health care, industrials, materials, telecommunication services, utilities and real estate.

*  Minimum Investment for Class I shares

**  Commenced Operations on May 30, 2008.

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L , C and IS shares will vary from the performance of Class I shares based upon their different inception dates and will be impacted by additional fees assessed to those classes (if applicable).

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Investment Overview (unaudited) (cont'd)

Global Opportunity Portfolio

Performance Compared to the MSCI All Country World Index(1) and the Lipper Global Multi-Cap Growth Funds Index(2)

	Period Ended December 31, 2016 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(7)
Portfolio — Class I Shares w/o sales charges(4)	1.05%	15.01%	—	9.76%
Portfolio — Class A Shares w/o sales charges(4)	0.62	14.62	—	14.97
Portfolio — Class A Shares with maximum 5.25% sales charges(4)	–4.67	13.38	—	14.03
Portfolio — Class L Shares w/o sales charges(4)	0.56	14.55	—	9.36
Portfolio — Class C Shares w/o sales charges(6)	0.05	—	—	2.96
Portfolio — Class C Shares with maximum 1.00% deferred sales charges(6)	–0.88	—	—	2.96
Portfolio — Class IS Shares w/o sales charges(5)	1.11	—	—	14.14
MSCI All Country World Index	7.86	9.36	—	3.16
Lipper Global Multi-Cap Growth Funds Index	2.90	9.26	—	3.56

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI All Country World Index (ACWI) is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Global Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Global Multi-Cap Growth Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(4)  On May 21, 2010 Class C and Class I shares of Van Kampen Global Growth Fund ("the Predecessor Fund") were reorganized into Class L and Class I shares of Morgan Stanley Global Growth Portfolio ("the Portfolio"), respectively. Class L and Class I shares' returns of the Portfolio will differ from the Predecessor Fund as they have different expenses. Performance shown for the Portfolio's Class I and Class L shares reflects the performance of the shares of the Predecessor Fund for periods prior to May 21, 2010. The Class C and I shares of the Predecessor Fund commenced operations on May 30, 2008. Class P shares, which were renamed Class A shares effective September 9, 2013, commenced operations on May 21, 2010. In October 2010, the Morgan Stanley Global Growth Portfolio changed its name to the Morgan Stanley Global Opportunity Portfolio.

(5)  Commenced offering on September 13, 2013.

(6)  Commenced offering on April 30, 2015.

(7)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Portfolio, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Portfolio of Investments

Global Opportunity Portfolio

	Shares	Value (000)
Common Stocks (92.8%)
Australia (0.0%)
AET&D Holdings No. 1 Ltd. (a)(b)(c)	36,846	$—
Belgium (1.4%)
Anheuser-Busch InBev N.V.	89,945	9,520
China (15.1%)
China Resources Beer Holdings Company Ltd. (a)(d)	7,649,333	15,191
Foshan Haitian Flavouring & Food Co., Ltd., Class A	2,924,674	12,343
Jiangsu Hengrui Medicine Co., Ltd., Class A	2,558,023	16,748
TAL Education Group ADR (a)	492,185	34,527
Tencent Holdings Ltd. (d)	848,600	20,760
		99,569
Denmark (4.9%)
DSV A/S	730,591	32,503
France (5.9%)
Christian Dior SE	73,141	15,340
Hermes International	57,527	23,617
		38,957
India (0.2%)
Monsanto India Ltd.	33,194	1,097
Japan (3.8%)
Calbee, Inc.	492,100	15,410
Keyence Corp.	13,700	9,401
		24,811
Korea, Republic of (4.0%)
Amorepacific Corp.	46,747	12,444
Loen Entertainment, Inc. (a)	101,430	6,374
Medy-Tox, Inc.	26,703	7,884
		26,702
Netherlands (5.3%)
Priceline Group, Inc. (The) (a)	23,613	34,618
South Africa (2.8%)
Naspers Ltd., Class N	125,499	18,405
United Kingdom (5.1%)
Burberry Group PLC	606,549	11,190
Fevertree Drinks PLC	578,192	8,116
Reckitt Benckiser Group PLC	168,441	14,295
		33,601
United States (44.3%)
Alphabet, Inc., Class C (a)	29,829	23,023
Amazon.com, Inc. (a)	53,858	40,386
Cognizant Technology Solutions Corp., Class A (a)	527,682	29,566
EPAM Systems, Inc. (a)	567,992	36,528
Facebook, Inc., Class A (a)	500,971	57,637
Globant SA (a)	235,208	7,844
Luxoft Holding, Inc. (a)	546,696	30,724
Mastercard, Inc., Class A	293,508	30,305
	Shares	Value (000)
Visa, Inc., Class A	360,090	$28,094
WisdomTree Investments, Inc.	698,067	7,776
		291,883
Total Common Stocks (Cost $499,206)		611,666
Preferred Stocks (2.3%)
India (0.0%)
Flipkart Online Services Pvt Ltd. Series D (a)(b)(c)(e) (acquisition cost — $52; acquired 10/4/13)	2,242	113
United States (2.3%)
Airbnb, Inc. Series D (a)(b)(c)(e) (acquisition cost — $1,594; acquired 4/16/14)	39,153	4,115
Magic Leap Series C (a)(b)(c)(e) (acquisition cost — $3,175; acquired 12/22/15)	137,829	3,085
Uber Technologies Series G (a)(b)(c)(e) (acquisition cost — $8,232; acquired 12/3/15)	168,793	8,232
		15,432
Total Preferred Stocks (Cost $13,053)		15,545
Participation Note (2.7%)
China (2.7%)
Jiangsu Yanghe Brewery, Class A, Equity Linked Notes, expires 1/23/17 (a) (Cost $17,282)	1,726,004	17,534
	Notional Amount (000)
Call Options Purchased (0.0%)
Foreign Currency Option (0.0%)
USD/CNY May 2017 @ CNY 7.90, Royal Bank of Scotland (Cost $357)	87,226	326
	Shares
Short-Term Investment (2.8%)
Investment Company (2.8%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $18,397)	18,396,705	18,397
Total Investments (100.6%) (Cost $548,295) (f)		663,468
Liabilities in Excess of Other Assets (–0.6%)		(4,232)
Net Assets (100.0%)		$659,236

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Portfolio's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  Security has been deemed illiquid at December 31, 2016.

(c)  At December 31, 2016, the Portfolio held fair valued securities valued at approximately $15,545,000, representing 2.4% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Portfolio of Investments (cont'd)

Global Opportunity Portfolio

(d)  Security trades on the Hong Kong exchange.

(e)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Portfolio has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at December 31, 2016, amounts to approximately $15,545,000 and represents 2.4% of net assets.

(f)  At December 31, 2016, the aggregate cost for federal income tax purposes is approximately $551,233,000. The aggregate gross unrealized appreciation is approximately $132,981,000 and the aggregate gross unrealized depreciation is approximately $20,746,000, resulting in net unrealized appreciation of approximately $112,235,000.

ADR  American Depositary Receipt.

CNY  Chinese Yuan Renminbi

USD  United States Dollar.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	27.8%
Information Technology Services	23.4
Internet Software & Services	15.3
Internet & Direct Marketing Retail	13.2
Beverages	7.6
Textiles, Apparel & Luxury Goods	7.5
Diversified Consumer Services	5.2
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Global Opportunity Portfolio

Statement of Assets and Liabilities	December 31, 2016 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $529,898)	$645,071
Investment in Security of Affiliated Issuer, at Value (Cost $18,397)	18,397
Total Investments in Securities, at Value (Cost $548,295)	663,468
Foreign Currency, at Value (Cost $58)	58
Receivable for Portfolio Shares Sold	732
Dividends Receivable	103
Tax Reclaim Receivable	65
Receivable for Investments Sold	11
Receivable from Affiliate	4
Other Assets	57
Total Assets	664,498
Liabilities:
Payable for Portfolio Shares Redeemed	3,474
Payable for Advisory Fees	1,019
Due to Broker	280
Payable for Shareholder Services Fees — Class A	73
Payable for Distribution and Shareholder Services Fees — Class L	8
Payable for Distribution and Shareholder Services Fees — Class C	29
Payable for Transfer Agency Fees — Class I	3
Payable for Transfer Agency Fees — Class A	88
Payable for Transfer Agency Fees — Class L	12
Payable for Transfer Agency Fees — Class C	2
Payable for Transfer Agency Fees — Class IS	—	@
Payable for Sub Transfer Agency Fees — Class I	39
Payable for Sub Transfer Agency Fees — Class A	51
Payable for Sub Transfer Agency Fees — Class L	5
Payable for Sub Transfer Agency Fees — Class C	2
Payable for Professional Fees	52
Payable for Administration Fees	46
Payable for Custodian Fees	40
Other Liabilities	39
Total Liabilities	5,262
Net Assets	$659,236
Net Assets Consist Of:
Paid-in-Capital	$548,743
Accumulated Net Investment Loss	(356)
Accumulated Net Realized Loss	(4,324)
Unrealized Appreciation (Depreciation) on:
Investments	115,173
Foreign Currency Translations	—	@
Net Assets	$659,236

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Global Opportunity Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2016 (000)
CLASS I:
Net Assets	$255,187
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	16,559,340
Net Asset Value, Offering and Redemption Price Per Share	$15.41
CLASS A:
Net Assets	$340,092
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	22,650,625
Net Asset Value, Redemption Price Per Share	$15.01
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.83
Maximum Offering Price Per Share	$15.84
CLASS L:
Net Assets	$30,133
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	2,029,960
Net Asset Value, Offering and Redemption Price Per Share	$14.84
CLASS C:
Net Assets	$33,801
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	2,301,483
Net Asset Value, Offering and Redemption Price Per Share	$14.69
CLASS IS:
Net Assets	$23
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,497
Net Asset Value, Offering and Redemption Price Per Share	$15.44

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Global Opportunity Portfolio

Statement of Operations	Year Ended December 31, 2016 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $200 of Foreign Taxes Withheld)	$3,013
Dividends from Security of Affiliated Issuer (Note G)	70
Total Investment Income	3,083
Expenses:
Advisory Fees (Note B)	5,291
Shareholder Services Fees — Class A (Note D)	872
Distribution and Shareholder Services Fees — Class L (Note D)	239
Distribution and Shareholder Services Fees — Class C (Note D)	307
Sub Transfer Agency Fees — Class I	293
Sub Transfer Agency Fees — Class A	373
Sub Transfer Agency Fees — Class L	29
Sub Transfer Agency Fees — Class C	31
Administration Fees (Note C)	529
Transfer Agency Fees — Class I (Note E)	12
Transfer Agency Fees — Class A (Note E)	352
Transfer Agency Fees — Class L (Note E)	45
Transfer Agency Fees — Class C (Note E)	9
Transfer Agency Fees — Class IS (Note E)	2
Registration Fees	129
Custodian Fees (Note F)	125
Professional Fees	91
Shareholder Reporting Fees	87
Directors' Fees and Expenses	14
Pricing Fees	5
Other Expenses	22
Total Expenses	8,857
Waiver of Advisory Fees (Note B)	(1,421)
Distribution Fees — Class L Shares Waived (Note D)	(144)
Reimbursement of Class Specific Expenses — Class I (Note B)	(80)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(42)
Reimbursement of Custodian Fees (Note F)	(110)
Net Expenses	7,058
Net Investment Loss	(3,975)
Realized Gain (Loss):
Investments Sold	1,534
Foreign Currency Transactions	(389)
Net Realized Gain	1,145
Change in Unrealized Appreciation (Depreciation):
Investments	4,474
Foreign Currency Translations	7
Net Change in Unrealized Appreciation (Depreciation)	4,481
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	5,626
Net Increase in Net Assets Resulting from Operations	$1,651

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Global Opportunity Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2016 (000)	Year Ended December 31, 2015 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(3,975)	$(671)
Net Realized Gain	1,145	40,641
Net Change in Unrealized Appreciation (Depreciation)	4,481	(35,586)
Net Increase in Net Assets Resulting from Operations	1,651	4,384
Distributions from and/or in Excess of:
Class I:
Net Realized Gain	(16,271)	(1,177)
Class A:
Net Realized Gain	(24,570)	(910)
Class L:
Net Realized Gain	(2,200)	(40)
Class C:
Net Realized Gain	(2,241)	(123)
Class IS:
Net Realized Gain	(1)	(— @)
Total Distributions	(45,283)	(2,250)
Capital Share Transactions:(1)
Class I:
Subscribed	211,096	163,052
Issued due to a Tax-free Reorganization	—	77,071
Distributions Reinvested	16,238	1,081
Redeemed	(193,977)	(16,394)
Class A:
Subscribed	141,333	113,695
Issued due to a Tax-free Reorganization	—	235,675
Distributions Reinvested	24,039	906
Redeemed	(150,389)	(14,930)
Class L:
Exchanged	14	—
Subscribed	—	2,004
Issued due to a Tax-free Reorganization	—	32,385
Distributions Reinvested	2,026	38
Redeemed	(4,432)	(558)
Class C:
Subscribed	21,727	21,201 *
Distributions Reinvested	2,240	122 *
Redeemed	(8,851)	(869)*
Class IS:
Subscribed	39	7
Issued due to a Tax-free Reorganization	—	799
Distributions Reinvested	1	—
Redeemed	(746)	—
Net Increase in Net Assets Resulting from Capital Share Transactions	60,358	615,285
Total Increase in Net Assets	16,726	617,419
Net Assets:
Beginning of Period	642,510	25,091
End of Period (Including Accumulated Net Investment Loss of $(356) and $(9))	$659,236	$642,510

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Global Opportunity Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2016 (000)	Year Ended December 31, 2015 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	13,488	10,166
Shares Issued due to a Tax-free Reorganization	—	4,618
Shares Issued on Distributions Reinvested	1,084	65
Shares Redeemed	(12,614)	(1,038)
Net Increase in Class I Shares Outstanding	1,958	13,811
Class A:
Shares Subscribed	9,197	7,220
Shares Issued due to a Tax-free Reorganization	—	14,414
Shares Issued on Distributions Reinvested	1,646	56
Shares Redeemed	(9,883)	(941)
Net Increase in Class A Shares Outstanding	960	20,749
Class L:
Shares Exchanged	1	—
Shares Subscribed	—	136
Shares Issued due to a Tax-free Reorganization	—	2,000
Shares Issued on Distributions Reinvested	140	2
Shares Redeemed	(293)	(36)
Net Increase (Decrease) in Class L Shares Outstanding	(152)	2,102
Class C:
Shares Subscribed	1,439	1,345	*
Shares Issued on Distributions Reinvested	156	8	*
Shares Redeemed	(589)	(57	)*
Net Increase in Class C Shares Outstanding	1,006	1,296
Class IS:
Shares Subscribed	3	—	@@
Shares Issued due to a Tax-free Reorganization	—	48
Shares Issued on Distributions Reinvested	— @@	—
Shares Redeemed	(51)	—
Net Increase (Decrease) in Class IS Shares Outstanding	(48)	48

*  For the period April 30, 2015 through December 31, 2015.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

Global Opportunity Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$16.36		$13.98		$13.65		$10.84		$10.26
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (2)	(0.05)		(0.05)		(0.06)		(0.02)		0.01
Net Realized and Unrealized Gain	0.18		2.64		1.26		4.21		1.01
Total from Investment Operations	0.13		2.59		1.20		4.19		1.02
Distributions from and/or in Excess of:
Net Realized Gain	(1.08)		(0.21)		(0.87)		(1.38)		(0.44)
Net Asset Value, End of Period	$15.41		$16.36		$13.98		$13.65		$10.84
Total Return (3)	1.05%		18.50%		9.04%		40.12%		9.99%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$255,187		$238,920		$11,037		$7,293		$5,069
Ratio of Expenses to Average Net Assets (7)	0.80	%(4)	0.98	%(4)(5)	1.17	%(4)	1.24	%(4)	1.25	%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets (7)	(0.34	)%(4)	(0.33	)%(4)	(0.42	)%(4)	(0.21	)%(4)	0.06	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.01%		0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	37%		115%		29%		38%		33%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.07%		1.20%		2.47%		3.36%		2.57%
Net Investment Loss to Average Net Assets	(0.61)%		(0.55)%		(1.72)%		(2.33)%		(1.26)%

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective December 7, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.81% for Class I shares. Prior to December 7, 2015, the maximum ratio was 1.10% for Class I shares. Prior to January 23, 2015, the maximum ratio was 1.25% for Class I shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

Global Opportunity Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$16.03		$13.75		$13.48		$10.75		$10.21
Income (Loss) from Investment Operations:
Net Investment Loss (2)	(0.11)		(0.10)		(0.11)		(0.15)		(0.02)
Net Realized and Unrealized Gain	0.17		2.59		1.25		4.26		1.00
Total from Investment Operations	0.06		2.49		1.14		4.11		0.98
Distributions from and/or in Excess of:
Net Realized Gain	(1.08)		(0.21)		(0.87)		(1.38)		(0.44)
Net Asset Value, End of Period	$15.01		$16.03		$13.75		$13.48		$10.75
Total Return (3)	0.62%		18.16%		8.55%		39.80%		9.65%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$340,092		$347,683		$12,952		$4,057		$87
Ratio of Expenses to Average Net Assets (8)	1.17	%(4)	1.25	%(4)(6)	1.56	%(4)	1.59	%(4)(5)	1.50	%(4)
Ratio of Net Investment Loss to Average Net Assets (8)	(0.70	)%(4)	(0.64	)%(4)	(0.82	)%(4)	(1.15	)%(4)	(0.19	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.01%		0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	37%		115%		29%		38%		33%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.41%		1.50%		2.86%		3.93%		2.82%
Net Investment Loss to Average Net Assets	(0.94)%		(0.89)%		(2.12)%		(3.49)%		(1.51)%

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.60% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.50% for Class A shares.

(6)  Effective December 7, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.23% for Class A shares. Prior to December 7, 2015, the maximum ratio was 1.45% for Class A shares. Prior to January 23, 2015, the maximum ratio was 1.60% for Class A shares.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

Global Opportunity Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$15.87		$13.62		$13.38		$10.68		$10.15
Income (Loss) from Investment Operations:
Net Investment Loss (2)	(0.12)		(0.11)		(0.12)		(0.07)		(0.03)
Net Realized and Unrealized Gain	0.17		2.57		1.23		4.15		1.00
Total from Investment Operations	0.05		2.46		1.11		4.08		0.97
Distributions from and/or in Excess of:
Net Realized Gain	(1.08)		(0.21)		(0.87)		(1.38)		(0.44)
Net Asset Value, End of Period	$14.84		$15.87		$13.62		$13.38		$10.68
Total Return (3)	0.56%		18.03%		8.46%		39.79%		9.61%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$30,133		$34,628		$1,091		$527		$396
Ratio of Expenses to Average Net Assets (8)	1.25	%(4)	1.30	%(4)(6)	1.64	%(4)	1.58	%(4)(5)	1.55	%(4)
Ratio of Net Investment Loss to Average Net Assets (8)	(0.79	)%(4)	(0.70	)%(4)	(0.87	)%(4)	(0.57	)%(4)	(0.24	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.01%		0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	37%		115%		29%		38%		33%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.93%		2.03%		3.52%		4.23%		3.32%
Net Investment Loss to Average Net Assets	(1.47)%		(1.43)%		(2.75)%		(3.22)%		(2.01)%

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.65% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.55% for Class L shares.

(6)  Effective January 23, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.50% for Class L shares. Prior to January 23, 2015, the maximum ratio was 1.65% for Class L shares.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

Global Opportunity Portfolio

	Class C
Selected Per Share Data and Ratios	Year Ended December 31, 2016(1)		Period from April 30, 2015(2) to December 31, 2015
Net Asset Value, Beginning of Period	$15.80		$15.25
Income (Loss) from Investment Operations:
Net Investment Loss (3)	(0.21)		(0.15)
Net Realized and Unrealized Gain	0.18		0.91
Total from Investment Operations	(0.03)		0.76
Distributions from and/or in Excess of:
Net Realized Gain	(1.08)		(0.21)
Net Asset Value, End of Period	$14.69		$15.80
Total Return (4)	0.05%		4.95	%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$33,801		$20,475
Ratio of Expenses to Average Net Assets (8)	1.84	%(5)	2.03	%(5)(7)
Ratio of Net Investment Loss to Average Net Assets (8)	(1.38	)%(5)	(1.40	)%(5)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01	%(7)
Portfolio Turnover Rate	37%		115%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	2.08%		2.22	%(7)
Net Investment Loss to Average Net Assets	(1.62)%		(1.59	)%(7)

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Not Annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

Global Opportunity Portfolio

	Class IS
	Year Ended December 31,						Period from September 13, 2013(2) to
Selected Per Share Data and Ratios	2016(1)		2015		2014		December 31, 2013
Net Asset Value, Beginning of Period	$16.38		$13.99		$13.65		$12.43
Income (Loss) from Investment Operations:
Net Investment Loss (3)	(0.06)		(0.05)		(0.06)		(0.03)
Net Realized and Unrealized Gain	0.20		2.65		1.27		2.27
Total from Investment Operations	0.14		2.60		1.21		2.24
Distributions from and/or in Excess of:
Net Realized Gain	(1.08)		(0.21)		(0.87)		(1.02)
Net Asset Value, End of Period	$15.44		$16.38		$13.99		$13.65
Total Return (4)	1.11%		18.64%		8.96%		18.35	%(9)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$23		$804		$11		$11
Ratio of Expenses to Average Net Assets (11)	0.71	%(5)	0.77	%(5)(7)	1.17	%(5)	1.18	%(5)(6)(10)
Ratio of Net Investment Loss to Average Net Assets (11)	(0.41	)%(5)	(0.28	)%(5)	(0.42	)%(5)	(0.74	)%(5)(10)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.01%		0.00	%(8)(10)
Portfolio Turnover Rate	37%		115%		29%		38	%(9)
(11) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.82%		3.56%		19.50%		8.44	%(10)
Net Investment Loss to Average Net Assets	(3.52)%		(3.07)%		(18.75)%		(8.00	)%(10)

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.18% for Class IS shares.

(7)  Effective December 7, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.72% for Class IS shares. Prior to December 7, 2015, the maximum ratio was 1.03% for Class IS shares. Prior to January 23, 2015, the maximum ratio was 1.18% for Class IS shares.

(8)  Amount is less than 0.005%.

(9)  Not Annualized.

(10)  Annualized.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-nine separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Opportunity Portfolio. The Portfolio seeks long-term capital appreciation.

The Portfolio offers five classes of shares — Class I, Class A, Class L, Class C and Class IS. On April 30, 2015, the Portfolio suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

On December 7, 2015, the Portfolio acquired the net assets of the Fund's Opportunity Portfolio ("Opportunity Portfolio"), an open-end investment company. Based on the respective valuations as of the close of business on December 4, 2015, pursuant to a Plan of Reorganization approved by the shareholders of Opportunity Portfolio on November 6, 2015 ("Reorganization"). The purpose of the transaction was to combine two portfolios managed by Morgan Stanley Investment Management Inc., ("the Adviser") with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 4,617,804 Class I shares of the Portfolio at a net asset value of $16.69 for 3,034,694 Class I shares of Opportunity Portfolio; 14,415,387 Class A shares of the Portfolio at a net asset value of $16.35 for 9,470,228 Class A shares of Opportunity Portfolio; 2,000,306 Class L shares of the Portfolio at a net asset value of $16.19 for 1,518,730 Class L shares of Opportunity Portfolio; 47,839 Class IS shares of the Portfolio at a net asset value of $16.70 for 31,397 Class IS shares of Opportunity Portfolio. The net assets of Opportunity Portfolio before the Reorganization were approximately $345,930,000, including unrealized appreciation of approximately $141,511,000 at December 4, 2015. The investment portfolio of Opportunity Portfolio, with a fair value of approximately $346,957,000 and identified cost of approximately $205,446,000 on December 4, 2015, was the principal asset acquired by the Portfolio. For financial reporting purposes, assets received and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received from Opportunity Portfolio was carried forward to align ongoing reporting of the Portfolio's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the Reorganization, the net assets of the Portfolio were approximately $246,567,000. Immediately after the Reorganization, the net assets of the Portfolio were approximately $592,513,000.

Upon closing of the Reorganization, shareholders of Opportunity Portfolio received shares of the Portfolio as follows:

Opportunity Portfolio	Global Opportunity Portfolio
Class I	Class I
Class A	Class A
Class L	Class L
Class IS	Class IS

Assuming the acquisition had been completed on January 1, 2015, the beginning of the annual reporting period of the Portfolio, the Portfolio's pro forma results of operations for the year ended December 31, 2015, are as follows:

Net investment loss(1)	$3,760,000
Net realized gain and unrealized gain(2)	$61,642,000
Net increase (decrease) in net assets resulting from operations	$65,402,000

(1) Approximately $(671,000) as reported, plus approximately $1,533,000 Opportunity Portfolio prior to the Reorganization, plus approximately $2,898,000 of estimated pro-forma eliminated expenses.

(2) Approximately $40,641,000 as reported, plus approximately $21,001,000 Opportunity Portfolio prior to the Reorganization.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Opportunity Portfolio that have been included in the Portfolio's Statement of Operations since December 7, 2015.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

such bid and asked prices are available on the relevant exchanges; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Fund's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) Listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sale price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (5) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2016.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Assets:
Common Stocks
Beverages	$32,827	$—	$—		$32,827
Biotechnology	7,884	—	—		7,884
Capital Markets	7,776	—	—		7,776
Chemicals	1,097	—	—		1,097
Diversified Consumer Services	34,527	—	—		34,527
Electronic Equipment, Instruments & Components	9,401	—	—		9,401
Food Products	27,753	—	—		27,753
Household Products	14,295	—	—		14,295
Information Technology Services	155,217	—	—		155,217
Internet & Direct Marketing Retail	75,004	—	—		75,004
Internet Software & Services	101,420	—	—		101,420
Media	24,779	—	—		24,779
Multi-Utilities	—	—	—	†	—	†
Personal Products	12,444	—	—		12,444
Pharmaceuticals	16,748	—	—		16,748
Road & Rail	32,503	—	—		32,503
Software	7,844	—	—		7,844
Textiles, Apparel & Luxury Goods	50,147	—	—		50,147
Total Common Stocks	611,666	—	—	†	611,666	†

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Preferred Stocks	$—	$—	$15,545		$15,545
Participation Note	—	17,534	—		17,534
Call Option Purchased	—	326	—		326
Short-Term Investment
Investment Company	18,397	—	—		18,397
Total Assets	$630,063	$17,860	$15,545	†	$663,468	†

†  Includes one security which is valued at zero.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2016, securities with a total value of approximately $161,295,000 transferred from Level 2 to Level 1. Securities that were valued using other significant observable inputs at December 31, 2015 were valued using unadjusted quoted prices at December 31, 2016. At December 31, 2015, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stock (000)		Preferred Stocks (000)
Beginning Balance	$—	†	$14,915
Purchases	—		—
Sales	—		—
Amortization of discount	—		—
Transfers in	—		—
Transfers out	—		—
Corporate actions	—		—
Change in unrealized appreciation (depreciation)	—		630
Realized gains (losses)	—		—
Ending Balance	$—	†	$15,545
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2016	$—		$630

†  Includes one security which is valued at zero.

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2016. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance.

	Fair Value at December 31, 2016 (000)	Valuation Technique	Unobservable Input	Range				Selected Value		Impact to Valuation from an Increase in Input
Electronic Equipment, Instuments & Components
Preferred Stock	$3,085	Discounted Cash Flow	Weighted Average Cost of Capital	25.0%		27.0%		26.0%		Decrease
			Perpetual Growth Rate	3.0%		4.0%		3.5%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	10.6	x	24.7	x	19.4	x	Increase
			Discount for Lack of Marketability	20.0%		20.0%		20.0%		Decrease
Internet & Direct Marketing Retail
Preferred Stocks	$4,115	Market Transaction Method	Precedent Transaction	$105.00		$105.00		$105.00		Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	15.5%		17.5%		16.5%		Decrease
			Perpetual Growth Rate	3.0%		4.0%		3.5%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	9.8	x	16.2	x	12.8	x	Increase
			Discount for Lack of Marketability	20.0%		20.0%		20.0%		Decrease

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

Fair Value at December 31, 2016 (000)	Valuation Technique	Unobservable Input	Range				Selected Value		Impact to Valuation from an Increase in Input
Internet & Direct Marketing Retail (cont'd)
$113	Discounted Cash Flow	Weighted Average Cost of Capital	17.5%		19.5%		18.5%		Decrease
		Perpetual Growth Rate	3.5%		4.5%		4.0%		Increase
	Market Comparable Companies	Enterprise Value/ Revenue	1.1	x	2.8	x	2.2	x	Increase
		Discount for Lack of Marketability	20.0%		20.0%		20.0%		Decrease
$8,232	Market Transaction Method	Precedent Transaction	$48.77		$48.77		$48.77		Increase

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

4.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Options: With respect to options, the Portfolio is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price typically in exchange for a premium paid by the Portfolio. The Portfolio may purchase and/or sell put and call options. Purchasing call options tends to increase the Portfolio's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Portfolio's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Portfolio bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If the Portfolio sells an option, it sells to another party the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price typically in exchange for a premium received by the Portfolio. When options are purchased OTC, the Portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Portfolio may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2016.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Option Purchased	Investments, at Value (Option Purchased)	Currency Risk	$326	(a)

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2016 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Option Purchased)	$(478	)(b)

(b) Amounts are included in Investments Sold in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Options Purchased)	$(552	)(c)

(c) Amounts are included in Investments in the Statement of Operations.

At December 31, 2016, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(d) (000)		Liabilities(d) (000)
Option Purchased	$326	(a)	$—

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(d) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2016.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
Royal Bank of Scotland	$326	$—	$(280)	$46

For the year ended December 31, 2016, the approximate average monthly amount outstanding for each derivative type is as follows:

Options Purchased:
Average monthly notional amount	71,927,000

5.  Structured Investments: The Portfolio invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Portfolio will typically use structured investments to gain exposure to a permitted underlying security, currency,

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Portfolio is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio's illiquidity to the extent that the Portfolio, at a particular time, may be unable to find qualified buyers for these securities.

6.  Restricted Securities: The Portfolio invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Portfolio could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Portfolio would, in either case, bear market risks during that period. Restricted securities are identified in the Portfolio of Investments.

7.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $750 million	Next $750 million	Over $1.5 billion
0.80%	0.75%	0.70%

For the year ended December 31, 2016, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.58% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.81% for Class I shares, 1.23% for Class A shares, 1.50% for Class L shares, 2.20% for Class C shares and 0.72% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Portfolio's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2016, approximately $1,421,000 of advisory fees were waived and approximately

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

$82,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares. The Distributor has agreed to waive for at least one year from the date of the Portfolio's prospectus, the 12b-1 fees on Class L shares of the Portfolio to the extent it exceeds 0.30% of the average daily net assets of such shares on an annualized basis. For the year ended December 31, 2016, this waiver amounted to approximately $144,000.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

In December 2015, the Fund's Custodian announced that it had identified inconsistencies in the way in which clients were invoiced for out-of-pocket expenses from 1998 until November 2015. The dollar amount difference between what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The Custodian reimbursed the Portfolio directly, which was recognized as a change in accounting estimate and was reflected as "Reimbursement of Custodian Fees" in the Statement of Operations. Pursuant to the expense limitations described in Note B, the Portfolio has experienced waiver of advisory fees during the current period. Accordingly, the reimbursement of out-of-pocket custodian expenses in the current period resulted in the reduction in the current period waiver of advisory fees.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2016, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $285,174,000 and $234,397,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2016.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

administration fees paid by the Liquidity Funds. Portfolio due to its investment in the For the year ended December 31, 2016, advisory fees paid were reduced by approximately $42,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2016 is as follows:

Value December 31, 2015 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2016 (000)
$33,417	$287,033	$302,053	$70	$18,397

During the year ended December 31, 2016, the Portfolio incurred approximately $3,000 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser/Administrator and Distributor, for portfolio transactions executed on behalf of the Portfolio.

The Portfolio is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2016, the Portfolio did not engage in any cross-trade transactions.

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2016, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2016 and 2015 was as follows:

2016 Distributions Paid From:		2015 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$—	$45,283	$3	$2,247

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and a net operating loss, resulted in the following reclassifications among the components of net assets at December 31, 2016:

Accumulated Net Investment Loss (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$3,628	$889	$(4,517)

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

At December 31, 2016, the Portfolio had no distributable earnings on a tax basis.

Qualified late year losses are capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year that, if elected, are deemed to arise on the first day of the Portfolio's next taxable year. These also include non-specified ordinary losses incurred after December 31 but within the same taxable year. For the year ended December 31, 2016, the Portfolio deferred to January 1, 2017 for U.S. federal income tax purposes the following losses:

Qualified Late Year Ordinary Losses (000)	Post-October Capital Losses (000)
$347	$1,387

I. Credit Facility: As of April 4, 2016, the Fund and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "facility") with State Street. This facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or one month libor rate plus a spread. The facility also has a commitment fee of 0.25% per annum based on the unused portion of the facility. During the year ended December 31, 2016, the Portfolio did not have any borrowings under the facility.

J. Other: At December 31, 2016, the Portfolio had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 15.4%.

K. Accounting Pronouncements: In December 2016, FASB issued Accounting Standards update 2016-19 — Technical Corrections and Improvements ("ASU 2016-19"), which is effective for interim periods for all entities beginning after December 15, 2016. ASU 2016-19 includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. That amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. Although still evaluating the potential impacts of ASU 2016-19 to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

In October 2016, the Securities and Exchange Commission ("SEC") issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the Portfolio's net assets or results of operations. Although still evaluating the potential impacts of the Investment Company Reporting Modernization to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Global Opportunity Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Global Opportunity Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Opportunity Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 28, 2016

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2016.

The Portfolio designated and paid approximately $45,283,000 as a long-term capital gain distribution.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to nonaffiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (72) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				90

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (63) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	91	Director of various non-profit organizations.
Nancy C. Everett (61) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	91

Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (59) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	91

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (67) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	91	Director of NVR, Inc. (home construction).
Joseph J. Kearns (74) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	93	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (58) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				90	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (56) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Management Director, JPMorgan Asset Management (2013-2016); President, JPMorgan Funds (2010-2013), Chief Administrative Officer, JPMorgan Funds (2004-2010), Treasurer, JPMorgan Funds (2003-2004, 2008-2010), and Vice President and Board Liaison, JPMorgan Funds (2001-2004); Managing Director, J.P. Morgan Investment Management Inc. (2001-2013); Vice President of Finance, Pierpont Group (1996-2001); Vice President, Bank of New York (1995-1996); Senior Audit Manager, Price Waterhouse, LLP (1982-1995).	91	None.
Michael E. Nugent (80) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	92	None.
W. Allen Reed (69) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	91	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (84) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	92	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2016) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (53) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (51) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (49) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

37

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, 100 F Street, NE, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Portfolio of Morgan Stanley Institutional Fund, Inc., which describes in detail the Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2017 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGOANN
1698208 EXP. 02.28.18

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Global Quality Portfolio

Annual Report

December 31, 2016

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	8
Statement of Assets and Liabilities	9
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	26
Federal Tax Notice	27
Privacy Notice	28
Director and Officer Information	31

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Portfolio of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Portfolio, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Global Quality Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2017

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Expense Example (unaudited)

Global Quality Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/16	Actual Ending Account Value 12/31/16	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Quality Portfolio Class I	$1,000.00	$995.80	$1,020.11	$5.02	$5.08	1.00	%***
Global Quality Portfolio Class A	1,000.00	993.80	1,018.35	6.77	6.85	1.35	***
Global Quality Portfolio Class L	1,000.00	992.10	1,015.94	9.16	9.27	1.83	***
Global Quality Portfolio Class C	1,000.00	990.30	1,014.58	10.51	10.63	2.10	***
Global Quality Portfolio Class IS	1,000.00	995.60	1,020.36	4.77	4.82	0.95	***

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

***  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Investment Overview (unaudited)

Global Quality Portfolio

The Portfolio seeks long-term capital appreciation.

Performance

For the year ended December 31, 2016, the Portfolio's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 4.20%, net of fees. The Portfolio's Class I shares underperformed the Portfolio's benchmark, the MSCI World Index (the "Index"), which returned 7.51%.

Factors Affecting Performance

•  After all was said and done, the MSCI World Index ended the year up 7.5% in U.S. dollar ("USD") terms (+9.0% local). The commodity markets fared best, with Canada up 25% in USD, Norway gaining 13% and Australia 11%.(i) The U.S. was also comfortably ahead of the index (+11%). Core Europe was only up mildly, with France and the Netherlands each up +5% in USD and 8% in euros. Japan was up 2% in USD but down 1% in yen, while the U.K. was flat in dollars, but up a mighty 19% in wilting sterling. Peripheral Europe lagged the Index, with Spain off 1%, Ireland down 7% and Italy down 10% in USD despite a late-year rally. It was a decent year for emerging markets, up 11% in USD and 10% in local currency, as measured by the MSCI Emerging Markets Index. The stars were Brazil (up 66%) and Russia (up 55%).

•  Overall 2016 saw the commodity complex doing best, with energy up +27% and materials up +22%, and the cyclical industrials (+13%), financials (+12%) and information technology (+11%) also beating the Index. Consumer discretionary lagged a little, up only 3%, but the other strugglers were the defensives. Utilities and telecommunications (both +6%) were close to the overall Index performance, but consumer staples was only up 2% and health care actually fell 7%. The real story was that it was a year of two very different halves, with, what we consider, high quality ruling the first half and lower quality dominating the second half. Consumer staples was 8% ahead of the market in the first half but 13% behind in the second half, while financials was 9% behind in the first half, but 15% ahead in second half.

•  For the Portfolio, for 2016 as a whole, sector allocation was significantly negative, thanks to the major overweight in the consumer staples sector, the absence from the energy sector and minimal holdings in the materials sector. Stock selection was a positive, thanks to outperformance in consumer staples, information technology and health care, but it was not enough to match the sector effect.

•  Top absolute contributors to the Portfolio's performance for the year were Reynolds American, Altria Group and Microsoft. Top absolute detractors for the period were Novartis, Roche Holding and Nike.(ii)

Management Strategies

•  The defining feature of the second half of 2016 has been the massive rally in value stocks (and a balancing de-rating of defensives) given an extra boost in the fourth quarter by the election of President-elect Trump. Executing an effortless hand-brake turn, it appears that the market has effectively reassessed the global outlook from one of sluggish growth and disinflation to one of reflation and rising growth. We believe the market is clearly hoping that fiscal policy will now drive reflation (i.e., growth and inflation) after monetary policy failed to do so. After years of deadlock, America now seems to be getting an executive that can likely get laws through Congress (for better or worse) as Trump and the Republican establishment decide that on balance they probably despise each other less than they hate the Democrats. This means that the U.S. may use fiscal policy where it previously over-used monetary policy in the face of political gridlock. Whether it works or not or has the desired outcomes is of course another question.

•  We believe low expectations may well help Trump and should not obscure his biggest potential long-term opportunity — to sort out the U.S. taxation system, which has incentivized U.S. companies to invest outside America.

•  Cutting personal and corporate tax rates should provide a stimulus to the economy, and in the case

(i)  Country, region and sector performance data from FactSet.

(ii)  The information contained in this overview regarding specific securities is for informational purposes only and should not be construed as a recommendation to purchase or sell the securities mentioned.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Investment Overview (unaudited) (cont'd)

Global Quality Portfolio

of some domestically focused U.S. companies, could significantly boost post-tax earnings. However, there are a series of provisos. Many U.S. corporates already have a tax rate well below the headline 35% rate,(iii) either because of foreign income or assorted loopholes, while the proposed border adjustment tax brings risks of trade wars. The hopes of a resultant capital expenditure surge may be overstated in the short term, particularly in the case of the piles of overseas cash held by tech companies, as they are not exactly cash-constrained at present. However, longer-term, a border adjustment tax, if actually implemented, could be a game changer if the rest of the world, and particularly China, puts up with the U.S. joining the global tax arbitrage game rather than risking hard tariffs.

•  Looking at the macro side, the personal tax cuts seem to be heavily skewed to higher earners (as opposed to those on lower incomes who put reportedly helped Trump in the White House), which may limit the macro impact given the wealthy's higher propensity to save rather than spend. However, the state of the economic cycle may be more of a problem. U.S. unemployment is already under 5%,(iv) and rising wages, while positive for demand, could well put significant pressures on corporate margins, potentially wiping out the taxation gains in many cases where companies lack pricing power. It could well also push the Federal Reserve to tighten faster than expected.

•  The market assumption that there will be reflation via fiscal policy outside the U.S. looks particularly dangerous. In Europe, the Germans are critical of the European Union agreeing to use fiscal policy (or at least, relax current fiscal constraints on individual countries) to reflate and we see next to no chance of a significant move in 2017. Mrs. Merkel wants to be re-elected in September 2017 and may therefore be extremely reluctant to give further ammunition to the euro-skeptic German AfD (Alternative for Germany) party, which has seen substantial state election gains in 2016 following Merkel's unpopular refugee policy. In Japan, there has been a history of reflation via fiscal policy, but the government has yet to cross the Rubicon of the Bank of Japan backing effectively unlimited government fiscal expenditure rather than merely tethering bond yields to circa 0%. Of all developed countries, Japan is probably closest to crossing this Rubicon due to its dire government debt situation, but will probably be cautious about doing so as it would almost certainly blow up the yen.

•  Overall, we do not yet see a significant inflationary threat. The rise in commodity prices is likely to feed through over the next year, and there are the classic late-cycle pressures in the U.S. through increasing labor costs. However, there are still substantial deflationary forces in the system, given the enormous overhang of debt in the world and the impacts of technology. There has already been a transfer of $3 trillion of value from the bond market to the equity market,(v) and Trump has not always been a friend of debt holders during his business career, but a severe bond rout looks unlikely.

•  We do worry that the market is too sanguine on political risk. The biggest single worry is Trump doing something crazy (via executive order or tweet) on foreign policy or trade. The next biggest worry is European politics. In 2017, Europe is facing elections in the Netherlands, France and Germany and a potential early election in Italy. Each of these has potential existential risk for the eurozone if they follow the political playbook of Brexit or Trump. While it is likely that the status quo will just about scrape by in each country, it is far from clear that it will manage a clean sweep. If any one of these elections creates existential threats for Europe, we expect stock market fireworks in 2017. At a more fundamental level, it is far from clear that the sustained global howl of rage at the financial and political elites should be positive for asset prices.

(iii)  Source: U.S. Government Accountability Office Report to the Ranking Member, Committee on the Budget, U.S. Senate, "Corporate Income Tax: Most Large Profitable U.S. Corporations Paid Tax but Effective Tax Rates Differed Significantly from the Statutory Rate," GAO-16-363, March 2016.

(iv)  Source: Bureau of Labor Statistics, December 2016

(v)  Source: Deutsche Bank Research, December 20, 2016

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Investment Overview (unaudited) (cont'd)

Global Quality Portfolio

•  Any update from us these days would not be complete without a moan about valuations. The MSCI World Index is trading at over 16x estimated 2017 earnings, which are themselves assumed to be up a healthy 13% on the 2016 earnings, with the U.S. more than a turn higher than that.(vi) This does not seem to offer a sufficient margin of safety given the myriad risks we have mentioned above, even before considering how the "adjusted" earnings are inflated versus the official GAAP/IFRS (Generally Accepted Accounting Principles/International Financial Reporting Standards) numbers these days. The Schiller Price-Earnings (P/E), which attempts to control for the business cycle by using a 10-year average for earnings, is now at 28x for the U.S., only beaten during the Tech-Media-Telecom boom and the late 1920s bubble.(vi)

•  While the overall level of valuations is demanding, the sector rotation over the last six months has left the two highest-quality sectors, consumer staples and health care, looking attractive in relative terms. The consumer staples premium to MSCI World Index has halved over the period from 31% to 15%, and is lower still than that in free cash flow terms, while health care, very unusually, is trading at a 10% discount to the market, although, in our view, the threat of significant drug pricing reform in the U.S., had Clinton won, has been replaced by the threat of occasional threatening tweets under Trump.(vi) While it is very possible that the Trump rally and rotation has further to run, these two sectors look reasonably priced in absolute terms, and attractive in relative returns given their historically defensive stability and high returns on capital.

(vi)  Source: FactSet, December 31, 2016

*  Minimum Investment for Class I shares

**  Commenced Operations on August 30, 2013.

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C and IS shares will vary from the performance of Class I shares based upon their different inception dates and will be impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the MSCI World Index(1) and the Lipper Global Large-Cap Growth Funds Index(2)

	Period Ended December 31, 2016 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(7)
Portfolio — Class I Shares w/o sales charges(4)	4.20%	—	—	7.43%
Portfolio — Class A Shares w/o sales charges(4)	3.83	—	—	7.08
Portfolio — Class A Shares with maximum 5.25% sales charges(4)	–1.61	—	—	5.37
Portfolio — Class L Shares w/o sales charges(4)	3.31	—	—	6.54
Portfolio — Class C Shares w/o sales charges(6)	3.06	—	—	1.74
Portfolio — Class C Shares with maximum 1.00% deferred sales charges(6)	2.12	—	—	1.74
Portfolio — Class IS Shares w/o sales charges(5)	4.17	—	—	6.65
MSCI World Index	7.51	—	—	7.38
Lipper Global Large-Cap Growth Funds Index	2.91	—	—	6.40

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Investment Overview (unaudited) (cont'd)

Global Quality Portfolio

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)  The MSCI World Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Index currently consists of 23 developed market country indices. The performance of the Index is listed in US dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Global Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Large-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Global Large-Cap Growth Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on August 30, 2013.

(5)  Commenced offering on September 13, 2013.

(6)  Commenced offering on April 30, 2015.

(7)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Portfolio, not the inception of the Index.

7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Portfolio of Investments

Global Quality Portfolio

	Shares	Value (000)
Common Stocks (99.1%)
France (8.6%)
L'Oreal SA	2,577	$470
Pernod Ricard SA	1,842	200
Sanofi	1,493	121
		791
Germany (4.9%)
Bayer AG (Registered)	1,613	169
SAP SE	3,284	286
		455
Hong Kong (1.0%)
AIA Group Ltd.	16,200	91
Netherlands (2.9%)
Priceline Group, Inc. (The) (a)	132	194
RELX N.V.	4,535	76
		270
Switzerland (8.6%)
Nestle SA (Registered)	2,801	201
Novartis AG (Registered)	4,939	359
Roche Holding AG (Genusschein)	998	228
		788
United Kingdom (20.7%)
British American Tobacco PLC	5,103	291
Experian PLC	2,917	56
GlaxoSmithKline PLC	17,299	333
Prudential PLC	7,041	141
Reckitt Benckiser Group PLC	6,902	586
RELX PLC	6,594	118
Unilever PLC	9,215	374
		1,899
United States (52.4%)
Accenture PLC, Class A	3,185	373
Alphabet, Inc., Class A (a)	573	454
Altria Group, Inc.	5,147	348
Automatic Data Processing, Inc.	2,474	254
Coca-Cola Co.	2,975	123
Danaher Corp.	1,534	119
International Flavors & Fragrances, Inc.	785	93
Intuit, Inc.	510	58
Johnson & Johnson	2,289	264
Microsoft Corp.	8,997	559
Moody's Corp.	480	45
Nielsen Holdings PLC	4,411	185
NIKE, Inc., Class B	5,938	302
Philip Morris International, Inc.	2,011	184
Reynolds American, Inc.	6,011	337
Time Warner, Inc.	1,062	103
Twenty-First Century Fox, Inc., Class A	8,027	225
Twenty-First Century Fox, Inc., Class B	7,647	208
	Shares	Value (000)
Visa, Inc., Class A	3,878	$303
Walt Disney Co. (The)	2,725	284
		4,821
Total Common Stocks (Cost $8,265)		9,115
Short-Term Investment (0.5%)
Investment Company (0.5%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $46)	46,192	46
Total Investments (99.6%) (Cost $8,311) (b)		9,161
Other Assets in Excess of Liabilities (0.4%)		38
Net Assets (100.0%)		$9,199

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Portfolio's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  At December 31, 2016, the aggregate cost for federal income tax purposes is approximately $8,525,000. The aggregate gross unrealized appreciation is approximately $805,000 and the aggregate gross unrealized depreciation is approximately $169,000, resulting in net unrealized appreciation of approximately $636,000.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	21.7%
Pharmaceuticals	16.1
Tobacco	12.7
Information Technology Services	10.1
Software	9.9
Personal Products	9.2
Media	8.9
Household Products	6.4
Internet Software & Services	5.0
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Global Quality Portfolio

Statement of Assets and Liabilities	December 31, 2016 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $8,265)	$9,115
Investment in Security of Affiliated Issuer, at Value (Cost $46)	46
Total Investments in Securities, at Value (Cost $8,311)	9,161
Foreign Currency, at Value (Cost $14)	14
Receivable for Investments Sold	124
Receivable for Portfolio Shares Sold	98
Tax Reclaim Receivable	32
Dividends Receivable	17
Due from Adviser	13
Receivable from Affiliate	—	@
Other Assets	32
Total Assets	9,491
Liabilities:
Payable for Portfolio Shares Redeemed	133
Payable for Investments Purchased	98
Payable for Professional Fees	40
Payable for Custodian Fees	9
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class L	1
Payable for Distribution and Shareholder Services Fees — Class C	1
Payable for Transfer Agency Fees — Class I	—	@
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class IS	—	@
Payable for Administration Fees	1
Payable for Sub Transfer Agency Fees — Class I	—	@
Payable for Sub Transfer Agency Fees — Class A	—	@
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Other Liabilities	8
Total Liabilities	292
Net Assets	$9,199
Net Assets Consist of:
Paid-in-Capital	$8,526
Accumulated Undistributed Net Investment Income	4
Distributions in Excess of Net Realized Gain	(178)
Unrealized Appreciation (Depreciation) on:
Investments	850
Foreign Currency Translations	(3)
Net Assets	$9,199

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Global Quality Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2016 (000)
CLASS I:
Net Assets	$3,993
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	369,300
Net Asset Value, Offering and Redemption Price Per Share	$10.81
CLASS A:
Net Assets	$2,182
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	202,206
Net Asset Value, Redemption Price Per Share	$10.79
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.60
Maximum Offering Price Per Share	$11.39
CLASS L:
Net Assets	$2,194
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	203,983
Net Asset Value, Offering and Redemption Price Per Share	$10.76
CLASS C:
Net Assets	$819
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	76,798
Net Asset Value, Offering and Redemption Price Per Share	$10.67
CLASS IS:
Net Assets	$11
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	973
Net Asset Value, Offering and Redemption Price Per Share	$10.81

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Global Quality Portfolio

Statement of Operations	Year Ended December 31, 2016 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $14 of Foreign Taxes Withheld)	$303
Dividends from Security of Affiliated Issuer (Note G)	— @
Total Investment Income	303
Expenses:
Advisory Fees (Note B)	102
Professional Fees	84
Registration Fees	65
Shareholder Services Fees — Class A (Note D)	6
Distribution and Shareholder Services Fees — Class L (Note D)	18
Distribution and Shareholder Services Fees — Class C (Note D)	8
Custodian Fees (Note F)	18
Transfer Agency Fees — Class I (Note E)	2
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	2
Administration Fees (Note C)	10
Shareholder Reporting Fees	9
Pricing Fees	6
Directors' Fees and Expenses	3
Sub Transfer Agency Fees — Class I	1
Sub Transfer Agency Fees — Class A	1
Sub Transfer Agency Fees — Class L	1
Sub Transfer Agency Fees — Class C	— @
Other Expenses	12
Total Expenses	354
Waiver of Advisory Fees (Note B)	(102)
Expenses Reimbursed by Adviser (Note B)	(65)
Reimbursement of Class Specific Expenses — Class C (Note B)	(1)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(— @)
Reimbursement of Custodian Fees (Note F)	(23)
Net Expenses	161
Net Investment Income	142
Realized Gain (Loss):
Investments Sold	570
Foreign Currency Transactions	(9)
Net Realized Gain	561
Change in Unrealized Appreciation (Depreciation):
Investments	(79)
Foreign Currency Translations	1
Net Change in Unrealized Appreciation (Depreciation)	(78)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	483
Net Increase in Net Assets Resulting from Operations	$625

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Global Quality Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2016 (000)	Year Ended December 31, 2015 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$142	$215
Net Realized Gain	561	614
Net Change in Unrealized Appreciation (Depreciation)	(78)	250
Net Increase in Net Assets Resulting from Operations	625	1,079
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(80)	(172)
Net Realized Gain	(397)	(324)
Class A:
Net Investment Income	(29)	(39)
Net Realized Gain	(164)	(95)
Class L:
Net Investment Income	(20)	(19)
Net Realized Gain	(174)	(84)
Class C:
Net Investment Income	(7)	(6)
Net Realized Gain	(66)	(19)
Class IS:
Net Investment Income	(— @)	(— @)
Net Realized Gain	(1)	(— @)
Total Distributions	(938)	(758)
Capital Share Transactions:(1)
Class I:
Subscribed	1,322	6,500
Distributions Reinvested	281	392
Redeemed	(6,116)	(13,182)
Class A:
Subscribed	222	715
Distributions Reinvested	182	129
Redeemed	(1,345)	(2,004)
Class L:
Exchanged	13	—
Subscribed	—	281
Distributions Reinvested	184	99
Redeemed	(733)	(281)
Class C:
Subscribed	251	661 *
Distributions Reinvested	72	25 *
Redeemed	(105)	(16)*
Net Decrease in Net Assets Resulting from Capital Share Transactions	(5,772)	(6,681)
Total Decrease in Net Assets	(6,085)	(6,360)
Net Assets:
Beginning of Period	15,284	21,644
End of Period (Including Accumulated Undistributed Net Investment Income of $4 and $7)	$9,199	$15,284

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Global Quality Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2016 (000)	Year Ended December 31, 2015 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	114	551
Shares Issued on Distributions Reinvested	25	34
Shares Redeemed	(516)	(1,124)
Net Decrease in Class I Shares Outstanding	(377)	(539)
Class A:
Shares Subscribed	20	61
Shares Issued on Distributions Reinvested	16	11
Shares Redeemed	(118)	(170)
Net Decrease in Class A Shares Outstanding	(82)	(98)
Class L:
Shares Exchanged	1	—
Shares Subscribed	—	25
Shares Issued on Distributions Reinvested	17	8
Shares Redeemed	(65)	(24)
Net Increase (Decrease) in Class L Shares Outstanding	(47)	9
Class C:
Shares Subscribed	22	56 *
Shares Issued on Distributions Reinvested	7	2 *
Shares Redeemed	(10)	(1)*
Net Increase in Class C Shares Outstanding	19	57

@  Amount is less than $500.

*  For the period April 30, 2015 through December 31, 2015.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

Global Quality Portfolio

	Class I
	Year Ended December 31,						Period from August 30, 2013(2) to
Selected Per Share Data and Ratios:	2016(1)		2015		2014		December 31, 2013
Net Asset Value, Beginning of Period	$11.43		$11.34		$11.28		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (3)	0.17		0.15		0.17		(0.00	)(4)
Net Realized and Unrealized Gain	0.29		0.46		0.13		1.28
Total from Investment Operations	0.46		0.61		0.30		1.28
Distributions from and/or in Excess of:
Net Investment Income	(0.20)		(0.18)		(0.13)		—
Net Realized Gain	(0.88)		(0.34)		(0.11)		—
Total Distributions	(1.08)		(0.52)		(0.24)		—
Net Asset Value, End of Period	$10.81		$11.43		$11.34		$11.28
Total Return (5)	4.20%		5.27%		2.66%		12.80	%(9)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,993		$8,531		$14,579		$7,440
Ratio of Expenses to Average Net Assets (11)	0.99	%(6)	0.97	%(6)	1.11	%(6)(7)	1.19	%(6)(10)
Ratio of Net Investment Income (Loss) to Average Net Assets (11)	1.46	%(6)	1.26	%(6)	1.49	%(6)	(0.12	)%(6)(10)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.01	%(10)
Portfolio Turnover Rate	35%		61%		31%		8	%(9)
(11) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.45%		2.21%		2.34%		4.86	%(10)
Net Investment Income (Loss) to Average Net Assets	(0.00	)%(8)	0.02%		0.26%		(3.79	)%(10)

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Operations.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Effective October 1, 2014, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.00% for Class I shares. Prior to October 1, 2014, the maximum ratio was 1.20% for Class I shares.

(8)  Amount is less than 0.005%.

(9)  Not Annualized.

(10)  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

Global Quality Portfolio

	Class A
	Year Ended December 31,						Period from August 30, 2013(2) to
Selected Per Share Data and Ratios	2016(1)		2015		2014		December 31, 2013
Net Asset Value, Beginning of Period	$11.40		$11.32		$11.27		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (3)	0.11		0.11		0.12		(0.02)
Net Realized and Unrealized Gain	0.32		0.45		0.14		1.29
Total from Investment Operations	0.43		0.56		0.26		1.27
Distributions from and/or in Excess of:
Net Investment Income	(0.16)		(0.14)		(0.10)		—
Net Realized Gain	(0.88)		(0.34)		(0.11)		—
Total Distributions	(1.04)		(0.48)		(0.21)		—
Net Asset Value, End of Period	$10.79		$11.40		$11.32		$11.27
Total Return (4)	3.83%		4.91%		2.34%		12.70	%(8)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,182		$3,246		$4,331		$1,612
Ratio of Expenses to Average Net Assets (10)	1.33	%(5)	1.30	%(5)	1.40	%(5)(6)	1.54	%(5)(9)
Ratio of Net Investment Income (Loss) to Average Net Assets (10)	0.98	%(5)	0.98	%(5)	1.03	%(5)	(0.45	)%(5)(9)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.01	%(9)
Portfolio Turnover Rate	35%		61%		31%		8	%(8)
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.85%		2.52%		2.62%		5.00	%(9)
Net Investment Loss to Average Net Assets	(0.54)%		(0.24)%		(0.19)%		(3.91	)%(9)

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Operations.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective October 1, 2014, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratios of 1.35% for Class A shares. Prior to October 1, 2014, the maximum ratio was 1.55% for Class A shares.

(7)  Amount is less than 0.005%.

(8)  Not Annualized.

(9)  Annualized.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

Global Quality Portfolio

	Class L
	Year Ended December 31,						Period from August 30, 2013(2) to
Selected Per Share Data and Ratios	2016(1)		2015		2014		December 31, 2013
Net Asset Value, Beginning of Period	$11.37		$11.29		$11.25		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (3)	0.06		0.05		0.06		(0.03)
Net Realized and Unrealized Gain	0.31		0.45		0.14		1.28
Total from Investment Operations	0.37		0.50		0.20		1.25
Distributions from and/or in Excess of:
Net Investment Income	(0.10)		(0.08)		(0.05)		—
Net Realized Gain	(0.88)		(0.34)		(0.11)		—
Total Distributions	(0.98)		(0.42)		(0.16)		—
Net Asset Value, End of Period	$10.76		$11.37		$11.29		$11.25
Total Return (4)	3.31%		4.49%		1.74%		12.50	%(8)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,194		$2,848		$2,723		$962
Ratio of Expenses to Average Net Assets (10)	1.81	%(5)	1.81	%5)	1.93	%(5)(6)	2.04	%(5)(9)
Ratio of Net Investment Income (Loss) to Average Net Assets (10)	0.52	%(5)	0.46	%(5)	0.55	%(5)	(0.80	)%(5)(9)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.01	%(9)
Portfolio Turnover Rate	35%		61%		31%		8	%(8)
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.35%		3.06%		3.15%		6.27	%(9)
Net Investment Loss to Average Net Assets	(1.02)%		(0.79)%		(0.67)%		(5.03	)%(9)

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Operations.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective October 1, 2014, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratios of 1.85% for Class L shares. Prior to October 1, 2014, the maximum ratio was 2.05% for Class L shares.

(7)  Amount is less than 0.005%.

(8)  Not Annualized.

(9)  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

Global Quality Portfolio

	Class C
Selected Per Share Data and Ratios	Year Ended December 31, 2016(1)		Period from April 30, 2015(2) to December 31, 2015
Net Asset Value, Beginning of Period	$11.30		$11.77
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (3)	0.02		(0.03)
Net Realized and Unrealized Gain	0.32		0.02
Total from Investment Operations	0.34		(0.01)
Distributions from and/or in Excess of:
Net Investment Income	(0.09)		(0.12)
Net Realized Gain	(0.88)		(0.34)
Total Distributions	(0.97)		(0.46)
Net Asset Value, End of Period	$10.67		$11.30
Total Return (4)	3.06%		(0.13	)%(8)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$819		$648
Ratio of Expenses to Average Net Assets (9)	2.10	%(5)	2.10	%(5)(7)
Ratio of Net Investment Income (Loss) to Average Net Assets (9)	0.17	%(5)	(0.39	)%(5)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(7)	0.00	%(6)(7)
Portfolio Turnover Rate	35%		61%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	3.83%		3.80	%(7)
Net Investment Loss to Average Net Assets	(1.56)%		(2.09	)%(7)

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Amount is less than 0.005%.

(7)  Annualized.

(8)  Not Annualized.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

Global Quality Portfolio

	Class IS
	Year Ended December 31,						Period from September 13, 2013(2) to
Selected Per Share Data and Ratios	2016(1)		2015		2014		December 31, 2013
Net Asset Value, Beginning of Period	$11.43		$11.34		$11.28		$10.28
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (3)	0.16		0.16		0.17		(0.00	)(4)
Net Realized and Unrealized Gain	0.31		0.45		0.13		1.00
Total from Investment Operations	0.47		0.61		0.30		1.00
Distributions from and/or in Excess of:
Net Investment Income	(0.21)		(0.18)		(0.13)		—
Net Realized Gain	(0.88)		(0.34)		(0.11)		—
Total Distributions	(1.09)		(0.52)		(0.24)		—
Net Asset Value, End of Period	$10.81		$11.43		$11.34		$11.28
Total Return (5)	4.17%		5.38%		2.67%		9.73	%(9)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$11		$11		$11		$11
Ratio of Expenses to Average Net Assets (11)	0.95	%(6)	0.95	%(6)	1.10	%(6)(7)	1.15	%(6)(10)
Ratio of Net Investment Income (Loss) to Average Net Assets (11)	1.35	%(6)	1.31	%(6)	1.51	%(6)	(0.10	)%(6)(10)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.00	%(8)(10)
Portfolio Turnover Rate	35%		61%		31%		8	%(8)
(11) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	19.36%		16.35%		19.72%		9.57	%(10)
Net Investment Loss to Average Net Assets	(17.06)%		(14.09)%		(17.11)%		(8.52	)%(10)

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Effective October 1, 2014, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.95% for Class IS shares. Prior to October 1, 2014, the maximum ratio was 1.15% for Class IS shares.

(8)  Amount is less than 0.005%.

(9)  Not Annualized.

(10)  Annualized.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-nine separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Quality Portfolio. The Portfolio seeks long-term capital appreciation.

The Portfolio offers five classes of shares — Class I, Class A, Class L, Class C and Class IS. On April 30, 2015, the Portfolio suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Fund's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (together, the "Sub-Advisers"), each a whole owned subsidiary of Morgan Stanley, determine that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2016.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Beverages	$323	$—	$—	$323
Capital Markets	45	—	—	45
Chemicals	93	—	—	93
Food Products	201	—	—	201
Health Care Equipment & Supplies	119	—	—	119
Household Products	586	—	—	586
Information Technology Services	930	—	—	930
Insurance	232	—	—	232
Internet & Direct Marketing Retail	194	—	—	194
Internet Software & Services	454	—	—	454
Media	820	—	—	820
Personal Products	844	—	—	844
Pharmaceuticals	1,474	—	—	1,474
Professional Services	435	—	—	435
Software	903	—	—	903
Textiles, Apparel & Luxury Goods	302	—	—	302
Tobacco	1,160	—	—	1,160
Total Common Stocks	9,115	—	—	9,115
Short-Term Investment
Investment Company	46	—	—	46
Total Assets	$9,161	$—	$—	$9,161

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2016, securities with a total value of approximately $4,009,000 transferred from Level 2 to Level 1. Securities that were valued using other significant observable inputs at December 31, 2015 were valued using unadjusted quoted prices at December 31, 2016. At December 31, 2015, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

5.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

6.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.80%	0.75%	0.70%

For the year ended December 31, 2016, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.00% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares, 1.35% for Class A shares, 1.85% for Class L shares, 2.10% for Class C shares and 0.95% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Portfolio's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2016, approximately $102,000 of advisory fees were waived and approximately $68,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Advisers, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Portfolio with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and Sub-Advisers and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

In December 2015, the Fund's Custodian announced that it had identified inconsistencies in the way in which clients were invoiced for out-of-pocket expenses from 1998 until November 2015. The dollar amount difference between what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The Custodian reimbursed the Portfolio directly, which was recognized as a change in accounting estimate and was reflected as "Reimbursement of Custodian Fees" in the Statement of Operations. Pursuant to the expense limitations described in Note B, the Portfolio has experienced waiver of advisory fees during the current period. Accordingly, the reimbursement of out-of-pocket custodian expenses in the current period resulted in the reduction in the current period expenses reimbursed by Adviser.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2016, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $4,320,000 and $10,356,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2016.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2016, advisory fees paid were

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

reduced by less than $500 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2016 is as follows:

Value December 31, 2015 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)		Value December 31, 2016 (000)
$309	$4,921	$5,184	$—	@	$46

@ Amount is less than $500.

The Portfolio is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2016, the Portfolio did not engage in any cross-trade transactions.

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2016, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2016 and 2015 was as follows:

2016 Distributions Paid From:		2015 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$281	$655	$237	$522

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, resulted in the following reclassifications among the components of net assets at December 31, 2016:

Accumulated Undistributed Net Investment Income (000)	Distributions in Excess of Net Realized Gain (000)	Paid-in- Capital (000)
$(9)	$9	$—

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

At December 31, 2016, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$4	$36

Qualified late year losses are capital losses, including currency losses, incurred after October 31 but within the taxable year that, if elected, are deemed to arise on the first day of the Portfolio's next taxable year. For the year ended December 31, 2016, the Portfolio deferred to January 1, 2017 for U.S. federal income tax purposes the following losses:

Qualified Late Year Ordinary Losses (000)	Post-October Capital Losses (000)
$—	$—	@

@ Amount is less than $500.

I. Credit Facility: As of April 4, 2016, the Fund and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "facility") with State Street. This facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or one month libor rate plus a spread. The facility also has a commitment fee of 0.25% per annum based on the unused portion of the facility. During the year ended December 31, 2016, the Portfolio did not have any borrowings under the facility.

J. Other: At December 31, 2016, the Portfolio had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 32.0%.

K. Accounting Pronouncements: In December 2016, FASB issued Accounting Standards update 2016-19 — Technical Corrections and Improvements ("ASU 2016-19"), which is effective for interim periods for all entities beginning after December 15, 2016. ASU 2016-19 includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. That amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. Although still evaluating the potential impacts of ASU 2016-19 to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

In October 2016, the Securities and Exchange Commission ("SEC") issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the Portfolio's net assets or results of operations. Although still evaluating the potential impacts of the Investment Company Reporting Modernization to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Global Quality Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Global Quality Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2016, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Global Quality Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 28, 2017

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2016. For corporate shareholders, 38.9% of the dividends qualified for the dividends received deduction.

The Portfolio designated and paid approximately $655,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2016. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of approximately $295,000 as taxable at this lower rate.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to nonaffiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday-Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (72) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				90

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (63) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	91	Director of various non-profit organizations.
Nancy C. Everett (61) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	91

Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (59) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	91

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (67) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	91	Director of NVR, Inc. (home construction).
Joseph J. Kearns (74) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	93	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (58) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub- Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				90	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (56) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Management Director, JPMorgan Asset Management (2013-2016); President, JPMorgan Funds (2010-2013), Chief Administrative Officer, JPMorgan Funds (2004-2010), Treasurer, JPMorgan Funds (2003-2004, 2008-2010), and Vice President and Board Liaison, JPMorgan Funds (2001-2004); Managing Director, J.P. Morgan Investment Management Inc. (2001-2013); Vice President of Finance, Pierpont Group (1996-2001); Vice President, Bank of New York (1995-1996); Senior Audit Manager, Price Waterhouse, LLP (1982-1995).	91	None.
Michael E. Nugent (80) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	92	None.
W. Allen Reed (69) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	91	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (84) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	92	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2016) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (53) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (51) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (49) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Advisers

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, 100 F Street, NE, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Portfolio of Morgan Stanley Institutional Fund, Inc., which describes in detail the Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

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Printed in U.S.A.
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Morgan Stanley Investment Management Inc.
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© 2017 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGQANN
1695736 EXP. 02.28.18

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Global Real Estate Portfolio

Annual Report

December 31, 2016

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	8
Statement of Assets and Liabilities	11
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	16
Notes to Financial Statements	21
Report of Independent Registered Public Accounting Firm	29
Federal Tax Notice	30
Privacy Notice	31
Director and Officer Information	34

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Portfolio of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Portfolio, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Global Real Estate Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2017

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Expense Example (unaudited)

Global Real Estate Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/16	Actual Ending Account Value 12/31/16	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Real Estate Portfolio Class I	$1,000.00	$967.90	$1,019.96	$5.10	$5.23	1.03	%***
Global Real Estate Portfolio Class A	1,000.00	967.30	1,018.25	6.77	6.95	1.37	***
Global Real Estate Portfolio Class L	1,000.00	964.70	1,015.84	9.14	9.37	1.85	***
Global Real Estate Portfolio Class C	1,000.00	962.90	1,014.33	10.61	10.89	2.15	***
Global Real Estate Portfolio Class IS	1,000.00	969.10	1,020.31	4.75	4.88	0.96	***

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

***  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period.

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Investment Overview (unaudited)

Global Real Estate Portfolio

The Portfolio seeks to provide current income and capital appreciation.

Performance

For the year ended December 31, 2016, the Portfolio's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 3.42%, net of fees. The Portfolio's Class I shares underperformed against the Portfolio's benchmark, the FTSE EPRA/NAREIT Developed Real Estate Index — Net Total Return to U.S. Investors (the "Index"), which returned 4.67%, and underperformed the MSCI World Net Index, which returned 7.51%.

Factors Affecting Performance

•  The global real estate securities market gained 4.7% during the 12-month period ending December 31, 2016, as measured by the Index. North America and Asia outperformed the global average, and Europe significantly underperformed the global average.

•  Property stocks in the U.S., measured by the FTSE EPRA/NAREIT U.S. Index, experienced the strongest gains over the period with a U.S. dollar ("USD") return of 7.6%,(i) as the sector has been a beneficiary of the low interest rate environment for most of the year. There was a partial reversal of the lower-for-longer investment theme toward the end of the period following the U.S. election in November, but the sector rallied in December amid building enthusiasm for better economic growth. Property stocks in Asia, measured by the FTSE EPRA/NAREIT Developed Asia Index, gained 6.1% in USD terms,(i) driven by particular strength in the Asian real estate investment trust ("REIT") markets, which benefited from strong investor demand for yield investments. Property stocks in Europe declined 7.3% in USD terms as measured by the FTSE EPRA/NAREIT Developed Europe Index(1) primarily driven by significant weakness in the U.K. due to the outcome of the Brexit vote and resultant prolonged period of uncertainty, as well as the associated depreciation of the pound.

•  The Portfolio underperformed during the year primarily due to performance during the first half of 2016, where there was investor preference for yield-oriented stocks and/or market segments with perceived defensive characteristics, irrespective of underlying valuations (which included the Japan REIT sector, U.S. net lease and health care sectors, German residential sector, Australia and Canada). Investors also appeared to rotate away from segments where cash flows were viewed as more economically sensitive despite trading at very attractive discounted valuations (which included the U.S. apartment and lodging sectors and Hong Kong, Tokyo and New York office markets). The overweight to the U.K. prior to Brexit was also a significant detractor from full-year performance due to the outcome of the vote.

•  The Portfolio outperformed in the second half of 2016 amid a partial reversal of the lower-for-longer investment theme that dominated the market in the first half of 2016, though this was not sufficient to offset the underperformance in the first half of the year.

•  Performance within the Asian and European regional portfolios detracted from relative performance. Top-down global allocation modestly contributed, due to the underweight to Europe. In Asia, stock selection in Japan (overweight to Japan real estate operating companies, or REOCs, and underweight to Japan REITs) and Hong Kong detracted from the Portfolio's relative performance. In Europe, the Portfolio benefited from the overweight to Norway and stock selection in Sweden; but this was more than offset by the negative effect of the overweight to the U.K. and underweight to Germany. In the U.S., the Portfolio benefited from the overweight to and stock selection within the hotel sector and stock selection in the health care sector; this was offset by relative losses from the overweight to the mall sector and underweight to the net lease, data center and industrial sectors.

Management Strategies

•  The global portfolio is comprised of three regional portfolios with a global allocation which weights each of the three major regions (North America, Europe and Asia) relative to the Index based on our view of the relative attractiveness of each region in terms of underlying real estate fundamentals and public market valuations. Moreover, each of the

(i)  Source: FTSE

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Investment Overview (unaudited) (cont'd)

Global Real Estate Portfolio

regional portfolios reflects our core investment philosophy as a real estate value investor, which results in the ownership of stocks that we believe provide the best valuation relative to their underlying real estate values, while maintaining portfolio diversification. Our company-specific research leads us to specific preferences for sub-segments within each of the property sectors and countries. For the period ended December 31, 2016, the Portfolio was overweight the Asian listed property sector, relatively neutral to the North American listed property sector, and underweight the European listed property sector.

•  In Asia, the Hong Kong REOCs continue to represent the most significant overweight, as we believe the stocks offer highly attractive value and trade at the widest discrepancy between private and public valuations among public listed global property markets. The companies traded at an average 46% discount to net asset values ("NAVs"),(ii) as share prices continued to reflect the various risks that could potentially impact operating fundamentals and did not reflect the solid recurring cash flows and asset values in the private market. The discounted valuations are further accentuated as the Hong Kong REOCs maintained very modest leverage levels. There has been strength in office market fundamentals, but continued concerns with regard to retail and residential. Commercial asset transaction activity at peak pricing has been elevated. Sentiment, which continues to be a significant driver of share price movements, became even more cautious due to macro concerns regarding China and additional residential tightening measures in Hong Kong. The Japan REOCs ended the period trading at an average 22% discount to NAVs,(ii) as currency volatility weighed on sentiment and investors remained cautious after a volatile year of policy changes. In wide contrast, the Japan REITs continued to trade at a premium of 15%,(ii) with premium valuations driven by domestic investor attraction to yield, purchases by the Bank of Japan ("BOJ") and optimism towards the success of quantitative easing measures by the BOJ. As a result, we believe the Japan REOCs offer value versus the Japan REITs and we remain overweight to the REOCs and underweight the REITs within Japan. The Portfolio was underweight Singapore and Australia on relative valuation.

•  In Europe, property stocks in the U.K. ended the period trading at an 11% discount to NAVs, with the U.K. Majors trading at a 20% discount and the London office specialists trading at a 16% discount.(ii) These discounts appear to be well in excess of expected asset value declines and reflect concerns over a prolonged period of uncertainty in the wake of the Brexit vote. To date, transaction and leasing activity have indicated these declines may be more modest than initially expected. Property stocks on the Continent ended the period trading at a 3% premium to NAVs.(ii) Share prices have been supported by monetary easing measures by the European Central Bank ("ECB") despite lackluster operating fundamentals. The Portfolio remains overweight the U.K., in particular the U.K. Majors and London office specialists, which trade at attractive discounts, and underweight the Continent due to the disparity in valuations.

•  With asset values for high-quality assets having fully recovered and now, on average, approximately 20% in excess of peak levels achieved in 2007, the U.S. ended the period trading at around par to NAVs.(ii) We see attractive value in several key property sectors with malls and New York City office trading at the most significant discounts to NAVs. However, there is a disparity in valuations as sectors with perceived defensive characteristics and/or providing higher dividends (e.g., health care, net lease) trading at significant premiums to NAVs. Excluding the health care and net lease stocks, the U.S. ended the period trading at a 4% discount to NAVs.(ii) Within the U.S., our company-specific research leads us to an overweighting in the Portfolio to a group of companies that are focused in the ownership of high quality malls, primary central business district ("CBD") office assets, apartments, and a number of out-of-favor companies and an underweighting to companies concentrated in the ownership of net lease, health care, industrial, and secondary CBD/suburban office assets. The Portfolio is underweight Canada given less attractive valuations relative to the quality and cash flow growth prospects of the companies' portfolios and relative to several key property sectors in the U.S.

•  Investment values for prime real estate assets have improved due to investors' widespread acceptance

(ii)  Source: Morgan Stanley Investment Management, as of December 31, 2016

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Investment Overview (unaudited) (cont'd)

Global Real Estate Portfolio

of low expected returns from real estate in today's low return environment, coupled with continued credit availability and low borrowing rates. Very strong capital flows to the sector have driven asset pricing to new peak levels in most prime markets. In Western markets, valuations for prime assets have largely recovered back to or in excess of peak levels achieved in 2007. In Asian markets, Hong Kong has witnessed an unusually active investment market at peak pricing due to both improved cash flows and cap rate compression whereas in Japan and Australia, asset value improvements have largely been due to cap rate compression with a modest recovery in fundamentals.

•  In Western markets, prime assets feature strong occupancy levels and rents continue to exhibit growth, although there is a trend toward decelerating rental growth in most sectors. In the U.S., operating results from various sectors demonstrated still healthy but decelerating cash flow growth, driven by modest economic growth and supply deliveries that are generally in equilibrium with tenant demand. In Europe, markets on the Continent have shown lackluster rental growth; in the U.K., there will likely be a prolonged period of uncertainty in the wake of the Brexit vote. In Asia, there has been continued strength in the Hong Kong office market featuring low vacancy levels and continued demand from Mainland Chinese financial service tenants. In contrast, the Singapore office market featured a continuation of weak rental levels due to recent new supply. In Tokyo, the office market features high occupancy levels but there is still only modest improvements in office rents. There has been an apparent stabilization in Hong Kong retail sales, which had been impaired primarily by reduced Chinese tourism spending, particularly for luxury items, which thus far resulted in relatively flattish rents in 2016 for Hong Kong malls. Operating fundamentals in the Australian retail sector have been stable.

*  Minimum Investment for Class I shares

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C and IS shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Investment Overview (unaudited) (cont'd)

Global Real Estate Portfolio

Performance Compared to the FTSE EPRA/NAREIT Developed Real Estate Index — Net Total Return to U.S. Investors(1), the MSCI World Net Index(2) and the Lipper Global Real Estate Funds Average(3)

	Period Ended December 31, 2016 Total Returns(4)
	Average Annual
	One Year	Five Years	Ten Years	Since Inception(9)
Portfolio — Class I Shares w/o sales charges(5)	3.42%	9.52%	2.03%	3.54%
Portfolio — Class A Shares w/o sales charges(5)	3.12	9.23	1.75	3.26
Portfolio — Class A Shares with maximum 5.25% sales charges(5)	–2.34	8.05	1.21	2.73
Portfolio — Class L Shares w/o sales charges(6)	2.65	8.71	—	3.19
Portfolio — Class C Shares w/o sales charges(8)	2.31	—	—	–1.51
Portfolio — Class C Shares with maximum 1.00% deferred sales charges(8)	1.32	—	—	–1.51
Portfolio — Class IS Shares w/o sales charges(7)	3.45	—	—	5.27
FTSE EPRA/NAREIT Developed Real Estate Index — Net Total Return to U.S. Investors	4.67	10.10	1.95	3.44
MSCI World Net Index	7.51	10.41	3.83	4.63
Lipper Global Real Estate Funds Average	2.78	9.03	1.24	2.48

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)  The FTSE EPRA/NAREIT Developed Real Estate Index — Net Total Return to U.S. Investors is a market capitalization weighted index designed to reflect the stock performance of companies engaged in the North American, European and Asian real estate markets. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. "Net Total Return to U.S. investors" reflects a reduction in total returns after taking into account the withholding tax on dividends by certain foreign countries represented in the Index for periods after 1/31/05 (gross returns used prior to 1/31/05). The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The MSCI World Net Index is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Net Index currently consists of 23 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Lipper Global Real Estate Funds Average tracks the performance of all funds in the Lipper Global Real Estate Funds classification. The Average, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. As of the date of this report, the Portfolio was in the Lipper Global Real Estate Funds classification.

(4)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(5)  Commenced operations on August 30, 2006.

(6)  Commenced offering on June 16, 2008.

(7)  Commenced offering September 13, 2013.

(8)  Commenced offering on April 30, 2015.

(9)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Portfolio, not the inception of the Index.

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Portfolio of Investments

Global Real Estate Portfolio

	Shares	Value (000)
Common Stocks (98.7%)
Australia (5.0%)
Dexus Property Group REIT	747,075	$5,187
Goodman Group REIT	2,578,799	13,269
GPT Group REIT	2,798,460	10,158
Investa Office Fund REIT	850,987	2,899
Mirvac Group REIT	3,367,496	5,176
Scentre Group REIT	6,710,894	22,471
Shopping Centres Australasia Property Group REIT	345,310	551
Stockland REIT	2,278,891	7,532
Vicinity Centres REIT	1,953,484	4,215
Westfield Corp. REIT	2,892,739	19,581
		91,039
Austria (0.2%)
Atrium European Real Estate Ltd.	360,574	1,492
BUWOG AG (a)	90,925	2,114
		3,606
Brazil (0.0%)
BR Properties SA	107,590	248
Canada (2.0%)
Boardwalk REIT	146,311	5,302
Brookfield Canada Office Properties REIT	257,507	5,031
Crombie Real Estate Investment Trust REIT	260,838	2,638
Dream Office Real Estate Investment Trust REIT	115,370	1,680
Extendicare, Inc.	149,497	1,100
First Capital Realty, Inc.	466,392	7,180
H&R Real Estate Investment Trust REIT	58,169	969
RioCan Real Estate Investment Trust REIT	526,422	10,441
Smart Real Estate Investment Trust REIT	76,632	1,843
		36,184
China (0.3%)
China Overseas Land & Investment Ltd. (b)	1,164,000	3,085
China Resources Land Ltd. (b)	332,000	747
Global Logistic Properties Ltd.	1,607,100	2,441
		6,273
Finland (0.3%)
Citycon Oyj	2,324,857	5,722
France (3.0%)
Fonciere Des Regions REIT	27,472	2,398
Gecina SA REIT	65,885	9,117
ICADE REIT	93,216	6,652
Klepierre REIT	243,578	9,575
Mercialys SA REIT	56,689	1,148
Unibail-Rodamco SE REIT	107,788	25,728
		54,618
Germany (1.5%)
ADO Properties SA (c)	73,736	2,485
Deutsche Wohnen AG	309,967	9,736
LEG Immobilien AG (a)	16,856	1,309
Vonovia SE	408,425	13,287
		26,817
	Shares	Value (000)
Hong Kong (9.9%)
Cheung Kong Property Holdings Ltd.	3,860,500	$23,672
Hang Lung Properties Ltd.	884,000	1,874
Henderson Land Development Co., Ltd.	1,488,602	7,919
Hongkong Land Holdings Ltd.	5,413,200	34,266
Hysan Development Co., Ltd.	3,956,014	16,351
Link REIT	2,672,775	17,372
New World Development Co., Ltd.	5,990,109	6,334
Sino Land Co., Ltd.	895,637	1,342
Sun Hung Kai Properties Ltd.	3,162,367	39,965
Swire Properties Ltd.	7,419,600	20,476
Wharf Holdings Ltd. (The)	1,507,763	10,023
		179,594
Ireland (0.6%)
Green REIT PLC	3,502,343	5,058
Hibernia REIT PLC	4,416,271	5,723
		10,781
Italy (0.0%)
Beni Stabili SpA REIT (a)	1,267,389	724
Japan (11.0%)
Activia Properties, Inc. REIT	1,357	6,397
Advance Residence Investment Corp. REIT	1,003	2,652
Daiwa Office Investment Corp. REIT	593	2,994
GLP J-REIT	4,085	4,705
Hulic Co., Ltd.	216,600	1,926
Invincible Investment Corp. REIT	14,093	6,355
Japan Hotel REIT Investment Corp. REIT	2,920	1,964
Japan Real Estate Investment Corp. REIT	1,878	10,236
Japan Rental Housing Investments, Inc. REIT	1,437	964
Japan Retail Fund Investment Corp. REIT	2,849	5,767
Kenedix Office Investment Corp. REIT	315	1,811
Mitsubishi Estate Co., Ltd.	2,298,000	45,763
Mitsui Fudosan Co., Ltd.	1,878,000	43,465
Mori Hills Investment Corp. REIT	1,605	2,168
Mori Trust Sogo Reit, Inc. REIT	2,854	4,503
Nippon Building Fund, Inc. REIT	2,371	13,125
Nippon Prologis, Inc. REIT	2,326	4,754
Nomura Real Estate Master Fund, Inc. REIT	7,156	10,825
Orix, Inc. J-REIT	2,398	3,785
Sumitomo Realty & Development Co., Ltd.	711,000	18,895
Tokyu, Inc. REIT	208	264
United Urban Investment Corp. REIT	5,033	7,661
		200,979
Malta (0.0%)
BGP Holdings PLC (a)(d)(e)	12,867,024	413
Netherlands (0.6%)
Eurocommercial Properties N.V. CVA REIT	155,540	5,990
Vastned Retail N.V. REIT	37,629	1,460
Wereldhave N.V. REIT	78,964	3,554
		11,004

The accompanying notes are an integral part of the financial statements.
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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Portfolio of Investments (cont'd)

Global Real Estate Portfolio

	Shares	Value (000)
Norway (0.4%)
Entra ASA (c)	640,466	$6,360
Norwegian Property ASA	800,692	926
		7,286
Singapore (1.0%)
Ascendas Real Estate Investment Trust REIT	2,149,800	3,370
CapitaLand Commercial Trust Ltd. REIT	2,153,000	2,200
CapitaLand Ltd.	1,391,300	2,901
CapitaLand Mall Trust REIT	2,495,300	3,248
CDL Hospitality Trusts REIT	291,100	269
City Developments Ltd.	43,900	251
EC World Real Estate Investment Trust Unit	836,000	420
Mapletree Commercial Trust REIT	1,317,300	1,269
Mapletree Logistics Trust REIT	645,389	455
Suntec REIT	521,500	594
UOL Group Ltd.	677,293	2,802
		17,779
Spain (0.5%)
Hispania Activos Inmobiliarios SAU REIT	147,806	1,742
Inmobiliaria Colonial SA	516,781	3,581
Merlin Properties Socimi SA REIT	371,016	4,034
		9,357
Sweden (0.6%)
Atrium Ljungberg AB, Class B	161,783	2,527
Castellum AB	275,184	3,773
Hufvudstaden AB, Class A	315,008	4,975
Wihlborgs Fastigheter AB	13,484	251
		11,526
Switzerland (0.6%)
PSP Swiss Property AG (Registered)	118,123	10,208
Swiss Prime Site AG (Registered) (a)	11,756	962
		11,170
United Kingdom (5.9%)
British Land Co., PLC REIT	2,845,128	22,073
Capital & Regional PLC REIT	1,801,650	1,221
Derwent London PLC REIT	394,743	13,485
Great Portland Estates PLC REIT	1,485,836	12,241
Hammerson PLC REIT	1,012,417	7,149
Intu Properties PLC REIT	1,026,717	3,559
Kennedy Wilson Europe Real Estate PLC	134,721	1,592
Land Securities Group PLC REIT	2,139,237	28,104
LXB Retail Properties PLC (a)	3,172,353	1,437
Segro PLC REIT	781,070	4,410
Shaftesbury PLC REIT	21,550	242
St. Modwen Properties PLC	1,078,387	4,039
Unite Group PLC	224,005	1,673
Urban & Civic PLC	1,451,258	4,038
Workspace Group PLC REIT	142,953	1,395
		106,658
	Shares	Value (000)
United States (55.3%)
Acadia Realty Trust REIT	46,650	$1,524
American Homes 4 Rent, Class A REIT	91,300	1,915
Apartment Investment & Management Co., Class A REIT	219,542	9,978
AvalonBay Communities, Inc. REIT	317,592	56,261
Boston Properties, Inc. REIT	465,690	58,574
Brixmor Property Group, Inc. REIT	224,684	5,487
Camden Property Trust REIT	272,169	22,881
CBL & Associates Properties, Inc. REIT	42,342	487
Chesapeake Lodging Trust REIT	283,776	7,338
Columbia Property Trust, Inc. REIT	177,315	3,830
Corporate Office Properties Trust REIT	119,883	3,743
Cousins Properties, Inc. REIT	615,808	5,241
CubeSmart REIT	186,766	5,000
DDR Corp. REIT	156,014	2,382
Digital Realty Trust, Inc. REIT	84,560	8,309
Douglas Emmett, Inc. REIT	247,889	9,063
Duke Realty Corp. REIT	396,120	10,521
Equity Lifestyle Properties, Inc. REIT	48,027	3,463
Equity One, Inc. REIT	274,650	8,429
Equity Residential REIT	1,226,302	78,925
Essex Property Trust, Inc. REIT	124,395	28,922
Exeter Industrial Value Fund, LP REIT (See Note A-4) (a)(d)(e)(f)	1,860,000	539
Federal Realty Investment Trust REIT	30,572	4,345
Gaming and Leisure Properties, Inc. REIT	216,278	6,622
General Growth Properties, Inc. REIT	1,739,059	43,442
Healthcare Realty Trust, Inc. REIT	217,406	6,592
Hilton Worldwide Holdings, Inc.	724,911	19,718
Host Hotels & Resorts, Inc. REIT	1,778,814	33,513
Hudson Pacific Properties, Inc. REIT	411,355	14,307
Kimco Realty Corp. REIT	436,992	10,995
LaSalle Hotel Properties REIT	614,201	18,715
Liberty Property Trust REIT	102,805	4,061
Life Storage, Inc. REIT	146,287	12,472
Macerich Co. (The) REIT	3,879	275
Mack-Cali Realty Corp. REIT	31,784	922
MedEquities Realty Trust, Inc. REIT	151,097	1,677
Mid-America Apartment Communities, Inc. REIT	13,487	1,321
Monogram Residential Trust, Inc. REIT	26,538	287
National Retail Properties, Inc. REIT	326,778	14,444
Paramount Group, Inc. REIT	741,364	11,854
Parkway, Inc. REIT (a)	151,116	3,362
ProLogis, Inc. REIT	433,657	22,893
Public Storage REIT	257,391	57,527
QTS Realty Trust, Inc., Class A REIT	207,722	10,313
Regency Centers Corp. REIT	471,477	32,508
Rexford Industrial Realty, Inc. REIT	300,695	6,973
Senior Housing Properties Trust REIT	401,348	7,597
Simon Property Group, Inc. REIT	761,686	135,329
SL Green Realty Corp. REIT	43,900	4,721
Spirit Realty Capital, Inc. REIT	194,380	2,111

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Portfolio of Investments (cont'd)

Global Real Estate Portfolio

	Shares	Value (000)
United States (cont'd)
STORE Capital Corp. REIT	277,174	$6,849
Tanger Factory Outlet Centers, Inc. REIT	592,611	21,204
Taubman Centers, Inc. REIT	54,205	4,007
Ventas, Inc. REIT	554,536	34,670
Vornado Realty Trust REIT	760,161	79,338
Welltower, Inc. REIT	510,665	34,179
Xenia Hotels & Resorts, Inc. REIT	242,615	4,712
		1,006,667
Total Common Stocks (Cost $1,499,606)		1,798,445
Short-Term Investment (0.3%)
Investment Company (0.3%)
Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio — Institutional Class (See Note G) (Cost $5,762)	5,761,795	5,762
Total Investments (99.0%) (Cost $1,505,368) (g)		1,804,207
Other Assets in Excess of Liabilities (1.0%)		17,599
Net Assets (100.0%)		$1,821,806

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Portfolio's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(d)  At December 31, 2016, the Portfolio held fair valued securities valued at approximately $952,000, representing 0.1% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(e)  Security has been deemed illiquid at December 31, 2016.

(f)  Restricted security valued at fair value and not registered under the Securities Act of 1933, Exeter Industrial Value Fund, LP was acquired between 11/07 - 4/11 and has a current cost basis of approximately $58,000. At December 31, 2016, this security had an aggregate market value of approximately $539,000, representing less than 0.05% of net assets.

(g)  At December 31, 2016, the aggregate cost for federal income tax purposes is approximately $1,571,532,000. The aggregate gross unrealized appreciation is approximately $268,595,000 and the aggregate gross unrealized depreciation is approximately $35,920,000, resulting in net unrealized appreciation of approximately $232,675,000.

CVA  Certificaten Van Aandelen.

REIT  Real Estate Investment Trust.

Portfolio Composition

Classification	Percentage of Total Investments
Diversified	29.0%
Retail	25.3
Other*	18.7
Residential	13.7
Office	13.3
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Global Real Estate Portfolio

Statement of Assets and Liabilities	December 31, 2016 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $1,499,606)	$1,798,445
Investment in Security of Affiliated Issuer, at Value (Cost $5,762)	5,762
Total Investments in Securities, at Value (Cost $1,505,368)	1,804,207
Foreign Currency, at Value (Cost $4,094)	4,128
Receivable for Investments Sold	13,074
Receivable for Portfolio Shares Sold	6,684
Dividends Receivable	6,283
Tax Reclaim Receivable	418
Receivable from Affiliate	2
Other Assets	121
Total Assets	1,834,917
Liabilities:
Payable for Portfolio Shares Redeemed	6,667
Payable for Advisory Fees	4,041
Payable for Investments Purchased	1,789
Payable for Sub Transfer Agency Fees — Class I	167
Payable for Sub Transfer Agency Fees — Class A	20
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Administration Fees	124
Payable for Custodian Fees	99
Payable for Professional Fees	62
Payable for Shareholder Services Fees — Class A	23
Payable for Distribution and Shareholder Services Fees — Class L	1
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Payable for Transfer Agency Fees — Class I	4
Payable for Transfer Agency Fees — Class A	2
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class IS	3
Other Liabilities	109
Total Liabilities	13,111
Net Assets	$1,821,806
Net Assets Consist Of:
Paid-in-Capital	$1,595,256
Distributions in Excess of Net Investment Income	(27,921)
Distributions in Excess of Net Realized Gain	(44,306)
Unrealized Appreciation (Depreciation) on:
Investments	298,839
Foreign Currency Translations	(62)
Net Assets	$1,821,806

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Global Real Estate Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2016 (000)
CLASS I:
Net Assets	$471,790
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	43,833,840
Net Asset Value, Offering and Redemption Price Per Share	$10.76
CLASS A:
Net Assets	$92,730
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	8,659,446
Net Asset Value, Redemption Price Per Share	$10.71
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.59
Maximum Offering Price Per Share	$11.30
CLASS L:
Net Assets	$1,483
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	139,306
Net Asset Value, Offering and Redemption Price Per Share	$10.64
CLASS C:
Net Assets	$305
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	29,096
Net Asset Value, Offering and Redemption Price Per Share	$10.49
CLASS IS:
Net Assets	$1,255,498
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	116,656,703
Net Asset Value, Offering and Redemption Price Per Share	$10.76

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Global Real Estate Portfolio

Statement of Operations	Year Ended December 31, 2016 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $2,647 of Foreign Taxes Withheld)	$62,690
Dividends from Security of Affiliated Issuer (Note G)	78
Total Investment Income	62,768
Expenses:
Advisory Fees (Note B)	18,139
Administration Fees (Note C)	1,708
Sub Transfer Agency Fees — Class I	559
Sub Transfer Agency Fees — Class A	200
Sub Transfer Agency Fees — Class L	1
Sub Transfer Agency Fees — Class C	— @
Shareholder Services Fees — Class A (Note D)	357
Distribution and Shareholder Services Fees — Class L (Note D)	21
Distribution and Shareholder Services Fees — Class C (Note D)	3
Custodian Fees (Note F)	256
Shareholder Reporting Fees	148
Professional Fees	126
Registration Fees	111
Directors' Fees and Expenses	51
Transfer Agency Fees — Class I (Note E)	16
Transfer Agency Fees — Class A (Note E)	10
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	11
Pricing Fees	15
Other Expenses	82
Total Expenses	21,818
Rebate from Morgan Stanley Affiliate (Note G)	(59)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Reimbursement of Custodian Fees (Note F)	(119)
Net Expenses	21,638
Net Investment Income	41,130
Realized Gain:
Investments Sold	19,844
Foreign Currency Transactions	247
Net Realized Gain	20,091
Change in Unrealized Appreciation (Depreciation):
Investments	12,825
Foreign Currency Translations	(4)
Net Change in Unrealized Appreciation (Depreciation)	12,821
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	32,912
Net Increase in Net Assets Resulting from Operations	$74,042

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Global Real Estate Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2016 (000)	Year Ended December 31, 2015 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$41,130	$40,749
Net Realized Gain	20,091	41,627
Net Change in Unrealized Appreciation (Depreciation)	12,821	(106,276)
Net Increase (Decrease) in Net Assets Resulting from Operations	74,042	(23,900)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(14,704)	(21,346)
Net Realized Gain	(1,849)	—
Paid-in-Capital	(725)	—
Class A:
Net Investment Income	(2,970)	(2,184)
Net Realized Gain	(429)	—
Paid-in-Capital	(168)	—
Class L:
Net Investment Income	(27)	(48)
Net Realized Gain	(6)	—
Paid-in-Capital	(2)	—
Class C:
Net Investment Income	(7)	(3)
Net Realized Gain	(1)	—
Paid-in-Capital	(1)	—
Class IS:
Net Investment Income	(40,319)	(18,420)
Net Realized Gain	(4,880)	—
Paid-in-Capital	(1,912)	—
Total Distributions	(68,000)	(42,001)
Capital Share Transactions:(1)
Class I:
Subscribed	114,459	271,674
Distributions Reinvested	15,837	20,026
Redeemed	(862,678)	(900,616)
Class A:
Subscribed	94,427	75,282
Distributions Reinvested	3,558	2,164
Redeemed	(138,133)	(44,823)
Class L:
Subscribed	—	392
Distributions Reinvested	35	48
Redeemed	(3,106)	(554)
Class C:
Subscribed	115	195 *
Distributions Reinvested	8	2 *
Redeemed	(5)	—
Class IS:
Subscribed	791,778	611,395
Distributions Reinvested	40,976	16,673
Redeemed	(587,231)	(165,921)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(529,960)	(114,063)
Total Decrease in Net Assets	(523,918)	(179,964)
Net Assets:
Beginning of Period	2,345,724	2,525,688
End of Period (Including Distributions in Excess of Net Investment Income of $(27,921) and $(17,148))	$1,821,806	$2,345,724

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Global Real Estate Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2016 (000)	Year Ended December 31, 2015 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	10,334	24,005
Shares Issued on Distributions Reinvested	1,491	1,847
Shares Redeemed	(78,399)	(80,137)
Net Decrease in Class I Shares Outstanding	(66,574)	(54,285)
Class A:
Shares Subscribed	8,746	6,969
Shares Issued on Distributions Reinvested	337	201
Shares Redeemed	(13,041)	(4,125)
Net Increase (Decrease) in Class A Shares Outstanding	(3,958)	3,045
Class L:
Shares Subscribed	—	34
Shares Issued on Distributions Reinvested	3	5
Shares Redeemed	(289)	(50)
Net Decrease in Class L Shares Outstanding	(286)	(11)
Class C:
Shares Subscribed	10	18 *
Shares Issued on Distributions Reinvested	1	— @@*
Shares Redeemed	(— @@)	—
Net Increase in Class C Shares Outstanding	11	18
Class IS:
Shares Subscribed	72,096	54,250
Shares Issued on Distributions Reinvested	3,858	1,537
Shares Redeemed	(53,032)	(14,851)
Net Increase in Class IS Shares Outstanding	22,922	40,936

*  For the period April 30, 2015 through December 31, 2015.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

Global Real Estate Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$10.80		$11.10		$9.91		$9.77		$7.77
Income (Loss) from Investment Operations:
Net Investment Income (2)	0.21		0.18		0.20		0.18		0.17
Net Realized and Unrealized Gain (Loss)	0.15		(0.28)		1.19		0.16		2.17
Total from Investment Operations	0.36		(0.10)		1.39		0.34		2.34
Distributions from and/or in Excess of:
Net Investment Income	(0.34)		(0.20)		(0.20)		(0.20)		(0.34)
Net Realized Gain	(0.04)		—		—		—		—
Paid-in-Capital	(0.02)		—		—		—		—
Total Distributions	(0.40)		(0.20)		(0.20)		(0.20)		(0.34)
Net Asset Value, End of Period	$10.76		$10.80		$11.10		$9.91		$9.77
Total Return (3)	3.42%		(0.94)%		14.08%		3.55%		30.19%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$471,790		$1,192,624		$1,828,656		$1,793,614		$1,880,999
Ratio of Expenses to Average Net Assets (6)	1.04	%(4)	1.05	%(4)	1.05	%(4)	1.02	%(4)	1.02	%(4)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		1.05	%(4)	N/A		1.02	%(4)	N/A
Ratio of Net Investment Income to Average Net Assets (6)	1.88	%(4)	1.65	%(4)	1.85	%(4)	1.77	%(4)	2.42	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Portfolio Turnover Rate	26%		29%		32%		33%		29%
(6) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.04%		1.05%		1.05%		N/A		N/A
Net Investment Income to Average Net Assets	1.88%		1.65%		1.85%		N/A		N/A

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets would have been smaller than 0.005% higher and the Ratio of Net Investment Income to Average Net Assets would have been smaller than 0.005% lower had the custodian not reimbursed the Portfolio.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

Global Real Estate Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$10.74		$11.05		$9.86		$9.72		$7.73
Income (Loss) from Investment Operations:
Net Investment Income (2)	0.17		0.16		0.17		0.15		0.15
Net Realized and Unrealized Gain (Loss)	0.16		(0.30)		1.19		0.15		2.16
Total from Investment Operations	0.33		(0.14)		1.36		0.30		2.31
Distributions from and/or in Excess of:
Net Investment Income	(0.30)		(0.17)		(0.17)		(0.16)		(0.32)
Net Realized Gain	(0.04)		—		—		—		—
Paid-in-Capital	(0.02)		—		—		—		—
Total Distributions	(0.36)		(0.17)		(0.17)		(0.16)		(0.32)
Net Asset Value, End of Period	$10.71		$10.74		$11.05		$9.86		$9.72
Total Return (3)	3.12%		(1.25)%		13.88%		3.18%		29.93%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$92,730		$135,517		$105,766		$96,046		$171,413
Ratio of Expenses to Average Net Assets (7)	1.35	%(4)	1.34	%(4)	1.31	%(4)	1.30	%(4)(5)	1.27	%(4)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		1.34	%(4)	N/A		1.30	%(4)(5)	N/A
Ratio of Net Investment Income to Average Net Assets (7)	1.51	%(4)	1.47	%(4)	1.60	%(4)	1.43	%(4)	2.17	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	26%		29%		32%		33%		29%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.36%		N/A		N/A		1.32%		N/A
Net Investment Income to Average Net Assets	1.50%		N/A		N/A		1.41%		N/A

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets would have been 0.01% higher and the Ratio of Net Investment Income to Average Net Assets would have been 0.01% lower had the custodian not reimbursed the Portfolio.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.40% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.30% for Class A shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

Global Real Estate Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$10.61		$10.91		$9.74		$9.59		$7.63
Income (Loss) from Investment Operations:
Net Investment Income (2)	0.12		0.12		0.12		0.10		0.10
Net Realized and Unrealized Gain (Loss)	0.16		(0.31)		1.17		0.16		2.13
Total from Investment Operations	0.28		(0.19)		1.29		0.26		2.23
Distributions from and/or in Excess of:
Net Investment Income	(0.19)		(0.11)		(0.12)		(0.11)		(0.27)
Net Realized Gain	(0.04)		—		—		—		—
Paid-in-Capital	(0.02)		—		—		—		—
Total Distributions	(0.25)		(0.11)		(0.12)		(0.11)		(0.27)
Net Asset Value, End of Period	$10.64		$10.61		$10.91		$9.74		$9.59
Total Return (3)	2.65%		(1.71)%		13.27%		2.77%		29.26%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,483		$4,509		$4,755		$5,844		$7,050
Ratio of Expenses to Average Net Assets (7)	1.82	%(4)	1.78	%(4)	1.79	%(4)	1.77	%(4)(5)	1.77	%(4)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		1.77	%(4)	N/A		1.77	%(4)(5)	N/A
Ratio of Net Investment Income to Average Net Assets (7)	1.07	%(4)	1.12	%(4)	1.08	%(4)	0.98	%(4)	1.67	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	26%		29%		32%		33%		29%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.82%		N/A		N/A		N/A		N/A
Net Investment Income to Average Net Assets	1.07%		N/A		N/A		N/A		N/A

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets would have been smaller than 0.005% higher and the Ratio of Net Investment Income to Average Net Assets would have been smaller than 0.005% lower had the custodian not reimbursed the Portfolio.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.90% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.80% for Class L shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

Global Real Estate Portfolio

	Class C
Selected Per Share Data and Ratios	Year Ended December 31, 2016(1)		Period from April 30, 2015(2) to December 31, 2015
Net Asset Value, Beginning of Period	$10.56		$11.23
Income (Loss) from Investment Operations:
Net Investment Income (3)	0.08		0.07
Net Realized and Unrealized Gain/(Loss)	0.16		(0.60)
Total from Investment Operations	0.24		(0.53)
Distributions from and/or in Excess of:
Net Investment Income	(0.25)		(0.14)
Net Realized Gain	(0.04)		—
Paid-in-Capital	(0.02)		—
Total Distributions	(0.31)		(0.14)
Net Asset Value, End of Period	$10.49		$10.56
Total Return (4)	2.31%		(4.71	)%(7)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$305		$191
Ratio of Expenses to Average Net Assets (9)	2.15	%(5)	2.15	%(5)(8)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		2.15	%(5)(8)
Ratio of Net Investment Income to Average Net Assets (9)	0.75	%(5)	1.01	%(5)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(6)	0.00	%(6)(8)
Portfolio Turnover Rate	26%		29%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	2.86%		3.25	%(8)
Net Investment Income (Loss) to Average Net Assets	0.04%		(0.09	)%(8)

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Amount is less than 0.005%.

(7)  Not Annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

Global Real Estate Portfolio

	Class IS
	Year Ended December 31,						Period from September 13, 2013(2) to
Selected Per Share Data and Ratios	2016(1)		2015		2014		December 31, 2013
Net Asset Value, Beginning of Period	$10.81		$11.11		$9.91		$10.01
Income (Loss) from Investment Operations:
Net Investment Income (3)	0.22		0.20		0.22		0.08
Net Realized and Unrealized Gain (Loss)	0.15		(0.29)		1.19		0.02
Total from Investment Operations	0.37		(0.09)		1.41		0.10
Distributions from and/or in Excess of:
Net Investment Income	(0.36)		(0.21)		(0.21)		(0.20)
Net Realized Gain	(0.04)		—		—		—
Paid-in-Capital	(0.02)		—		—		—
Total Distributions	(0.42)		(0.21)		(0.21)		(0.20)
Net Asset Value, End of Period	$10.76		$10.81		$11.11		$9.91
Total Return (4)	3.45%		(0.84)%		14.27%		1.08	%(8)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,255,498		$1,012,883		$586,511		$206,757
Ratio of Expenses to Average Net Assets (10)	0.96	%(5)	0.97	%(5)	0.96	%(5)	0.96	%(5)(6)(9)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		0.97	%(5)	N/A		N/A
Ratio of Net Investment Income to Average Net Assets (10)	2.01	%(5)	1.78	%(5)	2.01	%(5)	2.88	%(5)(9)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)(9)
Portfolio Turnover Rate	26%		29%		32%		33%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.97%		N/A		0.96%		0.97	%(9)
Net Investment Income to Average Net Assets	2.00%		N/A		2.01%		2.87	%(9)

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets would have been 0.01% higher and the Ratio of Net Investment Income to Average Net Assets would have been 0.01% lower had the custodian not reimbursed the Portfolio.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.99% for Class IS shares.

(7)  Amount is less than 0.005%.

(8)  Not Annualized.

(9)  Annualized.

The accompanying notes are an integral part of the financial statements.
20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-nine separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Real Estate Portfolio. The Portfolio seeks to provide current income and capital appreciation. The Portfolio has capital subscription commitments to an investee company for this same purpose, the details of which are disclosed in the Unfunded Commitments note.

The Portfolio offers five classes of shares — Class I, Class A, Class L, Class C and Class IS. On April 30, 2015, the Portfolio suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Fund's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (together, the "Sub-Advisers"), each a whole owned subsidiary of Morgan Stanley. determine that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The

Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

The Portfolio invests a significant portion of its assets in securities of real estate investment trusts ("REITs"). The market's perception of prospective declines in private real estate values and other financial assets may result in increased volatility of market prices that can negatively impact the valuation of certain issuers held by the Portfolio.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2016.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Diversified	$522,789	$—	$413	$523,202
Health Care	85,815	—	—	85,815
Industrial	63,690	—	539	64,229
Lodging/Resorts	86,229	—	—	86,229
Mixed Industrial/Office	20,017	—	—	20,017
Office	239,487	—	—	239,487
Residential	247,307	—	—	247,307
Retail	457,160	—	—	457,160
Self Storage	74,999	—	—	74,999
Total Common Stocks	1,797,493	—	952	1,798,445
Short-Term Investment
Investment Company	5,762	—	—	5,762
Total Assets	$1,803,255	$—	$952	$1,804,207

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2016, securities with a total value of approximately $723,363,000 transferred from Level 2 to Level 1. Securities that were valued using other significant observable inputs at December 31, 2015 were valued using unadjusted quoted prices at December 31, 2016. At December 31, 2015, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Common Stocks (000)
Beginning Balance $603	†
Purchases	22
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	(52)
Change in unrealized appreciation (depreciation)	379
Realized gains (losses)	—
Ending Balance	$952
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2016	$379

†  Includes one security which is valued at zero.

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2016.

	Fair Value at December 31, 2016 (000)	Valuation Technique	Unobservable Input	Range		Selected Value	Impact to Valuation from an Increase in Input
Diversified
Common Stock	$413	Market Transaction Method	Transaction Valuation	$0.03	$0.03	$0.03	Increase
			Discount for Lack of Marketability	50.0%	50.0%	50.0%	Decrease
Industrial
Common Stock	$539	Reported Capital Balance, Adjusted for Subsequent Capital Calls, Return of Capital and Significant Market Changes between last Capital Statement and Valuation Date	Adjusted Capital Balance

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Unfunded Commitments: Subject to the terms of a Subscription Agreement between the Portfolio and Exeter Industrial Value Fund LP, the Portfolio has made a subscription commitment of $2,000,000 for which it will receive 2,000,000 shares of common stock. As of December 31, 2016, Exeter Industrial Value Fund LP has drawn down approximately $1,860,000 which represents 93.0% of the commitment.

5.  Restricted Securities: The Portfolio invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Portfolio could sell it. Contractual restrictions on the resale of securities vary in length and scope and are

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

generally the result of a negotiation between the issuer and acquirer of the securities. The Portfolio would, in either case, bear market risks during that period. Restricted securities are identified in the Portfolio of Investments.

6.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Portfolio owns shares of REITs which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment

Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $2.5 billion	Over $2.5 billion
0.85%	0.80%

Effective July 1, 2016, the Portfolio's annual rate based on the daily net assets was reduced and is as follows:

First $2 billion	Over $2 billion
0.85%	0.80%

For the year ended December 31, 2016, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.85% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.05% for Class I shares, 1.40% for Class A shares, 1.90% for Class L shares, 2.15% for Class C shares and 0.99% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Portfolio's prospectus or until such time that the Directors act to discontinue all or a portion of such waivers or reimbursements when they deem such action is appropriate. For the year ended December 31, 2016, approximately $2,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Advisers, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Portfolio with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and Sub-Advisers and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

In December 2015, the Fund's Custodian announced that it had identified inconsistencies in the way in which clients were invoiced for out-of-pocket expenses from 1998 until November 2015. The dollar amount difference between what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The Custodian reimbursed the Portfolio directly, which was recognized as a change in accounting estimate and was reflected as "Reimbursement of Custodian Fees" in the Statement of Operations. Pursuant to the expense limitations described in Note B, the Portfolio has experienced expenses reimbursed by the Adviser during the current period. Accordingly, the reimbursement of out-of-pocket custodian expenses in the current period resulted in the reduction in the current period expenses reimbursed by the Adviser.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2016, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $550,371,000 and $1,037,514,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2016.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2016, advisory fees paid were reduced by approximately $59,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2016 is as follows:

Value December 31, 2015 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2016 (000)
$24,444	$406,763	$425,445	$78	$5,762

The Portfolio is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2016, the Portfolio engaged in cross-trade sales of approximately $220,000 which resulted in net realized losses of approximately $9,000.

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2016, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2016 and 2015 was as follows:

2016 Distributions Paid From:			2015 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Paid-in- Capital (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$58,027	$7,165	$2,808	$42,001	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, REIT adjustments and basis adjustments on certain equity securities designated as passive foreign investment companies, resulted in the following reclassifications among the components of net assets at December 31, 2016:

Distributions in Excess of Net Investment Income (000)	Distributions in Excess of Net Realized Gain (000)	Paid-in- Capital (000)
$6,124	$(6,122)	$(2)

At December 31, 2016, the Portfolio had no distributable earnings on a tax basis.

During the year ended December 31, 2016, the Portfolio utilized capital loss carryforwards for U.S. federal income tax purposes of approximately $5,549,000.

Qualified late year losses are capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year that, if elected, are deemed to arise on the first day of the Portfolio's next taxable year. For the year ended December 31, 2016, the Portfolio deferred to January 1, 2017 for U.S. federal income tax purposes the following losses:

Qualified Late Year Ordinary Losses (000)	Post-October Capital Losses (000)
$4,815	$—

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

I. Credit Facility: As of April 4, 2016, the Fund and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "facility") with State Street. This facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or one month libor rate plus a spread. The facility also has a commitment fee of 0.25% per annum based on the unused portion of the facility. During the year ended December 31, 2016, the Portfolio did not have any borrowings under the facility.

J. Other: At December 31, 2016, the Portfolio did not have record owners of 10% or greater.

K. Accounting Pronouncements: In December 2016, FASB issued Accounting Standards update 2016-19 — Technical Corrections and Improvements ("ASU 2016-19"), which is effective for interim periods for all entities beginning after December 15, 2016. ASU 2016-19 includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. That amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. Although still evaluating the potential impacts of ASU 2016-19 to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

In October 2016, the Securities and Exchange Commission ("SEC") issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the Portfolio's net assets or results of operations. Although still evaluating the potential impacts of the Investment Company Reporting Modernization to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Global Real Estate Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Global Real Estate Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Real Estate Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 28, 2017

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2016. For corporate shareholders, 0.5% of the dividends qualified for the dividends received deduction.

The Portfolio designated and paid approximately $7,165,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2016. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of approximately $14,100,000 as taxable at this lower rate.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to nonaffiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Overseen by Independent Director**	Portfolios in Fund Complex Other Directorships Held by Independent Director***
Frank L. Bowman (72) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				90

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (63) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	91	Director of various non-profit organizations.
Nancy C. Everett (61) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	91

Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Overseen by Independent Director**	Portfolios in Fund Complex Other Directorships Held by Independent Director***
Jakki L. Haussler (59) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	91

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (67) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	91	Director of NVR, Inc. (home construction).
Joseph J. Kearns (74) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	93	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Overseen by Independent Director**	Portfolios in Fund Complex Other Directorships Held by Independent Director***
Michael F. Klein (58) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				90	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (56) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Management Director, JPMorgan Asset Management (2013-2016); President, JPMorgan Funds (2010-2013), Chief Administrative Officer, JPMorgan Funds (2004-2010), Treasurer, JPMorgan Funds (2003-2004, 2008-2010), and Vice President and Board Liaison, JPMorgan Funds (2001-2004); Managing Director, J.P. Morgan Investment Management Inc. (2001-2013); Vice President of Finance, Pierpont Group (1996-2001); Vice President, Bank of New York (1995-1996); Senior Audit Manager, Price Waterhouse, LLP (1982-1995).	91	None.
Michael E. Nugent (80) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	92	None.
W. Allen Reed (69) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	91	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (84) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	92	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2016) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (53) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (51) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (49) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

37

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Advisers

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

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Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Portfolio of Morgan Stanley Institutional Fund, Inc., which describes in detail the Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2017 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGREANN
1698174 EXP. 02.28.18

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Growth Portfolio

Annual Report

December 31, 2016

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	13
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	29
Federal Tax Notice	30
Privacy Notice	31
Director and Officer Information	34

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Portfolio of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Portfolio, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Growth Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2017

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Expense Example (unaudited)

Growth Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/16	Actual Ending Account Value 12/31/16	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Growth Portfolio Class I	$1,000.00	$1,021.80	$1,021.97	$3.20	$3.20	0.63	%***
Growth Portfolio Class A	1,000.00	1,020.20	1,020.51	4.67	4.67	0.92	***
Growth Portfolio Class L	1,000.00	1,017.60	1,017.90	7.30	7.30	1.44	***
Growth Portfolio Class C	1,000.00	1,016.20	1,016.34	8.87	8.87	1.75	***
Growth Portfolio Class IS	1,000.00	1,022.30	1,022.42	2.75	2.75	0.54	***

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

***  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Investment Overview (unaudited)

Growth Portfolio

The Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.

Performance

For the year ended December 31, 2016, the Portfolio's Class I shares had a total return based on net asset value and reinvestment of distributions per share of –1.91%, net of fees. The Portfolio's Class I shares underperformed the Portfolio's benchmark, the Russell 1000® Growth Index (the "Index"), which returned 7.08%.

Factors Affecting Performance

•  The U.S. stock market was overwhelmed by negative news early in 2016 but staged a turnaround over the remainder of the year. Concerns about China's economy, falling oil prices and U.S. Federal Reserve ("Fed") monetary policy weighed heavily on the markets from January through mid-February. From there, oil prices stabilized, economic growth improved, corporate earnings recovered and the Fed refrained from raising interest rates (until its December 2016 meeting), which provided upside to stock prices. Two major political events, the U.K.'s "Brexit" referendum and the election of Donald Trump, were initially viewed as negative surprises, but volatility subsided fairly quickly. Anticipation of pro-growth fiscal policy from the new administration drove share prices sharply higher in the final weeks of the year.

•  Large-cap growth stocks, as represented by the Index, were led by the telecommunication services, energy and industrials sectors. Health care (which had a negative return for the period), real estate and consumer staples were the weakest-performing sectors.

•  The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers. In this reporting period, all of the Portfolio's underperformance was driven by stock selection, while sector allocation had a neutral impact.

•  The information technology ("IT") sector was the biggest drag on relative returns. Stock selection in IT detracted from performance, with the negative results only slightly offset by the benefit of an overweight allocation to the sector. Adverse performance from the industrials sector was driven by both weak stock selection and an underweight position. The health care sector also disappointed, largely due to unfavorable stock selection.

•  The Portfolio's relative sector weightings in IT, health care, financials and consumer staples modestly contributed to relative performance, as did the lack of exposure to the real estate sector.

Management Strategies

•  There were no changes to our bottom-up investment process during the period. We continued to look for high-quality growth companies that we believe have these attributes: sustainable competitive advantages, above-average business visibility, rising return on invested capital, strong free cash flow generation and a favorable risk/reward profile. We find these companies through intense fundamental research. Our emphasis is on secular growth, and as a result short-term market events are not as meaningful in the stock selection process.

*  Minimum Investment for Class I shares

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C and IS shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Investment Overview (unaudited) (cont'd)

Growth Portfolio

Performance Compared to the Russell 1000® Growth Index(1) and the Lipper Large-Cap Growth Funds Index(2)

	Period Ended December 31, 2016 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(9)
Portfolio — Class I Shares w/o sales charges(4)	–1.91%	14.96%	9.00%	9.91%
Portfolio — Class A Shares w/o sales charges(5)	–2.21	14.66	8.72	8.64
Portfolio — Class A Shares with maximum 5.25% sales charges(5)	–7.34	13.42	8.13	8.36
Portfolio — Class L Shares w/o sales charges(6)	–2.72	—	—	10.74
Portfolio — Class C Shares w/o sales charges(8)	–2.93	—	—	–0.18
Portfolio — Class C Shares with maximum 1.00% deferred sales charges(8)	–3.79	—	—	–0.18
Portfolio — Class IS Shares w/o sales charges(7)	–1.83	—	—	9.81
Russell 1000® Growth Index	7.08	14.50	8.33	8.58
Lipper Large-Cap Growth Funds Index	0.54	12.96	6.73	7.68

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. companies based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Large-Cap Growth Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on April 2, 1991.

(5)  Commenced offering on January 2, 1996.

(6)  Commenced offering on April 27, 2012.

(7)  Commenced offering on September 13, 2013.

(8)  Commenced offering on April 30, 2015.

(9)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Portfolio, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Portfolio of Investments

Growth Portfolio

	Shares	Value (000)
Common Stocks (93.9%)
Aerospace & Defense (3.5%)
United Technologies Corp.	971,874	$106,537
Automobiles (5.5%)
Tesla Motors, Inc. (a)(b)	786,886	168,150
Biotechnology (0.7%)
Alnylam Pharmaceuticals, Inc. (b)	169,928	6,362
Intrexon Corp. (a)(b)	412,552	10,025
Juno Therapeutics, Inc. (a)(b)	210,243	3,963
		20,350
Capital Markets (4.4%)
S&P Global, Inc.	1,267,753	136,334
Diversified Financial Services (1.5%)
Berkshire Hathaway, Inc., Class B (b)	281,576	45,891
Health Care Equipment & Supplies (5.8%)
DexCom, Inc. (b)	514,923	30,741
Intuitive Surgical, Inc. (b)	230,371	146,094
		176,835
Health Care Technology (2.8%)
athenahealth, Inc. (b)	825,395	86,807
Hotels, Restaurants & Leisure (2.6%)
Chipotle Mexican Grill, Inc. (b)	78,750	29,714
Starbucks Corp.	879,165	48,811
		78,525
Information Technology Services (7.9%)
Mastercard, Inc., Class A	1,455,063	150,235
Visa, Inc., Class A	1,182,849	92,286
		242,521
Internet & Direct Marketing Retail (13.7%)
Amazon.com, Inc. (b)	378,450	283,788
Netflix, Inc. (b)	252,718	31,286
Priceline Group, Inc. (The) (Netherlands) (b)	71,655	105,051
		420,125
Internet Software & Services (20.1%)
Alibaba Group Holding Ltd. ADR (China) (b)	509,933	44,777
Alphabet, Inc., Class C (b)	262,506	202,608
Facebook, Inc., Class A (b)	2,232,489	256,848
Tencent Holdings Ltd. (China) (c)	1,827,400	44,704
Twitter, Inc. (b)	4,267,683	69,563
		618,500
Life Sciences Tools & Services (5.0%)
Illumina, Inc. (b)	1,198,925	153,510
Semiconductors & Semiconductor Equipment (3.8%)
NVIDIA Corp.	1,107,606	118,226
	Shares	Value (000)
Software (13.9%)
Activision Blizzard, Inc.	805,820	$29,098
Mobileye N.V. (b)	424,473	16,181
Salesforce.com, Inc. (b)	2,064,424	141,331
ServiceNow, Inc. (b)	591,435	43,967
Splunk, Inc. (b)	805,517	41,202
Workday, Inc., Class A (b)	2,344,347	154,938
		426,717
Textiles, Apparel & Luxury Goods (2.7%)
Michael Kors Holdings Ltd. (b)	1,288,293	55,371
Under Armour, Inc., Class A (a)(b)	975,203	28,330
		83,701
Total Common Stocks (Cost $1,918,594)		2,882,729
Preferred Stocks (4.5%)
Electronic Equipment, Instruments & Components (0.6%)
Magic Leap Series C (b)(d)(e)(f) (acquisition cost — $18,812; acquired 12/22/15)	816,725	18,278
Internet & Direct Marketing Retail (3.8%)
Airbnb, Inc. Series D (b)(d)(e)(f) (acquisition cost — $20,638; acquired 4/16/14)	506,928	53,273
Flipkart Online Services Pvt Ltd. Series F (b)(d)(e)(f) (acquisition cost — $15,000; acquired 8/18/14)	207,900	10,501
Uber Technologies Series G (b)(d)(e)(f) (acquisition cost — $54,173; acquired 12/3/15)	1,110,729	54,173
		117,947
Internet Software & Services (0.1%)
Dropbox, Inc. Series C (b)(d)(e)(f) (acquisition cost — $7,182; acquired 1/30/14)	375,979	3,305
Total Preferred Stocks (Cost $115,805)		139,530
	Notional Amount (000)
Call Option Purchased (0.1%)
Foreign Currency Option (0.1%)
USD/CNY May 2017 @ CNY 7.90, Royal Bank of Scotland (Cost $1,674)	409,039	1,527
	Shares
Short-Term Investments (8.8%)
Securities held as Collateral on Loaned Securities (4.5%)
Investment Company (3.6%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G)	109,210,075	109,210

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Portfolio of Investments (cont'd)

Growth Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (0.9%)
Merrill Lynch & Co., Inc., (0.50%, dated 12/30/16, due 1/3/17; proceeds $10,295; fully collateralized by U.S. Government agency securities; 2.88% — 4.60% due 11/20/65 — 11/20/66; valued at $10,501)	$10,295	$10,295
Merrill Lynch & Co., Inc., (0.50%, dated 12/30/16, due 1/3/17; proceeds $2,059; fully collateralized by a U.S. Government obligation; 1.88% due 8/31/22; valued at $2,100)	2,059	2,059
Merrill Lynch & Co., Inc., (0.81%, dated 12/30/16, due 1/3/17; proceeds $15,443; fully collateralized by Exchange Traded Funds; valued at $16,987)	15,443	15,443
		27,797
Total Securities held as Collateral on Loaned Securities (Cost $137,007)		137,007
	Shares
Investment Company (4.3%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $131,772)	131,772,006	131,772
Total Short-Term Investments (Cost $268,779)		268,779
Total Investments (107.3%) (Cost $2,304,852) Including $170,195 of Securities Loaned (g)		3,292,565
Liabilities in Excess of Other Assets (–7.3%)		(222,984)
Net Assets (100.0%)		$3,069,581

(a)  All or a portion of this security was on loan at December 31, 2016.

(b)  Non-income producing security.

(c)  Security trades on the Hong Kong exchange.

(d)  Security has been deemed illiquid at December 31, 2016.

(e)  At December 31, 2016, the Portfolio held fair valued securities valued at approximately $139,530,000, representing 4.5% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(f)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Portfolio has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at December 31, 2016, amounts to approximately $139,530,000 and represents 4.5% of net assets.

(g)  At December 31, 2016, the aggregate cost for federal income tax purposes is approximately $2,316,815,000. The aggregate gross unrealized appreciation is approximately $1,187,042,000 and the aggregate gross unrealized depreciation is approximately $211,292,000, resulting in net unrealized appreciation of approximately $975,750,000.

ADR  American Depositary Receipt.

CNY  Chinese Yuan Renminbi

USD  United States Dollar

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	31.1%
Internet Software & Services	19.7
Internet & Direct Marketing Retail	17.1
Software	13.5
Information Technology Services	7.7
Health Care Equipment & Supplies	5.6
Automobiles	5.3
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2016.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Growth Portfolio

Statement of Assets and Liabilities	December 31, 2016 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $2,063,870)	$3,051,583
Investment in Security of Affiliated Issuer, at Value (Cost $240,982)	240,982
Total Investments in Securities, at Value (Cost $2,304,852)	3,292,565
Cash	218
Receivable for Portfolio Shares Sold	4,396
Dividends Receivable	679
Tax Reclaim Receivable	493
Receivable from Affiliate	20
Other Assets	159
Total Assets	3,298,530
Liabilities:
Collateral on Securities Loaned, at Value	137,225
Payable for Portfolio Shares Redeemed	84,151
Payable for Advisory Fees	3,643
Due to Broker	1,370
Payable for Investments Purchased	1,034
Payable for Sub Transfer Agency Fees — Class I	110
Payable for Sub Transfer Agency Fees — Class A	318
Payable for Sub Transfer Agency Fees — Class L	26
Payable for Sub Transfer Agency Fees — Class C	3
Payable for Shareholder Services Fees — Class A	299
Payable for Distribution and Shareholder Services Fees — Class L	48
Payable for Distribution and Shareholder Services Fees — Class C	15
Payable for Administration Fees	218
Payable for Directors' Fees and Expenses	122
Payable for Transfer Agency Fees — Class I	13
Payable for Transfer Agency Fees — Class A	67
Payable for Transfer Agency Fees — Class L	6
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	1
Payable for Professional Fees	60
Payable for Custodian Fees	34
Other Liabilities	185
Total Liabilities	228,949
Net Assets	$3,069,581
Net Assets Consist Of:
Paid-in-Capital	$2,007,776
Accumulated Net Investment Loss	(1,960)
Accumulated Net Realized Gain	76,052
Unrealized Appreciation (Depreciation) on:
Investments	987,713
Net Assets	$3,069,581

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Growth Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2016 (000)
CLASS I:
Net Assets	$726,787
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	20,655,074
Net Asset Value, Offering and Redemption Price Per Share	$35.19
CLASS A:
Net Assets	$1,376,836
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	40,529,492
Net Asset Value, Redemption Price Per Share	$33.97
Maximum Sales Load	5.25%
Maximum Sales Charge	$1.88
Maximum Offering Price Per Share	$35.85
CLASS L:
Net Assets	$74,324
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	2,258,993
Net Asset Value, Offering and Redemption Price Per Share	$32.90
CLASS C:
Net Assets	$16,613
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	506,349
Net Asset Value, Offering and Redemption Price Per Share	$32.81
CLASS IS:
Net Assets	$875,021
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	24,772,037
Net Asset Value, Offering and Redemption Price Per Share	$35.32
(1) Including: Securities on Loan, at Value:	$170,195

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Growth Portfolio

Statement of Operations	Year Ended December 31, 2016 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$13,194
Income from Securities Loaned — Net	8,917
Dividends from Securities of Affiliated Issuer (Note G)	246
Total Investment Income	22,357
Expenses:
Advisory Fees (Note B)	14,863
Shareholder Services Fees — Class A (Note D)	3,792
Distribution and Shareholder Services Fees — Class L (Note D)	604
Distribution and Shareholder Services Fees — Class C (Note D)	161
Administration Fees (Note C)	2,712
Sub Transfer Agency Fees — Class I	697
Sub Transfer Agency Fees — Class A	1,711
Sub Transfer Agency Fees — Class L	110
Sub Transfer Agency Fees — Class C	20
Transfer Agency Fees — Class I (Note E)	57
Transfer Agency Fees — Class A (Note E)	261
Transfer Agency Fees — Class L (Note E)	21
Transfer Agency Fees — Class C (Note E)	6
Transfer Agency Fees — Class IS (Note E)	4
Shareholder Reporting Fees	290
Registration Fees	164
Custodian Fees (Note F)	129
Professional Fees	129
Directors' Fees and Expenses	50
Pricing Fees	3
Other Expenses	99
Total Expenses	25,883
Rebate from Morgan Stanley Affiliate (Note G)	(98)
Reimbursement of Custodian Fees (Note F)	(53)
Net Expenses	25,732
Net Investment Loss	(3,375)
Realized Gain:
Investments Sold	267,162
Foreign Currency Transactions	76
Net Realized Gain	267,238
Change in Unrealized Appreciation (Depreciation):
Investments	(327,432)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(60,194)
Net Decrease in Net Assets Resulting from Operations	$(63,569)

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Growth Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2016 (000)	Year Ended December 31, 2015 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(3,375)	$(12,030)
Net Realized Gain	267,238	440,001
Net Change in Unrealized Appreciation (Depreciation)	(327,432)	(38,092)
Net Increase (Decrease) in Net Assets Resulting from Operations	(63,569)	389,879
Distributions from and/or in Excess of:
Class I:
Net Realized Gain	(93,975)	(62,204)
Class A:
Net Realized Gain	(177,189)	(119,469)
Class L:
Net Realized Gain	(9,653)	(6,732)
Class C:
Net Realized Gain	(2,102)	(797)
Class IS:
Net Realized Gain	(108,125)	(72,693)
Total Distributions	(391,044)	(261,895)
Capital Share Transactions:(1)
Class I:
Subscribed	245,890	191,278
Distributions Reinvested	90,086	60,112
Redeemed	(373,817)	(200,306)
Class A:
Subscribed	129,312	180,513
Distributions Reinvested	171,522	115,656
Redeemed	(348,180)	(269,270)
Class L:
Exchanged	179	—
Subscribed	—	2,348
Distributions Reinvested	9,458	6,581
Redeemed	(12,432)	(12,246)
Class C:
Subscribed	8,747	13,781 *
Distributions Reinvested	1,791	677 *
Redeemed	(5,168)	(484)*
Class IS:
Subscribed	115,188	127,805
Distributions Reinvested	103,631	68,414
Redeemed	(241,921)	(181,658)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(105,714)	103,201
Total Increase (Decrease) in Net Assets	(560,327)	231,185
Net Assets:
Beginning of Period	3,629,908	3,398,723
End of Period (Including Accumulated Net Investment Loss of $(1,960) and $(671))	$3,069,581	$3,629,908

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Growth Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2016 (000)	Year Ended December 31, 2015 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	6,488	4,598
Shares Issued on Distributions Reinvested	2,487	1,464
Shares Redeemed	(10,000)	(4,832)
Net Increase (Decrease) in Class I Shares Outstanding	(1,025)	1,230
Class A:
Shares Subscribed	3,580	4,418
Shares Issued on Distributions Reinvested	4,892	2,896
Shares Redeemed	(9,425)	(6,635)
Net Increase (Decrease) in Class A Shares Outstanding	(953)	679
Class L:
Exchanged	5	—
Shares Subscribed	—	59
Shares Issued on Distributions Reinvested	278	168
Shares Redeemed	(348)	(306)
Net Decrease in Class L Shares Outstanding	(65)	(79)
Class C:
Shares Subscribed	246	348 *
Shares Issued on Distributions Reinvested	53	17 *
Shares Redeemed	(145)	(12)*
Net Increase in Class C Shares Outstanding	154	353
Class IS:
Shares Subscribed	3,101	3,094
Shares Issued on Distributions Reinvested	2,849	1,662
Shares Redeemed	(6,336)	(4,375)
Net Increase (Decrease) in Class IS Shares Outstanding	(386)	381

*  For the period April 30, 2015 through December 31, 2015.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

Growth Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$40.44		$38.86		$38.38		$27.05		$23.46
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (2)	0.01		(0.07)		(0.03)		0.02		0.16
Net Realized and Unrealized Gain (Loss)	(0.79)		4.70		2.43		13.02		3.52
Total from Investment Operations	(0.78)		4.63		2.40		13.04		3.68
Distributions from and/or in Excess of:
Net Investment Income	—		—		(0.00	)(3)	(0.13)		(0.05)
Net Realized Gain	(4.47)		(3.05)		(1.92)		(1.58)		(0.04)
Total Distributions	(4.47)		(3.05)		(1.92)		(1.71)		(0.09)
Net Asset Value, End of Period	$35.19		$40.44		$38.86		$38.38		$27.05
Total Return (4)	(1.91)%		11.91%		6.42%		48.60%		15.66%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$726,787		$876,660		$794,648		$989,649		$661,073
Ratio of Expenses to Average Net Assets (8)	0.63	%(5)	0.61	%(5)	0.69	%(5)(6)	0.70	%(5)	0.72	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets (8)	0.02	%(5)	(0.18	)%(5)	(0.08	)%(5)	0.08	%(5)	0.59	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(7)	0.00	%(7)	0.01%		0.01%		0.00	%(7)
Portfolio Turnover Rate	39%		34%		44%		31%		49%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.63%		N/A		N/A		0.71%		N/A
Net Investment Income to Average Net Assets	0.02%		N/A		N/A		0.07%		N/A

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets would have been less than 0.005% higher and the Ratio of Net Investment Income to Average Net Assets would have been less than 0.005% lower had the custodian not reimbursed the Portfolio.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective April 7, 2014, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.70% for Class I shares. Prior to April 7, 2014, the maximum ratio was 0.80% for Class I shares.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

Growth Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$39.31		$37.98		$37.61		$26.53		$23.03
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (2)	(0.10)		(0.21)		(0.13)		(0.06)		0.09
Net Realized and Unrealized Gain (Loss)	(0.77)		4.59		2.42		12.78		3.45
Total from Investment Operations	(0.87)		4.38		2.29		12.72		3.54
Distributions from and/or in Excess of:
Net Investment Income	—		—		—		(0.06)		—
Net Realized Gain	(4.47)		(3.05)		(1.92)		(1.58)		(0.04)
Total Distributions	(4.47)		(3.05)		(1.92)		(1.64)		(0.04)
Net Asset Value, End of Period	$33.97		$39.31		$37.98		$37.61		$26.53
Total Return (3)	(2.21)%		11.53%		6.25%		48.22%		15.36%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,376,836		$1,630,538		$1,549,756		$205,286		$138,416
Ratio of Expenses to Average Net Assets (7)	0.92	%(4)	0.96	%(4)	0.83	%(4)(5)	0.95	%(4)(5)	0.97	%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets (7)	(0.26	)%(4)	(0.52	)%(4)	(0.34	)%(4)	(0.18	)%(4)	0.34	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.01%		0.00	%(6)
Portfolio Turnover Rate	39%		34%		44%		31%		49%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.92%		0.96%		N/A		0.96%		N/A
Net Investment Loss to Average Net Assets	(0.26)%		(0.52)%		N/A		(0.19)%		N/A

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets would have been less than 0.005% higher and the Ratio of Net Investment Loss to Average Net Assets would have been less than 0.005% lower had the custodian not reimbursed the Portfolio.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective April 7, 2014, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratios of 1.05% for Class A shares. Prior to April 7, 2014, the maximum ratio was 1.15% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.05% for Class A shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

Growth Portfolio

	Class L
	Year Ended December 31,								Period from April 27, 2012(2) to
Selected Per Share Data and Ratios	2016(1)		2015		2014		2013		December 31, 2012
Net Asset Value, Beginning of Period	$38.41		$37.40		$37.26		$26.43		$27.60
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (3)	(0.29)		(0.44)		(0.31)		(0.38)		0.03
Net Realized and Unrealized Gain (Loss)	(0.75)		4.50		2.38		12.84		(1.16)
Total from Investment Operations	(1.04)		4.06		2.07		12.46		(1.13)
Distributions from and/or in Excess of:
Net Investment Income	—		—		(0.01)		(0.05)		(0.00	)(4)
Net Realized Gain	(4.47)		(3.05)		(1.92)		(1.58)		(0.04)
Total Distributions	(4.47)		(3.05)		(1.93)		(1.63)		(0.04)
Net Asset Value, End of Period	$32.90		$38.41		$37.40		$37.26		$26.43
Total Return (5)	(2.72)%		10.85%		5.72%		47.44%		(4.10	)%(9)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$74,324		$89,277		$89,854		$528		$10
Ratio of Expenses to Average Net Assets (11)	1.45	%(6)	1.55	%(6)	1.29	%(6)(7)	1.60	%(6)(7)	1.51	%(6)(10)
Ratio of Net Investment Income (Loss) to Average Net Assets (11)	(0.79	)%(6)	(1.11	)%(6)	(0.82	)%(6)	(1.09	)%(6)	0.20	%(6)(10)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.01%		0.00	%(8)(10)
Portfolio Turnover Rate	39%		34%		44%		31%		49	%(9)
(11) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.45%		1.57%		N/A		1.72%		N/A
Net Investment Loss to Average Net Assets	(0.79)%		(1.13)%		N/A		(1.21)%		N/A

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets would have been less than 0.005% higher and the Ratio of Net Investment Loss to Average Net Assets would have been less than 0.005% lower had the custodian not reimbursed the Portfolio.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Effective April 7, 2014, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.55% for Class L shares. Prior to April 7, 2014, the maximum ratio was 1.65% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.55% for Class L shares.

(8)  Amount is less than 0.005%.

(9)  Not Annualized.

(10)  Annualized.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

Growth Portfolio

	Class C
Selected Per Share Data and Ratios	Year Ended December 31, 2016(1)		Period from April 30, 2015(2) to December 31, 2015
Net Asset Value, Beginning of Period	$38.40		$40.33
Income (Loss) from Investment Operations:
Net Investment Loss (3)	(0.38)		(0.35)
Net Realized and Unrealized Gain (Loss)	(0.74)		1.47
Total from Investment Operations	(1.12)		1.12
Distributions from and/or in Excess of:
Net Realized Gain	(4.47)		(3.05)
Net Asset Value, End of Period	$32.81		$38.40
Total Return (4)	(2.93)%		2.71	%(7)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$16,613		$13,544
Ratio of Expenses to Average Net Assets (9)	1.70	%(5)	1.62	%(5)(8)
Ratio of Net Investment Loss to Average Net Assets (Loss) (9)	(1.04	)%(5)	(1.29	)%(5)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(6)	0.00	%(6)(8)
Portfolio Turnover Rate	39%		34%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.70%		N/A
Net Investment Loss to Average Net Assets	(1.04)%		N/A

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets would have been less than 0.005% higher and the Ratio of Net Investment Loss to Average Net Assets would have been less than 0.005% lower had the custodian not reimbursed the Portfolio.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Amount is less than 0.005%.

(7)  Not Annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

Growth Portfolio

	Class IS
	Year Ended December 31,						Period from September 13, 2013(2) to
Selected Per Share Data and Ratios	2016(1)		2015		2014		December 31, 2013
Net Asset Value, Beginning of Period	$40.54		$38.92		$38.40		$34.45
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (3)	0.05		(0.04)		(0.05)		(0.02)
Net Realized and Unrealized Gain (Loss)	(0.80)		4.71		2.50		5.55
Total from Investment Operations	(0.75)		4.67		2.45		5.53
Distributions from and/or in Excess of:
Net Investment Income	—		—		(0.01)		—
Net Realized Gain	(4.47)		(3.05)		(1.92)		(1.58)
Total Distributions	(4.47)		(3.05)		(1.93)		(1.58)
Net Asset Value, End of Period	$35.32		$40.54		$38.92		$38.40
Total Return (4)	(1.83)%		11.97%		6.60%		16.20	%(8)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$875,021		$1,019,889		$964,465		$11
Ratio of Expenses to Average Net Assets (10)	0.54	%(5)	0.54	%(5)	0.54	%(5)(6)	0.60	%(5)(9)
Ratio of Net Investment Income (Loss) to Average Net Assets (10)	0.12	%(5)	(0.10	)%(5)	(0.12	)%(5)	(0.16	)%(5)(9)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(7)	0.00	%(7)	0.01%		0.01	%(9)
Portfolio Turnover Rate	39%		34%		44%		31	%(8)
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.54%		N/A		0.55%		5.60	%(9)
Net Investment Loss to Average Net Assets	0.12%		N/A		(0.13)%		(5.16	)%(9)

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets would have been less than 0.005% higher and the Ratio of Net Investment Income to Average Net Assets would have been less than 0.005% lower had the custodian not reimbursed the Portfolio.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective April 7, 2014, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.67% for Class IS shares. Prior to April 7, 2014, the maximum ratio was 0.73% for Class IS shares.

(7)  Amount is less than 0.005%.

(8)  Not Annualized.

(9)  Annualized.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-nine separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Growth Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in growth oriented equity securities of large capitalization companies.

The Portfolio offers five classes of shares — Class I, Class A, Class L, Class C and Class IS. On April 30, 2015, the Portfolio suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Fund's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) Listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sale price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (5) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2016.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$106,537	$—	$—	$106,537
Automobiles	168,150	—	—	168,150
Biotechnology	20,350	—	—	20,350
Capital Markets	136,334	—	—	136,334
Diversified Financial Services	45,891	—	—	45,891
Health Care Equipment & Supplies	176,835	—	—	176,835
Health Care Technology	86,807	—	—	86,807
Hotels, Restaurants & Leisure	78,525	—	—	78,525
Information Technology Services	242,521	—	—	242,521
Internet & Direct Marketing Retail	420,125	—	—	420,125
Internet Software & Services	618,500	—	—	618,500
Life Sciences Tools & Services	153,510	—	—	153,510
Semiconductors & Semiconductor Equipment	118,226	—	—	118,226
Software	426,717	—	—	426,717
Textiles, Apparel & Luxury Goods	83,701	—	—	83,701
Total Common Stocks	2,882,729	—	—	2,882,729
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Preferred Stocks	$—	$—	$139,530	$139,530
Call Option Purchased	—	1,527	—	1,527
Short-Term Investments
Investment Company	240,982	—	—	240,982
Repurchase Agreements	—	27,797	—	27,797
Total Short-Term Investments	240,982	27,797	—	268,779
Total Assets	$3,123,711	$29,324	$139,530	$3,292,565

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2016, the Portfolio did not have any investments transfer between investment levels.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stock (000)	Preferred Stocks (000)
Beginning Balance	$13,688	$142,388
Purchases	—	—
Sales	(16,333)	—
Amortization of discount	—	—
Transfers in	—	—
Transfers out	—	—
Corporate actions	—	—
Change in unrealized appreciation (depreciation)	7,093	(2,858)
Realized gains (losses)	(4,448)	—
Ending Balance	$—	$139,530
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2016	$—	$(2,858)

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2016. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance.

Fair Value at December 31, 2016 (000)	Valuation Technique	Unobservable Input	Range	Selected Value	Impact to Valuation from an Increase in Input
Electronic Equipment, Instuments & Components
Preferred Stock	$18,278	Discounted Cash Flow	Weighted Average Cost of Capital	25.0%	27.0%	26.0%	Decrease
Perpetual Growth Rate	3.0%	4.0%	3.5%	Increase
Market Comparable Companies	Enterprise Value/ Revenue	10.6x	24.7	x	19.4	x	Increase
Discount for Lack of	Marketability	20.0%	20.0%	20.0%	Decrease
Internet & Direct Marketing Retail
Preferred Stocks	$53,273	Market Transaction Method	Precedent Transaction	$105.00	$105.00	$105.00	Increase
Discounted Cash Flow	Weighted Average Cost of Capital	15.5%	17.5%	16.5%	Decrease
Perpetual Growth Rate	3.0%	4.0%	3.5%	Increase
Market Comparable Companies	Enterprise Value/ Revenue	9.8	x	16.2	x	12.8	x	Increase
Discount for Lack of	Marketability	20.0%	20.0%	20.0%	Decrease
$10,501	Discounted Cash Flow	Weighted Average Cost of Capital	17.5%	19.5%	18.5%	Decrease
Perpetual Growth Rate	3.5%	4.5%	4.0%	Increase
Market Comparable Companies	Enterprise Value/ Revenue	1.1x	2.8	x	2.2	x	Increase
Discount for Lack of Marketability	20.0%	20.0%	20.0%	Decrease
$54,173	Market Transaction Method	Precedent Transaction	$48.77	$48.77	$48.77	Increase
Internet Software & Services
Preferred Stock	$3,305	Discounted Cash Flow	Weighted Average Cost of Capital	18.0%	20.0%	19.0%	Decrease
Perpetual Growth Rate	2.5%	3.5%	3.0%	Increase
Market Comparable Companies	Enterprise Value/ Revenue	4.1	x	11.2	x	5.5	x	Increase
Discount for Lack of Marketability	20.0%	20.0%	20.0%	Decrease

3.  Repurchase Agreements: The Portfolio may enter into repurchase agreements under which the Portfolio lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Portfolio takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

full collateralization. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Portfolio, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

5.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Options: With respect to options, the Portfolio is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price typically in exchange for a premium paid by the Portfolio. The Portfolio may purchase and/or sell put and call options. Purchasing call options tends to increase the Portfolio's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Portfolio's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Portfolio bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If the Portfolio sells an option, it sells to another party the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price typically in exchange for a premium received by the Portfolio. When options are purchased OTC, the Portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Portfolio may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2016.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Options Purchased	Investments, at Value (Options Purchased)	Currency Risk	$1,527	(a)

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

for the year ended December 31, 2016 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Options Purchased)	$(3,651	)(b)

(b) Amounts are included in Investments Sold in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Options Purchased)	$(6,516	)(c)

(c) Amounts are included in Investments in the Statement of Operations.

At December 31, 2016, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(d) (000)		Liabilities(d) (000)
Options Purchased	$1,527	(a)	$—

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(d) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2016.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
Royal Bank of Scotland	$1,527	$—	$(1,370)	$157

For the year ended December 31, 2016, the approximate average monthly amount outstanding for each derivative type is as follows:

Options Purchased:
Average monthly notional amount	493,280,000

6.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Portfolio's Statement of Operations. Risks in securities lending

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2016.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$170,195	(e)	$—	$(170,195	)(f)(g)	$0

(e) Represents market value of loaned securities at period end.

(f) The Portfolio received cash collateral of approximately $137,225,000, of which approximately $137,007,000 was subsequently invested in a Repurchase Agreement and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of December 31, 2016, there was uninvested cash of approximately $218,000, which is not reflected in the Portfolio of Investments. In addition, the Portfolio received non-cash collateral of approximately $37,686,000 in the form of U.S. Government obligations, which the Portfolio cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(g) The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB Accounting Standards Update No. 2014-11 ("ASU No. 2014-11"), "Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2016.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$137,225	$—	$—	$—	$137,225
Total Borrowings	$137,225	$—	$—	$—	$137,225
Gross amount of recognized liabilities for securities lending transactions					$137,225

7.  Restricted Securities: The Portfolio invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Portfolio could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Portfolio would, in either case, bear market risks during that period. Restricted securities are identified in the Portfolio of Investments.

8.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

10.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Next $1 billion	Next $1 billion	Over $3 billion
0.50%	0.45%	0.40%	0.35%

For the year ended December 31, 2016, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.44% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.70% for Class I shares, 1.05% for Class A shares, 1.55% for Class L shares, 1.80% for Class C shares and 0.67% for Class IS shares. In addition, the Adviser has agreed to reimburse 0.01% of expenses of the Class A shares to the extent that total annual operating expenses of the Class A shares exceed 0.96%. Effective April 07, 2016, Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual operating expenses, will not exceed 0.80% for Class I shares, 1.15% for Class A shares, 1.65% for Class L shares, 1.90% for Class C shares and 0.73% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Portfolio's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. This arrangement had no effect during the most recent reporting period.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

In December 2015, the Fund's Custodian announced that it had identified inconsistencies in the way in which clients were invoiced for out-of-pocket expenses from 1998 until November 2015. The dollar amount difference between what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The Custodian reimbursed the Portfolio directly, which was recognized as a change in accounting estimate and was reflected as "Reimbursement of Custodian Fees" in the Statement of Operations.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2016, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $1,284,244,000 and $1,688,280,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2016.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2016, advisory fees paid were reduced by approximately $98,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2016 is as follows:

Value December 31, 2015 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2016 (000)
$302,829	$1,201,519	$1,263,366	$246	$240,982

The Portfolio is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2016, the Portfolio did not engage in any cross-trade transactions.

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2016, remains subject to examination by taxing authorities.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2016 and 2015 was as follows:

2016 Distributions Paid From:		2015 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$—	$391,044	$5,086	$256,809

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, a net operating loss and basis adjustments on partnerships, resulted in the following reclassifications among the components of net assets at December 31, 2016:

Accumulated Net Investment Loss (000)	Accumulated Net Realized Gain (000)	Paid-in- Capital (000)
$2,086	$5,897	$(7,983)

At December 31, 2016, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$—	$88,015

Qualified late year losses are capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year that, if elected, are deemed to arise on the first day of the Portfolio's next taxable year. For the year ended December 31, 2016, the Portfolio deferred to January 1, 2017 for U.S. federal income tax purposes the following losses:

Qualified Late Year Ordinary Losses (000)	Post-October Capital Losses (000)
$1,794	$—

I. Credit Facility: As of April 4, 2016, the Fund and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "facility") with State Street. This facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or one month libor rate plus a spread. The facility also has a commitment fee of 0.25% per annum based on the unused portion of the facility. During the year ended December 31, 2016, the Portfolio did not have any borrowings under the facility.

J. Other: At December 31, 2016, the Portfolio had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 58.9%.

K. Accounting Pronouncements: In December 2016, FASB issued Accounting Standards update 2016-19 — Technical Corrections and Improvements ("ASU 2016-19"), which is effective for interim periods for all entities beginning after December 15, 2016. ASU 2016-19 includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. That amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. Although still evaluating the potential impacts of ASU 2016-19 to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

In October 2016, the Securities and Exchange Commission ("SEC") issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the Portfolio's net assets or results of operations. Although still evaluating the potential impacts of the Investment Company Reporting Modernization to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Growth Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Growth Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Growth Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 28, 2017

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2016.

The Portfolio designated and paid approximately $391,044,000 as a long-term capital gain distribution.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to nonaffiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (72) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				90

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (63) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	91	Director of various non-profit organizations.
Nancy C. Everett (61) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	91

Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (59) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	91

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (67) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	91	Director of NVR, Inc. (home construction).
Joseph J. Kearns (74) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	93	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (58) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				90	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (56) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Management Director, JPMorgan Asset Management (2013-2016); President, JPMorgan Funds (2010-2013), Chief Administrative Officer, JPMorgan Funds (2004-2010), Treasurer, JPMorgan Funds (2003-2004, 2008-2010), and Vice President and Board Liaison, JPMorgan Funds (2001-2004); Managing Director, J.P. Morgan Investment Management Inc. (2001-2013); Vice President of Finance, Pierpont Group (1996-2001); Vice President, Bank of New York (1995-1996); Senior Audit Manager, Price Waterhouse, LLP (1982-1995).	91	None.
Michael E. Nugent (80) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	92	None.
W. Allen Reed (69) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	91	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (84) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	92	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2016) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (53) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (51) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (49) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

37

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, 100 F Street, NE, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Portfolio of Morgan Stanley Institutional Fund, Inc., which describes in detail the Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2017 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGRWANN
1696421 EXP. 02.28.18

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Insight Portfolio

Annual Report

December 31, 2016

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	13
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	25
Federal Tax Notice	26
Privacy Notice	27
Director and Officer Information	30

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Portfolio of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Portfolio, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Insight Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2017

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Expense Example (unaudited)

Insight Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/16	Actual Ending Account Value 12/31/16	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Insight Portfolio Class I	$1,000.00	$1,182.70	$1,019.96	$5.65	$5.23	1.03	%***
Insight Portfolio Class A	1,000.00	1,181.00	1,018.20	7.57	7.00	1.38	***
Insight Portfolio Class L	1,000.00	1,177.80	1,015.69	10.29	9.53	1.88	***
Insight Portfolio Class C	1,000.00	1,176.70	1,014.43	11.65	10.79	2.13	***

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

***  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Investment Overview (unaudited)

Insight Portfolio

The Portfolio seeks long-term capital appreciation.

Performance

For the year ended December 31, 2016, the Portfolio's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 31.14%, net of fees. The Portfolio's Class I shares outperformed the Portfolio's benchmark, the Russell 3000® Value Index (the "Index"), which returned 18.40%. Please keep in mind that high double-digit returns are highly unusual and cannot be sustained.

Factors Affecting Performance

•  The U.S. stock market was overwhelmed by negative news early in 2016, but staged a turnaround over the remainder of the year. Concerns about China's economy, falling oil prices and U.S. Federal Reserve (Fed) monetary policy weighed heavily on the markets from January through mid-February. From there, oil prices stabilized, economic growth improved, corporate earnings recovered and the Fed refrained from raising interest rates (until its December 2016 meeting), which provided upside to stock prices. Two major political events, the U.K.'s "Brexit" referendum and the election of Donald Trump, were initially viewed as negative surprises, but volatility subsided fairly quickly. Anticipation of pro-growth fiscal policy from the new administration drove share prices sharply higher in the final weeks of the year.

•  All sectors in the Index delivered positive performance for the period, led by double-digit returns in the materials, energy and industrials sectors. The health care, consumer discretionary and consumer staples sectors had the smallest gains.

•  The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers. In this reporting period, favorable stock selection drove the Portfolio's relative outperformance, while sector allocation was a mild detractor.

•  The industrials sector was, by far, the largest contributor to relative performance, due to both stock selection and a significant overweight in the sector. Stock selection in the consumer discretionary sector added to relative gains, more than offsetting the negative impact of an overweight in the sector. The health care sector also modestly contributed to outperformance, aided by both stock selection and an underweight allocation in the sector.

•  The materials sector detracted from relative performance. Although an overweight to the materials sector was somewhat beneficial, stock selection was detrimental to relative returns. The Portfolio also maintained a considerable underweight to the energy sector, which was disadvantageous to relative performance, given the sector's strong appreciation in the Index during the 12-month period.

Management Strategies

•  There were no changes to our bottom-up investment process during the period. We seek to invest primarily in established and cyclical franchise companies that we believe have strong name recognition, sustainable competitive advantages, and ample growth prospects, and are trading at an attractive discount to future cash flow generation capacity or asset value. We typically favor companies with the ability to generate attractive free cash flow yields. We utilize a bottom-up stock selection process, seeking attractive investments on an individual company basis. Our emphasis is on secular growth, and as a result short-term market events are not as meaningful in the stock selection process.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Investment Overview (unaudited) (cont'd)

Insight Portfolio

*  Minimum Investment for Class I shares

**  Commenced Operations on December 28, 2011.

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L and C shares will vary from the performance of Class I shares based upon their different inception dates and will be impacted by additional fees assessed to those classes.

Performance Compared to the Russell 3000® Value Index(1) and the Lipper Multi-Cap Core Funds Index(2)

	Period Ended December 31, 2016 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio — Class I Shares w/o sales charges(4)	31.14%	18.74%	—	18.85%
Portfolio — Class A Shares w/o sales charges(4)	30.74	18.38	—	18.49
Portfolio — Class A Shares with maximum 5.25% sales charges(4)	23.89	17.11	—	17.23
Portfolio — Class L Shares w/o sales charges(4)	30.18	17.79	—	17.90
Portfolio — Class C Shares w/o sales charges(5)	29.87	—	—	12.38
Portfolio — Class C Shares with maximum 1.00% deferred sales charges(5)	28.87	—	—	12.38
Russell 3000® Value Index	18.40	14.81	—	14.95
Lipper Multi-Cap Core Funds Index	12.27	13.39	—	13.54

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The Russell 3000® Value Index measures the performance of those companies in the Russell 3000® Index with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Multi-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Multi-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Multi-Cap Core Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on December 28, 2011.

(5)  Commenced offering on April 30, 2015.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Portfolio, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Portfolio of Investments

Insight Portfolio

	Shares	Value (000)
Common Stocks (83.5%)
Aerospace & Defense (8.7%)
BWX Technologies, Inc.	20,751	$824
United Technologies Corp.	11,821	1,296
		2,120
Automobiles (4.8%)
Harley-Davidson, Inc.	19,984	1,166
Beverages (0.0%)
Big Rock Brewery, Inc. (Canada) (a)	1,928	8
Capital Markets (0.9%)
Donnelley Financial Solutions, Inc. (a)	9,288	213
Chemicals (5.7%)
Ashland Global Holdings, Inc.	7,688	840
Mosaic Co. (The)	18,707	549
		1,389
Commercial Services & Supplies (2.0%)
Copart, Inc. (a)	8,782	487
Diversified Financial Services (5.7%)
Berkshire Hathaway, Inc., Class B (a)	2,465	402
Leucadia National Corp.	42,572	990
		1,392
Energy Equipment & Services (1.2%)
Dril-Quip, Inc. (a)	5,070	304
Food Products (1.1%)
Lamb Weston Holdings, Inc. (a)	6,935	262
Health Care Equipment & Supplies (3.3%)
Intuitive Surgical, Inc. (a)	1,278	810
Health Care Technology (0.1%)
Castlight Health, Inc., Class B (a)	6,131	30
Hotels, Restaurants & Leisure (3.8%)
BJ's Restaurants, Inc. (a)	6,221	245
Bojangles', Inc. (a)	6,830	127
El Pollo Loco Holdings, Inc. (a)	10,503	129
Fiesta Restaurant Group, Inc. (a)	11,928	356
Habit Restaurants, Inc. (The) (a)	2,550	44
Papa Murphy's Holdings, Inc. (a)(b)	2,946	13
Wingstop, Inc.	656	19
		933
Industrial Conglomerates (1.8%)
Koninklijke Philips N.V. (Netherlands)	14,063	430
Insurance (8.1%)
Progressive Corp. (The)	26,649	946
RenaissanceRe Holdings Ltd.	7,530	1,026
		1,972
Internet Software & Services (3.8%)
Criteo SA ADR (France) (a)	11,103	456
eBay, Inc. (a)	13,114	389
Twitter, Inc. (a)	5,740	94
		939
	Shares	Value (000)
Leisure Products (1.8%)
Vista Outdoor, Inc. (a)	11,657	$430
Machinery (17.0%)
Deere & Co.	5,028	518
Joy Global, Inc.	36,369	1,018
Manitowoc Co., Inc. (The) (a)	19,490	117
Manitowoc Foodservice, Inc. (a)	78,344	1,515
Terex Corp.	30,964	976
		4,144
Media (7.6%)
News Corp., Class A	20,043	229
Time Warner, Inc.	16,914	1,633
		1,862
Metals & Mining (0.6%)
Dominion Diamond Corp. (Canada)	15,975	155
Specialty Retail (0.3%)
Container Store Group, Inc. (The) (a)(b)	12,736	81
Trading Companies & Distributors (2.8%)
Fastenal Co.	14,621	687
Transportation Infrastructure (2.4%)
BBA Aviation PLC (United Kingdom)	171,596	599
Total Common Stocks (Cost $18,650)		20,413
Short-Term Investments (15.5%)
Securities held as Collateral on Loaned Securities (0.4%)
Investment Company (0.3%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G)	69,377	69
	Face Amount (000)
Repurchase Agreements (0.1%)
Merrill Lynch & Co., Inc., (0.50%, dated 12/30/16, due 1/3/17; proceeds $1; fully collateralized by a U.S. Government obligation; 1.88% due 8/31/22; valued at $1)	$1	1
Merrill Lynch & Co., Inc., (0.50%, dated 12/30/16, due 1/3/17; proceeds $7; fully collateralized by U.S. Government agency securities; 2.88% - 4.60% due 11/20/65 - 11/20/66; valued at $7)	7	7
Merrill Lynch & Co., Inc., (0.81%, dated 12/30/16, due 1/3/17; proceeds $10; fully collateralized by Exchange Traded Funds; valued at $11)	10	10
		18
Total Securities held as Collateral on Loaned Securities (Cost $87)		87

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Portfolio of Investments (cont'd)

Insight Portfolio

	Shares	Value (000)
Investment Company (15.1%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $3,700)	3,699,547	$3,700
Total Short-Term Investments (Cost $3,787)		3,787
Total Investments (99.0%) (Cost $22,437) Including $82 of Securities Loaned (c)		24,200
Other Assets in Excess of Liabilities (1.0%)		234
Net Assets (100.0%)		$24,434

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2016.

(c)  At December 31, 2016, the aggregate cost for federal income tax purposes is approximately $22,459,000. The aggregate gross unrealized appreciation is approximately $1,913,000 and the aggregate gross unrealized depreciation is approximately $172,000 resulting in net unrealized appreciation of approximately $1,741,000.

ADR  American Depositary Receipt.

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	31.2%
Machinery	17.2
Short-Term Investments	15.3
Aerospace & Defense	8.8
Insurance	8.2
Media	7.7
Diversified Financial Services	5.8
Chemicals	5.8
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2016.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Insight Portfolio

Statement of Assets and Liabilities	December 31, 2016 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $18,668)	$20,431
Investment in Security of Affiliated Issuer, at Value (Cost $3,769)	3,769
Total Investments in Securities, at Value (Cost $22,437)	24,200
Foreign Currency, at Value (Cost —@)	—	@
Receivable for Portfolio Shares Sold	343
Dividends Receivable	3
Receivable from Affiliate	1
Other Assets	38
Total Assets	24,585
Liabilities:
Collateral on Securities Loaned, at Value	87
Payable for Professional Fees	34
Payable for Advisory Fees	13
Payable for Shareholder Services Fees- Class A	1
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	2
Payable for Custodian Fees	3
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	1
Payable for Administration Fees	2
Bank Overdraft	1
Payable for Portfolio Shares Redeemed	1
Payable for Sub Transfer Agency Fees — Class I	—	@
Payable for Sub Transfer Agency Fees — Class L	—	@
Other Liabilities	4
Total Liabilities	151
Net Assets	$24,434
Net Assets Consist Of:
Paid-in-Capital	$22,522
Accumulated Undistributed Net Investment Income	—	@
Accumulated Net Realized Gain	149
Unrealized Appreciation (Depreciation) on:
Investments	1,763
Foreign Currency Translations	—	@
Net Assets	$24,434

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Insight Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2016 (000)
CLASS I:
Net Assets	$13,578
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	940,086
Net Asset Value, Offering and Redemption Price Per Share	$14.44
CLASS A:
Net Assets	$7,365
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	511,547
Net Asset Value, Redemption Price Per Share	$14.40
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.80
Maximum Offering Price Per Share	$15.20
CLASS L:
Net Assets	$150
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	10,663
Net Asset Value, Offering and Redemption Price Per Share	$14.09
CLASS C:
Net Assets	$3,341
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	238,173
Net Asset Value, Offering and Redemption Price Per Share	$14.03
(1) Including: Securities on Loan, at Value:	$82

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Insight Portfolio

Statement of Operations	Year Ended December 31, 2016 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $—@ of foreign Taxes Withheld)	$104
Dividends from Security of Affiliated Issuer (Note G)	2
Income from Securities Loaned — Net	1
Total Investment Income	107
Expenses:
Professional Fees	82
Advisory Fees (Note B)	67
Registration Fees	55
Shareholder Services Fees — Class A (Note D)	5
Distribution and Shareholder Services Fees — Class L (Note D)	1
Distribution and Shareholder Services Fees — Class C (Note D)	7
Shareholder Reporting Fees	11
Transfer Agency Fees — Class I (Note E)	2
Transfer Agency Fees — Class A (Note E)	3
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Administration Fees (Note C)	7
Sub Transfer Agency Fees — Class I	2
Sub Transfer Agency Fees — Class A	1
Sub Transfer Agency Fees — Class L	— @
Sub Transfer Agency Fees — Class C	— @
Custodian Fees (Note F)	3
Directors' Fees and Expenses	3
Pricing Fees	3
Other Expenses	9
Total Expenses	265
Waiver of Advisory Fees (Note B)	(67)
Expenses Reimbursed by Adviser (Note B)	(63)
Reimbursement of Class Specific Expenses — Class I (Note B)	(4)
Reimbursement of Class Specific Expenses — Class A (Note B)	(2)
Reimbursement of Class Specific Expenses — Class L (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(2)
Reimbursement of Custodian Fees (Note F)	(21)
Net Expenses	102
Net Investment Income	5
Realized Gain (Loss):
Investments Sold	519
Foreign Currency Transactions	(— @)
Net Realized Gain	519
Change in Unrealized Appreciation (Depreciation):
Investments	1,941
Foreign Currency Translations	(— @)
Net Change in Unrealized Appreciation (Depreciation)	1,941
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	2,460
Net Increase in Net Assets Resulting from Operations	$2,465

@  Amount is less than $500.
The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Insight Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2016 (000)	Year Ended December 31, 2015 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$5	$17
Net Realized Gain	519	203
Net Change in Unrealized Appreciation (Depreciation)	1,941	(376)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,465	(156)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(6)	(15)
Net Realized Gain	(212)	(256)
Class A:
Net Investment Income	(— @)	(2)
Net Realized Gain	(116)	(53)
Class L:
Net Investment Income	(— @)	(— @)
Net Realized Gain	(3)	(16)
Class C:
Net Investment Income	(— @)	(— @)
Net Realized Gain	(44)	(7)
Total Distributions	(381)	(349)
Capital Share Transactions:(1)
Class I:
Subscribed	10,923	188
Distributions Reinvested	217	270
Redeemed	(995)	(53)
Class A:
Subscribed	6,908	320
Distributions Reinvested	116	52
Redeemed	(528)	(121)
Class L:
Exchanged	49	—
Subscribed	—	129
Distributions Reinvested	2	15
Redeemed	(17)	(80)
Class C:
Subscribed	3,158	72 *
Distributions Reinvested	44	6 *
Redeemed	(55)	(10)*
Net Increase in Net Assets Resulting from Capital Share Transactions	19,822	788
Total Increase in Net Assets	21,906	283
Net Assets:
Beginning of Period	2,528	2,245
End of Period (Including Accumulated Undistributed Net Investment Income of —@ and $3)	$24,434	$2,528

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Insight Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2016 (000)	Year Ended December 31, 2015 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	821	14
Shares Issued on Distributions Reinvested	15	23
Shares Redeemed	(73)	(4)
Net Increase in Class I Shares Outstanding	763	33
Class A:
Shares Subscribed	509	24
Shares Issued on Distributions Reinvested	8	4
Shares Redeemed	(41)	(9)
Net Increase in Class A Shares Outstanding	476	19
Class L:
Shares Exchanged	4	—
Shares Subscribed	—	10
Shares Issued on Distributions Reinvested	— @@	2
Shares Redeemed	(1)	(7)
Net Increase in Class L Shares Outstanding	3	5
Class C:
Shares Subscribed	234	6	*
Shares Issued on Distributions Reinvested	3	—	@@*
Shares Redeemed	(4)	(1	)*
Net Increase in Class C Shares Outstanding	233	5

*  For the period April 30, 2015 through December 31, 2015.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

Insight Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$11.21		$13.65		$15.40		$11.86		$10.06
Income (Loss) from Investment Operations:
Net Investment Income (2)	0.03		0.10		0.06		0.18		0.17
Net Realized and Unrealized Gain (Loss)	3.46		(0.82)		0.87		4.52		2.59
Total from Investment Operations	3.49		(0.72)		0.93		4.70		2.76
Distributions from and/or in Excess of:
Net Investment Income	(0.01)		(0.10)		(0.04)		(0.16)		(0.14)
Net Realized Gain	(0.25)		(1.62)		(2.64)		(1.00)		(0.82)
Total Distributions	(0.26)		(1.72)		(2.68)		(1.16)		(0.96)
Net Asset Value, End of Period	$14.44		$11.21		$13.65		$15.40		$11.86
Total Return (3)	31.14%		(5.58)%		6.66%		40.20%		27.47%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$13,578		$1,981		$1,968		$1,859		$12
Ratio of Expenses to Average Net Assets (5)	1.03	%(4)	1.04	%(4)	1.04	%(4)	1.04	%(4)	1.04	%(4)
Ratio of Net Investment Income to Average Net Assets (5)	0.25	%(4)	0.78	%(4)	0.44	%(4)	1.25	%(4)	1.47	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%		0.01%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	42%		55%		82%		51%		62%
(5) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.93%		7.50%		7.69%		10.83%		11.61%
Net Investment Loss to Average Net Assets	(1.65)%		(5.68)%		(6.21)%		(8.54)%		(9.10)%

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

Insight Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$11.21		$13.66		$15.43		$11.86		$10.06
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (2)	(0.02)		0.05		0.01		0.07		0.14
Net Realized and Unrealized Gain (Loss)	3.46		(0.82)		0.87		4.58		2.59
Total from Investment Operations	3.44		(0.77)		0.88		4.65		2.73
Distributions from and/or in Excess of:
Net Investment Income	(0.00	)(3)	(0.06)		(0.01)		(0.08)		(0.11)
Net Realized Gain	(0.25)		(1.62)		(2.64)		(1.00)		(0.82)
Total Distributions	(0.25)		(1.68)		(2.65)		(1.08)		(0.93)
Net Asset Value, End of Period	$14.40		$11.21		$13.66		$15.43		$11.86
Total Return (4)	30.74%		(5.97)%		6.41%		39.73%		27.21%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$7,365		$399		$230		$209		$1,144
Ratio of Expenses to Average Net Assets (7)	1.38	%(5)	1.39	%(5)	1.39	%(5)	1.30	%(5)(6)	1.29	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets (7)	(0.15	)%(5)	0.42	%(5)	0.09	%(5)	0.50	%(5)	1.22	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%		0.01%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	42%		55%		82%		51%		62%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.28%		8.32%		8.91%		13.79%		11.86%
Net Investment Loss to Average Net Assets	(2.05)%		(6.51)%		(7.43)%		(11.99)%		(9.35)%

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.40% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.30% for Class A shares.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

Insight Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$11.02		$13.50		$15.35		$11.85		$10.06
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (2)	(0.06)		(0.01)		(0.06)		0.08		0.08
Net Realized and Unrealized Gain (Loss)	3.38		(0.82)		0.86		4.49		2.58
Total from Investment Operations	3.32		(0.83)		0.80		4.57		2.66
Distributions from and/or in Excess of:
Net Investment Income	(0.00	)(3)	(0.03)		(0.01)		(0.07)		(0.05)
Net Realized Gain	(0.25)		(1.62)		(2.64)		(1.00)		(0.82)
Total Distributions	(0.25)		(1.65)		(2.65)		(1.07)		(0.87)
Net Asset Value, End of Period	$14.09		$11.02		$13.50		$15.35		$11.85
Total Return (4)	30.18%		(6.49)%		5.83%		39.13%		26.52%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$150		$90		$47		$115		$12
Ratio of Expenses to Average Net Assets (7)	1.88	%(5)	1.89	%(5)	1.89	%(5)	1.84	%(5)(6)	1.79	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets (7)	(0.52	)%(5)	(0.09	)%(5)	(0.41	)%(5)	0.54	%(5)	0.72	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%		0.01%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	42%		55%		82%		51%		62%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	5.57%		10.04%		10.64%		12.31%		12.36%
Net Investment Loss to Average Net Assets	(4.21)%		(8.24)%		(9.16)%		(9.93)%		(9.85)%

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.90% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.80% for Class L shares.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

Insight Portfolio

	Class C
Selected Per Share Data and Ratios	Year Ended December 31, 2016(1)		Period from April 30, 2015(2) to December 31, 2015
Net Asset Value, Beginning of Period	$11.00		$13.47
Income (Loss) from Investment Operations:
Net Investment Loss (3)	(0.12)		(0.08)
Net Realized and Unrealized Gain (Loss)	3.40		(0.74)
Total from Investment Operations	3.28		(0.82)
Distributions from and/or in Excess of:
Net Investment Income	(0.00	)(4)	(0.03)
Net Realized Gain	(0.25)		(1.62)
Total Distributions	(0.25)		(1.65)
Net Asset Value, End of Period	$14.03		$11.00
Total Return (5)	29.87%		(6.42	)%(7)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,341		$58
Ratio of Expenses to Average Net Assets (9)	2.13	%(6)	2.14	%(6)(8)
Ratio of Net Investment Loss to Average Net Assets (9)	(0.91	)%(6)	(0.91	)%(6)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%		0.01	%(8)
Portfolio Turnover Rate	42%		55%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	4.23%		12.97	%(8)
Net Investment Loss to Average Net Assets	(3.01)%		(11.74	)%(8)

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount less than $0.005 per share.

(5)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Not Annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-nine separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Insight Portfolio. The Portfolio seeks long-term capital appreciation.

The Portfolio offers four classes of shares — Class I, Class A, Class L and Class C. On April 30, 2015, the Portfolio suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Fund's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

  The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

  The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards

CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2016.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$2,120	$—	$—	$2,120
Automobiles	1,166	—	—	1,166
Beverages	8	—	—	8
Capital Markets	213	—	—	213
Chemicals	1,389	—	—	1,389
Commercial Services & Supplies	487	—	—	487
Diversified Financial Services	1,392	—	—	1,392
Energy Equipment & Services	304	—	—	304
Food Products	262	—	—	262
Health Care Equipment & Supplies	810	—	—	810
Health Care Technology	30	—	—	30
Hotels, Restaurants & Leisure	933	—	—	933
Industrial Conglomerates	430	—	—	430
Insurance	1,972	—	—	1,972
Internet Software & Services	939	—	—	939
Leisure Products	430	—	—	430
Machinery	4,144	—	—	4,144
Media	1,862	—	—	1,862
Metals & Mining	155	—	—	155
Specialty Retail	81	—	—	81
Trading Companies & Distributors	687	—	—	687
Transportation Infrastructure	599	—	—	599
Total Common Stocks	20,413	—	—	20,413
Short-Term Investments
Investment Company	3,769	—	—	3,769
Repurchase Agreements	—	18	—	18
Total Short-Term Investments	3,769	18	—	3,787
Total Assets	$24,182	$18	$—	$24,200

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2016, securities with a total value of approximately $599,000 transferred from Level 2 to Level 1. Securities that were valued using other significant observable inputs at December 31, 2015 were valued using unadjusted quoted prices at December 31, 2016. At December 31, 2015, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

3.  Repurchase Agreements: The Portfolio may enter into repurchase agreements under which the Portfolio lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Portfolio takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Portfolio, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

5.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2016.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$82	(a)	$—	$(82	)(b)(c)	$0

(a) Represents market value of loaned securities at period end.

(b) The Portfolio received cash collateral of approximately $87,000, of which approximately $87,000 was subsequently invested in a Repurchase Agreement and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of December 31, 2016, there was uninvested cash of less than $500, which is not reflected in the Portfolio of Investments.

(c) The actual collateral received is greater than the amount shown here due to overcollateralization.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

FASB Accounting Standards Update No. 2014-11 ("ASU No. 2014-11"), "Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2016.

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$87	$—	$—	$—	$87
Total Borrowings	$87	$—	$—	$—	$87
Gross amount of recognized liabilities for securities lending transactions					$87

6.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $750 million	Next $750 million	Over $1.5 billion
0.80%	0.75%	0.70%

For the year ended December 31, 2016, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.00% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.05% for Class I shares, 1.40% for Class A shares, 1.90% for Class L shares and 2.15% for Class C shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Portfolio's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2016, approximately $67,000 of advisory fees were waived and approximately $73,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

In December 2015, the Fund's Custodian announced that it had identified inconsistencies in the way in which clients were invoiced for out-of-pocket expenses from 1998 until November 2015. The dollar amount difference between what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The Custodian reimbursed the Portfolio directly, which was recognized as a change in accounting estimate and was reflected as "Reimbursement of Custodian Fees" in the Statement of Operations. Pursuant to the expense limitations described in Note B, the Portfolio has experienced waiver of advisory fees and expenses reimbursed by the Adviser during the current period. Accordingly, the reimbursement of out-of-pocket custodian expenses in the current period resulted in the reduction in the current period expenses reimbursed by the Adviser.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2016, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $18,766,000 and $3,282,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2016.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2016, advisory fees paid were reduced by approximately $2,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2016 is as follows:

Value December 31, 2015 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2016 (000)
$54	$16,192	$12,477	$2	$3,769

The Portfolio is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2016, the Portfolio did not engage in any cross-trade transactions.

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2016, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2016 and 2015 was as follows:

2016 Distributions Paid From:		2015 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$257	$124	$127	$223

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, resulted in the following reclassifications among the components of net assets at December 31, 2016:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Gain (000)	Paid-in- Capital (000)
$(2)	$2	$—

At December 31, 2016, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$118	$53

I. Credit Facility: As of April 4, 2016, the Fund and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "facility") with State Street. This facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or one month libor rate plus a spread. The facility also has a commitment fee of 0.25% per annum based on the unused portion of the facility. During the year ended December 31, 2016, the Portfolio did not have any borrowings under the facility.

J. Other: At December 31, 2016, the Portfolio had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 42.5%.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

K. Accounting Pronouncements: In December 2016, FASB issued Accounting Standards update 2016-19 — Technical Corrections and Improvements ("ASU 2016-19"), which is effective for interim periods for all entities beginning after December 15, 2016. ASU 2016-19 includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. That amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. Although still evaluating the potential impacts of ASU 2016-19 to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

In October 2016, the Securities and Exchange Commission ("SEC") issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the Portfolio's net assets or results of operations. Although still evaluating the potential impacts of the Investment Company Reporting Modernization to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Insight Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Insight Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Insight Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 28, 2017

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2016. For corporate shareholders, 19.7% of the dividends qualified for the dividends received deduction.

The Portfolio designated and paid approximately $124,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2016. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of approximately $97,000 as taxable at this lower rate.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to nonaffiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Overseen by Independent Director**	Portfolios in Fund Complex Other Directorships Held by Independent Director***
Frank L. Bowman (72) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				90

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (63) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	91	Director of various non-profit organizations.
Nancy C. Everett (61) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	91

Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Overseen by Independent Director**	Portfolios in Fund Complex Other Directorships Held by Independent Director***
Jakki L. Haussler (59) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	91

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (67) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	91	Director of NVR, Inc. (home construction).
Joseph J. Kearns (74) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	93	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Overseen by Independent Director**	Portfolios in Fund Complex Other Directorships Held by Independent Director***
Michael F. Klein (58) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				90	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (56) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Management Director, JPMorgan Asset Management (2013-2016); President, JPMorgan Funds (2010-2013), Chief Administrative Officer, JPMorgan Funds (2004-2010), Treasurer, JPMorgan Funds (2003-2004, 2008-2010), and Vice President and Board Liaison, JPMorgan Funds (2001-2004); Managing Director, J.P. Morgan Investment Management Inc. (2001-2013); Vice President of Finance, Pierpont Group (1996-2001); Vice President, Bank of New York (1995-1996); Senior Audit Manager, Price Waterhouse, LLP (1982-1995).	91	None.
Michael E. Nugent (80) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	92	None.
W. Allen Reed (69) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	91	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (84) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	92	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2016) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (53) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (51) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (49) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, 100 F Street, NE, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Portfolio of Morgan Stanley Institutional Fund, Inc., which describes in detail the Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

34

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2017 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIINSGTANN
1695806 EXP. 02.28.18

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

International Advantage Portfolio

Annual Report

December 31, 2016

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	13
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	27
Federal Tax Notice	28
Privacy Notice	29
Director and Officer Information	32

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Portfolio of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Portfolio, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in International Advantage Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2017

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Expense Example (unaudited)

International Advantage Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemption fees; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/16	Actual Ending Account Value 12/31/16	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
International Advantage Portfolio Class I	$1,000.00	$1,023.80	$1,020.16	$5.04	$5.03	0.99	%***
International Advantage Portfolio Class A	1,000.00	1,022.20	1,018.35	6.86	6.85	1.35	***
International Advantage Portfolio Class L	1,000.00	1,019.80	1,015.89	9.34	9.32	1.84	***
International Advantage Portfolio Class C	1,000.00	1,019.10	1,014.63	10.61	10.58	2.09	***

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

***  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Investment Overview (unaudited)

International Advantage Portfolio

The Portfolio seeks long-term capital appreciation.

Performance

For the year ended December 31, 2016, the Portfolio's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 2.47%, net of fees. The Portfolio's Class I shares underperformed the Portfolio's benchmark, the MSCI All Country World ex USA Index (the "Index"), which returned 4.50%.

Factors Affecting Performance

•  International equities rose 4.50% for the 12-month period, as measured by the Index. The Index was led by commodity-driven markets, including Brazil, Russia and Canada, while Japan and Europe lagged. Early in the year, worries about weak global growth and disinflation drove share prices lower. However, sentiment brightened as commodity prices bottomed, China's economy stabilized, the U.S. economy strengthened and global central banks remained accommodative. In the second half of the year, equity markets largely shrugged off the Brexit referendum's surprise outcome, and the unexpected election of Donald Trump was broadly supportive for equities as investors anticipated a pro-growth, reflationary policy scenario from the new administration.

•  The Portfolio underperformed the Index during the period, due to unfavorable stock selection and sector allocation.

•  Detractors from relative performance included stock selection in the information technology and consumer staples sectors. Underweight allocations to the materials and energy sectors were also detrimental to relative results, as was an overweight to consumer staples.

•  Relative gains came from our stock selection in the consumer discretionary, utilities and health care sectors, as well as from an underweight in health care and overweight in information technology.

Management Strategies

•  There were no changes to our bottom-up investment process during the period. The Growth Team seeks high quality companies, which we define primarily as those with sustainable competitive advantages. Our team continues to focus on bottom-up stock selection and the long-term outlook for companies owned in the portfolio; accordingly, we have had very limited turnover in the portfolio to date, as our ongoing work reaffirms our assessment of quality and competitive advantage in the names we own.

•  At the close of the period, consumer discretionary represented the largest sector weight in the Portfolio, followed by consumer staples and information technology. The team's bottom-up investment process resulted in sector overweight positions in consumer staples, consumer discretionary and information technology, and underweight positions in financials, materials, energy, industrials, health care, telecommunication services, real estate and utilities.

*  Minimum Investment for Class I shares

**  Commenced Operations on December 28, 2010.

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L and C shares will vary from the performance of Class I shares based upon their different inception dates and will be impacted by additional fees assessed to those classes.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Investment Overview (unaudited) (cont'd)

International Advantage Portfolio

Performance Compared to the MSCI All Country World ex USA Index(1) and the Lipper International Multi-Cap Growth Funds Index(2)

	Period Ended December 31, 2016 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio — Class I Shares w/o sales charges(4)	2.47%	9.63%	—	7.70%
Portfolio — Class A Shares w/o sales charges(4)	2.13	9.31	—	7.39
Portfolio — Class A Shares with maximum 5.25% sales charges(4)	–3.20	8.15	—	6.44
Portfolio — Class L Shares w/o sales charges(4)	1.64	8.77	—	6.85
Portfolio — Class C Shares w/o sales charges(5)	1.38	—	—	–0.77
Portfolio — Class C Shares with maximum 1.00% deferred sales charges(5)	0.39	—	—	–0.77
MSCI All Country World ex USA Index	4.50	5.00	—	1.81
Lipper International Multi-Cap Growth Funds Index	0.08	6.02	—	2.44

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI All Country World ex USA Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets, excluding the United States. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper International Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper International Multi-Cap Growth Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on December 28, 2010.

(5)  Commenced offering on April 30, 2015.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Portfolio, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Portfolio of Investments

International Advantage Portfolio

	Shares	Value (000)
Common Stocks (94.4%)
Australia (2.0%)
CSL Ltd.	11,402	$826
Belgium (2.7%)
Anheuser-Busch InBev N.V.	10,688	1,131
Canada (4.6%)
Brookfield Asset Management, Inc., Class A	23,607	779
Brookfield Infrastructure Partners LP	33,967	1,137
		1,916
China (14.9%)
Foshan Haitian Flavouring & Food Co., Ltd., Class A	201,100	849
Jiangsu Hengrui Medicine Co., Ltd., Class A	138,660	908
Kweichow Moutai Co., Ltd., Class A	9,411	452
Suofeiya Home Collection Co. Ltd., Class A	23,310	182
TAL Education Group ADR (a)	30,875	2,166
Tencent Holdings Ltd. (b)	68,200	1,668
		6,225
Denmark (5.7%)
DSV A/S	53,337	2,373
France (15.1%)
Christian Dior SE	9,962	2,089
Danone SA	13,500	856
Hermes International	6,156	2,527
Pernod Ricard SA	7,606	824
		6,296
Hong Kong (2.5%)
AIA Group Ltd.	182,000	1,027
Japan (6.1%)
Calbee, Inc.	47,000	1,472
Keyence Corp.	1,600	1,098
		2,570
Korea, Republic of (1.3%)
Loen Entertainment, Inc. (a)	8,458	532
Netherlands (4.7%)
Priceline Group, Inc. (The) (a)	1,326	1,944
Norway (0.9%)
Telenor ASA	25,636	383
Switzerland (4.4%)
Kuehne & Nagel International AG (Registered)	6,335	837
Nestle SA (Registered)	14,062	1,009
		1,846
United Kingdom (16.2%)
Burberry Group PLC	61,807	1,140
Diageo PLC	32,479	845
Fevertree Drinks PLC	91,991	1,291
Hargreaves Lansdown PLC	48,999	733
Reckitt Benckiser Group PLC	23,056	1,957
Rightmove PLC	17,057	820
		6,786
	Shares	Value (000)
United States (13.3%)
Brookfield Business Partners LP (a)	185	$5
Cognizant Technology Solutions Corp., Class A (a)	29,272	1,640
EPAM Systems, Inc. (a)	29,311	1,885
Globant SA (a)	14,308	477
Luxoft Holding, Inc. (a)	27,569	1,549
		5,556
Total Common Stocks (Cost $38,853)		39,411
Participation Note (1.0%)
China (1.0%)
Suofeiya Home Collection Co., Ltd., Equity Linked Notes, expires 4/25/17 (a) (Cost $445)	51,400	400
	Notional Amount	(000)
Call Option Purchased (0.0%)
Foreign Currency Option (0.0%)
USD/CNY May 2017 @ CNY 7.90, Royal Bank of Scotland (Cost $14)	3,281	12
	Shares
Short-Term Investment (3.8%)
Investment Company (3.8%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $1,586)	1,585,666	1,586
Total Investments (99.2%) (Cost $40,898) (c)		41,409
Other Assets in Excess of Liabilities (0.8%)		336
Net Assets (100.0%)		$41,745

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Portfolio's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  At December 31, 2016, the aggregate cost for federal income tax purposes is approximately $40,955,000. The aggregate gross unrealized appreciation is approximately $1,311,000 and the aggregate gross unrealized depreciation is approximately $857,000, resulting in net unrealized appreciation of approximately $454,000.

ADR  American Depositary Receipt.

CNY  Chinese Yuan Renminbi

USD  United States Dollar

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Portfolio of Investments (cont'd)

International Advantage Portfolio

Portfolio Composition

Classification	Percentage of Total Investments
Other*	35.8%
Textiles, Apparel & Luxury Goods	13.9
Information Technology Services	12.3
Beverages	11.0
Food Products	10.1
Internet Software & Services	6.0
Road & Rail	5.7
Diversified Consumer Services	5.2
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

International Advantage Portfolio

Statement of Assets and Liabilities	December 31, 2016 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $39,312)	$39,823
Investment in Security of Affiliated Issuer, at Value (Cost $1,586)	1,586
Total Investments in Securities, at Value (Cost $40,898)	41,409
Foreign Currency, at Value (Cost $1)	1
Cash	8
Receivable for Portfolio Shares Sold	412
Tax Reclaim Receivable	11
Dividends Receivable	9
Receivable from Affiliate	1
Other Assets	37
Total Assets	41,888
Liabilities:
Payable for Professional Fees	48
Payable for Portfolio Shares Redeemed	42
Payable for Advisory Fees	26
Payable for Custodian Fees	8
Payable for Shareholder Services Fees — Class A	2
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	1
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	1
Payable for Administration Fees	2
Payable for Sub Transfer Agency Fees — Class I	1
Payable for Sub Transfer Agency Fees — Class A	1
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Other Liabilities	9
Total Liabilities	143
Net Assets	$41,745
Net Assets Consist Of:
Paid-in-Capital	$41,154
Accumulated Net Investment Loss	(11)
Accumulated Undistributed Net Realized Gain	92
Unrealized Appreciation (Depreciation) on:
Investments	511
Foreign Currency Translations	(1)
Net Assets	$41,745

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

International Advantage Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2016 (000)
CLASS I:
Net Assets	$29,781
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	2,499,979
Net Asset Value, Offering and Redemption Price Per Share	$11.91
CLASS A:
Net Assets	$10,822
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	912,581
Net Asset Value, Redemption Price Per Share	$11.86
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.66
Maximum Offering Price Per Share	$12.52
CLASS L:
Net Assets	$75
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	6,384
Net Asset Value, Offering and Redemption Price Per Share	$11.70
CLASS C:
Net Assets	$1,067
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	91,726
Net Asset Value, Offering and Redemption Price Per Share	$11.63

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

International Advantage Portfolio

Statement of Operations	Year Ended December 31, 2016 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $22 of Foreign Taxes Withheld)	$215
Dividends from Security of Affiliated Issuer (Note G)	3
Income from Securities Loaned — Net	2
Total Investment Income	220
Expenses:
Advisory Fees (Note B)	142
Professional Fees	97
Registration Fees	51
Custodian Fees (Note F)	36
Shareholder Services Fees — Class A (Note D)	17
Distribution and Shareholder Services Fees — Class L (Note D)	2
Distribution and Shareholder Services Fees — Class C (Note D)	7
Sub Transfer Agency Fees — Class I	9
Sub Transfer Agency Fees — Class A	8
Sub Transfer Agency Fees — Class L	— @
Sub Transfer Agency Fees — Class C	1
Administration Fees (Note C)	14
Shareholder Reporting Fees	12
Transfer Agency Fees — Class I (Note E)	3
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Pricing Fees	6
Directors' Fees and Expenses	2
Other Expenses	23
Total Expenses	436
Waiver of Advisory Fees (Note B)	(142)
Expenses Reimbursed by Adviser (Note B)	(33)
Reimbursement of Class Specific Expenses — Class I (Note B)	(12)
Reimbursement of Class Specific Expenses — Class A (Note B)	(3)
Reimbursement of Class Specific Expenses — Class L (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(2)
Reimbursement of Custodian Fees (Note F)	(30)
Net Expenses	210
Net Investment Income	10
Realized Gain (Loss):
Investments Sold	586
Foreign Currency Transactions	(11)
Net Realized Gain	575
Change in Unrealized Appreciation (Depreciation):
Investments	181
Foreign Currency Translations	— @
Net Change in Unrealized Appreciation (Depreciation)	181
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	756
Net Increase in Net Assets Resulting from Operations	$766

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

International Advantage Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2016 (000)	Year Ended December 31, 2015 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$10	$26
Net Realized Gain	575	594
Net Change in Unrealized Appreciation (Depreciation)	181	(85)
Net Increase in Net Assets Resulting from Operations	766	535
Distributions from and/or in Excess of:
Class I:
Net Investment Income	—	(24)
Net Realized Gain	(272)	(340)
Class A:
Net Investment Income	—	(11)
Net Realized Gain	(182)	(343)
Class L:
Net Investment Income	—	(1)
Net Realized Gain	(1)	(26)
Class C:
Net Investment Income	—	(— @)
Net Realized Gain	(17)	(29)
Total Distributions	(472)	(774)
Capital Share Transactions:(1)
Class I:
Subscribed	30,034	1,649
Distributions Reinvested	272	307
Redeemed	(3,133)	(3,117)
Class A:
Subscribed	12,448	2,595
Distributions Reinvested	182	318
Redeemed	(4,830)	(508)
Class L:
Exchanged	51	—
Subscribed	—	91
Distributions Reinvested	1	9
Redeemed	(193)	(25)
Class C:
Subscribed	975	253 *
Distributions Reinvested	17	28 *
Redeemed	(159)	—
Net Increase in Net Assets Resulting from Capital Share Transactions	35,665	1,600
Redemption Fees	1	—
Total Increase in Net Assets	35,960	1,361
Net Assets:
Beginning of Period	5,785	4,424
End of Period (Including Accumulated Net Investment Loss and Distributions in Excess of Net Investment Income of $(11) and $(—@), respectively)	$41,745	$5,785

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

International Advantage Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2016 (000)	Year Ended December 31, 2015 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	2,536	126
Shares Issued on Distributions Reinvested	23	25
Shares Redeemed	(259)	(225)
Net Increase (Decrease) in Class I Shares Outstanding	2,300	(74)
Class A:
Shares Subscribed	1,045	193
Shares Issued on Distributions Reinvested	16	26
Shares Redeemed	(400)	(39)
Net Increase in Class A Shares Outstanding	661	180
Class L:
Shares Exchanged	4	—
Shares Subscribed	—	7
Shares Issued on Distributions Reinvested	— @@	1
Shares Redeemed	(16)	(2)
Net Increase (Decrease) in Class L Shares Outstanding	(12)	6
Class C:
Shares Subscribed	83	19 *
Shares Issued on Distributions Reinvested	1	2 *
Shares Redeemed	(13)	—
Net Increase in Class C Shares Outstanding	71	21

*  For the period April 30, 2015 through December 31, 2015.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

International Advantage Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$11.80		$12.36		$12.36		$11.60		$9.65
Income from Investment Operations:
Net Investment Income (2)	0.02		0.10		0.13		0.13		0.12
Net Realized and Unrealized Gain	0.29		1.18		0.20		1.32		1.93
Total from Investment Operations	0.31		1.28		0.33		1.45		2.05
Distributions from and/or in Excess of:
Net Investment Income	—		(0.10)		(0.07)		(0.12)		(0.10)
Net Realized Gain	(0.20)		(1.74)		(0.26)		(0.57)		—
Total Distributions	(0.20)		(1.84)		(0.33)		(0.69)		(0.10)
Redemption Fees	0.00	(3)	—		0.00	(3)	—		—
Net Asset Value, End of Period	$11.91		$11.80		$12.36		$12.36		$11.60
Total Return (4)	2.47%		10.23%		2.58%		12.72%		21.27%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$29,781		$2,361		$3,387		$2,637		$1,421
Ratio of Expenses to Average Net Assets (8)	0.99	%(5)	1.16	%(5)(6)	1.24	%(5)	1.24	%(5)	1.24	%(5)
Ratio of Net Investment Income to Average Net Assets (8)	0.20	%(5)	0.76	%(5)	1.05	%(5)	1.04	%(5)	1.08	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.00	%(7)	0.01%		0.00	%(7)	0.01%
Portfolio Turnover Rate	23%		96%		30%		49%		40%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.26%		4.82%		5.47%		6.30%		8.89%
Net Investment Loss to Average Net Assets	(1.07)%		(2.90)%		(3.18)%		(4.02)%		(6.57)%

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective July 1, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.00% for Class I shares. Prior to July 1, 2015, the maximum ratio was 1.25% for Class I shares.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

International Advantage Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$11.79		$12.37		$12.38		$11.60		$9.65
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (2)	(0.00	)(3)	0.01		0.09		0.04		0.09
Net Realized and Unrealized Gain	0.27		1.23		0.19		1.38		1.94
Total from Investment Operations	0.27		1.24		0.28		1.42		2.03
Distributions from and/or in Excess of:
Net Investment Income	—		(0.08)		(0.03)		(0.07)		(0.08)
Net Realized Gain	(0.20)		(1.74)		(0.26)		(0.57)		—
Total Distributions	(0.20)		(1.82)		(0.29)		(0.64)		(0.08)
Redemption Fees	0.00	(3)	—		0.00	(3)	—		—
Net Asset Value, End of Period	$11.86		$11.79		$12.37		$12.38		$11.60
Total Return (4)	2.13%		9.92%		2.21%		12.43%		20.99%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$10,822		$2,966		$889		$248		$116
Ratio of Expenses to Average Net Assets (9)	1.34	%(5)	1.46	%(5)(7)	1.59	%(5)	1.55	%(5)(6)	1.49	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets (9)	(0.04	)%(5)	0.09	%(5)	0.70	%(5)	0.29	%(5)	0.83	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.00	%(8)	0.01%		0.00	%(8)	0.01%
Portfolio Turnover Rate	23%		96%		30%		49%		40%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.55%		5.77%		6.03%		6.89%		9.14%
Net Investment Loss to Average Net Assets	(1.25)%		(4.22)%		(3.74)%		(5.05)%		(6.82)%

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.60% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.50% for Class A shares.

(7)  Effective July 1, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.35% for Class A shares. Prior to July 1, 2015, the maximum ratio was 1.60% for Class A shares.

(8)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

International Advantage Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$11.69		$12.31		$12.36		$11.60		$9.65
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (2)	(0.06)		(0.04)		0.02		0.02		0.04
Net Realized and Unrealized Gain	0.27		1.20		0.20		1.34		1.93
Total from Investment Operations	0.21		1.16		0.22		1.36		1.97
Distributions from and/or in Excess of:
Net Investment Income	—		(0.04)		(0.01)		(0.03)		(0.02)
Net Realized Gain	(0.20)		(1.74)		(0.26)		(0.57)		—
Total Distributions	(0.20)		(1.78)		(0.27)		(0.60)		(0.02)
Redemption Fees	0.00	(3)	—		0.00	(3)	—		—
Net Asset Value, End of Period	$11.70		$11.69		$12.31		$12.36		$11.60
Total Return (4)	1.64%		9.34%		1.69%		11.88%		20.43%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$75		$211		$148		$123		$116
Ratio of Expenses to Average Net Assets (9)	1.84	%(5)	1.97	%(5)(7)	2.09	%(5)	2.03	%(5)(6)	1.99	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets (9)	(0.52	)%(5)	(0.31	)%(5)	0.20	%(5)	0.18	%(5)	0.33	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.00	%(8)	0.01%		0.00	%(8)	0.01%
Portfolio Turnover Rate	23%		96%		30%		49%		40%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.96%		6.87%		7.42%		7.43%		9.64%
Net Investment Loss to Average Net Assets	(2.64)%		(5.21)%		(5.13)%		(5.22)%		(7.32)%

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.10% for Class L shares. Prior to September 16, 2013, the maximum ratio was 2.00% for Class L shares.

(7)  Effective July 1, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.85% for Class L shares. Prior to July 1, 2015, the maximum ratio was 2.10% for Class L shares.

(8)  Amount is less than 0.005%.
The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

International Advantage Portfolio

	Class C
Selected Per Share Data and Ratios	Year Ended December 31, 2016(1)		Period from April 30, 2015(2) to December 31, 2015
Net Asset Value, Beginning of Period	$11.66		$13.80
Income (Loss) from Investment Operations:
Net Investment Loss (3)	(0.11)		(0.08)
Net Realized and Unrealized Gain(Loss)	0.28		(0.26)
Total from Investment Operations	0.17		(0.34)
Distributions from and/or in Excess of:
Net Investment Income	—		(0.06)
Net Realized Gain	(0.20)		(1.74)
Total Distributions	(0.20)		(1.80)
Redemption Fees	0.00	(4)	—
Net Asset Value, End of Period	$11.63		$11.66
Total Return (5)	1.38%		(2.63	)%(9)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,067		$247
Ratio of Expenses to Average Net Assets (11)	2.09	%(6)	2.11	%(6)(7)(10)
Ratio of Net Investment Loss to Average Net Assets (11)	(0.91	)%(6)	(0.94	)%(6)(10)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.00	%(8)
Portfolio Turnover Rate	23%		96%
(11) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	3.60%		9.11	%(10)
Net Investment Loss to Average Net Assets	(2.42)%		(7.94	)%(10)

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Effective July 1, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.10% for Class C shares. Prior to July 1, 2015, the maximum ratio was 2.35% for Class C shares.

(8)  Amount is less than 0.005%.

(9)  Not Annualized.

(10)  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-nine separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the International Advantage Portfolio. The Portfolio seeks long-term capital appreciation.

The Portfolio offers four classes of shares — Class I, Class A, Class L and Class C. On April 30, 2015, the Portfolio suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Fund's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) Listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sale price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (5) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2016.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Beverages	$4,543	$—	$—	$4,543
Biotechnology	826	—	—	826
Capital Markets	1,512	—	—	1,512
Construction & Engineering	5	—	—	5
Diversified Consumer Services	2,166	—	—	2,166
Diversified Telecommunication Services	383	—	—	383
Electric Utilities	1,137	—	—	1,137
Electronic Equipment, Instruments & Components	1,098	—	—	1,098
Food Products	4,186	—	—	4,186
Household Durables	182	—	—	182
Household Products	1,957	—	—	1,957
Information Technology Services	5,074	—	—	5,074
Insurance	1,027	—	—	1,027
Internet & Direct Marketing Retail	1,944	—	—	1,944
Internet Software & Services	2,488	—	—	2,488
Marine	837	—	—	837
Media	532	—	—	532
Pharmaceuticals	908	—	—	908
Road & Rail	2,373	—	—	2,373
Software	477	—	—	477
Textiles, Apparel & Luxury Goods	5,756	—	—	5,756
Total Common Stocks	39,411	—	—	39,411
Participation Note	—	400	—	400
Call Option Purchased	—	12	—	12
Short-Term Investment
Investment Company	1,586	—	—	1,586
Total Assets	$40,997	$412	$—	$41,409

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2016, securities with a total value of approximately $22,005,000 transferred from Level 2 to

Level 1. Securities that were valued using other significant observable inputs at December 31, 2015 were valued using unadjusted quoted prices at December 31, 2016. At December 31 2015, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Options: With respect to options, the Portfolio is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price typically in exchange for a premium paid by the Portfolio. The Portfolio may purchase and/or sell put and call options. Purchasing call options tends to increase the Portfolio's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Portfolio's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Portfolio bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

Investments in Securities" in the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If the Portfolio sells an option, it sells to another party the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price typically in exchange for a premium received by the Portfolio. When options are purchased OTC, the Portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Portfolio may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2016.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Option Purchased	Investments, at Value (Option Purchased)	Currency Risk	$12	(a)

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2016 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Options Purchased)	$(11	)(b)

(b) Amounts are included in Investments Sold in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Options Purchased)	$(13	)(c)

(c) Amounts are included in Investments in the Statement of Operations.

At December 31, 2016, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(d) (000)		Liabilities(d) (000)
Option Purchased	$12	(a)	$—

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(d) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

Agreement, the return of collateral with market value in excess of the Portfolio's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2016.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
Royal Bank of Scotland	$12	$—	$—	$12

For the year ended December 31, 2016, the approximate average monthly amount outstanding for each derivative type is as follows:

Options Purchased:
Average monthly notional amount	1,877,000

5.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

At December 31, 2016, the Portfolio did not have any outstanding securities on loan.

6.  Structured Investments: The Portfolio invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Portfolio will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Portfolio is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio's illiquidity to the extent that the Portfolio, at a particular time, may be unable to find qualified buyers for these securities.

7.  Redemption Fees: The Portfolio will assess a 2% redemption fee on Class I shares, Class A shares, Class L shares and Class C shares, which is paid directly to the Portfolio, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

8.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

10.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Over $1 billion
0.80%	0.75%

For the year ended December 31, 2016, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.00% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares, 1.35% for Class A shares, 1.85% for Class L shares and 2.10% for Class C shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Portfolio's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended

December 31, 2016, approximately $142,000 of advisory fees were waived and approximately $52,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

In December 2015, the Fund's Custodian announced that it had identified inconsistencies in the way in which clients were invoiced for out-of-pocket expenses from 1998 until November 2015. The dollar amount difference between what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The Custodian reimbursed the Portfolio directly, which was recognized as a change in accounting estimate and was reflected as "Reimbursement of Custodian Fees" in the Statement of Operations. Pursuant to the expense limitations described in Note B, the Portfolio has experienced waiver of advisory fees and expenses reimbursed by the Adviser during the current period. Accordingly, the reimbursement of out-of-pocket custodian expenses in the current period resulted in the reduction in the current period expenses reimbursed by the Adviser.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2016, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $37,281,000 and $4,005,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2016.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2016, advisory fees paid were reduced by approximately $2,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2016 is as follows:

Value December 31, 2015 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2016 (000)
$325	$30,812	$29,551	$3	$1,586

The Portfolio is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2016, the Portfolio did not engage in any cross-trade transactions.

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2016, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2016 and 2015 was as follows:

2016 Distributions Paid From:		2015 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$326	$146	$229	$545

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and distribution redesignations, resulted in the following reclassifications among the components of net assets at December 31, 2016:

Accumulated Net Investment Loss (000)	Accumulated Undistributed Net Realized Gain (000)	Paid-in- Capital (000)
$(21)	$21	$—

At December 31, 2016, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$14	$135

Qualified late year losses are capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year that, if elected, are deemed to arise on the first day of the Portfolio's next taxable year. These also include non-specified ordinary losses incurred after December 31 but within the same taxable year. For the year ended December 31, 2016, the Portfolio deferred to January 1, 2017 for U.S. federal income tax purposes the following losses:

Qualified Late Year Ordinary Losses (000)	Post-October Capital Losses (000)
$10	—

I. Credit Facility: As of April 4, 2016, the Fund and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "facility") with State Street. This facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or one month libor rate plus a spread. The facility also has a commitment fee of 0.25% per annum based on the unused portion of the facility. During the year ended December 31, 2016, the Portfolio did not have any borrowings under the facility.

J. Other: At December 31, 2016, the Portfolio had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 66.6%.

K. Accounting Pronouncements: In December 2016, FASB issued Accounting Standards update 2016-19 — Technical Corrections and Improvements ("ASU 2016-19"), which is effective for interim periods for all entities beginning after December 15, 2016. ASU 2016-19 includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. That amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. Although still evaluating the potential impacts of ASU 2016-19 to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

In October 2016, the Securities and Exchange Commission ("SEC") issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the Portfolio's net assets or results of operations. Although still evaluating the potential impacts of the Investment Company Reporting Modernization to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
International Advantage Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of International Advantage Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Advantage Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 28, 2017

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2016.

The Portfolio designated and paid approximately $146,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2016. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of approximately $189,000 as taxable at this lower rate.

The Portfolio intends to pass through foreign tax credits of approximately $22,000 and has derived net income from sources within foreign countries amounting to approximately $230,000.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to nonaffiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (72) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				90

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (63) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	91	Director of various non-profit organizations.
Nancy C. Everett (61) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	91

Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (59) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	91

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (67) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	91	Director of NVR, Inc. (home construction).
Joseph J. Kearns (74) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	93	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (58) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				90	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (56) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Management Director, JPMorgan Asset Management (2013-2016); President, JPMorgan Funds (2010-2013), Chief Administrative Officer, JPMorgan Funds (2004-2010), Treasurer, JPMorgan Funds (2003-2004, 2008-2010), and Vice President and Board Liaison, JPMorgan Funds (2001-2004); Managing Director, J.P. Morgan Investment Management Inc. (2001-2013); Vice President of Finance, Pierpont Group (1996-2001); Vice President, Bank of New York (1995-1996); Senior Audit Manager, Price Waterhouse, LLP (1982-1995).	91	None.
Michael E. Nugent (80) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	92	None.
W. Allen Reed (69) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	91	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (84) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	92	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2016) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (53) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (51) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (49) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, 100 F Street, NE, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Portfolio of Morgan Stanley Institutional Fund, Inc., which describes in detail the Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

36

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2017 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIIAANN
1697136 EXP. 02.28.18

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

International Equity Portfolio

Annual Report

December 31, 2016

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	8
Statement of Assets and Liabilities	10
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	15
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	30
Federal Tax Notice	31
Privacy Notice	32
Director and Officer Information	35

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Portfolio of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Portfolio, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in International Equity Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2017

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Expense Example (unaudited)

International Equity Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemption fees; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/16	Actual Ending Account Value 12/31/16	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
International Equity Portfolio Class I	$1,000.00	$1,000.60	$1,020.36	$4.78	$4.82	0.95	%***
International Equity Portfolio Class A	1,000.00	998.80	1,018.65	6.48	6.55	1.29	***
International Equity Portfolio Class L	1,000.00	996.60	1,016.09	9.03	9.12	1.80	***
International Equity Portfolio Class C	1,000.00	995.50	1,014.83	10.28	10.38	2.05	***
International Equity Portfolio Class IS	1,000.00	1,001.00	1,020.61	4.53	4.57	0.90	***

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

***  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Investment Overview (unaudited)

International Equity Portfolio

The Portfolio seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers.

Performance

For the year ended December 31, 2016, the Portfolio's Class I shares had a total return based on net asset value and reinvestment of distributions per share of –2.00%, net of fees. The Portfolio's Class I shares underperformed the Portfolio's benchmark, the MSCI EAFE Index (the "Index"), which returned 1.00%.

Factors Affecting Performance

•  After all was said and done, the Index ended the year up 1.0% in U.S. dollar ("USD") terms (+5.3% local) as a strong USD continued to impact local market returns. This was well behind the U.S., which ended the year up 11% (as measured by the MSCI USA Index).(i) The commodity markets fared best, with Canada up 25% in USD, Norway gaining 13% and Australia up 11%. Core Europe was up mildly, with France rising +5%, the Netherlands rising +5% and Germany up +3% in USD and 6% in euros. Japan was up 2% in USD but down 1% in yen, while the U.K. was flat in dollars, but up a mighty 19% in wilting sterling. Peripheral Europe lagged the Index, with Spain off 1%, Ireland down 7% and Italy down 10%, despite a late-year rally. It was a decent year for emerging markets, up 11% in USD and 10% in USD in local currency (as measured by the MSCI Emerging Markets Index). The stars were Brazil (up 66%) and Russia (up 55%).

•  Overall 2016 saw the commodity complex doing best, with energy up +27% and materials up +24%, and the cyclical industrials (+7%) and information technology (+4%) also beat the Index, while financials (+1%) were broadly in line.(i) Consumer discretionary lagged a little, down 1%, while consumer staples were down 3%, with the other defensives trailing further as utilities finished down 5%, telecommunications down 7% and health care bringing up the rear, losing 11%. The real story was that it was a year of two halves, with, what we consider, high quality ruling the first half and lower quality dominating the second half. Consumer staples were 10% ahead of the market in the first half of 2016 but 15% behind in the second half, while financials were 12% behind in the first half but 14% ahead in the second half.

•  In the Portfolio, for 2016 as a whole, sector allocation was significantly negative thanks to the overweights in consumer staples and health care and the underweights in energy and financials, while stock selection was roughly neutral, as outperformance in information technology, health care, consumer staples and materials was balanced by underperformance in financials, telecommunications and energy. A yen hedge, managed with currency forwards, was a detractor for the year.

Management Strategies

•  The defining feature of the second half of 2016 has been the massive rally in value stocks (and a balancing de-rating of defensives) given an extra boost in the fourth quarter by the election of President Trump. Executing an effortless hand-brake turn, it appears that the market has effectively reassessed the global outlook from one of sluggish growth and disinflation to one of reflation and rising growth. We believe the market is clearly hoping that fiscal policy will now drive reflation (i.e., growth and inflation) after monetary policy failed to do so. After years of deadlock, America now seems to be getting an executive that can get laws through Congress (for better or worse) as Trump and the Republican establishment decide that on balance they despise each other less than they hate the Democrats. This means that the U.S. may use fiscal policy where it previously over-used monetary policy in the face of political gridlock. Whether it works or not or has the desired outcomes is of course another question.

•  We believe low expectations may well help Trump and should not obscure his biggest potential long-term opportunity — to sort out the U.S. taxation system, which has incentivized U.S. companies to invest outside America.

•  Cutting personal and corporate tax rates should provide a stimulus to the economy, and in the case of some domestically focused U.S. companies, could significantly boost post-tax earnings. However, there are a series of provisos. Many U.S. corporates already

(i)  Country, region and sector performance data from FactSet

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Investment Overview (unaudited) (cont'd)

International Equity Portfolio

  have a tax rate well below the headline 35% rate,(ii) either because of foreign income or assorted loopholes, while the proposed border adjustment tax brings risks of trade wars. The hopes of a resultant capital expenditure surge may be overstated in the short term, particularly in the case of the piles of overseas cash held by tech companies, as they are not exactly cash-constrained at present. However, longer term, a border adjustment tax, if actually implemented, could be a game changer if the rest of the world, and particularly China, puts up with the U.S. joining the global tax arbitrage game rather than risking hard tariffs.

•  Looking at the macro side, the personal tax cuts look to be heavily skewed to higher earners (as opposed to those on lower incomes who reportedly helped put Trump in the White House), which may limit the macro impact given the wealthy's higher propensity to save rather than spend. However, the state of the economic cycle may be more of a problem. U.S. unemployment is already under 5%,(iii) and rising wages, while positive for demand, could well put significant pressures on corporate margins, potentially wiping out the taxation gains in many cases where companies lack pricing power. It could well also push the Federal Reserve to tighten faster than expected.

•  The market assumption that there will be reflation via fiscal policy outside the U.S. looks particularly dangerous. In Europe, the Germans are critical of the European Union agreeing to use fiscal policy (or at least, relax current fiscal constraints on individual countries) to reflate and we see next to no chance of a significant move in 2017. Mrs. Merkel wants to be re-elected in September 2017 and may therefore be extremely reluctant to give further ammunition to the euro-skeptic German AfD (Alternative for Germany) party, which has seen substantial state election gains in 2016 following Merkel's unpopular refugee policy. In Japan, there has been a history of reflation via fiscal policy, but the government has yet to cross the Rubicon of the

Bank of Japan backing effectively unlimited government fiscal expenditure rather than merely tethering bond yields to circa 0%. Of all developed countries, Japan is probably closest to crossing this Rubicon due to its dire government debt situation, but will probably be cautious about doing so as it would almost certainly blow up the yen.

•  Overall, we do not yet see a significant inflationary threat. The rise in commodity prices is likely to feed through over the next year, and there are the classic late-cycle pressures in the U.S. through increasing labor costs. However, there are still substantial deflationary forces in the system, given the enormous overhang of debt in the world and the impacts of technology. There has already been a transfer of $3 trillion of value from the bond market to the equity market,(iv) and Trump has not always been a friend of debt holders during his business career, but a severe bond rout looks unlikely.

•  We do worry that the market is too sanguine on political risk. The biggest single worry is Trump doing something crazy (via executive order or tweet) on foreign policy or trade. The next biggest worry is European politics. In 2017, Europe is facing elections in the Netherlands, France and Germany and a potential early election in Italy. Each of these has potential existential risk for the eurozone if they follow the political playbook of Brexit or Trump. While it is likely that the status quo will just about scrape by in each country, it is far from clear that it will manage a clean sweep. If any one of these elections creates existential threats for Europe, we expect stock market fireworks in 2017. At a more fundamental level, it is far from clear that the sustained global howl of rage at the financial and political elites should be positive for asset prices.

•  Any update from us these days would not be complete without a moan about valuations. The MSCI World Index is trading at over 16x estimated 2017 earnings, which are themselves assumed to be up a healthy 13% on the 2016 earnings, with the

(ii)  Source: U.S. Government Accountability Office Report to the Ranking Member, Committee on the Budget, U.S. Senate, "Corporate Income Tax: Most Large Profitable U.S. Corporations Paid Tax but Effective Tax Rates Differed Significantly from the Statutory Rate," GAO-16-363, March 2016.

(iii)  Source: Bureau of Labor Statistics, December 2016

(iv)  Source: Deutsche Bank Research, December 20, 2016

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Investment Overview (unaudited) (cont'd)

International Equity Portfolio

U.S. more than a turn higher than that.(v) This does not seem to give a sufficient margin of safety given the myriad risks we have mentioned above, even before considering how the "adjusted" earnings are inflated versus the official GAAP/IFRS (Generally Accepted Accounting Principles/International Financial Reporting Standards) numbers these days. The Schiller Price-Earnings (P/E), which attempts to control for the business cycle by using a 10-year average for earnings, is now at 28x(v) for the U.S., only beaten during the Tech-Media-Telecom boom and the late-1920s bubble.(v)

•  While the overall level of valuations are demanding, the sector rotation over the last six months has left the two highest-quality sectors, consumer staples and health care, looking attractive in relative terms. The consumer staples premium to MSCI World Index has halved over the period from 31% to 15%, and is lower still than that in free cash flow terms, while health care, very unusually, is trading at a 10% discount to the market, although, in our view, the threat of significant drug pricing reform in the U.S., had Clinton won, has been replaced by the threat of occasional threatening tweets under Trump.(v) While it is very possible that the Trump rally and rotation has further to run, these two sectors look reasonably priced in absolute terms and attractive in relative terms given their historically defensive stability and high returns on capital. By contrast, the European banks, after their very strong run, look distinctly fully valued at 1x book for an 8% return on equity in 2016, with a struggle to improve it significantly thereafter.(v) There are cheaper opportunities in the sector, but they require you to delve into the murky waters of Italian or investment banks.

•  The International Equity Portfolio has tended to have a bias to the highest-quality sectors, consumer staples and health care, because of their potential to compound steadily. This is particularly the case at the moment, given the assorted risks mentioned above and the lack of attractive opportunities elsewhere, and thus they make up 46% of the Portfolio, as against 22% of the Index. By contrast banks are only 3% of the Portfolio as against 15% of the Index (including diversified financials). During the year, this skew increased during the first half of the year, with additions to both consumer staples and health care alongside a reduction in European banks. Our decision to sell down European banks and not buy new ones following Brexit was clearly costly to performance in 2016, as the market has shrugged off the risks with the hope that fiscal policy and Trump conquer all. As discussed above, we are not inclined to change course now, given the valuations and the risks.

*  Minimum Investment for Class I shares

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C and IS shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

(v)  Source: FactSet December 31, 2016

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Investment Overview (unaudited) (cont'd)

International Equity Portfolio

Performance Compared to the MSCI EAFE Index(1) and the Lipper International Large-Cap Growh Funds Index(2)

	Period Ended December 31, 2016 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(9)
Portfolio — Class I Shares w/o sales charges(4)	–2.00%	5.87%	1.53%	8.04%
Portfolio — Class A Shares w/o sales charges(5)	–2.33	5.54	1.24	6.91
Portfolio — Class A Shares with maximum 5.25% sales charges(5)	–7.48	4.41	0.70	6.63
Portfolio — Class L Shares w/o sales charges(6)	–2.82	—	—	5.10
Portfolio — Class C Shares w/o sales charges(8)	–3.01	—	—	–7.45
Portfolio — Class C Shares with maximum 1.00% deferred sales charges(8)	–3.98	—	—	–7.45
Portfolio — Class IS Shares w/o sales charges(7)	–1.95	—	—	–0.21
MSCI EAFE Index	1.00	6.53	0.75	4.16
Lipper International Large-Cap Growth Funds Index	–0.70	5.96	1.40	—

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the U.S. & Canada. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI EAFE Index currently consists of 21 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper International Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Large-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper International Large-Cap Growth Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on August 4, 1989.

(5)  Commenced offering on January 2, 1996.

(6)  Commenced offering on June 14, 2012.

(7)  Commenced offering on September 13, 2013.

(8)  Commenced offering on April 30, 2015.

(9)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Portfolio, not the inception of the Index.

7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Portfolio of Investments

International Equity Portfolio

	Shares	Value (000)
Common Stocks (97.9%)
Canada (2.7%)
Barrick Gold Corp.	5,175,467	$82,837
Turquoise Hill Resources Ltd. (a)	7,807,968	25,064
		107,901
China (2.1%)
China Petroleum & Chemical Corp. H Shares (b)	38,258,000	27,135
Tencent Holdings Ltd. (b)	2,327,700	56,943
		84,078
France (13.7%)
AXA SA	1,410,259	35,606
L'Oreal SA	910,406	166,176
Pernod Ricard SA	1,081,441	117,196
Publicis Groupe SA	568,245	39,210
Safran SA	744,046	53,588
Sanofi	1,260,332	102,022
Total SA	562,672	28,857
		542,655
Germany (7.4%)
BASF SE	395,211	36,739
Bayer AG (Registered)	1,068,999	111,549
Continental AG	205,084	39,657
SAP SE	1,188,524	103,604
		291,549
Hong Kong (1.5%)
AIA Group Ltd.	10,441,200	58,908
Ireland (1.4%)
Bank of Ireland (a)	94,488,233	23,275
CRH PLC	920,759	31,941
		55,216
Japan (16.9%)
FANUC Corp.	437,700	74,208
Hitachi Ltd.	11,130,000	60,185
Inpex Corp.	1,653,900	16,571
Japan Tobacco, Inc.	1,079,300	35,498
Keyence Corp.	84,110	57,716
Komatsu Ltd.	905,300	20,507
Mitsubishi Estate Co., Ltd.	1,294,000	25,769
MS&AD Insurance Group Holdings, Inc.	618,600	19,181
NGK Spark Plug Co., Ltd.	2,649,300	58,891
Nitto Denko Corp.	729,600	55,990
Shiseido Co., Ltd.	2,315,500	58,613
Sompo Holdings, Inc.	1,329,500	45,047
Sumco Corp. (c)	405,700	5,242
Sumitomo Mitsui Financial Group, Inc.	1,362,351	51,988
Sumitomo Mitsui Trust Holdings, Inc.	139,099	4,978
Toyota Motor Corp.	974,700	57,360
USS Co., Ltd.	1,382,700	22,029
		669,773
Korea, Republic of (0.9%)
LG Household & Health Care Ltd.	51,851	36,791
	Shares	Value (000)
Netherlands (7.5%)
Akzo Nobel N.V.	769,710	$48,120
RELX N.V.	3,861,121	64,990
Unilever N.V. CVA	4,452,271	183,319
		296,429
Portugal (0.4%)
Galp Energia SGPS SA	1,104,372	16,496
Sweden (1.2%)
Nordea Bank AB	4,181,218	46,491
Switzerland (11.8%)
LafargeHolcim Ltd. (Registered) (a)	440,638	23,215
Nestle SA (Registered)	1,661,483	119,190
Novartis AG (Registered)	1,976,703	143,841
Roche Holding AG (Genusschein)	513,935	117,393
Swisscom AG (Registered)	83,260	37,293
Zurich Insurance Group AG (a)	99,832	27,490
		468,422
United Kingdom (29.8%)
Admiral Group PLC	952,658	21,450
Aviva PLC	8,113,858	48,638
British American Tobacco PLC	3,337,500	190,088
BT Group PLC	13,309,094	60,179
Bunzl PLC	2,676,656	69,570
Experian PLC	3,074,669	59,642
GlaxoSmithKline PLC	8,261,215	159,029
Imperial Brands PLC	2,335,795	101,976
Meggitt PLC	6,602,706	37,317
Prudential PLC	4,997,440	100,235
Reckitt Benckiser Group PLC	2,209,560	187,510
RELX PLC	3,353,706	59,889
Travis Perkins PLC	851,690	15,241
Wolseley PLC	1,175,245	71,868
		1,182,632
United States (0.6%)
AAC Technologies Holdings, Inc. (b)(c)	2,576,064	23,404
Total Common Stocks (Cost $3,313,055)		3,880,745
Short-Term Investments (2.0%)
Securities held as Collateral on Loaned Securities (0.0%)
Investment Company (0.0%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G)	47,000	47
	Face Amount (000)
Repurchase Agreements (0.0%)
Merrill Lynch & Co., Inc., (0.50%, dated 12/30/16, due 1/3/17; proceeds $1; fully collateralized by a U.S. Government obligation; 1.88% due 8/31/22; valued at $1)	$1	1

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Portfolio of Investments (cont'd)

International Equity Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
Merrill Lynch & Co., Inc., (0.50%, dated 12/30/16, due 1/3/17; proceeds $4; fully collateralized by U.S. Government agency securities; 2.88% - 4.60% due 11/20/65 - 11/20/66; valued at $4)	$4	$4
Merrill Lynch & Co., Inc., (0.81%, dated 12/30/16, due 1/3/17; proceeds $6; fully collateralized by Exchange Traded Funds; valued at $7)	6	6
		11
Total Securities held as Collateral on Loaned Securities (Cost $58)		58
	Shares
Investment Company (2.0%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $77,550)	77,550,199	77,550
Total Short-Term Investments (Cost $77,608)		77,608
Total Investments (99.9%) (Cost $3,390,663) Including $2,320 of Securities Loaned (d)(e)		3,958,353
Other Assets in Excess of Liabilities (0.1%)		3,830
Net Assets (100.0%)		$3,962,183

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Portfolio's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  All or a portion of this security was on loan at December 31, 2016.

(d)  Securities are available for collateral in connection with an open foreign currency forward exchange contract.

(e)  At December 31, 2016, the aggregate cost for federal income tax purposes is approximately $3,422,950,000. The aggregate gross unrealized appreciation is approximately $672,107,000 and the aggregate gross unrealized depreciation is approximately $136,704,000, resulting in net unrealized appreciation of approximately $535,403,000.

CVA  Certificaten Van Aandelen.

Foreign Currency Forward Exchange Contract:

The Portfolio had the following foreign currency forward exchange contract open at December 31, 2016:

Counterparty	Contracts to Deliver (000)		In Exchange For (000)	Delivery Date	Unrealized Depreciation (000)
Commonwealth Bank of Australia	JPY	22,932,000	$194,153	1/26/17	$(2,306)

JPY  —  Japanese Yen

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	55.5%
Pharmaceuticals	16.0
Personal Products	11.2
Insurance	9.0
Tobacco	8.3
Total Investments	100.0	%***

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2016.

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include an open foreign currency forward exchange contract with unrealized depreciation of approximately $2,306,000.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

International Equity Portfolio

Statement of Assets and Liabilities	December 31, 2016 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $3,313,066)	$3,880,756
Investment in Security of Affiliated Issuer, at Value (Cost $77,597)	77,597
Total Investments in Securities, at Value (Cost $3,390,663)	3,958,353
Foreign Currency, at Value (Cost $1,886)	1,898
Tax Reclaim Receivable	7,310
Receivable for Portfolio Shares Sold	4,865
Dividends Receivable	4,649
Receivable from Affiliate	18
Other Assets	236
Total Assets	3,977,329
Liabilities:
Payable for Advisory Fees	8,144
Payable for Portfolio Shares Redeemed	2,882
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	2,306
Payable for Sub Transfer Agency Fees — Class I	245
Payable for Sub Transfer Agency Fees — Class A	207
Payable for Sub Transfer Agency Fees — Class L	4
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Administration Fees	265
Payable for Shareholder Services Fees — Class A	249
Payable for Distribution and Shareholder Services Fees — Class L	4
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Payable for Directors' Fees and Expenses	247
Payable for Custodian Fees	207
Payable for Investments Purchased	80
Collateral on Securities Loaned, at Value	58
Payable for Professional Fees	58
Payable for Transfer Agency Fees — Class I	7
Payable for Transfer Agency Fees — Class A	5
Payable for Transfer Agency Fees — Class L	1
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class IS	1
Other Liabilities	176
Total Liabilities	15,146
Net Assets	$3,962,183
Net Assets Consist Of:
Paid-in-Capital	$3,597,276
Accumulated Undistributed Net Investment Income	29,235
Accumulated Net Realized Loss	(229,307)
Unrealized Appreciation (Depreciation) on:
Investments	567,690
Foreign Currency Forward Exchange Contracts	(2,306)
Foreign Currency Translations	(405)
Net Assets	$3,962,183

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

International Equity Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2016 (000)
CLASS I:
Net Assets	$1,719,699
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	117,456,182
Net Asset Value, Offering and Redemption Price Per Share	$14.64
CLASS A:
Net Assets	$1,176,835
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	81,378,942
Net Asset Value, Redemption Price Per Share	$14.46
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.80
Maximum Offering Price Per Share	$15.26
CLASS L:
Net Assets	$7,008
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	485,787
Net Asset Value, Offering and Redemption Price Per Share	$14.43
CLASS C:
Net Assets	$476
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	33,301
Net Asset Value, Offering and Redemption Price Per Share	$14.31
CLASS IS:
Net Assets	$1,058,165
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	72,283,775
Net Asset Value, Offering and Redemption Price Per Share	$14.64
(1) Including: Securities on Loan, at Value:	$2,320

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

International Equity Portfolio

Statement of Operations	Year Ended December 31, 2016 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $9,827 of Foreign Taxes Withheld)	$117,798
Income from Securities Loaned — Net	708
Dividends from Security of Affiliated Issuer (Note G)	146
Total Investment Income	118,652
Expenses:
Advisory Fees (Note B)	33,290
Administration Fees (Note C)	3,329
Shareholder Services Fees — Class A (Note D)	3,229
Distribution and Shareholder Services Fees — Class L (Note D)	59
Distribution and Shareholder Services Fees — Class C (Note D)	7
Sub Transfer Agency Fees — Class I	1,252
Sub Transfer Agency Fees — Class A	1,775
Sub Transfer Agency Fees — Class L	17
Sub Transfer Agency Fees — Class C	1
Custodian Fees (Note F)	596
Registration Fees	229
Professional Fees	119
Shareholder Reporting Fees	103
Directors' Fees and Expenses	99
Transfer Agency Fees — Class I (Note E)	30
Transfer Agency Fees — Class A (Note E)	18
Transfer Agency Fees — Class L (Note E)	4
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	4
Pricing Fees	7
Other Expenses	126
Expenses Before Non Operating Expenses	44,296
Bank Overdraft Expense	8
Total Expenses	44,304
Reimbursement of Class Specific Expenses — Class I (Note B)	(517)
Reimbursement of Class Specific Expenses — Class L (Note B)	(10)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(127)
Reimbursement of Custodian Fees (Note F)	(127)
Net Expenses	43,521
Net Investment Income	75,131
Realized Loss:
Investments Sold	(102,142)
Foreign Currency Forward Exchange Contracts	(13,744)
Foreign Currency Transactions	(4,858)
Net Realized Loss	(120,744)
Change in Unrealized Appreciation (Depreciation):
Investments	(50,954)
Foreign Currency Forward Exchange Contracts	4,097
Foreign Currency Translations	359
Net Change in Unrealized Appreciation (Depreciation)	(46,498)
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(167,242)
Net Decrease in Net Assets Resulting from Operations	$(92,111)

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

International Equity Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2016 (000)	Year Ended December 31, 2015 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$75,131	$83,904
Net Realized Loss	(120,744)	(81,009)
Net Change in Unrealized Appreciation (Depreciation)	(46,498)	40,881
Net Increase (Decrease) in Net Assets Resulting from Operations	(92,111)	43,776
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(18,324)	(63,421)
Class A:
Net Investment Income	(8,374)	(34,301)
Class L:
Net Investment Income	(11)	(186)
Class C:
Net Investment Income	(1)	(7)
Class IS:
Net Investment Income	(11,726)	(23,788)
Total Distributions	(38,436)	(121,703)
Capital Share Transactions:(1)
Class I:
Subscribed	292,344	249,465
Distributions Reinvested	17,125	60,713
Redeemed	(590,802)	(821,490)
Class A:
Subscribed	325,847	221,012
Distributions Reinvested	8,356	34,196
Redeemed	(489,120)	(441,011)
Class L:
Exchanged	243	—
Subscribed	—	1,036
Distributions Reinvested	10	183
Redeemed	(2,032)	(1,712)
Class C:
Subscribed	508	524 *
Distributions Reinvested	1	7 *
Redeemed	(403)	(128)*
Class IS:
Subscribed	345,619	246,796
Distributions Reinvested	11,091	22,149
Redeemed	(151,013)	(90,463)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(232,226)	(518,723)
Redemption Fees	16	50
Total Decrease in Net Assets	(362,757)	(596,600)
Net Assets:
Beginning of Period	4,324,940	4,921,540
End of Period (Including Accumulated Undistributed Net Investment Income of $29,235 and $9,314)	$3,962,183	$4,324,940

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

International Equity Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2016 (000)	Year Ended December 31, 2015 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	19,900	15,470
Shares Issued on Distributions Reinvested	1,182	3,885
Shares Redeemed	(40,979)	(51,356)
Net Decrease in Class I Shares Outstanding	(19,897)	(32,001)
Class A:
Shares Subscribed	23,324	14,515
Shares Issued on Distributions Reinvested	584	2,210
Shares Redeemed	(34,381)	(28,049)
Net Decrease in Class A Shares Outstanding	(10,473)	(11,324)
Class L:
Shares Exchanged	17	—
Shares Subscribed	—	65
Shares Issued on Distributions Reinvested	1	12
Shares Redeemed	(141)	(109)
Net Decrease in Class L Shares Outstanding	(123)	(32)
Class C:
Shares Subscribed	36	33 *
Shares Issued on Distributions Reinvested	— @@	— @@*
Shares Redeemed	(28)	(8)*
Net Increase in Class C Shares Outstanding	8	25
Class IS:
Shares Subscribed	24,017	15,745
Shares Issued on Distributions Reinvested	765	1,418
Shares Redeemed	(10,253)	(5,630)
Net Increase in Class IS Shares Outstanding	14,529	11,533

*  For period April 30, 2015 through December 31, 2015.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

International Equity Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$15.10		$15.47		$16.98		$14.35		$12.25
Income (Loss) from Investment Operations:
Net Investment Income (2)	0.27		0.30		0.39		0.32		0.31
Net Realized and Unrealized Gain (Loss)	(0.57)		(0.23)		(1.42)		2.59		2.09
Total from Investment Operations	(0.30)		0.07		(1.03)		2.91		2.40
Distributions from and/or in Excess of:
Net Investment Income	(0.16)		(0.44)		(0.48)		(0.28)		(0.30)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$14.64		$15.10		$15.47		$16.98		$14.35
Total Return (4)	(2.00)%		0.36%		(6.08)%		20.39%		19.60%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,719,699		$2,073,782		$2,620,040		$3,694,164		$3,631,307
Ratio of Expenses to Average Net Assets (7)	0.95	%(5)	0.95	%(5)	0.95	%(5)	0.94	%(5)	0.95	%(5)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.95	%(5)	0.95	%(5)	0.95	%(5)	0.95	%(5)	N/A
Ratio of Net Investment Income to Average Net Assets (7)	1.86	%(5)	1.85	%(5)	2.33	%(5)	2.04	%(5)	2.31	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	33%		29%		29%		29%		23%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.98%		1.01%		1.04%		0.99%		0.97%
Net Investment Income to Average Net Assets	1.83%		1.79%		2.24%		1.99%		2.29%

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

International Equity Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$14.91		$15.28		$16.78		$14.18		$12.11
Income (Loss) from Investment Operations:
Net Investment Income (2)	0.23		0.24		0.31		0.25		0.27
Net Realized and Unrealized Gain (Loss)	(0.58)		(0.23)		(1.38)		2.59		2.07
Total from Investment Operations	(0.35)		0.01		(1.07)		2.84		2.34
Distributions from and/or in Excess of:
Net Investment Income	(0.10)		(0.38)		(0.43)		(0.24)		(0.27)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$14.46		$14.91		$15.28		$16.78		$14.18
Total Return (4)	(2.33)%		(0.02)%		(6.43)%		20.13%		19.31%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,176,835		$1,369,566		$1,576,475		$1,508,564		$1,012,956
Ratio of Expenses to Average Net Assets (8)	1.29	%(5)	1.30	%(5)	1.30	%(5)	1.22	%(5)(6)	1.20	%(5)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.29	%(5)	1.30	%(5)	1.30	%(5)	1.22	%(5)(6)	N/A
Ratio of Net Investment Income to Average Net Assets (8)	1.60	%(5)	1.48	%(5)	1.89	%(5)	1.60	%(5)	2.06	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	33%		29%		29%		29%		23%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.30%		1.32%		1.34%		1.25%		1.22%
Net Investment Income to Average Net Assets	1.59%		1.46%		1.85%		1.57%		2.04%

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets would have been less than 0.005% higher and the Ratio of Net Investment Income to Average Net Assets would have been less than 0.005% lower had the custodian not reimbursed the Portfolio.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.30% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.20% for Class A shares.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

International Equity Portfolio

	Class L
	Year Ended December 31,								Period from June 14, 2012(2) to
Selected Per Share Data and Ratios	2016(1)		2015		2014		2013		December 31, 2012
Net Asset Value, Beginning of Period	$14.87		$15.23		$16.71		$14.12		$12.36
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (3)	0.16		0.15		0.24		0.19		(0.07)
Net Realized and Unrealized Gain (Loss)	(0.58)		(0.21)		(1.39)		2.55		2.11
Total from Investment Operations	(0.42)		(0.06)		(1.15)		2.74		2.04
Distributions from and/or in Excess of:
Net Investment Income	(0.02)		(0.30)		(0.33)		(0.15)		(0.28)
Redemption Fees	0.00	(4)	0.00	(4)	0.00	(4)	0.00	(4)	0.00	(4)
Net Asset Value, End of Period	$14.43		$14.87		$15.23		$16.71		$14.12
Total Return (5)	(2.82)%		(0.47)%		(6.91)%		19.49%		16.53	%(9)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$7,008		$9,053		$9,763		$12,072		$11,982
Ratio of Expenses to Average Net Assets (11)	1.80	%(6)	1.80	%(6)	1.80	%(6)	1.72	%(6)(7)	1.70	%(6)(10)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.80	%(6)	1.80	%(6)	1.80	%(6)	1.73	%(6)(7)	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (11)	1.09	%(6)	0.97	%(6)	1.48	%(6)	1.24	%(6)	(0.91	)%(6)(10)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.00	%(8)(10)
Portfolio Turnover Rate	33%		29%		29%		29%		23	%(9)
(11) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.93%		1.89%		1.89%		1.78%		1.70	%(10)
Net Investment Income (Loss) to Average Net Assets	0.96%		0.88%		1.38%		1.18%		(0.91	)%(10)

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.80% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.70% for Class L shares.

(8)  Amount is less than 0.005%.

(9)  Not Annualized.

(10)  Annualized.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

International Equity Portfolio

	Class C
Selected Per Share Data and Ratios	Year Ended December 31, 2016(1)		Period from April 30, 2015(2) to December 31, 2015
Net Asset Value, Beginning of Period	$14.77		$16.70
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (3)	0.14		(0.03)
Net Realized and Unrealized Loss	(0.58)		(1.53)
Total from Investment Operations	(0.44)		(1.56)
Distributions from and/or in Excess of:
Net Investment Income	(0.02)		(0.37)
Redemption Fees	0.00	(4)	0.00	(4)
Net Asset Value, End of Period	$14.31		$14.77
Total Return (5)	(3.01)%		(9.41	)%(8)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$476		$372
Ratio of Expenses to Average Net Assets (10)	2.05	%(6)	2.05	%(6)(9)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	2.05	%(6)	2.05	%(6)(9)
Ratio of Net Investment Income (Loss) to Average Net Assets (10)	0.95	%(6)	(0.27	)%(6)(9)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(7)	0.00	%(7)(9)
Portfolio Turnover Rate	33%		29%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	2.40%		2.75	%(9)
Net Investment Income (Loss) to Average Net Assets	0.60%		(0.97	)%(9)

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Amount is less than 0.005%

(8)  Not Annualized.

(9)  Annualized.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

International Equity Portfolio

	Class IS
	Year Ended December 31,						Period from September 13, 2013(2) to
Selected Per Share Data and Ratios	2016(1)		2015		2014		December 31, 2013
Net Asset Value, Beginning of Period	$15.10		$15.47		$16.98		$16.08
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (3)	0.29		0.30		0.40		(0.01)
Net Realized and Unrealized Gain (Loss)	(0.59)		(0.23)		(1.43)		1.19
Total from Investment Operations	(0.30)		0.07		(1.03)		1.18
Distributions from and/or in Excess of:
Net Investment Income	(0.16)		(0.44)		(0.48)		(0.28)
Redemption Fees	0.00	(4)	0.00	(4)	0.00	(4)	0.00	(4)
Net Asset Value, End of Period	$14.64		$15.10		$15.47		$16.98
Total Return (5)	(1.95)%		0.40%		(6.07)%		7.42	%(9)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,058,165		$872,167		$715,262		$285,253
Ratio of Expenses to Average Net Assets (11)	0.91	%(6)	0.91	%(6)	0.91	%(6)	0.91	%(6)(7)(10)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.91	%(6)	0.91	%(6)	0.91	%(6)	0.91	%(6)(7)(10)
Ratio of Net Investment Income (Loss) to Average Net Assets (11)	1.96	%(6)	1.84	%(6)	2.36	%(6)	(0.29	)%(6)(10)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.00	%(8)(10)
Portfolio Turnover Rate	33%		29%		29%		29	%(9)
(11) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.91%		0.91%		0.91%		0.91	%(10)
Net Investment Income (Loss) to Average Net Assets	1.96%		1.84%		2.36%		(0.29	)%(10)

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets would have been less than 0.005% higher and the Ratio of Net Investment Income to Average Net Assets would have been less than 0.005% lower had the custodian not reimbursed the Portfolio.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.91% for class IS shares.

(8)  Amount is less than 0.005%.

(9)  Not Annualized.

(10)  Annualized.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-nine separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the International Equity Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers.

The Portfolio offers five classes of shares — Class I, Class A, Class L, Class C and Class IS. On April 30, 2015, the Portfolio suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Fund's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (together, the "Sub-Advisers"), each a whole owned subsidiary of Morgan Stanley, determine that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2016.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$90,905	$—	$—	$90,905
Auto Components	98,548	—	—	98,548
Automobiles	57,360	—	—	57,360
Banks	126,732	—	—	126,732
Beverages	117,196	—	—	117,196
Chemicals	140,849	—	—	140,849
Construction Materials	55,156	—	—	55,156
Diversified Telecommunication Services	97,472	—	—	97,472
Electronic Equipment, Instruments & Components	141,305	—	—	141,305
Food Products	119,190	—	—	119,190
Household Products	187,510	—	—	187,510
Insurance	356,555	—	—	356,555
Internet Software & Services	56,943	—	—	56,943
Machinery	94,715	—	—	94,715
Media	39,210	—	—	39,210
Metals & Mining	107,901	—	—	107,901
Oil, Gas & Consumable Fuels	89,059	—	—	89,059
Personal Products	444,899	—	—	444,899
Pharmaceuticals	633,834	—	—	633,834
Professional Services	184,521	—	—	184,521
Real Estate Management & Development	25,769	—	—	25,769
Semiconductors & Semiconductor Equipment	5,242	—	—	5,242
Software	103,604	—	—	103,604
Specialty Retail	22,029	—	—	22,029
Tobacco	327,562	—	—	327,562
Trading Companies & Distributors	156,679	—	—	156,679
Total Common Stocks	3,880,745	—	—	3,880,745
Short-Term Investments
Investment Company	77,597	—	—	77,597
Repurchase Agreements	—	11	—	11
Total Short-Term Investments	77,597	11	—	77,608
Total Assets	3,958,342	11	—	3,958,353
Liabilities:
Foreign Currency Forward Exchange Contract	—	(2,306)	—	(2,306)
Total	$3,958,342	$(2,295)	$—	$3,956,047
Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2016, securities with a total value of approximately $3,276,011,000 transferred from Level 2 to Level 1. Securities that were valued using other significant observable inputs at December 31, 2015 were valued using unadjusted quoted prices at December 31, 2016. At December 31, 2015, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

3.  Repurchase Agreements: The Portfolio may enter into repurchase agreements under which the Portfolio lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Portfolio takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Portfolio, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

5.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser and/or Sub-Advisers seek to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Portfolio also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2016.

	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward	Unrealized Depreciation on Exchange Contract Exchange Contract	Foreign Currency Forward Currency Risk	$(2,306)

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2016 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(13,744)
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$4,097

At December 31, 2016, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(a) (000)	Liabilities(a) (000)
Foreign Currency Forward Exchange Contract	$—	$(2,306)

(a) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2016.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged (000)	Net Amount (not less than $0) (000)
Commonwealth Bank of Australia	$2,306	$—	$—	$2,306

For the year ended December 31, 2016, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$231,171,000

6.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2016.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$2,320	(b)	$—	$(2,320	)(c)(d)	$0

(b) Represents market value of loaned securities at period end.

(c) The Portfolio received cash collateral of approximately $58,000, which was subsequently invested in a Repurchase Agreement and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of December 31, 2016, there was uninvested cash of less than $500, which is not reflected in the Portfolio of Investments. In addition, the Portfolio received non-cash collateral of approximately $2,402,000 in the form of U.S. Government agency securities and U.S. Government obligations, which the Portfolio cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(d) The actual collateral received is greater than the amount shown here due to over-ollateralization.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

FASB Accounting Standards Update No. 2014-11 ("ASU No. 2014-11"), "Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2016.

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$58	$—	$—	$—	$58
Total Borrowings	$58	$—	$—	$—	$58
Gross amount of recognized liabilities for securities lending transactions					$58

7.  Redemption Fees: The Portfolio will assess a 2% redemption fee on Class I shares, Class A shares, Class L shares, Class C shares and Class IS shares, which is paid directly to the Portfolio, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

8.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

10.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date

(date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $10 billion	Over $10 billion
0.80%	0.75%

For the year ended December 31, 2016, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.80% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.95% for Class I shares, 1.30% for Class A shares, 1.80% for Class L shares, 2.05% for Class C shares and 0.91% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Portfolio's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2016, approximately $529,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Advisers, each a wholly-owned subsidiary of Morgan

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

Stanley. The Sub-Advisers provide the Portfolio with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and Sub-Advisers and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

In December 2015, the Fund's Custodian announced that it had identified inconsistencies in the way in which clients were invoiced for out-of-pocket expenses from 1998 until November 2015. The dollar amount difference between what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The Custodian reimbursed the Portfolio directly, which was recognized as a change in accounting estimate and was reflected as "Reimbursement of Custodian Fees" in the Statement of Operations. Pursuant to the expense limitations described in Note B, the Portfolio has experienced expenses reimbursed by the Adviser during the current period. Accordingly, the reimbursement of out-of-pocket custodian expenses in the current period resulted in the reduction in the current period expenses reimbursed by the Adviser.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2016, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $1,360,346,000 and $1,446,242,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2016.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2016, advisory fees paid were reduced by approximately $127,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2016 is as follows:

Value December 31, 2015 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2016 (000)
$114,192	$918,587	$955,182	$146	$77,597

The Portfolio is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2016, the Portfolio did not engage in any cross-trade transactions.

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2016, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2016 and 2015 was as follows:

2016 Distributions Paid From:		2015 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$38,436	$—	$121,703	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, basis adjustments on certain equity securities designated as passive foreign investment companies and an expired capital loss carryforward, resulted in the following reclassifications among the components of net assets at December 31, 2016:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$(16,774)	$26,775	$(10,001)

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

At December 31, 2016, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$27,240	$—

At December 31, 2016, the Portfolio had available for federal income tax purposes unused short-term capital losses of approximately $11,439,000 and long-term capital losses of approximately $177,592,000 that do not have an expiration date.

In addition, at December 31, 2016, the Portfolio had available for federal income tax purposes unused capital losses which will expire on the indicated dates:

Amount (000)	Expiration*
$8,116	December 31, 2017

* Includes capital losses acquired from Morgan Stanley International Value Equity Fund that may be subject to limitation under IRC section 382 in future years, reducing the total carryforwad available.

During the year ended December 31, 2016, capital loss carryforwards of approximately $10,001,000 expired for federal income tax purposes.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Credit Facility: As of April 4, 2016, the Fund and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "facility") with State Street. This facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or one month libor rate plus a spread. The facility also has a commitment fee of 0.25% per annum based on the unused portion of the facility. During the year ended December 31, 2016, the Portfolio did not have any borrowings under the facility.

J. Other: At December 31, 2016, the Portfolio had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 41.7%.

K. Accounting Pronouncements: In December 2016, FASB issued Accounting Standards update 2016-19 — Technical Corrections and Improvements ("ASU 2016-19"), which is effective for interim periods for all entities beginning after December 15, 2016. ASU 2016-19 includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. That amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. Although still evaluating the potential impacts of ASU 2016-19 to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

In October 2016, the Securities and Exchange Commission ("SEC") issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the Portfolio's net assets or results of operations. Although still evaluating the potential impacts of the Investment Company Reporting Modernization to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
International Equity Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of International Equity Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2016 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Equity Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 28, 2017

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for the taxable year ended December 31, 2016.

When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of approximately $45,169,000 as taxable at this lower rate.

The Portfolio intends to pass through foreign tax credits of approximately $6,733,000, and has derived net income from sources within foreign countries amounting to approximately $125,274,000.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to nonaffiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (72) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				90

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (63) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	91	Director of various non-profit organizations.
Nancy C. Everett (61) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	91

Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (59) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	91

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (67) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	91	Director of NVR, Inc. (home construction).
Joseph J. Kearns (74) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	93	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (58) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				90	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (56) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Management Director, JPMorgan Asset Management (2013-2016); President, JPMorgan Funds (2010-2013), Chief Administrative Officer, JPMorgan Funds (2004-2010), Treasurer, JPMorgan Funds (2003-2004, 2008-2010), and Vice President and Board Liaison, JPMorgan Funds (2001-2004); Managing Director, J.P. Morgan Investment Management Inc. (2001-2013); Vice President of Finance, Pierpont Group (1996-2001); Vice President, Bank of New York (1995-1996); Senior Audit Manager, Price Waterhouse, LLP (1982-1995).	91	None.
Michael E. Nugent (80) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	92	None.
W. Allen Reed (69) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	91	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (84) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	92	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2016) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

37

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (53) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (51) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (49) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

38

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Advisers

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, 100 F Street, NE, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Portfolio of Morgan Stanley Institutional Fund, Inc., which describes in detail the Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

39

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2017 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIIEANN
1695770 EXP. 02.28.18

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

International Opportunity Portfolio

Annual Report

December 31, 2016

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	13
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	29
Federal Tax Notice	30
Privacy Notice	31
Director and Officer Information	34

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Portfolio of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Portfolio, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in International Opportunity Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2017

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Expense Example (unaudited)

International Opportunity Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemption fees; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/16	Actual Ending Account Value 12/31/16	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
International Opportunity Portfolio Class I	$1,000.00	$1,016.50	$1,020.01	$5.17	$5.18	1.02	%***
International Opportunity Portfolio Class A	1,000.00	1,014.40	1,018.10	7.09	7.10	1.40	***
International Opportunity Portfolio Class L	1,000.00	1,012.60	1,015.89	9.31	9.32	1.84	***
International Opportunity Portfolio Class C	1,000.00	1,012.00	1,014.58	10.62	10.63	2.10	***
International Opportunity Portfolio Class IS	1,000.00	1,016.60	1,020.46	4.71	4.72	0.93	***

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

***  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Investment Overview (unaudited)

International Opportunity Portfolio

The Portfolio seeks long-term capital appreciation.

Performance

For the year ended December 31, 2016, the Portfolio's Class I shares had a total return based on net asset value and reinvestment of distributions per share of –0.65%, net of fees. The Portfolio's Class I shares underperformed the Portfolio's benchmark, the MSCI All Country World ex USA Index (the "Index"), which returned 4.50%.

Factors Affecting Performance

•  International equities rose 4.50% for the 12-month period, as measured by the Index. The Index was led by commodity-driven markets, including Brazil, Russia and Canada, while Japan and Europe lagged. Early in the year, worries about weak global growth and disinflation drove share prices lower. However, sentiment brightened as commodity prices bottomed, China's economy stabilized, the U.S. economy strengthened and global central banks remained accommodative. In the second half of the year, equity markets largely shrugged off the Brexit referendum's surprise outcome, and the unexpected election of Donald Trump was broadly supportive for equities as investors anticipated a pro-growth, reflationary policy scenario from the new administration.

•  The Portfolio underperformed the Index for the period overall, due to unfavorable stock selection and sector allocation.

•  Detractors from relative performance were stock selection in the information technology and health care sectors. Underweight allocations to the energy and materials sectors, along with an overweight to the consumer staples sector, were also disadvantageous to relative results.

•  Stock selection in the consumer discretionary sector contributed positively to relative performance. The Portfolio also benefited from an overweight to information technology and underweights to health care, telecommunication services and utilities.

Management Strategies

•  There were no changes to our bottom-up investment process during the period. The Growth Team seeks high quality companies, which we define primarily as those with sustainable competitive advantages. Our team continues to focus on bottom-up stock selection and the long-term outlook for companies owned in the portfolio; accordingly, we have had very limited turnover in the portfolio to date, as our ongoing work reaffirms our assessment of quality and competitive advantage in the names we own.

•  At the close of the period, consumer discretionary represented the largest sector weight in the Portfolio, followed by information technology and consumer staples. The team's bottom-up investment process resulted in sector overweight positions in consumer discretionary, information technology and consumer staples, and underweight positions in financials, materials, energy, industrials, telecommunication services, health care, real estate and utilities.

*  Minimum Investment for Class I shares

**  Commenced Operations on March 31, 2010.

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C and IS shares will vary from the performance of Class I shares based upon their different inception dates and will be impacted by additional fees assessed to those classes (if applicable).

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Investment Overview (unaudited) (cont'd)

International Opportunity Portfolio

Performance Compared to the MSCI All Country World ex USA Index.(1) and the Lipper International Multi-Cap Growth Funds Index(2)

	Period Ended December 31, 2016 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(7)
Portfolio — Class I Shares w/o sales charges(4)	–0.65%	9.64%	—	8.35%
Portfolio — Class A Shares w/o sales charges(4)	–1.00	9.28	—	8.01
Portfolio — Class A Shares with maximum 5.25% sales charges(4)	–6.21	8.10	—	7.16
Portfolio — Class L Shares w/o sales charges(4)	–1.50	8.72	—	7.47
Portfolio — Class C Shares w/o sales charges(6)	–1.71	—	—	–2.13
Portfolio — Class C Shares with maximum 1.00% deferred sales charges(6)	–2.69	—	—	–2.13
Portfolio — Class IS Shares w/o sales charges(5)	–0.64	—	—	7.46
MSCI All Country World ex USA Index	4.50	5.00	—	2.80
Lipper International Multi-Cap Growth Funds Index	0.08	6.02	—	3.72

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI All Country World ex USA Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets, excluding the United States. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper International Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper International Multi-Cap Growth Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on March 31, 2010.

(5) Commenced offering on September 13, 2013.

(6)  Commenced offering on April 30, 2015.

(7)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Portfolio, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Portfolio of Investments

International Opportunity Portfolio

	Shares	Value (000)
Common Stocks (88.9%)
Australia (0.0%)
AET&D Holdings No. 1 Ltd. (a)(b)(c)	16,699	$—
Belgium (2.1%)
Anheuser-Busch InBev N.V.	15,042	1,592
Canada (1.4%)
Brookfield Asset Management, Inc., Class A	32,337	1,067
China (18.6%)
Alibaba Group Holding Ltd. ADR (a)	12,899	1,133
China Resources Beer Holdings Company Ltd. (a)(d)	1,050,666	2,086
Foshan Haitian Flavouring & Food Co., Ltd., Class A	340,900	1,439
Jiangsu Hengrui Medicine Co., Ltd., Class A	253,738	1,661
TAL Education Group ADR (a)	71,577	5,021
Tencent Holdings Ltd. (d)	124,500	3,046
		14,386
Denmark (5.6%)
DSV A/S	97,426	4,334
France (8.1%)
Christian Dior SE	13,390	2,808
Hermes International	8,418	3,456
		6,264
Germany (1.7%)
Adidas AG	8,254	1,305
Hong Kong (1.7%)
AIA Group Ltd.	237,000	1,337
India (1.7%)
HDFC Bank Ltd. ADR	22,091	1,341
Japan (5.0%)
Calbee, Inc.	76,900	2,408
Keyence Corp.	2,100	1,441
		3,849
Korea, Republic of (5.9%)
Amorepacific Corp.	5,527	1,471
Loen Entertainment, Inc. (a)(e)	16,845	1,059
Medy-Tox, Inc.	3,699	1,092
Osstem Implant Co., Ltd. (a)	18,447	927
		4,549
Netherlands (4.3%)
Priceline Group, Inc. (The) (a)	2,263	3,318
South Africa (2.7%)
Naspers Ltd., Class N	14,279	2,094
Switzerland (1.4%)
Nestle SA (Registered)	15,121	1,085
United Kingdom (12.9%)
Burberry Group PLC	110,769	2,044
Fevertree Drinks PLC	164,301	2,306
Hargreaves Lansdown PLC	89,488	1,338
Just Eat PLC (a)	234,893	1,689
Reckitt Benckiser Group PLC	30,971	2,628
		10,005
	Shares	Value (000)
United States (15.8%)
Cognizant Technology Solutions Corp., Class A (a)	50,347	$2,821
EPAM Systems, Inc. (a)	67,651	4,350
Globant SA (a)	42,032	1,402
Luxoft Holding, Inc. (a)	64,694	3,636
		12,209
Total Common Stocks (Cost $66,017)		68,735
Preferred Stock (0.1%)
India (0.1%)
Flipkart Online Services Pvt Ltd. Series D (a)(b)(c)(f) (acquisition cost — $36; acquired 10/4/13) (Cost $36)	1,590	80
Participation Notes (4.0%)
China (4.0%)
Jiangsu Yanghe Brewery, Class A, Equity Linked Notes, expires 1/23/17 (a)	151,200	1,536
Suofeiya Home Collection Co., Ltd., Equity Linked Notes, expires 4/25/17 (a)	200,900	1,566
Total Participation Notes (Cost $3,234)		3,102
	Notional Amount (000)
Call Option Purchased (0.1%)
Foreign Currency Option (0.1%)
USD/CNY May 2017 @ CNY 7.90, Royal Bank of Scotland (Cost $39)	9,421	35
	Shares
Short-Term Investment (6.9%)
Investment Company (6.9%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $5,351)	5,350,513	5,351
Total Investments (100.0%) (Cost $74,677) Including $503 of Securities Loaned (g)		77,303
Liabilities in Excess of Other Assets (0.0%)		(23)
Net Assets (100.0%)		$77,280

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Portfolio's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  Security has been deemed illiquid at December 31, 2016.

(c)  At December 31, 2016, the Portfolio held fair valued securities valued at approximately $80,000, representing 0.1% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(d)  Security trades on the Hong Kong exchange.

(e)  All or a portion of this security was on loan at December 31, 2016.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Portfolio of Investments (cont'd)

International Opportunity Portfolio

(f)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Portfolio has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at December 31, 2016, amounts to approximately $80,000 and represents 0.1% of net assets.

(g)  At December 31, 2016, the aggregate cost for federal income tax purposes is approximately $74,796,000. The aggregate gross unrealized appreciation is approximately $6,443,000 and the aggregate gross unrealized depreciation is approximately $3,936,000, resulting in net unrealized appreciation of approximately $2,507,000.

ADR  American Depositary Receipt.

CNY  Chinese Yuan Renminbi

USD  United States Dollar

Portfolio Composition

Classification	Percentage of Total Investments
Other*	30.9%
Information Technology Services	14.0
Textiles, Apparel & Luxury Goods	12.4
Beverages	9.7
Internet Software & Services	7.6
Short-Term Investments	6.9
Diversified Consumer Services	6.5
Food Products	6.4
Road & Rail	5.6
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

International Opportunity Portfolio

Statement of Assets and Liabilities	December 31, 2016 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $69,326)	$71,952
Investment in Security of Affiliated Issuer, at Value (Cost $5,351)	5,351
Total Investments in Securities, at Value (Cost $74,677)	77,303
Foreign Currency, at Value (Cost —@)	—	@
Receivable for Portfolio Shares Sold	980
Tax Reclaim Receivable	24
Dividends Receivable	21
Receivable from Affiliate	1
Other Assets	29
Total Assets	78,358
Liabilities:
Payable for Portfolio Shares Redeemed	867
Payable for Advisory Fees	116
Payable for Professional Fees	50
Payable for Sub Transfer Agency Fees — Class I	9
Payable for Sub Transfer Agency Fees — Class A	2
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Custodian Fees	8
Payable for Administration Fees	5
Payable for Transfer Agency Fees — Class I	3
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Shareholder Services Fees — Class A	2
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	2
Other Liabilities	13
Total Liabilities	1,078
Net Assets	$77,280
Net Assets Consist Of:
Paid-in-Capital	$74,436
Distributions in Excess of Net Investment Income	(35)
Accumulated Net Realized Gain	255
Unrealized Appreciation (Depreciation) on:
Investments	2,626
Foreign Currency Translations	(2)
Net Assets	$77,280

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

International Opportunity Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2016 (000)
CLASS I:
Net Assets	$62,440
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	4,180,869
Net Asset Value, Offering and Redemption Price Per Share	$14.93
CLASS A:
Net Assets	$11,727
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	792,662
Net Asset Value, Redemption Price Per Share	$14.79
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.82
Maximum Offering Price Per Share	$15.61
CLASS L:
Net Assets	$221
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	15,253
Net Asset Value, Offering and Redemption Price Per Share	$14.47
CLASS C:
Net Assets	$1,862
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	129,448
Net Asset Value, Offering and Redemption Price Per Share	$14.39
CLASS IS:
Net Assets	$1,030
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	68,969
Net Asset Value, Offering and Redemption Price Per Share	$14.94
(1) Including: Securities on Loan, at Value:	$503

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

International Opportunity Portfolio

Statement of Operations	Year Ended December 31, 2016 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $49 of Foreign Taxes Withheld)	$534
Income from Securities Loaned — Net	20
Dividends from Security of Affiliated Issuer (Note G)	7
Interest from Securities of Unaffiliated Issuers	— @
Total Investment Income	561
Expenses:
Advisory Fees (Note B)	580
Professional Fees	99
Registration Fees	82
Sub Transfer Agency Fees — Class I	48
Sub Transfer Agency Fees — Class A	16
Sub Transfer Agency Fees — Class L	— @
Sub Transfer Agency Fees — Class C	1
Administration Fees (Note C)	58
Shareholder Services Fees — Class A (Note D)	28
Distribution and Shareholder Services Fees — Class L (Note D)	1
Distribution and Shareholder Services Fees — Class C (Note D)	19
Custodian Fees (Note F)	26
Transfer Agency Fees — Class I (Note E)	13
Transfer Agency Fees — Class A (Note E)	3
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	2
Shareholder Reporting Fees	18
Pricing Fees	6
Directors' Fees and Expenses	4
Other Expenses	26
Total Expenses	1,034
Waiver of Advisory Fees (Note B)	(174)
Reimbursement of Class Specific Expenses — Class I (Note B)	(25)
Reimbursement of Class Specific Expenses — Class A (Note B)	(1)
Reimbursement of Class Specific Expenses — Class L (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(1)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(4)
Reimbursement of Custodian Fees (Note F)	(42)
Net Expenses	783
Net Investment Loss	(222)
Realized Gain (Loss):
Investments Sold	975
Foreign Currency Transactions	(23)
Net Realized Gain	952
Change in Unrealized Appreciation (Depreciation):
Investments	(174)
Foreign Currency Translations	— @
Net Change in Unrealized Appreciation (Depreciation)	(174)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	778
Net Increase in Net Assets Resulting from Operations	$556

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

International Opportunity Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2016 (000)	Year Ended December 31, 2015 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(222)	$(23)
Net Realized Gain (Loss)	952	(96)
Net Change in Unrealized Appreciation (Depreciation)	(174)	1,132
Net Increase in Net Assets Resulting from Operations	556	1,013
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(10)	(39)
Net Realized Gain	—	(847)
Class A:
Net Investment Income	—	(1)
Net Realized Gain	—	(135)
Class L:
Net Realized Gain	—	(7)
Class C:
Net Investment Income	—	(1)
Net Realized Gain	—	(25)
Class IS:
Net Investment Income	(— @)	(— @)
Net Realized Gain	—	(— @)
Total Distributions	(10)	(1,055)
Capital Share Transactions:(1)
Class I:
Subscribed	38,010	46,792
Distributions Reinvested	10	695
Redeemed	(28,192)	(6,474)
Class A:
Subscribed	11,094	9,679
Distributions Reinvested	—	127
Redeemed	(8,975)	(1,112)
Class L:
Exchanged	146	—
Subscribed	—	63
Distributions Reinvested	—	2
Redeemed	(190)	(4)
Class C:
Subscribed	722	1,921 *
Distributions Reinvested	—	26 *
Redeemed	(604)	(111)*
Class IS:
Subscribed	1,008	—
Net Increase in Net Assets Resulting from Capital Share Transactions	13,029	51,604
Redemption Fees	3	1
Total Increase in Net Assets	13,578	51,563
Net Assets:
Beginning of Period	63,702	12,139
End of Period (Including Distributions in Excess of Net Investment Income and Accumulated Undistributed Net Investment Income of $(35) and $21, respectively)	$77,280	$63,702

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

International Opportunity Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2016 (000)	Year Ended December 31, 2015 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	2,611	3,070
Shares Issued on Distributions Reinvested	1	45
Shares Redeemed	(1,900)	(432)
Net Increase in Class I Shares Outstanding	712	2,683
Class A:
Shares Subscribed	764	632
Shares Issued on Distributions Reinvested	—	8
Shares Redeemed	(609)	(74)
Net Increase in Class A Shares Outstanding	155	566
Class L:
Shares Exchanged	10	—
Shares Subscribed	—	4
Shares Issued on Distributions Reinvested	—	—	@@
Shares Redeemed	(13)	(—	@@)
Net Increase (Decrease) in Class L Shares Outstanding	(3)	4
Class C:
Shares Subscribed	50	125	*
Shares Issued on Distributions Reinvested	—	2	*
Shares Redeemed	(42)	(6	)*
Net Increase in Class C Shares Outstanding	8	121
Class IS:
Shares Subscribed	68	—

@  Amount is less than $500.

@@  Amount is less than 500 shares.

*  For the period April 30, 2015 through December 31, 2015.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

International Opportunity Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$15.03		$13.92		$13.77		$11.19		$10.26
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (2)	(0.03)		(0.00	)(3)	0.08		0.10		0.08
Net Realized and Unrealized Gain (Loss)	(0.07)		1.58		0.36		2.85		0.92
Total from Investment Operations	(0.10)		1.58		0.44		2.95		1.00
Distributions from and/or in Excess of:
Net Investment Income	(0.00	)(3)	(0.03)		(0.01)		(0.09)		(0.07)
Net Realized Gain	—		(0.44)		(0.28)		(0.28)		—
Total Distributions	(0.00	)(3)	(0.47)		(0.29)		(0.37)		(0.07)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	—		—
Net Asset Value, End of Period	$14.93		$15.03		$13.92		$13.77		$11.19
Total Return (4)	(0.65)%		11.40%		3.14%		26.47%		9.76%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$62,440		$52,128		$10,943		$7,647		$5,259
Ratio of Expenses to Average Net Assets (8)	1.00	%(5)	1.01	%(5)(6)	1.09	%(5)	1.13	%(5)	1.14	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets (8)	(0.22	)%(5)	(0.01	)%(5)	0.57	%(5)	0.82	%(5)	0.70	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(7)	0.01%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	42%		51%		33%		40%		33%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.34%		1.95%		3.25%		3.84%		3.87%
Net Investment Loss to Average Net Assets	(0.56)%		(0.95)%		(1.59)%		(1.89)%		(2.03)%

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective July 1, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.00% for Class I shares. Prior to July 1, 2015, the maximum ratio was 1.15% for Class I shares.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

International Opportunity Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$14.93		$13.87		$13.78		$11.19		$10.26
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (2)	(0.08)		(0.06)		0.01		0.02		0.05
Net Realized and Unrealized Gain (Loss)	(0.06)		1.57		0.37		2.89		0.92
Total from Investment Operations	(0.14)		1.51		0.38		2.91		0.97
Distributions from and/or in Excess of:
Net Investment Income	—		(0.01)		(0.01)		(0.04)		(0.04)
Net Realized Gain	—		(0.44)		(0.28)		(0.28)		—
Total Distributions	—		(0.45)		(0.29)		(0.32)		(0.04)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	—		—
Net Asset Value, End of Period	$14.79		$14.93		$13.87		$13.78		$11.19
Total Return (4)	(1.00)%		10.99%		2.71%		26.12%		9.49%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$11,727		$9,520		$992		$275		$112
Ratio of Expenses to Average Net Assets (9)	1.35	%(5)	1.34	%(5)(7)	1.49	%(5)	1.44	%(5)(6)	1.39	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets (9)	(0.55	)%(5)	(0.39	)%(5)	0.04	%(5)	0.13	%(5)	0.45	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(8)	0.01%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	42%		51%		33%		40%		33%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.66%		2.28%		3.81%		4.49%		4.12%
Net Investment Loss to Average Net Assets	(0.86)%		(1.33)%		(2.28)%		(2.92)%		(2.28)%

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.50% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.40% for Class A shares.

(7)  Effective July 1, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.35% for Class A shares. Prior to July 1, 2015, the maximum ratio was 1.50% for Class A shares.

(8)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

International Opportunity Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$14.69		$13.71		$13.68		$11.13		$10.22
Income (Loss) from Investment Operations:
Net Investment Loss (2)	(0.14)		(0.12)		(0.05)		(0.00	)(3)	(0.01)
Net Realized and Unrealized Gain (Loss)	(0.08)		1.54		0.36		2.83		0.92
Total from Investment Operations	(0.22)		1.42		0.31		2.83		0.91
Distributions from and/or in Excess of:
Net Realized Gain	—		(0.44)		(0.28)		(0.28)		—
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	—		—
Net Asset Value, End of Period	$14.47		$14.69		$13.71		$13.68		$11.13
Total Return (4)	(1.50)%		10.38%		2.24%		25.49%		8.90%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$221		$266		$193		$137		$112
Ratio of Expenses to Average Net Assets (9)	1.85	%(5)	1.91	%(5)(7)	1.99	%(5)	1.92	%(5)(6)	1.89	%(5)
Ratio of Net Investment Loss to Average Net Assets (9)	(1.00	)%(5)	(0.80	)%(5)	(0.38	)%(5)	(0.00	)%(5)(8)	(0.05	)%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(8)	0.01%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	42%		51%		33%		40%		33%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.16%		3.54%		5.06%		4.91%		4.62%
Net Investment Loss to Average Net Assets	(2.31)%		(2.43)%		(3.45)%		(2.99)%		(2.78)%

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.00% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.90% for Class L shares.

(7)  Effective July 1, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.85% for Class L shares. Prior to July 1, 2015, the maximum ratio was 2.00% for Class L shares.

(8)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

International Opportunity Portfolio

	Class C
Selected Per Share Data and Ratios	Year Ended December 31, 2016(1)		Period from April 30, 2015(2) to December 31, 2015
Net Asset Value, Beginning of Period	$14.63		$15.39
Loss from Investment Operations:
Net Investment Loss (3)	(0.19)		(0.13)
Net Realized and Unrealized Loss	(0.05)		(0.16)
Total from Investment Operations	(0.24)		(0.29)
Distributions from and/or in Excess of:
Net Investment Income	—		(0.03)
Net Realized Gain	—		(0.44)
Total Distributions	—		(0.47)
Redemption Fees	0.00	(4)	0.00	(4)
Net Asset Value, End of Period	$14.39		$14.63
Total Return (5)	(1.71)%		(1.85	)%(9)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,862		$1,776
Ratio of Expenses to Average Net Assets (11)	2.10	%(6)	2.10	%(6)(7)(10)
Ratio of Net Investment Loss to Average Net Assets (11)	(1.32	)%(6)	(1.28	)%(6)(10)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(8)	0.01	%(10)
Portfolio Turnover Rate	42%		51%
(11) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	2.43%		3.03	%(10)
Net Investment Loss to Average Net Assets	(1.65)%		(2.21	)%(10)

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Effective July 1, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.10% for Class C shares. Prior to July 1, 2015, the maximum ratio was 2.25% for Class C shares.

(8)  Amount is less than 0.005%.

(9)  Not Annualized.

(10)  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

International Opportunity Portfolio

	Class IS
	Year Ended December 31,						Period from September 13, 2013(2) to
Selected Per Share Data and Ratios	2016(1)		2015		2014		December 31, 2013
Net Asset Value, Beginning of Period	$15.03		$13.92		$13.77		$12.75
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (3)	(0.03)		0.02		0.07		(0.02)
Net Realized and Unrealized Gain (Loss)	(0.06)		1.56		0.37		1.41
Total from Investment Operations	(0.09)		1.58		0.44		1.39
Distributions from and/or in Excess of:
Net Investment Income	(0.00	)(4)	(0.03)		(0.01)		(0.09)
Net Realized Gain	—		(0.44)		(0.28)		(0.28)
Total Distributions	(0.00	)(4)	(0.47)		(0.29)		(0.37)
Redemption Fees	0.00	(4)	0.00	(4)	0.00	(4)	—
Net Asset Value, End of Period	$14.94		$15.03		$13.92		$13.77
Total Return (5)	(0.64)%		11.40%		3.22%		10.96	%(10)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,030		$12		$11		$11
Ratio of Expenses to Average Net Assets (12)	0.93	%(6)	1.01	%(6)(8)	1.08	%(6)	1.08	%(6)(7)(11)
Ratio of Net Investment Income (Loss) to Average Net Assets (12)	(0.20	)%(6)	0.12	%(6)	0.51	%(6)	(0.47	)%(6)(11)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.00	%(9)	0.01%		0.01	%(11)
Portfolio Turnover Rate	42%		51%		33%		40	%(10)
(12) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	5.64%		15.79%		20.64%		9.61	%(11)
Net Investment Loss to Average Net Assets	(4.91)%		(14.66)%		(19.05)%		(9.00	)%(11)

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.09% for Class IS shares.

(8)  Effective July 1, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.94% for Class IS shares. Prior to July 1, 2015, the maximum ratio was 1.09% for Class IS shares.

(9)  Amount is less than 0.005%.

(10)  Not Annualized.

(11)  Annualized.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-nine separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the International Opportunity Portfolio. The Portfolio seeks long-term capital appreciation.

The Portfolio offers five classes of shares — Class I, Class A, Class L, Class C and Class IS. On April, 30, 2015, the Portfolio suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Fund's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) Listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sale price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (5) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2016.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Assets:
Common Stocks
Banks	$1,341	$—	$—		$1,341
Beverages	5,984	—	—		5,984
Biotechnology	1,092	—	—		1,092
Capital Markets	2,405	—	—		2,405
Diversified Consumer Services	5,021	—	—		5,021
Electronic Equipment, Instruments & Components	1,441	—	—		1,441
Food Products	4,932	—	—		4,932
Health Care Equipment & Supplies	927	—	—		927
Household Products	2,628	—	—		2,628
Information Technology Services	10,807	—	—		10,807
Insurance	1,337	—	—		1,337
Internet & Direct Marketing Retail	3,318	—	—		3,318
Internet Software & Services	5,868	—	—		5,868
Media	3,153	—	—		3,153
Multi-Utilities	—	—	—	†	—	†
Personal Products	1,471	—	—		1,471
Pharmaceuticals	1,661	—	—		1,661
Road & Rail	4,334	—	—		4,334
Software	1,402	—	—		1,402
Textiles, Apparel & Luxury Goods	9,613	—	—		9,613
Total Common Stocks	68,735	—	—	†	68,735	†
Preferred Stock	—	—	80		80
Participation Notes	—	3,102	—		3,102
Call Option Purchased	—	35	—		35
Short-Term Investment
Investment Company	5,351	—	—		5,351
Total Assets	$74,086	$3,137	$80	†	$77,303	†

†  Includes one security which is valued at zero.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2016, securities with a total value of approximately $34,378,000 transferred from Level 2 to Level 1. Securities that were valued using other significant observable inputs at December 31, 2015 were valued using unadjusted quoted prices at December 31, 2016. At December 31 2015, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stock (000)		Preferred Stock (000)
Beginning Balance	$—	†	$165
Purchases	—		—
Sales	—		—
Amortization of discount	—		—
Transfers in	—		—
Transfers out	—		—
Corporate actions	—		—
Change in unrealized appreciation (depreciation)	—		(85)
Realized gains (losses)	—		—
Ending Balance	$—	†	$80
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2016	$—		$(85)

†  Includes one security which is valued at zero.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2016.

	Fair Value at December 31, 2016 (000)	Valuation Technique	Unobservable Input	Range				Selected Value		Impact to Valuation from an Increase in Input
Internet & Direct Marketing Retail
Preferred Stock	$80	Discounted Cash Flow	Weighted Average Cost of Capital	17.5%		19.5%		18.5%		Decrease
			Perpetual Growth Rate	3.5%		4.5%		4.0%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	1.1	x	2.8	x	2.2	x	Increase
			Discount for Lack of Marketability	20.0%		20.0%		20.0%		Decrease

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Options: With respect to options, the Portfolio is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price typically in exchange for a premium paid by the Portfolio. The Portfolio may purchase and/or sell put and call options. Purchasing call options tends to increase the Portfolio's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Portfolio's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Portfolio bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If the Portfolio sells an option, it sells to another party the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price typically in exchange for a premium received by the Portfolio. When options are purchased OTC, the Portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Portfolio may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2016.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Option Purchased	Investments, at Value (Option Purchased)	Currency Risk	$35	(a)

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2016 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Options Purchased)	$(45	)(b)

(b) Amounts are included in Investments Sold in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Options Purchased)	$(37)(c)

(c) Amounts are included in Investments in the Statement of Operations.

At December 31, 2016, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(d) (000)		Liabilities(d) (000)
Option Purchased	$35	(a)	$—

(a) Amounts are included in Investments in Securities in the Statement of Assets andLiabilities.

(d) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements

(collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2016.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
Royal Bank of Scotland	$35	$—	$—	$35

For the year ended December 31, 2016, the approximate average monthly amount outstanding for each derivative type is as follows:

Options Purchased:
Average monthly notional amount	7,015,000

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

5.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2016.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$503	(e)	$—	$(503	)(f)(g)	$0

(e) Represents market value of loaned securities at period end.

(f) The Portfolio received non-cash collateral of approximately $528,000 in the form of U.S. Government obligations, which the Portfolio cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(g) The actual collateral received is greater than the amount shown here due to overcollateralization.

6.  Structured Investments: The Portfolio invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Portfolio will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Portfolio is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio's illiquidity to the extent that the Portfolio, at a particular time, may be unable to find qualified buyers for these securities.

7.  Restricted Securities: The Portfolio invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Portfolio could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Portfolio would, in either case, bear market risks during that period. Restricted securities are identified in the Portfolio of Investments.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

8.  Redemption Fees: The Portfolio will assess a 2% redemption fee on Class I shares, Class A shares, Class L shares, Class C shares and Class IS shares, which is paid directly to the Portfolio, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

9.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

11.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Over $1 billion
0.80%	0.75%

For the year ended December 31, 2016, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.56% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares, 1.35% for Class A shares, 1.85% for Class L shares, 2.10% for Class C shares and 0.94% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Portfolio's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2016, approximately $174,000 of advisory fees were waived and approximately $31,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

In December 2015, the Fund's Custodian announced that it had identified inconsistencies in the way in which clients were invoiced for out-of-pocket expenses from 1998 until November 2015. The dollar amount difference between what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The Custodian reimbursed the Portfolio directly, which was recognized as a change in accounting estimate and was reflected as "Reimbursement of Custodian Fees" in the Statement of Operations. Pursuant to the expense limitations described in Note B, the Portfolio has experienced waiver of advisory fees during the current period. Accordingly, the reimbursement of out-of-pocket custodian expenses in the current period resulted in the reduction in the current period waiver of advisory fees.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2016, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $39,419,000 and $28,687,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2016.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2016, advisory fees paid were reduced by approximately $4,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2016 is as follows:

Value December 31, 2015 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2016 (000)
$4,275	$45,424	$44,348	$7	$5,351

The Portfolio is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2016, the Portfolio did not engage in any cross-trade transactions.

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2016, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2016 and 2015 was as follows:

2016 Distributions Paid From:		2015 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$10	$—	$96	$960

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and a net operating loss, resulted in the following reclassifications among the components of net assets at December 31, 2016:

Distributions in Excess of Net Investment Income (000)	Accumulated Undistributed Net Realized Gain (000)	Paid-in- Capital (000)
$176	$78	$(254)

At December 31, 2016, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$—	$372

Qualified late year losses are capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year that, if elected, are deemed to arise on the first day of the Portfolio's next taxable year. These also include non-specified ordinary losses incurred after December 31 but within the same taxable year. For the year ended December 31, 2016, the Portfolio deferred to January 1, 2017 for U.S. federal income tax purposes the following losses:

Qualified Late Year Ordinary Losses (000)	Post-October Capital Losses (000)
$34	$—

I. Credit Facility: As of April 4, 2016, the Fund and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "facility") with State Street. This facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or one month libor rate plus a spread. The facility also has a commitment fee of 0.25% per annum based on the unused portion of the facility. During the year ended December 31, 2016, the Portfolio did not have any borrowings under the facility.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

J. Other: At December 31, 2016, the Portfolio had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 51.8%.

K. Accounting Pronouncements: In December 2016, FASB issued Accounting Standards update 2016-19 — Technical Corrections and Improvements ("ASU 2016-19"), which is effective for interim periods for all entities beginning after December 15, 2016. ASU 2016-19 includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. That amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. Although still evaluating the potential impacts of ASU 2016-19 to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

In October 2016, the Securities and Exchange Commission ("SEC") issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the Portfolio's net assets or results of operations. Although still evaluating the potential impacts of the Investment Company Reporting Modernization to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
International Opportunity Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of International Opportunity Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Opportunity Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 28, 2017

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Federal Tax Notice (unaudited)
For federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2016. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of approximately $10,000 as taxable at this lower rate.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to nonaffiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (72) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				90

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (63) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	91	Director of various non-profit organizations.
Nancy C. Everett (61) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	91

Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (59) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	91

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (67) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	91	Director of NVR, Inc. (home construction).
Joseph J. Kearns (74) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	93	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (58) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				90	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (56) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Management Director, JPMorgan Asset Management (2013-2016); President, JPMorgan Funds (2010-2013), Chief Administrative Officer, JPMorgan Funds (2004-2010), Treasurer, JPMorgan Funds (2003-2004, 2008-2010), and Vice President and Board Liaison, JPMorgan Funds (2001-2004); Managing Director, J.P. Morgan Investment Management Inc. (2001-2013); Vice President of Finance, Pierpont Group (1996-2001);Vice President, Bank of New York (1995-1996); Senior Audit Manager, Price Waterhouse, LLP (1982-1995).	91	None.
Michael E. Nugent (80) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	92	None.
W. Allen Reed (69) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	91	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (84) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	92	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2016) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (53) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (51) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (49) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

37

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, 100 F Street, NE, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Portfolio of Morgan Stanley Institutional Fund, Inc., which describes in detail the Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

38

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2017 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIIIOANN
1697236 EXP. 02.28.18

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

International Real Estate Portfolio

Annual Report

December 31, 2016

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	9
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	26
Federal Tax Notice	27
Privacy Notice	28
Director and Officer Information	31

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Portfolio of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Portfolio, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in International Real Estate Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2017

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Expense Example (unaudited)

International Real Estate Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemption fees; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/16	Actual Ending Account Value 12/31/16	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
International Real Estate Portfolio Class I	$1,000.00	$972.20	$1,020.11	$4.96	$5.08	1.00	%***
International Real Estate Portfolio Class A	1,000.00	970.30	1,018.35	6.69	6.85	1.35	***
International Real Estate Portfolio Class L	1,000.00	967.80	1,015.84	9.15	9.37	1.85	***
International Real Estate Portfolio Class C	1,000.00	966.70	1,014.58	10.38	10.63	2.10	***
International Real Estate Portfolio Class IS	1,000.00	972.70	1,020.26	4.81	4.93	0.97	***

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

***  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period.

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Investment Overview (unaudited)

International Real Estate Portfolio

The Portfolio seeks to provide current income and long-term capital appreciation.

Performance

For the year ended December 31, 2016, the Portfolio's Class I shares had a total return based on net asset value and reinvestment of distributions per share of –1.38%, net of fees. The Portfolio's Class I shares underperformed against the Portfolio's benchmark, the FTSE EPRA/NAREIT Developed ex-North America Real Estate — Net Total Return Index (the "Index"), which returned 0.25%, and the MSCI EAFE Index, which returned 1.00%.

Factors Affecting Performance

•  The international real estate securities market gained 0.25% during the 12-month period ending December 31, 2016, as measured by the Index. Property stocks in Asia, measured by the FTSE EPRA/NAREIT Developed Asia Index, gained 6.1% in U.S. dollar ("USD") terms,(i) driven by particular strength in the Asian real estate investment trust ("REIT") markets, which benefited from strong investor demand for yield investments. Property stocks in Europe declined 7.3% in USD terms, as measured by the FTSE EPRA/NAREIT Developed Europe Index,(i) primarily driven by significant weakness in the U.K. due to the outcome of the Brexit vote and resultant prolonged period of uncertainty, as well as the associated depreciation of the pound.

•  The Portfolio underperformed during the year primarily due to performance during the first half of 2016, where there was investor preference for yield-oriented stocks and/or market segments with perceived defensive characteristics, irrespective of underlying valuations (which included the Japan REIT sector, German residential sector and Australia). Investors also appeared to rotate away from segments where cash flows were viewed as more economically sensitive despite trading at very attractive discounted valuations (which included Hong Kong and Tokyo). The overweight to the U.K. prior to Brexit was also a significant detractor from full-year performance due to the outcome of the vote.

•  The Portfolio outperformed in the second half of 2016 amid a partial reversal of the lower-for-longer investment theme that dominated the market in the first half of 2016, though this was not sufficient to offset the underperformance in the first half of the year.

•  Performance within the Asian and European regional portfolios detracted from relative performance. Top-down global allocation contributed, and cash held in the Portfolio detracted. In Asia, stock selection in Japan (overweight to Japan real estate operating companies, or REOCs, and underweight to Japan REITs) and Hong Kong detracted from the Portfolio's relative performance. In Europe, the Portfolio benefited from the overweight to Norway and stock selection in Sweden; but this was more than offset by the negative effect of the overweight to the U.K. and underweight to Germany.

Management Strategies

•  The Portfolio is comprised of two regional portfolios with a global allocation which weights the European and Asian regions relative to the Index based on our view of the relative attractiveness of each region in terms of underlying real estate fundamentals and public market valuations. Moreover, both of the regional portfolios reflect our core investment philosophy as a real estate value investor, which results in the ownership of stocks that we believe provide the best valuation relative to their underlying real estate values, while maintaining portfolio diversification. Our company-specific research leads us to specific preferences for sub-segments within each of the property sectors and countries. For the period ended December 31, 2016, the Portfolio was overweight the Asian listed property sector and underweight the European listed property sector.

•  In Asia, the Hong Kong REOCs continue to represent the most significant overweight, as we believe the stocks offer highly attractive value and trade at the widest discrepancy between private and public valuations among public listed global property markets. The companies traded at an average 46% discount to net asset values ("NAVs"),(ii) as share prices continued to reflect the various risks that could potentially impact operating fundamentals and did not reflect the solid recurring cash flows and asset values in the private market. The discounted valuations are further accentuated

(i)  Source: FTSE

(ii)  Source: Morgan Stanley Investment Management, as of December 31, 2016

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Investment Overview (unaudited) (cont'd)

International Real Estate Portfolio

as the Hong Kong REOCs maintained very modest leverage levels. There has been strength in office market fundamentals, but continued concerns with regard to retail and residential. Commercial asset transaction activity at peak pricing has been elevated. Sentiment, which continues to be a significant driver of share price movements, became even more cautious due to macro concerns regarding China and additional residential tightening measures in Hong Kong. The Japan REOCs ended the period trading at an average 22% discount to NAVs,(ii) as currency volatility weighed on sentiment and investors remained cautious after a volatile year of policy changes. In wide contrast, the Japan REITs continued to trade at a premium of 15%,(ii) with premium valuations driven by domestic investor attraction to yield, purchases by the Bank of Japan ("BOJ") and optimism towards the success of quantitative easing measures by the BOJ. As a result, we believe the Japan REOCs offer value versus the Japan REITs and we remain overweight to the REOCs and underweight the REITs within Japan. The Portfolio was underweight Singapore and Australia on relative valuation.

•  In Europe, property stocks in the U.K. ended the period trading at an 11% discount to NAVs, with the U.K. Majors trading at a 20% discount and the London office specialists trading at a 16% discount.(ii) These discounts appear to be well in excess of expected asset value declines and reflect concerns over a prolonged period of uncertainty in the wake of the Brexit vote. To date, transaction and leasing activity have indicated these declines may be more modest than initially expected. Property stocks on the Continent ended the period trading at a 3% premium to NAVs.(ii) Share prices have been supported by monetary easing measures by the European Central Bank ("ECB") despite lackluster operating fundamentals. The Portfolio remains overweight the U.K., in particular the U.K. Majors and London office specialists, which trade at attractive discounts, and underweight the Continent due to the disparity in valuations.

•  Investment values for prime real estate assets have improved due to investors' widespread acceptance of low expected returns from real estate in today's low return environment, coupled with continued credit availability and low borrowing rates. Very strong capital flows to the sector have driven asset pricing to new peak levels in most prime markets. In Western markets, valuations for prime assets have largely recovered back to or in excess of peak levels achieved in 2007. In Asian markets, Hong Kong has witnessed an unusually active investment market at peak pricing due to both improved cash flows and capitalization rate compression, whereas in Japan and Australia, asset value improvements have largely been due to cap rate compression with a modest recovery in fundamentals.

•  In Western markets, prime assets feature strong occupancy levels and rents continue to exhibit growth, although there is a trend toward decelerating rental growth in most sectors. In Europe, markets on the Continent have shown lackluster rental growth; in the U.K., there will likely be a prolonged period of uncertainty in the wake of the Brexit vote. In Asia, there has been continued strength in the Hong Kong office market featuring low vacancy levels and continued demand from Mainland Chinese financial service tenants. In contrast, the Singapore office market featured a continuation of weak rental levels due to recent new supply. In Tokyo, the office market features high occupancy levels but there is still only modest improvements in office rents. There has been an apparent stabilization in Hong Kong retail sales, which had been impaired primarily by reduced Chinese tourism spending, particularly for luxury items, which thus far resulted in relatively flattish rents in 2016 for Hong Kong malls. Operating fundamentals in the Australian retail sector have been stable.

(ii)  Source: Morgan Stanley Investment Management, as of December 31, 2016

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Investment Overview (unaudited) (cont'd)

International Real Estate Portfolio

*  Minimum Investment for Class I shares

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C and IS shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the FTSE EPRA/NAREIT Developed ex-North America Real Estate — Net Total Return Index(1) and the MSCI EAFE Index(2)

	Period Ended December 31, 2016 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Portfolio — Class I Shares w/o sales charges(4)	–1.38%	8.06%	–2.44%	7.18%
Portfolio — Class A Shares w/o sales charges(4)	–1.78	7.72	–2.72	6.90
Portfolio — Class A Shares with maximum 5.25% sales charges(4)	–6.95	6.57	–3.24	6.60
Portfolio — Class L Shares w/o sales charges(5)	–2.23	—	—	3.97
Portfolio — Class C Shares w/o sales charges(7)	–2.44	—	—	–8.39
Portfolio — Class C Shares with maximum 1.00% deferred sales charges(7)	–3.38	—	—	–8.39
Portfolio — Class IS Shares w/o sales charges(6)	–1.33	—	—	–0.42
FTSE EPRA/NAREIT Developed ex-North America Real Estate — Net Total Return Index	0.25	8.73	–0.39	5.55
MSCI EAFE Index	1.00	6.53	0.75	3.78

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The FTSE EPRA/NAREIT Developed ex-North America Real Estate — Net Total Return Index is a free float-adjusted market capitalization weighted index designed to reflect the stock performance of companies engaged in the European and Asian real estate markets. The performance of the Index is listed in U.S. dollars and assumes reinvestment of dividends. "Net Total Return" reflects a reduction in total returns after taking into account the withholding tax on dividends by certain foreign countries represented in the Index for periods after 2/18/05 (gross returns used prior to 2/18/05). The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the US & Canada. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI EAFE Index currently consists of 21 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on October 1, 1997.

(5)  Commenced offering on April 27, 2012.

(6)  Commenced offering on September 13, 2013.

(7)  Commenced offering on April 30, 2015.

(8)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Portfolio, not the inception of the Index.

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Portfolio of Investments

International Real Estate Portfolio

	Shares	Value (000)
Common Stocks (100.2%)
Australia (12.2%)
Dexus Property Group REIT	40,373	$280
Goodman Group REIT	134,879	694
GPT Group REIT	151,687	551
Investa Office Fund REIT	35,319	120
Mirvac Group REIT	181,984	280
Scentre Group REIT	347,851	1,165
Shopping Centres Australasia Property Group REIT	18,390	29
Stockland REIT	119,314	395
Vicinity Centres REIT	117,373	253
Westfield Corp. REIT	151,298	1,024
		4,791
Austria (0.5%)
Atrium European Real Estate Ltd.	20,534	85
BUWOG AG (a)	5,250	122
		207
China (0.9%)
China Overseas Land & Investment Ltd. (b)	62,000	164
China Resources Land Ltd. (b)	20,000	45
Global Logistic Properties Ltd.	84,500	129
		338
Finland (0.8%)
Citycon Oyj	134,248	331
France (7.9%)
Fonciere Des Regions REIT	1,578	138
Gecina SA REIT	3,810	527
ICADE REIT	5,392	385
Klepierre REIT	14,302	562
Mercialys SA REIT	441	9
Unibail-Rodamco SE REIT	6,234	1,488
		3,109
Germany (3.9%)
ADO Properties SA (c)	4,266	144
Deutsche Wohnen AG	17,397	547
LEG Immobilien AG (a)	815	63
Vonovia SE	23,617	768
		1,522
Hong Kong (23.9%)
Cheung Kong Property Holdings Ltd.	202,500	1,242
Hang Lung Properties Ltd.	49,000	104
Henderson Land Development Co., Ltd.	78,193	416
Hongkong Land Holdings Ltd.	283,100	1,792
Hysan Development Co., Ltd.	206,836	855
Link REIT	140,395	912
New World Development Co., Ltd.	322,748	341
Sino Land Co., Ltd.	40,945	61
Sun Hung Kai Properties Ltd.	165,456	2,091
Swire Properties Ltd.	384,700	1,062
Wharf Holdings Ltd. (The)	79,117	526
		9,402
	Shares	Value (000)
Ireland (1.6%)
Green REIT PLC	192,000	$277
Hibernia REIT PLC	266,973	346
		623
Italy (0.1%)
Beni Stabili SpA REIT (a)	73,285	42
Japan (26.2%)
Activia Properties, Inc. REIT	70	330
Advance Residence Investment Corp. REIT	51	135
Daiwa Office Investment Corp. REIT	30	151
GLP J-REIT	208	239
Hulic Co., Ltd.	12,500	111
Invincible Investment Corp. REIT	645	291
Japan Hotel REIT Investment Corp. REIT	146	98
Japan Real Estate Investment Corp. REIT	96	523
Japan Rental Housing Investments, Inc. REIT	95	64
Japan Retail Fund Investment Corp. REIT	166	336
Kenedix Office Investment Corp. REIT	16	92
Mitsubishi Estate Co., Ltd.	117,000	2,330
Mitsui Fudosan Co., Ltd.	96,000	2,222
Mori Hills Investment Corp. REIT	82	111
Mori Trust Sogo Reit, Inc. REIT	146	230
Nippon Building Fund, Inc. REIT	121	670
Nippon Prologis, Inc. REIT	136	278
Nomura Real Estate Master Fund, Inc. REIT	376	569
Orix, Inc. J-REIT	122	193
Sumitomo Realty & Development Co., Ltd.	36,000	957
United Urban Investment Corp. REIT	257	391
		10,321
Malta (0.4%)
BGP Holdings PLC (a)(d)(e)	4,769,371	153
Netherlands (1.7%)
Eurocommercial Properties N.V. CVA REIT	8,982	346
Vastned Retail N.V. REIT	2,245	87
Wereldhave N.V. REIT	4,797	216
		649
Norway (1.1%)
Entra ASA (c)	38,296	380
Norwegian Property ASA	49,340	57
		437
Singapore (2.4%)
Ascendas Real Estate Investment Trust REIT	113,100	177
CapitaLand Commercial Trust Ltd. REIT	126,500	129
CapitaLand Ltd.	75,400	157
CapitaLand Mall Trust REIT	128,400	167
City Developments Ltd.	2,300	13
EC World Real Estate Investment Trust Unit	77,600	39
Mapletree Commercial Trust REIT	71,600	69
Mapletree Logistics Trust REIT	34,945	25
Suntec REIT	30,300	35
UOL Group Ltd.	36,722	152
		963

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Portfolio of Investments (cont'd)

International Real Estate Portfolio

	Shares	Value (000)
Spain (1.4%)
Hispania Activos Inmobiliarios SAU REIT	7,977	$94
Inmobiliaria Colonial SA	29,882	207
Merlin Properties Socimi SA REIT	21,454	233
		534
Sweden (1.7%)
Atrium Ljungberg AB, Class B	9,430	147
Castellum AB	17,395	238
Hufvudstaden AB, Class A	18,148	287
Wihlborgs Fastigheter AB	783	15
		687
Switzerland (1.7%)
PSP Swiss Property AG (Registered)	6,858	593
Swiss Prime Site AG (Registered) (a)	764	62
		655
United Kingdom (11.8%)
British Land Co., PLC REIT	108,892	845
Capital & Regional PLC REIT	66,529	45
Derwent London PLC REIT	13,890	475
Great Portland Estates PLC REIT	49,810	410
Hammerson PLC REIT	58,316	412
Intu Properties PLC REIT	61,193	212
Kennedy Wilson Europe Real Estate PLC	8,115	96
Land Securities Group PLC REIT	89,444	1,175
LXB Retail Properties PLC (a)	168,042	76
Segro PLC REIT	44,974	254
Shaftesbury PLC REIT	1,243	14
St. Modwen Properties PLC	63,821	239
Unite Group PLC	12,867	96
Urban & Civic PLC	82,645	230
Workspace Group PLC REIT	7,506	73
		4,652
Total Common Stocks (Cost $38,177)		39,416
Short-Term Investment (0.5%)
Investment Company (0.5%)
Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio — Institutional Class (See Note G) (Cost $216)	215,831	216
Total Investments (100.7%) (Cost $38,393) (f)		39,632
Liabilities in Excess of Other Assets (–0.7%)		(260)
Net Assets (100.0%)		$39,372

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Portfolio's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(d)  At December 31, 2016, the Portfolio held a fair valued security valued at approximately $153,000, representing 0.4% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(e)  Security has been deemed illiquid at December 31, 2016.

(f)  At December 31, 2016, the aggregate cost for federal income tax purposes is approximately $45,706,000. The aggregate gross unrealized appreciation is approximately $2,932,000 and the aggregate gross unrealized depreciation is approximately $9,006,000, resulting in net unrealized depreciation of approximately $6,074,000.

CVA  Certificaten Van Aandelen.

REIT  Real Estate Investment Trust.

Portfolio Composition

Classification	Percentage of Total Investments
Diversified	53.7%
Retail	19.6
Office	15.2
Other*	6.1
Residential	5.4
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

International Real Estate Portfolio

Statement of Assets and Liabilities	December 31, 2016 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $38,177)	$39,416
Investment in Security of Affiliated Issuer, at Value (Cost $216)	216
Total Investments in Securities, at Value (Cost $38,393)	39,632
Foreign Currency, at Value (Cost $18)	17
Dividends Receivable	85
Tax Reclaim Receivable	28
Receivable for Portfolio Shares Sold	7
Receivable from Affiliate	—	@
Other Assets	41
Total Assets	39,810
Liabilities:
Payable for Portfolio Shares Redeemed	203
Payable for Advisory Fees	107
Payable for Professional Fees	59
Payable for Custodian Fees	38
Payable for Sub Transfer Agency Fees — Class I	4
Payable for Sub Transfer Agency Fees — Class A	1
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class IS	1
Payable for Administration Fees	3
Payable for Directors' Fees and Expenses	1
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Other Liabilities	19
Total Liabilities	438
Net Assets	$39,372
Net Assets Consist Of:
Paid-in-Capital	$550,550
Accumulated Undistributed Net Investment Income	359
Accumulated Net Realized Loss	(512,769)
Unrealized Appreciation (Depreciation) on:
Investments	1,239
Foreign Currency Translations	(7)
Net Assets	$39,372

The accompanying notes are an integral part of the financial statements.
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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

International Real Estate Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2016 (000)
CLASS I:
Net Assets	$26,213
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,495,598
Net Asset Value, Offering and Redemption Price Per Share	$17.53
CLASS A:
Net Assets	$1,512
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	86,191
Net Asset Value, Redemption Price Per Share	$17.54
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.97
Maximum Offering Price Per Share	$18.51
CLASS L:
Net Assets	$53
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	3,038
Net Asset Value, Offering and Redemption Price Per Share	$17.42
CLASS C:
Net Assets	$21
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,237
Net Asset Value, Offering and Redemption Price Per Share	$17.32
CLASS IS:
Net Assets	$11,573
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	660,672
Net Asset Value, Offering and Redemption Price Per Share	$17.52

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

International Real Estate Portfolio

Statement of Operations	Year Ended December 31, 2016 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $168 of Foreign Taxes Withheld)	$2,567
Dividends from Security of Affiliated Issuer (Note G)	1
Total Investment Income	2,568
Expenses:
Advisory Fees (Note B)	592
Professional Fees	117
Custodian Fees (Note F)	83
Registration Fees	73
Administration Fees (Note C)	59
Sub Transfer Agency Fees — Class I	25
Sub Transfer Agency Fees — Class A	3
Sub Transfer Agency Fees — Class C	— @
Shareholder Reporting Fees	16
Transfer Agency Fees — Class I (Note E)	4
Transfer Agency Fees — Class A (Note E)	3
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	2
Pricing Fees	10
Shareholder Services Fees — Class A (Note D)	5
Distribution and Shareholder Services Fees — Class L (Note D)	— @
Distribution and Shareholder Services Fees — Class C (Note D)	— @
Directors' Fees and Expenses	4
Other Expenses	19
Total Expenses	1,019
Waiver of Advisory Fees (Note B)	(156)
Reimbursement of Class Specific Expenses — Class I (Note B)	(13)
Reimbursement of Class Specific Expenses — Class A (Note B)	(3)
Reimbursement of Class Specific Expenses — Class L (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(1)
Reimbursement of Custodian Fees (Note F)	(98)
Net Expenses	742
Net Investment Income	1,826
Realized Loss:
Investments Sold	(4,050)
Foreign Currency Transactions	(9)
Net Realized Loss	(4,059)
Change in Unrealized Appreciation (Depreciation):
Investments	2,789
Foreign Currency Translations	3
Net Change in Unrealized Appreciation (Depreciation)	2,792
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(1,267)
Net Increase in Net Assets Resulting from Operations	$559

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

International Real Estate Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2016 (000)	Year Ended December 31, 2015 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$1,826	$1,774
Net Realized Loss	(4,059)	(4,948)
Net Change in Unrealized Appreciation (Depreciation)	2,792	199
Net Increase (Decrease) in Net Assets Resulting from Operations	559	(2,975)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(1,543)	(1,912)
Class A:
Net Investment Income	(77)	(53)
Class H:**
Net Investment Income	—	(1)
Class L:
Net Investment Income	(2)	(1)
Class C:
Net Investment Income	(1)	(— @)
Class IS:
Net Investment Income	(639)	(294)
Total Distributions	(2,262)	(2,261)
Capital Share Transactions:(1)
Class I:
Subscribed	2,882	5,627
Distributions Reinvested	1,354	1,015
Redeemed	(44,218)	(29,676)
Class A:
Subscribed	16	128
Distributions Reinvested	67	47
Redeemed	(764)	(525)
Class H:**
Distributions Reinvested	—	1
Redeemed	(10)	(103)
Class L:
Distributions Reinvested	2	1
Redeemed	—	(40)
Class C:
Subscribed	—	25 *
Distributions Reinvested	(— @)	— @*
Redeemed	—	(— @)*
Class IS:
Subscribed	266	19,970
Distributions Reinvested	639	294
Redeemed	(9,958)	(555)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(49,724)	(3,791)
Redemption Fees	— @	— @
Total Decrease in Net Assets	(51,427)	(9,027)
Net Assets:
Beginning of Period	90,799	99,826
End of Period (Including Accumulated Undistributed Net Investment Income and Distributions in Excess of Net Investment Income of $359 and $(357), respectively)	$39,372	$90,799

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

International Real Estate Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2016 (000)	Year Ended December 31, 2015 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	160	272
Shares Issued on Distributions Reinvested	78	52
Shares Redeemed	(2,346)	(1,473)
Net Decrease in Class I Shares Outstanding	(2,108)	(1,149)
Class A:
Shares Subscribed	1	6
Shares Issued on Distributions Reinvested	4	2
Shares Redeemed	(42)	(26)
Net Decrease in Class A Shares Outstanding	(37)	(18)
Class H:**
Shares Issued on Distributions Reinvested	—	—	@@
Shares Redeemed	(1)	(5)
Net Decrease in Class H Shares Outstanding	(1)	(5)
Class L:
Shares Issued on Distributions Reinvested	— @@	—	@@
Shares Redeemed	—	(2)
Net Increase (Decrease) in Class L Shares Outstanding	— @@	(2)
Class C:
Shares Subscribed	—	1	*
Shares Issued on Distributions Reinvested	— @@	—	@@*
Shares Redeemed	—	(—	@@)*
Net Increase in Class C Shares Outstanding	— @@	1
Class IS:
Shares Subscribed	14	1,002
Shares Issued on Distributions Reinvested	37	15
Shares Redeemed	(509)	(27)
Net Increase (Decrease) in Class IS Shares Outstanding	(458)	990

*  For the period April 30, 2015 through December 31, 2015.

**  Class H shares were liquidated on February 29, 2016.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

International Real Estate Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$18.72		$19.84		$19.99		$20.16		$14.66
Income (Loss) from Investment Operations:
Net Investment Income (2)	0.46		0.37		0.39		0.41		0.44
Net Realized and Unrealized Gain (Loss)	(0.73)		(1.00)		(0.07)		0.65		5.89
Total from Investment Operations	(0.27)		(0.63)		0.32		1.06		6.33
Distributions from and/or in Excess of:
Net Investment Income	(0.92)		(0.49)		(0.47)		(1.23)		(0.83)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$17.53		$18.72		$19.84		$19.99		$20.16
Total Return (4)	(1.38)%		(3.29)%		1.61%		5.56%		44.05%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$26,213		$67,459		$94,269		$130,023		$138,390
Ratio of Expenses to Average Net Assets (7)	1.00	%(5)	1.00	%(5)	1.00	%(5)	1.00	%(5)	1.00	%(5)
Ratio of Net Investment Income to Average Net Assets (7)	2.47	%(5)	1.84	%(5)	1.91	%(5)	2.00	%(5)	2.54	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	21%		37%		59%		40%		31%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.37%		1.29%		1.16%		1.23	%(5)	1.12%
Net Investment Income to Average Net Assets	2.10%		1.55%		1.75%		1.76	%(5)	2.42%

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

International Real Estate Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$18.73		$19.84		$19.98		$20.14		$14.65
Income (Loss) from Investment Operations:
Net Investment Income (2)	0.39		0.30		0.31		0.35		0.39
Net Realized and Unrealized Gain (Loss)	(0.73)		(1.00)		(0.06)		0.66		5.89
Total from Investment Operations	(0.34)		(0.70)		0.25		1.01		6.28
Distributions from and/or in Excess of:
Net Investment Income	(0.85)		(0.41)		(0.39)		(1.17)		(0.79)
Redemption Fees	0.00	(3)	—		0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$17.54		$18.73		$19.84		$19.98		$20.14
Total Return (4)	(1.78)%		(3.61)%		1.27%		5.28%		43.71%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,512		$2,308		$2,792		$3,331		$4,431
Ratio of Expenses to Average Net Assets (8)	1.35	%(5)	1.35	%(5)	1.35	%(5)	1.27	%(5)(6)	1.25	%(5)
Ratio of Net Investment Income to Average Net Assets (8)	2.10	%(5)	1.48	%(5)	1.55	%(5)	1.72	%(5)	2.23	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	21%		37%		59%		40%		31%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.85%		1.70%		1.58%		1.53	%(5)	1.38%
Net Investment Income to Average Net Assets	1.60%		1.13%		1.32%		1.47	%(5)	2.10%

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.35% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.25% for Class A shares.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

International Real Estate Portfolio

	Class L
	Year Ended December 31,								Period from April 27, 2012(2) to
Selected Per Share Data and Ratios	2016(1)		2015		2014		2013		December 31, 2012
Net Asset Value, Beginning of Period	$18.61		$19.69		$19.86		$20.13		$17.31
Income (Loss) from Investment Operations:
Net Investment Income (3)	0.29		0.18		0.21		0.22		0.16
Net Realized and Unrealized Gain (Loss)	(0.71)		(0.97)		(0.06)		0.68		3.40
Total from Investment Operations	(0.42)		(0.79)		0.15		0.90		3.56
Distributions from and/or in Excess of:
Net Investment Income	(0.77)		(0.29)		(0.32)		(1.17)		(0.74)
Redemption Fees	0.00	(4)	0.00	(4)	0.00	(4)	—		—
Net Asset Value, End of Period	$17.42		$18.61		$19.69		$19.86		$20.13
Total Return (5)	(2.23)%		(4.11)%		0.75%		4.73%		21.28	%(9)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$53		$55		$95		$73		$12
Ratio of Expenses to Average Net Assets (11)	1.85	%(6)	1.85	%(6)	1.85	%(6)	1.81	%(6)(7)	1.75	%(6)(10)
Ratio of Net Investment Income to Average Net Assets (11)	1.58	%(6)	0.90	%(6)	1.05	%(6)	1.08	%(6)	1.37	%(6)(10)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.00	%(8)(10)
Portfolio Turnover Rate	21%		37%		59%		40%		31%
(11) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	5.51%		4.58%		3.90%		3.44	%(6)	1.93	%(10)
Net Investment Income (Loss) to Average Net Assets	(2.08)%		(1.83)%		(1.00)%		(0.55	)%(6)	1.19	%(10)

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.85% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.75% for Class L shares.

(8)  Amount is less than 0.005%.

(9)  Not Annualized.

(10)  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

International Real Estate Portfolio

	Class C
Selected Per Share Data and Ratios	Year Ended December 31, 2016(1)		Period from April 30, 2015(2) to December 31, 2015
Net Asset Value, Beginning of Period	$18.50		$21.28
Income (Loss) from Investment Operations:
Net Investment Income (3)	0.25		0.06
Net Realized and Unrealized Gain	(0.71)		(2.48)
Total from Investment Operations	(0.46)		(2.42)
Distributions from and/or in Excess of:
Net Investment Income	(0.72)		(0.36)
Redemption Fees	0.00	(4)	0.00	(4)
Net Asset Value, End of Period	$17.32		$18.50
Total Return (5)	(2.44)%		(11.47	)%(8)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$21		$22
Ratio of Expenses to Average Net Assets (10)	2.10	%(6)	2.10	%(6)(9)
Ratio of Net Investment Income to Average Net Assets (10)	1.33	%(6)	0.45	%(6)(9)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(7)	0.00	%(7)(9)
Portfolio Turnover Rate	21%		37%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	12.39%		10.98	%(9)
Net Investment Loss to Average Net Assets	(8.96)%		(8.43)%

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Amount is less than 0.005%.

(8)  Not Annualized.

(9)  Annualized.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

International Real Estate Portfolio

	Class IS
	Year Ended December 31,						Period from September 13, 2013(2) to
Selected Per Share Data and Ratios	2016(1)		2015		2014		December 31, 2013
Net Asset Value, Beginning of Period	$18.71		$19.83		$19.99		$19.97
Income (Loss) from Investment Operations:
Net Investment Income (3)	0.47		0.37		0.23		0.11
Net Realized and Unrealized Gain (Loss)	(0.73)		(1.00)		0.09		0.22
Total from Investment Operations	(0.26)		(0.63)		0.32		0.33
Distributions from and/or in Excess of:
Net Investment Income	(0.93)		(0.49)		(0.48)		(0.31)
Redemption Fees	0.00	(4)	0.00	(4)	0.00	(4)	—
Net Asset Value, End of Period	$17.52		$18.71		$19.83		$19.99
Total Return (5)	(1.33)%		(3.26)%		1.60%		1.68	%(9)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$11,573		$20,944		$2,557		$10
Ratio of Expenses to Average Net Assets (11)	0.97	%(7)	0.97	%(7)	0.97	%(7)	0.97	%(6)(7)(10)
Ratio of Net Investment Income to Average Net Assets (11)	2.52	%(7)	1.86	%(7)	1.14	%(7)	1.76	%(7)(10)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.00	%(8)(10)
Portfolio Turnover Rate	21%		37%		59%		40%
(11) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.33%		1.30%		1.13%		6.46	%(10)
Net Investment Income (Loss) to Average Net Assets	2.16%		1.53%		0.98%		(3.73	)%(10)

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.97% for Class IS shares.

(7)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(8)  Amount is less than 0.005%.

(9)  Not Annualized.

(10)  Annualized.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-nine separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the International Real Estate Portfolio. The Portfolio seeks to provide current income and long-term capital appreciation.

The Portfolio offers five classes of shares — Class I, Class A, Class L, Class C and Class IS. On April 30, 2015, the Portfolio suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

Effective February 29, 2016, the Fund's Board of Directors (the "Directors") approved the elimination of the H share class.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Directors. The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (together, the "Sub-Advisers") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

The Portfolio invests a significant portion of its assets in securities of real estate investment trusts ("REITs"). The market's perception of prospective declines in private real estate values and other financial assets may result in increased volatility of market prices that can negatively impact the valuation of certain issuers held by the Portfolio.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2016.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Diversified	$21,109	$—	$153	$21,262
Industrial	1,835	—	—	1,835
Lodging/Resorts	98	—	—	98
Mixed Industrial/Office	280	—	—	280
Office	6,038	—	—	6,038
Residential	2,148	—	—	2,148
Retail	7,755	—	—	7,755
Total Common Stocks	39,263	—	153	39,416
Short-Term Investment
Investment Company	216	—	—	216
Total Assets	$39,479	$—	$153	$39,632

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2016, securities with a total value of approximately $37,545,000 transferred from Level 2 to Level 1. Securities that were valued using other significant observable inputs at December 31, 2015 were valued using unadjusted quoted prices at December 31, 2016. At December 31, 2015, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Common Stock (000)
Beginning Balance	$—	†
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	153
Realized gains (losses)	—
Ending Balance	$153
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2016	$153

†  Includes one security which is valued at zero.

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2016.

	Fair Value at December 31, 2016 (000)	Valuation Technique	Unobservable Input	Range		Selected Value	Impact to Valuation from an increase in input
Diversified
Common Stock	$153	Market Transaction Method	Transaction Valuation	$0.03	$0.03	$0.03	Increase
			Discount for Lack of Marketability	50.0%	50.0%	50.0%	Decrease

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the

Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Redemption Fees: The Portfolio will assess a 2% redemption fee on Class I shares, Class A shares, Class L shares, Class C shares and Class IS shares, which is paid directly to the Portfolio, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

5.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Portfolio owns shares of REITs which report information on the source of their distributions annually in the following calendar year. A portion of distributions

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.80% of the daily net assets of the Portfolio.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares, 1.35% for Class A shares, 1.85% for Class L shares, 2.10% for Class C shares and 0.97% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Portfolio's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2016, approximately $156,000 of advisory fees were waived and approximately $22,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Advisers, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Portfolio with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and Sub-Advisers and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a

Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

In December 2015, the Fund's Custodian announced that it had identified inconsistencies in the way in which clients were invoiced for out-of-pocket expenses from 1998 until November 2015. The dollar amount difference between what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

reimbursement. The Custodian reimbursed the Portfolio directly, which was recognized as a change in accounting estimate and was reflected as "Reimbursement of Custodian Fees" in the Statement of Operations. Pursuant to the expense limitations described in Note B, the Portfolio has experienced waiver of advisory fees during the current period. Accordingly, the reimbursement of out-of-pocket custodian expenses in the current period resulted in the reduction in the current period waiver of advisory fees.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2016, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $15,228,000 and $64,622,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2016.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2016, advisory fees paid were reduced by approximately $1,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2016 is as follows:

Value December 31, 2015 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2016 (000)
$602	$14,384	$14,770	$1	$216

During the year ended December 31, 2016, the Portfolio incurred less than $500 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser/Administrator, Sub-Advisers and Distributor, for portfolio transactions executed on behalf of the Portfolio.

The Portfolio is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2016, the Portfolio engaged in cross-trade purchases of approximately $17,000.

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2016, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2016 and 2015 was as follows:

2016 Distributions Paid From:		2015 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$2,262	$—	$2,263	$—

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, basis adjustments on certain equity securities designated as passive foreign investment companies and an expired capital loss carryforward, resulted in the following reclassifications among the components of net assets at December 31, 2016:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$1,152	$97,646	$(98,798)

At December 31, 2016, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$1,576	$—

At December 31, 2016, the Portfolio had available for federal income tax purposes unused short-term capital losses of approximately $3,409,000 and long-term capital losses of approximately $218,755,000 that do not have an expiration date.

In addition, at December 31, 2016, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, through the indicated expiration dates:

Amount (000)	Expiration
$217,627	December 31, 2017
66,872	December 31, 2018

During the year ended December 31, 2016, capital loss carryforwards of approximately $98,798,000 expired for federal income tax purposes.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Credit Facility: As of April 4, 2016, the Fund and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "facility") with State Street. This facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or one month libor rate plus a spread. The facility also has a commitment fee of 0.25% per annum based on the unused portion of the facility. During the year ended December 31, 2016, the Portfolio did not have any borrowings under the facility.

J. Other: At December 31, 2016, the Portfolio had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 60.5%.

K. Accounting Pronouncements: In December 2016, FASB issued Accounting Standards update 2016-19—Technical Corrections and Improvements ("ASU 2016-19"), which is effective for interim periods for all entities beginning after December 15, 2016. ASU 2016-19 includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. That amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. Although still evaluating the potential impacts of ASU 2016-19 to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

In October 2016, the Securities and Exchange Commission ("SEC") issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the Portfolio's net assets or results of operations. Although still evaluating the potential impacts of the Investment Company Reporting Modernization to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
International Real Estate Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of International Real Estate Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Real Estate Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 28, 2017

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for the taxable year ended December 31, 2016.

When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of approximately $1,029,000 as taxable at this lower rate.

The Portfolio intends to pass through foreign tax credits of approximately $143,000, and has derived net income from sources within foreign countries amounting to approximately $2,647,000.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to nonaffiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Overseen by Independent Director**	Portfolios in Fund Complex Other Directorships Held by Independent Director***
Frank L. Bowman (72) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				90

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (63) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	91	Director of various non-profit organizations.
Nancy C. Everett (61) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	91

Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Overseen by Independent Director**	Portfolios in Fund Complex Other Directorships Held by Independent Director***
Jakki L. Haussler (59) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	91

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (67) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	91	Director of NVR, Inc. (home construction).
Joseph J. Kearns (74) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	93	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Overseen by Independent Director**	Portfolios in Fund Complex Other Directorships Held by Independent Director***
Michael F. Klein (58) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				90	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (56) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Management Director, JPMorgan Asset Management (2013-2016); President, JPMorgan Funds (2010-2013), Chief Administrative Officer, JPMorgan Funds (2004-2010), Treasurer, JPMorgan Funds (2003-2004, 2008-2010), and Vice President and Board Liaison, JPMorgan Funds (2001-2004); Managing Director, J.P. Morgan Investment Management Inc. (2001-2013); Vice President of Finance, Pierpont Group (1996-2001); Vice President, Bank of New York (1995-1996); Senior Audit Manager, Price Waterhouse, LLP (1982-1995).	91	None.
Michael E. Nugent (80) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	92	None.
W. Allen Reed (69) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	91	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (84) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	92	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2016) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (53) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (51) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (49) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Advisers

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, 100 F Street, NE, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Portfolio of Morgan Stanley Institutional Fund, Inc., which describes in detail the Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

35

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2017 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIIREANN
1697310 EXP. 02.28.18

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Multi-Asset Portfolio

Annual Report

December 31, 2016

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Shareholders' Letter	2
Consolidated Expense Example	3
Investment Overview	4
Consolidated Portfolio of Investments	8
Consolidated Statement of Assets and Liabilities	17
Consolidated Statement of Operations	19
Consolidated Statements of Changes in Net Assets	20
Consolidated Financial Highlights	22
Notes to Consolidated Financial Statements	27
Report of Independent Registered Public Accounting Firm	41
Federal Tax Notice	42
Privacy Notice	43
Director and Officer Information	46

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Portfolio of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Portfolio, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Multi-Asset Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2017

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Consolidated Expense Example (unaudited)

Multi-Asset Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/16	Actual Ending Account Value 12/31/16	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Multi-Asset Portfolio Class I	$1,000.00	$1,031.30	$1,019.91	$5.31	$5.28	1.04	%***
Multi-Asset Portfolio Class A	1,000.00	1,030.90	1,018.15	7.10	7.05	1.39	***
Multi-Asset Portfolio Class L	1,000.00	1,027.80	1,015.94	9.33	9.27	1.83	***
Multi-Asset Portfolio Class C	1,000.00	1,027.10	1,014.38	10.90	10.84	2.14	***
Multi-Asset Portfolio Class IS	1,000.00	1,032.30	1,020.06	5.16	5.13	1.01	***

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

***  Refer to Note F in the Notes to Consolidated Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Investment Overview (unaudited)

Multi-Asset Portfolio

The Portfolio seeks total return. The Portfolio's "Adviser," Morgan Stanley Investment Management Inc., seeks to achieve this objective with an emphasis on positive absolute return and controlling downside portfolio risk.

Performance

For the year ended December 31, 2016, the Portfolio's Class I shares had a total return based on net asset value and reinvestment of distributions per share of –2.75%, net of fees. The Portfolio's Class I shares underperformed the Portfolio's primary benchmark, the Bank of America/Merrill Lynch U.S. Dollar 1-month LIBID Average Index (the "Index"), which returned 0.37%, and underperformed the secondary benchmark, the Customized MSIM Global Allocation Index (comprising 60% MSCI All Country World Index, 30% Bloomberg Barclays Global Aggregate Bond Index, 5% S&P GSCI Light Energy Index, and 5% Bank of America/Merrill Lynch U.S. Dollar 1-Month LIBID Average Index), which returned 5.81%. The Portfolio and benchmark index performances are represented in U.S. dollar ("USD") terms.

Factors Affecting Performance*

•  During 2016, global equities (MSCI All Country World Index) rose +7.9% in USD and +9.0% in local currency terms, making a new all-time high in local terms. Risky assets rallied despite intermittent growth scares (China during the first quarter, Brexit in the second quarter). The U.S. presidential election was supportive of equities, as markets appeared to price in optimistic expectations for pro-growth and inflationary outcomes of a Trump administration; the eurozone and the U.K. achieved better-than-expected growth despite Brexit concerns; and Chinese manufacturing activity bottomed in the first quarter and improved meaningfully throughout the year, supported by massive credit easing. Cyclical sectors outperformed, led by energy and materials, while defensive sectors such as health care and consumer staples lagged.

•  U.S. equities (S&P 500 Index, +12.0% USD) outperformed global equities, as expectations for expansionary fiscal policy and corporate tax cuts under President-elect Trump helped the market to shrug off impending rate hikes. Emerging markets also outperformed (MSCI Emerging Markets, +11.2% USD), helped by a stabilization in Chinese growth and comparatively depressed valuations going into the year. Japanese equities (MSCI Japan Index +2.4% USD) lagged as inflation relapsed while the Bank of Japan ("BOJ") appeared to have exhausted monetary policy. Eurozone equities were the worst-performing region (Euro Stoxx 50 Index, +0.7% USD), weighed down by Brexit, financial sector concerns and disappointing policy easing from the European Central Bank ("ECB").

•  Bonds were slightly up for the year, with the J.P. Morgan Global Government Bond Index gaining +1.6% in USD (+2.9% local). Rates moved sharply lower in the first half of the year, with many sovereign yields reaching all-time lows in July 2016 following Brexit. However, these gains were largely erased as bonds corrected following the victory of Donald Trump in the U.S. presidential election, which was perceived to be pro-growth and inflationary. The Federal Reserve resumed hiking rates in December 2016, though the ECB and the BOJ proceeded to ease, with each cutting rates in the first quarter, the BOJ implementing yield curve control in the third quarter, and the ECB expanding quantitative easing during the fourth quarter. Within fixed income, high yield meaningfully outperformed on improving growth and better oil prices, with the Bloomberg Barclays U.S. Corporate High Yield Total Return Index up +17.1% in USD as spreads tightened by 250 basis points (bps) to 4.1%.

•  Commodities outperformed equites and fixed income in 2016, with the S&P GSCI Total Return Index up +11.4% in USD. Brent oil rose +52.4% to $57 per barrel as the Organization of the Petroleum Exporting Countries implemented production cuts; industrial metals such as iron ore and copper rose +81.0% and +17.4%, respectively, on strong Chinese property sales and expectations for U.S. infrastructure spending; and gold gained +8.6% as U.S. and eurozone inflation improved.

•  The Portfolio's best-performing investments in 2016 were positions within our Japan reflation theme. In the fourth quarter, we were long Japanese versus developed market equites and short the yen, based on our view that Japan's inflation outlook was improving.

*  Certain of the Portfolio's investment themes may, in whole or part, be implemented through the use of derivatives, including the purchase and sale of futures, options, swaps, structured investments (including commodity-linked notes) and other related instruments and techniques. The Portfolio may also invest in foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. The Portfolio may use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. As a result, the use of derivatives had a material effect on the Portfolio's performance during the period.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Investment Overview (unaudited) (cont'd)

Multi-Asset Portfolio

•  Our long "value" / short expensive "safety" theme also contributed positively, as bank stocks and high yield bonds rallied, while global government bonds and bond proxies such as consumer staples stocks sold off sharply on bullish growth revisions following the U.S. election. Our "growth rebound" theme (long equites versus bonds), which we initiated post-Brexit, also contributed as growth came in better than expected during the second half of 2016.

•  Our long in Brent oil contributed, though gains were partially offset by losses on longs in oil-sensitive currencies as the U.S. dollar rallied after the election.

•  Tactical long positions in equities held in March and April were strong positive contributors, though these gains were partially offset by a short position in equities that was initiated in May (and closed in early June).

•  Select emerging market assets contributed, including a Mexican rates flattener (short 2-year, long 10-year rates), longs in Argentine bonds, and short positions in the Chinese renminbi versus the U.S. dollar. However, positions with indirect exposure to slower growth in China detracted (short luxury goods and Chinese internet stocks, long Australian versus German 10-year rates).

•  The European recovery theme (long eurozone versus U.S. equities, long eurozone banks and Greek bonds) detracted on a year-to-date basis, though the majority of losses were recovered during the fourth quarter as eurozone domestic growth accelerated and German yields backed up.

•  Our aerospace cycle peaking theme detracted during the year, in addition to some of our independent sector themes (short U.S. apartment real estate investment trusts and media, long U.S. pharmaceuticals).

Management Strategies(i)

•  As of December 31, 2016, the Portfolio's net equity exposure was 0.1%, net fixed income exposure was –15.6% (–9.3% in U.S. 10-year Treasury duration-equivalent exposure), and net commodities exposure was –4.4%.(ii)

•  Heading into 2017, we are neutral global equities and slightly short global fixed income. The global economy and profits are currently growing above trend. However, in the medium term it is a low-growth world (with about 2.3% potential global gross domestic product growth); the upside we expect from a Trump presidency is mostly priced into equity and bond markets in the U.S.; and our expectation for a further slowdown in China presents downside risk. Our outlook for global equities is roughly balanced, with better growth offset by overbought sentiment, high valuations, rising yields and optimistic earnings growth estimates. Within fixed income, we closed our short position in U.S. Treasuries toward year-end and shifted to a small long position, as yields exceeded our target and sentiment moved into overbought territory. We remain slightly short fixed income as a consequence of being short German bunds, where we expect yields to backup further as growth continues at an above-trend pace.

•  We believe U.S. equities are expensive, and expect U.S. growth to disappoint in 2017. We think tax cuts under the Trump administration may indeed improve U.S. growth in 2018, but trade and immigration restrictions may partially offset this. More immediately, we expect the 85 basis points (bps) increase in the 10-year Treasury yield and the +7% appreciation in the U.S. dollar during the fourth quarter to weigh on activity, causing 2017 growth to disappoint at 1.9% versus 2.3% expected by consensus. In addition, sentiment is extremely overbought and multiples have returned to cycle highs, having priced in roughly 75% of the expected benefit from corporate tax cuts in 2018. While better growth should have a positive impact on multiples, higher policy rates and long-dated yields tend to have the opposite effect, leaving valuations rich today.

(i)  Source: Morgan Stanley Investment Management (MSIM) Global Multi-Asset Team analysis; market data sourced from Bloomberg; consensus estimates sourced from Thomson Reuters I/B/E/S.

(ii)  The Portfolio seeks to achieve a consistent level of positive absolute returns while controlling downside portfolio risk. The Portfolio seeks to achieve this objective by taking long and short positions (often in the form of paired or hedged trades) in a range of equity and equity related securities of any market capitalization, bonds, currencies and commodities, which can result in negative net exposures. As the Portfolio's primary benchmark (the Bank of America/Merrill Lynch U.S. Dollar 1-month LIBID Average Index) represents cash, the Portfolio will maintain, from time to time, significant exposure to a risk-free asset class.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Investment Overview (unaudited) (cont'd)

Multi-Asset Portfolio

•  The eurozone recovery continues to be a significant theme in our Portfolio, expressed primarily through a long position in a basket of domestically oriented eurozone stocks. The eurozone economy has continued to weather Brexit well, and eurozone growth caught up with the U.S. in the second half of 2016. We expect the eurozone to continue growing between 1.5% and 1.75% in 2017, supported by accommodative monetary policy, growth in the banking sector, the end of fiscal austerity, a weak currency and pent-up demand. We believe valuation multiples are not yet reflecting resilient growth conditions. We expect eurozone domestic earnings per share ("EPS") growth of 9% in 2017 versus only 7% EPS growth in the U.S.; however, eurozone domestic stocks are currently trading at a 17% discount to U.S. equities versus a historical average discount of only 5%. We believe domestic equities could even re-rate to trade at a premium to U.S. equities, as they have done historically when eurozone growth has outpaced that of the U.S. and when the Federal Reserve has been tightening policy more than the ECB.

•  We hold short positions in emerging market- and commodity-sensitive assets. In our view, emerging markets remain in transition to lower growth and the deflation of China's investment bubble remains incomplete. China's massive credit stimulus supported growth in the second half of 2016, but we are expecting a growth relapse in the first half of 2017, weighing on export-sensitive emerging market economies. Near-term growth momentum is highly dependent on continued stimulus, which we expect the government to be unable to sustain, and the effectiveness of credit stimulus has been rapidly diminishing given structural pressures.

•  We are slightly short fixed income. We continue to hold a short in German 10-year bunds, as we believe yields remain expensive given ongoing improvements in global and eurozone growth. We expect global growth to pick up by 50 bps to 2.3-2.4% in 2017, with the eurozone growing at an above-trend pace of 1.5% to 1.7%. We estimate that fair value for the German 10-year yield is currently 0.8%, or roughly 50 bps above the current yield of 0.3%. We are long U.S. 10-year Treasuries, as yields have recently exceeded our estimate of fair value (2.3% as of end-2016, increasing to 2.6% by end-2018). On a relative basis, we believe Treasuries are particularly expensive: taking into account expected policy rate differentials and inflation, we estimate that fair value for the U.S. versus German 10-year yield spread is closer to between 1.3% and 1.5% today, compared to the current spread of 2%. We also hold relative long positions (versus German bunds) in Australian 10-year bonds, given our expectation for additional policy easing as China slows, and Italian 10-year bonds, as we believe political and banking sector risks have been overstated.

•  In sum, our main themes are centered around the eurozone economic recovery, our expectations for a further China-led commodity and global trade slowdown, the potential for a U.S. growth disappointment in 2017, as well as idiosyncratic themes such as the aerospace cycle peaking.

*  Minimum Investment for Class I shares

**  Commenced Operations on June 22, 2012.

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C and IS shares will vary from the performance of Class I shares based upon their different inception dates and will be impacted by additional fees assessed to those classes (if applicable).

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Investment Overview (unaudited) (cont'd)

Multi-Asset Portfolio

Performance Compared to the Bank of America/Merrill Lynch U.S. Dollar 1-Month LIBID Average Index(1), the Customized MSIM Global Allocation Index(2) and the Lipper Alternative Global Macro Funds Index(3)

	Period Ended December 31, 2016 Total Returns(4)
		Averge Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Portfolio — Class I Shares w/o sales charges(5)	–2.75%	—	—	1.77%
Portfolio — Class A Shares w/o sales charges(5)	–2.94	—	—	1.49
Portfolio — Class A Shares with maximum 5.25% sales charges(5)	–8.05	—	—	0.29
Portfolio — Class L Shares w/o sales charges(5)	–3.42	—	—	0.98
Portfolio — Class C Shares w/o sales charges(6)	–3.70	—	—	–7.64
Portfolio — Class C Shares with maximum 1.00% deferred sales charges(6)	–4.65	—	—	–7.64
Portfolio — Class IS Shares w/o sales charges(7)	–2.65	—	—	–5.99
Bank of America/Merrill Lynch U.S. Dollar 1-Month LIBID Average Index	0.37	—	—	0.15
Customized MSIM Global Allocation Index	5.81	—	—	5.37
Lipper Alternative Global Macro Funds Index	5.10	—	—	2.76

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The Bank of America/Merrill Lynch U.S. Dollar 1-Month LIBID Average Index tracks the performance of a basket of synthetic assets paying LIBID to a stated maturity. The index purchases a new instrument each day, priced at par, having exactly its stated maturity and with a coupon equal to that day's fixing rate. All issues are held to maturity. Therefore, each day the index is comprised of a basket of securities. The index is not marked to market. The returns of the index represent the accrued income generated by the equally weighted average of all the coupons in the basket for a given day. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Customized MSIM Global Allocation Index is comprised of 60% MSCI All Country World Index (benchmark that measures the equity market performance of developed and emerging markets), 30% Bloomberg Barclay Global Aggregate Bond Index (benchmark that provides a broadbased measure of the global investment grade fixed-rate debt markets), 5% S&P GSCI Light Energy Index (benchmark for investment performance in the energy commodity market), and 5% Bank of America/Merrill Lynch U.S. Dollar 1-Month LIBID Average Index (benchmark that tracks the performance of a basket of synthetic assets paying LIBID to a stated maturity). The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Lipper Alternative Global Macro Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Alternative Global Macro Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Alternative Global Macro Funds classification.

(4)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(5)  Commenced operations on June 22, 2012.

(6)  Commenced offering on April 30, 2015.

(7)  Commenced offering on May 29, 2015.

(8)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Portfolio, not the inception of the Index.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Consolidated Portfolio of Investments

Multi-Asset Portfolio

	Shares	Value (000)
Common Stocks (23.4%)
Australia (0.0%)
Goodman Group REIT	33	$—	@
Stockland REIT	67	—	@
		—	@
Austria (0.1%)
Erste Group Bank AG (a)	2,685	79
Raiffeisen Bank International AG (a)	1,123	20
		99
Belgium (0.1%)
KBC Group N.V.	2,410	149
China (0.0%)
Hanergy Thin Film Power Group Ltd. (a)(b)(c)(d)	178,000	2
Denmark (0.5%)
DSV A/S	7,828	348
ISS A/S	7,901	267
		615
France (7.7%)
Accor SA	21,421	799
Aeroports de Paris (ADP)	871	93
Atos SE	6,210	655
BNP Paribas SA	10,180	649
Bouygues SA	16,803	602
Cap Gemini SA	11,427	964
Cie de Saint-Gobain	35,876	1,671
Credit Agricole SA	10,158	126
Groupe Eurotunnel SE	19,556	186
Metropole Television SA	2,903	54
Natixis SA	9,021	51
Peugeot SA (a)	90,591	1,478
Rexel SA	18,499	305
Societe Generale SA	7,355	362
Television Francaise 1	10,284	102
Vinci SA	26,931	1,834
		9,931
Germany (1.2%)
Commerzbank AG	10,249	78
Deutsche Boerse AG (a)	9,742	795
Fraport AG Frankfurt Airport Services Worldwide	2,533	150
ProSiebenSat.1 Media SE (Registered)	10,703	413
Stroeer SE & Co. KGaA	1,891	83
		1,519
Ireland (0.6%)
Bank of Ireland (a)	268,707	66
CRH PLC	20,311	705
		771
Italy (2.1%)
Atlantia SpA	35,818	839
Intesa Sanpaolo SpA	130,670	332
Mediaset SpA	82,562	357
Mediobanca SpA	121,121	989
	Shares	Value (000)
UniCredit SpA	48,732	$140
Unione di Banche Italiane SpA	8,475	24
		2,681
Netherlands (1.1%)
ABN AMRO Group N.V. CVA (e)	2,259	50
ING Groep N.V.	37,162	523
Randstad Holding N.V.	15,017	815
		1,388
Portugal (0.0%)
Banco Espirito Santo SA (Registered) (a)(c)(d)	570,338	—
Spain (1.3%)
Banco Bilbao Vizcaya Argentaria SA	62,426	422
Banco de Sabadell SA	51,020	71
Banco Popular Espanol SA	32,037	31
Banco Santander SA	138,535	723
Bankia SA	44,197	45
Bankinter SA	6,472	50
CaixaBank SA	25,557	85
Mediaset Espana Comunicacion SA	26,087	306
		1,733
Switzerland (1.0%)
Adecco Group AG (Registered)	18,826	1,232
United Kingdom (0.5%)
International Consolidated Airlines Group SA	128,731	699
United States (7.2%)
Abbott Laboratories	2,500	96
AbbVie, Inc.	2,800	175
AES Corp.	1,100	13
Aetna, Inc.	600	74
Agilent Technologies, Inc.	600	27
Alexion Pharmaceuticals, Inc. (a)	400	49
Allergan PLC (a)	600	126
Alliant Energy Corp.	400	15
Altria Group, Inc.	3,300	223
Ameren Corp.	400	21
American Electric Power Co., Inc.	800	50
American Water Works Co., Inc.	300	22
AmerisourceBergen Corp.	300	23
Amgen, Inc.	1,200	175
Anthem, Inc.	400	58
Archer-Daniels-Midland Co.	1,000	46
AT&T, Inc.	10,500	447
Baxter International, Inc.	800	35
Becton Dickinson and Co.	400	66
Biogen, Inc. (a)	400	113
Boston Scientific Corp. (a)	2,300	50
Bristol-Myers Squibb Co.	2,800	164
Brown-Forman Corp., Class B	300	13
Campbell Soup Co.	300	18
Cardinal Health, Inc.	500	36
Celgene Corp. (a)	1,300	150
Centene Corp. (a)	300	17

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Consolidated Portfolio of Investments (cont'd)

Multi-Asset Portfolio

	Shares	Value (000)
United States (cont'd)
CenterPoint Energy, Inc.	700	$17
CenturyLink, Inc.	900	21
Cerner Corp. (a)	500	24
Church & Dwight Co., Inc.	400	18
Cigna Corp.	400	53
Clorox Co. (The)	200	24
CMS Energy Corp.	500	21
Coca-Cola Co.	6,600	274
Colgate-Palmolive Co.	1,500	98
Conagra Brands, Inc.	700	28
Consolidated Edison, Inc.	500	37
Constellation Brands, Inc., Class A	300	46
Cooper Cos., Inc. (The)	100	18
Costco Wholesale Corp.	700	112
Coty, Inc., Class A	800	15
CR Bard, Inc.	100	22
CVS Health Corp.	1,800	142
Danaher Corp.	1,000	78
DaVita, Inc. (a)	300	19
DENTSPLY SIRONA, Inc.	400	23
Dominion Resources, Inc.	1,100	84
Dr. Pepper Snapple Group, Inc.	300	27
DTE Energy Co.	300	30
Duke Energy Corp.	1,200	93
Edison International	500	36
Edwards Lifesciences Corp. (a)	400	37
Eli Lilly & Co.	1,600	118
Endo International PLC (a)	400	7
Entergy Corp.	300	22
Envision Healthcare Corp. (a)	200	13
Estee Lauder Cos., Inc. (The), Class A	400	31
Eversource Energy	500	28
Exelon Corp.	1,500	53
Express Scripts Holding Co. (a)	1,100	76
FirstEnergy Corp.	700	22
Frontier Communications Corp.	1,900	6
General Mills, Inc.	1,000	62
Gilead Sciences, Inc.	2,200	158
HCA Holdings, Inc. (a)	500	37
Henry Schein, Inc. (a)	100	15
Hershey Co. (The)	200	21
Hologic, Inc. (a)	500	20
Hormel Foods Corp.	500	17
Humana, Inc.	300	61
Illumina, Inc. (a)	200	26
Intuitive Surgical, Inc. (a)	100	63
JM Smucker Co. (The)	200	26
Johnson & Johnson	4,600	530
Kellogg Co.	400	30
Kimberly-Clark Corp.	600	68
Kraft Heinz Co. (The)	1,000	87
Kroger Co. (The)	1,600	55
	Shares	Value (000)
Laboratory Corp. of America Holdings (a)	200	$26
Level 3 Communications, Inc. (a)	500	28
Mallinckrodt PLC (a)	200	10
McCormick & Co., Inc.	200	19
McKesson Corp.	400	56
Mead Johnson Nutrition Co.	300	21
Medtronic PLC	2,400	171
Merck & Co., Inc.	4,700	277
Molson Coors Brewing Co., Class B	300	29
Mondelez International, Inc., Class A	2,600	115
Monster Beverage Corp. (a)	700	31
Mylan N.V. (a)	800	31
NextEra Energy, Inc.	800	96
NiSource, Inc.	600	13
NRG Energy, Inc.	500	6
Patterson Cos., Inc.	100	4
PepsiCo, Inc.	2,400	251
PerkinElmer, Inc.	200	10
Perrigo Co., PLC	200	17
Pfizer, Inc.	10,200	331
PG&E Corp.	800	49
Philip Morris International, Inc.	2,600	238
Pinnacle West Capital Corp.	200	16
PPL Corp.	1,100	37
Procter & Gamble Co. (The)	4,600	387
Public Service Enterprise Group, Inc.	900	40
Quest Diagnostics, Inc.	200	18
Regeneron Pharmaceuticals, Inc. (a)	100	37
Reynolds American, Inc.	1,400	78
SCANA Corp.	200	15
Sempra Energy	400	40
Southern Co. (The)	1,700	84
St. Jude Medical, Inc.	500	40
Stryker Corp.	500	60
Sysco Corp.	900	50
Thermo Fisher Scientific, Inc.	700	99
Tyson Foods, Inc., Class A	500	31
UnitedHealth Group, Inc.	1,600	256
Universal Health Services, Inc., Class B	200	21
Varian Medical Systems, Inc. (a)	200	18
Verizon Communications, Inc.	6,900	368
Vertex Pharmaceuticals, Inc. (a)	400	29
Wal-Mart Stores, Inc.	2,600	180
Walgreens Boots Alliance, Inc.	1,400	116
Waters Corp. (a)	100	13
WEC Energy Group, Inc.	500	29
Whole Foods Market, Inc.	500	15
Xcel Energy, Inc.	900	37
Zimmer Biomet Holdings, Inc.	300	31
Zoetis, Inc.	800	43
		9,368
Total Common Stocks (Cost $28,913)		30,187

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Consolidated Portfolio of Investments (cont'd)

Multi-Asset Portfolio

	No. of Rights		Value (000)
Rights (0.0%)
United States (0.0%)
Safeway Casa Ley CVR (a)		1,077	$1
Safeway PDC, LLC CVR (a)		1,077	—	@
Total Rights (Cost $1)			1
	Face Amount (000)
Fixed Income Securities (0.9%)
Sovereign (0.9%)
Greece (0.9%)
Hellenic Republic Government Bond, 3.00%, 2/24/23 - 2/24/42 (f) (Cost $1,202)	EUR	1,680	1,225
	Shares
Short-Term Investments (73.8%)
Investment Company (68.3%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $88,232)		88,232,383	88,232
	Face Amount (000)
U.S. Treasury Security (5.5%)
U.S. Treasury Bill, 0.41%, 3/23/17 (g)(h) (Cost $7,114)		$7,120	7,112
Total Short-Term Investments (Cost $95,346)			95,344
Total Investments (98.1%) (Cost $125,462) (i)(j)			126,757
Other Assets in Excess of Liabilities (1.9%)			2,487
Net Assets (100.0%)			$129,244

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Portfolio's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  Security has been deemed illiquid at December 31, 2016.

(d)  At December 31, 2016, the Portfolio held fair valued securities valued at approximately $2,000, representing less than 0.05% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(e)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(f)  Multi-step — Coupon rate changes in predetermined increments to maturity. Rate disclosed is as of December 31, 2016. Maturity date disclosed is the ultimate maturity date.

(g)  Rate shown is the yield to maturity at December 31, 2016.

(h)  All or a portion of the security was pledged to cover margin requirements for swap agreements.

(i)  Securities are available for collateral in connection with open foreign currency forward exchange contracts, futures contracts and swap agreements.

(j)  At December 31, 2016, the aggregate cost for federal income tax purposes is approximately $126,373,000. The aggregate gross unrealized appreciation is approximately $3,510,000 and the aggregate gross unrealized depreciation is approximately $3,126,000, resulting in net unrealized appreciation of approximately $384,000.

@  Value is less than $500.

CVA  Certificaten Van Aandelen.

REIT  Real Estate Investment Trust.

Foreign Currency Forward Exchange Contracts:

The Portfolio had the following foreign currency forward exchange contracts open at December 31, 2016:

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
Bank of America NA		$311	GBP	245	1/19/17	$(9)
Bank of Montreal		$34	CAD	45	1/19/17	(1)
Bank of Montreal		$29	GBP	23	1/19/17	(1)
Bank of New York Mellon		$31	GBP	24	1/19/17	(1)
Bank of New York Mellon		$17	SEK	154	1/19/17	— @
Barclays Bank PLC	AUD	2,436		$1,824	1/19/17	67
Barclays Bank PLC		$338	GBP	266	1/19/17	(10)
BNP Paribas SA	JPY	53,042		$455	1/19/17	1
BNP Paribas SA		$376	CAD	493	1/19/17	(9)
Citibank NA	CHF	476		$472	1/19/17	4
Citibank NA	EUR	39		$42	1/19/17	— @
Citibank NA	EUR	1,496		$1,580	1/19/17	3
Citibank NA		$270	DKK	1,898	1/19/17	(1)
Citibank NA		$21	JPY	2,423	1/19/17	(— @)
Citibank NA		$4,431	JPY	518,562	1/19/17	10
Citibank NA		$739	MYR	3,264	1/19/17	(12)
Citibank NA		$494	THB	17,558	1/19/17	(4)

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Consolidated Portfolio of Investments (cont'd)

Multi-Asset Portfolio

Foreign Currency Forward Exchange Contracts (cont'd):

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
Commonwealth Bank of Australia	AUD	722		$540	1/19/17	$20
Commonwealth Bank of Australia	EUR	6,927		$7,386	1/19/17	89
Commonwealth Bank of Australia	RUB	10,986		$179	1/19/17	— @
Commonwealth Bank of Australia		$5,873	GBP	4,624	1/19/17	(171)
Commonwealth Bank of Australia		$142	GBP	115	1/19/17	(— @)
Commonwealth Bank of Australia		$722	RUB	46,094	1/19/17	28
Credit Suisse International	EUR	983		$1,049	1/19/17	13
Credit Suisse International		$43	GBP	34	1/19/17	(1)
Credit Suisse International		$50	NZD	69	1/19/17	(2)
Credit Suisse International		$627	SGD	893	1/19/17	(11)
Credit Suisse International		$55	THB	1,957	1/19/17	(— @)
Goldman Sachs International	DKK	2,368		$340	1/19/17	4
Goldman Sachs International	EUR	297		$311	1/19/17	(2)
Goldman Sachs International	EUR	1,262		$1,346	1/19/17	16
Goldman Sachs International	JPY	21,151		$180	1/19/17	(1)
Goldman Sachs International	NOK	4		$1	1/19/17	— @
Goldman Sachs International	TRY	182		$52	1/19/17	— @
Goldman Sachs International		$1	BRL	3	1/19/17	— @
Goldman Sachs International		$533	EUR	511	1/19/17	5
Goldman Sachs International		$641	HKD	4,973	1/19/17	— @
Goldman Sachs International		$763	JPY	89,574	1/19/17	4
Goldman Sachs International		$17	NZD	24	1/19/17	(1)
JPMorgan Chase Bank NA	AUD	306		$229	1/19/17	8
JPMorgan Chase Bank NA	EUR	2,460		$2,624	1/19/17	32
JPMorgan Chase Bank NA	NOK	19		$2	1/19/17	— @
JPMorgan Chase Bank NA		$240	AUD	332	1/19/17	(1)
JPMorgan Chase Bank NA		$147	CHF	150	1/19/17	1
JPMorgan Chase Bank NA		$130	EUR	123	1/19/17	(1)
JPMorgan Chase Bank NA		$309	EUR	295	1/19/17	2
JPMorgan Chase Bank NA		$2,439	EUR	2,330	1/19/17	16
JPMorgan Chase Bank NA		$116	HKD	897	1/19/17	— @
JPMorgan Chase Bank NA		$80	JPY	9,233	1/19/17	(1)
JPMorgan Chase Bank NA		$2,894	MXN	58,836	1/19/17	(62)
JPMorgan Chase Bank NA		$112	NZD	155	1/19/17	(4)
State Street Bank and Trust Co.	EUR	849		$905	1/19/17	11
State Street Bank and Trust Co.		$180	HKD	1,395	1/19/17	— @
UBS AG	CHF	224		$222	1/19/17	2
UBS AG	DKK	3,847		$552	1/19/17	6
UBS AG	EUR	4,952		$5,281	1/19/17	64
Citibank NA	CNH	92,402		$14,015	3/16/17	1,014
Citibank NA		$13,857	CNH	92,402	3/16/17	(857)
Citibank NA	CNH	192,040		$28,637	5/11/17	1,820
Citibank NA	CNH	50,609		$7,455	5/11/17	388
Citibank NA	CNH	50,761		$7,473	5/11/17	385
Citibank NA	CNH	15,384		$2,265	5/11/17	117
Citibank NA		$2,385	CNH	16,009	5/11/17	(149)
Citibank NA		$3,928	CNH	26,709	5/11/17	(198)
Citibank NA		$1,812	CNH	12,199	5/11/17	(109)
Citibank NA		$2,331	CNH	15,739	5/11/17	(133)
Citibank NA		$2,244	CNH	15,142	5/11/17	(129)
Citibank NA		$13,061	CNH	88,458	5/11/17	(709)
Citibank NA		$1,389	CNH	9,427	5/11/17	(72)
Citibank NA		$11,126	CNH	75,701	5/11/17	(555)
Citibank NA		$2,285	CNH	15,959	5/11/17	(56)
JPMorgan Chase Bank NA	CNH	50,609		$7,493	5/11/17	426
JPMorgan Chase Bank NA	CNH	75,438		$11,126	5/11/17	591
JPMorgan Chase Bank NA	CNH	75,438		$11,094	5/11/17	560
JPMorgan Chase Bank NA	CNH	14,200		$2,090	5/11/17	107

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Consolidated Portfolio of Investments (cont'd)

Multi-Asset Portfolio

Foreign Currency Forward Exchange Contracts (cont'd):

Counterparty	Contracts to Deliver (000)	In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
JPMorgan Chase Bank NA	$7,034	CNH	47,631	5/11/17	$(383)
JPMorgan Chase Bank NA	$545	CNH	3,691	5/11/17	(29)
JPMorgan Chase Bank NA	$961	CNH	6,488	5/11/17	(55)
JPMorgan Chase Bank NA	$456	CNH	3,067	5/11/17	(28)
JPMorgan Chase Bank NA	$2,096	CNH	14,686	5/11/17	(45)
JPMorgan Chase Bank NA	$1,397	CNH	9,599	5/11/17	(57)
JPMorgan Chase Bank NA	$181	CNH	1,296	5/11/17	(— @)
					$1,944

Futures Contracts:

The Portfolio had the following futures contracts open at December 31, 2016:

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (Depreciation) (000)
Long:
Euro Stoxx 50 Index (Germany)	83	$2,863	Mar-17	$27
German Euro BTP (Germany)	44	6,267	Mar-17	120
MSCI Emerging Market E Mini (United States)	46	1,976	Mar-17	(46)
NIKKEI 225 Index (Japan)	37	3,014	Mar-17	107
U.S. Treasury 10 yr. Ultra Long Bond (United States)	86	11,529	Mar-17	(16)
Short:
Copper Future (United States)	92	(5,762)	Mar-17	215
German Euro Bund (Germany)	251	(43,371)	Mar-17	(749)
S&P 500 E Mini Index (United States)	59	(6,597)	Mar-17	63
				$(279)

Credit Default Swap Agreement:

The Portfolio had the following credit default swap agreement open at December 31, 2016:

Swap Counterparty and Reference Obligation	Buy/Sell Protection	Notional Amount (000)	Pay/Receive Fixed Rate	Termination Date	Upfront Payment Paid (000)	Unrealized Appreciation (000)	Value (000)	Credit Rating of Reference Obligation† (Unaudited)
Morgan Stanley & Co., LLC* CDX.NA.HY.27	Sell	$4,680	5.00%	12/20/21	$172	$126	$298	NR

Interest Rate Swap Agreements:

The Portfolio had the following interest rate swap agreements open at December 31, 2016:

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Termination Date	Notional Amount (000)		Unrealized Appreciation (Depreciation) (000)
JPMorgan Chase Bank NA	6 Month BBSW	Pay	2.26%	6/14/26	AUD	20,320	$(859)
Morgan Stanley & Co., LLC*	6 Month BBSW	Pay	3.08	12/23/26		1,630	9
							$(850)

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Consolidated Portfolio of Investments (cont'd)

Multi-Asset Portfolio

Total Return Swap Agreements:

The Portfolio had the following total return swap agreements open at December 31, 2016:

Swap Counterparty	Index	Notional Amount (000)	Floating Rate	Pay/Receive Total Return of Referenced Index	Maturity Date	Upfront Payment Paid (Received) (000)	Unrealized Appreciation (Depreciation) (000)
Barclays Bank PLC	Barclays Short Elevators Index††	$1,415	3 Month USD LIBOR plus 0.12%	Pay	9/8/17	$—	$(19)
Barclays Bank PLC	Short U.S. Capital Goods Index	9,267	3 Month USD LIBOR	Pay	12/18/17	—	139
BNP Paribas SA	Long U.S. Value Index††	1,649	3 Month USD LIBOR	Receive	11/2/17	—	— @
BNP Paribas SA	Short U.S. Growth Index††	1,674	3 Month USD LIBOR minus 0.20%	Pay	11/2/17	—	—@
BNP Paribas SA	Short Iron Ore Miners Index††	1,873	3 Month USD LIBOR minus 0.04%	Pay	11/16/17	—	(73)
BNP Paribas SA	Short Iron Ore Miners Index††	517	3 Month USD LIBOR minus 0.04%	Pay	11/16/17	—	40
BNP Paribas SA	Short Iron Ore Miners Index††	1,635	3 Month USD LIBOR minus 0.04%	Pay	11/16/17	—	34
BNP Paribas SA	Short Iron Ore Miners Index††	330	3 Month USD LIBOR minus 0.04%	Pay	11/16/17	—	(10)
Goldman Sachs International	Global Aerospace Index††	10,186	3 Month USD LIBOR minus 0.25%	Pay	4/6/17	—	(904)
Goldman Sachs International	Global Aerospace Index††	3,186	3 Month USD LIBOR minus 0.25%	Pay	4/6/17	—	(271)
JPMorgan Chase Bank NA	Short European Staples Index††	1,207	3 Month USD LIBOR plus 0.03%	Pay	8/11/17	—	33
JPMorgan Chase Bank NA	Short European Staples Index††	726	3 Month USD LIBOR plus 0.03%	Pay	8/11/17	—	20
							$(1,011)

†† See tables below for details of the equity basket holdings underlying the swap.

The following table represents the equity basket holdings underlying the total return swap with Barclays Short Elevators Index as of December 31, 2016.

Security Description	Index Weight
Barclays Short Elevators Index
Fujitec Co., Ltd.	1.45%
Kone OYJ	55.24
Schindler Holding AG	42.80
Yungtay Engineering Co., Ltd.	0.51
100.00%

The following table represents the equity basket holdings underlying the total return swap with Long U.S. Value Index as of December 31, 2016.

Security Description	Index Weight
Long U.S. Value Index
AES Corp.	0.99%
Aflac, Inc.	0.99
Allstate Corp. (The)	0.99
American Airlines Group, Inc.	0.98
Anthem, Inc.	0.99
Archer-Daniels-Midland Co.	1.00
Arconic, Inc.	0.98
AutoNation, Inc.	0.99
Baker Hughes, Inc.	1.00
Bed Bath & Beyond, Inc.	0.99
Security Description	Index Weight
BorgWarner, Inc.	0.99%
Capital One Financial Corp.	0.99
Cardinal Health, Inc.	0.99
CBRE Group, Inc.	1.00
Centene Corp.	0.99
CF Industries Holdings, Inc.	0.98
Cisco Systems, Inc.	0.98
Citigroup, Inc.	0.99
Corning, Inc.	0.99
CVS Health Corp.	0.99
DaVita, Inc.	0.99
Delta Air Lines, Inc.	0.99
Dow Chemical Co. (The)	0.99
DR Horton, Inc.	0.99
Duke Energy Corp.	0.99
Eastman Chemical Co.	0.99
Eaton Corp. PLC	0.99
Endo International PLC	1.04
Entergy Corp.	0.99
Envision Healthcare Corp.	0.98
Equity Residential	1.00
Exelon Corp.	0.99
Express Scripts Holding Co.	0.98
FedEx Corp.	0.99
First Solar, Inc.	0.98

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Consolidated Portfolio of Investments (cont'd)

Multi-Asset Portfolio

Security Description	Index Weight
Long U.S. Value Index (cont'd)
FirstEnergy Corp.	0.99%
Fluor Corp.	0.99
Ford Motor Co.	0.99
Frontier Communications Corp.	1.00
General Motors Co.	0.98
Goodyear Tire & Rubber Co. (The)	0.98
Hartford Financial Services Group, Inc. (The)	0.99
HCP, Inc.	1.01
Hewlett Packard Enterprise Co.	0.98
Host Hotels & Resorts, Inc.	1.00
HP, Inc.	0.99
Intel Corp.	0.98
Jacobs Engineering Group, Inc.	0.99
Juniper Networks, Inc.	0.99
Kimco Realty Corp.	1.01
Kohl's Corp.	0.98
Kroger Co. (The)	0.99
L3 Technologies, Inc.	0.99
Laboratory Corp. of America Holdings	0.99
Lennar Corp.	0.99
Lincoln National Corp.	1.00
Loews Corp.	0.99
Macy's, Inc.	0.98
Mallinckrodt PLC	1.00
Marathon Petroleum Corp.	0.99
McKesson Corp.	0.98
MetLife, Inc.	0.99
Micron Technology, Inc.	0.98
Mosaic Co. (The)	0.99
Murphy Oil Corp.	0.98
Mylan N.V.	1.01
Navient Corp.	1.00
News Corp.	0.98
News Corp.	0.97
NiSource, Inc.	0.99
PACCAR, Inc.	0.99
Phillips 66	0.99
PrIncipal Financial Group, Inc.	0.99
Prudential Financial, Inc.	0.99
PulteGroup, Inc.	0.99
PVH Corp.	0.99
Qorvo, Inc.	0.98
Quanta Services, Inc.	1.00
Ryder System, Inc.	0.98
Seagate Technology PLC	1.00
SL Green Realty Corp.	1.02
Southwest Airlines Co.	0.99
Staples, Inc.	0.98
TE Connectivity Ltd.	0.98
TEGNA, Inc.	0.99
Tesoro Corp.	0.98
Textron, Inc.	0.99
Transocean Ltd.	1.00
Travelers Cos., Inc. (The)	0.99
Tyson Foods, Inc.	0.99
United Continental Holdings, Inc.	0.99
Universal Health Services, Inc.	0.99
Security Description	Index Weight
Unum Group	1.00%
Valero Energy Corp.	0.99
Walgreens Boots Alliance, Inc.	0.98
Wal-Mart Stores, Inc.	0.99
Western Digital Corp.	0.99
WestRock Co.	0.98
Whirlpool Corp.	0.99
Whole Foods Market, Inc.	0.99
Xerox Corp.	0.99
100.00%

The following table represents the equity basket holdings underlying the total return swap with Short U.S. Growth Index as of December 31, 2016.

Security Description	Index Weight
Short U.S. Growth Index
3M Co.	1.04%
Acuity Brands, Inc.	1.03
Adobe Systems, Inc.	1.03
Alexion Pharmaceuticals, Inc.	1.02
Allegion PLC	1.02
Alliant Energy Corp.	1.03
Altria Group, Inc.	1.03
Amazon.com, Inc.	1.01
American Tower Corp.	1.03
American Water Works Co., Inc.	1.03
Aon PLC	1.04
Autodesk, Inc.	1.02
Automatic Data Processing, Inc.	1.03
AutoZone, Inc.	1.03
BlackRock, Inc.	1.04
Bristol-Myers Squibb Co.	1.03
Brown-Forman Corp.	1.03
Cabot Oil & Gas Corp.	1.06
Celgene Corp.	1.03
Charles Schwab Corp. (The)	1.03
Chipotle Mexican Grill, Inc.	1.04
Cimarex Energy Co.	1.03
Cintas Corp.	1.03
CME Group, Inc.	1.03
Colgate-Palmolive Co.	1.03
Comerica, Inc.	1.04
Concho Resources, Inc.	1.02
CR Bard, Inc.	1.04
Dominion Resources, Inc.	1.03
Dun & Bradstreet Corp. (The)	1.03
Edwards Lifesciences Corp.	1.04
EI du Pont de Nemours & Co.	1.03
EOG Resources, Inc.	1.03
Equifax, Inc.	1.03
Equinix, Inc.	1.04
Extra Space Storage, Inc.	1.06
F5 Networks, Inc.	1.03
Facebook, Inc.	1.02
Fastenal Co.	1.03
Federal Realty Investment Trust	1.05
Fortive Corp.	1.03
Halliburton Co.	1.04

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Consolidated Portfolio of Investments (cont'd)

Multi-Asset Portfolio

Security Description	Index Weight
Short U.S. Growth Index (cont'd)
Home Depot, Inc. (The)	1.03%
Illinois Tool Works, Inc.	1.04
Illumina, Inc.	1.03
Intercontinental Exchange, Inc.	1.03
International Flavors & Fragrances, Inc.	1.03
Intuit, Inc.	1.03
Intuitive Surgical, Inc.	1.03
KeyCorp	1.04
M&T Bank Corp.	1.04
Marsh & McLennan Cos, Inc.	1.03
Mastercard, Inc.	1.03
McDonald's Corp.	1.03
Mead Johnson Nutrition Co.	1.03
Mettler-Toledo International, Inc.	1.03
Monster Beverage Corp.	1.02
Moody's Corp.	1.04
Netflix, Inc.	1.02
Newfield Exploration Co.	1.02
NextEra Energy, Inc.	1.03
NIKE, Inc.	1.03
Northern Trust Corp.	1.04
NRG Energy, Inc.	1.02
NVIDIA Corp.	0.99
O'Reilly Automotive, Inc.	1.02
Paychex, Inc.	1.03
Philip Morris International, Inc.	1.03
PPL Corp.	1.03
Priceline Group, Inc. (The)	1.03
Public Storage	1.05
Red Hat, Inc.	1.04
Regeneron Pharmaceuticals, Inc.	1.02
Rockwell Automation, Inc.	1.03
Roper Technologies, Inc.	1.04
Ross Stores, Inc.	1.02
S&P Global, Inc.	1.03
salesforce.com, Inc.	1.03
Sherwin-Williams Co. (The)	1.03
Simon Property Group, Inc.	1.05
Starbucks Corp.	1.02
Stryker Corp.	1.03
T Rowe Price Group, Inc.	1.03
TransDigm Group, Inc.	1.03
TripAdvisor, Inc.	1.02
Ulta Salon Cosmetics & Fragrance, Inc.	1.03
Under Armour, Inc.	1.04
Union Pacific Corp.	1.03
Verisk Analytics, Inc.	1.03
Verizon Communications, Inc.	1.03
Vertex Pharmaceuticals, Inc.	1.03
Visa, Inc.	1.03
Vulcan Materials Co.	1.02
Wynn Resorts Ltd.	1.03
Yum China Holdings, Inc.	1.04
Yum! Brands, Inc.	1.03
Zoetis, Inc.	1.03
100.00%

The following table represents the equity basket holdings underlying the total return swap with Short Iron Ore Miners Index as of December 31, 2016.

Security Description	Index Weight
Short Iron Ore Miners Index
African Rainbow Minerals Ltd.	1.25%
Assore Ltd.	0.29
BHP Billiton PLC	28.36
Ferrexpo PLC	0.70
Fortescue Metals Group Ltd.	9.13
Rio Tinto PLC	40.58
Vale SA	19.69
100.00%

The following table represents the equity basket holdings underlying the total return swap with Global Aerospace Index as of December 31, 2016.

Security Description	Index Weight
Global Aerospace Index
Airbus SE	19.85%
B/E Aerospace, Inc.	2.39
Boeing Co. (The)	39.92
KLX, Inc.	0.94
Rolls-Royce Holdings PLC	5.72
Safran SA	11.55
Spirit AeroSystems Holdings, Inc.	5.59
Thales SA	3.85
TransDigm Group, Inc.	5.16
Zodiac Aerospace	5.03
100.00%

The following table represents the equity basket holdings underlying the total return swap with Short European Staples Index as of December 31, 2016.

Security Description	Index Weight
Short European Staples Index
Anheuser-Busch InBev SA	7.96%
Aryzta AG	0.36
Associated British Foods PLC	1.13
Barry Callebaut AG	0.25
Beiersdorf AG	0.80
British American Tobacco PLC	9.93
Carlsberg A/S	0.86
Carrefour SA	1.25
Casino Guichard Perrachon SA	0.25
Chocoladefabriken Lindt & Spruengli AG	1.06
Coca-Cola European Partners PLC	0.64
Coca-Cola HBC AG	0.37
Colruyt SA	0.31
Danone SA	3.49
Diageo PLC	6.12
Distribuidora Internacional de Alimentac	0.29
Heineken Holding N.V.	0.66
Heineken N.V.	1.62
Henkel AG & Co., KGaA	3.00
ICA Gruppen AB	0.23
Imperial Brands PLC	3.91
J Sainsbury PLC	0.39
Jeronimo Martins SGPS SA	0.37

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Consolidated Portfolio of Investments (cont'd)

Multi-Asset Portfolio

Security Description	Index Weight
Short European Staples Index (cont'd)
Kerry Group PLC	1.06%
Koninklijke Ahold Delhaize N.V.	2.53
L'Oreal SA	4.32
Marine Harvest ASA	0.64
METRO AG	0.55
Nestle SA	21.37
Orkla ASA	0.69
Pernod Ricard SA	2.15
Reckitt Benckiser Group PLC	5.04
Remy Cointreau SA	0.17
Svenska Cellulosa AB SCA	1.60
Swedish Match AB	0.58
Tate & Lyle PLC	0.38
Tesco PLC	1.94
Unilever N.V.	6.27
Unilever PLC	4.87
Wm Morrison Supermarkets PLC	0.59
100.00%

@    Value is less than $500.

†    Credit rating as issued by Standard & Poor's.

*    Cleared swap agreement, the broker is Morgan Stanley & Co., LLC.

NR    Not rated.

BBSW  Australia's Bank Bill Swap.

LIBOR  London Interbank Offered Rate.

AUD  —  Australian Dollar

BRL  —  Brazilian Real

CAD  —  Canadian Dollar

CHF  —  Swiss Franc

CNH  —  Chinese Yuan Renminbi

DKK  —  Danish Krone

EUR  —  Euro

GBP  —   British Pound

HKD  —   Hong Kong Dollar

JPY  —  Japanese Yen

MXN  —  Mexican Peso

MYR  —   Malaysian Ringgit

NOK  —   Norwegian Krone

NZD  —   New Zealand Dollar

RUB  —   Russian Ruble

SEK  —   Swedish Krona

SGD  —   Singapore Dollar

THB  —   Thai Baht

TRY  —   Turkish Lira

Portfolio Composition

Classification	Percentage of Total Investments
Short-Term Investments	75.2%
Common Stocks	23.8
Other**	1.0
Total Investments	100.0	%***

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include open long/short futures contracts with an underlying face amount of approximately $81,379,000 with net unrealized depreciation of approximately $279,000. Does not include open foreign currency forward exchange contracts with net unrealized appreciation of approximately $1,944,000 and does not include open swap agreements with net unrealized depreciation of approximately $1,735,000.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Multi-Asset Portfolio

Consolidated Statement of Assets and Liabilities	December 31, 2016 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $37,230)	$38,525
Investment in Security of Affiliated Issuer, at Value (Cost $88,232)	88,232
Total Investments in Securities, at Value (Cost $125,462)	126,757
Foreign Currency, at Value (Cost $119)	120
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	5,814
Receivable for Investments Sold	3,325
Receivable for Variation Margin on Futures Contracts	2,424
Unrealized Appreciation on Swap Agreements	266
Receivable for Swap Agreements Termination	149
Tax Reclaim Receivable	143
Interest Receivable	45
Receivable from Affiliate	30
Dividends Receivable	9
Receivable for Variation Margin on Swap Agreements	8
Receivable for Portfolio Shares Sold	6
Other Assets	33
Total Assets	139,129
Liabilities:
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	3,870
Payable for Portfolio Shares Redeemed	2,476
Unrealized Depreciation on Swap Agreements	2,136
Due to Broker	845
Payable for Advisory Fees	304
Payable for Custodian Fees	79
Payable for Professional Fees	68
Payable for Sub Transfer Agency Fees — Class I	25
Payable for Sub Transfer Agency Fees — Class A	2
Payable for Sub Transfer Agency Fees — Class L	2
Payable for Sub Transfer Agency Fees — Class C	— @
Payable for Swap Agreements Termination	16
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	7
Payable for Transfer Agency Fees — Class L	— @
Payable for Transfer Agency Fees — Class C	— @
Payable for Administration Fees	9
Payable for Shareholder Services Fees — Class A	3
Payable for Distribution and Shareholder Services Fees — Class L	4
Payable for Distribution and Shareholder Services Fees — Class C	— @
Payable for Organization Costs for Subsidiary	4
Other Liabilities	34
Total Liabilities	9,885
Net Assets	$129,244
Net Assets Consist Of:
Paid-in-Capital	$213,097
Distributions in Excess of Net Investment Income	(1,378)
Accumulated Net Realized Loss	(83,688)
Unrealized Appreciation (Depreciation) on:
Investments	1,295
Futures Contracts	(279)
Swap Agreements	(1,735)
Foreign Currency Forward Exchange Contracts	1,944
Foreign Currency Translations	(12)
Net Assets	$129,244

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Multi-Asset Portfolio

Consolidated Statement of Assets and Liabilities (cont'd)	December 31, 2016 (000)
CLASS I:
Net Assets	$109,692
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	11,282,044
Net Asset Value, Offering and Redemption Price Per Share	$9.72
CLASS A:
Net Assets	$12,914
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,334,572
Net Asset Value, Redemption Price Per Share	$9.68
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.54
Maximum Offering Price Per Share	$10.22
CLASS L:
Net Assets	$6,357
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	662,504
Net Asset Value, Offering and Redemption Price Per Share	$9.60
CLASS C:
Net Assets	$272
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	28,775
Net Asset Value, Offering and Redemption Price Per Share	$9.47
CLASS IS:
Net Assets	$9
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	902
Net Asset Value, Offering and Redemption Price Per Share	$9.72

@  Amount is less than $500.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Multi-Asset Portfolio

Consolidated Statement of Operations	Year Ended December 31, 2016 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers	$1,531
Dividends from Securities of Unaffiliated Issuers (Net of $104 of Foreign Taxes Withheld)	1,292
Dividends from Securities of Affiliated Issuer (Note G)	384
Total Investment Income	3,207
Expenses:
Advisory Fees (Note B)	1,957
Custodian Fees (Note F)	222
Administration Fees (Note C)	184
Professional Fees	156
Shareholder Services Fees — Class A (Note D)	55
Distribution and Shareholder Services Fees — Class L (Note D)	86
Distribution and Shareholder Services Fees — Class C (Note D)	4
Sub Transfer Agency Fees — Class I	127
Sub Transfer Agency Fees — Class A	5
Sub Transfer Agency Fees — Class L	8
Sub Transfer Agency Fees — Class C	— @
Registration Fees	85
Organization Costs for Subsidiary	41
Transfer Agency Fees — Class I (Note E)	4
Transfer Agency Fees — Class A (Note E)	29
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	2
Shareholder Reporting Fees	27
Pricing Fees	25
Directors' Fees and Expenses	9
Other Expenses	28
Total Expenses	3,058
Waiver of Advisory Fees (Note B)	(168)
Rebate from Morgan Stanley Affiliate (Note G)	(137)
Reimbursement of Class Specific Expenses — Class I (Note B)	(72)
Reimbursement of Class Specific Expenses — Class A (Note B)	(5)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Reimbursement of Custodian Fees (Note F)	(97)
Net Expenses	2,575
Net Investment Income	632
Realized Gain (Loss):
Investments Sold	(10,384)
Foreign Currency Forward Exchange Contracts	(3,638)
Foreign Currency Transactions	193
Futures Contracts	5,846
Options Written	633
Swap Agreements	(5,755)
Net Realized Loss	(13,105)
Change in Unrealized Appreciation (Depreciation):
Investments	6,782
Foreign Currency Forward Exchange Contracts	(359)
Foreign Currency Translations	51
Futures Contracts	(826)
Swap Agreements	(2,931)
Options Written	(52)
Net Change in Unrealized Appreciation (Depreciation)	2,665
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(10,440)
Net Decrease in Net Assets Resulting from Operations	$(9,808)

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Multi-Asset Portfolio

Consolidated Statements of Changes in Net Assets	Year Ended December 31, 2016 (000)	Year Ended December 31, 2015*** (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$632	$2,749
Net Realized Loss	(13,105)	(54,324)
Net Change in Unrealized Appreciation (Depreciation)	2,665	(7,037)
Net Decrease in Net Assets Resulting from Operations	(9,808)	(58,612)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(3,297)	(6,910)
Class A:
Net Investment Income	(226)	(710)
Class L:
Net Investment Income	—	(453)
Class C:
Net Investment Income	(3)	(3)
Class IS:
Net Investment Income	(— @)	(— @)
Total Distributions	(3,526)	(8,076)
Capital Share Transactions:(1)
Class I:
Subscribed	12,373	132,370
Distributions Reinvested	3,296	6,894
Redeemed	(174,882)	(297,687)
Class A:
Subscribed	2,631	9,732
Distributions Reinvested	186	618
Redeemed	(17,814)	(29,951)
Class L:
Exchanged	660	—
Subscribed	—	4,714
Distributions Reinvested	—	453
Redeemed	(8,164)	(27,947)
Class C:
Subscribed	119	588 *
Distributions Reinvested	3	3 *
Redeemed	(248)	(134)*
Class IS:
Subscribed	—	10 **
Net Decrease in Net Assets Resulting from Capital Share Transactions	(181,840)	(200,337)
Total Decrease in Net Assets	(195,174)	(267,025)
Net Assets:
Beginning of Period	324,418	591,443
End of Period (Including Distributions in Excess of Net Investment Income and Accumulated Undistributed Net Investment Income of $(1,378) and $438, respectively)	$129,244	$324,418

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Multi-Asset Portfolio

Consolidated Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2016 (000)	Year Ended December 31, 2015*** (000)
(1)	Capital Share Transactions:
Class I:
Shares Subscribed	1,241	11,881
Shares Issued on Distributions Reinvested	350	645
Shares Redeemed	(17,884)	(27,835)
Net Decrease in Class I Shares Outstanding	(16,293)	(15,309)
Class A:
Shares Subscribed	265	875
Shares Issued on Distributions Reinvested	20	58
Shares Redeemed	(1,838)	(2,810)
Net Decrease in Class A Shares Outstanding	(1,553)	(1,877)
Class L:
Shares Exchanged	67	—
Shares Subscribed	—	422
Shares Issued on Distributions Reinvested	—	43
Shares Redeemed	(857)	(2,635)
Net Decrease in Class L Shares Outstanding	(790)	(2,170)
Class C:
Shares Subscribed	13	56 *
Shares Issued on Distributions Reinvested	— @@	— @@*
Shares Redeemed	(26)	(14)*
Net Increase (Decrease) in Class C Shares Outstanding	(13)	42
Class IS:
Shares Subscribed	—	1 **

*  For the period April 30, 2015 through December 31, 2015.

**  For the period May 29, 2015 through December 31, 2015.

***  Not consolidated.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Consolidated Financial Highlights

Multi-Asset Portfolio

	Class I
	Year Ended December 31,								Period from June 22, 2012(2) to
Selected Per Share Data and Ratios	2016(1)		2015(9)		2014(9)		2013(9)		December 31, 2012(9)
Net Asset Value, Beginning of Period	$10.17		$11.55		$11.68		$10.30		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (3)	0.03		0.07		(0.02)		0.03		(0.02)
Net Realized and Unrealized Gain (Loss)	(0.31)		(1.29)		0.11		1.84		0.47
Total from Investment Operations	(0.28)		(1.22)		0.09		1.87		0.45
Distributions from and/or in Excess of:
Net Investment Income	(0.17)		(0.16)		(0.22)		—		—
Net Realized Gain	—		—		(0.00	)(4)	(0.49)		(0.15)
Total Distributions	(0.17)		(0.16)		(0.22)		(0.49)		(0.15)
Net Asset Value, End of Period	$9.72		$10.17		$11.55		$11.68		$10.30
Total Return (5)	(2.75)%		(10.60)%		0.77%		18.24%		4.53	%(7)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$109,692		$280,423		$495,419		$107,463		$20,496
Ratio of Expenses to Average Net Assets (10)	1.04	%(6)	1.05	%(6)	1.01	%(6)	1.03	%(6)	1.01	%(6)(8)
Ratio of Net Investment Income (Loss) to Average Net Assets (10)	0.35	%(6)	0.60	%(6)	(0.14	)%(6)	0.25	%(6)	(0.30	)%(6)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.06%		0.04%		0.09%		0.07%		0.09	%(8)
Portfolio Turnover Rate	353%		355%		264%		223%		167	%(7)
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.25%		1.14%		1.21%		1.97%		2.41	%(8)
Net Investment Income (Loss) to Average Net Assets	0.14%		0.51%		(0.34)%		(0.69)%		(1.70	)%(8)

(1)  Refer to Note F in the Notes to Consolidated Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Operations.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Not Annualized.

(8)  Annualized.

(9)  Not consolidated.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Consolidated Financial Highlights

Multi-Asset Portfolio

	Class A
	Year Ended December 31,								Period from June 22, 2012(2) to
Selected Per Share Data and Ratios	2016(1)		2015(10)		2014(10)		2013(10)		December 31, 2012(10)
Net Asset Value, Beginning of Period	$10.09		$11.50		$11.63		$10.29		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (3)	(0.00	)(4)	0.03		(0.05)		0.01		(0.03)
Net Realized and Unrealized Gain (Loss)	(0.31)		(1.28)		0.11		1.82		0.47
Total from Investment Operations	(0.31)		(1.25)		0.06		1.83		0.44
Distributions from and/or in Excess of:
Net Investment Income	(0.10)		(0.16)		(0.19)		—		—
Net Realized Gain	—		—		(0.00	)(4)	(0.49)		(0.15)
Total Distributions	(0.10)		(0.16)		(0.19)		(0.49)		(0.15)
Net Asset Value, End of Period	$9.68		$10.09		$11.50		$11.63		$10.29
Total Return (5)	(2.94)%		(11.00)%		0.55%		17.86%		4.43	%(8)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$12,914		$29,123		$54,771		$13,437		$103
Ratio of Expenses to Average Net Assets (11)	1.39	%(6)	1.37	%(6)	1.30	%(6)	1.30	%(6)(7)	1.26	%(6)(9)
Ratio of Net Investment Income (Loss) to Average Net Assets (11)	(0.01	)%(6)	0.27	%(6)	(0.43	)%(6)	0.07	%(6)	(0.55	)%(6)(9)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.06%		0.04%		0.09%		0.07%		0.09	%(9)
Portfolio Turnover Rate	353%		355%		264%		223%		167	%(8)
(11) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.59%		1.47%		1.46%		2.24%		2.66	%(9)
Net Investment Income (Loss) to Average Net Assets	(0.21)%		0.17%		(0.59)%		(0.87)%		(1.95	)%(9)

(1)  Refer to Note F in the Notes to Consolidated Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Commencement of Operations.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.45% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.35% for Class A shares.

(8)  Not Annualized.

(9)  Annualized.

(10)  Not consolidated.
The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Consolidated Financial Highlights

Multi-Asset Portfolio

	Class L
	Year Ended December 31,								Period from June 22, 2012(2) to
Selected Per Share Data and Ratios	2016(1)		2015(10)		2014(10)		2013(10)		December 31, 2012(10)
Net Asset Value, Beginning of Period	$9.94		$11.39		$11.53		$10.26		$10.00
Income (Loss) from Investment Operations:
Net Investment Loss (3)	(0.04)		(0.02)		(0.10)		(0.05)		(0.06)
Net Realized and Unrealized Gain (Loss)	(0.30)		(1.27)		0.10		1.81		0.47
Total from Investment Operations	(0.34)		(1.29)		(0.00	)(4)	1.76		0.41
Distributions from and/or in Excess of:
Net Investment Income	—		(0.16)		(0.14)		—		—
Net Realized Gain	—		—		(0.00	)(4)	(0.49)		(0.15)
Total Distributions	—		(0.16)		(0.14)		(0.49)		(0.15)
Net Asset Value, End of Period	$9.60		$9.94		$11.39		$11.53		$10.26
Total Return (5)	(3.42)%		(11.37)%		0.02%		17.23%		4.13	%(8)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$6,357		$14,443		$41,253		$9,513		$337
Ratio of Expenses to Average Net Assets (11)	1.85	%(6)	1.85	%(6)	1.77	%(6)	1.79	%(6)(7)	1.76	%(6)(9)
Ratio of Net Investment Loss to Average Net Assets (11)	(0.43	)%(6)	(0.18	)%(6)	(0.90	)%(6)	(0.46	)%(6)	(1.05	)%(6)(9)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.06%		0.04%		0.09%		0.07%		0.09	%(9)
Portfolio Turnover Rate	353%		355%		264%		223%		167	%(8)
(11) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.02%		1.92%		1.93%		2.73%		3.16	%(9)
Net Investment Loss to Average Net Assets	(0.60)%		(0.25)%		(1.06)%		(1.40)%		(2.45	)%(9)

(1)  Refer to Note F in the Notes to Consolidated Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Commencement of Operations.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.95% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.85% for Class L shares.

(8)  Not Annualized.

(9)  Annualized.

(10)  Not consolidated.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Consolidated Financial Highlights

Multi-Asset Portfolio

	Class C
Selected Per Share Data and Ratios	Year Ended December 31, 2016(1)		Period from April 30, 2015(2) to December 31, 2015(8)
Net Asset Value, Beginning of Period	$9.93		$11.09
Loss from Investment Operations:
Net Investment Loss (3)	(0.09)		(0.07)
Net Realized and Unrealized Loss	(0.28)		(0.93)
Total from Investment Operations	(0.37)		(1.00)
Distributions from and/or in Excess of:
Net Investment Income	(0.09)		(0.16)
Net Asset Value, End of Period	$9.47		$9.93
Total Return (4)	(3.70)%		(9.07	)%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$272		$420
Ratio of Expenses to Average Net Assets (9)	2.14	%(5)	2.17	%(5)(7)
Ratio of Net Investment Loss to Average Net Assets (9)	(0.95	)%(5)	(1.07	)%(5)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.06%		0.03	%(7)
Portfolio Turnover Rate	353%		355%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	2.88%		2.59	%(7)
Net Investment Loss to Average Net Assets	(1.69)%		(1.49	)%(7)

(1)  Refer to Note F in the Notes to Consolidated Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Not Annualized.

(7)  Annualized.

(8)  Not consolidated.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Consolidated Financial Highlights

Multi-Asset Portfolio

	Class IS
Selected Per Share Data and Ratios	Year Ended December 31, 2016(1)		Period from May 29, 2015(2) to December 31, 2015(8)
Net Asset Value, Beginning of Period	$10.17		$11.09
Income (Loss) from Investment Operations:
Net Investment Income (3)	0.13		0.01
Net Realized and Unrealized Loss	(0.41)		(0.77)
Total from Investment Operations	(0.28)		(0.76)
Distributions from and/or in Excess of:
Net Investment Income	(0.17)		(0.16)
Net Asset Value, End of Period	$9.72		$10.17
Total Return (4)	(2.65)%		(6.89	)%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$9		$9
Ratio of Expenses to Average Net Assets (9)	1.01	%(5)	1.04	%(5)(7)
Ratio of Net Investment Income to Average Net Assets (9)	1.36	%(5)	0.23	%(5)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.06%		0.03	%(7)
Portfolio Turnover Rate	353%		355%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	22.77%		17.31	%(7)
Net Investment Loss to Average Net Assets	(20.40)%		(16.04	)%(7)

(1)  Refer to Note F in the Notes to Consolidated Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Not Annualized.

(7)  Annualized.

(8)  Not consolidated.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Consolidated Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-nine separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying consolidated financial statements relate to the Multi-Asset Portfolio. The Portfolio seeks total return. The Portfolio's ("Adviser"), Morgan Stanley Investment Management Inc., seeks to achieve this objective with an emphasis on positive absolute return and controlling downside portfolio risk.

The Portfolio offers five classes of shares — Class I, Class A, Class L, Class C and Class IS shares. On April, 30, 2015, the Portfolio suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its consolidated financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results may differ from those estimates.

Effective October 3, 2016, the Portfolio may, consistent with its principal investment strategies, invest up to 25% of its total assets in a wholly-owned subsidiary of the Portfolio organized as a company under the laws of the Cayman Islands, Multi-Asset Cayman Portfolio, Ltd. (the "Subsidiary"). The Subsidiary may invest, directly or indirectly through the use of derivatives, in securities, commodities, commodity-related instruments and other investments, primarily futures, swaps and notes. The Portfolio is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors. The consolidated portfolio of investments and consolidated financial statements include the positions and accounts of the Portfolio and the Subsidiary. All intercompany accounts and transactions of the Portfolio and the Subsidiary have been eliminated in consolidation. As of December 31, 2016, the Subsidiary represented approximately $13,428,000 or approximately 10.39% of the total assets of the Portfolio.

Investments in the Subsidiary are expected to provide the Portfolio with exposure to the commodity markets within the limitations of Subchapter M of the Code and recent Internal Revenue Service ("IRS") revenue rulings, which require that a mutual fund receive no more than ten percent of its gross income from such investments in order to receive favorable tax treatment as a regulated investment company ("RIC"). Tax treatment of the income received from the Subsidiary may potentially be affected by changes in legislation, regulations or other legally binding authority, which could affect the character, timing and amount of the Portfolio's taxable income and distributions. If such changes occur, the Portfolio may need to significantly change its investment strategy and recognize unrealized gains in order to remain qualified for taxation as a RIC, which could adversely affect the Portfolio.

1.  Security Valuation: (1) an equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) Certain portfolio securities may be valued by an outside pricing service/vendor approved by the Fund's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Consolidated Financial Statements (cont'd)

at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (5) Listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sale price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (6) OTC swaps may be valued by an outside pricing service approved by the Directors or quotes from a broker or dealer. Swaps cleared on a clearinghouse or exchange may be valued using the closing price provided by the clearinghouse or exchange; (7) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (8) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (9) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Consolidated Financial Statements (cont'd)

would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2016.

Investment Type	Level 1 Unadjusted quoted prices (000)		Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Assets:
Common Stocks
Airlines	$699		$—	$—		$699
Automobiles	1,478		—	—		1,478
Banks	5,065		—	—	†	5,065	†
Beverages	671		—	—		671
Biotechnology	886		—	—		886
Building Products	1,671		—	—		1,671
Capital Markets	795		—	—		795
Commercial Services & Supplies	267		—	—		267
Construction & Engineering	2,436		—	—		2,436
Construction Materials	705		—	—		705
Diversified Telecommunication Services	870		—	—		870
Electric Utilities	638		—	—		638
Equity Real Estate Investment Trusts (REITs)	—	@	—	—		—	@
Food & Staples Retailing	670		—	—		670
Food Products	521		—	—		521
Health Care Equipment & Supplies	828		—	—		828
Health Care Providers & Services	863		—	—		863
Health Care Technology	24		—	—		24
Hotels, Restaurants & Leisure	799		—	—		799
Household Products	595		—	—		595
Independent Power and Renewable Electricity Producers	19		—	—		19
Information Technology Services	1,619		—	—		1,619
Life Sciences Tools & Services	175		—	—		175
Media	1,315		—	—		1,315
Multi-Utilities	347		—	—		347
Personal Products	46		—	—		46
Pharmaceuticals	1,654		—	—		1,654
Professional Services	2,047		—	—		2,047
Road & Rail	348		—	—		348
Semiconductors & Semiconductor Equipment	—		—	2		2
Tobacco	539		—	—		539
Trading Companies & Distributors	305		—	—		305
Transportation Infrastructure	1,268		—	—		1,268
Water Utilities	22		—	—		22
Total Common Stocks	30,185		—	2	†	30,187	†
Rights	—		1	—		1
Fixed Income Securities
Sovereign	—		1,225	—		1,225

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Consolidated Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Short-Term Investments
Investment Company	$88,232	$—	$—		$88,232
U.S. Treasury Security	—	7,112	—		7,112
Total Short-Term Investments	88,232	7,112	—		95,344
Foreign Currency Forward Exchange Contracts	—	5,814	—		5,814
Futures Contracts	532	—	—		532
Credit Default Swap Agreement	—	126	—		126
Interest Rate Swap Agreement	—	9	—		9
Total Return Swap Agreements	—	266	—		266
Total Assets	118,949	14,553	2	†	133,504 †
Liabilities:
Foreign Currency Forward Exchange Contracts	—	(3,870)	—		(3,870)
Futures Contracts	(811)	—	—		(811)
Interest Rate Swap Agreement	—	(859)	—		(859)
Total Return Swap Agreements	—	(1,277)	—		(1,277)
Total Liabilities	(811)	(6,006)	—		(6,817)
Total	$118,138	$8,547	$2	†	$126,687 †

†  Includes one or more securities which are valued at zero.

@  Value is less than $500.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2016, securities with a total value of approximately $15,812 transferred from Level 2 to Level 1. Securities that were valued using other significant observable inputs at December 31, 2015 were valued using unadjusted quoted prices at December 31, 2016. At December 31, 2015, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stocks (000)
Beginning Balance	$5
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—	†
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	(3)
Realized gains (losses)	—
Ending Balance	$2	†
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2016	$(3)

†  Includes one security which is valued at zero.

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2016.

	Fair Value at December 31, 2016 (000)	Valuation Technique	Unobservable Input	Range		Selected Value	Impact to Valuation from an Increase in Input
Semiconductors & Semiconductor Equipment
Common Stock	$2	Tangible Net Asset Value Method	Tangible Net Asset Value Per Share	$0.01	$0.01	$0.01	Increase
			Discount for Recoverability of Certain Assets	75.0%	75.0%	75.0%	Decrease

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Consolidated Financial Statements (cont'd)

exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Consolidated Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Consolidated Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Consolidated Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Consolidated Financial Statements (cont'd)

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Portfolio also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Portfolio's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with which the Portfolio has open positions in the futures contract.

Swaps: The Portfolio may enter into OTC swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Portfolio's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Portfolio's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Consolidated Financial Statements (cont'd)

OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Portfolio or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the clearinghouse or counterparty based upon changes in the value of the contract (variation margin). The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

The Portfolio's use of swaps during the period included those based on the credit of an underlying security commonly referred to as "credit default swaps." The Portfolio may be either the buyer or seller in a credit default swap. Where the Portfolio is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, the Portfolio would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Portfolio is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event by the issuer of the referenced debt obligation. The use of credit default swaps could result in losses to the Portfolio if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap agreement and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap agreement and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The Portfolio's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the swap agreement.

The current credit rating of each individual issuer is listed in the table following the Consolidated Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

When the Portfolio has an unrealized loss on a swap agreement, the Portfolio has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" in the Consolidated Statement of Assets and Liabilities.

Upfront payments paid or received by the Portfolio will be reflected as an asset or liability, respectively, in the Consolidated Statement of Assets and Liabilities.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Consolidated Financial Statements (cont'd)

Options: With respect to options, the Portfolio is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price typically in exchange for a premium paid by the Portfolio. The Portfolio may purchase and/or sell put and call options. Purchasing call options tends to increase the Portfolio's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Portfolio's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Portfolio bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Consolidated Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If the Portfolio sells an option, it sells to another party the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price typically in exchange for a premium received by the Portfolio. The Portfolio may write call and put options on stock indexes, futures, securities or currencies it owns or in which it may invest. Writing put options tend to increase the Portfolio's exposure to the underlying instrument. Writing call options tend to decrease the Portfolio's exposure to the underlying instruments. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability. Any liability recorded is subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put)

and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. When options are purchased OTC, the Portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Portfolio may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Transactions in written options for the year ended December 31, 2016 were as follows:

Written Options	Notional Amount (000)	Premiums Received (000)
Options outstanding at December 31, 2015	99,460	$701
Options closed	(99,460)	(701)
Options outstanding at December 31, 2016	—	$—

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following tables set forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2016.

	Asset Derivatives Consolidated Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward	Unrealized Appreciation on
Exchange Contracts	Foreign Currency Forward
Futures Contract	Exchange Contracts Variation Margin	Currency Risk	$5,814
	on Futures Contracts	Commodity Risk	215	(a)
Futures Contract	Variation Margin
	on Futures Contracts	Equity Risk	197	(a)
Futures Contract	Variation Margin
	on Futures Contracts	Interest Rate Risk	120	(a)
Swap Agreements	Variation Margin
	on Swap Agreements	Credit Risk	126	(a)
Swap Agreements	Unrealized Appreciation
	on Swap Agreements	Equity Risk	266
Swap Agreements	Variation Margin
	on Swap Agreements	Interest Rate Risk	9	(a)
Total			$6,747

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Consolidated Financial Statements (cont'd)

	Liability Derivatives Consolidated Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward	Unrealized Depreciation on
Exchange Contracts	Foreign Currency Forward
	Exchange Contracts	Currency Risk	$(3,870)
Futures Contracts	Variation Margin on Futures Contracts	Equity Risk	(46	)(a)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	(765	)(a)
Swap Agreements	Unrealized Depreciation on Swap Agreements	Equity Risk	(1,277)
Swap Agreements	Unrealized Depreciation on Swap Agreements	Interest Rate Risk	(859)
Total			$(6,817)

(a) This amount represents the cumulative appreciation (depreciation) as reported in the Consolidated Portfolio of Investments. The Consolidated Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2016 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Options Purchased	$(1,027	)(b)
Currency Risk	Options Written	633
Currency Risk	Foreign Currency Forward Exchange Contracts	(3,638)
Commodity Risk	Futures Contracts	(395)
Equity Risk	Futures Contracts	8,029
Interest Rate Risk	Futures Contracts	(1,788)
Credit Risk	Swap Agreements	67
Equity Risk	Swap Agreements	(2,988)
Interest Rate Risk	Swap Agreements	(2,834)
Total		$(3,941)

(b) Amounts are included in Investments Sold in the Consolidated Statement of Operations

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Options Purchased	$(444	)(c)
Currency Risk	Options Written	(52)
Currency Risk	Foreign Currency Forward Exchange Contracts	(359)
Commodity Risk	Futures Contracts	54
Equity Risk	Futures Contracts	(352)
Interest Rate Risk	Futures Contracts	(528)
Credit Risk	Swap Agreements	210
Equity Risk	Swap Agreements	(1,696)
Interest Rate Risk	Swap Agreements	(1,445)
Total		$(4,612)

(c) Amounts are included in Investments in the Consolidated Statement of Operations.

At December 31, 2016, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Consolidated Statement of Assets and Liabilities
Derivatives(d)	Assets(e) (000)	Liabilities(e) (000)
Foreign Currency Forward Exchange Contracts	$5,814	$(3,870)
Swap Agreements	266	(2,136)
Total	$6,080	$(6,006)

(d) Excludes exchange traded derivatives.

(e) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Consolidated Financial Statements (cont'd)

return of collateral with market value in excess of the Portfolio's net liability may be delayed or denied.

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2016.

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Consolidated Statement of Assets and Liabilities (000)		Financial Instrument (000)		Collateral Received(f) (000)	Net Amount (not less than $0) (000)
Bank of New York Mellon	$—	@	$	(— @)	$—	$0
Barclays Bank PLC	206			(29)	—	177
BNP Paribas SA	75			(75)	—	0
Citibank NA	3,741			(2,984)	(757)	0
Commonwealth Bank of Australia	137			(137)	—	0
Credit Suisse International	13			(13)	—	0
Goldman Sachs International	29			(4)	—	25
JPMorgan Chase Bank NA	1,796			(719)	—	1,077
State Street Bank and Trust Co.	11			—	—	11
UBS AG	72			—	—	72
Total	$6,080			$(3,961)	$(757)	$1,362

(f) In some instances, the actual collateral received may be more than the amount shown here due to overcollateralization.

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Consolidated Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged(g) (000)	Net Amount (not less than $0) (000)
Bank of America NA	$9	$—	$—	$9
Bank of Montreal	2	—	—	2
Bank of New York Mellon	1	(— @)	—	1
Barclays Bank PLC	29	(29)	—	0
BNP Paribas SA	92	(75)	—	17
Citibank NA	2,984	(2,984)	—	0
Commonwealth Bank of Australia	171	(137)	—	34
Credit Suisse International	14	(13)	—	1
Goldman Sachs International	1,179	(4)	(1,175)	0
JPMorgan Chase Bank NA	1,525	(719)	—	806
Total	$6,006	$(3,961)	$(1,175)	$870

(g) In some instances, the actual collateral pledged may be more than the amount shown here due to overcollateralization.

For the year ended December 31, 2016, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$302,934,000
Futures Contracts:
Average monthly original value	$349,815,000
Swap Agreements:
Average monthly notional amount	$198,091,000
Options Purchased:
Average monthly notional amount	39,587,000
Options Written:
Average monthly notional amount	37,847,000

5.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Consolidated Financial Statements (cont'd)

The Portfolio owns shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $750 million	Next $750 million	Over $1.5 billion
0.85%	0.80%	0.75%

For the year ended December 31, 2016, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.72% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.10% for Class I shares, 1.45% for Class A shares, 1.95% for Class L shares, 2.20% for Class C shares and 1.07% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Portfolio's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2016, approximately $168,000 of advisory fees were waived and approximately $81,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser provides investment advisory services to the Subsidiary pursuant to the Subsidiary Investment Management Agreement (the "Agreement"). Under the Agreement, the Subsidiary will pay the Adviser at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the annual rate of 0.05%, to the average daily net assets of the Subsidiary.

The Adviser has agreed to waive its advisory fees by the amount of advisory fees it receives from the Subsidiary.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Consolidated Financial Statements (cont'd)

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

In December 2015, the Fund's Custodian announced that it had identified inconsistencies in the way in which clients were invoiced for out-of-pocket expenses from 1998 until November 2015. The dollar amount difference between what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The Custodian reimbursed the Portfolio directly, which was recognized as a change in accounting estimate and was reflected as "Reimbursement of Custodian Fees" in the Consolidated Statement of Operations. Pursuant to the expense limitations described in Note B, the Portfolio has experienced waiver of advisory fees during the current period. Accordingly, the reimbursement of out-of-pocket custodian expenses in the current period resulted in the reduction in the current period waiver of advisory fees.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2016, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $330,270,000 and $414,388,000, respectively. For the year ended December 31, 2016, purchases and sales of long-term U.S. Government securities were approximately $58,202,000 and $177,611,000, respectively.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2016, advisory fees paid were reduced by approximately $137,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2016 is as follows:

Value December 31, 2015 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2016 (000)
$40,037	$643,061	$594,866	$384	$88,232

The Portfolio is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2016, the Portfolio did not engage in any cross-trade transactions.

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for consolidated financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the consolidated financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Consolidated Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2016, remains subject to examination by taxing authorities.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Consolidated Financial Statements (cont'd)

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2016 and 2015 was as follows:

2016 Distributions Paid From:		2015 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$3,526	$—	$8,076	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, tax adjustments on certain equity securities designated as issued by passive foreign investment companies, swap transactions and a net operating loss, resulted in the following reclassifications among the components of net assets at December 31, 2016:

Distributions in Excess of Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$1,078	$5,880	$(6,958)

At December 31, 2016, the Portfolio had no distributable earnings on a tax basis.

At December 31, 2016, the Portfolio had available for federal income tax purposes unused short-term and long-term capital losses of approximately $79,580,000 and $3,729,000 respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

Qualified late year losses are capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year that, if elected, are deemed to arise on the first day of the Portfolio's next taxable year. These also include non-specified ordinary losses incurred after December 31 but within the same taxable year. For the year ended December 31, 2016, the Portfolio deferred to January 1, 2017 for U.S. federal income tax purposes the following losses:

Qualified Late Year Ordinary Losses (000)	Post-October Capital Losses (000)
$376	$—

I. Credit Facility: As of April 4, 2016, the Fund and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "facility") with State Street. This facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or one month libor rate plus a spread. The facility also has a commitment fee of 0.25% per annum based on the unused portion of the facility. During the year ended December 31, 2016, the Portfolio did not have any borrowings under the facility.

J. Other: At December 31, 2016, the Portfolio had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 65.6%.

K. Accounting Pronouncements: In December 2016, FASB issued Accounting Standards update 2016-19 — Technical Corrections and Improvements ("ASU 2016-19"), which is effective for interim periods for all entities beginning after December 15, 2016. ASU 2016-19 includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. That amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. Although still evaluating the potential impacts of ASU 2016-19 to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

In October 2016, the Securities and Exchange Commission ("SEC") issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Consolidated Financial Statements (cont'd)

Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the Portfolio's net assets or results of operations. Although still evaluating the potential impacts of the Investment Company Reporting Modernization to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Multi-Asset Portfolio

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Multi-Asset Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2016, the related consolidated statements of operations and changes in net assets and the consolidated financial highlights for the year then ended, and the statement of changes in net assets and the financial highlights for each of the years or periods indicated therein. These consolidated financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of Multi-Asset Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2016, the consolidated results of its operations and changes in its net assets for the year then ended, and the changes in its net assets and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 28, 2017

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2016. For corporate shareholders 20.20% of the dividends qualified for the dividends received deduction.

For federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2016. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of approximately $904,000 as taxable at this lower rate.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to nonaffiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (72) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				90

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (63) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	91	Director of various non-profit organizations.
Nancy C. Everett (61) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	91

Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (59) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	91

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (67) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	91	Director of NVR, Inc. (home construction).
Joseph J. Kearns (74) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	93	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (58) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				90	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (56) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Management Director, JPMorgan Asset Management (2013-2016); President, JPMorgan Funds (2010-2013), Chief Administrative Officer, JPMorgan Funds (2004-2010), Treasurer, JPMorgan Funds (2003-2004, 2008-2010), and Vice President and Board Liaison, JPMorgan Funds (2001-2004); Managing Director, J.P. Morgan Investment Management Inc. (2001-2013); Vice President of Finance, Pierpont Group (1996-2001); Vice President, Bank of New York (1995-1996); Senior Audit Manager, Price Waterhouse, LLP (1982-1995).	91	None.
Michael E. Nugent (80) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	92	None.
W. Allen Reed (69) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	91	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (84) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	92	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2016) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (53) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (51) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (49) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, 100 F Street, NE, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Portfolio of Morgan Stanley Institutional Fund, Inc., which describes in detail the Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2017 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIMAANN
1696284 EXP. 02.28.18

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Small Company Growth Portfolio

Annual Report

December 31, 2016

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	9
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	30
Federal Tax Notice	31
Privacy Notice	32
Director and Officer Information	35

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Portfolio of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Portfolio, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Small Company Growth Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2017

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Expense Example (unaudited)

Small Company Growth Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs, including redemptions fees; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/16	Actual Ending Account Value 12/31/16	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Small Company Growth Portfolio Class I	$1,000.00	$1,011.90	$1,020.11	$5.06	$5.08	1.00	%***
Small Company Growth Portfolio Class A	1,000.00	1,009.20	1,018.45	6.72	6.75	1.33	***
Small Company Growth Portfolio Class L	1,000.00	1,006.90	1,015.84	9.33	9.37	1.85	***
Small Company Growth Portfolio Class IS	1,000.00	1,011.90	1,020.46	4.70	4.72	0.93	***

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

***  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Investment Overview (unaudited)

Small Company Growth Portfolio

The Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies.

Performance

For the year ended December 31, 2016, the Portfolio's Class I shares had a total return based on net asset value and reinvestment of distributions per share of –0.35%, net of fees. The Portfolio's Class I shares underperformed the Portfolio's benchmark, the Russell 2000® Growth Index (the "Index"), which returned 11.32%.

Factors Affecting Performance

•  The U.S. stock market was overwhelmed by negative news early in 2016 but staged a turnaround over the remainder of the year. Concerns about China's economy, falling oil prices and U.S. Federal Reserve ("Fed") monetary policy weighed heavily on the markets from January through mid-February. From there, oil prices stabilized, economic growth improved, corporate earnings recovered and the Fed refrained from raising interest rates (until its December 2016 meeting), which provided upside to stock prices. Two major political events, the U.K.'s "Brexit" referendum and the election of Donald Trump, were initially viewed as negative surprises, but volatility subsided fairly quickly. Anticipation of pro-growth fiscal policy from the new administration drove share prices sharply higher in the final weeks of the year.

•  Within the universe of small-cap growth stocks, as represented by the Index, the materials, energy and industrials sectors were the top-performing sectors for the year, while health care (which had a negative return), utilities and consumer discretionary were the weakest performers.

•  The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers. In this reporting period, both stock selection and sector allocation detracted from the Portfolio's relative performance.

•  The consumer discretionary and financials sectors had the largest negative impact, due to a combination of unfavorable stock selection and disadvantageous sector allocations in the two sectors. The Portfolio was overweight in consumer discretionary and underweight in financials during the reporting period. Weak stock selection in the information technology sector also hampered performance, despite a small relative gain from an overweight allocation to the sector.

•  The health care and industrials sectors aided relative performance. Stock selection in both sectors added to returns, as did an underweight in health care and an overweight in industrials.

Management Strategies

•  There were no changes to our bottom-up investment process during the period. We continued to look for high-quality growth companies that we believe have these attributes: sustainable competitive advantages, above-average business visibility, rising return on invested capital, strong free cash flow generation and a favorable risk/reward profile. We find these companies through intense fundamental research. Our emphasis is on secular growth, and as a result short-term market events are not as meaningful in the stock selection process.

*  Minimum Investment for Class I shares

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L and IS shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Investment Overview (unaudited) (cont'd)

Small Company Growth Portfolio

Performance Compared to the Russell 2000® Growth Index(1) and the Lipper Small-Cap Growth Funds Index(2)

	Period Ended December 31, 2016 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Portfolio — Class I Shares w/o sales charges(4)	–0.35	9.11	4.71	10.15
Portfolio — Class A Shares w/o sales charges(5)	–0.73	8.76	4.41	8.93
Portfolio — Class A Shares with maximum 5.25% sales charges(5)	–5.95	7.60	3.85	8.65
Portfolio — Class L Shares w/o sales charges(6)	–1.17	8.22	—	7.24
Portfolio — Class IS Shares w/o sales charges(7)	–0.28	—	—	–1.54
Russell 2000® Growth Index	11.32	13.74	7.76	7.71
Lipper Small-Cap Growth Funds Index	8.19	12.07	6.46	9.04

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Small-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Small-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Small-Cap Growth Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on November 1, 1989.

(5)  Commenced offering on January 2, 1996.

(6)  Commenced offering on November 11, 2011.

(7)  Commenced offering on September 13, 2013.

(8)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Portfolio, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Portfolio of Investments

Small Company Growth Portfolio

	Shares	Value (000)
Common Stocks (85.0%)
Aerospace & Defense (4.1%)
BWX Technologies, Inc.	787,046	$31,246
Biotechnology (1.5%)
Agios Pharmaceuticals, Inc. (a)	37,069	1,547
Alnylam Pharmaceuticals, Inc. (a)	29,121	1,090
Bellicum Pharmaceuticals, Inc. (a)(b)	164,872	2,246
Editas Medicine, Inc. (a)(b)	101,360	1,645
Intellia Therapeutics, Inc. (a)(b)	122,887	1,611
Intrexon Corp. (a)(b)	108,530	2,637
Juno Therapeutics, Inc. (a)(b)	39,699	748
		11,524
Capital Markets (1.1%)
WisdomTree Investments, Inc. (b)	730,803	8,141
Consumer Finance (0.9%)
LendingClub Corp. (a)	1,275,503	6,696
Electronic Equipment, Instruments & Components (0.9%)
Cognex Corp.	59,690	3,797
FARO Technologies, Inc. (a)	85,156	3,066
		6,863
Health Care Equipment & Supplies (1.0%)
Penumbra, Inc. (a)	116,368	7,424
Health Care Providers & Services (3.0%)
HealthEquity, Inc. (a)	564,200	22,861
Health Care Technology (10.7%)
athenahealth, Inc. (a)	355,401	37,378
Castlight Health, Inc., Class B (a)(b)	891,819	4,414
Cotiviti Holdings, Inc. (a)	476,245	16,383
Veeva Systems, Inc., Class A (a)	561,405	22,849
		81,024
Hotels, Restaurants & Leisure (12.7%)
BJ's Restaurants, Inc. (a)	189,801	7,459
Fiesta Restaurant Group, Inc. (a)	730,039	21,792
Habit Restaurants, Inc. (The) (a)(b)	465,348	8,027
Shake Shack, Inc., Class A (a)(b)	927,394	33,192
Wingstop, Inc.	206,395	6,107
Zoe's Kitchen, Inc. (a)(b)	805,204	19,317
		95,894
Internet & Direct Marketing Retail (3.2%)
Etsy, Inc. (a)	524,219	6,175
MakeMyTrip Ltd. (India) (a)	227,008	5,040
Shutterfly, Inc. (a)	129,720	6,510
Wayfair, Inc., Class A (a)(b)	190,879	6,690
		24,415
Internet Software & Services (18.1%)
Angie's List, Inc. (a)	414,946	3,415
Benefitfocus, Inc. (a)	190,749	5,665
Coupa Software, Inc. (a)(b)	260,108	6,505
Criteo SA ADR (France) (a)	474,445	19,490
GrubHub, Inc. (a)	721,737	27,152
Just Eat PLC (United Kingdom) (a)	1,380,499	9,927
	Shares	Value (000)
New Relic, Inc. (a)	225,076	$6,358
Shutterstock, Inc. (a)	397,589	18,893
Twitter, Inc. (a)	517,786	8,440
Yelp, Inc. (a)	204,398	7,794
Zillow Group, Inc., Class A (a)	213,155	7,770
Zillow Group, Inc., Class C (a)	428,756	15,637
		137,046
Machinery (5.7%)
Manitowoc Foodservice, Inc. (a)	1,149,437	22,219
Terex Corp.	654,554	20,638
		42,857
Multi-line Retail (2.0%)
Ollie's Bargain Outlet Holdings, Inc. (a)	533,339	15,174
Multi-Utilities (0.0%)
AET&D Holdings No. 1 Ltd. (Australia) (a)(c)	6,682,555	—
Personal Products (0.3%)
elf Beauty, Inc. (a)	77,077	2,231
Professional Services (6.4%)
Advisory Board Co. (The) (a)	533,282	17,732
CEB, Inc.	300,940	18,237
WageWorks, Inc. (a)	172,209	12,485
		48,454
Software (9.5%)
Ellie Mae, Inc. (a)	284,864	23,838
Guidewire Software, Inc. (a)	449,451	22,171
HubSpot, Inc. (a)	138,954	6,531
Take-Two Interactive Software, Inc. (a)	143,403	7,068
Xero Ltd. (Australia) (a)	255,081	3,101
Zendesk, Inc. (a)	438,318	9,292
		72,001
Specialty Retail (3.9%)
Five Below, Inc. (a)	746,626	29,835
Total Common Stocks (Cost $544,068)		643,686
Preferred Stocks (8.2%)
Health Care Technology (0.7%)
Grand Rounds, Inc. Series B (a)(c)(d)(e) (acquisition cost — $3,362; acquired 7/3/14)	3,269,139	5,492
Hotels, Restaurants & Leisure (2.1%)
Blue Bottle Coffee, Inc. Series B (a)(c)(d)(e) (acquisition cost — $13,714; acquired 1/24/14)	947,792	15,648
Internet & Direct Marketing Retail (2.8%)
Flipkart Online Services Pvt Ltd. Series D (a)(c)(d)(e) (acquisition cost — $9,579; acquired 10/4/13)	417,464	21,086
Internet Software & Services (0.9%)
Doximity, Inc. Series C (a)(c)(d)(e) (acquisition cost — $8,482; acquired 4/10/14)	1,759,434	7,090

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Portfolio of Investments (cont'd)

Small Company Growth Portfolio

	Shares	Value (000)
Internet Software & Services (cont'd)
Mode Media Corporation Series M-1 (a)(c)(d)(e) (acquisition cost — $5,449; acquired 3/19/08)	361,920	$—
Mode Media Corporation Escrow Series M-1 (a)(c)(d)(e) (acquisition cost — $506; acquired 3/19/08)	51,702	—
		7,090
Software (1.7%)
DOMO, Inc. (a)(c)(d)(e) (acquisition cost — $10,559; acquired 1/31/14 — 2/7/14)	2,554,715	9,274
Lookout, Inc. Series F (a)(c)(d)(e) (acquisition cost — $13,476; acquired 6/17/14)	1,179,743	3,610
		12,884
Tobacco (0.0%)
NJOY, Inc. Series D (a)(c)(d)(e) (acquisition cost — $6,363; acquired 2/14/14)	375,918	—
Total Preferred Stocks (Cost $71,490)		62,200
	Face Amount (000)
Promissory Notes (0.0%)
Internet Software & Services (0.0%)
Mode Media Corporation 9.00%, 12/3/19 (a)(c)(d)(e) (acquisition cost — $2,301; acquired 3/19/08)	$793	—
Mode Media Corporation Escrow 9.00%, 12/3/19 (a)(c)(d)(e) (acquisition cost — $38; acquired 3/19/08)	29	—
Total Promissory Notes (Cost $2,339)		—
	Notional Amount (000)
Call Option Purchased (0.1%)
Foreign Currency Option (0.1%)
USD/CNY May 2017 @ CNY 7.90, Royal Bank of Scotland (Cost $460)	$112,397	420
	Shares
Short-Term Investments (13.0%)
Securities held as Collateral on Loaned Securities (6.0%)
Investment Company (4.8%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G)	36,461,263	36,461
	Face Amount (000)	Value (000)
Repurchase Agreements (1.2%)
Merrill Lynch & Co., Inc., (0.50%, dated 12/30/16, due 1/3/17; proceeds $3,437; fully collateralized by U.S. Government agency securities; 2.88% — 4.60% due 11/20/65 - 11/20/66; valued at $3,506)	$3,437	$3,437
Merrill Lynch & Co., Inc., (0.50%, dated 12/30/16, due 1/3/17; proceeds $688; fully collateralized by a U.S. Government obligation; 1.88% due 8/31/22; valued at $701)	688	688
Merrill Lynch & Co., Inc., (0.81%, dated 12/30/16, due 1/3/17; proceeds $5,156; fully collateralized by Exchange Traded Funds; valued at $5,671)	5,156	5,156
		9,281
Total Securities held as Collateral on Loaned Securities (Cost $45,742)		45,742
	Shares
Investment Company (7.0%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $52,797)	52,797,242	52,797
Total Short-Term Investments (Cost $98,539)		98,539
Total Investments (106.3%) (Cost $716,896) Including $45,802 of Securities Loaned (f)		804,845
Liabilities in Excess of Other Assets (–6.3%)		(47,926)
Net Assets (100.0%)		$756,919

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2016.

(c)  Security has been deemed illiquid at December 31, 2016.

(d)  At December 31, 2016, the Portfolio held fair valued securities valued at approximately $62,200,000, representing 8.2% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(e)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Portfolio has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at December 31, 2016, amounts to approximately $62,200,000 and represents 8.2% of net assets.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Portfolio of Investments (cont'd)

Small Company Growth Portfolio

(f)  At December 31, 2016, the aggregate cost for federal income tax purposes is approximately $739,957,000. The aggregate gross unrealized appreciation is approximately $107,168,000 and the aggregate gross unrealized depreciation is approximately $42,280,000, resulting in net unrealized appreciation of approximately $64,888,000.

ADR  American Depositary Receipt.

CNY  Chinese Yuan Renminbi

USD  United States Dollar

Portfolio Composition*

Classification	Percentage of Total Investments
Internet Software & Services	19.0%
Other**	18.8
Hotels, Restaurants & Leisure	14.7
Health Care Technology	11.4
Software	11.2
Short-Term Investments	6.9
Professional Services	6.4
Internet & Direct Marketing Retail	6.0
Machinery	5.6
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2016.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Small Company Growth Portfolio

Statement of Assets and Liabilities	December 31, 2016 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $627,638)	$715,587
Investment in Security of Affiliated Issuer, at Value (Cost $89,258)	89,258
Total Investments in Securities, at Value (Cost $716,896)	804,845
Cash	72
Receivable for Portfolio Shares Sold	1,147
Dividends Receivable	377
Interest Receivable	148
Receivable from Affiliate	8
Other Assets	99
Total Assets	806,696
Liabilities:
Collateral on Securities Loaned, at Value	45,814
Payable for Advisory Fees	1,815
Payable for Portfolio Shares Redeemed	1,355
Due to Broker	370
Payable for Sub Transfer Agency Fees — Class I	131
Payable for Sub Transfer Agency Fees — Class A	40
Payable for Sub Transfer Agency Fees — Class L	1
Payable for Administration Fees	53
Payable for Professional Fees	46
Payable for Shareholder Services Fees — Class A	20
Payable for Distribution and Shareholder Services Fees — Class L	1
Payable for Directors' Fees and Expenses	14
Payable for Custodian Fees	12
Payable for Transfer Agency Fees — Class I	5
Payable for Transfer Agency Fees — Class A	5
Payable for Transfer Agency Fees — Class L	1
Payable for Transfer Agency Fees — Class IS	1
Other Liabilities	93
Total Liabilities	49,777
Net Assets	$756,919
Net Assets Consist Of:
Paid-in-Capital	$648,481
Accumulated Net Investment Loss	(573)
Accumulated Net Realized Gain	21,062
Unrealized Appreciation (Depreciation) on:
Investments	87,949
Foreign Currency Translations	(—	@)
Net Assets	$756,919

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Small Company Growth Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2016 (000)
CLASS I:
Net Assets	$305,945
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	23,077,681
Net Asset Value, Offering and Redemption Price Per Share	$13.26
CLASS A:
Net Assets	$87,864
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	7,494,652
Net Asset Value, Redemption Price Per Share	$11.72
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.65
Maximum Offering Price Per Share	$12.37
CLASS L:
Net Assets	$1,524
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	134,415
Net Asset Value, Offering and Redemption Price Per Share	$11.34
CLASS IS:
Net Assets	$361,586
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	27,204,261
Net Asset Value, Offering and Redemption Price Per Share	$13.29
(1) Including: Securities on Loan, at Value:	$45,802

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Small Company Growth Portfolio

Statement of Operations	Year Ended December 31, 2016 (000)
Investment Income:
Income from Securities Loaned — Net	$7,124
Dividends from Securities of Unaffiliated Issuers	3,770
Dividends from Securities of Affiliated Issuer (Note G)	122
Total Investment Income	11,016
Expenses:
Advisory Fees (Note B)	9,730
Sub Transfer Agency Fees — Class I	683
Sub Transfer Agency Fees — Class A	174
Sub Transfer Agency Fees — Class L	5
Administration Fees (Note C)	852
Shareholder Services Fees — Class A (Note D)	286
Distribution and Shareholder Services Fees — Class L (Note D)	12
Professional Fees	97
Registration Fees	94
Shareholder Reporting Fees	79
Custodian Fees (Note F)	73
Transfer Agency Fees — Class I (Note E)	21
Transfer Agency Fees — Class A (Note E)	19
Transfer Agency Fees — Class L (Note E)	3
Transfer Agency Fees — Class IS (Note E)	4
Directors' Fees and Expenses	30
Pricing Fees	6
Other Expenses	46
Total Expenses	12,214
Waiver of Advisory Fees (Note B)	(765)
Reimbursement of Class Specific Expenses — Class I (Note B)	(351)
Reimbursement of Class Specific Expenses — Class A (Note B)	(6)
Reimbursement of Class Specific Expenses — Class L (Note B)	(4)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(3)
Rebate from Morgan Stanley Affiliate (Note G)	(52)
Reimbursement of Custodian Fees (Note F)	(43)
Net Expenses	10,990
Net Investment Income	26
Realized Gain:
Investments Sold	52,252
Foreign Currency Transactions	10
Net Realized Gain	52,262
Change in Unrealized Appreciation (Depreciation):
Investments	(85,970)
Foreign Currency Translations	— @
Net Change in Unrealized Appreciation (Depreciation)	(85,970)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(33,708)
Net Decrease in Net Assets Resulting from Operations	$(33,682)

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Small Company Growth Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2016 (000)	Year Ended December 31, 2015 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income (Loss)	$26	$(5,406)
Net Realized Gain	52,262	118,987
Net Change in Unrealized Appreciation (Depreciation)	(85,970)	(280,693)
Net Decrease in Net Assets Resulting from Operations	(33,682)	(167,112)
Distributions from and/or in Excess of:
Class I:
Net Realized Gain	(13,037)	(63,449)
Class A:
Net Realized Gain	(3,815)	(12,300)
Class L:
Net Realized Gain	(61)	(174)
Class IS:
Net Realized Gain	(12,878)	(50,360)
Total Distributions	(29,791)	(126,283)
Capital Share Transactions:(1)
Class I:
Subscribed	66,765	118,065
Distributions Reinvested	11,844	53,646
Redeemed	(467,089)	(462,723)
Class A:
Subscribed	9,837	16,043
Distributions Reinvested	3,802	12,255
Redeemed	(57,910)	(50,786)
Class L:
Subscribed	—	9
Distributions Reinvested	61	173
Redeemed	(323)	(290)
Class IS:
Subscribed	47,147	250,791
Distributions Reinvested	12,801	49,812
Redeemed	(323,566)	(194,000)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(696,631)	(207,005)
Redemption Fees	8	41
Total Decrease in Net Assets	(760,096)	(500,359)
Net Assets:
Beginning of Period	1,517,015	2,017,374
End of Period (Including Accumulated Net Investment Loss of $(573) and $(1,142))	$756,919	$1,517,015

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Small Company Growth Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2016 (000)	Year Ended December 31, 2015 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	5,147	7,216
Shares Issued on Distributions Reinvested	889	3,848
Shares Redeemed	(35,214)	(28,933)
Net Decrease in Class I Shares Outstanding	(29,178)	(17,869)
Class A:
Shares Subscribed	856	1,079
Shares Issued on Distributions Reinvested	322	986
Shares Redeemed	(4,837)	(3,426)
Net Decrease in Class A Shares Outstanding	(3,659)	(1,361)
Class L:
Shares Subscribed	—	1
Shares Issued on Distributions Reinvested	5	14
Shares Redeemed	(28)	(20)
Net Decrease in Class L Shares Outstanding	(23)	(5)
Class IS:
Shares Subscribed	3,684	15,424
Shares Issued on Distributions Reinvested	958	3,570
Shares Redeemed	(25,375)	(11,750)
Net Increase (Decrease) in Class IS Shares Outstanding	(20,733)	7,244

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

Small Company Growth Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$13.75		$16.50		$20.55		$14.16		$12.64
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (2)	0.00	(3)	(0.05)		(0.06)		(0.09)		(0.03)
Net Realized and Unrealized Gain (Loss)	(0.05)		(1.51)		(2.04)		8.77		2.19
Total from Investment Operations	(0.05)		(1.56)		(2.10)		8.68		2.16
Distributions from and/or in Excess of:
Net Realized Gain	(0.44)		(1.19)		(1.95)		(2.29)		(0.64)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$13.26		$13.75		$16.50		$20.55		$14.16
Total Return (4)	(0.35)%		(9.58)%		(9.68)%		62.26%		17.10%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$305,945		$718,386		$1,156,812		$2,017,558		$1,143,640
Ratio of Expenses to Average Net Assets (8)	1.02	%(5)(6)	1.05	%(5)	1.05	%(5)	1.04	%(5)	1.05	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets (8)	0.02	%(5)	(0.29	)%(5)	(0.34	)%(5)	(0.49	)%(5)	(0.20	)%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.01%		0.00	%(7)
Portfolio Turnover Rate	51%		42%		53%		43%		22%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.17%		1.11%		1.13%		1.08%		1.12%
Net Investment Loss to Average Net Assets	(0.13)%		(0.35)%		(0.42)%		(0.53)%		(0.27)%

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective July 1, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.00% for Class I shares. Prior to July 1, 2016, the maximum ratio was 1.05% for Class I shares.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

Small Company Growth Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$12.25		$14.89		$18.83		$13.13		$11.80
Income (Loss) from Investment Operations:
Net Investment Loss (2)	(0.04)		(0.09)		(0.11)		(0.13)		(0.06)
Net Realized and Unrealized Gain (Loss)	(0.05)		(1.36)		(1.88)		8.12		2.03
Total from Investment Operations	(0.09)		(1.45)		(1.99)		7.99		1.97
Distributions from and/or in Excess of:
Net Realized Gain	(0.44)		(1.19)		(1.95)		(2.29)		(0.64)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$11.72		$12.25		$14.89		$18.83		$13.13
Total Return (4)	(0.73)%		(9.88)%		(9.98)%		61.88%		16.70%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$87,864		$136,621		$186,307		$282,632		$156,824
Ratio of Expenses to Average Net Assets (9)	1.37	%(5)(7)	1.37	%(5)	1.38	%(5)	1.31	%(5)(6)	1.30	%(5)
Ratio of Net Investment Loss to Average Net Assets (9)	(0.35	)%(5)	(0.61	)%(5)	(0.67	)%(5)	(0.75	)%(5)	(0.45	)%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.01%		0.00	%(8)
Portfolio Turnover Rate	51	%(4)	42%		53%		43%		22%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.45%		1.38%		N/A		1.35%		1.37%
Net Investment Loss to Average Net Assets	(0.43)%		(0.62)%		N/A		(0.79)%		(0.52)%

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.40% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.30% for Class A shares.

(7)  Effective July 1, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.35% for Class A shares. Prior to July 1, 2016, the maximum ratio was 1.40% for Class A shares.

(8)  Amount is less than 0.005%.
The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

Small Company Growth Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$11.92		$14.60		$18.60		$13.06		$11.79
Income (Loss) from Investment Operations:
Net Investment Loss (2)	(0.10)		(0.16)		(0.19)		(0.21)		(0.12)
Net Realized and Unrealized Gain (Loss)	(0.04)		(1.33)		(1.86)		8.04		2.03
Total from Investment Operations	(0.14)		(1.49)		(2.05)		7.83		1.91
Distributions from and/or in Excess of:
Net Realized Gain	(0.44)		(1.19)		(1.95)		(2.29)		(0.64)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	(0.00	)(3)
Net Asset Value, End of Period	$11.34		$11.92		$14.60		$18.60		$13.06
Total Return (4)	(1.17)%		(10.36)%		(10.43)%		60.97%		16.21%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,524		$1,874		$2,370		$2,632		$1,696
Ratio of Expenses to Average Net Assets (9)	1.87	%(5)(7)	1.90	%(5)	1.90	%(5)	1.83	%(5)(6)	1.80	%(5)
Ratio of Net Investment Loss to Average Net Assets (9)	(0.88	)%(5)	(1.13	)%(5)	(1.16	)%(5)	(1.27	)%(5)	(0.95	)%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.01%		0.00	%(8)
Portfolio Turnover Rate	51%		42%		53%		43%		22%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.21%		2.10%		2.02%		1.92%		1.87%
Net Investment Loss to Average Net Assets	(1.22)%		(1.33)%		(1.28)%		(1.36)%		(1.02)%

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.90% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.80% for Class L shares.

(7)  Effective July 1, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.85% for Class L shares. Prior to July 1, 2016, the maximum ratio was 1.90% for Class L shares.

(8)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

Small Company Growth Portfolio

	Class IS
	Year Ended December 31,						Period from September 13, 2013(2) to
Selected Per Share Data and Ratios	2016(1)		2015		2014		December 31, 2013
Net Asset Value, Beginning of Period	$13.77		$16.51		$20.55		$19.51
Income (Loss) from Investment Operations:
Net Investment Income (Loss) (3)	0.01		(0.03)		(0.03)		(0.02)
Net Realized and Unrealized Gain (Loss)	(0.05)		(1.52)		(2.06)		3.15
Total from Investment Operations	(0.04)		(1.55)		(2.09)		3.13
Distributions from and/or in Excess of:
Net Realized Gain	(0.44)		(1.19)		(1.95)		(2.09)
Redemption Fees	0.00	(4)	0.00	(4)	0.00	(4)	0.00	(4)
Net Asset Value, End of Period	$13.29		$13.77		$16.51		$20.55
Total Return (5)	(0.28)%		(9.52)%		(9.63)%		16.50	%(10)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$361,586		$660,134		$671,885		$125,351
Ratio of Expenses to Average Net Assets (12)	0.95	%(6)(8)	0.98	%(6)	0.97	%(6)	0.97	%(6)(7)(11)
Ratio of Net Investment Income (Loss) to Average Net Assets (12)	0.08	%(6)	(0.21	)%(6)	(0.17	)%(6)	(0.30	)%(6)(11)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(9)	0.00	%(9)	0.00	%(9)	0.01	%(11)
Portfolio Turnover Rate	51%		42%		53%		43	%(10)
(12) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.03%		0.99%		0.98%		0.99	%(11)
Net Investment Loss to Average Net Assets	(0.00	)%(9)	(0.22)%		(0.18)%		(0.32	)%(11)

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.98% for Class IS shares.

(8)  Effective July 1, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.93% for Class IS shares. Prior to July 1, 2016, the maximum ratio was 0.98% for Class IS shares.

(9)  Amount is less than 0.005%.

(10)  Not Annualized.

(11)  Annualized.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-nine separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Small Company Growth Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies. The Portfolio holds promissory notes it has made to certain investee companies for this same purpose, the details of which are disclosed in the Portfolio of Investments.

The Portfolio offers four classes of shares — Class I, Class A, Class L and Class IS. The Portfolio's Class A shares are currently closed to new investors and the Portfolio suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions. The Portfolio's Class I and Class IS shares are closed to new investors with certain exceptions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Fund's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) Listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sale price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (5) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser"), determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments,

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2016.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Assets:
Common Stocks
Aerospace & Defense	$31,246	$—	$—		$31,246
Biotechnology	11,524	—	—		11,524
Capital Markets	8,141	—	—		8,141
Consumer Finance	6,696	—	—		6,696
Electronic Equipment, Instruments & Components	6,863	—	—		6,863
Health Care Equipment & Supplies	7,424	—	—		7,424
Health Care Providers & Services	22,861	—	—		22,861
Health Care Technology	81,024	—	—		81,024
Hotels, Restaurants & Leisure	95,894	—	—		95,894
Internet & Direct Marketing Retail	24,415	—	—		24,415
Internet Software & Services	137,046	—	—		137,046
Machinery	42,857	—	—		42,857
Multi-Utilities	—	—	—	†	—	†
Multi-line Retail	15,174	—	—		15,174
Personal Products	2,231	—	—		2,231
Professional Services	48,454	—	—		48,454
Software	72,001	—	—		72,001
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Specialty Retail	$29,835	$—	$—		$29,835
Total Common Stocks	643,686	—	—	†	643,686	†
Preferred Stocks	—	—	62,200	†	62,200	†
Promissory Notes	—	—	—	†	—	†
Call Option Purchased	—	420	—		420
Short-Term Investments
Investment Company	89,258	—	—		89,258
Repurchase Agreements	—	9,281	—		9,281
Total Short-Term Investments	89,258	9,281	—		98,539
Total Assets	$732,944	$9,701	$62,200	†	$804,845	†

†  Includes one or more securities which are valued at zero.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2016, securities with a total value of approximately $13,028 transferred from Level 2 to Level 1. Securities that were valued using other significant observable inputs at December 31, 2015 were valued using unadjusted quoted prices at December 31, 2016. At December 31 2015, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stocks (000)		Preferred Stocks (000)	Promissory Notes (000)
Beginning Balance	$7,611	†	$99,647	$540
Purchases	—		—	—
Sales	(9,081)		—	—
Amortization of discount	—		—	(3)
Transfers in	—		—	—
Transfers out	—		—	—
Corporate actions	—		—	—
Change in unrealized appreciation (depreciation)	(1,782)		(37,447)	(537)
Realized gains (losses)	3,252		—	—
Ending Balance	$—	†	$62,200	$— †
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2016	$—		$(37,447)	$(537)

†  Includes one or more securities which are valued at zero.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2016. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance.

	Fair Value at December 31, 2016 (000)	Valuation Technique	Unobservable Input	Range				Selected Value		Impact to Valuation from an increase in input
Health Care Technology
Preferred Stock	$5,492	Discounted Cash Flow	Weighted Average Cost of Capital	18.0%		20.0%		19.0%		Decrease
			Perpetual Growth Rate	3.0%		4.0%		3.5%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	8.6	x	12.8	x	12.3	x	Increase
			Discount for Lack of Marketability	20.0%		20.0%		20.0%		Decrease
Hotels, Restaurants & Leisure
Preferred Stock	$15,648	Discounted Cash Flow	Weighted Average Cost of Capital	20.0%		22.0%		21.0%		Decrease
			Perpetual Growth Rate	2.5%		3.5%		3.0%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	1.9	x	5.5	x	3.2	x	Increase
			Discount for Lack of Marketability	20.0%		20.0%		20.0%		Decrease
Internet & Direct Marketing Retail
Preferred Stock	$21,086	Discounted Cash Flow	Weighted Average Cost of Capital	17.5%		19.5%		18.5%		Decrease
			Perpetual Growth Rate	3.5%		4.5%		4.0%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	1.1	x	2.8	x	2.2	x	Increase
			Discount for Lack of Marketability	20.0%		20.0%		20.0%		Decrease
Internet Software & Services
Preferred Stock	$7,090	Discounted Cash Flow	Weighted Average Cost of Capital	23.5%		25.5%		24.5%		Decrease
			Perpetual Growth Rate	3.0%		4.0%		3.5%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	2.5	x	10.6	x	7.9x		Increase
			Discount for Lack of Marketability	20.0%		20.0%		20.0%		Decrease
Software
Preferred Stocks	$9,274	Discounted Cash Flow	Weighted Average Cost of Capital	19.0%		21.0%		20.0%		Decrease
			Perpetual Growth Rate	3.0%		4.0%		3.5%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	2.9	x	5.6	x	2.9	x	Increase
			Discount for Lack of Marketability	20.0%		20.0%		20.0%		Decrease
	$3,610	Discounted Cash Flow	Weighted Average Cost of Capital	19.0%		21.0%		20.0%		Decrease
			Perpetual Growth Rate	3.0%		4.0%		3.5%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	4.8	x	6.6	x	5.0	x	Increase
			Discount for Lack of Marketability	20.0%		20.0%		20.0%		Decrease

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

3.  Repurchase Agreements: The Portfolio may enter into repurchase agreements under which the Portfolio lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Portfolio takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Portfolio, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

5.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Options: With respect to options, the Portfolio is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price typically in exchange for a premium paid by the Portfolio. The Portfolio may purchase and/or sell put and call options. Purchasing call options tends to increase the Portfolio's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Portfolio's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Portfolio bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If the Portfolio sells an option, it sells to another party the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price typically in exchange for a premium received by the Portfolio. When options are purchased OTC, the Portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Portfolio may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of December 31, 2016.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Options Purchased	Investments, at Value (Options Purchased)	Currency Risk	$420	(a)

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2016 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Options Purchased)	$(1,523	)(b)

(b) Amounts are included in Investments Sold in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Options Purchased)	$(3,493	)(c)

(c) Amounts are included in Investments in the Statement of Operations.

At December 31, 2016, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(d) (000)		Liabilities(d) (000)
Options Purchased	$420	(a)	$—

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(d) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2016.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
Royal Bank of Scotland	$420	$—	$(370)	$50

For the year ended December 31, 2016, the approximate average monthly amount outstanding for each derivative type is as follows:

Options Purchased:
Average monthly notional amount	191,660,000

6.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2016.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$45,802	(e)	$—	$(45,802	)(f)(g)	$0

(e) Represents market value of loaned securities at period end.

(f) The Portfolio received cash collateral of approximately $45,814,000, of which approximately $45,742,000 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of December 31, 2016, there was uninvested cash of approximately $72,000, which is not reflected in the Portfolio of Investments. In addition, the Portfolio received non-cash collateral of approximately $1,807,000 in the form of U.S. Government obligations, which the Portfolio cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(g) The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB Accounting Standards Update No. 2014-11 ("ASU No. 2014-11"), "Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2016.

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$45,814	$—	$—	$—	$45,814
Total Borrowings	$45,814	$—	$—	$—	$45,814
Gross amount of recognized liabilities for securities lending transactions					$45,814

7.  Restricted Securities: The Portfolio invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Portfolio could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Portfolio would, in either case, bear market risks during that period. Restricted securities are identified in the Portfolio of Investments.

8.  Structured Investments: The Portfolio invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Portfolio will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Portfolio is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio's illiquidity to the extent that the Portfolio, at a particular time, may be unable to find qualified buyers for these securities.

9.  Redemption Fees: The Portfolio will assess a 2% redemption fee, on Class I shares, Class A shares, Class L shares and Class IS shares, which is paid directly to the Portfolio, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

10.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

11.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

12.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Next $500 million	Next $500 million	Over $2 billion
0.92%	0.85%	0.80%	0.75%

For the year ended December 31, 2016, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.84% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.05% for Class I shares, 1.40% for Class A shares, 1.90% for Class L shares and 0.98% for Class IS shares. Effective July 1, 2016, the Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses will not exceed 1.00% for Class I shares, 1.35% for Class A shares, 1.85% for Class L shares and 0.93% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Portfolio's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2016, approximately $765,000 of advisory fees were waived and approximately $364,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

In December 2015, the Fund's Custodian announced that it had identified inconsistencies in the way in which clients were invoiced for out-of-pocket expenses from 1998 until November 2015. The dollar amount difference between what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The Custodian reimbursed the Portfolio directly, which was recognized as a change in accounting estimate and was reflected as "Reimbursement of Custodian Fees" in the Statement of Operations. Pursuant to the expense limitations described in Note B, the Portfolio has experienced waiver of advisory fees during the current period. Accordingly, the reimbursement of out-of-pocket custodian expenses in the current period resulted in the reduction in the current period waiver of advisory fees.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2016, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $531,630,000 and $1,257,217,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2016.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2016, advisory fees paid were reduced by approximately $52,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2016 is as follows:

Value December 31, 2015 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2016 (000)
$310,562	$783,816	$1,005,120	$122	$89,258

During the year ended December 31, 2016, the Portfolio incurred approximately $29,000 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser/Administrator and Distributor, for portfolio transactions executed on behalf of the Portfolio.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

The Portfolio is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2016, the Portfolio engaged in cross-trade sales of approximately $2,830,000 which resulted in net realized gains or losses of approximately $592,000.

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2016, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2016 and 2015 was as follows:

2016 Distributions Paid From:		2015 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$—	$29,791	$—	$126,283

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, a net operating loss and basis adjustments on partnerships, resulted in the following reclassifications among the components of net assets at December 31, 2016:

Accumulated Net Investment Loss (000)	Accumulated Net Realized Gain (000)	Paid-in- Capital (000)
$543	$2,869	$(3,412)

At December 31, 2016, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$—	$44,122

Qualified late year losses are capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year that, if elected, are deemed to arise on the first day of the Portfolio's next taxable year. For the year ended December 31, 2016, the Portfolio deferred to January 1, 2017 for U.S. federal income tax purposes the following losses:

Qualified Late Year Ordinary Losses (000)	Post-October Capital Losses (000)
$506	$—

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

I. Credit Facility: As of April 4, 2016, the Fund and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "facility") with State Street. This facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or one month libor rate plus a spread. The facility also has a commitment fee of 0.25% per annum based on the unused portion of the facility. During the year ended December 31, 2016, the Portfolio did not have any borrowings under the facility.

J. Other: At December 31, 2016, the Portfolio had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 48.2%.

K. Accounting Pronouncements: In December 2016, FASB issued Accounting Standards update 2016-19 — Technical Corrections and Improvements ("ASU 2016-19"), which is effective for interim periods for all entities beginning after December 15, 2016. ASU 2016-19 includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. That amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. Although still evaluating the potential impacts of ASU 2016-19 to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

In October 2016, the Securities and Exchange Commission ("SEC") issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the Portfolio's net assets or results of operations. Although still evaluating the potential impacts of the Investment Company Reporting Modernization to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Small Company Growth Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Small Company Growth Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Small Company Growth Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 28, 2017

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2016. The Portfolio designated and paid approximately $29,791,000 as a long-term capital gain distribution.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to nonaffiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (72) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				90

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (63) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	91	Director of various non-profit organizations.
Nancy C. Everett (61) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	91

Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (59) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	91

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (67) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	91	Director of NVR, Inc. (home construction).
Joseph J. Kearns (74) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	93	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (58) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				90	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (56) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Management Director, JPMorgan Asset Management (2013-2016); President, JPMorgan Funds (2010-2013), Chief Administrative Officer, JPMorgan Funds (2004-2010), Treasurer, JPMorgan Funds (2003-2004, 2008-2010), and Vice President and Board Liaison, JPMorgan Funds (2001-2004); Managing Director, J.P. Morgan Investment Management Inc. (2001-2013); Vice President of Finance, Pierpont Group (1996-2001); Vice President, Bank of New York (1995-1996); Senior Audit Manager, Price Waterhouse, LLP (1982-1995).	91	None.
Michael E. Nugent (80) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	92	None.
W. Allen Reed (69) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	91	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (84) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	92	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2016) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

37

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (53) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (51) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (49) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

38

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, 100 F Street, NE, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Portfolio of Morgan Stanley Institutional Fund, Inc., which describes in detail the Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

39

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc
522 Fifth Avenue
New York, New York 10036

© 2017 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFISCGANN
1696210 EXP. 02.28.18

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

U.S. Real Estate Portfolio

Annual Report

December 31, 2016

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	9
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	27
Federal Tax Notice	28
Privacy Notice	29
Director and Officer Information	32

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Portfolio of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Portfolio, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in U.S. Real Estate Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2017

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Expense Example (unaudited)

U.S. Real Estate Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/16	Actual Ending Account Value 12/31/16	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
U.S. Real Estate Portfolio Class I	$1,000.00	$969.70	$1,020.16	$4.90	$5.03	0.99	%***
U.S. Real Estate Portfolio Class A	1,000.00	968.30	1,018.65	6.38	6.55	1.29	***
U.S. Real Estate Portfolio Class L	1,000.00	965.90	1,015.94	9.04	9.27	1.83	***
U.S. Real Estate Portfolio Class C	1,000.00	964.90	1,014.63	10.32	10.58	2.09	***
U.S. Real Estate Portfolio Class IS	1,000.00	970.60	1,020.66	4.41	4.52	0.89	***

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

***  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Investment Overview (unaudited)

U.S. Real Estate Portfolio

The Portfolio seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs").

Performance

For the year ended December 31, 2016, the Portfolio's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 6.79%, net of fees. The Portfolio's Class I shares underperformed against the Portfolio's benchmark, the FTSE NAREIT Equity REITs Index (the "Index"), which returned 8.52%, and underperformed the S&P 500® Index, which returned 11.96%.

Factors Affecting Performance

•  The REITs market gained 8.52% in the 12-month period ending December 31, 2016, as measured by the Index. The key driver of Portfolio underperformance relative to the Index was the first half of 2016 when investors held a dramatic preference for yield-oriented stocks and/or market segments with perceived defensive characteristics, irrespective of underlying valuations, in a lower-for-longer interest rate environment, and appeared to rotate away from segments where cash flows were viewed as more economically sensitive despite trading at very attractive discounted valuations. In the second half of 2016, the Portfolio outperformed amid a partial reversal of the lower-for-longer investment theme and building enthusiasm for better economic growth, but this was not sufficient to offset underperformance in the first half of the year.

•  Among the major sectors, the office sector outperformed and the apartment and retail sectors underperformed the Index. Within the office sector, companies with exposure to secondary central business district ("CBD")/suburban assets significantly outperformed the Index, while the primary CBD companies modestly underperformed the Index. The apartment sector appeared to underperform for the year due to the decelerating pace of net operating income growth, primarily due to weaker revenue growth in New York City and northern California markets, which are currently absorbing elevated supply deliveries. The retail sector significantly underperformed as both mall and shopping center owners underperformed the

Index as a result of concerns with regard to department store closures and specialty retailer bankruptcies resulting in additional store closures. This negative investor sentiment caused the malls to be among the weakest performers for the full year. The health care REITs significantly underperformed the Index in the fourth quarter as this sector had been a key beneficiary of the lower-for-longer investment theme, which had a partial reversal in the quarter. This fourth quarter weakness, along with operational challenges faced by health care companies in 2016, caused the sector to modestly underperform the Index for the full year. Among the smaller sectors, the hotel sector posted strong outperformance due to building enthusiasm for better economic growth, which could lead to improved corporate travel demand. The data center and industrial stocks were among the best-performing sectors for the full year, while the storage sector was the weakest. Finally, the net lease REITs posted strong outperformance for the full year despite significantly underperforming the Index in the fourth quarter, due to the partial reversal of the lower-for-longer investment theme.

•  The Portfolio underperformed the Index for the period. Favorable bottom-up stock selection was more than offset by underperformance from top-down sector allocation relative to the Index. From a bottom-up perspective, the Portfolio achieved favorable relative stock selection in the hotel, health care and mall sectors. From a top-down perspective, the overweight to the hotel sector and underweight to the storage sector contributed to relative performance. This was more than offset by the overweight to the mall sector and underweight to the data center, industrial and net lease sectors, which detracted from performance.

Management Strategies

•  We have maintained our core investment philosophy as a real estate value investor. This results in the ownership of stocks whose share prices we believe provide real estate exposure at the best valuation relative to their underlying asset values. We continue to focus on relative implied valuations as a key metric. Our company-specific research leads us to an overweighting in the Portfolio to a group of companies that are focused in the ownership of high quality malls, primary CBD

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Investment Overview (unaudited) (cont'd)

U.S. Real Estate Portfolio

office assets, apartments, and a number of out-of-favor companies, and an underweighting to companies concentrated in the ownership of net lease, data center, and health care assets.

•  Our outlook for the REIT market is based on two key factors: private market pricing for underlying real estate assets and public market pricing for the securities. With asset values for high-quality assets having fully recovered and now, on average, approximately 20% in excess of peak levels achieved in 2007, the overall REIT market ended the year trading at a slight premium to net asset values ("NAVs").(i) We see attractive value in several key property sectors with malls and New York City office trading at the most significant discounts to NAVs. However, there is a disparity in valuations as sectors with perceived defensive characteristics and/or providing higher dividends (e.g., health care, net lease) are trading at significant premiums to NAVs. Excluding the health care and net lease stocks, the REIT sector ended the year trading at a 4% discount to NAVs.(i)

(i)  Source: Morgan Stanley Investment Management as of ending date December 31, 2016

*  Minimum Investment for Class I shares

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C and IS shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Investment Overview (unaudited) (cont'd)

U.S. Real Estate Portfolio

Performance Compared to the FTSE NAREIT Equity REITs Index(1), the S&P 500® Index(2), and the Lipper Real Estate Funds Average(3)

	Period Ended December 31, 2016 Total Returns(4)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(10)
Portfolio — Class I Shares w/o sales charges(5)	6.79%	11.21%	4.55%	12.35%
Portfolio — Class A Shares w/o sales charges(6)	6.47	10.89	4.26	11.52
Portfolio — Class A Shares with maximum 5.25% sales charges(6)	0.85	9.71	3.70	11.23
Portfolio — Class L Shares w/o sales charges(7)	5.91	10.32	—	10.29
Portfolio — Class C Shares w/o sales charges(9)	5.72	—	—	5.04
Portfolio — Class C Shares with maximum 1.00% deferred sales charges(9)	4.76	—	—	5.04
Portfolio — Class IS Shares w/o sales charges(8)	6.96	—	—	11.61
FTSE NAREIT Equity REITs Index	8.52	12.01	5.08	11.05
S&P 500® Index	11.96	14.66	6.95	9.29
Lipper Real Estate Funds Average	7.03	10.84	4.30	10.91

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The FTSE NAREIT (National Association of Real Estate Investment Trusts) Equity REITs Index is a free float-adjusted market capitalization weighted index of tax-qualified REITs listed on the New York Stock Exchange, NYSE Amex and the NASDAQ National Market Systems. Effective December 20, 2010, the FTSE NAREIT Equity REITs Index will not include "Timber REITs". The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Standard & Poor's 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 80% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Lipper Real Estate Funds Average tracks the performance of all funds in the Lipper Real Estate Funds classification. The Average, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. As of the date of this report, the Portfolio is in the Lipper Real Estate Funds classification.

(4)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(5)  Commenced operations on February 24, 1995.

(6)  Commenced offering on January 2, 1996.

(7)  Commenced offering on November 11, 2011.

(8)  Commenced offering on September 13, 2013.

(9)  Commenced offering on April 30, 2015.

(10)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Portfolio, not the inception of the Index.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Portfolio of Investments

U.S. Real Estate Portfolio

	Shares	Value (000)
Common Stocks (98.9%)
Apartments (17.8%)
Apartment Investment & Management Co., Class A REIT	141,533	$6,433
AvalonBay Communities, Inc. REIT	197,163	34,927
Camden Property Trust REIT	203,773	17,131
Equity Residential REIT	900,306	57,944
Essex Property Trust, Inc. REIT	86,660	20,148
Monogram Residential Trust, Inc. REIT	18,912	205
		136,788
Data Centers (2.0%)
Digital Realty Trust, Inc. REIT	61,190	6,013
QTS Realty Trust, Inc., Class A REIT	192,578	9,561
		15,574
Diversified (7.3%)
Vornado Realty Trust REIT	539,626	56,321
Free Standing (2.2%)
National Retail Properties, Inc. REIT	227,451	10,053
Spirit Realty Capital, Inc. REIT	143,100	1,554
STORE Capital Corp. REIT	217,782	5,382
		16,989
Health Care (8.8%)
Healthcare Realty Trust, Inc. REIT	163,574	4,959
MedEquities Realty Trust, Inc. REIT	107,536	1,194
Senior Housing Properties Trust REIT	225,253	4,264
Ventas, Inc. REIT	443,821	27,748
Welltower, Inc. REIT	437,924	29,310
		67,475
Industrial (4.7%)
Cabot Industrial Value Fund II, LP REIT (a)(b)(c)(d) (See Note A-4)	14,000	8,491
Duke Realty Corp. REIT	202,425	5,376
Exeter Industrial Value Fund, LP REIT (a)(b)(c)(d) (See Note A-4)	7,905,000	2,292
Liberty Property Trust REIT	11,657	460
ProLogis, Inc. REIT	263,566	13,914
Rexford Industrial Realty, Inc. REIT	231,736	5,374
		35,907
Lodging/Resorts (8.1%)
Chesapeake Lodging Trust REIT	231,818	5,995
Hilton Worldwide Holdings, Inc.	509,050	13,846
Host Hotels & Resorts, Inc. REIT	1,525,783	28,746
LaSalle Hotel Properties REIT	341,056	10,392
Xenia Hotels & Resorts, Inc. REIT	173,956	3,378
		62,357
Manufactured Homes (0.3%)
Equity Lifestyle Properties, Inc. REIT	35,099	2,531
Office (12.6%)
Boston Properties, Inc. REIT	340,205	42,791
BRCP REIT II, LP (a)(b)(c)(d) (See Note A-4)	8,363,574	3,755
Columbia Property Trust, Inc. REIT	127,192	2,748
	Shares	Value (000)
Corporate Office Properties Trust REIT	66,794	$2,085
Cousins Properties, Inc. REIT	591,875	5,037
Douglas Emmett, Inc. REIT	243,188	8,891
Hudson Pacific Properties, Inc. REIT	426,228	14,824
Mack-Cali Realty Corp. REIT	29,492	856
Paramount Group, Inc. REIT	546,581	8,740
Parkway, Inc. REIT (a)	187,200	4,165
SL Green Realty Corp. REIT	31,800	3,420
		97,312
Regional Malls (18.2%)
CBL & Associates Properties, Inc. REIT	30,565	351
General Growth Properties, Inc. REIT	1,335,781	33,368
Simon Property Group, Inc. REIT	578,677	102,814
Taubman Centers, Inc. REIT	52,555	3,885
		140,418
Self Storage (6.9%)
CubeSmart REIT	135,369	3,624
Life Storage, Inc. REIT	118,465	10,100
Public Storage REIT	177,093	39,580
		53,304
Shopping Centers (9.0%)
Acadia Realty Trust REIT	36,247	1,185
Brixmor Property Group, Inc. REIT	162,740	3,974
DDR Corp. REIT	68,752	1,050
Equity One, Inc. REIT	221,380	6,794
Federal Realty Investment Trust REIT	23,499	3,339
Kimco Realty Corp. REIT	329,730	8,296
Regency Centers Corp. REIT	406,728	28,044
Tanger Factory Outlet Centers, Inc. REIT	461,629	16,517
		69,199
Single Family Homes (0.2%)
American Homes 4 Rent, Class A REIT	64,420	1,352
Specialty (0.8%)
Gaming and Leisure Properties, Inc. REIT	207,353	6,349
Total Common Stocks (Cost $531,041)		761,876
Short-Term Investment (0.7%)
Investment Company (0.7%)
Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio — Institutional Class (See Note G) (Cost $5,194)	5,193,844	5,194
Total Investments (99.6%) (Cost $536,235) (e)		767,070
Other Assets in Excess of Liabilities (0.4%)		3,367
Net Assets (100.0%)		$770,437

(a)  Non-income producing security.

(b)  At December 31, 2016, the Portfolio held fair valued securities valued at approximately $14,538,000, representing 1.9% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Portfolio of Investments (cont'd)

U.S. Real Estate Portfolio

(c)  Security has been deemed illiquid at December 31, 2016.

(d)  Restricted security valued at fair value and not registered under the Securities Act of 1933. BRCP REIT II, LP was acquired between 10/06 - 4/11 and has a current cost basis of approximately $5,523,000. Cabot Industrial Value Fund II, LP was acquired between 11/05 - 2/10 and has a current cost basis of approximately $6,867,000. Exeter Industrial Value Fund, LP was acquired between 11/07 - 4/11 and has a current cost basis of approximately $245,000. At December 31, 2016, these securities had an aggregate market value of approximately $14,538,000, representing 1.9% of net assets.

(e)  At December 31, 2016, the aggregate cost for federal income tax purposes is approximately $541,455,000. The aggregate gross unrealized appreciation is approximately $230,456,000 and the aggregate gross unrealized depreciation is approximately $4,841,000, resulting in net unrealized appreciation of approximately $225,615,000.

REIT  Real Estate Investment Trust.

Portfolio Composition

Classification	Percentage of Total Investments
Regional Malls	18.3%
Apartments	17.8
Office	12.7
Other*	10.9
Shopping Centers	9.0
Health Care	8.8
Lodging/Resorts	8.1
Diversified	7.4
Self Storage	7.0
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

U.S. Real Estate Portfolio

Statement of Assets and Liabilities	December 31, 2016 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $531,041)	$761,876
Investment in Security of Affiliated Issuer, at Value (Cost $5,194)	5,194
Total Investments in Securities, at Value (Cost $536,235)	767,070
Foreign Currency, at value (Cost $1)	—	@
Receivable for Investments Sold	5,675
Dividends Receivable	3,228
Receivable for Portfolio Shares Sold	813
Receivable from Affiliate	2
Other Assets	85
Total Assets	776,873
Liabilities:
Payable for Portfolio Shares Redeemed	3,902
Payable for Advisory Fees	1,486
Payable for Investments Purchased	684
Payable for Sub Transfer Agency Fees — Class I	115
Payable for Sub Transfer Agency Fees — Class A	19
Payable for Sub Transfer Agency Fees — Class L	1
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Administration Fees	52
Payable for Professional Fees	42
Payable for Directors' Fees and Expenses	25
Payable for Shareholder Services Fees — Class A	16
Payable for Distribution and Shareholder Services Fees — Class L	2
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Payable for Transfer Agency Fees — Class I	8
Payable for Transfer Agency Fees — Class A	4
Payable for Transfer Agency Fees — Class L	1
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class IS	—	@
Payable for Custodian Fees	10
Bank Overdraft	2
Other Liabilities	67
Total Liabilities	6,436
Net Assets	$770,437
Net Assets Consist Of:
Paid-in-Capital	$536,621
Accumulated Undistributed Net Investment Income	821
Accumulated Net Realized Gain	2,160
Unrealized Appreciation (Depreciation) on:
Investments	230,835
Foreign Currency Translations	(—	@)
Net Assets	$770,437

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

U.S. Real Estate Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2016 (000)
CLASS I:
Net Assets	$494,967
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	28,756,478
Net Asset Value, Offering and Redemption Price Per Share	$17.21
CLASS A:
Net Assets	$76,082
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	4,544,424
Net Asset Value, Redemption Price Per Share	$16.74
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.93
Maximum Offering Price Per Share	$17.67
CLASS L:
Net Assets	$3,471
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	207,477
Net Asset Value, Offering and Redemption Price Per Share	$16.73
CLASS C:
Net Assets	$427
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	25,640
Net Asset Value, Offering and Redemption Price Per Share	$16.67
CLASS IS:
Net Assets	$195,490
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	11,355,793
Net Asset Value, Offering and Redemption Price Per Share	$17.22

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

U.S. Real Estate Portfolio

Statement of Operations	Year Ended December 31, 2016 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$22,195
Dividends from Security of Affiliated Issuer (Note G)	44
Total Investment Income	22,239
Expenses:
Advisory Fees (Note B)	6,407
Sub Transfer Agency Fees — Class I	631
Sub Transfer Agency Fees — Class A	115
Sub Transfer Agency Fees — Class L	4
Sub Transfer Agency Fees — Class C	— @
Administration Fees (Note C)	657
Shareholder Services Fees — Class A (Note D)	215
Distribution and Shareholder Services Fees — Class L (Note D)	29
Distribution and Shareholder Services Fees — Class C (Note D)	2
Registration Fees	99
Professional Fees	85
Shareholder Reporting Fees	79
Transfer Agency Fees — Class I (Note E)	31
Transfer Agency Fees — Class A (Note E)	15
Transfer Agency Fees — Class L (Note E)	3
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	2
Custodian Fees (Note F)	24
Directors' Fees and Expenses	21
Pricing Fees	4
Other Expenses	30
Total Expenses	8,455
Reimbursement of Class Specific Expenses — Class I (Note B)	(82)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(33)
Reimbursement of Custodian Fees (Note F)	(37)
Net Expenses	8,301
Net Investment Income	13,938
Realized Gain:
Investments Sold	52,824
Change in Unrealized Appreciation (Depreciation):
Investments	(13,149)
Foreign Currency Translations	— @
Net Change in Unrealized Appreciation (Depreciation)	(13,149)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	39,675
Net Increase in Net Assets Resulting from Operations	$53,613

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

U.S. Real Estate Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2016 (000)	Year Ended December 31, 2015 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$13,938	$15,592
Net Realized Gain	52,824	113,715
Net Change in Unrealized Appreciation (Depreciation)	(13,149)	(109,098)
Net Increase in Net Assets Resulting from Operations	53,613	20,209
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(10,756)	(8,675)
Net Realized Gain	(42,079)	(89,446)
Class A:
Net Investment Income	(1,446)	(982)
Net Realized Gain	(6,682)	(13,045)
Class L:
Net Investment Income	(45)	(20)
Net Realized Gain	(303)	(586)
Class C:
Net Investment Income	(3)	(— @)
Net Realized Gain	(21)	(11)
Class IS:
Net Investment Income	(3,742)	(2,237)
Net Realized Gain	(15,246)	(20,229)
Total Distributions	(80,323)	(135,231)
Capital Share Transactions:(1)
Class I:
Subscribed	89,531	111,705
Distributions Reinvested	52,022	96,912
Redeemed	(257,414)	(458,721)
Class A:
Subscribed	20,770	22,527
Distributions Reinvested	8,073	13,932
Redeemed	(37,132)	(44,080)
Class L:
Exchanged	4	—
Subscribed	—	164
Distributions Reinvested	346	601
Redeemed	(740)	(1,151)
Class C:
Subscribed	404	92 *
Distributions Reinvested	22	10 *
Redeemed	(72)	—
Class IS:
Subscribed	89,169	232,226
Distributions Reinvested	3,809	— @
Redeemed	(30,860)	(60,663)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(62,068)	(86,446)
Total Decrease in Net Assets	(88,778)	(201,468)
Net Assets:
Beginning of Period	859,215	1,060,683
End of Period (Including Accumulated Undistributed Net Investment Income of $821 and $4,521)	$770,437	$859,215

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

U.S. Real Estate Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2016 (000)	Year Ended December 31, 2015 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	4,857	5,439
Shares Issued on Distributions Reinvested	2,935	5,342
Shares Redeemed	(14,086)	(22,044)
Net Decrease in Class I Shares Outstanding	(6,294)	(11,263)
Class A:
Shares Subscribed	1,161	1,132
Shares Issued on Distributions Reinvested	468	788
Shares Redeemed	(2,106)	(2,260)
Net Decrease in Class A Shares Outstanding	(477)	(340)
Class L:
Shares Exchanged	— @@	—
Shares Subscribed	—	8
Shares Issued on Distributions Reinvested	20	34
Shares Redeemed	(42)	(58)
Net Decrease in Class L Shares Outstanding	(22)	(16)
Class C:
Shares Subscribed	23	4 *
Shares Issued on Distributions Reinvested	1	1 *
Shares Redeemed	(4)	—
Net Increase in Class C Shares Outstanding	20	5
Class IS:
Shares Subscribed	4,903	10,956
Shares Issued on Distributions Reinvested	218	— @@
Shares Redeemed	(1,696)	(3,025)
Net Increase in Class IS Shares Outstanding	3,425	7,931

*  For the period April 30, 2015 through December 31, 2015.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

U.S. Real Estate Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$17.86		$20.48		$16.55		$16.93		$14.99
Income from Investment Operations:
Net Investment Income (2)	0.31		0.32		0.36		0.27		0.24
Net Realized and Unrealized Gain	0.91		0.10		4.66		0.14		2.19
Total from Investment Operations	1.22		0.42		5.02		0.41		2.43
Distributions from and/or in Excess of:
Net Investment Income	(0.38)		(0.26)		(0.35)		(0.20)		(0.20)
Net Realized Gain	(1.49)		(2.78)		(0.74)		(0.59)		(0.29)
Total Distributions	(1.87)		(3.04)		(1.09)		(0.79)		(0.49)
Net Asset Value, End of Period	$17.21		$17.86		$20.48		$16.55		$16.93
Total Return (3)	6.79%		2.27%		30.74%		2.45%		16.26%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$494,967		$625,999		$948,311		$797,933		$826,420
Ratio of Expenses to Average Net Assets (6)	1.00	%(4)	0.98	%(4)	0.95	%(4)	1.01	%(4)	0.98	%(4)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		0.98	%(4)	0.94	%(4)	1.00	%(4)	0.97	%(4)
Ratio of Net Investment Income to Average Net Assets (6)	1.73	%(4)	1.61	%(4)	1.90	%(4)	1.51	%(4)	2.45	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Portfolio Turnover Rate	24%		24%		25%		24%		22%
(6) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.02%		N/A		N/A		1.03%		N/A
Net Investment Income to Average Net Assets	1.71%		N/A		N/A		1.49%		N/A

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

U.S. Real Estate Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$17.42		$20.04		$16.21		$16.60		$14.70
Income from Investment Operations:
Net Investment Income (2)	0.24		0.28		0.29		0.23		0.19
Net Realized and Unrealized Gain	0.89		0.08		4.56		0.12		2.16
Total from Investment Operations	1.13		0.42		4.85		0.35		2.35
Distributions from and/or in Excess of:
Net Investment Income	(0.32)		(0.20)		(0.28)		(0.15)		(0.16)
Net Realized Gain	(1.49)		(2.78)		(0.74)		(0.59)		(0.29)
Total Distributions	(1.81)		(2.98)		(1.02)		(0.74)		(0.45)
Net Asset Value, End of Period	$16.74		$17.42		$20.04		$16.21		$16.60
Total Return (3)	6.47%		2.01%		30.28%		2.14%		16.02%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$76,082		$87,462		$107,441		$101,325		$92,240
Ratio of Expenses to Average Net Assets (7)	1.29	%(4)	1.28	%(4)	1.31	%(4)	1.28	%(4)(5)	1.23	%(4)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		1.28	%(4)	1.30	%(4)	1.27	%(4)(5)	1.22	%(4)
Ratio of Net Investment Income to Average Net Assets (7)	1.37	%(4)	1.43	%(4)	1.54	%(4)	1.35	%(4)	2.20	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	24%		24%		25%		24%		22%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.30%		N/A		N/A		1.29%		N/A
Net Investment Income to Average Net Assets	1.36%		N/A		N/A		1.34%		N/A

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets would have been less than 0.005% higher and the Ratio of Net Investment Income to Average Net Assets would have been less than 0.005% lower had the custodian not reimbursed the Portfolio.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.35% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.25% for Class A shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

U.S. Real Estate Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2016(1)		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$17.41		$20.03		$16.20		$16.59		$14.69
Income from Investment Operations:
Net Investment Income (2)	0.15		0.21		0.20		0.13		0.10
Net Realized and Unrealized Gain	0.89		0.04		4.56		0.13		2.16
Total from Investment Operations	1.04		0.25		4.76		0.26		2.26
Distributions from and/or in Excess of:
Net Investment Income	(0.23)		(0.09)		(0.19)		(0.06)		(0.07)
Net Realized Gain	(1.49)		(2.78)		(0.74)		(0.59)		(0.29)
Total Distributions	(1.72)		(2.87)		(0.93)		(0.65)		(0.36)
Net Asset Value, End of Period	$16.73		$17.41		$20.03		$16.20		$16.59
Total Return (3)	5.91%		1.44%		29.68%		1.62%		15.44%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,471		$3,993		$4,919		$4,462		$4,975
Ratio of Expenses to Average Net Assets (7)	1.84	%(4)	1.82	%(4)	1.79	%(4)	1.78	%(4)(5)	1.73	%(4)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		1.81	%(4)	1.78	%(4)	1.77	%(4)(5)	1.72	%(4)
Ratio of Net Investment Income to Average Net Assets (7)	0.84	%(4)	1.08	%(4)	1.06	%(4)	0.73	%(4)	1.70	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	24%		24%		25%		24%		22%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.84%		N/A		N/A		1.79%		N/A
Net Investment Income to Average Net Assets	0.84%		N/A		N/A		0.72%		N/A

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets would have been less than 0.005% higher and the Ratio of Net Investment Income to Average Net Assets would have been less than 0.005% lower had the custodian not reimbursed the Portfolio.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.85% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.75% for Class L shares.

(6)  Amount is less than 0.005%.
The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

U.S. Real Estate Portfolio

	Class C
Selected Per Share Data and Ratios	Year Ended December 31, 2016(1)		Period from April 30, 2015(2) to December 31, 2015
Net Asset Value, Beginning of Period	$17.36		$19.73
Income from Investment Operations:
Net Investment Income (3)	0.13		0.18
Net Realized and Unrealized Gain	0.87		0.31
Total from Investment Operations	1.00		0.49
Distributions from and/or in Excess of:
Net Investment Loss	(0.20)		(0.08)
Net Realized Gain	(1.49)		(2.78)
Total Distributions	(1.69)		(2.86)
Net Asset Value, End of Period	$16.67		$17.36
Total Return (4)	5.72%		2.70	%(7)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$427		$91
Ratio of Expenses to Average Net Assets (9)	2.10	%(5)	2.10	%(5)(8)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		2.10	%(5)(8)
Ratio of Net Investment Income to Average Net Assets (9)	0.73	%(5)	1.44	%(5)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(6)	0.00	%(6)(8)
Portfolio Turnover Rate	24%		24%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	3.13%		5.89	%(8)
Net Investment Income (Loss) to Average Net Assets	(0.30)%		(2.35	)%(8)

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Amount is less than 0.005%.

(7)  Not Annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

U.S. Real Estate Portfolio

	Class IS
	Year Ended December 31,						Period from September 13, 2013(2) to
Selected Per Share Data and Ratios	2016(1)		2015		2014		December 31, 2013
Net Asset Value, Beginning of Period	$17.86		$20.48		$16.55		$17.13
Income from Investment Operations:
Net Investment Income (3)	0.33		0.36		0.38		0.03
Net Realized and Unrealized Gain	0.92		0.08		4.65		0.01
Total from Investment Operations	1.25		0.44		5.03		0.04
Distributions from and/or in Excess of:
Net Investment Income	(0.40)		(0.28)		(0.36)		(0.11)
Net Realized Gain	(1.49)		(2.78)		(0.74)		(0.51)
Total Distributions	(1.89)		(3.06)		(1.10)		(0.62)
Net Asset Value, End of Period	$17.22		$17.86		$20.48		$16.55
Total Return (4)	6.96%		2.36%		30.82%		0.30	%(8)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$195,490		$141,670		$12		$10
Ratio of Expenses to Average Net Assets (10)	0.89	%(5)	0.90	%(5)	0.89	%(5)	0.90	%(5)(6)(9)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		0.90	%(5)	0.88	%(5)	0.89	%(5)(6)(9)
Ratio of Net Investment Income to Average Net Assets (10)	1.79	%(5)	1.81	%(5)	1.96	%(5)	0.52	%(5)(9)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(7)	0.00	%(7)	0.00	%(7)	N/A
Portfolio Turnover Rate	24%		24%		25%		24%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.90%		0.90%		20.21%		6.19	%(9)
Net Investment Income (Loss) to Average Net Assets	1.78%		1.81%		(17.36)%		(4.77	)%(9)

(1)  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets would have been less than 0.005% higher and the Ratio of Net Investment Income to Average Net Assets would have been less than 0.005% lower had the custodian not reimbursed the Portfolio.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.93% for Class IS shares.

(7)  Amount is less than 0.005%.

(8)  Not Annualized.

(9)  Annualized.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-nine separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio," collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the U.S. Real Estate Portfolio. The Portfolio seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs"). The Portfolio has capital subscription commitments to certain investee companies for this same purpose, the details of which are disclosed in the Unfunded Commitments note.

The Portfolio offers five classes of shares — Class I, Class A, Class L, Class C and Class IS. On April 30, 2015, the Portfolio suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Fund's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

The Portfolio invests a significant portion of its assets in securities of REITs. The market's perception of prospective declines in private real estate values and other financial assets may result in increased volatility of market prices that can negatively impact the valuation of certain issuers held by the Portfolio.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2016.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Apartments	$136,788	$—	$—	$136,788
Data Centers	15,574	—	—	15,574
Diversified	56,321	—	—	56,321
Free Standing	16,989	—	—	16,989
Health Care	67,475	—	—	67,475
Industrial	25,124	—	10,783	35,907
Lodging/Resorts	62,357	—	—	62,357
Manufactured Homes	2,531	—	—	2,531
Office	93,557	—	3,755	97,312
Regional Malls	140,418	—	—	140,418
Self Storage	53,304	—	—	53,304
Shopping Centers	69,199	—	—	69,199
Single Family Homes	1,352	—	—	1,352
Specialty	6,349	—	—	6,349
Total Common Stocks	747,338	—	14,538	761,876
Short-Term Investment
Investment Company	5,194	—	—	5,194
Total Assets	$752,532	$—	$14,538	$767,070

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2016, the Portfolio did not have any investments transfer between investment levels.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Common Stocks (000)
Beginning Balance	$15,704
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	(2,551)
Change in unrealized appreciation (depreciation)	1,385
Realized gains (losses)	—
Ending Balance	$14,538
Net change in unrealized appreciation from investments still held as of December 31, 2016	$1,725

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2016.

	Fair Value at December 31, 2016 (000)	Valuation Technique	Unobservable Input
Industrial
Common Stocks	$10,783	Reported Capital Balance, Adjusted for Subsequent Capital Calls, Return of Capital and Significant Market Changes between last Capital Statement and Valuation Date	Adjusted Capital Balance
Office
Common Stock	$3,755	Reported Capital Balance, Adjusted for Subsequent Capital Calls, Return of Capital and Significant Market Changes between last Capital Statement and Valuation Date	Adjusted Capital Balance

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Unfunded Commitments: Subject to the terms of a Subscription Agreement between the Portfolio and BRCP REIT II, LP, the Portfolio has made a subscription commitment of $9,000,000 for which it will receive 9,000,000 shares of common stock. As of December 31, 2016, BRCP REIT II, LP has drawn down approximately $8,364,000 which represents 92.9% of the commitment.

Subject to the terms of a Subscription Agreement between the Portfolio and Exeter Industrial Value Fund, LP, the Portfolio has made a subscription commitment of $8,500,000 for which it will receive 8,500,000 shares of common stock. As of December 31, 2016, Exeter Industrial Value Fund, LP has drawn down approximately $7,905,000 which represents 93.0% of the commitment.

Subject to the terms of a Subscription Agreement between the Portfolio and Cabot Industrial Value Fund II, LP, the Portfolio has made a subscription commitment of $7,500,000 for which it will receive 15,000 shares of common stock. As of December 31, 2016, Cabot Industrial Value Fund II, LP has drawn down approximately $7,000,000 which represents 93.3% of the commitment.

5.  Restricted Securities: The Portfolio invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Portfolio could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Portfolio would, in either case, bear market risks during that period. Restricted securities are identified in the Portfolio of Investments.

6.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Portfolio owns shares of REITs which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.80%	0.75%	0.70%

For the year ended December 31, 2016, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.78% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares, 1.35% for Class A shares, 1.85% for Class L shares, 2.10% for Class C shares and 0.93% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Portfolio's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2016, approximately $84,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

In December 2015, the Fund's Custodian announced that it had identified inconsistencies in the way in which clients were invoiced for out-of-pocket expenses from 1998 until

November 2015. The dollar amount difference between what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The Custodian reimbursed the Portfolio directly, which was recognized as a change in accounting estimate and was reflected as "Reimbursement of Custodian Fees" in the Statement of Operations. Pursuant to the expense limitations described in Note B, the Portfolio has experienced expenses reimbursed by the Adviser during the current period. Accordingly, the reimbursement of out-of-pocket custodian expenses in the current period resulted in the reduction in the current period expenses reimbursed by the Adviser.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2016, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $195,341,000 and $300,885,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2016.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended December 31, 2016, advisory fees paid were reduced by approximately $33,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2016 is as follows:

Value December 31, 2015 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2016 (000)
$12,619	$169,637	$177,062	$44	$5,194

The Portfolio is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2016, the Portfolio did not engage in any cross-trade transactions.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2016, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2016 and 2015 was as follows:

2016 Distributions Paid From:		2015 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$21,077	$59,246	$13,888	$121,343

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to basis adjustments on partnerships and differing treatments of gains (losses) related to REIT adjustments, resulted in the following reclassifications among the components of net assets at December 31, 2016:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Gain (000)	Paid-in- Capital (000)
$(1,646)	$1,677	$(31)

At December 31, 2016, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$—	$7,381

I. Credit Facility: As of April 4, 2016, the Fund and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "facility") with State Street. This facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or one month libor rate plus a spread. The facility also has a commitment fee of 0.25% per annum based on the unused portion of the facility. During the year ended December 31, 2016, the Portfolio did not have any borrowings under the facility.

J. Other: At December 31, 2016, the Portfolio had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 44.7%.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

K. Accounting Pronouncements: In December 2016, FASB issued Accounting Standards update 2016-19 — Technical Corrections and Improvements ("ASU 2016-19"), which is effective for interim periods for all entities beginning after December 15, 2016. ASU 2016-19 includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. That amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. Although still evaluating the potential impacts of ASU 2016-19 to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

In October 2016, the Securities and Exchange Commission ("SEC") issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the Portfolio's net assets or results of operations. Although still evaluating the potential impacts of the Investment Company Reporting Modernization to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
U.S. Real Estate Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of U.S. Real Estate Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of U.S. Real Estate Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 28, 2017

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2016. For corporate shareholders, 0.7% of the dividends qualified for the dividends received deduction.

The Portfolio designated and paid approximately $59,246,000 as a long-term capital gain distribution.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to nonaffiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Overseen by Independent Director**	Portfolios in Fund Complex Other Directorships Held by Independent Director***
Frank L. Bowman (72) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				90

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (63) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	91	Director of various non-profit organizations.
Nancy C. Everett (61) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	91

Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Overseen by Independent Director**	Portfolios in Fund Complex Other Directorships Held by Independent Director***
Jakki L. Haussler (59) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	91

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (67) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	91	Director of NVR, Inc. (home construction).
Joseph J. Kearns (74) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	93	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Overseen by Independent Director**	Portfolios in Fund Complex Other Directorships Held by Independent Director***
Michael F. Klein (58) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				90	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (56) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Management Director, JPMorgan Asset Management (2013-2016); President, JPMorgan Funds (2010-2013), Chief Administrative Officer, JPMorgan Funds (2004-2010), Treasurer, JPMorgan Funds (2003-2004, 2008-2010), and Vice President and Board Liaison, JPMorgan Funds (2001-2004); Managing Director, J.P. Morgan Investment Management Inc. (2001-2013); Vice President of Finance, Pierpont Group (1996-2001); Vice President, Bank of New York (1995-1996); Senior Audit Manager, Price Waterhouse, LLP (1982-1995).	91	None.
Michael E. Nugent (80) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	92	None.
W. Allen Reed (69) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	91	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (84) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	92	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2016) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (53) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (51) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (49) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, 100 F Street, NE, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Portfolio of Morgan Stanley Institutional Fund, Inc., which describes in detail the Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

36

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2017 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIUSREAANN
1700148 EXP. 02.28.18

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

US Core Portfolio

Annual Report

December 31, 2016

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	7
Statement of Operations	8
Statement of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	20
Federal Tax Notice	21
Privacy Notice	22
Director and Officer Information	25

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Portfolio of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Portfolio, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in US Core Portfolio (the "Portfolio") performed during the period beginning May 27, 2016 (when the Portfolio launched) and ended December 31, 2016.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2017

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Expense Example (unaudited)

US Core Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2016 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/16	Actual Ending Account Value 12/31/16	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
US Core Portfolio Class I	$1,000.00	$1,059.30	$1,021.27	$3.99	$3.91	0.77%
US Core Portfolio Class A	1,000.00	1,058.20	1,019.36	5.95	5.84	1.15
US Core Portfolio Class C	1,000.00	1,053.10	1,015.58	9.81	9.63	1.90
US Core Portfolio Class IS	1,000.00	1,059.40	1,021.37	3.88	3.81	0.75

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Investment Overview (unaudited)

US Core Portfolio

The Portfolio seeks long-term capital appreciation.

Performance

For the period from inception on May 27, 2016 through December 31, 2016, the Portfolio's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 5.50%, net of fees. The Portfolio's Class I shares underperformed the Portfolio's benchmark, the S&P 500 Index (the "Index"), which returned 8.00% for the same period.

Factors Affecting Performance

•  The reporting period proved to be a volatile time for the equity market, beginning with the spillover effects going into and following the Brexit vote, anticipation of the next Federal Reserve rate hike, and reactions to the U.S. presidential election campaign as well as its ultimate result. Earnings projections for 2016 were roughly flat compared to 2015, and since prior to the election, earnings growth expectations for 2017 were in the low double-digits. However, it was not until immediately following the election that the market began to price in better earnings projections for 2017. Positive economic data such as gross domestic product growth, wage growth, low unemployment, moderate inflation, and increased consumer confidence contributed to investor enthusiasm.

•  For the Index, the greatest strength over the reporting period came from the cyclical sectors that had experienced an earnings recession going into 2016: financials, energy, and industrials. However, health care, real estate, and consumer staples lagged overall market performance.

•  The Portfolio benefited during the period from its sector allocation. An underweight to historically low volatility, higher dividend yielding sectors such as consumer staples, telecommunication services, and utilities contributed positively to the Portfolio. Likewise, the Portfolio's overweights to financials and industrials added gains. Slightly detracting from performance were overweights to consumer discretionary and information technology stocks and an underweight to energy stocks.

•  For stock selection, two health care stocks in particular contributed to Portfolio underperformance for the period. Within health care, the pharmaceuticals subsector had the greatest negative decline, as pricing concerns weighed on share prices since August.

•  The top contributor to performance for the period was a global property, casualty and specialty insurance company that in December agreed to be acquired. The Portfolio also benefited from a position in a global semiconductor manufacturer that sells its chips into major manufacturers of mobile devices and internet connectivity devices.

Management Strategies

•  There have been no changes to our investment process during the period. Statistically, the majority of a portfolio's annual return can be explained by its common factor exposures (which we categorize as growth, value, quality, and risk). The tilting of these exposures is highly correlated to alpha generation (that is, a portfolio's excess return over a benchmark). Therefore, the team begins with a quantitative process to identify the common factors we believe are likely to prevail going forward. The rest of a portfolio's annual returns is explained by its company-specific results, meaning that stock selection is also a key determinant to alpha generation. We employ in an effort a bottom-up fundamental stock selection process to capture idiosyncratic returns. The result is a highly active portfolio of fundamentally attractive stocks which we believe could benefit from what we have identified to be quantitative investment styles likely to outperform.

•  As we move into 2017, the Portfolio is positioned with a modestly higher weighting in value stocks over growth stocks. We remain underweight in historically low volatility, higher dividend yielding sectors that remain expensive relative to their historic valuations. We believe that the financial sector in particular could benefit in an environment of rising interest rates following a decade of significant underperformance.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Investment Overview (unaudited) (cont'd)

US Core Portfolio

*  Minimum Investment for Class I shares

**  Commenced Operations on May 27, 2016.

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, C and IS shares will vary from the performance of Class I shares and will be impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the S&P 500® Index(1) and the Lipper Large-Cap Core Funds Index(2)

	Period Ended December 31, 2016 Total Returns(3)
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio — Class I Shares w/o sales charges(4)	—	—	—	5.50%
Portfolio — Class A Shares w/o sales charges(4)	—	—	—	5.30
Portfolio — Class A Shares with maximum 5.25% sales charges(4)	—	—	—	–0.19
Portfolio — Class C Shares w/o sales charges(4)	—	—	—	4.79
Portfolio — Class C Shares with maximum 1.00% deferred sales charges(4)	—	—	—	3.79
Portfolio — Class IS Shares w/o sales charges(4)	—	—	—	5.52
S&P 500® Index	—	—	—	8.00
Lipper Large-Cap Core Funds Index	—	—	—	8.41

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Returns for periods less than one year are not annualized. Performance of share classes will vary due to difference in expenses.

(1)  The Standard & Poor's 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 80% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Large-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Large-Cap Core Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on May 27, 2016.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of the Portfolio, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Portfolio of Investments

US Core Portfolio

	Shares	Value (000)
Common Stocks (90.3%)
Aerospace & Defense (4.1%)
Northrop Grumman Corp.	1,789	$416
Air Freight & Logistics (1.0%)
United Parcel Service, Inc., Class B	838	96
Banks (3.0%)
JPMorgan Chase & Co.	3,558	307
Biotechnology (2.4%)
Amgen, Inc.	1,667	244
Capital Markets (8.9%)
BlackRock, Inc.	596	227
Franklin Resources, Inc.	11,426	452
Invesco Ltd.	7,288	221
		900
Consumer Finance (1.1%)
Synchrony Financial	2,999	109
Diversified Telecommunication Services (5.6%)
Verizon Communications, Inc.	10,680	570
Electrical Equipment (1.4%)
Emerson Electric Co.	2,617	146
Energy Equipment & Services (5.8%)
National Oilwell Varco, Inc.	4,993	187
Schlumberger Ltd.	4,795	402
		589
Food & Staples Retailing (2.9%)
CVS Health Corp.	3,650	288
Health Care Equipment & Supplies (4.9%)
Danaher Corp.	6,352	494
Health Care Providers & Services (0.4%)
Cigna Corp.	317	42
Hotels, Restaurants & Leisure (2.5%)
Starbucks Corp.	4,461	248
Household Durables (3.3%)
Newell Brands, Inc.	7,458	333
Information Technology Services (1.7%)
Mastercard, Inc., Class A	1,639	169
Insurance (4.1%)
Allied World Assurance Co. Holdings AG	5,112	275
AmTrust Financial Services, Inc.	4,974	136
		411
Internet & Direct Marketing Retail (4.6%)
Priceline Group, Inc. (The) (Netherlands) (a)	317	465
Internet Software & Services (7.1%)
Alphabet, Inc., Class A (a)	904	716
Machinery (4.0%)
Illinois Tool Works, Inc.	3,315	406
Media (5.1%)
Comcast Corp., Class A	7,525	520
Metals & Mining (0.4%)
Agnico-Eagle Mines Ltd. (Canada)	1,078	45
	Shares	Value (000)
Pharmaceuticals (4.1%)
Allergan PLC (a)	1,955	$411
Semiconductors & Semiconductor Equipment (7.2%)
Broadcom Ltd.	475	84
QUALCOMM, Inc.	5,744	375
Taiwan Semiconductor Manufacturing Co., Ltd. ADR (Taiwan)	9,199	264
		723
Tech Hardware, Storage & Peripherals (4.7%)
Apple, Inc.	4,068	471
Total Common Stocks (Cost $8,771)		9,119
Short-Term Investment (5.7%)
Investment Company (5.7%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $581)	580,561	581
Total Investments (96.0%) (Cost $9,352) (b)		9,700
Other Assets in Excess of Liabilities (4.0%)		407
Net Assets (100.0%)		$10,107

(a)  Non-income producing security.

(b)  At December 31, 2016, the aggregate cost for federal income tax purposes is approximately $9,377,000. The aggregate gross unrealized appreciation is approximately $487,000 and the aggregate gross unrealized depreciation is approximately $164,000, resulting in net unrealized appreciation of approximately $323,000.

ADR  American Depositary Receipt.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	47.5%
Capital Markets	9.3
Semiconductors & Semiconductor Equipment	7.4
Internet Software & Services	7.4
Energy Equipment & Services	6.1
Short-Term Investments	6.0
Diversified Telecommunication Services	5.9
Media	5.3
Health Care Equipment & Supplies	5.1
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

US Core Portfolio

Statement of Assets and Liabilities	December 31, 2016 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $8,771)	$9,119
Investment in Security of Affiliated Issuer, at Value (Cost $581)	581
Total Investments in Securities, at Value (Cost $9,352)	9,700
Receivable for Portfolio Shares Sold	763
Due from Adviser	42
Prepaid Offering Costs	40
Dividends Receivable	10
Receivable from Affiliate	—	@
Other Assets	1
Total Assets	10,556
Liabilities:
Payable for Investments Purchased	393
Payable for Professional Fees	25
Payable for Offering Costs	18
Payable for Custodian Fees	2
Payable for Portfolio Shares Redeemed	2
Payable for Transfer Agency Fees — Class I	—	@
Payable for Transfer Agency Fees — Class A	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class C	1
Payable for Administration Fees	1
Other Liabilities	7
Total Liabilities	449
Net Assets	$10,107
Net Assets Consist Of:
Paid-in-Capital	$9,872
Distributions in Excess of Net Investment Income	(36)
Accumulated Net Realized Loss	(77)
Unrealized Appreciation (Depreciation) on:
Investments	348
Net Assets	$10,107
CLASS I:
Net Assets	$7,314
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	699,878
Net Asset Value, Offering and Redemption Price Per Share	$10.45
CLASS A:
Net Assets	$1,406
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	134,738
Net Asset Value, Redemption Price Per Share	$10.44
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.58
Maximum Offering Price Per Share	$11.02
CLASS C:
Net Assets	$1,377
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	132,245
Net Asset Value, Offering and Redemption Price Per Share	$10.41
CLASS IS:
Net Assets	$10
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,000
Net Asset Value, Offering and Redemption Price Per Share	$10.45

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

US Core Portfolio

Statement of Operations	Period from May 27, 2016^ to December 31, 2016 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $2 of Foreign Taxes Withheld)	$80
Dividends from Security of Affiliated Issuer (Note G)	—	@
Total Investment Income	80
Expenses:
Offering Costs	57
Professional Fees	53
Advisory Fees (Note B)	25
Shareholder Reporting Fees	8
Transfer Agency Fees — Class I (Note E)	1
Transfer Agency Fees — Class A (Note E)	1
Transfer Agency Fees — Class C (Note E)	1
Transfer Agency Fees — Class IS (Note E)	1
Custodian Fees (Note F)	4
Shareholder Services Fees — Class A (Note D)	1
Distribution and Shareholder Services Fees — Class C (Note D)	3
Administration Fees (Note C)	3
Pricing Fees	1
Sub Transfer Agency Fees — Class I	—	@
Sub Transfer Agency Fees — Class A	—	@
Sub Transfer Agency Fees — Class C	—	@
Directors' Fees and Expenses	—	@
Registration Fees	—	@
Other Expenses	—	@
Total Expenses	159
Expenses Reimbursed by Adviser (Note B)	(94)
Waiver of Advisory Fees (Note B)	(25)
Reimbursement of Class Specific Expenses — Class A (Note B)	(—	@)
Reimbursement of Class Specific Expenses — Class C (Note B)	(1)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(1)
Rebate from Morgan Stanley Affiliate (Note G)	(—	@)
Net Expenses	38
Net Investment Income	42
Realized Loss:
Investments Sold	(77)
Change in Unrealized Appreciation (Depreciation):
Investments	348
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	271
Net Increase in Net Assets Resulting from Operations	$313

^  Commencement of Operations.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

US Core Portfolio

Statement of Changes in Net Assets	Period from May 27, 2016^ to December 31, 2016 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$42
Net Realized Loss	(77)
Net Change in Unrealized Appreciation (Depreciation)	348
Net Increase in Net Assets Resulting from Operations	313
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(64)
Class A:
Net Investment Income	(11)
Class C:
Net Investment Income	(6)
Class IS:
Net Investment Income	(— @)
Total Distributions	(81)
Capital Share Transactions:(1)
Class I:
Subscribed	7,645
Distributions Reinvested	14
Redeemed	(560)
Class A:
Subscribed	1,488
Distributions Reinvested	11
Redeemed	(104)
Class C:
Subscribed	1,366
Distributions Reinvested	6
Redeemed	(1)
Class IS:
Subscribed	10
Net Increase in Net Assets Resulting from Capital Share Transactions	9,875
Total Increase in Net Assets	10,107
Net Assets:
Beginning of Period	—
End of Period (Including Distributions in Excess of Net Investment Income of $(36))	$10,107
(1) Capital Share Transactions:
Class I:
Shares Subscribed	754
Shares Issued on Distributions Reinvested	1
Shares Redeemed	(55)
Net Increase in Class I Shares Outstanding	700
Class A:
Shares Subscribed	144
Shares Issued on Distributions Reinvested	1
Shares Redeemed	(10)
Net Increase in Class A Shares Outstanding	135
Class C:
Shares Subscribed	131
Shares Issued on Distributions Reinvested	1
Shares Redeemed	(— @@)
Net Increase in Class C Shares Outstanding	132
Class IS:
Shares Subscribed	1

^  Commencement of Operations.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

US Core Portfolio

	Class I
Selected Per Share Data and Ratios	Period from May 27, 2016(1) to December 31, 2016
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Income (2)	0.07
Net Realized and Unrealized Gain	0.48
Total from Investment Operations	0.55
Distributions from and/or in Excess of:
Net Investment Income	(0.10)
Net Asset Value, End of Period	$10.45
Total Return (3)	5.50	%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$7,314
Ratio of Expenses to Average Net Assets (8)	0.77	%(4)(7)
Ratio of Net Investment Income to Average Net Assets (8)	1.12	%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(5)(7)
Portfolio Turnover Rate	28	%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.62	%(7)
Net Investment Loss to Average Net Assets	(1.73	)%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Amount is less than 0.005%.

(6)  Not Annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

US Core Portfolio

	Class A
Selected Per Share Data and Ratios	Period from May 27, 2016(1) to December 31, 2016
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Income (2)	0.04
Net Realized and Unrealized Gain	0.49
Total from Investment Operations	0.53
Distributions from and/or in Excess of:
Net Investment Income	(0.09)
Net Asset Value, End of Period	$10.44
Total Return (3)	5.30	%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,406
Ratio of Expenses to Average Net Assets (8)	1.15	%(4)(7)
Ratio of Net Investment Income to Average Net Assets (8)	0.66	%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(5)(7)
Portfolio Turnover Rate	28	%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	4.12	%(7)
Net Investment Loss to Average Net Assets	(2.31	)%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Amount is less than 0.005%.

(6)  Not Annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

US Core Portfolio

	Class C
Selected Per Share Data and Ratios	Period from May 27, 2016(1) to December 31, 2016
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net Investment Loss (2)	(0.00	)(3)
Net Realized and Unrealized Gain	0.48
Total from Investment Operations	0.48
Distributions from and/or in Excess of:
Net Investment Income	(0.07)
Net Asset Value, End of Period	$10.41
Total Return (4)	4.79	%(7)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,377
Ratio of Expenses to Average Net Assets (9)	1.90	%(5)(8)
Ratio of Net Investment Loss to Average Net Assets (9)	(0.05	)%(5)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(6)(8)
Portfolio Turnover Rate	28	%(7)
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expense to Average Net Assets	4.99	%(8)
Net Investment Loss to Average Net Assets	(3.14	)%(8)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Amount is less than 0.005%.

(7)  Not Annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Financial Highlights

US Core Portfolio

	Class IS
Selected Per Share Data and Ratios	Period from May 27, 2016(1) to December 31, 2016
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Income (2)	0.07
Net Realized and Unrealized Gain	0.48
Total from Investment Operations	0.55
Distributions from and/or in Excess of:
Net Investment Income	(0.10)
Net Asset Value, End of Period	$10.45
Total Return (3)	5.52	%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$10
Ratio of Expenses to Average Net Assets (8)	0.75	%(4)(7)
Ratio of Net Investment Income to Average Net Assets (8)	1.17	%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(5)(7)
Portfolio Turnover Rate	28	%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	19.22	%(7)
Net Investment Loss to Average Net Assets	(17.30	)%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Amount is less than 0.005%.

(6)  Not Annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of twenty-nine separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio," collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the US Core Portfolio. The Portfolio seeks long-term capital appreciation.

The Portfolio commenced operations on May 27, 2016, and offers four classes of shares — Class I, Class A, Class C and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Fund's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; and (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund's Adviser

14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value the Portfolio's investments as of December 31, 2016.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$416	$—	$—	$416
Air Freight & Logistics	96	—	—	96
Banks	307	—	—	307
Biotechnology	244	—	—	244
Capital Markets	900	—	—	900
Consumer Finance	109	—	—	109
Diversified Telecommunication Services	570	—	—	570
Electrical Equipment	146	—	—	146
Energy Equipment & Services	589	—	—	589
Food & Staples Retailing	288	—	—	288
Health Care Equipment & Supplies	494	—	—	494
Health Care Providers & Services	42	—	—	42
Hotels, Restaurants & Leisure	248	—	—	248
Household Durables	333	—	—	333
Information Technology Services	169	—	—	169
Insurance	411	—	—	411
Internet & Direct Marketing Retail	465	—	—	465
Internet Software & Services	716	—	—	716
Machinery	406	—	—	406
Media	520	—	—	520
Metals & Mining	45	—	—	45
Pharmaceuticals	411	—	—	411
Semiconductors & Semiconductor Equipment	723	—	—	723
Tech Hardware, Storage & Peripherals	471	—	—	471
Total Common Stocks	9,119	—	—	9,119
Short-Term Investment
Investment Company	581	—	—	581
Total Assets	$9,700	$—	$—	$9,700

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period.

3.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

4.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

5.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $750 million	Next $750 million	Over $1.5 billion
0.60%	0.55%	0.50%

For the period ended December 31, 2016, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.00% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.80% for Class I shares, 1.15% for Class A shares, 1.90% for Class C shares and 0.75% for Class IS

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Portfolio's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the period ended December 31, 2016, approximately $25,000 of advisory fees were waived and approximately $96,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the period ended December 31, 2016, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $10,808,000 and $1,959,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the period ended December 31, 2016.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the period ended December 31, 2016, advisory fees paid were reduced by less than $500 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the period ended December 31, 2016 is as follows:

Purchases at Cost (000)	Sales (000)	Dividend Income (000)		Value December 31, 2016 (000)
$8,910	$8,329	$—	@	$581

@ Amount is less than $500.

The Portfolio is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the period ended December 31, 2016, the Portfolio did not engage in any cross-trade transactions.

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. The tax period ended December 31, 2016, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal year 2016 was as follows:

2016 Distributions Paid From:
Ordinary Income (000)	Paid-in- Capital (000)
$78	$3

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, due to a distribution in excess of current earnings, resulted in the following reclassifications among the components of net assets at December 31, 2016:

Distributions in Excess of Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$3	—	$(3)

At December 31, 2016, the Portfolio had no distributable earnings on a tax basis.

At December 31, 2016, the Portfolio had available for federal income tax purposes unused short term capital losses of approximately $52,000 that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Other: At December 31, 2016, the Portfolio had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 41.5%.

J. Accounting Pronouncements: In December 2016, FASB issued Accounting Standards update 2016-19 — Technical Corrections and Improvements ("ASU 2016-19"), which is effective for interim periods for all entities beginning after December 15, 2016. ASU 2016-19 includes an amendment to

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Notes to Financial Statements (cont'd)

Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. That amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. Although still evaluating the potential impacts of ASU 2016-19 to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

In October 2016, the Securities and Exchange Commission ("SEC") issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the Portfolio's net assets or results of operations. Although still evaluating the potential impacts of the Investment Company Reporting Modernization to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
US Core Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of US Core Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) (the "Portfolio") as of December 31, 2016, and the related statements of operations and changes in net assets and the financial highlights for the period from May 27, 2016 (commencement of operations) to December 31, 2016. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of US Core Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2016, the results of its operations, the changes in its net assets and the financial highlights for the period from May 27, 2016 (commencement of operations) to December 31, 2016, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 28, 2017

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2016. For corporate shareholders 69.42% of the dividends qualified for the dividends received deduction.

For federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended December 31, 2016. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of approximately $72,000 as taxable at this lower rate.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to nonaffiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (72) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				90

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (63) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	91	Director of various non-profit organizations.
Nancy C. Everett (61) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	91

Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (59) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	91

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (67) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	91	Director of NVR, Inc. (home construction).
Joseph J. Kearns (74) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	93	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (58) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				90	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (56) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Management Director, JPMorgan Asset Management (2013-2016); President, JPMorgan Funds (2010-2013), Chief Administrative Officer, JPMorgan Funds (2004-2010), Treasurer, JPMorgan Funds (2003-2004, 2008-2010), and Vice President and Board Liaison, JPMorgan Funds (2001-2004); Managing Director, J.P. Morgan Investment Management Inc. (2001-2013); Vice President of Finance, Pierpont Group (1996-2001); Vice President, Bank of New York (1995-1996); Senior Audit Manager, Price Waterhouse, LLP (1982-1995).	91	None.
Michael E. Nugent (80) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	92	None.
W. Allen Reed (69) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	91	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (84) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	92	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2016) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (53) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (51) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (49) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2016

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, 100 F Street, NE, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Portfolio of Morgan Stanley Institutional Fund, Inc., which describes in detail the Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

29

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2017 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIUSCPANN
1698603 EXP. 02.28.18

Item 2.  Code of Ethics.

(a)                                 The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)                                 No information need be disclosed pursuant to this paragraph.

(c)                                  Not applicable.

(d)                                 Not applicable.

(e)                                  Not applicable.

(f)

(1)                                 The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)                                 Not applicable.

(3)                                 Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Directors has determined that Joseph J. Kearns, an “independent” Director, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2016

	Registrant		Covered Entities(1)
Audit Fees	$1,169,439		N/A

Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$124,000	(3)	$8,817,179	(4)
All Other Fees	$—		$227,300	(5)
Total Non-Audit Fees	$124,000		$9,044,479

Total	$1,293,439		$9,044,479

2015

	Registrant		Covered Entities(1)
Audit Fees	$1,046,857		N/A

Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$108,000	(3)	$8,237,026	(4)
All Other Fees	$—		$212,000	(5)
Total Non-Audit Fees	$108,000		$8,449,026

Total	$1,154,857		$8,449,026

N/A- Not applicable, as not required by Item 4.

(1)         Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)         Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)         All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

(1)                                 This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the

Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)     Not applicable.

(g)    See table above.

(h)    The audit committee of the Board of Directors has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph J. Kearns, Jakki L. Haussler, Michael F. Klein and Allen W. Reed.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Institutional Fund, Inc.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
February 16, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
February 16, 2017

/s/ Francis Smith
Francis Smith
Principal Financial Officer
February 16, 2017